                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08764

                                   ----------

                         UBS PACE Select Advisors Trust
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
               (Address of principal executive offices) (Zip code)

                              Mark F. Kemper, Esq.
                           UBS Global Asset Management
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                              Jack W. Murphy, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: July 31

Date of reporting period: July 31, 2006

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ITEM 1. REPORTS TO STOCKHOLDERS.
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[UBS Global Asset Management LOGO]

UBS PACE(SM)
ANNUAL REPORT
JULY 31, 2006

UBS PACE Select Advisors Trust

TABLE OF CONTENTS

INTRODUCTION                                                                   3
UBS PACE Money Market Investments                                              4
UBS PACE Government Securities Fixed Income Investments                       10
UBS PACE Intermediate Fixed Income Investments                                16
UBS PACE Strategic Fixed Income Investments                                   22
UBS PACE Municipal Fixed Income Investments                                   28
UBS PACE Global Fixed Income Investments                                      34
UBS PACE High Yield Investments                                               41
UBS PACE Large Co Value Equity Investments                                    47
UBS PACE Large Co Growth Equity Investments                                   54
UBS PACE Small/Medium Co Value Equity Investments                             61
UBS PACE Small/Medium Co Growth Equity Investments                            68
UBS PACE International Equity Investments                                     76
UBS PACE International Emerging Markets Equity Investments                    84
UBS PACE Alternative Strategies Investments                                   91

FINANCIAL STATEMENTS                                                          98

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE                                        317

PROXY VOTING POLICIES, PROCEDURES AND RECORD                                 317

BOARD APPROVAL OF MANAGEMENT AND SUB-ADVISORY AGREEMENTS                     318

TRUSTEES & OFFICERS                                                          344

UBS PACE SELECT ADVISORS TRUST OFFERS MULTIPLE SHARE CLASSES REPRESENTING INTERESTS IN FOURTEEN SEPARATE PORTFOLIOS. (UBS PACE MONEY MARKET INVESTMENTS OFFERS ONLY ONE SHARE CLASS.) DIFFERENT CLASSES OF SHARES AND/OR PORTFOLIOS ARE OFFERED BY SEPARATE PROSPECTUSES.

FOR MORE INFORMATION ON A PORTFOLIO OR CLASS OF SHARES, CONTACT YOUR FINANCIAL ADVISOR. HE OR SHE CAN SEND YOU A CURRENT PROSPECTUS RELATING TO A PORTFOLIO OR CLASS OF SHARES, WHICH INCLUDES A DISCUSSION OF INVESTMENT RISKS, SALES CHARGES, EXPENSES AND OTHER MATTERS OF INTEREST. PLEASE READ THE PROSPECTUS RELATED TO THE PORTFOLIO OR CLASS OF SHARES YOU ARE INTERESTED IN CAREFULLY BEFORE YOU INVEST.


                                        1

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                 (This page has been left blank intentionally)

UBS PACE Select Advisors Trust
INTRODUCTION

September 22, 2006

Dear UBS PACE Shareholder,

We are pleased to provide you with the annual report for the UBS PACE Portfolios, comprising the UBS PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio and commentaries from the individual investment advisors regarding the events that affected Portfolio performance during the fiscal year ended July 31, 2006. Please note that the opinions of the advisors do not necessarily represent those of UBS Global Asset Management (Americas) Inc.

The past year was one marked by a number of challenges, but on the whole, it was a period of continued economic improvement. The 12-month reporting period began on a rather down note--in the middle of a devastating and record-breaking hurricane season that sent already high oil and gas prices even higher. Although energy prices have changed little since then, other economic factors have offered decidedly more positive news. Unemployment, consumer confidence and gross domestic product (GDP) data were all strong, showing the US economy expanding at a solid annual rate, and more capable of adapting to the high cost of energy and geopolitical uncertainty than some market observers had speculated. Against this backdrop, US equities performed quite solidly, with positive returns generally posted across investment styles and market capitalizations.

The environment in fixed income markets was certainly more challenging. Inflation was, and remains, a main concern of many economists, including former Federal Reserve Chairman Alan Greenspan and his successor, Ben Bernanke. While we believe the tandem has put in place a sound policy for maintaining price stability, that policy placed significant downward pressure on bond prices throughout the Portfolios' fiscal year.

On an international level, markets generally followed the same patterns: as economies continued to strengthen, equity prices generally rose. At the same time, a number of central banks raised interest rates, sending bond prices lower. The one exception was within emerging markets, where both stocks and bonds posted solid returns for the majority of the Portfolios' reporting period, despite a sell-off in May.

We believe this volatility and the divergence of markets highlights the importance of professional financial advice and the need for a well-diversified portfolio. As always, we appreciate your continued support. If you have any questions regarding your portfolio or your investment program, please contact your financial advisor.

Sincerely,


/s/ Kai Sotorp
----------------------------------
Kai Sotorp
PRESIDENT, UBS PACE Select Advisors Trust
HEAD OF THE AMERICAS, UBS Global Asset Management (Americas) Inc.

THIS REPORT IS INTENDED TO ASSIST INVESTORS IN UNDERSTANDING HOW THE PORTFOLIOS PERFORMED DURING THE FISCAL YEAR ENDED JULY 31, 2006. THE VIEWS EXPRESSED IN THE ADVISORS' COMMENTS SECTIONS ARE AS OF THE END OF THE REPORTING PERIOD, REFLECT PERFORMANCE RESULTS GROSS OF FEES AND EXPENSES, AND ARE THOSE OF THE INVESTMENT ADVISORS. ADVISORS' COMMENTS ON PORTFOLIOS THAT HAVE MORE THAN ONE MANAGER ARE REFLECTIVE OF THEIR PORTION OF THE PORTFOLIO ONLY. THE VIEWS AND OPINIONS IN THIS REPORT WERE CURRENT AS OF SEPTEMBER 22, 2006. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND THE ADVISORS RESERVE THE RIGHT TO CHANGE THEIR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND THE MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF A PORTFOLIO'S FUTURE INVESTMENT INTENT.

UBS PACE Select Advisors Trust
UBS PACE MONEY MARKET INVESTMENTS

PERFORMANCE

For the fiscal year ended July 31, 2006, the Portfolio returned 3.89% (before the deduction of the maximum UBS PACE program fee; after the deduction of the maximum program fee, the Portfolio returned 2.35%). In comparison, the 90-Day US T-Bill Index returned 4.11% and the median return for the Lipper Money Market Instrument Funds category was 3.66%. (Returns over various time periods are shown in the "Performance at a glance" table on page 7. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

MARKET REVIEW

The Federal Reserve Board (the "Fed") captured financial headlines throughout the Portfolio's fiscal year. After raising rates in 17 consecutive meetings dating back to 2004, the Fed finally paused, leaving short-term interest rates unchanged at 5.25% at its August meeting. Although the series of rate increases began primarily as an attempt to move from an exceptionally accommodative monetary policy to more neutral ground, inflation has lately become much more of a concern. Oil prices increased dramatically over the reporting period, remaining above $65 a barrel for the majority of the past year.

During this time, Treasury yields rose across the maturity spectrum, most dramatically on the shorter end of the yield curve. At several points during the period, the yield curve inverted by some measures, meaning shorter-dated securities offered higher yields than longer-dated Treasuries. An inverted yield curve historically has indicated a pending economic slowdown, but over the past year gross domestic product (GDP) and unemployment data have both remained quite positive.

ADVISOR'S COMMENTS

During the course of the Portfolio's fiscal year, we most often implemented a "bulleted" yield curve strategy to take advantage of the rising interest rate environment. Generally, a bulleted strategy is expected to perform better in such a market environment as it allows an investor to target certain maturities while spreading out and ultimately reducing interest rate risk. In this case, we frequently sought to own securities that matured shortly before Fed meetings, allowing us to lock in higher yield opportunities as rates rose.

At the beginning of the period the yield curve inverted slightly, and we selectively purchased one to three month securities as attractive levels presented themselves. As interest rates continued to climb upwards, we took advantage of a significant rise in the yield of one year securities and added them to the Portfolio, locking in higher rates.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE MONEY MARKET INVESTMENTS

INVESTMENT ADVISOR:

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

PORTFOLIO MANAGER:

Michael H. Markowitz

OBJECTIVE:

CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL AND LIQUIDITY.

INVESTMENT PROCESS:

THE PORTFOLIO IS A MONEY MARKET MUTUAL FUND AND SEEKS TO MAINTAIN A STABLE PRICE OF $1.00 PER SHARE, ALTHOUGH IT MAY BE POSSIBLE TO LOSE MONEY BY INVESTING IN THIS PORTFOLIO. THE PORTFOLIO INVESTS IN A DIVERSIFIED PORTFOLIO OF HIGH-QUALITY MONEY MARKET INSTRUMENTS OF GOVERNMENTAL AND PRIVATE ISSUERS. SECURITY SELECTION IS BASED ON THE ASSESSMENT OF RELATIVE VALUES AND CHANGES IN MARKET AND ECONOMIC CONDITIONS.

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ADVISOR'S COMMENTS - CONCLUDED

On a sector level, the Portfolio maintained relatively large positions in commercial paper, corporate debt, and certificates of deposit. The Portfolio also held government agency obligations and other US government securities. Portfolio holdings were selected with an eye toward liquidity and quality, which we maintained throughout the reporting period.

Looking ahead, the Fed has indicated that future interest rate setting activity will be data dependent, specifically regarding sustained inflationary pressures and economic growth. We feel the Fed will look to maintain its inflation fighting credibility and put a greater significance on containing inflation over accommodating economic growth. Moderation in the housing market and high energy prices continue to be a point of concern, but overall, the Portfolio remains well diversified, and we will continue to seek yield opportunities and liquidity in the Portfolio.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE 90-DAY US T-BILL INDEX

                                     [CHART]

                        UBS PACE MONEY       UBS PACE MONEY
                      MARKET INVESTMENTS   MARKET INVESTMENTS
                       (BEFORE DEDUCTING    (AFTER DEDUCTING
                       MAXIMUM UBS PACE        MAXIMUM UBS        90-DAY US
                         PROGRAM FEE)       PACE PROGRAM FEE)   T-BILL INDEX
                      ------------------   ------------------   ------------
      7/31/1996             $10,000              $10,000           $10,000
      8/31/1996             $10,042              $10,029           $10,044
      9/30/1996             $10,083              $10,057           $10,087
     10/31/1996             $10,125              $10,087           $10,131
     11/30/1996             $10,167              $10,116           $10,174
     12/31/1996             $10,208              $10,145           $10,217
      1/31/1997             $10,251              $10,175           $10,261
      2/28/1997             $10,291              $10,201           $10,302
      3/31/1997             $10,335              $10,232           $10,347
      4/30/1997             $10,378              $10,262           $10,391
      5/31/1997             $10,424              $10,294           $10,436
      6/30/1997             $10,468              $10,325           $10,480
      7/31/1997             $10,514              $10,358           $10,526
      8/31/1997             $10,561              $10,391           $10,571
      9/30/1997             $10,606              $10,422           $10,616
     10/31/1997             $10,653              $10,455           $10,662
     11/30/1997             $10,699              $10,487           $10,707
     12/31/1997             $10,747              $10,521           $10,754
      1/31/1998             $10,795              $10,555           $10,801
      2/28/1998             $10,838              $10,584           $10,844
      3/31/1998             $10,886              $10,617           $10,892
      4/30/1998             $10,932              $10,649           $10,938
      5/31/1998             $10,980              $10,682           $10,985
      6/30/1998             $11,027              $10,714           $11,031
      7/31/1998             $11,075              $10,748           $11,077
      8/31/1998             $11,124              $10,781           $11,124
      9/30/1998             $11,171              $10,813           $11,170
     10/31/1998             $11,217              $10,844           $11,215
     11/30/1998             $11,261              $10,873           $11,256
     12/31/1998             $11,307              $10,904           $11,298
      1/31/1999             $11,351              $10,933           $11,340
      2/28/1999             $11,391              $10,958           $11,379
      3/31/1999             $11,434              $10,986           $11,422
      4/30/1999             $11,477              $11,012           $11,464
      5/31/1999             $11,521              $11,041           $11,508
      6/30/1999             $11,564              $11,069           $11,551
      7/31/1999             $11,610              $11,099           $11,596
      8/31/1999             $11,657              $11,130           $11,642
      9/30/1999             $11,704              $11,161           $11,688
     10/31/1999             $11,753              $11,194           $11,735
     11/30/1999             $11,802              $11,226           $11,783
     12/31/1999             $11,856              $11,263           $11,833
      1/31/2000             $11,910              $11,300           $11,885
      2/29/2000             $11,961              $11,335           $11,936
      3/31/2000             $12,017              $11,373           $11,992
      4/30/2000             $12,072              $11,411           $12,048
      5/31/2000             $12,131              $11,453           $12,107
      6/30/2000             $12,192              $11,496           $12,164
      7/31/2000             $12,256              $11,541           $12,223
      8/31/2000             $12,320              $11,587           $12,283
      9/30/2000             $12,382              $11,632           $12,344
     10/31/2000             $12,447              $11,678           $12,409
     11/30/2000             $12,511              $11,723           $12,472
     12/31/2000             $12,576              $11,770           $12,538
      1/31/2001             $12,638              $11,813           $12,603
      2/28/2001             $12,691              $11,847           $12,657
      3/31/2001             $12,745              $11,883           $12,713
      4/30/2001             $12,794              $11,914           $12,762
      5/31/2001             $12,841              $11,942           $12,808
      6/30/2001             $12,882              $11,966           $12,850
      7/31/2001             $12,922              $11,988           $12,890
      8/31/2001             $12,961              $12,009           $12,929
      9/30/2001             $12,995              $12,025           $12,966
     10/31/2001             $13,023              $12,036           $13,000
     11/30/2001             $13,048              $12,044           $13,028
     12/31/2001             $13,071              $12,050           $13,051
      1/31/2002             $13,090              $12,053           $13,071
      2/28/2002             $13,107              $12,053           $13,089
      3/31/2002             $13,125              $12,055           $13,108
      4/30/2002             $13,142              $12,056           $13,127
      5/31/2002             $13,160              $12,057           $13,146
      6/30/2002             $13,177              $12,057           $13,165
      7/31/2002             $13,193              $12,057           $13,185
      8/31/2002             $13,209              $12,057           $13,204
      9/30/2002             $13,225              $12,056           $13,222
     10/31/2002             $13,240              $12,055           $13,240
     11/30/2002             $13,253              $12,052           $13,257
     12/31/2002             $13,264              $12,047           $13,273
      1/31/2003             $13,274              $12,040           $13,287
      2/28/2003             $13,282              $12,032           $13,300
      3/31/2003             $13,291              $12,025           $13,313
      4/30/2003             $13,299              $12,017           $13,326
      5/31/2003             $13,307              $12,010           $13,339
      6/30/2003             $13,314              $12,001           $13,351
      7/31/2003             $13,319              $11,991           $13,362
      8/31/2003             $13,325              $11,981           $13,373
      9/30/2003             $13,330              $11,971           $13,384
     10/31/2003             $13,336              $11,961           $13,394
     11/30/2003             $13,341              $11,950           $13,405
     12/31/2003             $13,347              $11,941           $13,416
      1/31/2004             $13,352              $11,931           $13,426
      2/29/2004             $13,357              $11,920           $13,436
      3/31/2004             $13,363              $11,910           $13,446
      4/30/2004             $13,368              $11,900           $13,457
      5/31/2004             $13,374              $11,890           $13,468
      6/30/2004             $13,380              $11,881           $13,479
      7/31/2004             $13,388              $11,873           $13,491
      8/31/2004             $13,397              $11,867           $13,506
      9/30/2004             $13,409              $11,862           $13,522
     10/31/2004             $13,422              $11,859           $13,540
     11/30/2004             $13,437              $11,857           $13,559
     12/31/2004             $13,455              $11,858           $13,582
      1/31/2005             $13,475              $11,861           $13,606
      2/28/2005             $13,494              $11,863           $13,630
      3/31/2005             $13,518              $11,869           $13,659
      4/30/2005             $13,543              $11,876           $13,688
      5/31/2005             $13,570              $11,885           $13,721
      6/30/2005             $13,598              $11,895           $13,753
      7/31/2005             $13,629              $11,907           $13,788
      8/31/2005             $13,662              $11,921           $13,825
      9/30/2005             $13,697              $11,936           $13,862
     10/31/2005             $13,735              $11,955           $13,903
     11/30/2005             $13,774              $11,974           $13,945
     12/31/2005             $13,817              $11,996           $13,989
      1/31/2006             $13,861              $12,019           $14,036
      2/28/2006             $13,903              $12,040           $14,080
      3/31/2006             $13,951              $12,067           $14,133
      4/30/2006             $13,999              $12,094           $14,185
      5/31/2006             $14,052              $12,123           $14,241
      6/30/2006             $14,104              $12,153           $14,296
      7/31/2006             $14,160              $12,186           $14,355

The graph depicts the performance of UBS PACE Money Market Investments versus the 90-Day US T-Bill Index over the 10 years ended July 31, 2006. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. It is important to note that UBS PACE Money Market Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PERFORMANCE AT A GLANCE (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 07/31/06   1 YEAR   5 YEARS   10 YEARS
-------------------------------------------------------------------------------------
UBS PACE Money Market Investments before deducting
maximum UBS PACE program fee*                              3.89%     1.85%     3.54%
UBS PACE Money Market Investments after deducting
maximum UBS PACE program fee*                              2.35%     0.33%     2.00%
90-Day US T-Bill Index**                                   4.11%     2.18%     3.68%
Lipper Money Market Instrument Funds median                3.66%     1.62%     3.34%

Average annual total returns for periods ended June 30, 2006, after deduction of the maximum UBS PACE program fee, were as follows: 1-year period, 2.17%; 5-year period, 0.31%; 10-year period, 2.00%.

For UBS PACE Money Market Investments, the 7-day current yield for the period ended July 31, 2006 was 4.74% (without maximum UBS PACE program fee and after fee waivers/expense reimbursements; the yield was 4.18% before fee waivers/expense reimbursements). With the maximum UBS PACE program fee, the 7-day current yield was 3.24% after fee waivers/expense reimbursements; the yield was 2.68% before fee waivers/expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers.

*    THE MAXIMUM ANNUAL UBS PACE PROGRAM FEE IS 1.5% OF THE VALUE OF UBS PACE
     ASSETS.

** 90-DAY US T-BILLS ARE PROMISSORY NOTES ISSUED BY THE US TREASURY AND SOLD THROUGH COMPETITIVE BIDDING, WITH A SHORT-TERM MATURITY DATE, IN THIS CASE, OF THREE MONTHS. THIS INDEX IS DERIVED FROM SECONDARY MARKET INTEREST RATES AS PUBLISHED BY THE FEDERAL RESERVE BANK.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS. THE RETURN OF AN INVESTMENT WILL FLUCTUATE. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE PAYABLE DATES. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

AN INVESTMENT IN UBS PACE MONEY MARKET INVESTMENTS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) ongoing program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2006 to July 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these program fees were included, your costs would have been higher.

                                                                BEGINNING          ENDING          EXPENSES PAID
                                                              ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD*
                                                            FEBRUARY 1, 2006   JULY 31, 2006   02/01/06 TO 07/31/06
-------------------------------------------------------------------------------------------------------------------
Class P   Actual                                                $1,000.00        $1,021.60             $3.01
          Hypothetical (5% annual return before expenses)        1,000.00         1,021.82              3.01

* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED NET EXPENSE RATIO OF 0.60%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                   07/31/06
--------------------------------------------------------------------------
Net assets (mm)                                                    $342.6
Number of holdings (excluding US government agency obligations)        69
Weighted average maturity                                          40 days

PORTFOLIO COMPOSITION*                                            07/31/06
--------------------------------------------------------------------------
Commercial paper                                                     70.4%
Short-term corporate obligations                                      9.8
Certificates of deposit                                               9.3
US government agency obligations                                      6.8
Bank notes                                                            2.0
Money market funds                                                    1.7
Repurchase agreement                                                  0.1
Other assets less liabilities                                        (0.1)
--------------------------------------------------------------------------
Total                                                               100.0%
==========================================================================

TOP 10 SECURITIES (EXCLUDING US GOVERNMENT AGENCY OBLIGATIONS)*   07/31/06
--------------------------------------------------------------------------
KFW International Finance                                            2.9%
Regency Markets                                                      2.9
Bear Stearns                                                         2.6
Atlantis One Funding                                                 2.6
Scaldis Capital                                                      2.6
Depfa Bank                                                           2.6
Nordea                                                               2.6
Beta Finance                                                         2.5
Sanofi-Aventis                                                       2.4
Allied Irish Banks                                                   2.3
--------------------------------------------------------------------------
Total                                                               26.0%
==========================================================================

* Weightings represent percentages of net assets as of July 31, 2006. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust
UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PERFORMANCE

For the fiscal year ended July 31, 2006, the Portfolio's Class P shares returned 1.94% (before the deduction of the maximum UBS PACE program fee; 0.42% after the deduction of the maximum program fee), compared with the Lehman Brothers Mortgage-Backed Securities Index (the "Index") return of 2.35% and the 1.24% median return of the Lipper Intermediate US Government Funds category. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 13. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

The bond markets were dominated during the period by speculation about the pace and duration of the Federal Reserve Board's (the "Fed's") tightening cycle. Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The Fed continued to raise the federal funds rate (or "fed funds" rate, the rate that banks charge one another for overnight loans), at a measured pace, increasing it from 3.25% to 5.25% through the end of the period. The benchmark 10-year Treasury yield ended the period at 4.98%, 0.70% higher than at the start of the Portfolio's fiscal year.

During the first half of the reporting period, bonds gained ground, leaning against the headwinds of Fed tightening and concerns that higher energy prices would fuel inflation. These concerns continued through the second half of the year; however, in the final month of the fiscal period, US Treasury yields steadily declined on evidence that the US economy was beginning to slow. While core rates of inflation rose above central banks' targets, other indicators pointed to the potential for global growth to soften, thus increasing the risk of a policy mistake by monetary authorities. The formerly robust residential housing market in the US, a critical source of job creation as well as consumer liquidity, showed signs of cooling as the inventory of unsold homes continued to swell in the face of higher mortgage rates.

ADVISOR'S COMMENTS

The mortgage market was able to withstand the pressures of the dramatic flattening of the Treasury yield curve during most of the 12-month period. As mortgage securities fell in price, loss-constrained investors were less willing to trade, straining liquidity. Not surprisingly, mortgage durations extended along with the rise in interest rates.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO")

PORTFOLIO MANAGER:

W. SCOTT SIMON

OBJECTIVE:

CURRENT INCOME.

INVESTMENT PROCESS:

THE PORTFOLIO INVESTS PRIMARILY IN MORTGAGE-BACKED SECURITIES, ALONG WITH GOVERNMENT FIXED INCOME SECURITIES, INCLUDING OTHER TYPES OF BONDS. THE PORTFOLIO ALSO INVESTS, TO A LESSER EXTENT, IN INVESTMENT GRADE BONDS OF PRIVATE ISSUERS, INCLUDING THOSE BACKED BY MORTGAGES OR OTHER ASSETS. THE PORTFOLIO'S DURATION NORMALLY RANGES BETWEEN ONE AND SEVEN YEARS. (DURATION IS A MEASURE OF A BOND PORTFOLIO'S SENSITIVITY TO INTEREST RATE CHANGES.) PIMCO ESTABLISHES DURATION TARGETS BASED ON ITS EXPECTATIONS FOR CHANGES IN INTEREST RATES, AND THEN POSITIONS THE PORTFOLIO TO TAKE ADVANTAGE OF YIELD CURVE SHIFTS. SECURITIES ARE CHOSEN FOR THEIR VALUE RELATIVE TO OTHER SIMILAR SECURITIES.

ADVISOR'S COMMENTS - CONCLUDED

Government National Mortgage Association (Ginnie Mae) securities soared to their most expensive levels relative to other mortgage-backed securities ever in late 2005. At the same time, the net issuance of Ginnie Mae securities has been negative for over a year, as Ginnie Mae mortgage-backed securities (MBS) are paying down faster than they are being created.

Mortgage investors expected issuance to decline in 2006 in response to higher interest rates and rising mortgage rates. But the flat yield curve left consumers with no rate incentive to choose adjustable-rate loans, making the fixed rate supply higher than expected. To compensate for the oversupply, large banks have absorbed most of the MBS issuance into their portfolios. Strong deposit growth drove their demand, as banks' lower cost of funds via deposits made MBS appear more attractive.

In this environment, we held the Portfolio's duration above the Index, which was a negative for the portfolio as interest rates rose. Our overweight exposure to 30-year conventional (Fannie Mae and Freddie Mac) issues was positive, as these securities outperformed their Ginnie Mae counterparts during the year. Favorable coupon selection helped performance; an overweight to 30-year Fannie Mae 5.5% coupons outperformed the broader Index. An emphasis on home equity asset-backed securities also contributed to performance, as their yield advantage to Treasuries attracted investors. In addition, an allocation to non-mortgage asset-backed security positions enhanced results. This sector outperformed other core fixed income sectors as global demand for structured top-rated assets made these securities attractive to investors.

SPECIAL CONSIDERATIONS

THE PORTFOLIO MAY BE APPROPRIATE FOR LONG-TERM INVESTORS SEEKING CURRENT INCOME WHO ARE ABLE TO WITHSTAND SHORT-TERM FLUCTUATIONS IN THE FIXED INCOME MARKETS IN RETURN FOR POTENTIALLY HIGHER RETURNS OVER THE LONG TERM. THE YIELD AND VALUE OF THE PORTFOLIO CHANGE EVERY DAY AND CAN BE AFFECTED BY CHANGES IN INTEREST RATES, GENERAL MARKET CONDITIONS AND OTHER POLITICAL, SOCIAL AND ECONOMIC DEVELOPMENTS, AS WELL AS SPECIFIC MATTERS RELATING TO THE ISSUERS IN WHICH THE PORTFOLIO INVESTS. IT IS IMPORTANT TO NOTE THAT AN INVESTMENT IN THE PORTFOLIO IS ONLY ONE COMPONENT OF A BALANCED INVESTMENT PLAN.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX

                                     [CHART]

             UBS PACE GOVERNMENT SECURITIES   UBS PACE GOVERNMENT SECURITIES
                FIXED INCOME INVESTMENTS         FIXED INCOME INVESTMENTS
                (BEFORE DEDUCTING MAXIMUM        (AFTER DEDUCTING MAXIMUM      LEHMAN BROTHERS MORTGAGE-BACKED
                  UBS PACE PROGRAM FEE)            UBS PACE PROGRAM FEE)               SECURITIES INDEX
             ------------------------------   ------------------------------   -------------------------------
 7/31/1996              $10,000                          $10,000                          $10,000
 8/31/1996              $10,024                          $10,012                          $10,000
 9/30/1996              $10,184                          $10,158                          $10,167
10/31/1996              $10,385                          $10,346                          $10,367
11/30/1996              $10,553                          $10,500                          $10,515
12/31/1996              $10,484                          $10,418                          $10,460
 1/31/1997              $10,535                          $10,456                          $10,538
 2/28/1997              $10,560                          $10,468                          $10,573
 3/31/1997              $10,472                          $10,368                          $10,473
 4/30/1997              $10,628                          $10,509                          $10,640
 5/31/1997              $10,718                          $10,585                          $10,745
 6/30/1997              $10,839                          $10,691                          $10,870
 7/31/1997              $11,042                          $10,878                          $11,075
 8/31/1997              $11,016                          $10,838                          $11,048
 9/30/1997              $11,139                          $10,946                          $11,188
10/31/1997              $11,281                          $11,071                          $11,313
11/30/1997              $11,334                          $11,109                          $11,350
12/31/1997              $11,431                          $11,191                          $11,453
 1/31/1998              $11,532                          $11,275                          $11,567
 2/28/1998              $11,547                          $11,276                          $11,591
 3/31/1998              $11,585                          $11,299                          $11,640
 4/30/1998              $11,650                          $11,348                          $11,706
 5/31/1998              $11,741                          $11,422                          $11,784
 6/30/1998              $11,812                          $11,477                          $11,840
 7/31/1998              $11,858                          $11,508                          $11,901
 8/31/1998              $11,994                          $11,624                          $12,009
 9/30/1998              $12,098                          $11,711                          $12,154
10/31/1998              $12,061                          $11,661                          $12,138
11/30/1998              $12,096                          $11,680                          $12,199
12/31/1998              $12,165                          $11,732                          $12,251
 1/31/1999              $12,263                          $11,811                          $12,338
 2/28/1999              $12,188                          $11,724                          $12,289
 3/31/1999              $12,270                          $11,788                          $12,371
 4/30/1999              $12,312                          $11,814                          $12,428
 5/31/1999              $12,249                          $11,739                          $12,359
 6/30/1999              $12,177                          $11,656                          $12,315
 7/31/1999              $12,098                          $11,566                          $12,232
 8/31/1999              $12,084                          $11,537                          $12,232
 9/30/1999              $12,270                          $11,700                          $12,430
10/31/1999              $12,313                          $11,727                          $12,502
11/30/1999              $12,327                          $11,725                          $12,508
12/31/1999              $12,288                          $11,674                          $12,478
 1/31/2000              $12,237                          $11,610                          $12,370
 2/29/2000              $12,413                          $11,763                          $12,513
 3/31/2000              $12,572                          $11,899                          $12,650
 4/30/2000              $12,581                          $11,892                          $12,658
 5/31/2000              $12,547                          $11,845                          $12,665
 6/30/2000              $12,792                          $12,061                          $12,936
 7/31/2000              $12,867                          $12,117                          $13,019
 8/31/2000              $13,054                          $12,278                          $13,216
 9/30/2000              $13,172                          $12,374                          $13,354
10/31/2000              $13,283                          $12,463                          $13,450
11/30/2000              $13,503                          $12,653                          $13,652
12/31/2000              $13,700                          $12,821                          $13,872
 1/31/2001              $14,030                          $13,113                          $14,088
 2/28/2001              $14,207                          $13,262                          $14,169
 3/31/2001              $14,235                          $13,272                          $14,251
 4/30/2001              $14,229                          $13,250                          $14,271
 5/31/2001              $14,345                          $13,341                          $14,365
 6/30/2001              $14,378                          $13,355                          $14,396
 7/31/2001              $14,696                          $13,634                          $14,652
 8/31/2001              $14,823                          $13,734                          $14,781
 9/30/2001              $15,018                          $13,897                          $15,002
10/31/2001              $15,231                          $14,076                          $15,210
11/30/2001              $15,091                          $13,930                          $15,069
12/31/2001              $15,027                          $13,854                          $15,012
 1/31/2002              $15,145                          $13,945                          $15,151
 2/28/2002              $15,298                          $14,068                          $15,324
 3/31/2002              $15,145                          $13,910                          $15,161
 4/30/2002              $15,404                          $14,131                          $15,448
 5/31/2002              $15,504                          $14,204                          $15,561
 6/30/2002              $15,636                          $14,308                          $15,689
 7/31/2002              $15,849                          $14,484                          $15,869
 8/31/2002              $15,934                          $14,543                          $15,993
 9/30/2002              $16,056                          $14,637                          $16,107
10/31/2002              $16,093                          $14,652                          $16,168
11/30/2002              $15,983                          $14,533                          $16,157
12/31/2002              $16,082                          $14,605                          $16,326
 1/31/2003              $16,122                          $14,623                          $16,366
 2/28/2003              $16,198                          $14,674                          $16,475
 3/31/2003              $16,236                          $14,690                          $16,477
 4/30/2003              $16,319                          $14,747                          $16,545
 5/31/2003              $16,320                          $14,729                          $16,559
 6/30/2003              $16,373                          $14,758                          $16,586
 7/31/2003              $16,063                          $14,460                          $16,276
 8/31/2003              $16,195                          $14,562                          $16,391
 9/30/2003              $16,450                          $14,772                          $16,671
10/31/2003              $16,396                          $14,706                          $16,613
11/30/2003              $16,457                          $14,742                          $16,647
12/31/2003              $16,557                          $14,813                          $16,826
 1/31/2004              $16,682                          $14,905                          $16,932
 2/29/2004              $16,819                          $15,009                          $17,074
 3/31/2004              $16,879                          $15,044                          $17,149
 4/30/2004              $16,597                          $14,774                          $16,844
 5/31/2004              $16,550                          $14,714                          $16,807
 6/30/2004              $16,688                          $14,818                          $16,956
 7/31/2004              $16,861                          $14,954                          $17,108
 8/31/2004              $17,101                          $15,147                          $17,372
 9/30/2004              $17,134                          $15,157                          $17,398
10/31/2004              $17,245                          $15,236                          $17,538
11/30/2004              $17,202                          $15,180                          $17,494
12/31/2004              $17,292                          $15,240                          $17,618
 1/31/2005              $17,370                          $15,290                          $17,711
 2/28/2005              $17,269                          $15,181                          $17,629
 3/31/2005              $17,273                          $15,166                          $17,597
 4/30/2005              $17,463                          $15,313                          $17,791
 5/31/2005              $17,581                          $15,398                          $17,931
 6/30/2005              $17,639                          $15,430                          $17,997
 7/31/2005              $17,554                          $15,336                          $17,906
 8/31/2005              $17,722                          $15,463                          $18,065
 9/30/2005              $17,611                          $15,347                          $17,970
10/31/2005              $17,486                          $15,219                          $17,845
11/30/2005              $17,510                          $15,221                          $17,903
12/31/2005              $17,659                          $15,331                          $18,078
 1/31/2006              $17,720                          $15,365                          $18,136
 2/28/2006              $17,812                          $15,426                          $18,221
 3/31/2006              $17,638                          $15,256                          $18,066
 4/30/2006              $17,663                          $15,258                          $18,067
 5/31/2006              $17,604                          $15,188                          $18,033
 6/30/2006              $17,616                          $15,180                          $18,068
 7/31/2006              $17,894                          $15,401                          $18,327

The graph depicts the performance of UBS PACE Government Securities Fixed Income Investments Class P shares versus the Lehman Brothers Mortgage-Backed Securities Index over the 10 years ended July 31, 2006. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Government Securities Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                             SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 07/31/06   1 YEAR   5 YEARS   10 YEARS   INCEPTION ~
---------------------------------------------------------------------------------------------------------
Before deducting          Class A*                         1.61%    3.76%       N/A          4.27%
maximum sales charge      Class B**                        0.92%    2.98%       N/A          3.88%
or UBS PACE program fee   Class C***                       1.09%    3.23%       N/A          4.30%
                          Class Y****                      1.97%    4.09%       N/A          4.60%
                          Class P*****                     1.94%    4.02%      5.99%         5.88%
After deducting           Class A*                        -2.94%    2.80%       N/A          3.39%
maximum sales charge      Class B**                       -3.90%    2.62%       N/A          3.73%
or UBS PACE program fee   Class C***                       0.36%    3.23%       N/A          4.30%
                          Class P*****                     0.42%    2.47%      4.41%         4.30%
Lehman Brothers Mortgage-Backed Securities Index           2.35%    4.58%      6.24%         6.24%
Lipper Intermediate US Government Funds median             1.24%    3.72%      5.35%         5.01%

Average annual total returns for periods ended June 30, 2006, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, -4.80%; 5-year period, 2.98%; since inception, 3.17%; Class B--1-year period, -5.78%; 5-year period, 2.77%; since inception, 3.51%; Class C--1-year period, -1.52%; 5-year period, 3.37%; since inception, 4.10%; Class Y--1-year period, 0.06%; 5-year period, 4.25%; since inception, 4.38%; Class P--1-year period, -1.62%; 5-year period, 2.59%; 10-year period, 4.26%; since inception, 4.19%.

~ SINCE INCEPTION RETURNS ARE CALCULATED AS OF COMMENCEMENT OF ISSUANCE OR REISSUANCE ON AUGUST 24, 1995 FOR CLASS P SHARES, JANUARY 31, 2001 FOR CLASS A SHARES, DECEMBER 18, 2000 FOR CLASS B SHARES, DECEMBER 4, 2000 FOR CLASS C SHARES AND FEBRUARY 2, 2001 FOR CLASS Y SHARES. SINCE INCEPTION RETURNS FOR THE INDEX AND LIPPER MEDIAN ARE SHOWN AS OF AUGUST 24, 1995, WHICH IS THE INCEPTION DATE OF THE OLDEST SHARE CLASS (CLASS P).

* MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 4.5%. CLASS A SHARES BEAR ONGOING 12b-1 SERVICE FEES.

** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 5% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER A MAXIMUM OF SIX YEARS. CLASS B SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

*** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 0.75% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER ONE YEAR. CLASS C SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

**** THE PORTFOLIO OFFERS CLASS Y SHARES TO A LIMITED GROUP OF ELIGIBLE INVESTORS, INCLUDING CERTAIN QUALIFYING RETIREMENT PLANS. CLASS Y SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

***** CLASS P SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR
      ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES, BUT ARE SUBJECT TO A MAXIMUM ANNUAL UBS PACE PROGRAM FEE OF 1.5% OF THE VALUE OF CLASS P SHARES.

The Lehman Brothers Mortgage-Backed Securities Index covers fixed rate securitized issues backed by the mortgage pools of the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. Graduated Payment Mortgages are included, but Graduated Equity Mortgages are not. The average-weighted life is approximately eight years.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2006 to July 31, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                BEGINNING          ENDING          EXPENSES PAID
                                                              ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD*
                                                            FEBRUARY 1, 2006   JULY 31, 2006   02/01/06 TO 07/31/06
-------------------------------------------------------------------------------------------------------------------
Class A   Actual                                                $1,000.00        $1,007.80             $5.58
          Hypothetical (5% annual return before expenses)        1,000.00         1,019.24              5.61
Class B   Actual                                                 1,000.00         1,004.80              9.30
          Hypothetical (5% annual return before expenses)        1,000.00         1,015.52              9.35
Class C   Actual                                                 1,000.00         1,005.20              8.05
          Hypothetical (5% annual return before expenses)        1,000.00         1,016.76              8.10
Class Y   Actual                                                 1,000.00         1,009.20              4.13
          Hypothetical (5% annual return before expenses)        1,000.00         1,020.68              4.16
Class P   Actual                                                 1,000.00         1,009.80              4.34
          Hypothetical (5% annual return before expenses)        1,000.00         1,020.48              4.36

*    EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED NET EXPENSE RATIOS: CLASS
     A: 1.12%, CLASS B: 1.87%, CLASS C: 1.62%, CLASS Y: 0.83%, CLASS P: 0.87%,
     MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                         07/31/06
--------------------------------------------------------------------------------
Weighted average duration                                               4.7 yrs.
Weighted average maturity                                               5.6 yrs.
Average coupon                                                             4.93%
Average quality*                                                             AAA
Net assets (mm)                                                           $540.7
Number of holdings                                                           381

PORTFOLIO COMPOSITION**                                                 07/31/06
--------------------------------------------------------------------------------
Bonds                                                                     120.7%
Options, futures and swaps                                                0.0***
Cash equivalents and other assets less liabilities                        (20.7)
--------------------------------------------------------------------------------
Total                                                                     100.0%
================================================================================

ASSET ALLOCATION**                                                      07/31/06
--------------------------------------------------------------------------------
US government agency mortgage pass-through certificates                   111.4%
Collateralized mortgage obligations                                          5.7
Asset-backed securities                                                      3.4
Stripped mortgage-backed securities                                          0.2
Options, futures and swaps                                                0.0***
Cash equivalents and other assets less liabilities                        (20.7)
--------------------------------------------------------------------------------
Total                                                                     100.0%
================================================================================

* Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

** Weightings represent percentages of the Portfolio's net assets as of July 31, 2006. The portfolio is actively managed and its composition will vary over time.

*** Weighting represents less than 0.05% of the Portfolio's net assets as of July 31, 2006.

UBS PACE Select Advisors Trust
UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PERFORMANCE

For the fiscal year ended July 31, 2006, the Portfolio's Class P shares returned 2.17% (before the deduction of the maximum UBS PACE program fee; 0.64% after the deduction of the maximum program fee), compared with the Lehman Brothers Intermediate Government/Credit Index (the "Index") return of 1.78% and the 1.61% median return of the Lipper Short-Intermediate Investment Grade Debt Funds category. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 19. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

While economic growth remained solid during the past fiscal year, Federal Reserve Board (the "Fed") rate hikes and rising yields have created the perception among investors that monetary policy has reached a critical juncture, which reintroduced volatility to the fixed income markets. Recent periods of higher yields, steeper curves, and wider spreads suggested that many investors began to favor investments with smaller amounts of risk.

At the Fed's June meeting, the board voted to raise the federal funds rate (the interest rate banks charge each other for overnight loans) by 0.25% to 5.25%. This marked the 17th consecutive meeting in which the Fed tightened by 0.25%, for a cumulative tightening of 4.25%. Although the Fed left rates unchanged in its August meeting (after the Portfolio's fiscal year ended), the Federal Open Market Committee (FOMC) seems to believe that at least some of the recent acceleration of core inflation is related to energy price pass through. The pick-up in inflation, however, was characterized as "broad based" and there may be risk that the acceleration could be more lasting than originally anticipated.

ADVISOR'S COMMENTS

The Portfolio experienced strong relative performance over the past fiscal year. Throughout the period, the Portfolio maintained its defensive duration stance (duration is a measure of an investment's sensitivity to interest rate changes), which has been advantageous in this rising rate environment. During the Portfolio's fiscal year, the yield on the 5-year Treasury rose from 4.12% to 4.90%, while the yield on the 10-year Treasury rose from 4.28% to 4.98%.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:

BLACKROCK FINANCIAL MANAGEMENT, INC.

PORTFOLIO MANAGERS:

TEAM

OBJECTIVE:

CURRENT INCOME, CONSISTENT WITH REASONABLE STABILITY OF PRINCIPAL.

INVESTMENT PROCESS:

BLACKROCK DECIDES TO BUY SPECIFIC BONDS BASED ON ITS CREDIT ANALYSIS AND REVIEW. BLACKROCK STRIVES TO ADD VALUE WHILE KEEPING THE PORTFOLIO'S DURATION WITHIN A NARROW BAND RELATIVE TO THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX. TO ACCOMPLISH THIS, BLACKROCK EMPLOYS AN ANALYTICAL PROCESS THAT INVOLVES EVALUATING MACROECONOMIC TRENDS, TECHNICAL MARKET FACTORS, YIELD-CURVE EXPOSURE AND MARKET VOLATILITY. ONCE BLACKROCK ESTABLISHES THE INVESTMENT THEMES ON DURATION, YIELD CURVE EXPOSURE, CONVEXITY, SECTOR WEIGHTING, CREDIT QUALITY AND LIQUIDITY, THE PORTFOLIO'S INVESTMENTS ARE DIVERSIFIED BY SECTOR, SUBSECTOR AND SECURITY.

ADVISOR'S COMMENTS - CONCLUDED

For the first half of the fiscal period, the Portfolio was structured with a slight barbelled curve position, concentrating assets on short- and long-dated securities at the expense of the middle part of the maturity spectrum. This barbelled positioning was beneficial to the Portfolio's performance. During the latter half of the period, however, we positioned the Portfolio in anticipation of a steepening yield curve, which modestly detracted from relative performance as the curve remained quite flat. During this time, the Portfolio maintained an underweight in corporate credit versus its benchmark index, with a bias toward short maturity issues and higher quality securities.

The Portfolio also maintained an allocation to mortgage-backed securities during the period, which benefited performance as the sector performed well. Our exposure was primarily concentrated in 15-year fixed rate pass-through mortgages, floating rate securities and collateralized mortgage obligations
(CMOs). Within mortgage-backed securities, we favored commercial mortgage-backed securities (CMBS), which we found to offer better relative value versus sectors such as corporate bonds and agencies. Early in the Portfolio's fiscal year, our CMBS position was relatively neutral in terms of performance impact. However, the sector posted strong returns during the latter half of the period, which contributed positively to performance.

Likewise, the Portfolio maintained a significant allocation to the asset-backed securities (ABS) sector throughout the period. ABS spreads continued to contract, in part due to increased demand. (In this case, "spread" refers to the difference in yield between asset-backed securities and similarly dated Treasuries.) By period end, spreads for many ABS sectors were near historically tight levels, while liquidity remained high and risk premiums continued to decline. We expect spreads to be firm in the near term due to continuing investor demand, and we presently continue to favor short duration, high quality names.

SPECIAL CONSIDERATIONS

THE PORTFOLIO MAY BE APPROPRIATE FOR LONG-TERM INVESTORS SEEKING CURRENT INCOME AND A REASONABLE STABILITY OF PRINCIPAL. INVESTORS SHOULD BE ABLE TO WITHSTAND SHORT-TERM FLUCTUATIONS IN THE FIXED INCOME MARKETS. THE VALUE OF THE PORTFOLIO CHANGES EVERY DAY AND CAN BE AFFECTED BY CHANGES IN INTEREST RATES, GENERAL MARKET CONDITIONS AND OTHER POLITICAL, SOCIAL AND ECONOMIC DEVELOPMENTS, AS WELL AS SPECIFIC MATTERS RELATING TO THE COMPANIES IN WHOSE SECURITIES THE PORTFOLIO INVESTS. IT IS IMPORTANT TO NOTE THAT AN INVESTMENT IN THE PORTFOLIO IS ONLY ONE COMPONENT OF A BALANCED INVESTMENT PLAN.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX

                                    [CHART]

                  UBS PACE INTERMEDIATE FIXED           UBS PACE INTERMEDIATE FIXED
             INCOME INVESTMENTS (BEFORE DEDUCTING   INCOME INVESTMENTS (AFTER DEDUCTING   LEHMAN BROTHERS INTERMEDIATE
                 MAXIMUM UBS PACE PROGRAM FEE)          MAXIMUM UBS PACE PROGRAM FEE)        GOVERNMENT/CREDIT INDEX
             ------------------------------------   -----------------------------------   ----------------------------
 7/31/1996                  $10,000                               $10,000                            $10,000
 8/31/1996                  $10,021                               $10,009                            $10,008
 9/30/1996                  $10,143                               $10,118                            $10,147
10/31/1996                  $10,292                               $10,254                            $10,327
11/30/1996                  $10,408                               $10,356                            $10,463
12/31/1996                  $10,350                               $10,286                            $10,396
 1/31/1997                  $10,385                               $10,307                            $10,437
 2/28/1997                  $10,405                               $10,315                            $10,456
 3/31/1997                  $10,348                               $10,245                            $10,384
 4/30/1997                  $10,449                               $10,332                            $10,507
 5/31/1997                  $10,532                               $10,401                            $10,594
 6/30/1997                  $10,624                               $10,479                            $10,690
 7/31/1997                  $10,814                               $10,653                            $10,907
 8/31/1997                  $10,747                               $10,573                            $10,853
 9/30/1997                  $10,894                               $10,705                            $10,979
10/31/1997                  $11,005                               $10,801                            $11,101
11/30/1997                  $11,020                               $10,801                            $11,125
12/31/1997                  $11,121                               $10,887                            $11,214
 1/31/1998                  $11,266                               $11,015                            $11,361
 2/28/1998                  $11,236                               $10,972                            $11,351
 3/31/1998                  $11,259                               $10,981                            $11,388
 4/30/1998                  $11,306                               $11,013                            $11,445
 5/31/1998                  $11,402                               $11,093                            $11,528
 6/30/1998                  $11,483                               $11,158                            $11,602
 7/31/1998                  $11,507                               $11,166                            $11,643
 8/31/1998                  $11,697                               $11,337                            $11,825
 9/30/1998                  $11,963                               $11,580                            $12,122
10/31/1998                  $11,903                               $11,508                            $12,110
11/30/1998                  $11,880                               $11,471                            $12,109
12/31/1998                  $11,939                               $11,514                            $12,157
 1/31/1999                  $11,997                               $11,555                            $12,224
 2/28/1999                  $11,830                               $11,381                            $12,045
 3/31/1999                  $11,916                               $11,448                            $12,135
 4/30/1999                  $11,937                               $11,455                            $12,172
 5/31/1999                  $11,843                               $11,349                            $12,079
 6/30/1999                  $11,837                               $11,330                            $12,087
 7/31/1999                  $11,830                               $11,309                            $12,076
 8/31/1999                  $11,843                               $11,307                            $12,086
 9/30/1999                  $11,937                               $11,383                            $12,198
10/31/1999                  $11,963                               $11,393                            $12,230
11/30/1999                  $11,971                               $11,387                            $12,245
12/31/1999                  $11,926                               $11,330                            $12,204
 1/31/2000                  $11,876                               $11,268                            $12,159
 2/29/2000                  $11,987                               $11,359                            $12,259
 3/31/2000                  $12,131                               $11,481                            $12,386
 4/30/2000                  $12,069                               $11,408                            $12,358
 5/31/2000                  $12,079                               $11,404                            $12,378
 6/30/2000                  $12,308                               $11,605                            $12,596
 7/31/2000                  $12,391                               $11,669                            $12,691
 8/31/2000                  $12,527                               $11,782                            $12,841
 9/30/2000                  $12,664                               $11,896                            $12,958
10/31/2000                  $12,676                               $11,892                            $13,017
11/30/2000                  $12,821                               $12,013                            $13,194
12/31/2000                  $13,003                               $12,169                            $13,437
 1/31/2001                  $13,213                               $12,350                            $13,657
 2/28/2001                  $13,347                               $12,460                            $13,786
 3/31/2001                  $13,416                               $12,508                            $13,892
 4/30/2001                  $13,381                               $12,460                            $13,855
 5/31/2001                  $13,466                               $12,523                            $13,933
 6/30/2001                  $13,542                               $12,579                            $13,986
 7/31/2001                  $13,802                               $12,804                            $14,276
 8/31/2001                  $13,895                               $12,874                            $14,419
 9/30/2001                  $13,920                               $12,881                            $14,629
10/31/2001                  $14,116                               $13,046                            $14,872
11/30/2001                  $14,017                               $12,939                            $14,723
12/31/2001                  $13,976                               $12,884                            $14,641
 1/31/2002                  $14,014                               $12,904                            $14,717
 2/28/2002                  $14,106                               $12,972                            $14,834
 3/31/2002                  $13,990                               $12,849                            $14,609
 4/30/2002                  $14,016                               $12,857                            $14,850
 5/31/2002                  $14,152                               $12,966                            $14,998
 6/30/2002                  $13,739                               $12,572                            $15,128
 7/31/2002                  $13,300                               $12,154                            $15,307
 8/31/2002                  $13,434                               $12,261                            $15,535
 9/30/2002                  $13,636                               $12,431                            $15,813
10/31/2002                  $13,582                               $12,366                            $15,751
11/30/2002                  $13,694                               $12,452                            $15,738
12/31/2002                  $13,973                               $12,690                            $16,081
 1/31/2003                  $13,955                               $12,658                            $16,080
 2/28/2003                  $14,148                               $12,817                            $16,307
 3/31/2003                  $14,195                               $12,843                            $16,324
 4/30/2003                  $14,291                               $12,914                            $16,448
 5/31/2003                  $14,571                               $13,151                            $16,779
 6/30/2003                  $14,555                               $13,119                            $16,768
 7/31/2003                  $14,143                               $12,732                            $16,312
 8/31/2003                  $14,200                               $12,768                            $16,351
 9/30/2003                  $14,544                               $13,061                            $16,765
10/31/2003                  $14,404                               $12,919                            $16,607
11/30/2003                  $14,426                               $12,922                            $16,629
12/31/2003                  $14,534                               $13,003                            $16,774
 1/31/2004                  $14,618                               $13,061                            $16,885
 2/29/2004                  $14,740                               $13,154                            $17,057
 3/31/2004                  $14,849                               $13,234                            $17,190
 4/30/2004                  $14,520                               $12,925                            $16,782
 5/31/2004                  $14,456                               $12,852                            $16,706
 6/30/2004                  $14,506                               $12,880                            $16,756
 7/31/2004                  $14,617                               $12,963                            $16,897
 8/31/2004                  $14,833                               $13,138                            $17,179
 9/30/2004                  $14,870                               $13,154                            $17,209
10/31/2004                  $14,946                               $13,205                            $17,325
11/30/2004                  $14,856                               $13,109                            $17,167
12/31/2004                  $14,933                               $13,161                            $17,285
 1/31/2005                  $14,945                               $13,155                            $17,318
 2/28/2005                  $14,830                               $13,037                            $17,223
 3/31/2005                  $14,817                               $13,010                            $17,134
 4/30/2005                  $14,962                               $13,121                            $17,330
 5/31/2005                  $15,055                               $13,185                            $17,486
 6/30/2005                  $15,124                               $13,230                            $17,559
 7/31/2005                  $15,007                               $13,110                            $17,414
 8/31/2005                  $15,154                               $13,223                            $17,617
 9/30/2005                  $15,051                               $13,116                            $17,468
10/31/2005                  $14,988                               $13,045                            $17,372
11/30/2005                  $15,045                               $13,078                            $17,448
12/31/2005                  $15,132                               $13,137                            $17,558
 1/31/2006                  $15,135                               $13,124                            $17,555
 2/28/2006                  $15,157                               $13,126                            $17,568
 3/31/2006                  $15,150                               $13,104                            $17,490
 4/30/2006                  $15,156                               $13,093                            $17,499
 5/31/2006                  $15,151                               $13,072                            $17,500
 6/30/2006                  $15,172                               $13,074                            $17,527
 7/31/2006                  $15,332                               $13,195                            $17,724

The graph depicts the performance of UBS PACE Intermediate Fixed Income Investments Class P shares versus the Lehman Brothers Intermediate Government/Credit Index over the 10 years ended July 31, 2006. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Intermediate Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                  SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 07/31/06        1 YEAR   5 YEARS   10 YEARS   INCEPTION ~
-----------------------------------------------------------------------------------------------------------
Before deducting          Class A*                              1.90%    1.85%       N/A          2.45%
maximum sales charge      Class B**                             1.13%    1.08%       N/A          2.02%
or UBS PACE program fee   Class C***                            1.30%    1.33%       N/A          2.42%
                          Class Y****                           2.17%    2.11%       N/A          2.74%
                          Class P*****                          2.17%    2.12%      4.37%         4.32%
After deducting           Class A*                             -2.69%    0.92%       N/A          1.60%
maximum sales charge      Class B**                            -3.80%    0.73%       N/A          1.86%
or UBS PACE program fee   Class C***                            0.56%    1.33%       N/A          2.42%
                          Class P*****                          0.64%    0.60%      2.81%         2.77%
Lehman Brothers Intermediate Government/Credit Index            1.78%    4.42%      5.89%         5.85%
Lipper Short-Intermediate Investment Grade Debt Funds median    1.61%    3.64%      5.17%         4.23%

Average annual total returns for periods ended June 30, 2006, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, -4.33%; 5-year period, 1.10%; since inception, 1.45%; Class B--1-year period, -5.47%; 5-year period, 0.92%; since inception, 1.73%; Class C--1-year period, -1.18%; 5-year period, 1.51%; since inception, 2.30%; Class Y--1-year period, 0.31%; 5-year period, 2.29%; since inception, 2.58%; Class P--1-year period, -1.18%; 5-year period, 0.77%; 10-year period, 2.75%; since inception, 2.70%.

~ SINCE INCEPTION RETURNS ARE CALCULATED AS OF COMMENCEMENT OF ISSUANCE OR REISSUANCE ON AUGUST 24, 1995 FOR CLASS P SHARES, JANUARY 31, 2001 FOR CLASS A SHARES, DECEMBER 14, 2000 FOR CLASS B SHARES, DECEMBER 1, 2000 FOR CLASS C SHARES AND FEBRUARY 2, 2001 FOR CLASS Y SHARES. SINCE INCEPTION RETURNS FOR THE INDEX AND LIPPER MEDIAN ARE SHOWN AS OF AUGUST 24, 1995, WHICH IS THE INCEPTION DATE OF THE OLDEST SHARE CLASS (CLASS P).

* MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 4.5%. CLASS A SHARES BEAR ONGOING 12b-1 SERVICE FEES.

** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 5% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER A MAXIMUM OF SIX YEARS. CLASS B SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

*** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 0.75% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER ONE YEAR. CLASS C SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

**** THE PORTFOLIO OFFERS CLASS Y SHARES TO A LIMITED GROUP OF ELIGIBLE INVESTORS, INCLUDING CERTAIN QUALIFYING RETIREMENT PLANS. CLASS Y SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

***** CLASS P SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR
      ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES, BUT ARE SUBJECT TO A MAXIMUM ANNUAL UBS PACE PROGRAM FEE OF 1.5% OF THE VALUE OF CLASS P SHARES.

The Lehman Brothers Intermediate Government/Credit Index is a subset of the Lehman Brothers Government/Credit Index covering all investment grade issues with maturities between one and 10 years. The average-weighted maturity is typically between four and five years.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2006 to July 31, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                BEGINNING         ENDING           EXPENSES PAID
                                                              ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD*
                                                            FEBRUARY 1, 2006   JULY 31, 2006   02/01/06 TO 07/31/06
-------------------------------------------------------------------------------------------------------------------
Class A   Actual                                                $1,000.00        $1,011.70             $5.24
          Hypothetical (5% annual return before expenses)        1,000.00         1,019.59              5.26
Class B   Actual                                                 1,000.00         1,007.90              8.96
          Hypothetical (5% annual return before expenses)        1,000.00         1,015.87              9.00
Class C   Actual                                                 1,000.00         1,008.20              7.72
          Hypothetical (5% annual return before expenses)        1,000.00         1,017.11              7.75
Class Y   Actual                                                 1,000.00         1,013.00              3.99
          Hypothetical (5% annual return before expenses)        1,000.00         1,020.83              4.01
Class P   Actual                                                 1,000.00         1,013.00              3.99
          Hypothetical (5% annual return before expenses)        1,000.00         1,020.83              4.01

*    EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED NET EXPENSE RATIOS: CLASS
     A: 1.05%, CLASS B: 1.80%, CLASS C: 1.55%, CLASS Y: 0.80%, CLASS P: 0.80%,
     MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                         07/31/06
--------------------------------------------------------------------------------
Weighted average duration                                               3.1 yrs.
Weighted average maturity                                               3.8 yrs.
Average coupon                                                             4.76%
Net assets (mm)                                                           $413.2
Number of holdings                                                           260

PORTFOLIO COMPOSITION*                                                  07/31/06
--------------------------------------------------------------------------------
Long-term debt securities (bonds and notes)                               111.7%
Futures                                                                     0.1
Cash equivalents and other assets less liabilities                        (11.8)
--------------------------------------------------------------------------------
Total                                                                     100.0%
================================================================================

QUALITY DIVERSIFICATION*                                                07/31/06
--------------------------------------------------------------------------------
US government and agency securities                                        44.7%
AAA                                                                        35.0
AA                                                                          6.8
A                                                                          11.8
BBB and below/non-rated                                                    13.4
Futures                                                                     0.1
Cash equivalents and other assets less liabilities                        (11.8)
--------------------------------------------------------------------------------
Total                                                                     100.0%
================================================================================

ASSET ALLOCATION*                                                       07/31/06
--------------------------------------------------------------------------------
Corporate notes                                                            30.9%
Collateralized mortgage obligations                                        26.9
US government obligations                                                  19.1
Asset-backed securities                                                    17.8
US government agency mortgage pass-through certificates                    16.7
International government obligations                                        0.3
Futures                                                                     0.1
Cash equivalents and other assets less liabilities                        (11.8)
--------------------------------------------------------------------------------
Total                                                                     100.0%
================================================================================

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2006. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE Select Advisors Trust
UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

PERFORMANCE

For the fiscal year ended July 31, 2006, the Portfolio's Class P shares returned 0.34% (before the deduction of the maximum UBS PACE program fee; shares declined 1.16% after the deduction of the maximum program fee). In comparison, the Lehman Brothers Government/Credit Index (the "Index") returned 0.90% and the median return of the Lipper Intermediate Investment Grade Debt Funds category was 1.09%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 25. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

The bond markets were dominated during the period by speculation about the pace and duration of the Federal Reserve Board's (the "Fed's") tightening cycle. Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The Fed continued to raise the federal funds rate (or "fed funds" rate, the rate that banks charge one another for overnight loans), at a measured pace, increasing it from 3.25% to 5.25% through the end of the period. The benchmark 10-year Treasury yield ended the period at 4.98%, 70 basis points higher than at the start of the Portfolio's fiscal year (a basis point is one one-hundreth of one percent).

During the first half of the reporting period, bonds gained ground, leaning against the headwinds of Fed tightening and concerns that higher energy prices would fuel inflation. These concerns continued through the second half of the year. However, in the final month of the fiscal period, US Treasury yields steadily declined on evidence that the US economy was beginning to slow. While core rates of inflation rose above central banks' targets, other indicators pointed to the potential for global growth to soften, thus increasing the risk of a policy mistake by monetary authorities. The formerly robust residential housing market in the US, a critical source of job creation as well as consumer liquidity, showed signs of cooling as the inventory of unsold homes continued to swell in the face of higher mortgage rates.

ADVISOR'S COMMENTS

Broad diversification helped the Portfolio's returns for the 12-month period amid a challenging environment. Mortgage-backed securities outperformed like-duration Treasuries for the period as yield premiums narrowed. Corporate bonds lagged Treasuries of similar duration for the period amid concern that higher

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO")

PORTFOLIO MANAGER:

WILLIAM C. POWERS

OBJECTIVE:

TOTAL RETURN CONSISTING OF INCOME AND CAPITAL APPRECIATION.

INVESTMENT PROCESS:

THE PORTFOLIO INVESTS PRIMARILY IN INVESTMENT-GRADE BONDS OF GOVERNMENTAL AND PRIVATE ISSUERS IN THE UNITED STATES AND FOREIGN COUNTRIES. ITS DURATION (A MEASURE OF SENSITIVITY TO INTEREST RATE CHANGES) NORMALLY RANGES BETWEEN THREE AND EIGHT YEARS. PIMCO SEEKS TO INVEST IN THE AREAS OF THE BOND MARKET IT CONSIDERS UNDERVALUED, BASED ON SUCH FACTORS AS QUALITY, SECTOR, COUPON AND MATURITY. PIMCO DECIDES TO BUY OR SELL SPECIFIC BONDS BASED ON AN ANALYSIS OF THEIR VALUES RELATIVE TO OTHER SIMILAR BONDS. PIMCO MONITORS THE PREPAYMENT EXPERIENCE OF THE PORTFOLIO'S MORTGAGE-BACKED BONDS, AND WILL ALSO BUY AND SELL SECURITIES TO ADJUST THE AVERAGE PORTFOLIO DURATION, CREDIT QUALITY, YIELD CURVE, SECTOR AND PREPAYMENT EXPOSURE, AS APPROPRIATE.

ADVISOR'S COMMENTS - CONCLUDED

interest rates would erode profits. Non-investment grade corporates fared better than their high-grade counterparts due to their yield advantage. Real return bonds outperformed comparable nominal Treasuries during the period as nominal yields rose more than real yields. (Real return bonds pay a rate of return that is adjusted for inflation. Unlike regular, or nominal, bonds, this feature assures that purchasing power is maintained regardless of the future rate of inflation.) Municipal securities, which have historically outperformed as rates rise, outpaced Treasuries for the 12-month period.

Emerging market bonds were one of the best performing fixed income sectors during the fiscal year. The sector was supported by a stable global monetary system, continued improvement in credit quality and a growing institutional perception of emerging markets as a strategic allocation. While developed global bond market performance varied widely, most government bond markets outside the US outperformed Treasuries as economic growth was generally slower and interest rate increases were milder on the international stage.

The Portfolio's above-index duration detracted from performance as interest rates rose during the period. An overweight to shorter maturities also hurt returns, as the yield curve continued to flatten as short-term rates rose. An underweight to corporates was positive, as they trailed Treasuries while credit premiums widened. Elsewhere, a mortgage emphasis helped returns, as the sector outperformed Treasuries. Municipal securities also helped returns by adding high quality income to the Portfolio. Most real return bond holdings hurt performance due to declining inflation expectations. Finally, emerging market bonds helped performance, as investors continued to be drawn to their improving credit fundamentals.

SPECIAL CONSIDERATIONS

THE PORTFOLIO MAY BE APPROPRIATE FOR LONG-TERM INVESTORS SEEKING TOTAL RETURN CONSISTING OF INCOME AND CAPITAL APPRECIATION AND WHO ARE ABLE TO WITHSTAND SHORT-TERM FLUCTUATIONS IN THE FIXED INCOME MARKETS IN RETURN FOR POTENTIALLY HIGHER RETURNS OVER THE LONG TERM. THE VALUE OF THE PORTFOLIO CHANGES EVERY DAY AND CAN BE AFFECTED BY CHANGES IN INTEREST RATES, GENERAL MARKET CONDITIONS AND OTHER POLITICAL, SOCIAL AND ECONOMIC DEVELOPMENTS, AS WELL AS SPECIFIC MATTERS RELATING TO THE COMPANIES IN WHOSE SECURITIES THE PORTFOLIO INVESTS. IN ADDITION, INVESTMENTS IN FOREIGN BONDS INVOLVE SPECIAL RISKS. IT IS IMPORTANT TO NOTE THAT AN INVESTMENT IN THE PORTFOLIO IS ONLY ONE COMPONENT OF A BALANCED INVESTMENT PLAN.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX

                                    [CHART]

              UBS PACE STRATEGIC      UBS PACE STRATEGIC
                 FIXED INCOME           FIXED INCOME
             INVESTMENTS (BEFORE      INVESTMENTS (AFTER     LEHMAN BROTHERS
              DEDUCTING MAXIMUM     DEDUCTING MAXIMUM UBS   GOVERNMENT/CREDIT
            UBS PACE PROGRAM FEE)     PACE PROGRAM FEE)           INDEX
            ---------------------   ---------------------   -----------------
31-Jul-96          $10,000                 $10,000               $10,000
31-Aug-96          $ 9,963                 $ 9,951               $ 9,976
30-Sep-96          $10,180                 $10,154               $10,154
31-Oct-96          $10,429                 $10,390               $10,390
30-Nov-96          $10,651                 $10,598               $10,581
31-Dec-96          $10,520                 $10,454               $10,464
31-Jan-97          $10,553                 $10,474               $10,476
28-Feb-97          $10,581                 $10,489               $10,498
31-Mar-97          $10,416                 $10,312               $10,374
30-Apr-97          $10,596                 $10,477               $10,525
31-May-97          $10,693                 $10,560               $10,623
30-Jun-97          $10,816                 $10,668               $10,750
31-Jul-97          $11,135                 $10,969               $11,079
31-Aug-97          $10,995                 $10,817               $10,955
30-Sep-97          $11,172                 $10,978               $11,127
31-Oct-97          $11,376                 $11,164               $11,305
30-Nov-97          $11,445                 $11,218               $11,366
31-Dec-97          $11,593                 $11,349               $11,485
31-Jan-98          $11,769                 $11,507               $11,647
28-Feb-98          $11,723                 $11,448               $11,624
31-Mar-98          $11,749                 $11,458               $11,660
30-Apr-98          $11,808                 $11,502               $11,718
31-May-98          $11,940                 $11,616               $11,844
30-Jun-98          $12,083                 $11,740               $11,965
31-Jul-98          $12,100                 $11,742               $11,974
31-Aug-98          $12,282                 $11,904               $12,208
30-Sep-98          $12,629                 $12,225               $12,557
31-Oct-98          $12,436                 $12,024               $12,468
30-Nov-98          $12,469                 $12,040               $12,542
31-Dec-98          $12,546                 $12,099               $12,573
31-Jan-99          $12,613                 $12,148               $12,662
28-Feb-99          $12,257                 $11,790               $12,360
31-Mar-99          $12,384                 $11,898               $12,422
30-Apr-99          $12,425                 $11,923               $12,453
31-May-99          $12,295                 $11,783               $12,325
30-Jun-99          $12,191                 $11,669               $12,287
31-Jul-99          $12,125                 $11,591               $12,252
31-Aug-99          $12,122                 $11,573               $12,243
30-Sep-99          $12,234                 $11,666               $12,353
31-Oct-99          $12,262                 $11,679               $12,385
30-Nov-99          $12,273                 $11,674               $12,377
31-Dec-99          $12,202                 $11,592               $12,302
31-Jan-00          $12,131                 $11,510               $12,298
29-Feb-00          $12,295                 $11,651               $12,452
31-Mar-00          $12,509                 $11,839               $12,631
30-Apr-00          $12,376                 $11,699               $12,569
31-May-00          $12,367                 $11,676               $12,558
30-Jun-00          $12,660                 $11,937               $12,814
31-Jul-00          $12,742                 $11,999               $12,950
31-Aug-00          $12,838                 $12,075               $13,133
30-Sep-00          $12,972                 $12,186               $13,183
31-Oct-00          $13,029                 $12,224               $13,265
30-Nov-00          $13,314                 $12,475               $13,492
31-Dec-00          $13,615                 $12,742               $13,758
31-Jan-01          $13,802                 $12,901               $13,989
28-Feb-01          $13,980                 $13,051               $14,133
31-Mar-01          $13,994                 $13,048               $14,198
30-Apr-01          $13,848                 $12,895               $14,092
31-May-01          $13,855                 $12,885               $14,173
30-Jun-01          $13,893                 $12,905               $14,241
31-Jul-01          $14,365                 $13,326               $14,596
31-Aug-01          $14,519                 $13,452               $14,783
30-Sep-01          $14,833                 $13,726               $14,919
31-Oct-01          $15,171                 $14,021               $15,298
30-Nov-01          $14,855                 $13,712               $15,047
31-Dec-01          $14,757                 $13,605               $14,928
31-Jan-02          $14,962                 $13,777               $15,038
28-Feb-02          $15,146                 $13,928               $15,165
31-Mar-02          $14,768                 $13,564               $14,858
30-Apr-02          $15,155                 $13,901               $15,146
31-May-02          $15,266                 $13,986               $15,285
30-Jun-02          $15,307                 $14,006               $15,415
31-Jul-02          $15,350                 $14,028               $15,601
31-Aug-02          $15,666                 $14,299               $15,951
30-Sep-02          $15,978                 $14,565               $16,294
31-Oct-02          $15,845                 $14,426               $16,138
30-Nov-02          $15,873                 $14,434               $16,148
31-Dec-02          $16,249                 $14,757               $16,576
31-Jan-03          $16,320                 $14,803               $16,575
28-Feb-03          $16,617                 $15,053               $16,870
31-Mar-03          $16,649                 $15,063               $16,848
30-Apr-03          $16,880                 $15,254               $17,028
31-May-03          $17,293                 $15,607               $17,512
30-Jun-03          $17,142                 $15,451               $17,442
31-Jul-03          $16,355                 $14,724               $16,711
31-Aug-03          $16,511                 $14,845               $16,821
30-Sep-03          $17,087                 $15,345               $17,354
31-Oct-03          $16,876                 $15,136               $17,134
30-Nov-03          $16,967                 $15,199               $17,180
31-Dec-03          $17,183                 $15,373               $17,349
31-Jan-04          $17,312                 $15,469               $17,507
29-Feb-04          $17,576                 $15,685               $17,721
31-Mar-04          $17,758                 $15,828               $17,884
30-Apr-04          $17,166                 $15,281               $17,335
31-May-04          $17,087                 $15,191               $17,246
30-Jun-04          $17,180                 $15,255               $17,317
31-Jul-04          $17,387                 $15,420               $17,500
31-Aug-04          $17,757                 $15,728               $17,870
30-Sep-04          $17,833                 $15,776               $17,933
31-Oct-04          $17,984                 $15,889               $18,088
30-Nov-04          $17,881                 $15,779               $17,887
31-Dec-04          $18,031                 $15,891               $18,077
31-Jan-05          $18,137                 $15,965               $18,203
28-Feb-05          $18,067                 $15,883               $18,083
31-Mar-05          $18,005                 $15,809               $17,955
30-Apr-05          $18,314                 $16,060               $18,225
31-May-05          $18,543                 $16,240               $18,453
30-Jun-05          $18,693                 $16,352               $18,574
31-Jul-05          $18,454                 $16,122               $18,365
31-Aug-05          $18,729                 $16,342               $18,639
30-Sep-05          $18,468                 $16,094               $18,395
31-Oct-05          $18,236                 $15,872               $18,237
30-Nov-05          $18,274                 $15,885               $18,331
31-Dec-05          $18,469                 $16,035               $18,505
31-Jan-06          $18,472                 $16,017               $18,471
28-Feb-06          $18,497                 $16,019               $18,521
31-Mar-06          $18,313                 $15,840               $18,318
30-Apr-06          $18,293                 $15,802               $18,260
31-May-06          $18,246                 $15,742               $18,250
30-Jun-06          $18,241                 $15,718               $18,292
31-Jul-06          $18,515                 $15,934               $18,530

The graph depicts the performance of UBS PACE Strategic Fixed Income Investments Class P shares versus the Lehman Brothers Government/Credit Index over the 10 years ended July 31, 2006. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Strategic Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                            SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 07/31/06   1 YEAR   5 YEARS   10 YEARS   INCEPTION ~
-----------------------------------------------------------------------------------------------------
Before deducting          Class A*                         0.06%    4.91%       N/A         5.60%
maximum sales charge      Class B**                       -0.68%    4.13%       N/A         4.56%
or UBS PACE program fee   Class C***                      -0.43%    4.40%       N/A         5.20%
                          Class Y****                      0.41%    5.20%       N/A         5.47%
                          Class P*****                     0.34%    5.21%      6.35%        6.55%
After deducting           Class A*                        -4.41%    3.95%       N/A         4.74%
maximum sales charge      Class B**                       -5.45%    3.78%       N/A         4.41%
or UBS PACE program fee   Class C***                      -1.14%    4.40%       N/A         5.20%
                          Class P*****                    -1.16%    3.64%      4.77%        4.97%
Lehman Brothers Government/Credit Index                    0.90%    4.89%      6.36%        6.29%
Lipper Intermediate Investment Grade Debt Funds median     1.09%    4.13%      5.57%        4.90%

Average annual total returns for periods ended June 30, 2006, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, -7.05%; 5-year period, 4.32%; since inception, 4.52%; Class B--1-year period, -8.06%; 5-year period, 4.17%; since inception, 4.20%; Class C--1-year period, -3.86%; 5-year period, 4.77%; since inception, 4.99%; Class Y--1-year period, -2.28%; 5-year period, 5.58%; since inception, 5.26%; Class P--1-year period, -3.88%; 5-year period, 4.02%; 10-year period, 4.61%; since inception, 4.87%.

~ SINCE INCEPTION RETURNS ARE CALCULATED AS OF COMMENCEMENT OF ISSUANCE OR REISSUANCE ON AUGUST 24, 1995 FOR CLASS P SHARES, DECEMBER 11, 2000 FOR CLASS A SHARES, JANUARY 30, 2001 FOR CLASS B SHARES, DECEMBER 1, 2000 FOR CLASS C SHARES AND FEBRUARY 2, 2001 FOR CLASS Y SHARES. SINCE INCEPTION RETURNS FOR THE INDEX AND LIPPER MEDIAN ARE SHOWN AS OF AUGUST 24, 1995, WHICH IS THE INCEPTION DATE OF THE OLDEST SHARE CLASS (CLASS P).

* MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 4.5%. CLASS A SHARES BEAR ONGOING 12b-1 SERVICE FEES.

** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 5% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER A MAXIMUM OF SIX YEARS. CLASS B SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

*** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 0.75% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER ONE YEAR. CLASS C SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

**** THE PORTFOLIO OFFERS CLASS Y SHARES TO A LIMITED GROUP OF ELIGIBLE INVESTORS, INCLUDING CERTAIN QUALIFYING RETIREMENT PLANS. CLASS Y SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

***** CLASS P SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR
      ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES, BUT ARE SUBJECT TO A MAXIMUM ANNUAL UBS PACE PROGRAM FEE OF 1.5% OF THE VALUE OF CLASS P SHARES.

The Lehman Brothers Government/Credit Index is composed of all investment-grade bonds that have at least one year to maturity. The Index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2006 to July 31, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                BEGINNING          ENDING          EXPENSES PAID
                                                              ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD*
                                                            FEBRUARY 1, 2006   JULY 31, 2006   02/01/06 TO 07/31/06
-------------------------------------------------------------------------------------------------------------------
Class A   Actual                                                $1,000.00        $1,001.80             $5.86
          Hypothetical (5% annual return before expenses)        1,000.00         1,018.94              5.91
Class B   Actual                                                 1,000.00           997.50              9.56
          Hypothetical (5% annual return before expenses)        1,000.00         1,015.22              9.64
Class C   Actual                                                 1,000.00           999.30              8.33
          Hypothetical (5% annual return before expenses)        1,000.00         1,016.46              8.40
Class Y   Actual                                                 1,000.00         1,002.70              4.22
          Hypothetical (5% annual return before expenses)        1,000.00         1,020.58              4.26
Class P   Actual                                                 1,000.00         1,002.30              4.62
          Hypothetical (5% annual return before expenses)        1,000.00         1,020.18              4.66

*    EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED NET EXPENSE RATIOS: CLASS
     A: 1.18%, CLASS B: 1.93%, CLASS C: 1.68%, CLASS Y: 0.85%, CLASS P: 0.93%,
     MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                       07/31/06
--------------------------------------------------------------------------------
Weighted average duration                                              5.2 yrs.
Weighted average maturity                                              8.0 yrs.
Average coupon                                                            5.30%
Net assets (mm)                                                         $568.1
Number of holdings                                                         264

PORTFOLIO COMPOSITION*                                                07/31/06
--------------------------------------------------------------------------------
Long-term debt securities (bond and notes)                                89.2%
Options, futures, swaps and forward foreign currency contracts             0.0**
Cash equivalents and other assets less liabilities                        10.8
--------------------------------------------------------------------------------
Total                                                                    100.0%
================================================================================

QUALITY DIVERSIFICATION*                                              07/31/06
--------------------------------------------------------------------------------
US government and agency securities                                       39.1%
AAA                                                                       25.8
AA                                                                         4.8
A                                                                          6.1
BBB                                                                        7.0
BB                                                                         2.9
B                                                                          0.7
Below B/non-rated                                                          2.8
Options, futures, swaps and forward foreign currency contracts             0.0**
Cash equivalents and other assets less liabilities                        10.8
--------------------------------------------------------------------------------
Total                                                                    100.0%
================================================================================

SECTOR ALLOCATION*                                                    07/31/06
--------------------------------------------------------------------------------
Collateralized mortgage obligations                                       43.4%
Corporate notes                                                           15.1
US government agency mortgage pass-through certificates                   12.2
Asset-backed securities                                                   11.8
Municipal bonds and notes                                                  3.3
International government obligations                                       2.9
US government obligations                                                  0.5
Stripped mortgage-backed securities                                        0.0**
Options, futures, swaps and forward foreign currency contracts             0.0**
Cash equivalents and other assets less liabilities                        10.8
--------------------------------------------------------------------------------
Total                                                                    100.0%
================================================================================

* Weightings represent percentages of net assets as of July 31, 2006. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

** Weighting represents less than 0.05% of the Portfolio's net assets as of July 31, 2006.

UBS PACE Select Advisors Trust
UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

PERFORMANCE

For the fiscal year ended July 31, 2006, the Portfolio's Class P shares returned 1.66% (before the deduction of the maximum UBS PACE program fee; 0.15% after the deduction of the maximum program fee), compared with the Lehman Brothers Municipal Five-Year Index (the "Index") return of 1.81% and the 1.69% median return of the Lipper Intermediate Municipal Debt Funds category. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 31. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

Over the reporting period, the bond markets saw a rise in yield levels and a hawkish Federal Reserve Board (the "Fed"). Continuing a trend that began in mid-2004, the Fed tightened monetary policy, raising the federal funds rate to 5.25% from 1.00%. Following seventeen consecutive rate hikes, cooling economic indicators caused the Fed to pause after the reporting period ended.

Municipals outpaced Treasury and corporate bond returns over the period. Municipals exhibited low volatility, with the five-year AAA-rated municipal yield rising less than the five-year yield on Treasuries. Intermediate municipal bonds delivered positive returns as coupon income offset modest price declines resulting from rising interest rates.

During the first half of the reporting period, a heavy new issue supply of municipal bonds was met with strong demand from individuals, property and casualty insurers, and hedge fund and arbitrage players (the total municipal issuance for 2005 reached an all time annual record of $408 billion). During the second half of the fiscal year, issuance tapered off as interest rates rose and refunding activity slowed dramatically. Municipalities were generally well-funded, receiving higher than budgeted tax revenues from both individuals and corporations.

ADVISOR'S COMMENTS

During the reporting period, the Portfolio benefited from targeted sector selection, such as an overweight to revenue bonds and an underweight to pre-refunded bonds.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC ("STANDISH MELLON")

PORTFOLIO MANAGER:

CHRISTINE L. TODD

OBJECTIVE:

HIGH CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX.

INVESTMENT PROCESS:

IN DECIDING WHICH SECURITIES TO BUY FOR THE PORTFOLIO, STANDISH MELLON SEEKS TO IDENTIFY UNDERVALUED SECTORS OR GEOGRAPHICAL REGIONS OF THE MUNICIPAL MARKET, OR UNDERVALUED INDIVIDUAL SECURITIES. TO DO THIS, STANDISH MELLON USES CREDIT RESEARCH AND VALUATION ANALYSIS, AND MONITORS THE RELATIONSHIP OF THE MUNICIPAL YIELD CURVE TO THE TREASURY YIELD CURVE. STANDISH MELLON MAY ALSO MAKE MODEST DURATION ADJUSTMENTS BASED ON ECONOMIC ANALYSES AND INTEREST RATE FORECASTS. STANDISH MELLON GENERALLY SELLS SECURITIES IF IT IDENTIFIES MORE ATTRACTIVE INVESTMENT OPPORTUNITIES WITHIN ITS INVESTMENT CRITERIA AND DOING SO MAY IMPROVE THE PORTFOLIO'S RETURN. STANDISH MELLON ALSO MAY SELL SECURITIES WITH WEAKENING CREDIT PROFILES OR TO ADJUST THE AVERAGE DURATION OF THE PORTFOLIO.

ADVISOR'S COMMENTS - CONCLUDED

The higher-income revenue bond sectors that were most heavily weighted included tobacco securitization, housing and hospitals. Together with strong security selection, these sectors combined to produce the year's strongest investment returns. Government-backed pre-refunded bonds, which comprise one-quarter of the intermediate municipal market, performed relatively poorly. The Portfolio's performance relative to the Index benefited from its sizeable underweight to these lower-yielding securities.

However, periods when duration "drift" coincided with interest rate volatility contributed to the Portfolio's lagging the Index. In addition, periods of low supply led to some increase in cash equivalents, which slightly diluted the yield of the Portfolio, while some of the insured names held in the Portfolio detracted from returns.

The Portfolio maintained a neutral interest rate posture, with some drift to a shorter-than-Index duration. Our relatively defensive interest rate position was a positive as yields rose in the intermediate portion of the yield curve. The Portfolio maintained broad exposure across that segment of the curve, while the benchmark was concentrated solely in 4- to 6-year maturity bonds. The Portfolio's diversified yield curve exposure benefited performance as longer intermediate bonds outperformed the 5-year area of the curve. In anticipation of yield curve steepening, yield curve exposure is expected to be tactically modified to reflect more of a bulleted approach.

SPECIAL CONSIDERATIONS

THE PORTFOLIO MAY BE APPROPRIATE FOR LONG-TERM INVESTORS SEEKING HIGH CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES. INVESTORS SHOULD BE ABLE TO WITHSTAND SHORT-TERM FLUCTUATIONS IN THE FIXED INCOME MARKETS IN RETURN FOR POTENTIALLY HIGHER RETURNS OVER THE LONG TERM. THE YIELD AND VALUE OF THE PORTFOLIO CHANGE EVERY DAY AND CAN BE AFFECTED BY CHANGES IN INTEREST RATES, GENERAL MARKET CONDITIONS AND OTHER POLITICAL, SOCIAL AND ECONOMIC DEVELOPMENTS, AS WELL AS SPECIFIC MATTERS RELATING TO THE ISSUERS IN WHICH THE PORTFOLIO INVESTS. IT IS IMPORTANT TO NOTE THAT AN INVESTMENT IN THE PORTFOLIO IS ONLY ONE COMPONENT OF A BALANCED INVESTMENT PLAN.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE LEHMAN BROTHERS MUNICIPAL FIVE-YEAR INDEX

                                    [CHART]

                UBS PACE MUNICIPAL         UBS PACE MUNICIPAL
             FIXED INCOME INVESTMENTS   FIXED INCOME INVESTMENTS   LEHMAN BROTHERS
            (BEFORE DEDUCTING MAXIMUM   (AFTER DEDUCTING MAXIMUM       MUNICIPAL
              UBS PACE PROGRAM FEE)       UBS PACE PROGRAM FEE)    FIVE-YEAR INDEX
            -------------------------   ------------------------   ---------------
31-Jul-96            $10,000                     $10,000               $10,000
31-Aug-96            $10,048                     $10,036               $10,009
30-Sep-96            $10,162                     $10,137               $10,091
31-Oct-96            $10,245                     $10,207               $10,179
30-Nov-96            $10,387                     $10,335               $10,311
31-Dec-96            $10,354                     $10,289               $10,291
31-Jan-97            $10,404                     $10,326               $10,326
28-Feb-97            $10,510                     $10,419               $10,402
31-Mar-97            $10,385                     $10,281               $10,288
30-Apr-97            $10,427                     $10,310               $10,332
31-May-97            $10,513                     $10,382               $10,460
30-Jun-97            $10,600                     $10,455               $10,540
31-Jul-97            $10,830                     $10,669               $10,725
31-Aug-97            $10,739                     $10,566               $10,670
30-Sep-97            $10,848                     $10,659               $10,765
31-Oct-97            $10,950                     $10,746               $10,821
30-Nov-97            $10,983                     $10,766               $10,854
31-Dec-97            $11,080                     $10,846               $10,947
31-Jan-98            $11,150                     $10,901               $11,047
28-Feb-98            $11,174                     $10,911               $11,064
31-Mar-98            $11,209                     $10,932               $11,074
30-Apr-98            $11,171                     $10,881               $11,028
31-May-98            $11,294                     $10,987               $11,160
30-Jun-98            $11,327                     $11,006               $11,198
31-Jul-98            $11,358                     $11,022               $11,238
31-Aug-98            $11,506                     $11,152               $11,375
30-Sep-98            $11,612                     $11,241               $11,492
31-Oct-98            $11,619                     $11,233               $11,526
30-Nov-98            $11,643                     $11,242               $11,546
31-Dec-98            $11,677                     $11,261               $11,587
31-Jan-99            $11,777                     $11,343               $11,709
28-Feb-99            $11,734                     $11,288               $11,697
31-Mar-99            $11,732                     $11,271               $11,707
30-Apr-99            $11,773                     $11,297               $11,742
31-May-99            $11,724                     $11,236               $11,694
30-Jun-99            $11,590                     $11,094               $11,562
31-Jul-99            $11,624                     $11,112               $11,633
31-Aug-99            $11,546                     $11,024               $11,628
30-Sep-99            $11,514                     $10,979               $11,671
31-Oct-99            $11,416                     $10,873               $11,642
30-Nov-99            $11,489                     $10,928               $11,710
31-Dec-99            $11,426                     $10,855               $11,671
31-Jan-00            $11,350                     $10,769               $11,666
29-Feb-00            $11,482                     $10,881               $11,705
31-Mar-00            $11,654                     $11,030               $11,811
30-Apr-00            $11,605                     $10,970               $11,784
31-May-00            $11,538                     $10,893               $11,781
30-Jun-00            $11,760                     $11,088               $11,997
31-Jul-00            $11,900                     $11,207               $12,124
31-Aug-00            $12,024                     $11,309               $12,255
30-Sep-00            $12,020                     $11,291               $12,234
31-Oct-00            $12,086                     $11,339               $12,319
30-Nov-00            $12,152                     $11,387               $12,373
31-Dec-00            $12,371                     $11,578               $12,572
31-Jan-01            $12,492                     $11,676               $12,788
28-Feb-01            $12,542                     $11,708               $12,824
31-Mar-01            $12,641                     $11,786               $12,929
30-Apr-01            $12,525                     $11,663               $12,856
31-May-01            $12,645                     $11,760               $12,989
30-Jun-01            $12,733                     $11,828               $13,056
31-Jul-01            $12,876                     $11,945               $13,197
31-Aug-01            $13,058                     $12,099               $13,375
30-Sep-01            $13,071                     $12,096               $13,415
31-Oct-01            $13,182                     $12,183               $13,526
30-Nov-01            $13,051                     $12,047               $13,418
31-Dec-01            $12,975                     $11,962               $13,353
31-Jan-02            $13,147                     $12,105               $13,568
28-Feb-02            $13,294                     $12,225               $13,722
31-Mar-02            $13,052                     $11,987               $13,430
30-Apr-02            $13,308                     $12,208               $13,740
31-May-02            $13,388                     $12,266               $13,832
30-Jun-02            $13,498                     $12,351               $13,983
31-Jul-02            $13,631                     $12,457               $14,134
31-Aug-02            $13,749                     $12,549               $14,270
30-Sep-02            $13,902                     $12,673               $14,468
31-Oct-02            $13,742                     $12,512               $14,320
30-Nov-02            $13,723                     $12,478               $14,306
31-Dec-02            $13,985                     $12,701               $14,591
31-Jan-03            $13,952                     $12,655               $14,615
28-Feb-03            $14,129                     $12,799               $14,774
31-Mar-03            $14,106                     $12,763               $14,753
30-Apr-03            $14,179                     $12,813               $14,823
31-May-03            $14,407                     $13,003               $15,060
30-Jun-03            $14,348                     $12,933               $15,021
31-Jul-03            $13,990                     $12,594               $14,694
31-Aug-03            $14,095                     $12,674               $14,798
30-Sep-03            $14,415                     $12,944               $15,173
31-Oct-03            $14,341                     $12,862               $15,073
30-Nov-03            $14,425                     $12,922               $15,134
31-Dec-03            $14,463                     $12,940               $15,193
31-Jan-04            $14,524                     $12,978               $15,266
29-Feb-04            $14,688                     $13,108               $15,452
31-Mar-04            $14,612                     $13,023               $15,388
30-Apr-04            $14,331                     $12,757               $15,079
31-May-04            $14,290                     $12,704               $15,002
30-Jun-04            $14,329                     $12,724               $15,057
31-Jul-04            $14,449                     $12,814               $15,196
31-Aug-04            $14,686                     $13,008               $15,463
30-Sep-04            $14,715                     $13,018               $15,483
31-Oct-04            $14,790                     $13,068               $15,569
30-Nov-04            $14,668                     $12,943               $15,467
31-Dec-04            $14,801                     $13,044               $15,607
31-Jan-05            $14,818                     $13,043               $15,604
28-Feb-05            $14,755                     $12,971               $15,526
31-Mar-05            $14,643                     $12,857               $15,428
30-Apr-05            $14,814                     $12,991               $15,607
31-May-05            $14,867                     $13,021               $15,651
30-Jun-05            $14,933                     $13,062               $15,723
31-Jul-05            $14,856                     $12,979               $15,638
31-Aug-05            $14,957                     $13,051               $15,736
30-Sep-05            $14,914                     $12,997               $15,708
31-Oct-05            $14,837                     $12,913               $15,642
30-Nov-05            $14,867                     $12,924               $15,679
31-Dec-05            $14,947                     $12,977               $15,755
31-Jan-06            $14,990                     $12,998               $15,792
28-Feb-06            $15,022                     $13,009               $15,820
31-Mar-06            $14,955                     $12,935               $15,758
30-Apr-06            $14,974                     $12,935               $15,792
31-May-06            $15,028                     $12,966               $15,848
30-Jun-06            $14,974                     $12,903               $15,774
31-Jul-06            $15,103                     $12,998               $15,921

The graph depicts the performance of UBS PACE Municipal Fixed Income Investments Class P shares versus the Lehman Brothers Municipal Five-Year Index over the 10 years ended July 31, 2006. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Municipal Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                             SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 07/31/06   1 YEAR   5 YEARS   10 YEARS   INCEPTION ~
------------------------------------------------------------------------------------------------------
Before deducting          Class A*                         1.42%    3.02%       N/A          3.26%
maximum sales charge      Class B**                        0.65%    2.24%       N/A          2.49%
or UBS PACE program fee   Class C***                       0.91%    2.49%       N/A          3.14%
                          Class Y****                      1.75%    3.27%       N/A          3.52%
                          Class P*****                     1.66%    3.24%      4.21%         4.43%
After deducting           Class A*                        -3.15%    2.08%       N/A          2.40%
maximum sales charge      Class B**                       -4.26%    1.88%       N/A          2.33%
or UBS PACE program fee   Class C***                       0.17%    2.49%       N/A          3.14%
                          Class P*****                     0.15%    1.70%      2.66%         2.88%
Lehman Brothers Municipal Five-Year Index                  1.81%    3.82%      4.76%         4.69%
Lipper Intermediate Municipal Debt Funds median            1.69%    3.72%      4.57%         4.57%

Average annual total returns for periods ended June 30, 2006, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, -4.44%; 5-year period, 2.12%; since inception, 2.28%; Class B--1-year period, -5.49%; 5-year period, 1.95%; since inception, 2.23%; Class C--1-year period, -1.20%; 5-year period, 2.54%; since inception, 3.04%; Class Y--1-year period, 0.28%; 5-year period, 3.32%; since inception, 3.41%; Class P--1-year period, -1.22%; 5-year period, 1.76%; 10-year period, 2.65%; since inception, 2.83%.

~ SINCE INCEPTION RETURNS ARE CALCULATED AS OF COMMENCEMENT OF ISSUANCE ON AUGUST 24, 1995 FOR CLASS P SHARES, JANUARY 23, 2001 FOR CLASS A SHARES, FEBRUARY 23, 2001 FOR CLASS B SHARES, DECEMBER 4, 2000 FOR CLASS C SHARES AND FEBRUARY 23, 2001 FOR CLASS Y SHARES. SINCE INCEPTION RETURNS FOR THE INDEX AND LIPPER MEDIAN ARE SHOWN AS OF AUGUST 31, 1995, WHICH IS THE NEAREST MONTH-END OF THE INCEPTION DATE OF THE OLDEST SHARE CLASS (CLASS
      P).

* MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 4.5%. CLASS A SHARES BEAR ONGOING 12b-1 SERVICE FEES.

** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 5% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER A MAXIMUM OF SIX YEARS. CLASS B SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

*** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 0.75% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER ONE YEAR. CLASS C SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

**** THE PORTFOLIO OFFERS CLASS Y SHARES TO A LIMITED GROUP OF ELIGIBLE INVESTORS, INCLUDING CERTAIN QUALIFYING RETIREMENT PLANS. CLASS Y SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

***** CLASS P SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR
      ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES, BUT ARE SUBJECT TO A MAXIMUM ANNUAL UBS PACE PROGRAM FEE OF 1.5% OF THE VALUE OF CLASS P SHARES.

The Lehman Brothers Municipal Five-Year Index is a total return performance benchmark for the tax-exempt bond market. The Index is a sub-index of the Lehman Brothers Municipal Bond Index and includes all issues rated Aa/AA or higher with an average maturity of five years.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER COULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2006 to July 31, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                BEGINNING          ENDING          EXPENSES PAID
                                                              ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD*
                                                            FEBRUARY 1, 2006   JULY 31, 2006   02/01/06 TO 07/31/06
-------------------------------------------------------------------------------------------------------------------
Class A   Actual                                                $1,000.00        $1,007.10             $5.03
          Hypothetical (5% annual return before expenses)        1,000.00         1,019.79              5.06
Class B   Actual                                                 1,000.00         1,002.50              8.74
          Hypothetical (5% annual return before expenses)        1,000.00         1,016.07              8.80
Class C   Actual                                                 1,000.00         1,004.60              7.51
          Hypothetical (5% annual return before expenses)        1,000.00         1,017.31              7.55
Class Y   Actual                                                 1,000.00         1,008.30              3.78
          Hypothetical (5% annual return before expenses)        1,000.00         1,021.03              3.81
Class P   Actual                                                 1,000.00         1,007.50              3.78
          Hypothetical (5% annual return before expenses)        1,000.00         1,021.03              3.81

*    EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED NET EXPENSE RATIOS: CLASS
     A: 1.01%, CLASS B: 1.76%, CLASS C: 1.51%, CLASS Y: 0.76%, CLASS P: 0.76%,
     MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                       07/31/06
------------------------------------------------------------------------------
Weighted average duration                                               4.0 yrs.
Weighted average maturity                                               4.6 yrs.
Average coupon                                                         5.25%
Net assets (mm)                                                      $258.0
Number of holdings                                                      158

PORTFOLIO COMPOSITION*                                                07/31/06
------------------------------------------------------------------------------
Municipal bonds and notes                                                 98.1%
Short-term municipal variable notes                                        1.6
Tax-free money market fund                                                 0.0**
Other assets less liabilities                                              0.3
------------------------------------------------------------------------------
Total                                                                    100.0%
==============================================================================

TOP FIVE SECTORS*                                                     07/31/06
------------------------------------------------------------------------------
Insured                                                                   37.8%
Revenue                                                                   22.7
General obligations                                                       15.5
Pre-refunded                                                               7.8
Housing                                                                    2.7
------------------------------------------------------------------------------
Total                                                                     86.5%
==============================================================================

TOP FIVE STATES/COMMONWEALTHS*                                        07/31/06
------------------------------------------------------------------------------
New York                                                                   9.4%
Illinois                                                                   8.6
California                                                                 8.5
Puerto Rico                                                                6.7
Tennessee                                                                  6.7
------------------------------------------------------------------------------
Total                                                                     39.9%
==============================================================================

QUALITY DIVERSIFICATION*                                              07/31/06
------------------------------------------------------------------------------
AAA and agency backed securities                                          49.2%
AA                                                                        16.1
A                                                                         12.1
BBB                                                                       16.8
A-1+/VMIG1                                                                 1.6
Non-rated                                                                  3.9
Tax-free money market fund                                                 0.0**
Other assets less liabilities                                              0.3
------------------------------------------------------------------------------
Total                                                                    100.0%
==============================================================================

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2006. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

** Weighting represents less than 0.05% of the Portfolio's net assets as of July 31, 2006.

UBS PACE Select Advisors Trust
UBS PACE GLOBAL FIXED INCOME INVESTMENTS

PERFORMANCE

For the fiscal year ended July 31, 2006, the Portfolio's Class P shares returned 2.11% (before deduction of the maximum UBS PACE program fee; 0.58% after deduction of the maximum program fee), compared to the 2.07% return for the Lehman Brothers Global Aggregate Index (in USD), the 1.43% return for the Citigroup World Government Bond Index (in US dollars or "USD"), the 2.44% return for the Lehman Brothers Global Aggregate Ex US Index (in USD) and the 1.71% median return for the Lipper Global Income Funds category. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 38. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Please note that effective December 1, 2005, the Portfolio's benchmark index was changed to the Lehman Brothers Global Aggregate Ex US Index from the Citigroup World Government Bond Index (in USD) in order to reflect the Portfolio's decreased exposure to US fixed income securities.

MARKET REVIEW

In the third quarter of 2005, the expected path of the US Federal Reserve's (the "Fed's") rate hikes, as well as the potential for continued flattening of the yield curve were both called into question after Hurricane Katrina hit in August and inflation concerns grew. In the fourth quarter, the flattening trend continued as the market showed strong faith in the ability of the Fed to fight inflation in the future. The European Central Bank began raising European interest rates in December and has touted hawkish intentions since. The Bank of England dealt with a struggling economy and slowing housing market through the end of 2005, but raised rates in July 2006. In Asia, the Bank of Japan lifted a zero-interest-rate policy in July 2006 as the economy advanced.

In spread sectors, demand for the relatively higher-yielding characteristics of corporate bonds compressed spreads to tighter levels in 2005 and into 2006. On a fundamental basis, balance sheets are strong and default rates remain at historic lows. In the mortgage sector, performance was very directional, doing well in

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE GLOBAL FIXED INCOME INVESTMENTS

INVESTMENT ADVISORS:

ROGGE GLOBAL PARTNERS PLC ("ROGGE GLOBAL PARTNERS") AND FISCHER FRANCIS TREES & WATTS, INC. (AND AFFILIATES) ("FFTW")

PORTFOLIO MANAGERS:

ROGGE GLOBAL PARTNERS: TEAM, LED BY OLAF ROGGE; FFTW: TEAM, LED BY RICHARD WILLIAMS

OBJECTIVE:

HIGH TOTAL RETURN.

INVESTMENT PROCESS:

ROGGE GLOBAL PARTNERS SEEKS TO INVEST THE PORTFOLIO ASSETS IT MANAGES IN BONDS OF ISSUERS IN FINANCIALLY HEALTHY COUNTRIES, BECAUSE IT BELIEVES THAT THESE INVESTMENTS PRODUCE THE HIGHEST BOND AND CURRENCY RETURNS OVER TIME. IN DECIDING WHICH BONDS TO BUY FOR THE PORTFOLIO, ROGGE GLOBAL PARTNERS USES A TOP-DOWN ANALYSIS TO FIND VALUE ACROSS COUNTRIES AND TO FORECAST INTEREST AND CURRENCY-EXCHANGE RATES OVER A ONE-YEAR HORIZON IN THOSE COUNTRIES. ROGGE GLOBAL PARTNERS ALSO USES AN OPTIMIZATION MODEL TO HELP DETERMINE COUNTRY, CURRENCY AND DURATION POSITIONS FOR THE PORTFOLIO. ROGGE GLOBAL PARTNERS GENERALLY SELLS SECURITIES THAT NO LONGER MEET THESE SELECTION CRITERIA OR WHEN IT IDENTIFIES MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, AND MAY ALSO SELL SECURITIES TO ADJUST THE AVERAGE DURATION OF THE PORTFOLIO ASSETS IT MANAGES.

FFTW DIVIDES THE INVESTMENT UNIVERSE INTO THREE MAJOR BLOCS (THE AMERICAS, EUROZONE AND ASIA) PLUS EMERGING MARKETS AND ANALYZES IN EACH BLOC, TRENDS IN ECONOMIC GROWTH, INFLATION, AND MONETARY AND FISCAL POLICIES. FFTW DECIDES WHICH SECURITIES TO BUY FOR THE PORTFOLIO BY LOOKING FOR INVESTMENT OPPORTUNITIES WHERE ITS OPINIONS ON THE CURRENT ECONOMIC ENVIRONMENT OF A BLOC OR COUNTRY DIFFER FROM THOSE IT JUDGES

MARKET REVIEW - CONCLUDED

interest rate rallies and poorly in interest rate sell-offs. In the first half of 2006, Fed minutes reinforced a notion that the tightening cycle is near completion amid signs of a softer housing market. More recently, the US dollar has posted gains on the back of higher interest rates.

ADVISORS' COMMENTS

ROGGE

Solid security selection was a source of value added over the reporting period for our portion of the Portfolio. Emerging market debt positions had a positive net impact despite giving up some ground during the first half of 2006, while an overweight exposure to the financial sector had a small negative impact. In terms of our country allocations during the reporting period, we took the view that dollar bloc markets were likely to offer more value than Eurozone or Japan. A preference for Denmark and particularly Norway versus the Eurozone also added value, while an underweight versus our benchmark in the British pound detracted from returns. We maintain our overweight to Norway as we believe that the country's current fiscal position and growth, combined with sound medium-term debt dynamics, represent better opportunities than many other European economies currently do.

In Japan, economic growth gathered strength as domestic consumer demand and the labor market improves. Though deflation appeared to be ending, the country's demographics remain a major problem for long-term government debt dynamics, and we maintain an underweight position to Japanese bonds.

In light of modest growth deceleration in the first half of 2006 due to a weaker housing market, rising oil prices, the potential for core inflation, and renewed concerns regarding the current account and fiscal deficit, our portfolio maintained an underweight position to the US. We remained strategically overweight to Canada, where robust economic growth and strong domestic and export demand have helped create modest inflationary pressures.

FISCHER FRANCIS TREES AND WATTS

Over the period, interest rate positions, which added to returns, were offset by active currency positions, ultimately leading to negative returns relative to the Portfolio's benchmark. In the third and fourth quarters of 2005, we sought value in spread trades (trades between two similarly dated securities with different yields). As a result, we were overweight European interest rate exposure versus the US and Japan, which detracted from returns.

Moving into 2006, our portfolio took an overweight UK duration exposure versus Europe and Japan. The UK was seen as a relatively attractive market due to a sluggish economy, and we viewed the Bank of England as likely to ease policy rates over the near term. Our overweight UK interest rate position was a major positive contributor to returns.

Given slower growth and falling inflation expectations, we held duration exposure in Mexico, which had a significant positive impact on our segment of the Portfolio as well. Iceland, Japan and New Zealand inflation-linked securities were held as inflation hedges but contributed minimally to performance over the period. With relatively benign inflation data, exposure to long-dated US inflation-linked securities was a significant detractor from performance.

[SIDENOTE]

INVESTMENT PROCESS (CONCLUDED)

TO BE REFLECTED IN CURRENT MARKET VALUATIONS. FFTW GENERALLY SELLS SECURITIES WHEN IT HAS IDENTIFIED MORE ATTRACTIVE INVESTMENT OPPORTUNITIES.

ADVISOR'S COMMENTS - CONCLUDED

In spread sectors, we remained strategically underweight to corporate credit as we believed high valuations were unjustified and tight spreads left little room for opportunities. In Europe, financials suffered while industrials and retailers outperformed, supported by an improving economic outlook. With heavy overseas demand, we maintained an overweight mortgage position through the end of November 2005. Overall, sector trades had a nominal impact on returns.

We made a number of tactical US dollar-denominated foreign exchange trades early in the period as steady themes and trends failed to emerge in the currency markets until mid-September. Early in the fourth quarter we favored commodity currencies, including the Australian, Canadian and New Zealand dollars, and the Mexican peso over the British pound, the euro and the Japanese yen, and these positions detracted slightly from returns. We have maintained a short US dollar bias for most of 2006 mainly versus the euro and Japanese yen. In general, we have viewed the euro versus the Japanese yen as an unattractive trade, and our avoidance of it detracted from returns. An overweight euro versus British pound position added some value to total returns.

SPECIAL CONSIDERATIONS

THE PORTFOLIO MAY BE APPROPRIATE FOR LONG-TERM INVESTORS SEEKING HIGH TOTAL RETURN AND WHO ARE ABLE TO WITHSTAND SHORT-TERM FLUCTUATIONS IN THE FIXED INCOME MARKETS IN RETURN FOR POTENTIALLY HIGHER RETURNS OVER THE LONG TERM. THE YIELD AND VALUE OF THE PORTFOLIO CHANGE EVERY DAY AND CAN BE AFFECTED BY CHANGES IN INTEREST RATES, GENERAL MARKET CONDITIONS AND OTHER POLITICAL, SOCIAL AND ECONOMIC DEVELOPMENTS, AS WELL AS SPECIFIC MATTERS RELATING TO THE ISSUERS IN WHICH THE PORTFOLIO INVESTS. IT IS IMPORTANT TO NOTE THAT AN INVESTMENT IN THE PORTFOLIO IS ONLY ONE COMPONENT OF A BALANCED INVESTMENT PLAN. THE VALUE OF THE PORTFOLIO'S INVESTMENTS IN FOREIGN SECURITIES MAY FALL DUE TO ADVERSE POLITICAL, SOCIAL AND ECONOMIC DEVELOPMENTS ABROAD AND DUE TO DECREASES IN FOREIGN CURRENCY VALUES RELATIVE TO THE US DOLLAR. THESE RISKS ARE GREATER FOR INVESTMENTS IN EMERGING MARKETS THAN IN MORE DEVELOPED COUNTRIES.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE CITIGROUP WORLD GOVERNMENT BOND INDEX (IN USD), THE LEHMAN BROTHERS GLOBAL AGGREGATE EX US INDEX (IN USD), AND THE LEHMAN BROTHERS GLOBAL AGGREGATE INDEX (IN USD)

                                    [CHART]

              UBS PACE GLOBAL FIXED       UBS PACE GLOBAL FIXED    CITIGROUP WORLD
                INCOME INVESTMENTS         INCOME INVESTMENTS         GOVERNMENT      LEHMAN BROTHERS      LEHMAN BROTHERS
            (BEFORE DEDUCTING MAXIMUM   (AFTER DEDUCTING MAXIMUM      BOND INDEX     GLOBAL AGGREGATE     GLOBAL AGGREGATE
               UBS PACE PROGRAM FEE)      UBS PACE PROGRAM FEE)        (IN USD)       INDEX (IN USD)    EX US INDEX (IN USD)
            -------------------------   ------------------------   ---------------   ----------------   --------------------
31-Jul-96            $10,000                     $10,000               $10,000            $10,000             $10,000
31-Aug-96            $10,016                     $10,004               $10,039            $10,020             $10,071
30-Sep-96            $10,122                     $10,097               $10,080            $10,129             $10,093
31-Oct-96            $10,351                     $10,312               $10,269            $10,351             $10,310
30-Nov-96            $10,547                     $10,495               $10,404            $10,513             $10,451
31-Dec-96            $10,434                     $10,369               $10,320            $10,440             $10,411
31-Jan-97            $10,150                     $10,074               $10,044            $10,272             $ 9,975
28-Feb-97            $10,142                     $10,053               $ 9,969            $10,223             $ 9,828
31-Mar-97            $10,025                     $ 9,925               $ 9,893            $10,128             $ 9,760
30-Apr-97            $ 9,890                     $ 9,780               $ 9,806            $10,150             $ 9,606
31-May-97            $10,143                     $10,017               $10,073            $10,330             $ 9,890
30-Jun-97            $10,287                     $10,146               $10,193            $10,443             $ 9,983
31-Jul-97            $10,354                     $10,200               $10,113            $10,490             $ 9,715
31-Aug-97            $10,227                     $10,062               $10,107            $10,466             $ 9,782
30-Sep-97            $10,586                     $10,402               $10,323            $10,679             $10,058
31-Oct-97            $10,715                     $10,516               $10,537            $10,873             $10,294
30-Nov-97            $10,612                     $10,401               $10,376            $10,814             $10,092
31-Dec-97            $10,538                     $10,316               $10,345            $10,835             $ 9,994
31-Jan-98            $10,686                     $10,448               $10,445            $10,938             $10,039
28-Feb-98            $10,782                     $10,528               $10,530            $10,998             $10,186
31-Mar-98            $10,729                     $10,464               $10,426            $10,970             $10,073
30-Apr-98            $10,851                     $10,570               $10,592            $11,106             $10,303
31-May-98            $10,807                     $10,514               $10,617            $11,183             $10,338
30-Jun-98            $10,860                     $10,552               $10,633            $11,205             $10,309
31-Jul-98            $10,860                     $10,539               $10,647            $11,271             $10,406
31-Aug-98            $11,100                     $10,759               $10,936            $11,507             $10,668
30-Sep-98            $11,794                     $11,417               $11,518            $12,052             $11,400
31-Oct-98            $12,098                     $11,696               $11,859            $12,207             $11,721
30-Nov-98            $12,089                     $11,673               $11,692            $12,133             $11,538
31-Dec-98            $12,498                     $12,053               $11,927            $12,321             $11,837
31-Jan-99            $12,412                     $11,954               $11,817            $12,272             $11,679
28-Feb-99            $11,893                     $11,441               $11,438            $11,907             $11,212
31-Mar-99            $11,894                     $11,427               $11,466            $11,923             $11,187
30-Apr-99            $11,874                     $11,394               $11,462            $11,911             $11,136
31-May-99            $11,564                     $11,083               $11,269            $11,737             $10,918
30-Jun-99            $11,399                     $10,911               $11,072            $11,567             $10,653
31-Jul-99            $11,565                     $11,056               $11,343            $11,745             $10,989
31-Aug-99            $11,575                     $11,052               $11,395            $11,726             $10,961
30-Sep-99            $11,663                     $11,122               $11,573            $11,871             $11,103
31-Oct-99            $11,644                     $11,090               $11,567            $11,853             $11,036
30-Nov-99            $11,466                     $10,907               $11,446            $11,723             $10,816
31-Dec-99            $11,433                     $10,862               $11,418            $11,683             $10,791
31-Jan-00            $10,981                     $10,419               $11,175            $11,484             $10,480
29-Feb-00            $10,950                     $10,376               $11,095            $11,462             $10,332
31-Mar-00            $11,253                     $10,650               $11,439            $11,691             $10,603
30-Apr-00            $10,776                     $10,186               $11,065            $11,405             $10,143
31-May-00            $10,899                     $10,290               $11,151            $11,458             $10,237
30-Jun-00            $11,185                     $10,547               $11,422            $11,749             $10,538
31-Jul-00            $10,990                     $10,350               $11,229            $11,631             $10,254
31-Aug-00            $10,815                     $10,172               $11,145            $11,580             $10,031
30-Sep-00            $10,813                     $10,157               $11,122            $11,613             $10,028
31-Oct-00            $10,653                     $ 9,994               $10,981            $11,519             $ 9,827
30-Nov-00            $10,858                     $10,174               $11,199            $11,717             $10,000
31-Dec-00            $11,289                     $10,565               $11,600            $12,054             $10,370
31-Jan-01            $11,310                     $10,571               $11,586            $12,112             $10,331
28-Feb-01            $11,255                     $10,506               $11,581            $12,132             $10,290
31-Mar-01            $10,995                     $10,251               $11,247            $11,883             $ 9,866
30-Apr-01            $10,956                     $10,202               $11,207            $11,869             $ 9,879
31-May-01            $10,912                     $10,148               $11,173            $11,891             $ 9,863
30-Jun-01            $10,832                     $10,061               $11,071            $11,808             $ 9,706
31-Jul-01            $11,068                     $10,268               $11,350            $12,078             $ 9,934
31-Aug-01            $11,454                     $10,612               $11,777            $12,442             $10,393
30-Sep-01            $11,481                     $10,625               $11,863            $12,539             $10,431
31-Oct-01            $11,620                     $10,739               $11,957            $12,652             $10,425
30-Nov-01            $11,463                     $10,582               $11,789            $12,505             $10,324
31-Dec-01            $11,151                     $10,281               $11,485            $12,244             $ 9,981
31-Jan-02            $11,021                     $10,148               $11,273            $12,134             $ 9,735
28-Feb-02            $11,090                     $10,198               $11,331            $12,215             $ 9,773
31-Mar-02            $10,997                     $10,100               $11,300            $12,143             $ 9,816
30-Apr-02            $11,345                     $10,407               $11,704            $12,502             $10,202
31-May-02            $11,670                     $10,692               $12,035            $12,783             $10,566
30-Jun-02            $12,151                     $11,119               $12,617            $13,228             $11,185
31-Jul-02            $12,233                     $11,179               $12,741            $13,347             $11,249
31-Aug-02            $12,426                     $11,342               $12,963            $13,565             $11,429
30-Sep-02            $12,550                     $11,440               $13,104            $13,714             $11,504
31-Oct-02            $12,463                     $11,347               $13,051            $13,675             $11,483
30-Nov-02            $12,506                     $11,372               $13,067            $13,711             $11,547
31-Dec-02            $13,094                     $11,892               $13,724            $14,267             $12,214
31-Jan-03            $13,285                     $12,051               $13,912            $14,427             $12,459
28-Feb-03            $13,491                     $12,222               $14,107            $14,614             $12,613
31-Mar-03            $13,478                     $12,195               $14,150            $14,650             $12,678
30-Apr-03            $13,721                     $12,399               $14,320            $14,838             $12,891
31-May-03            $14,326                     $12,929               $14,941            $15,366             $13,525
30-Jun-03            $14,117                     $12,725               $14,700            $15,199             $13,287
31-Jul-03            $13,616                     $12,258               $14,263            $14,756             $12,943
31-Aug-03            $13,599                     $12,227               $14,185            $14,722             $12,826
30-Sep-03            $14,346                     $12,883               $14,990            $15,430             $13,654
31-Oct-03            $14,239                     $12,771               $14,914            $15,344             $13,615
30-Nov-03            $14,431                     $12,927               $15,166            $15,544             $13,900
31-Dec-03            $14,968                     $13,392               $15,771            $16,052             $14,579
31-Jan-04            $14,987                     $13,391               $15,813            $16,112             $14,590
29-Feb-04            $14,994                     $13,381               $15,837            $16,195             $14,608
31-Mar-04            $15,186                     $13,535               $16,064            $16,374             $14,806
30-Apr-04            $14,584                     $12,983               $15,376            $15,775             $14,155
31-May-04            $14,708                     $13,076               $15,496            $15,853             $14,315
30-Jun-04            $14,739                     $13,088               $15,530            $15,899             $14,329
31-Jul-04            $14,707                     $13,043               $15,451            $15,896             $14,227
31-Aug-04            $15,014                     $13,298               $15,816            $16,244             $14,565
30-Sep-04            $15,204                     $13,450               $16,039            $16,436             $14,829
31-Oct-04            $15,637                     $13,816               $16,513            $16,829             $15,342
30-Nov-04            $16,212                     $14,305               $17,109            $17,275             $16,100
31-Dec-04            $16,470                     $14,515               $17,403            $17,540             $16,408
31-Jan-05            $16,256                     $14,309               $17,158            $17,355             $16,069
28-Feb-05            $16,304                     $14,333               $17,184            $17,388             $16,177
31-Mar-05            $16,038                     $14,082               $16,954            $17,178             $15,914
30-Apr-05            $16,218                     $14,222               $17,206            $17,403             $16,116
31-May-05            $15,900                     $13,925               $16,858            $17,170             $15,658
30-Jun-05            $15,795                     $13,817               $16,712            $17,093             $15,488
31-Jul-05            $15,675                     $13,694               $16,548            $16,956             $15,375
31-Aug-05            $15,954                     $13,921               $16,846            $17,235             $15,664
30-Sep-05            $15,739                     $13,716               $16,524            $16,960             $15,356
31-Oct-05            $15,392                     $13,396               $16,223            $16,708             $15,059
30-Nov-05            $15,235                     $13,243               $16,025            $16,589             $14,838
31-Dec-05            $15,484                     $13,443               $16,206            $16,753             $14,989
31-Jan-06            $15,744                     $13,651               $16,415            $16,964             $15,301
28-Feb-06            $15,625                     $13,532               $16,330            $16,904             $15,180
31-Mar-06            $15,436                     $13,352               $16,140            $16,736             $15,028
30-Apr-06            $15,897                     $13,733               $16,526            $17,053             $15,515
31-May-06            $16,151                     $13,935               $16,829            $17,273             $15,851
30-Jun-06            $15,897                     $13,698               $16,652            $17,136             $15,629
31-Jul-06            $16,005                     $13,775               $16,785            $17,307             $15,750

The graph depicts the performance of UBS PACE Global Fixed Income Investments Class P shares versus the Citigroup World Government Bond Index (in USD), the Lehman Brothers Global Aggregate Ex US Index (in USD), and the Lehman Brothers Global Aggregate Index (in USD) over the 10 years ended July 31, 2006. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Global Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Effective December 1, 2005, the Portfolio's benchmark index was changed from the Citigroup World Government Bond Index (in USD) to the Lehman Brothers Global Aggregate Ex US Index to reflect the Portfolio's decreased exposure to US fixed income securities.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                             SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 07/31/06   1 YEAR   5 YEARS   10 YEARS   INCEPTION ~
------------------------------------------------------------------------------------------------------
Before deducting          Class A*                         1.86%     7.38%      N/A          6.73%
maximum sales charge      Class B**                        1.08%     6.58%      N/A          5.33%
or UBS PACE program fee   Class C***                       1.35%     6.85%      N/A          6.29%
                          Class Y****                      2.21%     7.69%      N/A          6.58%
                          Class P*****                     2.11%     7.66%     4.82%         5.01%
After deducting           Class A*                        -2.70%     6.41%      N/A          5.86%
maximum sales charge      Class B**                       -3.68%     6.27%      N/A          5.18%
or UBS PACE program fee   Class C***                       0.64%     6.85%      N/A          6.29%
                          Class P*****                     0.58%     6.05%     3.25%         3.45%
Citigroup World Government Bond Index (in USD)             1.43%     8.14%     5.32%         5.39%
Lehman Brothers Global Aggregate Ex US Index (in USD)      2.44%     9.66%     4.65%         5.10%
Lehman Brothers Global Aggregate Index (in USD)            2.07%     7.46%     5.64%         5.74%
Lipper Global Income Funds median                          1.71%     6.43%     5.31%         5.61%

Average annual total returns for periods ended June 30, 2006, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, -4.04%; 5-year period, 6.72%; since inception, 5.84%; Class B--1-year period, -4.98%; 5-year period, 6.61%; since inception, 5.17%; Class C--1-year period, -0.72%; 5-year period, 7.18%; since inception, 6.29%; Class Y--1-year period, 0.74%; 5-year period, 8.01%; since inception, 6.55%; Class P--1-year period, -0.86%; 5-year period, 6.37%; 10-year period, 3.36%; since inception, 3.42%.

~ SINCE INCEPTION RETURNS ARE CALCULATED AS OF COMMENCEMENT OF ISSUANCE ON AUGUST 24, 1995 FOR CLASS P SHARES, DECEMBER 11, 2000 FOR CLASS A SHARES, FEBRUARY 5, 2001 FOR CLASS B SHARES, DECEMBER 1, 2000 FOR CLASS C SHARES AND JANUARY 16, 2001 FOR CLASS Y SHARES. SINCE INCEPTION RETURNS FOR THE INDICES AND LIPPER MEDIAN ARE SHOWN AS OF AUGUST 31, 1995, WHICH IS THE NEAREST MONTH-END OF THE INCEPTION DATE OF THE OLDEST SHARE CLASS (CLASS
      P).

      EFFECTIVE DECEMBER 1, 2005, THE PORTFOLIO'S BENCHMARK INDEX WAS CHANGED FROM THE CITIGROUP WORLD GOVERNMENT BOND INDEX (IN USD) TO THE LEHMAN BROTHERS GLOBAL AGGREGATE EX US INDEX TO REFLECT THE PORTFOLIO'S DECREASED EXPOSURE TO US FIXED INCOME SECURITIES.

* MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 4.5%. CLASS A SHARES BEAR ONGOING 12b-1 SERVICE FEES.

** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 5% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER A MAXIMUM OF SIX YEARS. CLASS B SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

*** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 0.75% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER ONE YEAR. CLASS C SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

**** THE PORTFOLIO OFFERS CLASS Y SHARES TO A LIMITED GROUP OF ELIGIBLE INVESTORS, INCLUDING CERTAIN QUALIFYING RETIREMENT PLANS. CLASS Y SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

***** CLASS P SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR
      ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES, BUT ARE SUBJECT TO A MAXIMUM ANNUAL UBS PACE PROGRAM FEE OF 1.5% OF THE VALUE OF CLASS P SHARES.

The Citigroup World Government Bond Index (in USD) is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The Index includes the 21 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

The Lehman Brothers Global Aggregate Ex US Index (in USD) provides a broad-based measure of the global investment-grade fixed income markets excluding the US market. The two major components of this Index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities.

The Lehman Brothers Global Aggregate Index (in USD) provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this Index are the US Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government securities, and USD investment grade 144A securities.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2006 to July 31, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                BEGINNING          ENDING         EXPENSES PAID
                                                              ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD*
                                                            FEBRUARY 1, 2006   JULY 31, 2006   02/01/06 TO 07/31/06
-------------------------------------------------------------------------------------------------------------------
Class A   Actual                                                $1,000.00        $1,015.40            $ 6.90
          Hypothetical (5% annual return before expenses)        1,000.00         1,017.95              6.90
Class B   Actual                                                 1,000.00         1,011.50             10.62
          Hypothetical (5% annual return before expenses)        1,000.00         1,014.23             10.64
Class C   Actual                                                 1,000.00         1,012.80              9.38
          Hypothetical (5% annual return before expenses)        1,000.00         1,015.47              9.39
Class Y   Actual                                                 1,000.00         1,017.20              5.35
          Hypothetical (5% annual return before expenses)        1,000.00         1,019.49              5.36
Class P   Actual                                                 1,000.00         1,016.60              5.65
          Hypothetical (5% annual return before expenses)        1,000.00         1,019.19              5.66

*    EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED NET EXPENSE RATIOS: CLASS
     A: 1.38%, CLASS B: 2.13%, CLASS C: 1.88%, CLASS Y: 1.07%, CLASS P: 1.13%,
     MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                        07/31/06
-------------------------------------------------------------------------------
Net assets (mm)                                                          $489.2
Number of holdings                                                          131
Portfolio composition*                                                 07/31/06
Long-term global debt securities                                           84.8%
Futures and forward foreign currency contracts                             (0.6)
Cash equivalents and other assets less liabilities                         15.8
-------------------------------------------------------------------------------
Total                                                                     100.0%
===============================================================================

QUALITY DIVERSIFICATION*                                               07/31/06
-------------------------------------------------------------------------------
US government and agency securities                                         1.9%
AAA                                                                        50.6
AA                                                                         15.0
A                                                                           5.9
BBB                                                                         1.1
BB                                                                          1.3
Non-rated                                                                   9.0
Futures and forward foreign currency contracts                             (0.6)
Cash equivalents and other assets less liabilities                         15.8
-------------------------------------------------------------------------------
Total                                                                     100.0%
===============================================================================

TOP FIVE COUNTRIES OF ORIGIN*                                          07/31/06
-------------------------------------------------------------------------------
United States                                                              17.9%
Germany                                                                    13.5
Japan                                                                      12.9
France                                                                     12.7
United Kingdom                                                             11.0
-------------------------------------------------------------------------------
Total                                                                      68.0%
===============================================================================

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2006. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE Select Advisors Trust
UBS PACE HIGH YIELD INVESTMENTS

PERFORMANCE

For the period since inception on April 10, 2006 through July 31, 2006, the Portfolio's Class P shares returned 0.56% (before deduction of the maximum UBS PACE program fee; 0.10% after deduction of the maximum program fee), compared with the 1.53% return of the Merrill Lynch Global High Yield Index (hedged in
USD) (the "Index"). The median return of the Lipper High Current Yield Funds category was 0.58%. (Returns for Class A shares since inception are also shown in the "Performance at a glance" table on page 43. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

Although spreads widened during the period, the high yield market performed in line with most sovereign bond markets, outperforming the longer end of the yield curve while underperforming the short end. (The "spread" is the difference in yield between high-yield securities and similarly dated Treasuries.) All bond markets, with the exception of emerging markets, outperformed equities between the Portfolio's inception on April 3, 2006 and the end of the reporting period.

Despite the fact that riskier assets came under pressure beginning in May 2006, high yield securities performed comparatively well. This divergence in returns of equities and high-yield securities could potentially suggest the beginning of a bear market for high-yield securities; other evidence suggests that investors still face excess liquidity, cash levels are high and investment opportunities scarce. Under these conditions, we do not expect a significant correction in the high yield market unless there is a shock related to fundamentals. So far, a strong world-wide economy makes such a shock unlikely. That said, we believe core inflation measures may have understated the real rate of inflation, meaning that past monetary policy may have been more stimulative than the Fed realizes, and economic growth and inflation may be stronger than expected. Under such a scenario, interest rates could rise higher and for longer than is presently anticipated.

Issuer-specific volatility was relatively muted over this initial investment period due to the very low incidence of credit problems. The most significant positive sector performances were in cable, autos and airlines. Metals and portions of the telecom sector were also strong. By far the most significant name on the downside during the period was HCA, the large health care company, whose more than $10 billion in public bonds fell 10-20% in July on news of a possible leveraged buyout. Homebuilders sold off a like amount on fundamental concerns, including heavy order cancellations, lower volumes and weak pricing.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE HIGH YIELD INVESTMENTS

INVESTMENT ADVISOR:

MACKAY SHIELDS LLC ("MACKAY SHIELDS")

PORTFOLIO MANAGERS:

TEAM

OBJECTIVE:

TOTAL RETURN.

INVESTMENT PROCESS:

MACKAY SHIELDS ATTEMPTS TO DELIVER ATTRACTIVE RISK ADJUSTED RETURNS BY AVOIDING MOST OF THE UNUSUALLY LARGE LOSSES IN THE HIGH YIELD MARKET EVEN IF IT MEANS GIVING UP MUCH OF THE LARGE GAINS. MACKAY SHIELDS BELIEVES THAT THERE IS A VERY SMALL SUBSET OF BONDS THAT DELIVERS OUTSIZED GAINS IN THE MARKET. DUE TO THE LIMITED UPSIDE INHERENT IN MOST BONDS, OVER TIME, OUTSIZED GAINS ARE EXPECTED TO BE SMALLER THAN UNUSUALLY LARGE LOSSES. BY LIMITING THE PORTFOLIO'S PARTICIPATION IN THE EXTREMES OF THE MARKET, MACKAY SHIELDS STRIVES TO ADD VALUE OVER A MARKET CYCLE AND WITH LOWER VOLATILITY. MACKAY SHIELDS DOES THIS THROUGH A RIGOROUS PROCESS THAT ATTEMPTS TO SCREEN OUT WHAT IT BELIEVES TO BE THE RISKIEST ISSUERS IN THE MARKET.

ADVISOR'S COMMENTS

As for the Portfolio itself, returns lagged the benchmark Index's performance, primarily because of the transaction costs associated with getting the Portfolio invested. A second contributing factor was our strategic underweight in the riskiest parts of the market, which outperformed the high yield market on the whole during the period. While nearly fully invested, the Portfolio is positioned with a somewhat lower risk profile than the broader market.

Given still tight high yield spreads and the recent tightening mode of central banks around the world, we believe this lower risk profile is prudent. Despite excess global liquidity continuing to reward higher risk, we believe that the opportunity cost of our present positioning is low. At current spreads and high prices, we believe that the high yield market as a whole has relatively little room to rally, and when a bear market does finally arrive, we expect the sell-off to be more acute than in previous cycles. In this environment we are content to attempt to focus on current income and error avoidance.

As for sector and issue selection factors that impacted performance, most notable on the upside was our complete avoidance of the health care sector, which was down during the period. Likewise, the Portfolio benefited from our underweight in homebuilding. On the other hand, our substantial overweights in more defensive sectors such as energy and gaming were a drag on performance. Turning to specific issues, the Portfolio benefited from a number of positions that outperformed the market over the period. Our positions in Ford and General Motors (GM) fared well; GM itself was up solidly, while our holdings in its finance subsidiary General Motors Acceptance Corporation also posted positive returns. Elsewhere, Charter Communication was up on optimism relating to "triple play" sales (bundled cable, phone and internet access). J.B. Poindexter, the producer of truck bodies and step-up vans, performed well, as did Nutro Products, the pet food maker. On the downside, the only real disappointment was Ainsworth Lumber, a producer of structural building materials, whose bonds were down in the low double-digit range over the period on concerns relating to pricing, over-capacity and housing starts. Ainsworth is one of the Portfolio's smaller positions.

There is no line graph shown for the Portfolio, as the Portfolio had completed less than a half year of investment operations as of the date of this annual report.

SPECIAL CONSIDERATIONS

THE PORTFOLIO MAY BE APPROPRIATE FOR LONG-TERM INVESTORS SEEKING TOTAL RETURN AND WHO ARE ABLE TO WITHSTAND SHORT-TERM FLUCTUATIONS IN THE FIXED INCOME MARKETS IN RETURN FOR POTENTIALLY HIGHER RETURNS OVER THE LONG TERM. THE FUND SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING PRIMARILY IN A PROFESSIONALLY MANAGED, DIVERSIFIED PORTFOLIO OF FIXED INCOME SECURITIES RATED BELOW INVESTMENT GRADE OR CONSIDERED TO BE OF COMPARABLE QUALITY (COMMONLY REFERRED TO AS "JUNK BONDS"). THESE SECURITIES ARE SUBJECT TO HIGHER RISKS THAN INVESTMENT GRADE SECURITIES, INCLUDING GREATER PRICE VOLATILITY AND A GREATER RISK OF LOSS OF PRINCIPAL AND NON-PAYMENT OF INTEREST. ISSUERS OF SUCH SECURITIES ARE TYPICALLY IN POOR FINANCIAL HEALTH, AND THEIR ABILITY TO PAY INTEREST AND PRINCIPAL IS UNCERTAIN. THE PRICES OF SUCH SECURITIES MAY BE MORE VULNERABLE TO BAD ECONOMIC NEWS, OR EVEN THE EXPECTATION OF BAD NEWS, THAN HIGHER RATED OR INVESTMENT GRADE BONDS AND OTHER FIXED INCOME SECURITIES. THE VALUE OF THE PORTFOLIO CHANGES EVERY DAY AND CAN BE AFFECTED BY CHANGES IN INTEREST RATES, GENERAL MARKET CONDITIONS AND OTHER POLITICAL, SOCIAL AND ECONOMIC DEVELOPMENTS, AS WELL AS SPECIFIC MATTERS RELATING TO THE ISSUERS IN WHICH THE PORTFOLIO INVESTS. IN ADDITION, INVESTMENTS IN FOREIGN BONDS INVOLVE SPECIAL RISKS. IT IS IMPORTANT TO NOTE THAT AN INVESTMENT IN THE PORTFOLIO IS ONLY ONE COMPONENT OF A BALANCED INVESTMENT PLAN.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                         SINCE
                                                                       INCEPTION
TOTAL RETURNS FOR PERIODS ENDED 07/31/06                                  ~
--------------------------------------------------------------------------------
Before deducting
maximum sales charge
or UBS PACE program fee   Class A*                                        0.15%
                          Class P**                                       0.56%

After deducting
maximum sales charge
or UBS PACE program fee   Class A*                                       -4.37%
                          Class P**                                       0.10%

Merrill Lynch Global High Yield Index (hedged in USD)                     1.53%
Lipper High Current Yield Funds median                                    0.58%

Total returns for periods ended June 30, 2006, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--since inception, -5.25%; Class Y--since inception, -0.86%; Class P--since inception, -0.70%.

~ SINCE INCEPTION RETURNS ARE CALCULATED AS OF COMMENCEMENT OF ISSUANCE ON APRIL 10, 2006 FOR CLASS P SHARES AND MAY 1, 2006 FOR CLASS A SHARES. THE CLASS Y SHARES COMMENCED ON APRIL 3, 2006 AND HAD BEEN TOTALLY REDEEMED ON JULY 24, 2006. SINCE INCEPTION RETURNS FOR THE INDEX AND LIPPER MEDIAN ARE SHOWN AS OF MARCH 31, 2006, WHICH IS THE NEAREST MONTH-END OF THE INCEPTION DATE OF THE OLDEST SHARE CLASS (CLASS P).

* MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 4.5%. CLASS A SHARES BEAR ONGOING 12b-1 SERVICE FEES.

** CLASS P SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES, BUT ARE SUBJECT TO A MAXIMUM ANNUAL UBS PACE PROGRAM FEE OF 1.5% OF THE VALUE OF CLASS P SHARES.

Merrill Lynch Global High Yield Index (Hedged in USD): US dollar, Canadian dollar, sterling and euro-denominated fixed rate debt of corporate issuers domiciled in an investment grade rated country (i.e., BBB or higher foreign currency long-term debt rating). Individual bonds must be rated below investment grade (i.e., BB or lower based on a composite of Moody's and S&P) but not in default; must have at least one year remaining term to maturity; a minimum face value outstanding of $100 million, C$50 million, 50 million pounds silver, or 50 million euros; and have available price quotations. New issues qualify for inclusion after they settle.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period ended July 31, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Please note that Class A and Class P commenced operations on May 1, and April 10, 2006, respectively, therefore "Actual" expenses paid during the period reflect activity from the respective class' commencement dates through July 31, 2006.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

Please note that while Class A and Class P commenced operations on May 1, and April 10, 2006 respectively, the "Hypothetical" expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios for both share classes were in effect during the period from February 1, 2006 to each class' respective commencement.

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED) (CONCLUDED)
EXPENSE EXAMPLE

                                                                                  ENDING
                                                                BEGINNING     ACCOUNT VALUE   EXPENSES PAID
                                                              ACCOUNT VALUE   JULY 31, 2006   DURING PERIOD
-----------------------------------------------------------------------------------------------------------
Class A*    Actual                                              $1,000.00       $1,001.50         $3.41
            Hypothetical (5% annual return before expenses)      1,000.00        1,018.10          6.76
Class P**   Actual                                               1,000.00        1,005.60          3.42
            Hypothetical (5% annual return before expenses)      1,000.00        1,019.34          5.51

* THE PORTFOLIO'S CLASS A SHARES COMMENCED ON MAY 1, 2006. EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED NET EXPENSE RATIO: CLASS A: 1.35%, MULTIPLIED BY 92 DIVIDED BY 365 (TO REFLECT THE ACTUAL DAYS IN THE PERIOD FOR THE ACTUAL EXAMPLE) AND MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD FOR THE HYPOTHETICAL EXAMPLE).

** THE PORTFOLIO'S CLASS P SHARES COMMENCED ON APRIL 10, 2006. EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED NET EXPENSE RATIO: CLASS P: 1.10%, MULTIPLIED BY 113 DIVIDED BY 365 (TO REFLECT THE ACTUAL DAYS IN THE PERIOD FOR THE ACTUAL EXAMPLE) AND MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD FOR THE HYPOTHETICAL EXAMPLE).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                       07/31/06
------------------------------------------------------------------------------
Weighted average duration                                             4.3 yrs.
Weighted average maturity                                             7.7 yrs.
Average coupon                                                            7.56%
Net assets (mm)                                                         $ 11.4
Number of holdings                                                         104

PORTFOLIO COMPOSITION*                                                07/31/06
------------------------------------------------------------------------------
Long-term debt securities                                                 88.3%
Cash equivalents and other assets less liabilities                        11.7
------------------------------------------------------------------------------
Total                                                                    100.0%
==============================================================================

QUALITY DIVERSIFICATION*                                              07/31/06
------------------------------------------------------------------------------
BB & higher                                                               33.3%
B                                                                         49.5
CCC & lower                                                                3.1
Not rated                                                                  2.4
Cash equivalents and other assets less liabilities                        11.7
------------------------------------------------------------------------------
Total                                                                    100.0%
==============================================================================

ASSET ALLOCATION*                                                     07/31/06
------------------------------------------------------------------------------
Corporate bonds                                                           88.3%
Cash equivalents and other assets less liabilities                        11.7
------------------------------------------------------------------------------
Total                                                                    100.0%
==============================================================================

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2006. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE Select Advisors Trust
UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

PERFORMANCE

For the fiscal year ended July 31, 2006, the Portfolio's Class P shares returned 12.07% (before deduction of the maximum UBS PACE program fee; 10.41% after deduction of the maximum program fee), compared with the 11.61% return of the Russell 1000 Value Index (the "Index") and the 8.89% median return for the Lipper Large-Cap Value Funds category. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page
51. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

The stock market turned in positive results during the reporting period. With the US economy continuing to expand, the broad market showed increases as measured by the S&P 500 Index.

Nevertheless, there were some clouds on investors' horizons as hurricane damage on the Gulf Coast, high oil prices and rising short-term interest rates fueled fear over an impending recession, eroding investor confidence. Despite this, many felt that the Fed was near the end of its rate hike cycle, with solid corporate earnings reports fueling further optimism. Despite the US Treasury yield curve inverting and the stock market finishing 2005 with a fourth quarter sell-off, equity markets used a muted finish to 2005 as a springboard for solid gains in 2006. While high volatility securities were market leaders during the latter part of 2005, higher quality, lower volatility names have been market leaders in 2006.

A hawkish stance on preserving price stability by the Federal Reserve Board (the "Fed") and troublesome inflation data led to equity declines and increased volatility in May 2006. This continued into mid-June, when the report of core inflation matched its highest level since 2002, sealing the deal on a 17th consecutive hike in the Fed funds target rate. Although the Fed paused after the reporting period ended, this string of rate hikes was the longest on record in 50 years.

ADVISORS' COMMENTS

SSGA

Our portion of the Portfolio generated strong results during the reporting period, outperforming the Index. Our

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

INVESTMENT ADVISORS:

SSGA FUNDS MANAGEMENT, INC. ("SSGA"), INSTITUTIONAL CAPITAL CORPORATION ("ICAP") AND WESTWOOD MANAGEMENT CORPORATION ("WESTWOOD")

PORTFOLIO MANAGERS:

SSGA: TEAM;
ICAP: TEAM;
WESTWOOD: SUSAN M. BYRNE

OBJECTIVE:

CAPITAL APPRECIATION AND DIVIDEND INCOME.

INVESTMENT PROCESS:

SSGA USES SEVERAL INDEPENDENT VALUATION MEASURES TO IDENTIFY INVESTMENT OPPORTUNITIES WITHIN A LARGE-CAP VALUE UNIVERSE AND COMBINES FACTORS TO PRODUCE AN OVERALL RANK. COMPREHENSIVE RESEARCH DETERMINES THE OPTIMAL WEIGHTING OF THESE PERSPECTIVES TO ARRIVE AT STRATEGIES THAT VARY BY INDUSTRY. SSGA CONSTRUCTS THE PORTION OF THE PORTFOLIO IT ADVISES BY SELECTING THE HIGHEST-RANKED STOCKS FROM THE INVESTABLE UNIVERSE, AND MANAGES DEVIATIONS FROM THE BENCHMARK TO MAXIMIZE THE RISK/REWARD TRADE-OFF. THE RESULTING PORTFOLIO HAS CHARACTERISTICS SIMILAR TO THE RUSSELL 1000 VALUE INDEX. SSGA GENERALLY SELLS STOCKS THAT NO LONGER MEET ITS SELECTION CRITERIA OR THAT IT BELIEVES OTHERWISE MAY ADVERSELY AFFECT PERFORMANCE RELATIVE TO THE INDEX.

ICAP USES ITS PROPRIETARY VALUATION MODEL TO IDENTIFY LARGE CAPITALIZATION COMPANIES THAT IT BELIEVES OFFER THE BEST RELATIVE VALUES BECAUSE THEY SELL BELOW THE PRICE-TO-EARNINGS RATIO WARRANTED BY THEIR PROSPECTS. ICAP LOOKS FOR COMPANIES WHERE THERE IS A CATALYST FOR POSITIVE CHANGE WITH POTENTIAL TO PRODUCE STOCK APPRECIATION OF 15% OR MORE RELATIVE TO THE MARKET OVER THE NEXT 12 TO 18 MONTHS. ICAP ALSO USES INTERNALLY investment process incorporates perspectives on valuation, quality and sentiment. These perspectives offered mixed performance for this time period. Our "estimate revision model," a proxy for earnings growth, and our "price reversal model," which assesses whether or not a stock has been "overbought" or "oversold," accurately predicted strong returns for equities. Our valuation factors, including price-to-earnings and cash flow, were weaker predictors of stock returns over the period.

Stock selection decisions drove strong performance, with overweights among energy, utilities and health care stocks leading the way. As energy prices continued to climb during much of the reporting period, overweights to stocks like Kerr-McGee, Valero Energy and Occidental Petroleum made strong contributions to performance. Shares of Kerr-McGee soared after Anadarko Petroleum agreed to buy the company, a move they hoped would help double Anadarko's sales and create the largest independent oil and gas producer in the US.

Additionally, a surge in costs for natural gas lifted electricity prices as regulators allowed utility rate increases and some gas-fueled plants were idled. TXU Corp., the largest Texas power producer, announced that fiscal second quarter profit rose significantly, as gains in prices more than made up for customer defections.

Our position in Apple Computer added the greatest value. In 2005, shares of the company soared after it reported strong annual profits as sales of the iPod music player fueled revenue and buoyed demand for the company's computers. In consumer discretionary and technology positions, overweights to the lagging McAfee, maker of antivirus software, and computer equipment maker Hewlett-Packard worked to offset these gains, though their impact was ultimately mild.

ICAP

During the reporting period, our portion of the Portfolio generated strong results and outperformed its Index. This was primarily attributed to the energy, transportation, financials, and consumer staples sectors.

During the period, we focused on the energy sector, which benefited from tight supplies and strong customer demand. The demand for energy has been driven by worldwide economic growth, not just in the United States, but also in rapidly emerging China and India.

In another area of focus, the transportation sector, we continued to emphasize railroad stocks. Rail has become a highly efficient mode of freight transportation and railroads have increased their productivity, capturing an increasing percentage of the nation's shipping traffic. As a group, they made a significant positive contribution, with Norfolk Southern Railroad representing one of the strongest individual stocks in our portion of the Portfolio.

At period end, our largest sector allocation was to financials, representing about one-quarter of our equity investments. Among the top performers were JP Morgan Chase and Bank of America. Despite this large

[SIDENOTE]

INVESTMENT PROCESS (CONCLUDED)

GENERATED RESEARCH TO EVALUATE THE FINANCIAL CONDITION AND BUSINESS PROSPECTS OF EVERY COMPANY IT CONSIDERS. ICAP MONITORS EACH STOCK PURCHASED AND SELLS THE STOCK WHEN ITS TARGET PRICE IS ACHIEVED, THE CATALYST BECOMES INOPERATIVE, OR ICAP IDENTIFIES ANOTHER STOCK WITH GREATER OPPORTUNITY FOR APPRECIATION.

WESTWOOD MAINTAINS A LIST OF SECURITIES THAT IT BELIEVES HAVE PROVEN RECORDS AND POTENTIAL FOR ABOVE-AVERAGE EARNINGS GROWTH. IT CONSIDERS PURCHASING A SECURITY ON SUCH LIST IF WESTWOOD'S FORECASTED GROWTH RATES AND EARNINGS ESTIMATES EXCEED WALL STREET EXPECTATIONS, OR WESTWOOD'S FORECASTED PRICE/EARNINGS RATIO IS LESS THAN THE FORECASTED GROWTH RATE. WESTWOOD MONITORS THE ISSUING COMPANIES AND SELLS A STOCK IF WESTWOOD EXPECTS LIMITED FUTURE PRICE APPRECIATION OR IF THE PROJECTED PRICE/EARNINGS RATIO EXCEEDS THE THREE-YEAR GROWTH RATE.

ADVISORS' COMMENTS - CONCLUDED

exposure, we maintained an underweight relative to the Russell 1000 Value Index benchmark, emphasizing high-quality large-cap financial stocks, which we believed were less sensitive to rising interest rates than their lower-quality counterparts.

Our positions in travel-related stocks dragged on performance. Both Cendant, which owns a wide variety of leisure and real estate brands, and Carnival Cruise Lines struggled, and we have sold our positions in both companies. Other laggards included medical device manufacturer Boston Scientific, its shares falling on concerns over the company's purchase of Guidant, and telecommunications giant Sprint Nextel, suffering in response to investors' worries about pricing in the industry. Cable service provider Comcast also declined as a result of a drop in its free cash flow.

It should be noted that in May 2006, the ICAP portion of the Portfolio was transitioned from a stock portfolio normally consisting of holdings in 40 to 45 companies to a more concentrated stock portfolio normally consisting of holdings in 20 to 30 companies.

WESTWOOD

Our exposure to high quality, attractively valued securities with strong fundamentals allowed our portion of the Portfolio to outperform the Index during the reporting period. Our belief in the sustainability of the global industrial cycle, fueled by demand from emerging economies, such as India and China, continues to lead us to what we see as values within the industrial segment of the market.

Strong security selection in the energy, financial services and industrials sectors was the primary contributor to our outperformance over the reporting period. Top-performing securities in the energy sector included Baker Hughes, Burlington Resources, Marathon Oil, Occidental Petroleum and ConocoPhillips, which responded well to both the rise in commodity prices as well as a decline in refining capacity.

Over the course of the reporting period, financial services companies climbed on optimism over the potential end of the rate hike cycle. Top performers in this sector included Bear Stearns and Lehman Brothers Holdings, which both benefited from strong fundamentals within the securities brokerage industries. Within the industrial sector, companies exposed to defense spending such as United Technologies, Boeing and Lockheed Martin boosted performance, as did companies exposed to international industrial and commodity price strength such as Phelps Dodge and Burlington Northern Santa Fe.

On the downside, performance was hindered by security selection in the technology and utilities sectors. Performance in the consumer discretionary sectors was dragged down by Sears Holdings, Federated Department Stores and Best Buy, the latter being sold off after earnings results proved a disappointment. Other detractors from performance during the reporting period included Comcast, which continued to be pressured by competitive threats; Microsoft, which sold off after a disappointing earnings result; and IBM, hurt by fears over growth prospects within its key markets.

SPECIAL CONSIDERATIONS

THE PORTFOLIO MAY BE APPROPRIATE FOR LONG-TERM INVESTORS SEEKING CAPITAL APPRECIATION WHO ARE ABLE TO WITHSTAND SHORT-TERM FLUCTUATIONS IN THE EQUITY MARKETS IN RETURN FOR POTENTIALLY HIGHER RETURNS OVER THE LONG TERM. THE VALUE OF THE PORTFOLIO CHANGES EVERY DAY AND CAN BE AFFECTED BY CHANGES IN INTEREST RATES, GENERAL MARKET CONDITIONS AND OTHER POLITICAL, SOCIAL AND ECONOMIC DEVELOPMENTS, AS WELL AS SPECIFIC MATTERS RELATING TO THE COMPANIES IN WHOSE SECURITIES THE PORTFOLIO INVESTS. IT IS IMPORTANT TO NOTE THAT AN INVESTMENT IN THE PORTFOLIO IS ONLY ONE COMPONENT OF A BALANCED INVESTMENT PLAN.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE RUSSELL 1000 VALUE INDEX

                                     [CHART]

                 UBS PACE LARGE CO           UBS PACE LARGE CO
              VALUE EQUITY INVESTMENTS    VALUE EQUITY INVESTMENTS
             (BEFORE DEDUCTING MAXIMUM   (AFTER DEDUCTING MAXIMUM
               UBS PACE PROGRAM FEE)       UBS PACE PROGRAM FEE)     RUSSELL 1000 VALUE INDEX
             -------------------------   -------------------------   ------------------------
 7/31/1996            $10,000                      $10,000                    $10,000
 8/31/1996            $10,391                      $10,378                    $10,286
 9/30/1996            $10,853                      $10,826                    $10,695
10/31/1996            $11,087                      $11,046                    $11,109
11/30/1996            $11,848                      $11,789                    $11,914
12/31/1996            $11,853                      $11,779                    $11,762
 1/31/1997            $12,285                      $12,193                    $12,332
 2/28/1997            $12,366                      $12,259                    $12,514
 3/31/1997            $11,964                      $11,845                    $12,064
 4/30/1997            $12,322                      $12,184                    $12,571
 5/31/1997            $13,230                      $13,066                    $13,273
 6/30/1997            $13,848                      $13,659                    $13,842
 7/31/1997            $14,913                      $14,691                    $14,884
 8/31/1997            $14,325                      $14,094                    $14,353
 9/30/1997            $14,965                      $14,705                    $15,221
10/31/1997            $14,138                      $13,876                    $14,795
11/30/1997            $14,444                      $14,158                    $15,450
12/31/1997            $14,786                      $14,475                    $15,901
 1/31/1998            $14,892                      $14,560                    $15,676
 2/28/1998            $16,185                      $15,805                    $16,731
 3/31/1998            $17,115                      $16,692                    $17,754
 4/30/1998            $16,945                      $16,506                    $17,873
 5/31/1998            $16,703                      $16,249                    $17,608
 6/30/1998            $16,808                      $16,331                    $17,834
 7/31/1998            $16,387                      $15,903                    $17,519
 8/31/1998            $14,051                      $13,618                    $14,912
 9/30/1998            $15,053                      $14,572                    $15,768
10/31/1998            $16,193                      $15,655                    $16,989
11/30/1998            $16,872                      $16,292                    $17,781
12/31/1998            $17,501                      $16,877                    $18,386
 1/31/1999            $17,387                      $16,747                    $18,529
 2/28/1999            $16,722                      $16,086                    $18,268
 3/31/1999            $17,299                      $16,621                    $18,646
 4/30/1999            $18,847                      $18,085                    $20,387
 5/31/1999            $18,576                      $17,803                    $20,163
 6/30/1999            $19,320                      $18,492                    $20,749
 7/31/1999            $18,489                      $17,675                    $20,141
 8/31/1999            $17,833                      $17,026                    $19,394
 9/30/1999            $16,539                      $15,771                    $18,716
10/31/1999            $16,573                      $15,784                    $19,793
11/30/1999            $16,670                      $15,856                    $19,638
12/31/1999            $16,776                      $15,938                    $19,733
 1/31/2000            $15,648                      $14,847                    $19,089
 2/29/2000            $14,366                      $13,614                    $17,671
 3/31/2000            $15,802                      $14,956                    $19,827
 4/30/2000            $16,506                      $15,603                    $19,597
 5/31/2000            $16,709                      $15,775                    $19,803
 6/30/2000            $16,005                      $15,091                    $18,898
 7/31/2000            $15,764                      $14,845                    $19,135
 8/31/2000            $16,593                      $15,607                    $20,199
 9/30/2000            $16,545                      $15,542                    $20,384
10/31/2000            $17,008                      $15,957                    $20,885
11/30/2000            $16,307                      $15,280                    $20,110
12/31/2000            $17,192                      $16,090                    $21,117
 1/31/2001            $17,241                      $16,115                    $21,198
 2/28/2001            $16,969                      $15,840                    $20,609
 3/31/2001            $16,394                      $15,285                    $19,881
 4/30/2001            $17,290                      $16,100                    $20,856
 5/31/2001            $17,543                      $16,315                    $21,324
 6/30/2001            $17,095                      $15,879                    $20,851
 7/31/2001            $17,076                      $15,841                    $20,807
 8/31/2001            $16,277                      $15,082                    $19,974
 9/30/2001            $15,245                      $14,108                    $18,568
10/31/2001            $15,353                      $14,189                    $18,408
11/30/2001            $16,102                      $14,863                    $19,478
12/31/2001            $16,523                      $15,233                    $19,937
 1/31/2002            $16,366                      $15,069                    $19,783
 2/28/2002            $16,278                      $14,969                    $19,815
 3/31/2002            $16,955                      $15,573                    $20,752
 4/30/2002            $16,621                      $15,247                    $20,041
 5/31/2002            $16,710                      $15,309                    $20,141
 6/30/2002            $15,787                      $14,445                    $18,985
 7/31/2002            $14,569                      $13,315                    $17,220
 8/31/2002            $14,599                      $13,325                    $17,350
 9/30/2002            $13,107                      $11,948                    $15,421
10/31/2002            $13,715                      $12,487                    $16,563
11/30/2002            $14,275                      $12,980                    $17,607
12/31/2002            $13,740                      $12,479                    $16,842
 1/31/2003            $13,521                      $12,265                    $16,434
 2/28/2003            $13,233                      $11,988                    $15,996
 3/31/2003            $13,233                      $11,973                    $16,023
 4/30/2003            $14,227                      $12,857                    $17,433
 5/31/2003            $15,033                      $13,567                    $18,558
 6/30/2003            $15,212                      $13,712                    $18,791
 7/31/2003            $15,311                      $13,784                    $19,071
 8/31/2003            $15,560                      $13,990                    $19,368
 9/30/2003            $15,480                      $13,901                    $19,179
10/31/2003            $16,265                      $14,588                    $20,352
11/30/2003            $16,444                      $14,730                    $20,628
12/31/2003            $17,448                      $15,610                    $21,900
 1/31/2004            $17,729                      $15,842                    $22,285
 2/29/2004            $18,141                      $16,190                    $22,763
 3/31/2004            $17,991                      $16,035                    $22,563
 4/30/2004            $17,498                      $15,577                    $22,012
 5/31/2004            $17,589                      $15,638                    $22,236
 6/30/2004            $18,021                      $16,002                    $22,762
 7/31/2004            $17,669                      $15,670                    $22,441
 8/31/2004            $17,729                      $15,704                    $22,760
 9/30/2004            $18,091                      $16,004                    $23,113
10/31/2004            $18,252                      $16,126                    $23,497
11/30/2004            $19,197                      $16,940                    $24,685
12/31/2004            $19,739                      $17,397                    $25,512
 1/31/2005            $19,474                      $17,142                    $25,059
 2/28/2005            $20,187                      $17,747                    $25,890
 3/31/2005            $19,912                      $17,483                    $25,535
 4/30/2005            $19,403                      $17,015                    $25,077
 5/31/2005            $19,973                      $17,493                    $25,681
 6/30/2005            $20,228                      $17,694                    $25,962
 7/31/2005            $21,032                      $18,374                    $26,713
 8/31/2005            $21,083                      $18,396                    $26,597
 9/30/2005            $21,480                      $18,719                    $26,970
10/31/2005            $20,940                      $18,226                    $26,285
11/30/2005            $21,724                      $18,885                    $27,149
12/31/2005            $21,844                      $18,964                    $27,316
 1/31/2006            $22,791                      $19,763                    $28,377
 2/28/2006            $22,813                      $19,756                    $28,550
 3/31/2006            $23,118                      $19,996                    $28,937
 4/30/2006            $23,602                      $20,389                    $29,672
 5/31/2006            $23,013                      $19,855                    $28,923
 6/30/2006            $23,213                      $20,003                    $29,108
 7/31/2006            $23,571                      $20,284                    $29,815

The graph depicts the performance of UBS PACE Large Co Value Equity Investments Class P shares versus the Russell 1000 Value Index over the 10 years ended July 31, 2006. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Large Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                             SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 07/31/06   1 YEAR   5 YEARS   10 YEARS   INCEPTION ~
------------------------------------------------------------------------------------------------------
Before deducting          Class A*                        11.77%    6.40%       N/A          6.44%
maximum sales charge      Class B**                       10.77%    5.52%       N/A          5.61%
or UBS PACE program fee   Class C***                      10.86%    5.56%       N/A          5.65%
                          Class Y****                     12.20%    6.76%       N/A          6.52%
                          Class P*****                    12.07%    6.66%      8.95%         9.80%
After deducting           Class A*                         5.63%    5.20%       N/A          5.38%
maximum sales charge      Class B**                        5.77%    5.20%       N/A          5.47%
or UBS PACE program fee   Class C***                       9.86%    5.56%       N/A          5.65%
                          Class P*****                    10.41%    5.07%      7.33%         8.16%
Russell 1000 Value Index                                  11.61%    7.46%     11.54%        12.02%
Lipper Large-Cap Value Funds median                        8.89%    4.46%      8.87%         8.44%

Average annual total returns for periods ended June 30, 2006, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, 8.13%; 5-year period, 4.85%; since inception, 5.18%; Class B--1-year period, 8.48%; 5-year period, 4.84%; since inception, 5.28%; Class C--1-year period, 12.52%; 5-year period, 5.21%; since inception, 5.46%; Class Y--1-year period, 14.89%; 5-year period, 6.40%; since inception, 6.32%; Class P--1-year period,13.05%; 5-year period, 4.73%; 10-year period, 6.64%; since inception, 8.09%.

~ SINCE INCEPTION RETURNS ARE CALCULATED AS OF COMMENCEMENT OF ISSUANCE ON AUGUST 24, 1995 FOR CLASS P SHARES, NOVEMBER 27, 2000 FOR CLASS A, B, AND C SHARES AND JANUARY 19, 2001 FOR CLASS Y SHARES. SINCE INCEPTION RETURNS FOR THE INDEX AND LIPPER MEDIAN ARE SHOWN AS OF AUGUST 24, 1995, WHICH IS THE INCEPTION DATE OF THE OLDEST SHARE CLASS (CLASS P).

* MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 5.5%. CLASS A SHARES BEAR ONGOING 12b-1 SERVICE FEES.

** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 5% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER A MAXIMUM OF SIX YEARS. CLASS B SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

*** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER ONE YEAR. CLASS C SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

**** THE PORTFOLIO OFFERS CLASS Y SHARES TO A LIMITED GROUP OF ELIGIBLE INVESTORS, INCLUDING CERTAIN QUALIFYING RETIREMENT PLANS. CLASS Y SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

***** CLASS P SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR
      ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES, BUT ARE SUBJECT TO A MAXIMUM ANNUAL UBS PACE PROGRAM FEE OF 1.5% OF THE VALUE OF CLASS P SHARES.

The Russell 1000 Value Index measures the performance of a large universe of stocks with lower price-to-book ratios and lower forecasted growth values.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2006 to July 31, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                                                EXPENSES PAID
                                                                BEGINNING          ENDING      DURING PERIOD*
                                                              ACCOUNT VALUE    ACCOUNT VALUE      02/01/06
                                                            FEBRUARY 1, 2006   JULY 31, 2006     TO 07/31/06
-------------------------------------------------------------------------------------------------------------
Class A   Actual                                                $1,000.00        $1,032.80          $5.80
          Hypothetical (5% annual return before expenses)        1,000.00         1,019.09           5.76
Class B   Actual                                                 1,000.00         1,028.60           9.86
          Hypothetical (5% annual return before expenses)        1,000.00         1,015.08           9.79
Class C   Actual                                                 1,000.00         1,028.60           9.76
          Hypothetical (5% annual return before expenses)        1,000.00         1,015.17           9.69
Class Y   Actual                                                 1,000.00         1,034.60           3.83
          Hypothetical (5% annual return before expenses)        1,000.00         1,021.03           3.81
Class P   Actual                                                 1,000.00         1,034.20           4.34
          Hypothetical (5% annual return before expenses)        1,000.00         1,020.53           4.31

*    EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED NET EXPENSE RATIOS: CLASS
     A: 1.15%, CLASS B: 1.96%, CLASS C: 1.94%, CLASS Y: 0.76%, CLASS P: 0.86%,
     MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                       07/31/06
------------------------------------------------------------------------------
Net assets (bn)                                                           $1.5
Number of holdings                                                         155

PORTFOLIO COMPOSITION*                                                07/31/06
------------------------------------------------------------------------------
Common stocks                                                             97.4%
ADRs                                                                       1.2
Cash equivalents and other assets less liabilities                         1.4
------------------------------------------------------------------------------
Total                                                                    100.0%
==============================================================================

TOP FIVE SECTORS*                                                     07/31/06
------------------------------------------------------------------------------
Financials                                                                30.2%
Energy                                                                    13.9
Industrials                                                               11.0
Healthcare                                                                 9.1
Consumer discretionary                                                     9.0
------------------------------------------------------------------------------
Total                                                                     73.2%
==============================================================================

TOP TEN EQUITY HOLDINGS*                                              07/31/06
------------------------------------------------------------------------------
Exxon Mobil                                                                6.0%
Bank of America                                                            4.3
Citigroup                                                                  4.0
J.P.Morgan Chase                                                           3.4
General Electric                                                           2.3
Altria Group                                                               2.0
McDonald's                                                                 1.9
Hewlett Packard                                                            1.8
Marathon Oil                                                               1.5
Merck                                                                      1.5
------------------------------------------------------------------------------
Total                                                                     28.7%
==============================================================================

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2006. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt.

UBS PACE Select Advisors Trust
UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

PERFORMANCE

For the fiscal year ended July 31, 2006, the Portfolio's Class P shares declined 0.20% (before deduction of the maximum UBS PACE program fee; the shares declined 1.69% after deduction of the maximum program fee). In comparison, the Russell 1000 Growth Index (the "Index") declined 0.76% and the return of the median Lipper Large-Cap Growth Funds category was a 1.70% decline. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 58. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

Large cap value stocks led the pack over the reporting period, outpacing their growth counterparts. During the year, the market behaved in fits and starts, alternating between fears of potential inflation or the possibility of a severe economic slowdown and a more positive economic outlook. Through this uncertainty, corporate earnings growth remained remarkably strong, in the double-digit range.

For much of the latter half of 2005, global economic resilience, combined with healthy business prospects for companies involved in disaster recovery and infrastructure repair, helped investors look past the potential for near-term earnings disruptions in the wake of hurricanes Katrina and Rita. With crude oil averaging over $67 a barrel during the year, however, investors also worried about the sustainability of economic growth. Against this backdrop, the Federal Reserve Board (the "Fed") endeavored to dampen the inflationary effects of high energy costs, and tightened short rates at a measured pace, even as Ben Bernanke took the reins from Alan Greenspan in February 2006.

Volatility also returned to the equity markets late in the fiscal year, and global liquidity concerns drove stocks down in May.

ADVISORS' COMMENTS

GEAM

Our portion of the Portfolio underperformed the Index during the fiscal period ending July 31, 2006. The energy and materials sectors provided the best absolute

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

ADVISORS:

GE ASSET MANAGEMENT INCORPORATED ("GEAM"), MARSICO CAPITAL MANAGEMENT LLC ("MARSICO") AND SSGA FUNDS MANAGEMENT, INC. ("SSGA")

PORTFOLIO MANAGERS:

GEAM: DAVID B. CARLSON;
MARSICO: THOMAS F. MARSICO;
SSGA: TEAM

OBJECTIVE:

CAPITAL APPRECIATION.

INVESTMENT PROCESS:

GEAM INVESTS PRIMARILY IN A LIMITED NUMBER OF EQUITY SECURITIES BELIEVED TO HAVE ABOVE-AVERAGE GROWTH HISTORIES AND/OR GROWTH POTENTIAL. GEAM SEEKS TO IDENTIFY COMPANIES WITH CHARACTERISTICS SUCH AS: ABOVE-AVERAGE ANNUAL GROWTH RATES, FINANCIAL STRENGTH, LEADERSHIP IN THEIR RESPECTIVE INDUSTRIES AND HIGH-QUALITY MANAGEMENT FOCUSED ON GENERATING SHAREHOLDER VALUE.

MARSICO SEEKS TO IDENTIFY COMPANIES WITH EARNINGS GROWTH POTENTIAL THAT MAY NOT BE RECOGNIZABLE BY THE MARKET AT LARGE. MARSICO'S STOCK SELECTION PROCESS FOCUSES ON FACTORS SUCH AS MARKET EXPERTISE OR DOMINANCE, FRANCHISE DURABILITY AND PRICING POWER, SOLID COMPANY FUNDAMENTALS, AS WELL AS STRONG MANAGEMENT AND REASONABLE VALUATIONS. MARSICO'S DISCIPLINED INVESTMENT APPROACH COMBINES TOP-DOWN ANALYSIS WITH BOTTOM-UP STOCK PICKING.

SSGA SEEKS TO OUTPERFORM THE RUSSELL 1000 GROWTH INDEX (BEFORE FEES AND EXPENSES). SSGA USES SEVERAL INDEPENDENT VALUATION MEASURES TO IDENTIFY INVESTMENT OPPORTUNITIES WITHIN A LARGE-CAP GROWTH UNIVERSE AND COMBINES FACTORS TO PRODUCE AN OVERALL RANK. COMPREHENSIVE RESEARCH HELPS DETERMINE THE OPTIMAL WEIGHTING OF returns for our portion and had the largest positive impact versus the benchmark during the period. Strong security selection and an overweight position in energy versus the benchmark added to performance. Driving the strong returns in the energy sector was oil services company Schlumberger, which posted strong returns during the period. Our materials exposure also benefited performance with our sole holding, Monsanto, posting solid double-digit returns over the period.

The sectors which had the most negative impact on performance during the fiscal year included health care, consumer discretionary and financials. Security selection in the health care sector detracted from returns as Lincare, a large provider of at-home oxygen therapy and other respiratory services, declined during the period. The health care equipment and supply industry in general dragged on performance, and our overweight position in orthopedic device maker Zimmer and cardiac device maker Medtronic posted disappointing results.

The information technology and consumer discretionary sectors also declined during the period. Together, those sectors represented approximately 40% of the benchmark, and our portion of the Portfolio was impacted by an overweight position in each of these sectors. Within the financial sector, positive contributions from an overweight position did not offset the negative impact of security selection, and performance was negatively impacted by not owning certain capital markets companies, which rallied during the period, and by owning Fannie Mae, which declined over the year.

Despite the challenging environment for growth investors, our investment strategy, which has provided strong historical returns, remains unchanged. We continue to focus our efforts on fundamental, bottom-up stock selection and believe that our segment of the Portfolio remains well positioned for the long term.

MARSICO CAPITAL

Our portion of the Portfolio outperformed its Index during the reporting period. The reporting period began with large cap growth US equities posting solid gains. However, these gains were offset during the later portion of the period, as US equities were tested by a variety of headwinds, including rising interest rates and energy prices, a softening housing market and questions regarding the sustainability of consumer spending.

There were several contributing factors to our strong returns. The portfolio benefited from our emphasis in the financials sector, and from good stock selection in particular. Notably, our investments in Chicago Mercantile Exchange, which offers the world's largest trading venue for futures and options contracts, and diversified financials company Goldman Sachs Group both posted strong returns.

Stock selection and an underweighted posture in the information technology sector further benefited performance results. Google and Apple Computer posted solid gains during the period they were held in our portion of the portfolio. (Both Google and Apple Computer were sold prior to July 31, 2006.) Additionally, the portfolio had little exposure to semiconductor-related companies. This investment posture

[SIDENOTE]

INVESTMENT PROCESS (CONCLUDED)

THESE PERSPECTIVES TO ARRIVE AT STRATEGIES THAT VARY BY INDUSTRY. SSGA RANKS ALL COMPANIES WITHIN THE INVESTABLE UNIVERSE FROM TOP TO BOTTOM BASED ON THEIR RELATIVE ATTRACTIVENESS. SSGA CONSTRUCTS ITS PORTION OF THE PORTFOLIO BY SELECTING THE HIGHEST-RANKED STOCKS FROM THE UNIVERSE, AND MANAGES DEVIATIONS FROM THE BENCHMARK TO MAXIMIZE THE RISK/REWARD TRADE-OFF. THE PORTFOLIO HAS CHARACTERISTICS SIMILAR TO THE INDEX. SSGA GENERALLY SELLS STOCKS THAT NO LONGER MEET ITS SELECTION CRITERIA OR THAT IT BELIEVES OTHERWISE MAY ADVERSELY AFFECT PERFORMANCE RELATIVE TO THE INDEX.

ADVISORS' COMMENTS - CONCLUDED

aided performance relative to the benchmark index, as semiconductors were the weakest performing area of the Russell 1000 Growth Index.

The portfolio's outperformance was tempered by the poor performance of some stocks. Stock selection in the health care sector detracted from returns, with positions in medical device manufacturer Zimmer Holdings and implantable device maker Medtronic posting losses prior to being sold. Health care services provider UnitedHealth Group and biotechnology company Genentech also combined to have a negative effect on performance results for the reporting period. Homebuilding and home improvement retailing positions including Lennar and Lowe's declined sharply, in part due to a softening housing market and concerns about retail spending.

SSGA

Our portion of the Portfolio generated positive results, outperforming its Index. Our investment process incorporates perspectives on valuation, quality and sentiment. For the reporting period, the components offered mixed performance. While estimate revisions, a proxy for earnings growth, offered relatively accurate forecasts of equity returns, our valuation factors (price-to-earnings and cash flow) were weak predictors overall.

Over the course of the reporting period, solid performance was the result of strong stock picking. Overweights among financial, health care and materials stocks helped the portfolio finish the year in positive territory. An overweight to First Marblehead bolstered performance, after the company posted strong returns. Investors rewarded First Marblehead on news that the provider of student loan services had completed the securitization of over $900 million, leading to expected revenue increases. Later in the year, the stock moved higher due to solid earnings news.

Copper producer Phelps Dodge recorded one of the highest return figures in our portion of the Portfolio. Copper prices rose to a 16-year high due to speculation that China's plan to revalue their currency would lead manufacturers to import more metal, sending the stock upward. Shares of Kerr-McGee soared after Anadarko Petroleum Corp. agreed to pay $21 billion in cash for the company and Western Gas Resources, to more than double Anadarko's sales and create the largest independent oil and gas producer in the US.

Despite strong returns overall, positions within technology and telecommunication stocks dampened performance. McAfee, the world's largest maker of anti-virus software, declined after the company's profit and sales forecasts missed analysts' estimates. An overweight position in the stock dampened performance. While an overweight to Merck served as one of the top contributors, this position was offset by an overweight to Kos Pharmaceuticals, which declined sharply, and represented the largest stock-level detractor from performance. Shares of the drug maker plunged after a competitor announced plans to seek US approval of rival cholesterol drugs.

SPECIAL CONSIDERATIONS

THE PORTFOLIO MAY BE APPROPRIATE FOR LONG-TERM INVESTORS SEEKING CAPITAL APPRECIATION WHO ARE ABLE TO WITHSTAND SHORT-TERM FLUCTUATIONS IN THE EQUITY MARKETS IN RETURN FOR POTENTIALLY HIGHER RETURNS OVER THE LONG TERM. THE VALUE OF THE PORTFOLIO CHANGES EVERY DAY AND CAN BE AFFECTED BY CHANGES IN INTEREST RATES, GENERAL MARKET CONDITIONS AND OTHER POLITICAL, SOCIAL AND ECONOMIC DEVELOPMENTS, AS WELL AS SPECIFIC MATTERS RELATING TO THE COMPANIES IN WHOSE SECURITIES THE PORTFOLIO INVESTS. ALSO, TO THE EXTENT THE PORTFOLIO INVESTS A LARGE PORTION OF ITS ASSETS IN TECHNOLOGY COMPANIES, THE PORTFOLIO MAY EXPERIENCE GREATER VOLATILITY AND RISK OF LOSS DUE TO UNFAVORABLE DEVELOPMENTS IN THE TECHNOLOGY SECTOR. IT IS IMPORTANT TO NOTE THAT AN INVESTMENT IN THE PORTFOLIO IS ONLY ONE COMPONENT OF A BALANCED INVESTMENT PLAN.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE RUSSELL 1000 GROWTH INDEX

                                    [CHART]

             UBS PACE LARGE CO   UBS PACE LARGE CO
               GROWTH EQUITY       GROWTH EQUITY
                INVESTMENTS         INVESTMENTS
             (BEFORE DEDUCTING    (AFTER DEDUCTING
              MAXIMUM UBS PACE    MAXIMUM UBS PACE   RUSSELL 1000
                PROGRAM FEE)        PROGRAM FEE)     GROWTH INDEX
             -----------------   -----------------   ------------
 7/31/1996        $10,000             $10,000           $10,000
 8/31/1996        $10,369             $10,356           $10,258
 9/30/1996        $11,304             $11,275           $11,005
10/31/1996        $11,432             $11,389           $11,071
11/30/1996        $12,042             $11,982           $11,902
12/31/1996        $11,676             $11,603           $11,669
 1/31/1997        $12,333             $12,241           $12,488
 2/28/1997        $11,978             $11,874           $12,403
 3/31/1997        $11,117             $11,007           $11,732
 4/30/1997        $11,925             $11,792           $12,511
 5/31/1997        $12,590             $12,434           $13,414
 6/30/1997        $13,187             $13,006           $13,951
 7/31/1997        $14,561             $14,344           $15,185
 8/31/1997        $13,647             $13,427           $14,296
 9/30/1997        $14,463             $14,212           $14,999
10/31/1997        $14,055             $13,794           $14,445
11/30/1997        $14,206             $13,925           $15,059
12/31/1997        $14,570             $14,264           $15,227
 1/31/1998        $14,875             $14,544           $15,683
 2/28/1998        $16,332             $15,948           $16,862
 3/31/1998        $16,964             $16,545           $17,535
 4/30/1998        $17,244             $16,797           $17,777
 5/31/1998        $17,060             $16,597           $17,273
 6/30/1998        $18,093             $17,580           $18,331
 7/31/1998        $18,405             $17,861           $18,209
 8/31/1998        $14,787             $14,331           $15,477
 9/30/1998        $15,483             $14,988           $16,665
10/31/1998        $17,244             $16,672           $18,005
11/30/1998        $18,373             $17,741           $19,374
12/31/1998        $20,406             $19,679           $21,121
 1/31/1999        $21,793             $20,991           $22,362
 2/28/1999        $20,917             $20,121           $21,340
 3/31/1999        $21,666             $20,816           $22,464
 4/30/1999        $21,708             $20,830           $22,493
 5/31/1999        $21,129             $20,250           $21,801
 6/30/1999        $22,959             $21,976           $23,328
 7/31/1999        $22,023             $21,053           $22,587
 8/31/1999        $22,423             $21,409           $22,956
 9/30/1999        $21,606             $20,603           $22,474
10/31/1999        $23,231             $22,125           $24,171
11/30/1999        $23,589             $22,438           $25,475
12/31/1999        $25,558             $24,280           $28,125
 1/31/2000        $24,344             $23,098           $26,806
 2/29/2000        $24,152             $22,887           $28,116
 3/31/2000        $27,086             $25,635           $30,129
 4/30/2000        $26,248             $24,811           $28,695
 5/31/2000        $25,016             $23,618           $27,251
 6/30/2000        $26,248             $24,749           $29,316
 7/31/2000        $25,933             $24,422           $28,093
 8/31/2000        $27,863             $26,207           $30,637
 9/30/2000        $25,235             $23,705           $27,739
10/31/2000        $24,056             $22,569           $26,427
11/30/2000        $20,611             $19,313           $22,531
12/31/2000        $20,429             $19,119           $21,818
 1/31/2001        $21,612             $20,201           $23,325
 2/28/2001        $17,911             $16,720           $19,366
 3/31/2001        $15,706             $14,644           $17,258
 4/30/2001        $17,921             $16,688           $19,441
 5/31/2001        $17,921             $16,667           $19,155
 6/30/2001        $17,628             $16,374           $18,711
 7/31/2001        $17,071             $15,837           $18,243
 8/31/2001        $15,565             $14,421           $16,752
 9/30/2001        $13,835             $12,803           $15,079
10/31/2001        $14,644             $13,535           $15,870
11/30/2001        $16,080             $14,843           $17,395
12/31/2001        $16,040             $14,787           $17,362
 1/31/2002        $15,524             $14,294           $17,055
 2/28/2002        $14,533             $13,365           $16,348
 3/31/2002        $15,190             $13,952           $16,913
 4/30/2002        $13,946             $12,793           $15,533
 5/31/2002        $13,582             $12,444           $15,157
 6/30/2002        $12,500             $11,438           $13,755
 7/31/2002        $11,661             $10,657           $12,999
 8/31/2002        $11,792             $10,763           $13,038
 9/30/2002        $10,771             $ 9,819           $11,685
10/31/2002        $11,529             $10,497           $12,757
11/30/2002        $11,883             $10,806           $13,450
12/31/2002        $11,115             $10,094           $12,521
 1/31/2003        $10,882             $ 9,871           $12,217
 2/28/2003        $10,852             $ 9,831           $12,161
 3/31/2003        $11,064             $10,011           $12,387
 4/30/2003        $11,843             $10,702           $13,303
 5/31/2003        $12,510             $11,291           $13,967
 6/30/2003        $12,601             $11,359           $14,159
 7/31/2003        $12,996             $11,700           $14,512
 8/31/2003        $13,259             $11,921           $14,873
 9/30/2003        $13,147             $11,807           $14,714
10/31/2003        $13,946             $12,508           $15,540
11/30/2003        $13,967             $12,511           $15,703
12/31/2003        $14,412             $12,893           $16,246
 1/31/2004        $14,584             $13,031           $16,578
 2/29/2004        $14,624             $13,051           $16,683
 3/31/2004        $14,493             $12,917           $16,373
 4/30/2004        $14,189             $12,631           $16,183
 5/31/2004        $14,351             $12,759           $16,484
 6/30/2004        $14,543             $12,914           $16,691
 7/31/2004        $13,774             $12,216           $15,747
 8/31/2004        $13,825             $12,245           $15,669
 9/30/2004        $14,219             $12,579           $15,819
10/31/2004        $14,341             $12,671           $16,065
11/30/2004        $15,059             $13,288           $16,618
12/31/2004        $15,686             $13,824           $17,269
 1/31/2005        $15,140             $13,326           $16,693
 2/28/2005        $15,271             $13,425           $16,871
 3/31/2005        $15,049             $13,213           $16,563
 4/30/2005        $14,755             $12,939           $16,248
 5/31/2005        $15,352             $13,446           $17,034
 6/30/2005        $15,443             $13,509           $16,972
 7/31/2005        $16,202             $14,154           $17,801
 8/31/2005        $15,959             $13,925           $17,572
 9/30/2005        $16,101             $14,031           $17,653
10/31/2005        $15,878             $13,820           $17,481
11/30/2005        $16,546             $14,383           $18,235
12/31/2005        $16,534             $14,355           $18,178
 1/31/2006        $17,081             $14,811           $18,497
 2/28/2006        $16,939             $14,670           $18,468
 3/31/2006        $17,151             $14,835           $18,741
 4/30/2006        $17,162             $14,825           $18,715
 5/31/2006        $16,544             $14,274           $18,081
 6/30/2006        $16,493             $14,212           $18,010
 7/31/2006        $16,169             $13,916           $17,667

The graph depicts the performance of UBS PACE Large Co Growth Equity Investments Class P shares versus the Russell 1000 Growth Index over the 10 years ended July 31, 2006. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Large Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PERFORMANCE AT A GLANCE (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS                                            SINCE
ENDED 07/31/06                                        1 YEAR   5 YEARS   10 YEARS   INCEPTION ~
--------------------------------------------------------------------------------------------------
Before deducting                       Class A*       -0.51%    -1.35%      N/A         -5.42%
maximum sales charge                   Class B**      -1.31%    -2.18%      N/A         -6.18%
or UBS PACE program fee                Class C***     -1.24%    -2.15%      N/A         -6.14%
                                       Class Y****    -0.10%    -0.97%      N/A         -3.94%
                                       Class P*****   -0.20%    -1.08%     4.92%         5.47%
After deducting                        Class A*       -5.97%    -2.46%      N/A         -6.36%
maximum sales charge                   Class B**      -6.25%    -2.57%      N/A         -6.34%
or UBS PACE program fee                Class C***     -2.23%    -2.15%      N/A         -6.14%
                                       Class P*****   -1.69%    -2.55%     3.36%         3.90%
Russell 1000 Growth Index                             -0.76%    -0.64%     5.86%         6.77%
Lipper Large-Cap Growth Funds median                  -1.70%    -1.24%     6.06%         4.06%

Average annual total returns for periods ended June 30, 2006, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, 0.63%; 5-year period, -2.70%; since inception, -6.12%; Class B--1-year period, 0.50%; 5-year period, -2.84%; since inception, -6.11%; Class C--1-year period, 4.56%; 5-year period, -2.39%; since inception, -5.89%; Class Y--1-year period, 6.88%; 5-year period, -1.24%; since inception, -3.66%; Class P--1-year period, 5.21%; 5-year period, -2.79%; 10-year period, 2.89%; since inception, 4.13%.

~ SINCE INCEPTION RETURNS ARE CALCULATED AS OF COMMENCEMENT OF ISSUANCE ON AUGUST 24, 1995 FOR CLASS P SHARES, NOVEMBER 27, 2000 FOR CLASS A, B, AND C SHARES AND FEBRUARY 15, 2001 FOR CLASS Y SHARES. SINCE INCEPTION RETURNS FOR THE INDEX AND LIPPER MEDIAN ARE SHOWN AS OF AUGUST 24, 1995, WHICH IS THE INCEPTION DATE OF THE OLDEST SHARE CLASS (CLASS P).

* MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 5.5%. CLASS A SHARES BEAR ONGOING 12b-1 SERVICE FEES.

** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 5% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER A MAXIMUM OF SIX YEARS. CLASS B SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

*** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER ONE YEAR. CLASS C SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

**** THE PORTFOLIO OFFERS CLASS Y SHARES TO A LIMITED GROUP OF ELIGIBLE INVESTORS, INCLUDING CERTAIN QUALIFYING RETIREMENT PLANS. CLASS Y SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

***** CLASS P SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR
      ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES, BUT ARE SUBJECT TO A MAXIMUM ANNUAL UBS PACE PROGRAM FEE OF 1.5% OF THE VALUE OF CLASS P SHARES.

The Russell 1000 Growth Index measures the performance of a large universe of stocks with higher price-to-book ratios and higher forecasted growth values.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2006 to July 31, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                BEGINNING          ENDING          EXPENSES PAID
                                                              ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD*
                                                            FEBRUARY 1, 2006   JULY 31, 2006   02/01/06 TO 07/31/06
----------------------------------------------------------------------------   -------------   --------------------
Class A   Actual                                               $1,000.00         $  945.40            $ 5.88
          Hypothetical (5% annual return before expenses)       1,000.00          1,018.74              6.11
Class B   Actual                                                1,000.00            941.80              9.87
          Hypothetical (5% annual return before expenses)       1,000.00          1,014.63             10.24
Class C   Actual                                                1,000.00            941.90              9.82
          Hypothetical (5% annual return before expenses)       1,000.00          1,014.68             10.19
Class Y   Actual                                                1,000.00            946.90              4.10
          Hypothetical (5% annual return before expenses)       1,000.00          1,020.58              4.26
Class P   Actual                                                1,000.00            946.70              4.59
          Hypothetical (5% annual return before expenses)       1,000.00          1,020.08              4.76

*    EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED NET EXPENSE RATIOS: CLASS
     A: 1.22%, CLASS B: 2.05%, CLASS C: 2.04%, CLASS Y: 0.85%, CLASS P: 0.95%,
     MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                       07/31/06
------------------------------------------------------------------------------
Net assets (bn)                                                          $ 1.1
Number of holdings                                                         164

PORTFOLIO COMPOSITION*                                                07/31/06
------------------------------------------------------------------------------
Common stocks                                                             92.7%
ADRs                                                                       1.3
Tracking stocks                                                            1.3
Cash equivalents and other assets less liabilities                         4.7
------------------------------------------------------------------------------
Total                                                                    100.0%
==============================================================================

TOP FIVE SECTORS*                                                     07/31/06
------------------------------------------------------------------------------
Information technology                                                    20.0%
Consumer discretionary                                                    18.9
Heath care                                                                18.9
Financials                                                                11.2
Industrials                                                               11.0
------------------------------------------------------------------------------
Total                                                                     80.0%
==============================================================================

TOP TEN EQUITY HOLDINGS*                                              07/31/06
------------------------------------------------------------------------------
UnitedHealth Group                                                         4.2%
Schlumberger                                                               2.4
SLM                                                                        2.2
Genentech                                                                  2.0
Cisco Systems                                                              1.9
Goldman Sachs                                                              1.9
Intuit                                                                     1.7
Johnson & Johnson                                                          1.6
FedEx                                                                      1.6
Microsoft                                                                  1.6
------------------------------------------------------------------------------
Total                                                                     21.1%
==============================================================================

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2006. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt.

UBS PACE Select Advisors Trust
UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS

PERFORMANCE

For the fiscal year ended July 31, 2006 the Portfolio's Class P shares declined 3.95% (before deduction of the maximum UBS PACE program fee: shares declined 5.38% after deduction of the maximum program fee), compared with the 5.32% return of the Russell 2500 Value Index (the "Index") and the 4.34% median return for the Lipper Small-Cap Value Funds category. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 65. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

From August 1, 2005 through the end of September 2005, Ariel and ICM Asset Management, Inc. ("ICM") managed portions of the Portfolio. ICM was replaced by Opus and MetWest Capital effective in October 2005.

MARKET REVIEW

Market returns over the reporting period were generally positive, with US small cap and large cap stocks posting low- to mid-single digit returns, and value stocks outperforming growth stocks across all market cap spectrums. The US market was buoyed by generally solid corporate earnings, and was able to shrug off several factors that weighed against the strong earnings growth. These included hurricane damage to the Gulf Coast, climbing inflation spurred by higher oil prices, rising short-term interest rates and concerns about the direction of monetary policy under the leadership of new Federal Reserve Chairman Ben Bernanke.

International and emerging market stocks outpaced US stock market returns, in a continuation of that trend. Over the reporting period, lower quality, higher volatility stocks in the Index tended to outperform their higher quality, lower risk counterparts. Performance by economic sectors varied widely over this period, but overall, the market's ability to focus on solid corporate earnings growth contributed to positive returns during the reporting period.

ADVISORS' COMMENTS

ARIEL

For the fiscal year ended July 31, 2006, our portion of the Portfolio trailed the Index. Underperformance was

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE SMALL/MEDIUM CO VALUE EQUITY
INVESTMENTS

ADVISORS:

ARIEL CAPITAL MANAGEMENT, LLC ("ARIEL"), OPUS CAPITAL MANAGEMENT, INC. ("OPUS") AND METROPOLITAN WEST CAPITAL MANAGEMENT, LLC ("METWEST CAPITAL")

PORTFOLIO MANAGERS:

ARIEL: JOHN W. ROGERS; OPUS: TEAM; METWEST CAPITAL: GARY W. LISENBEE

OBJECTIVE:

CAPITAL APPRECIATION.

INVESTMENT PROCESS:

ARIEL INVESTS IN STOCKS OF COMPANIES THAT IT BELIEVES ARE MISUNDERSTOOD OR UNDERVALUED. IT SEEKS TO IDENTIFY COMPANIES IN CONSISTENT INDUSTRIES WITH DISTINCT MARKET NICHES AND EXCELLENT MANAGEMENT TEAMS. IT FOCUSES ON VALUE STOCKS, WHICH IT DEFINES AS STOCKS WITH A LOW P/E RATIO BASED ON FORWARD EARNINGS AND THAT TRADE AT A SIGNIFICANT DISCOUNT TO THE PRIVATE MARKET VALUE THAT ARIEL CALCULATES FOR EACH STOCK. ARIEL GENERALLY SELLS STOCKS THAT CEASE TO MEET THESE CRITERIA OR THAT ARE AT RISK FOR FUNDAMENTAL DETERIORATION.

OPUS USES QUANTITATIVE AND QUALITATIVE ANALYSIS TO CONSTRUCT A VALUE-ORIENTED PORTFOLIO OF STOCKS THAT ARE BELIEVED TO BE FUNDAMENTALLY UNDERVALUED, FINANCIALLY STRONG, AND EXHIBIT STRONG EARNINGS GROWTH AND POSITIVE EARNINGS MOMENTUM.

METWEST CAPITAL DIRECTLY RESEARCHES SMALLER CAPITALIZATION BUSINESSES IT VIEWS AS "HIGH-QUALITY" FROM AN OBJECTIVE PERSPECTIVE. METWEST CAPITAL ATTEMPTS TO IDENTIFY COMPANIES SELLING BELOW INTRINSIC VALUE WITH CLEAR CATALYSTS TO REALIZE FULL VALUE WITHIN THEIR INVESTMENT TIME HORIZON (TYPICALLY THREE YEARS), AND CONSTRUCTS A primarily attributable to our media holdings within the consumer cyclicals sector and our conscious avoidance of cyclical, commodity- and energy-related holdings.

On a positive note, several holdings bolstered performance. Notably, Anixter International recorded solid returns due to strong sales growth and record operating margins. As Anixter expands its communications supply business internationally, we believe the barriers to entry facing its competition become more formidable, as most of the company's current competitors operate solely on a regional basis. Sybron Dental Specialties was also up sharply after being acquired by Danaher Corp. Finally, Investors Financial Services Corp. appreciated due to significant revenue growth and renewal of its asset administration outsourcing agreement with Barclays Global Investor. We are optimistic regarding the company's future and ability to retain top clients and continue winning new contracts.

Conversely, our results were diminished by Lee Enterprises, Inc. and McClatchy Co. As a category, newspaper companies were down due to slumping circulations and anemic ad sales. While these are legitimate issues, we believe fundamentals in the industry are holding up quite well. Currently, our research indicates that newspapers reach 54% of adults daily and 124 million every Sunday, which is more than the Super Bowl's once-a-year audience of about 90 million. Additionally, it is hard for well-known Internet brands to replicate the depth of local coverage or level of trust of hometown papers. In the media world, we believe content is still king, and as long as print media controls local content, they can be expected to distribute it--and we believe advertisers will follow media consumers wherever they are, whether in newsprint or online. With that in mind, we believe that Lee Enterprises has amassed loyal local readership through networks of smaller town and regional papers. McClatchy appears to have strong growth potential after acquiring rival Knight Ridder. The company added 20 healthy papers in high-growth markets as a result, while disposing of 12 less financially attractive papers.

OPUS

Opus assumed management of a portion of the Portfolio in October 2005. From that period through July 31, 2006, Opus posted positive absolute returns but trailed the benchmark.

The majority of the underperformance of our portion of the Portfolio was driven by the underperformance of homebuilder and homebuilder-related stocks. Homebuilding stock prices faced downward pressure as new home orders weakened much more dramatically than anticipated. As fundamentals deteriorated, we reduced our homebuilding exposure to less than 1% of our total portion of the Portfolio.

Our technology holdings produced positive returns but could not keep pace with the outsized gains of the growth-related portions of the index. Technology distributors, home to the majority of our technology exposure, remained out of favor despite positive company news and fundamentals. This was seen in Avnet Inc., which declined sharply during the time period, despite posting positive earnings.

Our energy stocks lagged the Index, as our holdings favor natural gas producers and oil services firms over oil producers. Our auto and transportation stocks outperformed their Index compatriots but the sector was out of favor, as the market seems reluctant to reward solid company performance based on fears of a slowing economy.

[SIDENOTE]

INVESTMENT PROCESS (CONCLUDED)

PORTFOLIO OF HIGHEST CONVICTION IDEAS. METWEST CAPITAL UTILIZES A BOTTOM-UP, FUNDAMENTAL, RESEARCH-DRIVEN STYLE THAT IT BELIEVES IS IDEALLY SUITED TO THE SMALL CAP MARKET SEGMENT.

ADVISORS' COMMENTS - CONCLUDED

Our segment was helped by positive stock selection in the auto and transportation sector and the consumer discretionary sector. The top performers in auto and transportation included Greenbrier Companies, which capitalized on a strong railroad market, and Tsakos Energy, an oil transportation company. The top contributor in consumer discretionary was Men's Wearhouse, a retailer of men's dress apparel, riding a string of positive earnings surprises, revisions and same store sales increases. Our portion of the Portfolio was also helped by an underweight position and positive security selection in the financial services sector. Returns were aided by consumer finance companies, including a buyout of Ace Cash Express and continued growth in Cash America and First Cash Financial. Our two hotel REITs were also strong, aided by robust day rates and occupancies.

METWEST CAPITAL

From October 2005 through July 31, 2006, our portion of the Portfolio posted a strong absolute return but lagged the Index. The underperformance was concentrated in the first quarter of 2006, in which the Index posted a mid-teens advance. To control risk, we generally invest in higher quality companies than the Index, which puts a drag on portfolio performance in times of small-cap market strength, such as was seen over the reporting period. However, we believe our focus on quality should enable us to add value relative to the Index with lower volatility than the market over the long term.

Favorable stock selection in the already-strong energy sector contributed positively to relative performance over the reporting period, as our holdings in that sector on average posted a return more than twice that of the energy stocks in the Index. Strong stock selection in utilities and an underweight in that traditionally defensive sector, which lagged the market, also added to relative return.

Weak holdings in the information technology, financials and industrials sectors detracted from results. Business Objects, a leading provider of business intelligence software, hindered our performance, experiencing a short-term correction after posting a significant gain in 2005. The fundamentals appear to remain intact, and we retain high conviction in its future prospects.

Within financials, title insurer Stewart Information Services declined, due to what we believe was an overreaction by investors in response to rising interest rates and a bleak projected real estate environment. However, we maintain our positive outlook for what we view as a growing, technologically superior company. In industrials, USA Truck, a medium-haul truckload carrier, retreated on news that the company had settled some of its outstanding insurance claims, resulting in increased expenses. Nonetheless, the firm's operational performance remains strong, and we believe the decision to resolve outstanding claims enhances its competitive position. Our position in Herley Industries, a provider of microwave technologies for in-flight instrumentation also subtracted from returns. We sold Herley in June 2006 due to the emergence of legal and regulatory issues that increased the company's risk profile.

SPECIAL CONSIDERATIONS

THE PORTFOLIO MAY BE APPROPRIATE FOR LONG-TERM INVESTORS SEEKING CAPITAL APPRECIATION WHO ARE ABLE TO WITHSTAND SHORT-TERM FLUCTUATIONS IN THE EQUITY MARKETS IN RETURN FOR POTENTIALLY HIGHER RETURNS OVER THE LONG TERM. THE VALUE OF THE PORTFOLIO CHANGES EVERY DAY AND CAN BE AFFECTED BY CHANGES IN INTEREST RATES, GENERAL MARKET CONDITIONS AND OTHER POLITICAL, SOCIAL AND ECONOMIC DEVELOPMENTS, AS WELL AS SPECIFIC MATTERS RELATING TO THE COMPANIES IN WHOSE SECURITIES THE PORTFOLIO INVESTS. IT IS IMPORTANT TO NOTE THAT AN INVESTMENT IN THE PORTFOLIO IS ONLY ONE COMPONENT OF A BALANCED INVESTMENT PLAN. IN ADDITION, SMALL- AND MID-CAP COMPANIES ARE TYPICALLY SUBJECT TO A GREATER DEGREE OF CHANGE IN EARNINGS AND BUSINESS PROSPECTS THAN ARE LARGER, MORE ESTABLISHED COMPANIES. THEREFORE, THEY ARE CONSIDERED TO HAVE A HIGHER LEVEL OF VOLATILITY AND RISK.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE RUSSELL 2500 VALUE INDEX

                                     [CHART]

             UBS PACE SMALL/MEDIUM CO    UBS PACE SMALL/MEDIUM CO
             VALUE EQUITY INVESTMENTS    VALUE EQUITY INVESTMENTS
             (BEFORE DEDUCTING MAXIMUM   (AFTER DEDUCTING MAXIMUM   RUSSELL 2500
             UBS PACE PROGRAM FEE)       UBS PACE PROGRAM FEE)      VALUE INDEX
             -------------------------   ------------------------   ------------
 7/31/1996            $10,000                     $10,000             $10,000
 8/31/1996            $10,504                     $10,491             $10,471
 9/30/1996            $10,797                     $10,770             $10,830
10/31/1996            $10,944                     $10,903             $11,012
11/30/1996            $11,627                     $11,569             $11,662
12/31/1996            $11,897                     $11,823             $11,915
 1/31/1997            $12,316                     $12,224             $12,221
 2/28/1997            $12,434                     $12,325             $12,357
 3/31/1997            $12,073                     $11,953             $12,012
 4/30/1997            $12,056                     $11,921             $12,244
 5/31/1997            $13,071                     $12,909             $13,098
 6/30/1997            $13,961                     $13,770             $13,715
 7/31/1997            $14,699                     $14,480             $14,464
 8/31/1997            $14,925                     $14,685             $14,538
 9/30/1997            $16,033                     $15,755             $15,422
10/31/1997            $15,731                     $15,438             $14,966
11/30/1997            $15,840                     $15,526             $15,286
12/31/1997            $16,330                     $15,986             $15,859
 1/31/1998            $16,067                     $15,710             $15,588
 2/28/1998            $17,171                     $16,767             $16,554
 3/31/1998            $17,849                     $17,408             $17,372
 4/30/1998            $18,093                     $17,624             $17,362
 5/31/1998            $17,333                     $16,863             $16,815
 6/30/1998            $16,954                     $16,473             $16,750
 7/31/1998            $15,724                     $15,259             $15,680
 8/31/1998            $13,400                     $12,988             $13,218
 9/30/1998            $13,563                     $13,129             $13,992
10/31/1998            $14,015                     $13,550             $14,615
11/30/1998            $14,386                     $13,891             $15,087
12/31/1998            $14,805                     $14,278             $15,554
 1/31/1999            $14,674                     $14,133             $15,106
 2/28/1999            $13,432                     $12,921             $14,332
 3/31/1999            $13,260                     $12,740             $14,309
 4/30/1999            $14,967                     $14,361             $15,722
 5/31/1999            $15,472                     $14,827             $16,043
 6/30/1999            $16,078                     $15,389             $16,602
 7/31/1999            $15,906                     $15,206             $16,285
 8/31/1999            $15,149                     $14,463             $15,660
 9/30/1999            $14,543                     $13,867             $15,167
10/31/1999            $14,098                     $13,427             $15,182
11/30/1999            $14,098                     $13,410             $15,265
12/31/1999            $14,392                     $13,672             $15,786
 1/31/2000            $13,592                     $12,896             $15,129
 2/29/2000            $12,824                     $12,152             $15,391
 3/31/2000            $13,731                     $12,995             $16,523
 4/30/2000            $13,656                     $12,908             $16,516
 5/31/2000            $13,795                     $13,023             $16,487
 6/30/2000            $13,784                     $12,997             $16,424
 7/31/2000            $14,221                     $13,393             $16,781
 8/31/2000            $14,872                     $13,988             $17,661
 9/30/2000            $14,968                     $14,061             $17,555
10/31/2000            $14,893                     $13,973             $17,545
11/30/2000            $14,930                     $13,990             $17,322
12/31/2000            $16,085                     $15,053             $19,068
 1/31/2001            $17,262                     $16,134             $19,334
 2/28/2001            $17,164                     $16,023             $19,172
 3/31/2001            $16,463                     $15,349             $18,691
 4/30/2001            $17,121                     $15,943             $19,755
 5/31/2001            $17,996                     $16,736             $20,361
 6/30/2001            $18,201                     $16,906             $20,557
 7/31/2001            $18,374                     $17,045             $20,421
 8/31/2001            $18,784                     $17,404             $20,245
 9/30/2001            $16,398                     $15,174             $17,997
10/31/2001            $17,089                     $15,794             $18,382
11/30/2001            $18,503                     $17,080             $19,798
12/31/2001            $19,491                     $17,969             $20,925
 1/31/2002            $19,610                     $18,056             $21,117
 2/28/2002            $20,164                     $18,543             $21,381
 3/31/2002            $21,683                     $19,915             $22,705
 4/30/2002            $21,661                     $19,870             $23,093
 5/31/2002            $21,531                     $19,726             $22,714
 6/30/2002            $20,229                     $18,510             $21,912
 7/31/2002            $17,516                     $16,007             $19,376
 8/31/2002            $17,462                     $15,938             $19,480
 9/30/2002            $15,682                     $14,295             $17,886
10/31/2002            $15,986                     $14,554             $18,142
11/30/2002            $17,093                     $15,543             $19,466
12/31/2002            $16,408                     $14,901             $18,858
 1/31/2003            $15,691                     $14,233             $18,290
 2/28/2003            $15,304                     $13,864             $17,840
 3/31/2003            $15,539                     $14,059             $17,960
 4/30/2003            $16,842                     $15,220             $19,586
 5/31/2003            $18,369                     $16,579             $21,398
 6/30/2003            $18,816                     $16,960             $21,782
 7/31/2003            $19,473                     $17,531             $22,728
 8/31/2003            $20,343                     $18,291             $23,642
 9/30/2003            $19,920                     $17,888             $23,475
10/31/2003            $21,212                     $19,024             $25,268
11/30/2003            $21,846                     $19,569             $26,298
12/31/2003            $22,750                     $20,353             $27,332
 1/31/2004            $23,314                     $20,832             $28,217
 2/29/2004            $23,666                     $21,120             $28,790
 3/31/2004            $23,772                     $21,188             $29,020
 4/30/2004            $23,255                     $20,701             $27,501
 5/31/2004            $23,572                     $20,958             $28,054
 6/30/2004            $24,477                     $21,734             $29,168
 7/31/2004            $23,232                     $20,603             $27,994
 8/31/2004            $23,103                     $20,463             $28,345
 9/30/2004            $23,878                     $21,123             $29,240
10/31/2004            $24,265                     $21,439             $29,769
11/30/2004            $25,851                     $22,811             $32,204
12/31/2004            $26,829                     $23,645             $33,229
 1/31/2005            $26,014                     $22,898             $32,160
 2/28/2005            $26,816                     $23,574             $32,963
 3/31/2005            $26,842                     $23,567             $32,523
 4/30/2005            $25,794                     $22,620             $31,307
 5/31/2005            $27,010                     $23,656             $33,044
 6/30/2005            $27,411                     $23,977             $34,255
 7/31/2005            $28,471                     $24,873             $36,090
 8/31/2005            $28,148                     $24,560             $35,434
 9/30/2005            $27,876                     $24,293             $35,472
10/31/2005            $26,842                     $23,362             $34,426
11/30/2005            $27,954                     $24,299             $35,837
12/31/2005            $27,661                     $24,015             $35,800
 1/31/2006            $29,004                     $25,149             $38,156
 2/28/2006            $28,862                     $24,995             $38,207
 3/31/2006            $29,620                     $25,619             $39,547
 4/30/2006            $29,541                     $25,519             $39,703
 5/31/2006            $28,435                     $24,533             $38,329
 6/30/2006            $28,167                     $24,271             $38,545
 7/31/2006            $27,345                     $23,534             $38,011

The graph depicts the performance of UBS PACE Small/Medium Co Value Equity Investments Class P shares versus the Russell 2500 Value Index over the 10 years ended July 31, 2006. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Small/Medium Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                             SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 07/31/06   1 YEAR   5 YEARS   10 YEARS   INCEPTION ~
------------------------------------------------------------------------------------------------------
Before deducting           Class A*                       -4.10%     8.04%      N/A         10.91%
maximum sales charge       Class B**                      -4.93%     7.17%      N/A         10.12%
or UBS PACE program fee    Class C***                     -4.86%     7.21%      N/A         10.08%
                           Class Y****                    -3.78%     8.36%      N/A         11.67%
                           Class P*****                   -3.95%     8.28%     10.58%        9.91%
After deducting            Class A*                       -9.38%     6.83%      N/A          9.81%
maximum sales charge       Class B**                      -8.77%     6.88%      N/A         10.01%
or UBS PACE program fee    Class C***                     -5.63%     7.21%      N/A         10.08%
                           Class P*****                   -5.38%     6.66%      8.94%        8.27%
Russell 2500 Value Index                                   5.32%    13.23%     14.29%       13.95%
Lipper Small-Cap Value Funds median                        4.34%    11.76%     12.77%       12.11%

Average annual total returns for periods ended June 30, 2006, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, -3.00%; 5-year period, 7.66%; since inception, 10.55%; Class B--1-year period, -2.31%; 5-year period, 7.72%; since inception, 10.79%; Class C--1-year period, 1.03%; 5-year period, 8.04%; since inception, 10.85%; Class Y--1-year period, 3.02%; 5-year period, 9.21%; since inception, 12.46%; Class P--1-year period, 1.23%; 5-year period, 7.50%; 10-year period, 8.73%; since inception, 8.65%.

~ SINCE INCEPTION RETURNS ARE CALCULATED AS OF COMMENCEMENT OF ISSUANCE ON AUGUST 24, 1995 FOR CLASS P SHARES, NOVEMBER 27, 2000 FOR CLASS A AND C SHARES, NOVEMBER 28, 2000 FOR CLASS B SHARES, AND DECEMBER 20, 2000 FOR CLASS Y SHARES. SINCE INCEPTION RETURNS FOR THE INDEX AND LIPPER MEDIAN ARE SHOWN AS OF AUGUST 24, 1995, WHICH IS THE INCEPTION DATE OF THE OLDEST SHARE CLASS (CLASS P).

* MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 5.5%. CLASS A SHARES BEAR ONGOING 12b-1 SERVICE FEES.

** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 5% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER A MAXIMUM OF SIX YEARS. CLASS B SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

*** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER ONE YEAR. CLASS C SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

**** THE PORTFOLIO OFFERS CLASS Y SHARES TO A LIMITED GROUP OF ELIGIBLE INVESTORS, INCLUDING CERTAIN QUALIFYING RETIREMENT PLANS. CLASS Y SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

***** CLASS P SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR
      ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES, BUT ARE SUBJECT TO A MAXIMUM ANNUAL UBS PACE PROGRAM FEE OF 1.5% OF THE VALUE OF CLASS P SHARES.

The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2006 to July 31, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                BEGINNING          ENDING          EXPENSES PAID
                                                              ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD*
                                                            FEBRUARY 1, 2006   JULY 31, 2006   02/01/06 TO 07/31/06
-------------------------------------------------------------------------------------------------------------------
Class A   Actual                                               $1,000.00         $  942.10           $ 6.31
          Hypothetical (5% annual return before expenses)       1,000.00          1,018.30             6.56
Class B   Actual                                                1,000.00            937.90            10.23
          Hypothetical (5% annual return before expenses)       1,000.00          1,014.23            10.64
Class C   Actual                                                1,000.00            938.60            10.00
          Hypothetical (5% annual return before expenses)       1,000.00          1,014.48            10.39
Class Y   Actual                                                1,000.00            943.60             4.72
          Hypothetical (5% annual return before expenses)       1,000.00          1,019.93             4.91
Class P   Actual                                                1,000.00            942.80             5.59
          Hypothetical (5% annual return before expenses)       1,000.00          1,019.04             5.81

*    EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED NET EXPENSE RATIOS: CLASS
     A: 1.31%, CLASS B: 2.13%, CLASS C: 2.08%, CLASS Y: 0.98%, CLASS P: 1.16%,
     MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                        07/31/06
-------------------------------------------------------------------------------
Net assets (mm)                                                          $450.8
Number of holdings                                                          190
Portfolio composition*
                                                                       07/31/06
-------------------------------------------------------------------------------
Common stocks and warrants                                                 95.8%
ADRs                                                                        0.4
Cash equivalents and other assets less liabilities                          3.8
-------------------------------------------------------------------------------
Total                                                                     100.0%
===============================================================================

TOP FIVE SECTORS*                                                      07/31/06
-------------------------------------------------------------------------------
Industrials                                                                25.0%
Financials                                                                 24.9
Consumer discretionary                                                     18.5
Information technology                                                      7.5
Health care                                                                 4.5
-------------------------------------------------------------------------------
Total                                                                      80.4%
===============================================================================

TOP TEN EQUITY SECURITIES*                                             07/31/06
-------------------------------------------------------------------------------
HCC Insurance Holdings                                                      2.2%
Markel                                                                      1.8
Energizer Holdings                                                          1.6
Career Education                                                            1.6
Investors Financial Services                                                1.6
Pitney Bowes                                                                1.6
Hewitt Associates                                                           1.4
Mohawk Industries                                                           1.4
Black & Decker                                                              1.4
IDEX Corp.                                                                  1.3
-------------------------------------------------------------------------------
Total                                                                      15.9%
===============================================================================

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2006. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt.

UBS PACE Select Advisors Trust
UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

PERFORMANCE

For the fiscal year ended July 31, 2006 the Portfolio's Class P shares declined 4.05% (before deduction of the maximum UBS PACE program fee; the shares declined 5.48% after deduction of the maximum program fee). In comparison, the Russell 2500 Growth Index (the "Index") returned 2.38% and the median return of the Lipper Mid-Cap Growth Funds category was 2.01%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 73. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

From August 1, 2005 through the end of September 2005, Delaware was the sole advisor to the Portfolio. Effective October 2005, two additional advisors, ForstmannLeff and Riverbridge, began managing portions of the Portfolio.

MARKET REVIEW

Market returns over the reporting period were generally positive, with US small cap and large cap stocks posting low- to mid-single digit returns, and value stocks outperforming growth stocks across all market cap spectrums. The US market was buoyed by generally solid corporate earnings, able to shrug off several factors that weighed against the strong earnings growth. These included climbing inflation spurred by higher oil prices, rising short-term interest rates and concerns about the direction of monetary policy under the leadership of new Federal Reserve Chairman Ben Bernanke, and hurricane damage to the Gulf Coast.

Active managers generally trailed their style indexes, with value managers trailing by a wide margin. International and emerging market stocks outpaced US stock market returns, as they posted returns of approximately 25%. Over the reporting period, lower quality, higher volatility stocks in the Index tended to outperform their higher quality, lower risk counterparts. Performance by economic sectors varied widely but overall the market's ability to focus on solid corporate earning growth likely allowed for positive returns during the reporting period.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

ADVISOR:

DELAWARE MANAGEMENT COMPANY, INC. ("DELAWARE MANAGEMENT COMPANY"), FORSTMANNLEFF LLC ("FORSTMANNLEFF") AND RIVERBRIDGE PARTNERS, LLC ("RIVERBRIDGE")

PORTFOLIO MANAGERS:

DELAWARE MANAGEMENT COMPANY: TEAM, LED BY MARSHALL T. BASSETT; FORSTMANNLEFF:
TEAM; RIVERBRIDGE: TEAM, LED BY MARK THOMPSON

OBJECTIVE:

CAPITAL APPRECIATION.

INVESTMENT PROCESS:

DELAWARE MANAGEMENT COMPANY INVESTS PRIMARILY IN STOCKS OF "EMERGING GROWTH" COMPANIES THAT ARE BELIEVED TO HAVE POTENTIAL FOR HIGH FUTURE EARNINGS GROWTH RELATIVE TO THE OVERALL MARKET WITH MARKET CAPITALIZATIONS OF LESS THAN $6 BILLION AT THE TIME OF PURCHASE. UP TO 5% OF THE TOTAL ASSETS MAY BE INVESTED IN US DOLLAR-DENOMINATED FOREIGN SECURITIES. THE ADVISOR EMPLOYS BOTTOM-UP, FUNDAMENTAL ANALYSIS TO IDENTIFY COMPANIES THAT HAVE SUBSTANTIALLY ABOVE-AVERAGE EARNINGS GROWTH BECAUSE OF MANAGEMENT CHANGES, NEW PRODUCTS, GROWTH OF ESTABLISHED PRODUCTS OR STRUCTURAL CHANGES IN THE ECONOMY. MANAGEMENT GENERALLY SELLS STOCKS THAT NO LONGER MEET ITS SELECTION CRITERIA OR ARE AT RISK FOR FUNDAMENTAL DETERIORATION, OR WHEN IT IDENTIFIES MORE ATTRACTIVE INVESTMENT OPPORTUNITIES.

FORSTMANNLEFF SEEKS FUNDAMENTALLY STRONG AND DYNAMIC SMALL AND MID CAP COMPANIES THAT ARE TRADING AT A DISCOUNT TO THEIR

ADVISORS' COMMENTS

DELAWARE

Our portion of the Portfolio declined during the reporting period and trailed the Russell 2500 Growth Index. Negative overall stock selection for the year was the primary culprit, as strong performances from the capital goods and energy sectors were erased by negative stock selection in the consumer cyclicals, health care and technology sectors.

Further hindering relative performance was sector allocation, primarily our underweights in energy and capital goods and overweights in the consumer-related sectors. The vast majority of this negative impact occurred early in the period, and throughout the year we actively brought our sector weightings more in line with those of the benchmark.

The top ten contributors to performance over the past year came from five different sectors and were led by the triple-digit return of Akamai Technologies. The company continues to benefit from its position as the leader in content and process delivery on the Internet. Other strong contributors included Amylin Pharmaceuticals, based on the success of its diabetes drug (we sold our position on strength before the period ended) and Allegheny Technologies, also up triple digits on strong demand for its specialty metals and alloys.

In contrast to the diversity of positive contributors, the biggest individual detractors from performance were concentrated in the health care and technology sectors. In the former, our high exposure to biotech and specialty pharmaceuticals hurt performance, as sentiment toward those industries turned markedly negative in March 2006. Individually, Encysive Pharmaceuticals fell by more than half after approval for its drug to treat pulmonary arterial hypertension was delayed. Nonetheless, we remain optimistic on our holdings in the sector based on solid company-specific fundamentals and shifts in long-term demographics.

In technology, O2Micro International fell significantly as slower sales of LCD monitors, TVs and laptops caused the company to lower its sales forecasts for its chips used in those products. Disc drive-component manufacturer Ixia saw its share price drop as it announced a capital spending initiative that exceeded analyst expectations.

We used the recent market decline as an opportunity to improve our portfolio's overall quality by adding new stocks throughout various sectors that were selling at attractive prices and we continue to be on the lookout for buying opportunities.

RIVERBRIDGE

Riverbridge assumed management of a portion of the Portfolio in October 2005. From that date through July 31, 2006, we modestly outperformed the benchmark. The primary contributor to our performance during this time was stock selection, with one of the most notable contributions coming from WebEx

[SIDENOTE]

INVESTMENT PROCESS (CONCLUDED)

GROWTH RATES. FORSTMANNLEFF'S GOAL IS TO ASCERTAIN A DYNAMIC OF GROWTH BEFORE IT MANIFESTS IN CONSENSUS ESTIMATES. FORSTMANNLEFF BELIEVES THAT IT CAN BE SUCCESSFUL BECAUSE THE SMALL AND MID CAP MARKET IS INHERENTLY LESS EFFICIENT THAN THE LARGE CAP MARKET.

RIVERBRIDGE BELIEVES THAT EARNINGS POWER DETERMINES THE VALUE OF A FRANCHISE. RIVERBRIDGE FOCUSES ON COMPANIES THAT ARE VIEWED AS BUILDING THEIR EARNINGS POWER AND BUILDING THE INTRINSIC VALUE OF THE COMPANY OVER LONG PERIODS OF TIME. RIVERBRIDGE LOOKS TO INVEST IN HIGH-QUALITY GROWTH COMPANIES THAT DEMONSTRATE THE ABILITY TO SUSTAIN STRONG SECULAR EARNINGS GROWTH, REGARDLESS OF OVERALL ECONOMIC CONDITIONS.

Communications. WebEx, the web conferencing leader, successfully transitioned to a new pricing model, helping to generate a record level of new clients. Other securities that performed well include Intuitive Surgical, primarily known for its da Vinci robotically controlled surgical system. However, we eliminated the stock from our portion of the Portfolio as its market capitalization exceeded our size threshold. W-H Energy Services also made a significant contribution to our segment's performance, increasing significantly over the period. Sterling earnings reports, coupled with the strong investor interest in the energy sector, propelled this stock higher.

The most significant detracting stock was Verint Systems. Verint, a security services provider, fundamentally performed well. Its stock price was hindered due to problems associated with its parent company, Comverse Technology. Comverse is battling fraud allegations regarding option pricing practices by its former management team. Aspect Medical has also struggled during this time period as concerns swirl over product pricing issues and market penetration potential.

From a sector perspective, the industrial sector benefited performance relative to the benchmark. We also benefited from our stock selection in the energy sector. The health care sector provided a significant headwind to performance. Health care has been the worst performing small cap growth sector over this time period, and it is the second largest sector weighting in our segment, with short-term investor concerns over reimbursement issues coupled with uncertainty over the upcoming elections roiling the space.

Riverbridge does not expect our positioning to meaningfully change in the near future. Our portion of the Portfolio remains positioned with companies that have very little debt on their balance sheets and appear capable of internally financing their future growth. Consequently, we do not believe the holdings in our segment will be vulnerable to increased costs for borrowing or raising capital to grow their business.

FORSTMANNLEFF

ForstmannLeff began managing a portion of the Portfolio in October 2005. From that date through July 31, 2006, our segment of the Portfolio underperformed the Russell 2500 Growth Index.

Over the course of the period, our segment achieved significant gains in certain areas, but found them largely eroded by underperformance within the health care sector. During the reporting period, companies within the health care sector reported a decline, while the Russell 2500 Growth Index made moderate advances. While investments in some health care companies, including Covance, Alkermes, West Pharmaceutical and Neurocrine Biosciences, proved to be rewarding, we were disappointed by SFBC International, Lifepoint Hospitals, Encysive Pharmaceuticals and PDL BioPharma.

The biotechnology sector includes a wide variety of companies, ranging from service providers to device purveyors to pharmaceutical companies and biotechnology research firms. As such, we remain optimistic that we will again find good investment opportunities within the health care sector. At present, however, we are underweight to the benchmark in this sector.

Within the financial services sector, our segment of the Portfolio achieved very favorable results. Advances by both pawnshop operator Cash America and Knight Capital, one of the largest stock traders in the world, boosted performance. In the consumer discretionary sector, which received the largest weighting and achieved positive relative returns, Gymboree, AnnTaylor and Monster Worldwide were the best performers.

ADVISORS' COMMENTS - CONCLUDED

Although the segment's technology holdings did not outperform their corresponding sector of the Index, several of our technology holdings were our largest contributors to performance. An improved outlook for capital expenditures led to very good performance by Akamai, Redback, and ATI.

During the reporting period, market sentiment favored the more cyclical and commoditized sectors of energy, materials and utilities, rather than the classic growth sectors of technology, health care and consumer discretionary. However, we continue to believe investment success should be derived more from the early identification of small and dynamic companies that are growing as opposed to positioning for macroeconomic themes, as they can be very difficult to predict accurately. As always, we are devoting our efforts to identifying those companies that appear poised to achieve growth in excess of the consensus.

SPECIAL CONSIDERATIONS

THE PORTFOLIO MAY BE APPROPRIATE FOR LONG-TERM INVESTORS SEEKING CAPITAL APPRECIATION WHO ARE ABLE TO WITHSTAND SHORT-TERM FLUCTUATIONS IN THE EQUITY MARKETS IN RETURN FOR POTENTIALLY HIGHER RETURNS OVER THE LONG TERM. THE VALUE OF THE PORTFOLIO CHANGES EVERY DAY AND CAN BE AFFECTED BY CHANGES IN INTEREST RATES, GENERAL MARKET CONDITIONS AND OTHER POLITICAL, SOCIAL AND ECONOMIC DEVELOPMENTS, AS WELL AS SPECIFIC MATTERS RELATING TO THE COMPANIES IN WHOSE SECURITIES THE PORTFOLIO INVESTS. IT IS IMPORTANT TO NOTE THAT AN INVESTMENT IN THE PORTFOLIO IS ONLY ONE COMPONENT OF A BALANCED INVESTMENT PLAN. IN ADDITION, SMALL- AND MID-CAP COMPANIES ARE TYPICALLY SUBJECT TO A GREATER DEGREE OF CHANGE IN EARNINGS AND BUSINESS PROSPECTS THAN ARE LARGER, MORE ESTABLISHED COMPANIES. THEREFORE, THEY ARE CONSIDERED TO HAVE A HIGHER LEVEL OF VOLATILITY AND RISK. ALSO, TO THE EXTENT THE PORTFOLIO INVESTS A LARGE PORTION OF ITS ASSETS IN TECHNOLOGY COMPANIES, THE PORTFOLIO MAY EXPERIENCE GREATER VOLATILITY AND RISK OF LOSS DUE TO UNFAVORABLE DEVELOPMENTS IN THE TECHNOLOGY SECTOR.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE RUSSELL 2500 GROWTH INDEX

                                     [CHART]

              UBS PACE SMALL/MEDIUM CO    UBS PACE SMALL/MEDIUM CO
             GROWTH EQUITY INVESTMENTS   GROWTH EQUITY INVESTMENTS
             (BEFORE DEDUCTING MAXIMUM   (AFTER DEDUCTING MAXIMUM    RUSSELL 2500
               UBS PACE PROGRAM FEE)        UBS PACE PROGRAM FEE)    GROWTH INDEX
             -------------------------   -------------------------   ------------
 7/31/1996            $10,000                     $10,000               $10,000
 8/31/1996            $10,509                     $10,496               $10,688
 9/30/1996            $11,196                     $11,168               $11,256
10/31/1996            $10,795                     $10,754               $10,906
11/30/1996            $11,196                     $11,141               $11,306
12/31/1996            $11,330                     $11,260               $11,361
 1/31/1997            $11,759                     $11,671               $11,701
 2/28/1997            $11,313                     $11,214               $11,188
 3/31/1997            $10,491                     $10,387               $10,452
 4/30/1997            $10,241                     $10,126               $10,499
 5/31/1997            $11,446                     $11,304               $11,757
 6/30/1997            $11,982                     $11,818               $12,151
 7/31/1997            $12,893                     $12,701               $12,922
 8/31/1997            $13,205                     $12,992               $13,237
 9/30/1997            $14,455                     $14,204               $14,172
10/31/1997            $13,821                     $13,565               $13,288
11/30/1997            $13,625                     $13,355               $13,084
12/31/1997            $13,792                     $13,502               $13,037
 1/31/1998            $13,596                     $13,294               $12,867
 2/28/1998            $14,371                     $14,034               $13,972
 3/31/1998            $15,286                     $14,909               $14,491
 4/30/1998            $15,202                     $14,808               $14,622
 5/31/1998            $14,269                     $13,881               $13,683
 6/30/1998            $15,062                     $14,635               $13,784
 7/31/1998            $14,754                     $14,318               $12,757
 8/31/1998            $11,794                     $11,431               $ 9,858
 9/30/1998            $12,737                     $12,330               $10,723
10/31/1998            $13,316                     $12,874               $11,447
11/30/1998            $14,465                     $13,967               $12,261
12/31/1998            $15,842                     $15,278               $13,442
 1/31/1999            $16,425                     $15,820               $13,831
 2/28/1999            $15,240                     $14,660               $12,708
 3/31/1999            $16,291                     $15,652               $13,300
 4/30/1999            $16,941                     $16,256               $14,361
 5/31/1999            $17,171                     $16,456               $14,510
 6/30/1999            $19,332                     $18,504               $15,535
 7/31/1999            $19,714                     $18,846               $15,218
 8/31/1999            $19,131                     $18,266               $14,889
 9/30/1999            $20,498                     $19,546               $14,996
10/31/1999            $21,961                     $20,915               $15,726
11/30/1999            $23,471                     $22,326               $17,583
12/31/1999            $28,318                     $26,902               $20,899
 1/31/2000            $27,367                     $25,966               $20,783
 2/29/2000            $35,284                     $33,436               $26,114
 3/31/2000            $34,755                     $32,894               $24,065
 4/30/2000            $31,109                     $29,406               $21,720
 5/31/2000            $27,990                     $26,425               $19,786
 6/30/2000            $32,367                     $30,519               $22,402
 7/31/2000            $31,997                     $30,132               $20,566
 8/31/2000            $35,876                     $33,743               $23,247
 9/30/2000            $34,248                     $32,172               $21,744
10/31/2000            $31,785                     $29,821               $20,399
11/30/2000            $25,187                     $23,601               $16,513
12/31/2000            $26,028                     $24,358               $17,536
 1/31/2001            $26,335                     $24,615               $18,672
 2/28/2001            $21,469                     $20,041               $15,791
 3/31/2001            $19,092                     $17,801               $14,044
 4/30/2001            $22,180                     $20,654               $16,185
 5/31/2001            $22,584                     $21,004               $16,653
 6/30/2001            $23,910                     $22,209               $17,030
 7/31/2001            $22,099                     $20,501               $15,775
 8/31/2001            $21,081                     $19,532               $14,725
 9/30/2001            $17,557                     $16,246               $12,420
10/31/2001            $19,383                     $17,915               $13,644
11/30/2001            $20,951                     $19,340               $14,824
12/31/2001            $22,277                     $20,538               $15,636
 1/31/2002            $21,275                     $19,589               $14,968
 2/28/2002            $20,644                     $18,985               $14,044
 3/31/2002            $21,808                     $20,030               $15,175
 4/30/2002            $21,679                     $19,886               $14,671
 5/31/2002            $21,242                     $19,462               $13,932
 6/30/2002            $19,755                     $18,076               $12,651
 7/31/2002            $17,589                     $16,074               $11,079
 8/31/2002            $17,298                     $15,788               $11,077
 9/30/2002            $16,360                     $14,914               $10,239
10/31/2002            $17,298                     $15,749               $10,828
11/30/2002            $18,688                     $16,993               $11,835
12/31/2002            $17,848                     $16,209               $11,087
 1/31/2003            $17,233                     $15,631               $10,845
 2/28/2003            $16,910                     $15,319               $10,592
 3/31/2003            $17,201                     $15,563               $10,732
 4/30/2003            $18,898                     $17,077               $11,669
 5/31/2003            $20,450                     $18,457               $12,905
 6/30/2003            $20,563                     $18,536               $13,171
 7/31/2003            $21,307                     $19,182               $14,048
 8/31/2003            $22,051                     $19,827               $14,801
 9/30/2003            $21,501                     $19,308               $14,484
10/31/2003            $23,360                     $20,952               $15,675
11/30/2003            $24,023                     $21,519               $16,205
12/31/2003            $24,573                     $21,984               $16,222
 1/31/2004            $25,106                     $22,433               $16,898
 2/29/2004            $25,462                     $22,723               $17,055
 3/31/2004            $25,526                     $22,752               $17,115
 4/30/2004            $24,072                     $21,428               $16,389
 5/31/2004            $24,573                     $21,847               $16,730
 6/30/2004            $24,702                     $21,934               $17,138
 7/31/2004            $22,988                     $20,387               $15,797
 8/31/2004            $22,536                     $19,961               $15,479
 9/30/2004            $23,845                     $21,094               $16,177
10/31/2004            $24,847                     $21,954               $16,636
11/30/2004            $25,963                     $22,910               $17,740
12/31/2004            $27,278                     $24,041               $18,589
 1/31/2005            $26,499                     $23,325               $17,933
 2/28/2005            $26,516                     $23,311               $18,290
 3/31/2005            $26,029                     $22,854               $17,785
 4/30/2005            $24,844                     $21,787               $16,823
 5/31/2005            $26,402                     $23,124               $17,944
 6/30/2005            $26,905                     $23,535               $18,417
 7/31/2005            $28,755                     $25,122               $19,613
 8/31/2005            $27,960                     $24,396               $19,387
 9/30/2005            $27,570                     $24,027               $19,576
10/31/2005            $26,792                     $23,319               $18,937
11/30/2005            $28,203                     $24,517               $19,994
12/31/2005            $28,173                     $24,460               $20,109
 1/31/2006            $30,298                     $26,272               $21,631
 2/28/2006            $30,242                     $26,190               $21,566
 3/31/2006            $31,502                     $27,247               $22,486
 4/30/2006            $31,351                     $27,083               $22,555
 5/31/2006            $29,264                     $25,248               $21,209
 6/30/2006            $28,775                     $24,795               $21,109
 7/31/2006            $27,590                     $23,744               $20,080

The graph depicts the performance of UBS PACE Small/Medium Co Growth Equity Investments Class P shares versus the Russell 2500 Growth Index over the 10 years ended July 31, 2006. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Small/Medium Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PERFORMANCE AT A GLANCE (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS FOR                                                      SINCE
PERIODS ENDED 07/31/06                              1 YEAR   5 YEARS   10 YEARS   INCEPTION ~
------------------------------------------------------------------------------------------------
Before deducting                     Class A*       -4.22%    4.30%       N/A         -0.36%
maximum sales charge                 Class B**      -5.13%    3.38%       N/A         -1.19%
or UBS PACE program fee              Class C***     -4.98%    3.46%       N/A         -1.12%
                                     Class Y****    -3.86%    4.59%       N/A          2.54%
                                     Class P*****   -4.05%    4.54%     10.68%         9.05%
After deducting                      Class A*       -9.49%    3.13%       N/A         -1.35%
maximum sales charge                 Class B**      -9.18%    3.03%       N/A         -1.34%
or UBS PACE program fee              Class C***     -5.80%    3.46%       N/A         -1.12%
                                     Class P*****   -5.48%    2.98%      9.03%         7.42%
Russell 2500 Growth Index                            2.38%    4.94%      7.22%         7.06%
Lipper Mid-Cap Growth Funds median                   2.01%    2.98%      8.24%         7.45%

Average annual total returns for periods ended June 30, 2006, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, 0.92%; 5-year period, 2.36%; since inception, -0.62%; Class B--1-year period, 1.23%; 5-year period, 2.27%; since inception, -0.60%; Class C--1-year period, 4.96%; 5-year period, 2.70%; since inception, -0.38%; Class Y--1-year period, 7.14%; 5-year period, 3.82%; since inception, 3.38%; Class P--1-year period, 5.36%; 5-year period, 2.23%; 10-year period, 7.96%; since inception, 7.91%.

~ SINCE INCEPTION RETURNS ARE CALCULATED AS OF COMMENCEMENT OF ISSUANCE ON AUGUST 24, 1995 FOR CLASS P SHARES, NOVEMBER 27, 2000 FOR CLASS A, B, AND C SHARES AND FEBRUARY 12, 2001 FOR CLASS Y SHARES. SINCE INCEPTION RETURNS FOR THE INDEX AND LIPPER MEDIAN ARE SHOWN AS OF AUGUST 24, 1995, WHICH IS THE INCEPTION DATE OF THE OLDEST SHARE CLASS (CLASS P).

* MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 5.5%. CLASS A SHARES BEAR ONGOING 12b-1 SERVICE FEES.

** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 5% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER A MAXIMUM OF SIX YEARS. CLASS B SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

*** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER ONE YEAR. CLASS C SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

**** THE PORTFOLIO OFFERS CLASS Y SHARES TO A LIMITED GROUP OF ELIGIBLE INVESTORS, INCLUDING CERTAIN QUALIFYING RETIREMENT PLANS. CLASS Y SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

***** CLASS P SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR
      ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES, BUT ARE SUBJECT TO A MAXIMUM ANNUAL UBS PACE PROGRAM FEE OF 1.5% OF THE VALUE OF CLASS P SHARES.

The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2006 to July 31, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                BEGINNING          ENDING          EXPENSES PAID
                                                              ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD*
                                                            FEBRUARY 1, 2006   JULY 31, 2006   02/01/06 TO 07/31/06
-------------------------------------------------------------------------------------------------------------------
Class A   Actual                                                $1,000.00        $  910.50            $ 6.30
          Hypothetical (5% annual return before expenses)        1,000.00         1,018.20              6.66
Class B   Actual                                                 1,000.00           906.00             10.07
          Hypothetical (5% annual return before expenses)        1,000.00         1,014.23             10.64
Class C   Actual                                                 1,000.00           906.30             10.02
          Hypothetical (5% annual return before expenses)        1,000.00         1,014.28             10.59
Class Y   Actual                                                 1,000.00           911.50              4.55
          Hypothetical (5% annual return before expenses)        1,000.00         1,020.03              4.81
Class P   Actual                                                 1,000.00           910.60              5.35
          Hypothetical (5% annual return before expenses)        1,000.00         1,019.19              5.66

*    EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED NET EXPENSE RATIOS: CLASS
     A: 1.33%, CLASS B: 2.13%, CLASS C: 2.12%, CLASS Y: 0.96%, CLASS P: 1.13%,
     MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                       07/31/06
------------------------------------------------------------------------------
Net assets (mm)                                                         $440.7
Number of holdings                                                         197

PORTFOLIO COMPOSITION*                                                07/31/06
------------------------------------------------------------------------------
Common stocks                                                             95.2%
ADRs                                                                       0.5
Cash equivalents and other assets less liabilities                         4.3
------------------------------------------------------------------------------
Total                                                                    100.0%
==============================================================================

TOP FIVE SECTORS*                                                     07/31/06
------------------------------------------------------------------------------
Information technology                                                    24.8%
Health care                                                               24.3
Industrials                                                               15.5
Consumer discretionary                                                    12.0
Financials                                                                10.3
------------------------------------------------------------------------------
Total                                                                     86.9%
==============================================================================

TOP TEN EQUITY HOLDINGS*                                              07/31/06
------------------------------------------------------------------------------
Microsemi                                                                  2.3%
W-H Energy Services                                                        1.5
Stericycle                                                                 1.4
WebEx Communications                                                       1.4
Resources Connection                                                       1.2
Gymboree                                                                   1.1
Akamai Technologies                                                        1.1
Informatica                                                                1.0
Activision                                                                 0.9
Techne                                                                     0.9
------------------------------------------------------------------------------
Total                                                                     12.8%
==============================================================================

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2006. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt.

UBS PACE Select Advisors Trust
UBS PACE INTERNATIONAL EQUITY INVESTMENTS

PERFORMANCE

For the fiscal year ended July 31, 2006, the Portfolio's Class P shares returned 25.17% (before deduction of the maximum UBS PACE program fee; 23.30% after deduction of the maximum program fee), compared with the 23.94% return of the MSCI Europe, Australasia and Far East Free Index (net LU) (in US dollars) (the "Index") and the 21.20% median return for the Lipper International Large-Cap Growth Funds category. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 81. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

International equity markets performed very strongly over the reporting period. The Index's performance was underpinned by robust global economic growth and corporate restructuring, which increased earnings growth in Japan and Continental Europe. Meanwhile, demand from the US consumer, an important driver for many companies regardless of domicile, remained strong.

In May, a change in the outlook for inflation and, therefore, interest rates precipitated a global reappraisal of valuations and risk. Compounded by geopolitical concerns, markets retrenched. There was a sharp sell-off across markets and across most sectors. However, equity markets subsequently rallied towards the end of July, as Federal Reserve Board Chairman Ben Bernanke indicated that slower US growth would likely reduce inflation over time and the probability of an interest hike in August diminished. Elsewhere, the Bank of Japan ended its zero-interest rate policy and raised rates to 0.25%, its first rate increase in over six years, further signaling the normalization of Japan's economy relative to its global peers.

From a sector perspective, nine of 10 Index sectors produced positive returns over the 12-month period, ranging between 16% and 41%. The strongest-performing sector was materials, which benefited from China's voracious appetite for commodities. The laggard sector was telecommunication services, due to investor concerns over possible margin erosion on the back of competitive pressures in the industry.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE INTERNATIONAL EQUITY INVESTMENTS

ADVISOR:

MARTIN CURRIE, INC. ("MARTIN CURRIE"), MONDRIAN INVESTMENT PARTNERS ("MONDRIAN") AND J.P. MORGAN INVESTMENT MANAGEMENT, INC. ("J.P. MORGAN")

PORTFOLIO MANAGERS:

MARTIN CURRIE: TEAM, LED BY JAMES FAIRWEATHER; MONDRIAN: TEAM; J.P. MORGAN; BELTRAN LASTRA AND JACO VENTER

OBJECTIVE:

CAPITAL APPRECIATION.

INVESTMENT PROCESS:

MARTIN CURRIE IS AN EXPERIENCED INTERNATIONAL EQUITY MANAGER. THE FIRM HAS A HIGHLY ACTIVE "CONVICTION" APPROACH, SEEKING THE BEST OPPORTUNITIES FOR GROWTH ACROSS GLOBAL STOCK MARKETS. MARTIN CURRIE IDENTIFIES "CHANGE" AS THE CENTRAL DYNAMIC BEHIND STOCK PRICE MOVEMENT. THIS MEANS RECOGNIZING CHANGE AT COMPANY LEVEL (MANAGEMENT CHANGES, PRODUCT STRATEGIES, ACQUISITIONS, ETC) AND AT MACRO LEVEL (LEGISLATIVE CHANGES, ECONOMIC PROSPECTS, SECTOR DYNAMICS, ETC). DETERMINING THE IMPACT OF THESE CHANGES MAY LEAD TO OUTPERFORMANCE. ITS INVESTMENT PROCESS ALLOWS MARTIN CURRIE TO IDENTIFY, EVALUATE AND EXPLOIT CHANGE AT AN EARLY STAGE IN CLIENTS' PORTFOLIOS. IN MANAGING ITS SEGMENT OF THE PORTFOLIO'S ASSETS, MARTIN CURRIE USES A FULLY INTEGRATED INTERNATIONAL INVESTMENT PROCESS. SO RATHER THAN RUNNING DISTINCT REGIONAL PORTFOLIOS, IT COMPARES AND RANKS STOCK OPPORTUNITIES ACROSS THE WHOLE INVESTMENT UNIVERSE. TO HELP IDENTIFY AND EVALUATE THE BEST STOCK IDEAS, MARTIN CURRIE EMPLOYS FUNDAMENTAL COMPANY AND SECTOR RESEARCH, TOGETHER WITH ITS OWN PROPRIETARY QUANTITATIVE SCREENING TOOL, THE DYNAMIC STOCK MATRIXTM. THE RESULT IS A COMMITTED

ADVISORS' COMMENTS

MONDRIAN

Our portion of the Portfolio achieved strong absolute returns during the fiscal year, but slightly lagged the Index on a relative basis. Stock selection was a positive contributor to the portfolio's performance. Overall, stock selection was strongest in the UK, Germany, France and Italy. High energy prices helped propel BG, the UK energy stock, up substantially. Brambles in the UK and Italy's UniCredit Italiano were two other top performers. Overweight positions in the outperforming information technology, materials and utilities sectors have been beneficial, as have been our underweight positions in the underperforming information technology sector.

However, market selection over the period was not a positive contributor to our segment's performance. The underweight position in the outperforming Japanese market was not beneficial nor was our overweight position in the underperforming market of New Zealand. Non-Index positions in South Africa and South Korea were beneficial as these markets performed strongly; our avoidance of the underperforming Swedish market also benefited performance.

Our segment's defensive position in the British pound did not benefit performance as UK sterling rose against the US dollar. The overweight position in the New Zealand dollar was a detracting factor. The underweight position in the underperforming Japanese yen was beneficial, however.

One of the main highlights of the strategy we are implementing is an underweight position in the Japanese market. We believe that the Japanese market is more expensive than most other major world markets. With Japanese companies' increasing focus on capital investment and growth, investors must be wary of being second-class stakeholders.

Our strategy focuses on companies with strong cash positions, positive cash generation even after re-investment, and a willingness to compensate shareholders through dividends and share buybacks.

[SIDENOTE]

INVESTMENT PROCESS (CONTINUED)

AND DISTINCTIVE EAFE (I.E., EUROPE, AUSTRALASIA, FAR EAST) PORTFOLIO THAT REFLECTS WHAT MARTIN CURRIE BELIEVES ARE THE BEST INVESTMENT OPPORTUNITIES INTERNATIONALLY.

MONDRIAN CONDUCTS RESEARCH ON A GLOBAL BASIS IN AN EFFORT TO IDENTIFY SECURITIES THAT HAVE THE POTENTIAL FOR LONG-TERM TOTAL RETURN. THE CENTER OF THE RESEARCH EFFORT IS A VALUE-ORIENTED DIVIDEND DISCOUNT METHODOLOGY TOWARD INDIVIDUAL SECURITIES AND MARKET ANALYSIS THAT IDENTIFIES VALUE ACROSS COUNTRY BOUNDARIES. THIS APPROACH FOCUSES ON FUTURE ANTICIPATED DIVIDENDS, AND DISCOUNTS THE VALUE OF THOSE DIVIDENDS BACK TO WHAT THEY WOULD BE WORTH IF THEY WERE BEING PAID TODAY. COMPARISONS OF THE VALUES OF DIFFERENT POSSIBLE INVESTMENTS ARE THEN MADE. IN AN INTERNATIONAL PORTFOLIO, CURRENCY RETURNS CAN BE AN INTEGRAL COMPONENT OF AN INVESTMENT'S TOTAL RETURN. MONDRIAN USES A PURCHASING POWER PARITY APPROACH TO ASSESS THE VALUE OF INDIVIDUAL CURRENCIES. PURCHASING POWER PARITY ATTEMPTS TO IDENTIFY THE AMOUNT OF GOODS AND SERVICES THAT A DOLLAR WILL BUY IN THE UNITED STATES, AND COMPARES THAT TO THE AMOUNT OF A FOREIGN CURRENCY REQUIRED TO BUY THE SAME AMOUNT OF GOODS AND SERVICES IN ANOTHER COUNTRY.

J.P. MORGAN MANAGES ITS SEGMENT OF THE PORTFOLIO'S ASSETS USING A BOTTOM-UP, RESEARCH DRIVEN STRATEGY THAT SEEKS TO GENERATE RISK CHARACTERISTICS THAT CLOSELY MATCH THOSE OF THE BENCHMARK, YET AT THE SAME TIME CAPITALIZE ON THE INFORMATION ADVANTAGE CREATED BY THE FIRM'S PROPRIETARY RESEARCH CAPABILITIES TO GENERATE OUTPERFORMANCE. THE STRATEGY IS DRIVEN BY VALUATION-BASED FUNDAMENTAL ANALYSIS, FOCUSED ON NORMALIZED EARNINGS AND

J.P. MORGAN

During the reporting period, our portion of the Portfolio provided a strong absolute return, outperforming the Index.

Our portion seeks to be diversified by both sector and region, with stock selection as the primary source of performance. From a regional perspective, the strategy was particularly successful in adding value in Europe (excluding the UK) and Japan, but lost ground in the United Kingdom.

On a sector- by-sector basis, our portion of the portfolio's investments in the technology, transportation and finance sectors combined to contribute positively to relative returns over the reporting period. On the other hand, our holdings in the energy, media and consumer non-durables sectors detracted from performance.

From a stock-specific standpoint, the merger between Mittal Steel and Arcelor, which created the world's largest steel group, significantly benefited Arcelor's performance during the period. We believe that the Arcelor-Mittal merger should support long term earnings and create major revenue synergies. Conversely, our overweight exposure to TietoEnator undermined performance. The Nordic provider of a range of information technology services reported lower first-quarter profits, as rising wage costs and competitive pressures undermined margins, and prompted the company to cut its full-year forecast.

MARTIN CURRIE

Our portion of the portfolio comfortably outperformed its index over the reporting period. Stock selection was the main driver of performance, with sector allocation proving favorable as well.

Our sector emphasis has favored industrials, energy, materials and financials. We were underweight in consumer staples and information technology. In the industrials sector, our holding in Vallourec, supplier of seamless steel tubes to the energy and power generation sector was an outstanding performer. With increasing expenditure on exploration in remote and harsh areas, demand for the high-quality product that Vallourec supplies has increased, and the stock almost quadrupled in value.

Power generation is a core theme of ours. Countries are investing in power transmission and generation to a greater degree than they have in 20 years. This is a long-term theme with exposure through companies such as ABB, Alstom and Siemens and power generation companies such as RWE and Fortum.

We have also favored companies with attractive valuations, relative both to their own history and to the market. As such, our segment of the Portfolio's emphasis was in emerging markets, especially in South America and Japan. Our Japanese investments emphasized the domestic recovery, with financials being the main beneficiary. We hold companies like Sumitomo Mitsui Financial Group, a bank with a large exposure to small and medium-sized enterprises, and Orix, a financial conglomerate with exposure to business leasing, condominiums and real estate. With rising incomes and a market that has been in decline for a decade, housing is another main theme. We invest via Sekisui House and Daito Trust.

[SIDENOTE]

INVESTMENT PROCESS (CONCLUDED)

EARNINGS GROWTH. THE TEAM SEEKS TO MAINTAIN REGIONAL WEIGHTS AND SECTOR/INDUSTRY WEIGHTS CLOSE TO THOSE OF THE BENCHMARK. STOCK SELECTION IS THE FOCUS, BEING THE EXPECTED PRIMARY SOURCE OF ADDED VALUE.

ADVISORS' COMMENTS - CONCLUDED

Our investment stance has placed emphasis on companies offering premium earnings potential that we believe is unrecognized by the market. Recent volatility notwithstanding, we think fundamental value and growth themes are very evident into 2007 and beyond, and our strategy remains unchanged.

SPECIAL CONSIDERATIONS

THE PORTFOLIO MAY BE APPROPRIATE FOR LONG-TERM INVESTORS SEEKING CAPITAL APPRECIATION WHO ARE ABLE TO WITHSTAND SHORT-TERM FLUCTUATIONS IN THE EQUITY MARKETS IN RETURN FOR POTENTIALLY HIGHER RETURNS OVER THE LONG TERM. THE VALUE OF THE PORTFOLIO CHANGES EVERY DAY AND CAN BE AFFECTED BY CHANGES IN INTEREST RATES, GENERAL MARKET CONDITIONS AND OTHER POLITICAL, SOCIAL AND ECONOMIC DEVELOPMENTS, AS WELL AS SPECIFIC MATTERS RELATING TO THE COMPANIES IN WHOSE SECURITIES THE PORTFOLIO INVESTS. IT IS IMPORTANT TO NOTE THAT AN INVESTMENT IN THE PORTFOLIO IS ONLY ONE COMPONENT OF A BALANCED INVESTMENT PLAN. THE VALUE OF THE PORTFOLIO'S INVESTMENTS IN FOREIGN SECURITIES MAY FALL DUE TO ADVERSE POLITICAL, SOCIAL, AND ECONOMIC DEVELOPMENTS ABROAD AND DUE TO DECREASES IN FOREIGN CURRENCY VALUES RELATIVE TO THE US DOLLAR. THESE RISKS ARE GREATER FOR INVESTMENTS IN EMERGING MARKET ISSUERS THAN FOR ISSUERS IN MORE DEVELOPED COUNTRIES.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE MSCI EUROPE, AUSTRALASIA AND FAR EAST FREE INDEX (NET LU) (IN USD)

                                     [CHART]

               UBS PACE INTERNATIONAL     UBS PACE INTERNATIONAL    MSCI EUROPE, AUSTRALASIA
                 EQUITY INVESTMENTS         EQUITY INVESTMENTS            AND FAR EAST
             (BEFORE DEDUCTING MAXIMUM   (AFTER DEDUCTING MAXIMUM          FREE INDEX
               UBS PACE PROGRAM FEE)       UBS PACE PROGRAM FEE)        (NET LU) (IN USD)
             -------------------------   ------------------------   ------------------------
 7/31/1996            $10,000                     $10,000                    $10,000
 8/31/1996            $10,055                     $10,042                    $10,022
 9/30/1996            $10,328                     $10,303                    $10,288
10/31/1996            $10,164                     $10,126                    $10,183
11/30/1996            $10,586                     $10,534                    $10,588
12/31/1996            $10,668                     $10,601                    $10,452
 1/31/1997            $10,493                     $10,414                    $10,086
 2/28/1997            $10,707                     $10,614                    $10,251
 3/31/1997            $10,683                     $10,577                    $10,288
 4/30/1997            $10,779                     $10,658                    $10,343
 5/31/1997            $11,556                     $11,413                    $11,016
 6/30/1997            $12,088                     $11,923                    $11,623
 7/31/1997            $12,430                     $12,244                    $11,811
 8/31/1997            $11,406                     $11,222                    $10,929
 9/30/1997            $12,152                     $11,941                    $11,541
10/31/1997            $11,223                     $11,015                    $10,654
11/30/1997            $11,295                     $11,071                    $10,546
12/31/1997            $11,677                     $11,431                    $10,638
 1/31/1998            $11,865                     $11,601                    $11,124
 2/28/1998            $12,555                     $12,260                    $11,838
 3/31/1998            $13,007                     $12,686                    $12,202
 4/30/1998            $13,179                     $12,838                    $12,299
 5/31/1998            $13,294                     $12,933                    $12,239
 6/30/1998            $13,294                     $12,917                    $12,332
 7/31/1998            $13,582                     $13,180                    $12,457
 8/31/1998            $11,841                     $11,476                    $10,914
 9/30/1998            $11,348                     $10,985                    $10,579
10/31/1998            $12,292                     $11,884                    $11,682
11/30/1998            $12,990                     $12,543                    $12,280
12/31/1998            $13,584                     $13,100                    $12,759
 1/31/1999            $13,652                     $13,149                    $12,710
 2/28/1999            $13,177                     $12,676                    $12,399
 3/31/1999            $13,779                     $13,239                    $12,937
 4/30/1999            $14,153                     $13,580                    $13,464
 5/31/1999            $13,559                     $12,994                    $12,789
 6/30/1999            $14,288                     $13,676                    $13,296
 7/31/1999            $14,577                     $13,935                    $13,685
 8/31/1999            $14,764                     $14,096                    $13,740
 9/30/1999            $14,815                     $14,127                    $13,878
10/31/1999            $15,358                     $14,626                    $14,387
11/30/1999            $16,545                     $15,738                    $14,880
12/31/1999            $18,428                     $17,506                    $16,207
 1/31/2000            $17,306                     $16,420                    $15,166
 2/29/2000            $18,320                     $17,361                    $15,571
 3/31/2000            $18,508                     $17,517                    $16,190
 4/30/2000            $17,225                     $16,283                    $15,344
 5/31/2000            $16,562                     $15,636                    $14,986
 6/30/2000            $17,288                     $16,301                    $15,577
 7/31/2000            $16,750                     $15,774                    $14,917
 8/31/2000            $16,974                     $15,965                    $15,051
 9/30/2000            $16,086                     $15,111                    $14,317
10/31/2000            $15,332                     $14,385                    $13,970
11/30/2000            $14,545                     $13,629                    $13,440
12/31/2000            $14,681                     $13,739                    $13,911
 1/31/2001            $14,797                     $13,831                    $13,903
 2/28/2001            $13,612                     $12,707                    $12,861
 3/31/2001            $12,592                     $11,740                    $12,004
 4/30/2001            $13,408                     $12,485                    $12,838
 5/31/2001            $13,029                     $12,117                    $12,385
 6/30/2001            $12,650                     $11,750                    $11,878
 7/31/2001            $12,232                     $11,348                    $11,662
 8/31/2001            $11,853                     $10,983                    $11,367
 9/30/2001            $10,717                     $ 9,917                    $10,215
10/31/2001            $10,940                     $10,111                    $10,477
11/30/2001            $11,202                     $10,341                    $10,863
12/31/2001            $11,284                     $10,403                    $10,928
 1/31/2002            $10,714                     $ 9,865                    $10,347
 2/28/2002            $10,812                     $ 9,943                    $10,420
 3/31/2002            $11,314                     $10,391                    $10,983
 4/30/2002            $11,314                     $10,378                    $11,056
 5/31/2002            $11,432                     $10,473                    $11,196
 6/30/2002            $10,930                     $10,001                    $10,751
 7/31/2002            $ 9,917                     $ 9,063                    $ 9,689
 8/31/2002            $ 9,887                     $ 9,024                    $ 9,667
 9/30/2002            $ 8,510                     $ 7,758                    $ 8,629
10/31/2002            $ 9,041                     $ 8,232                    $ 9,093
11/30/2002            $ 9,700                     $ 8,821                    $ 9,506
12/31/2002            $ 9,129                     $ 8,291                    $ 9,186
 1/31/2003            $ 8,784                     $ 7,967                    $ 8,802
 2/28/2003            $ 8,567                     $ 7,761                    $ 8,601
 3/31/2003            $ 8,290                     $ 7,501                    $ 8,432
 4/30/2003            $ 9,208                     $ 8,321                    $ 9,259
 5/31/2003            $ 9,790                     $ 8,836                    $ 9,819
 6/30/2003            $ 9,988                     $ 9,003                    $10,057
 7/31/2003            $10,225                     $ 9,205                    $10,300
 8/31/2003            $10,491                     $ 9,433                    $10,548
 9/30/2003            $10,708                     $ 9,616                    $10,873
10/31/2003            $11,429                     $10,250                    $11,550
11/30/2003            $11,754                     $10,529                    $11,807
12/31/2003            $12,757                     $11,413                    $12,729
 1/31/2004            $12,906                     $11,532                    $12,909
 2/29/2004            $13,194                     $11,775                    $13,207
 3/31/2004            $13,283                     $11,840                    $13,278
 4/30/2004            $12,926                     $11,506                    $12,977
 5/31/2004            $12,916                     $11,483                    $13,021
 6/30/2004            $13,224                     $11,742                    $13,306
 7/31/2004            $12,876                     $11,419                    $12,874
 8/31/2004            $12,906                     $11,431                    $12,930
 9/30/2004            $13,283                     $11,751                    $13,267
10/31/2004            $13,681                     $12,087                    $13,719
11/30/2004            $14,535                     $12,826                    $14,656
12/31/2004            $15,132                     $13,336                    $15,298
 1/31/2005            $14,831                     $13,055                    $15,017
 2/28/2005            $15,542                     $13,663                    $15,666
 3/31/2005            $15,082                     $13,242                    $15,269
 4/30/2005            $14,691                     $12,883                    $14,910
 5/31/2005            $14,731                     $12,902                    $14,916
 6/30/2005            $14,982                     $13,105                    $15,115
 7/31/2005            $15,472                     $13,517                    $15,573
 8/31/2005            $15,862                     $13,841                    $15,967
 9/30/2005            $16,553                     $14,425                    $16,676
10/31/2005            $16,012                     $13,937                    $16,189
11/30/2005            $16,393                     $14,250                    $16,585
12/31/2005            $17,250                     $14,976                    $17,356
 1/31/2006            $18,308                     $15,875                    $18,421
 2/28/2006            $18,288                     $15,838                    $18,381
 3/31/2006            $19,010                     $16,443                    $18,982
 4/30/2006            $20,079                     $17,345                    $19,888
 5/31/2006            $19,254                     $16,612                    $19,116
 6/30/2006            $19,193                     $16,539                    $19,114
 7/31/2006            $19,366                     $16,667                    $19,302

The graph depicts the performance of UBS PACE International Equity Investments Class P shares versus the MSCI Europe, Australasia and Far East Free Index (net
LU) (in USD) over the 10 years ended July 31, 2006. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE International Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                        SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 07/31/06              1 YEAR   5 YEARS   10 YEARS   INCEPTION ~
-----------------------------------------------------------------------------------------------------------------
Before deducting          Class A*                                   24.77%    9.33%       N/A          4.57%
maximum sales charge      Class B**                                  23.60%    8.25%       N/A          3.59%
or UBS PACE program fee   Class C***                                 23.68%    8.43%       N/A          3.74%
                          Class Y****                                25.25%    9.76%       N/A          5.44%
                          Class P*****                               25.17%    9.62%      6.83%         6.90%
After deducting           Class A*                                   17.91%    8.10%       N/A          3.53%
maximum sales charge      Class B**                                  18.60%    7.96%       N/A          3.44%
or UBS PACE program fee   Class C***                                 22.68%    8.43%       N/A          3.74%
                          Class P*****                               23.30%    7.99%      5.24%         5.30%
MSCI Europe, Australasia and Far East Free Index (net LU) (in USD)   23.94%    10.60%     6.80%         6.93%
Lipper International Large-Cap Growth Funds median                   21.20%    6.39%      5.26%         5.44%

Average annual total returns for periods ended June 30, 2006, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, 20.69%; 5-year period, 7.18%; since inception, 3.42%; Class B--1-year period, 21.55%; 5-year period, 7.01%; since inception, 3.34%; Class C--1-year period, 25.70%; 5-year period, 7.49%; since inception, 3.64%; Class Y--1-year period, 28.27%; 5-year period, 8.81%; since inception, 5.35%; Class P--1-year period, 26.21%; 5-year period, 7.08%; 10-year period, 4.74%; since inception, 5.27%.

~ SINCE INCEPTION RETURNS ARE CALCULATED AS OF COMMENCEMENT OF ISSUANCE ON AUGUST 24, 1995 FOR CLASS P SHARES, NOVEMBER 27, 2000 FOR CLASS A, B, AND C SHARES AND JANUARY 17, 2001 FOR CLASS Y SHARES. SINCE INCEPTION RETURNS FOR THE INDEX AND LIPPER MEDIAN ARE SHOWN AS OF AUGUST 31, 1995, WHICH IS THE NEAREST MONTH-END OF THE INCEPTION DATE OF THE OLDEST SHARE CLASS (CLASS P).

* MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 5.5%. CLASS A SHARES BEAR ONGOING 12b-1 SERVICE FEES.

** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 5% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER A MAXIMUM OF SIX YEARS. CLASS B SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

*** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER ONE YEAR. CLASS C SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

**** THE PORTFOLIO OFFERS CLASS Y SHARES TO A LIMITED GROUP OF ELIGIBLE INVESTORS, INCLUDING CERTAIN QUALIFYING RETIREMENT PLANS. CLASS Y SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

***** CLASS P SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR
      ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES, BUT ARE SUBJECT TO A MAXIMUM ANNUAL UBS PACE PROGRAM FEE OF 1.5% OF THE VALUE OF CLASS P SHARES.

The MSCI Europe, Australasia and Far East Free Index (net LU) (in USD) is an index of stocks from 21 countries designed to measure the investment returns of developed economies outside of North America.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2006 to July 31, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                BEGINNING          ENDING          EXPENSES PAID
                                                              ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD*
                                                            FEBRUARY 1, 2006   JULY 31, 2006   02/01/06 TO 07/31/06
-------------------------------------------------------------------------------------------------------------------
Class A   Actual                                                $1,000.00        $1,056.60            $ 7.24
          Hypothetical (5% annual return before expenses)        1,000.00         1,017.75              7.10
Class B   Actual                                                 1,000.00         1,051.40             12.21
          Hypothetical (5% annual return before expenses)        1,000.00         1,012.89             11.98
Class C   Actual                                                 1,000.00         1,051.90             11.80
          Hypothetical (5% annual return before expenses)        1,000.00         1,013.29             11.58
Class Y   Actual                                                 1,000.00         1,058.90              5.36
          Hypothetical (5% annual return before expenses)        1,000.00         1,019.59              5.26
Class P   Actual                                                 1,000.00         1,057.80              5.87
          Hypothetical (5% annual return before expenses)        1,000.00         1,019.09              5.76

*    EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED NET EXPENSE RATIOS: CLASS
     A: 1.42%, CLASS B: 2.40%, CLASS C: 2.32%, CLASS Y: 1.05%, CLASS P: 1.15%,
     MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                       07/31/06
------------------------------------------------------------------------------
Net assets (bn)                                                           $1.1
Number of holdings                                                         291

PORTFOLIO COMPOSITION*                                                07/31/06
------------------------------------------------------------------------------
Common and preferred stocks                                               95.0%
ADRs and GDRs                                                              1.8
Futures and forward foreign currency contracts                             0.0**
Cash equivalents and other assets less liabilities                         3.2
------------------------------------------------------------------------------
Total                                                                    100.0%
==============================================================================

REGIONAL ALLOCATION*                                                  07/31/06
------------------------------------------------------------------------------
Europe                                                                    66.5%
Asia                                                                      24.4
Australia/New Zealand                                                      5.6
Emerging markets                                                           0.3
Futures and forward foreign currency contracts                             0.0**
Cash equivalents and other assets less liabilities                         3.2
------------------------------------------------------------------------------
Total                                                                    100.0%
==============================================================================

TOP FIVE COUNTRIES (EQUITY INVESTMENTS)*                              07/31/06
------------------------------------------------------------------------------
United Kingdom                                                            24.7%
Japan                                                                     18.4
France                                                                    10.2
Germany                                                                    5.9
Italy                                                                      5.8
------------------------------------------------------------------------------
Total                                                                     65.0%
==============================================================================

TOP FIVE SECTORS*                                                     07/31/06
------------------------------------------------------------------------------
Financials                                                                29.1%
Industrials                                                                9.8
Energy                                                                     9.7
Consumer discretionary                                                     9.2
Materials                                                                  9.0
------------------------------------------------------------------------------
Total                                                                     66.8%
==============================================================================

TOP TEN EQUITY HOLDINGS*                                              07/31/06
------------------------------------------------------------------------------
BP                                                                         3.1%
GlaxoSmithKline                                                            2.7
Royal Bank of Scotland Group                                               2.0
RWE AG                                                                     2.0
HSBC Holdings                                                              1.8
UniCredito Italiano                                                        1.7
Takeda Pharmaceutical                                                      1.7
Telefonica SA                                                              1.7
Total SA                                                                   1.6
ING Groep N.V.                                                             1.5
------------------------------------------------------------------------------
Total                                                                     19.8%
==============================================================================

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2006. The Portfolio is actively managed and its composition will vary over time.

**   Weighting represents less than 0.05% of net assets as of July 31, 2006.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

UBS PACE Select Advisors Trust
UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

PERFORMANCE

For the fiscal year ended July 31, 2006, the Portfolio's Class P shares returned 21.98% (before deduction of the maximum UBS PACE program fee; 20.16% after deduction of the maximum program fee), compared with the 28.82% return of the MSCI Emerging Markets Free (EMF) Index (the "Index") and the 26.90% median return for the Lipper Emerging Markets Funds category. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 88. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

Emerging markets rose steadily throughout the initial nine months of the reporting period, experiencing a widespread correction from May to June as a rise in risk aversion led to declines across global equity markets. Liquidity contracted sharply and the higher-risk emerging markets were the main casualties as investors sought the relative safety of US equities. The drop was triggered by, among other things, higher-than-expected US inflation and a depreciating US dollar, raising the prospect of higher interest rates and slower global growth. Nonetheless, the reporting period ended with the MSCI EMF Index posting solid gains.

Meanwhile, Latin America was the strongest performing region, led by Brazil advancing 60.4% as high commodity prices, moderate inflation and declining interest rates continue to lift expectations. The continuing dominance of oil was a large factor over the period, with Russia delivering dizzying gains. Mexico also delivered significant returns, boosted in part by the marginal victory of pro-business candidate Felipe Calderon in that country's presidential elections.

By contrast, Taiwan rose only slightly, dragged by the poorly performing information technology sector and by political concerns. We saw variable performance of emerging market currencies, which added to returns slightly overall. While the currencies of Brazil and Thailand both gained, helped by strong exports, those of Turkey and South Africa were dragged down by external imbalances.

[SIDE NOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

ADVISORS:

GARTMORE GLOBAL PARTNERS ("GGP") AND MONDRIAN INVESTMENT PARTNERS ("MONDRIAN")

PORTFOLIO MANAGERS:

GGP: CHRISTOPHER PALMER MONDRIAN: TEAM

OBJECTIVE:

CAPITAL APPRECIATION.

INVESTMENT PROCESS:

GGP SEEKS TO IDENTIFY AND QUANTIFY UNEXPECTED EARNINGS. THIS PROCESS IS DRIVEN BY A DISCIPLINED AND CONSISTENT INVESTMENT PHILOSOPHY THAT ALLOWS GGP TO IDENTIFY THOSE COMPANIES THAT GGP BELIEVES WILL DELIVER POSITIVE EARNINGS GROWTH THAT WILL LIKELY EXCEED OR BE SUSTAINED BEYOND CONSENSUS EXPECTATIONS. TO FIND THESE OPPORTUNITIES, GGP USES A TOP-DOWN AND BOTTOM-UP FUNDAMENTAL ANALYSIS. GGP ALSO USES PORTFOLIO MONITORING TO MANAGE THE RISK SPECTRUM ON THE STOCK, SECTOR, COUNTRY AND PORTFOLIO LEVEL. GGP GENERALLY SELLS A SECURITY THAT IT BELIEVES NO LONGER HAS THE POTENTIAL FOR ABOVE-CONSENSUS EARNINGS.

MONDRIAN CONDUCTS RESEARCH ON A GLOBAL BASIS IN AN EFFORT TO IDENTIFY SECURITIES THAT HAVE THE POTENTIAL FOR LONG-TERM TOTAL RETURN. THE CENTER OF THE RESEARCH EFFORT IS A VALUE-ORIENTED DIVIDEND DISCOUNT METHODOLOGY TOWARD INDIVIDUAL SECURITIES AND MARKET ANALYSIS THAT IDENTIFIES VALUE ACROSS COUNTRY BOUNDARIES. THIS APPROACH FOCUSES ON FUTURE ANTICIPATED DIVIDENDS, AND DISCOUNTS THE VALUE OF THOSE DIVIDENDS

ADVISORS' COMMENTS

MONDRIAN

Our portion of the Portfolio achieved strong absolute returns, rising over the course of the reporting period but lagging the Index. Our defensive investment approach moved our segment away from previously strong markets, sectors and stocks into neglected areas of perceived value. In this transitional period, the stocks we have sold have continued to appreciate, powered by cash inflows into the asset class with a greater emphasis on momentum than on value. At the same time, the new holdings have not yet attracted mainstream investor attention and lag the market.

Market selection was a detractor, with an overweight in the poorly performing Malaysian market and underweight in Russia, weighing down performance. However, our overweight in Brazil and underweight in the technology-heavy Taiwanese market contributed positively to returns. From a sector perspective, our underweight in the strongly performing energy sector was negative, as was our overweight in the Telecom sector.

Stock selection overall has also been negative during this period. Two of the worst performing stocks were large cap telecommunication companies MTS of Russia and China Telecom. MTS was weak over concerns about market share and profitability in a fiercely competitive environment. China Telecom was weighed by concerns over the potentially high investment costs needed to restructure a flagging fixed line business.

On the positive side, Kookmin Bank, the largest Korean lender, was one of the best performing stocks during the period as an improved economic outlook and moderating non-performing assets led to a strong rally. Our position in Petrobras was also rewarded as high oil prices stimulated the Brazilian national oil producer.

Our core strategy remains adopting a strong value oriented approach to selecting stocks and markets. We remain underweight to India, where valuations remain unappealing, while overweight to selected markets in South East Asia, such as Thailand and Malaysia, where attractive company valuations may be further supported by undervalued currencies and positive demographics. From a sector perspective, we have a significant overweight in the telecommunications sector where strong free cash flows support high dividend yields, while underweight energy, where stock prices seem to ignore an eventual cyclical downturn in oil prices as supply rises above demand.

GARTMORE

Our portion of the Portfolio underperformed the Index only slightly during the reporting period. While country allocation decisions delivered strong returns, sector allocation detracted from returns.

Over the course of the reporting period, overweights in Russia and Brazil were particularly successful, as was an underweight in Chile. Russia benefited from rising oil prices, while Brazil's economy continues to gain

[SIDE NOTE]

INVESTMENT PROCESS (CONCLUDED)

BACK TO WHAT THEY WOULD BE WORTH IF THEY WERE BEING PAID TODAY. COMPARISONS OF THE VALUES OF DIFFERENT POSSIBLE INVESTMENTS ARE THEN MADE. IN AN INTERNATIONAL PORTFOLIO, CURRENCY RETURNS CAN BE AN INTEGRAL COMPONENT OF AN INVESTMENT'S TOTAL RETURN. MONDRIAN USES A PURCHASING POWER PARITY APPROACH TO ASSESS THE VALUE OF INDIVIDUAL CURRENCIES. PURCHASING POWER PARITY ATTEMPTS TO IDENTIFY THE AMOUNT OF GOODS AND SERVICES THAT A DOLLAR WILL BUY IN THE UNITED STATES, AND COMPARES THAT TO THE AMOUNT OF A FOREIGN CURRENCY REQUIRED TO BUY THE SAME AMOUNT OF GOODS AND SERVICES IN ANOTHER COUNTRY.

ADVISORS' COMMENTS - CONCLUDED

strength as its central bank implements a steady policy of monetary expansion. However, overweighting Thailand generated a small negative contribution, as the surging oil price hurt net importers, most notably countries in the Asia Pacific region.

Sector allocation decisions detracted from returns, although this was in large part due to the average proportion of cash held by our portion of the Portfolio. Overweighting the consumer discretionary sector had a negative impact on returns. However, this was more than outweighed by the positive contribution made by stock selection in the sector, which was largely due to our above-Index positions in retailers Lojas Renner and Hyundai Department Store. Lojas Renner was the top performing position in our segment as Brazilian consumers' confidence was fueled by continued cuts in domestic interest rates. Our selection of financial stocks was also beneficial for performance. Overweights in Turkey's Denizbank and South Korea's Hana Financial Group once again boosted performance.

Among the main detractors from performance were a number of Taiwanese technology stocks, including Inventec Appliances, manufacturer of wireless communication products, and Compal Electronics, one of the world's leading manufacturers of computer notebooks. Taiwan's market lagged throughout the period, held back by rising oil prices and concerns over pricing power in the technology sector.

SPECIAL CONSIDERATIONS

THE PORTFOLIO MAY BE APPROPRIATE FOR LONG-TERM INVESTORS SEEKING CAPITAL APPRECIATION WHO ARE ABLE TO WITHSTAND SHORT-TERM FLUCTUATIONS IN THE EQUITY MARKETS IN RETURN FOR POTENTIALLY HIGHER RETURNS OVER THE LONG TERM. THE VALUE OF THE PORTFOLIO CHANGES EVERY DAY AND CAN BE AFFECTED BY CHANGES IN INTEREST RATES, GENERAL MARKET CONDITIONS AND OTHER POLITICAL, SOCIAL AND ECONOMIC DEVELOPMENTS, AS WELL AS SPECIFIC MATTERS RELATING TO THE COMPANIES IN WHOSE SECURITIES THE PORTFOLIO INVESTS. IT IS IMPORTANT TO NOTE THAT AN INVESTMENT IN THE PORTFOLIO IS ONLY ONE COMPONENT OF A BALANCED INVESTMENT PLAN. THE VALUE OF THE PORTFOLIO'S INVESTMENTS IN FOREIGN SECURITIES MAY FALL DUE TO ADVERSE POLITICAL, SOCIAL, AND ECONOMIC DEVELOPMENTS ABROAD AND DUE TO DECREASES IN FOREIGN CURRENCY VALUES RELATIVE TO THE US DOLLAR. THESE RISKS ARE GREATER FOR INVESTMENTS IN EMERGING MARKET ISSUERS THAN FOR ISSUERS IN MORE DEVELOPED COUNTRIES.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE MSCI EMERGING MARKETS FREE (EMF) INDEX

                                     [CHART]

                UBS PACE INTERNATIONAL          UBS PACE INTERNATIONAL
               EMERGING MARKETS EQUITY         EMERGING MARKETS EQUITY      MSCI EMERGING
            INVESTMENTS (BEFORE DEDUCTING   INVESTMENTS (AFTER DEDUCTING     MARKETS FREE
            MAXIMUM UBS PACE PROGRAM FEE)   MAXIMUM UBS PACE PROGRAM FEE)    (EMF) INDEX
            -----------------------------   -----------------------------   -------------
31-Jul-96              $10,000                         $10,000                 $10,000
31-Aug-96              $10,152                         $10,139                 $10,256
30-Sep-96              $10,152                         $10,127                 $10,345
31-Oct-96              $ 9,696                         $ 9,659                 $10,069
30-Nov-96              $ 9,928                         $ 9,878                 $10,238
31-Dec-96              $10,217                         $10,154                 $10,284
31-Jan-97              $10,748                         $10,667                 $10,985
28-Feb-97              $11,157                         $11,060                 $11,456
31-Mar-97              $11,013                         $10,903                 $11,155
30-Apr-97              $11,157                         $11,032                 $11,175
31-May-97              $11,695                         $11,550                 $11,494
30-Jun-97              $12,306                         $12,138                 $12,110
31-Jul-97              $12,531                         $12,344                 $12,290
31-Aug-97              $11,181                         $11,001                 $10,726
30-Sep-97              $11,695                         $11,492                 $11,024
31-Oct-97              $ 9,792                         $ 9,610                 $ 9,215
30-Nov-97              $ 9,599                         $ 9,409                 $ 8,879
31-Dec-97              $ 9,736                         $ 9,531                 $ 9,093
31-Jan-98              $ 9,219                         $ 9,014                 $ 8,379
28-Feb-98              $ 9,816                         $ 9,586                 $ 9,254
31-Mar-98              $10,171                         $ 9,920                 $ 9,656
30-Apr-98              $10,228                         $ 9,962                 $ 9,550
31-May-98              $ 8,872                         $ 8,632                 $ 8,242
30-Jun-98              $ 8,058                         $ 7,829                 $ 7,377
31-Jul-98              $ 8,397                         $ 8,148                 $ 7,611
31-Aug-98              $ 6,025                         $ 5,840                 $ 5,410
30-Sep-98              $ 6,324                         $ 6,121                 $ 5,754
31-Oct-98              $ 6,993                         $ 6,761                 $ 6,359
30-Nov-98              $ 7,316                         $ 7,064                 $ 6,888
31-Dec-98              $ 7,357                         $ 7,095                 $ 6,789
31-Jan-99              $ 7,381                         $ 7,110                 $ 6,679
28-Feb-99              $ 7,333                         $ 7,054                 $ 6,744
31-Mar-99              $ 8,178                         $ 7,857                 $ 7,633
30-Apr-99              $ 9,113                         $ 8,744                 $ 8,577
31-May-99              $ 8,983                         $ 8,609                 $ 8,527
30-Jun-99              $10,097                         $ 9,664                 $ 9,495
31-Jul-99              $ 9,796                         $ 9,364                 $ 9,237
31-Aug-99              $ 9,820                         $ 9,376                 $ 9,321
30-Sep-99              $ 9,365                         $ 8,930                 $ 9,006
31-Oct-99              $ 9,536                         $ 9,082                 $ 9,197
30-Nov-99              $10,365                         $ 9,859                 $10,022
31-Dec-99              $11,907                         $11,312                 $11,297
31-Jan-00              $11,710                         $11,111                 $11,364
29-Feb-00              $11,653                         $11,043                 $11,514
31-Mar-00              $11,817                         $11,184                 $11,570
30-Apr-00              $10,474                         $ 9,901                 $10,473
31-May-00              $10,007                         $ 9,448                 $10,040
30-Jun-00              $10,392                         $ 9,799                 $10,394
31-Jul-00              $ 9,794                         $ 9,223                 $ 9,860
31-Aug-00              $10,015                         $ 9,420                 $ 9,908
30-Sep-00              $ 9,008                         $ 8,462                 $ 9,043
31-Oct-00              $ 8,246                         $ 7,737                 $ 8,387
30-Nov-00              $ 7,411                         $ 6,944                 $ 7,654
31-Dec-00              $ 7,567                         $ 7,081                 $ 7,839
31-Jan-01              $ 8,533                         $ 7,976                 $ 8,918
28-Feb-01              $ 7,657                         $ 7,148                 $ 8,220
31-Mar-01              $ 6,813                         $ 6,352                 $ 7,412
30-Apr-01              $ 7,198                         $ 6,703                 $ 7,779
31-May-01              $ 7,362                         $ 6,847                 $ 7,872
30-Jun-01              $ 7,206                         $ 6,694                 $ 7,710
31-Jul-01              $ 6,568                         $ 6,093                 $ 7,223
31-Aug-01              $ 6,387                         $ 5,918                 $ 7,152
30-Sep-01              $ 5,438                         $ 5,032                 $ 6,045
31-Oct-01              $ 5,814                         $ 5,374                 $ 6,420
30-Nov-01              $ 6,486                         $ 5,987                 $ 7,090
31-Dec-01              $ 6,936                         $ 6,395                 $ 7,653
31-Jan-02              $ 7,100                         $ 6,537                 $ 7,912
28-Feb-02              $ 7,223                         $ 6,642                 $ 8,042
31-Mar-02              $ 7,616                         $ 6,995                 $ 8,526
30-Apr-02              $ 7,624                         $ 6,994                 $ 8,581
31-May-02              $ 7,501                         $ 6,872                 $ 8,444
30-Jun-02              $ 6,871                         $ 6,287                 $ 7,811
31-Jul-02              $ 6,379                         $ 5,830                 $ 7,217
31-Aug-02              $ 6,363                         $ 5,808                 $ 7,328
30-Sep-02              $ 5,716                         $ 5,211                 $ 6,537
31-Oct-02              $ 5,978                         $ 5,443                 $ 6,962
30-Nov-02              $ 6,322                         $ 5,749                 $ 7,441
31-Dec-02              $ 5,986                         $ 5,437                 $ 7,194
31-Jan-03              $ 5,937                         $ 5,385                 $ 7,162
28-Feb-03              $ 5,773                         $ 5,230                 $ 6,969
31-Mar-03              $ 5,585                         $ 5,053                 $ 6,771
30-Apr-03              $ 6,068                         $ 5,483                 $ 7,375
31-May-03              $ 6,559                         $ 5,920                 $ 7,904
30-Jun-03              $ 6,854                         $ 6,178                 $ 8,354
31-Jul-03              $ 7,321                         $ 6,591                 $ 8,877
31-Aug-03              $ 7,870                         $ 7,076                 $ 9,473
30-Sep-03              $ 7,886                         $ 7,082                 $ 9,543
31-Oct-03              $ 8,574                         $ 7,690                 $10,355
30-Nov-03              $ 8,623                         $ 7,724                 $10,482
31-Dec-03              $ 9,278                         $ 8,301                 $11,242
31-Jan-04              $ 9,491                         $ 8,481                 $11,641
29-Feb-04              $10,023                         $ 8,945                 $12,178
31-Mar-04              $10,122                         $ 9,021                 $12,335
30-Apr-04              $ 9,172                         $ 8,165                 $11,326
31-May-04              $ 9,000                         $ 8,001                 $11,103
30-Jun-04              $ 8,951                         $ 7,948                 $11,154
31-Jul-04              $ 8,713                         $ 7,727                 $10,957
31-Aug-04              $ 9,049                         $ 8,015                 $11,415
30-Sep-04              $ 9,524                         $ 8,425                 $12,075
31-Oct-04              $ 9,753                         $ 8,617                 $12,364
30-Nov-04              $10,621                         $ 9,372                 $13,509
31-Dec-04              $11,090                         $ 9,774                 $14,160
31-Jan-05              $11,189                         $ 9,848                 $14,204
28-Feb-05              $12,074                         $10,614                 $15,452
31-Mar-05              $11,279                         $ 9,903                 $14,434
30-Apr-05              $11,082                         $ 9,718                 $14,049
31-May-05              $11,369                         $ 9,957                 $14,544
30-Jun-05              $11,754                         $10,282                 $15,046
31-Jul-05              $12,500                         $10,921                 $16,110
31-Aug-05              $12,615                         $11,007                 $16,255
30-Sep-05              $13,754                         $11,986                 $17,771
31-Oct-05              $12,844                         $11,179                 $16,610
30-Nov-05              $13,672                         $11,885                 $17,985
31-Dec-05              $14,297                         $12,412                 $19,051
31-Jan-06              $15,917                         $13,802                 $21,190
28-Feb-06              $15,785                         $13,670                 $21,170
31-Mar-06              $15,992                         $13,832                 $21,360
30-Apr-06              $16,959                         $14,650                 $22,884
31-May-06              $15,215                         $13,127                 $20,491
30-Jun-06              $15,033                         $12,954                 $20,448
31-Jul-06              $15,247                         $13,123                 $20,754

The graph depicts the performance of UBS PACE International Emerging Markets Equity Investments Class P shares versus the MSCI Emerging Markets Free (EMF) Index over the 10 years ended July 31, 2006. (The composition of the MSCI EMF Index, like many indices, may change from time to time. At one point, Malaysia was excluded from the Index, but as of July 31, 2001, was included.) The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE International Emerging Markets Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                             SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 07/31/06   1 YEAR   5 YEARS   10 YEARS   INCEPTION ~
------------------------------------------------------------------------------------------------------
Before deducting maximum                 Class A*          21.97%   18.17%      N/A          11.85%
sales charge or UBS PACE                 Class B**         20.96%   17.14%      N/A          12.40%
program fee                              Class C***        21.06%   17.21%      N/A          12.34%
                                         Class Y****       22.52%   18.58%      N/A          12.23%
                                         Class P*****      21.98%   18.35%     4.31%          4.33%
After deducting maximum                  Class A*          15.27%   16.83%      N/A          10.73%
sales charge or UBS PACE                 Class B**         15.96%   16.93%      N/A          12.30%
program fee                              Class C***        20.06%   17.21%      N/A          12.34%
                                         Class P*****      20.16%   16.58%     2.75%          2.77%
MSCI Emerging Markets Free (EMF) Index                     28.82%   23.50%     7.57%          7.04%
Lipper Emerging Markets Funds median                       26.90%   22.50%     8.28%          7.66%

Average annual total returns for periods ended June 30, 2006, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, 20.88%; 5-year period, 14.36%; since inception, 10.62%; Class B--1-year period, 21.81%; 5-year period, 14.40%; since inception, 12.22%; Class C--1-year period, 25.89%; 5-year period, 14.70%; since inception, 12.27%; Class Y--1-year period, 28.46%; 5-year period, 16.06%; since inception, 12.13%; Class P--1-year period, 25.99%; 5-year period, 14.12%; 10-year period, 1.99%; since inception, 2.67%.

~ SINCE INCEPTION RETURNS ARE CALCULATED AS OF COMMENCEMENT OF ISSUANCE ON AUGUST 24, 1995 FOR CLASS P SHARES, DECEMBER 11, 2000 FOR CLASS A SHARES, DECEMBER 22, 2000 FOR CLASS B SHARES, DECEMBER 1, 2000 FOR CLASS C SHARES AND FEBRUARY 9, 2001 FOR CLASS Y SHARES. SINCE INCEPTION RETURNS FOR THE INDEX AND LIPPER MEDIAN ARE SHOWN AS OF AUGUST 31, 1995, WHICH IS THE NEAREST MONTH-END OF THE INCEPTION DATE OF THE OLDEST SHARE CLASS
      (CLASS P).

* MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 5.5%. CLASS A SHARES BEAR ONGOING 12b-1 SERVICE FEES.

** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 5% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER A MAXIMUM OF SIX YEARS. CLASS B SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

*** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER ONE YEAR. CLASS C SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

**** THE PORTFOLIO OFFERS CLASS Y SHARES TO A LIMITED GROUP OF ELIGIBLE INVESTORS, INCLUDING CERTAIN QUALIFYING RETIREMENT PLANS. CLASS Y SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

***** CLASS P SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR
      ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES, BUT ARE SUBJECT TO A MAXIMUM ANNUAL UBS PACE PROGRAM FEE OF 1.5% OF THE VALUE OF CLASS P SHARES.

The MSCI Emerging Markets Free (EMF) Index is a market capitalization-weighted index composed of companies representative of the market structure of 25 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2006 to July 31, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                               BEGINNING           ENDING        EXPENSES PAID
                                                             ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD*
                                                            FEBRUARY 1, 2006   JULY 31, 2006   02/01/06 TO 07/31/06
-------------------------------------------------------------------------------------------------------------------
Class A   Actual                                                $1,000.00        $  958.60            $ 9.62
          Hypothetical (5% annual return before expenses)        1,000.00         1,014.98              9.89
Class B   Actual                                                 1,000.00           955.00             13.38
          Hypothetical (5% annual return before expenses)        1,000.00         1,011.11             13.76
Class C   Actual                                                 1,000.00           954.50             13.57
          Hypothetical (5% annual return before expenses)        1,000.00         1,010.91             13.96
Class Y   Actual                                                 1,000.00           960.10              7.53
          Hypothetical (5% annual return before expenses)        1,000.00         1,017.11              7.75
Class P   Actual                                                 1,000.00           957.90              9.71
          Hypothetical (5% annual return before expenses)        1,000.00         1,014.88              9.99

*    EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED NET EXPENSE RATIOS: CLASS
     A: 1.98%, CLASS B: 2.76%, CLASS C: 2.80%, CLASS Y: 1.55%, CLASS P: 2.00%,
     MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                       07/31/06
------------------------------------------------------------------------------
Net assets (mm)                                                         $307.2
Number of holdings                                                         176

PORTFOLIO COMPOSITION*                                                07/31/06
------------------------------------------------------------------------------
Common stocks, preferred stocks and rights                                75.5%
ADRs, GDRs and NVDRs                                                      22.9
Corporate bond                                                             0.0**
Cash equivalents and other assets less liabilities                         1.6
------------------------------------------------------------------------------
Total                                                                    100.0%
==============================================================================

REGIONAL ALLOCATION*                                                  07/31/06
------------------------------------------------------------------------------
Asia                                                                      49.9%
Europe/Middle East/Africa                                                 25.1
Latin America                                                             23.4
Cash equivalents and other assets less liabilities                         1.6
------------------------------------------------------------------------------
Total                                                                    100.0%
==============================================================================

TOP FIVE COUNTRIES (EQUITY INVESTMENTS)*                              07/31/06
------------------------------------------------------------------------------
Brazil                                                                    14.3%
South Korea                                                               14.2
Taiwan                                                                    11.8
South Africa                                                               8.4
Mexico                                                                     6.8
------------------------------------------------------------------------------
Total                                                                     55.5%
==============================================================================

TOP TEN EQUITY HOLDINGS*                                              07/31/06
------------------------------------------------------------------------------
Petroleo Brasileiro SA--Petrobras                                          3.3%
Samsung Electronics                                                        3.3
Companhia Vale do Rio Doce                                                 2.5
Kookmin Bank                                                               1.9
Taiwan Semiconductor Manufacturing                                         1.5
Hana Financial Group                                                       1.4
Cemex SA de C.V                                                            1.4
Gazprom                                                                    1.4
Sasol                                                                      1.3
Mobile TeleSystems                                                         1.3
------------------------------------------------------------------------------
Total                                                                     19.3%
==============================================================================

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2006. The Portfolio is actively managed and its composition will vary over time.

** Weighting represents less than 0.05% of the Portfolio's net assets as of July 31, 2006.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

NVDR Non Voting Depositary Receipt.

UBS PACE Select Advisors Trust
UBS PACE ALTERNATIVE STRATEGIES INVESTMENTS

PERFORMANCE

For the period since inception on April 10, 2006 through July 31, 2006, the Portfolio's Class P shares declined 0.70% (before deduction of the maximum UBS PACE program fee; the shares declined 1.16% after deduction of the maximum program fee). In comparison, the HFRI Fund of Funds Index (in USD) (the "Index") declined 1.03% and the median return of the Lipper Global Flexible Portfolio Funds category was a 0.07% decline. (Returns for all share classes since inception are also shown in the "Performance at a glance" table on page 94. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

Global markets were virtually flat since inception of the Portfolio, with the MSCI World Index up 0.03% for the four month period ended July 31, 2006. Although returns were moderate, markets were fairly volatile during the period.

For example, the MSCI World Index was down 3.33% in May over concerns that higher interest rates and rising inflation might significantly slow world economic growth. This news kept world markets cautious about further investments in equities and was one reason global equities moved lower. In addition, markets continued to suffer from higher energy prices, and especially crude oil prices. Oil prices broke $77 a barrel on July 14 amid elevated fears of supply disruption due to continued violence in the Middle East, concerns over Iran's nuclear research and the threat North Korea's missile tests pose to shipping lines.

ADVISORS' COMMENTS

ANALYTIC INVESTORS

Our portion of the Portfolio returned 0.50% on a gross basis for the period. Analytic used a combination of long equities, short equities and call options during the four month period. Both equities and options contributed positively to performance. Long and short currency positions were added late in the period and did not have a material impact on performance.

During the reporting period, we established equity positions based on certain valuation characteristics, such as above average price-to-earnings and price-to-book ratios. This added value for our segment of the Portfolio, as investors tended to favor these types of characteristics in this equity market environment. In

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE ALTERNATIVE STRATEGIES INVESTMENTS

ADVISORS:

ANALYTIC INVESTORS, INC. ("ANALYTIC INVESTORS") AND WELLINGTON MANAGEMENT COMPANY, LLP ("WELLINGTON MANAGEMENT")

PORTFOLIO MANAGERS:

ANALYTIC INVESTORS: TEAM, LED BY GREGORY MCMURRAN AND DENNIS BEIN; WELLINGTON
MANAGEMENT: TEAM, LED BY SCOTT M. ELLIOTT, EVAN S. GRACE, CFA, JOHN R. ROBERTS AND TROND SKRAMSTAD

OBJECTIVE:

LONG-TERM CAPITAL APPRECIATION.

INVESTMENT PROCESS:

ANALYTIC INVESTORS EMPLOYS A LONG/SHORT GLOBAL EQUITY STRATEGY. ANALYTIC INVESTORS ALSO EMPLOYS AN INDEX OPTION STRATEGY, PURSUANT TO WHICH THE PORTFOLIO WOULD WRITE INDEX CALL OPTIONS. IN ADDITION, ANALYTIC INVESTORS MAY EMPLOY A GLOBAL TACTICAL ASSET ALLOCATION STRATEGY, COMPRISED OF INVESTMENTS IN THE CURRENCY MARKETS AND A MARKET ALLOCATION COMPONENT THAT USES DERIVATIVES SUCH AS SWAPS, FUTURES AND FORWARD CONTRACTS TO EXPRESS ITS MARKET VIEWS.

WELLINGTON MANAGEMENT PURSUES A DIVERSIFIED TOTAL RETURN STRATEGY. WELLINGTON MANAGEMENT PURSUES THIS STRATEGY BY COMBINING DIVERSE SOURCES OF RETURN FROM ACROSS THE GLOBAL CAPITAL MARKETS, INCLUDING, BUT NOT LIMITED TO, EQUITY, FIXED INCOME, CURRENCY, CASH AND ASSET ALLOCATION STRATEGIES.

addition, an emphasis on companies with strong earnings estimate revisions or above average profit margins helped performance, as these companies also generally outperformed. We also took positions based on certain technical factors, particularly an overweight position in companies with strong price momentum. With the increased volatility in the market, this detracted somewhat from performance.

Our top equity performers were short positions in Unisys Corporation, Ivanhoe Mines and XM Satellite Radio, all of which declined during the reporting period. (Short positions represent borrowed securities, which are sold and must be repurchased and returned to the lender at a later date. A short position in a declining security generally results in a profit.) A long position in Electronic Data Systems, a short position in Westfield Group and a long position in Lehman Brothers detracted from relative performance and were the worst performing stocks selected. Our stock selection process generally added value over the period, with consumer discretionary, materials, and information technology among the best-performing sectors. Our positions in the energy and financial services sectors, meanwhile, had a slightly negative impact on returns.

Our option positions also contributed positively to performance. Higher market volatility typically increases option premiums, which is ideal for us as the seller of the call options. In addition, by comparing our forecasted volatilities and market implied volatilities, the team was able to opportunistically identify and sell overvalued call options.

Currencies were added to the portfolio in July and did not materially impact performance for the period. Long positions in the Australian dollar, Norwegian kroner and Swedish krona added value, while short positions in the Swiss franc, Euro, Japanese yen and British pound declined and offset those gains.

WELLINGTON MANAGEMENT

Our portion of the Portfolio was down 0.9% on a gross basis during the four month period since the Portfolio's inception. Wellington uses a multi-strategy approach to manage our Portfolio sleeve, which led to mixed results during what was a volatile period for world equity markets. With US equity markets struggling, US equity index shorts--specifically, the Russell 2000 Index and the S&P 500 Index--were the largest positive contributors to performance. On a sector level, our energy sector strategy holdings also contributed positively to performance. Our energy holdings, representing an average of approximately 9.5% of our segment of the Portfolio, benefited from an emphasis on larger cap fully integrated companies, which outperformed smaller, more niche players.

Elsewhere, the health care sector rallied in June and July, and our health care sector strategy contributed positively to overall returns. Our emphasis on pharmaceutical stocks was particularly beneficial as they outperformed other health care industries.

On the negative side, the biggest detractor from performance was our position in Japanese equities, which consisted primarily of a Topix index future. The global opportunities sub-portfolio strategy was the next biggest detractor. The sub-portfolio represented roughly 24.5% of our segment of the Portfolio, and its decline had a significant impact on total returns. Positions in the information technology sector, which was one of the poorest performing global sectors during the period, made up a large portion of the negative return.

Likewise, the emerging markets sub-portfolio also declined during the period as the sector suffered from investors' "flight to quality" following an extended period of strong performance. Although the emerging markets sub-portfolio outperformed the emerging markets index, it nonetheless finished in negative territory for the four month period. Positions in South Africa, one of the weakest performing emerging markets,

ADVISORS' COMMENTS - CONCLUDED

accounted for over half of the sub-portfolio's negative return. Another negative contributor within our segment was the currency overlay. With the US dollar weakening during the period, the portfolio's short foreign currency positions hurt performance. While long positions in the Canadian dollar and the Swiss franc helped returns, these positions were more than offset by short positions in the British pound, Australian dollar, and Japanese yen.

Also detracting from performance was the metals sub-portfolio. The strong performance of the underlying commodities was overwhelmed by weak local currencies, specifically the South African rand.

There is no line graph shown for the Portfolio, as the Portfolio had completed less than a half year of investment operations as of the date of this annual report.

SPECIAL CONSIDERATIONS

THE PORTFOLIO MAY BE APPROPRIATE FOR INVESTORS SEEKING LONG TERM CAPITAL APPRECIATION WHO ARE ABLE TO WITHSTAND SHORT-TERM FLUCTUATIONS IN THE EQUITY MARKETS AND FIXED INCOME MARKETS IN RETURN FOR POTENTIALLY HIGHER RETURNS OVER THE LONG-TERM. THE FUND MAY EMPLOY INVESTMENT STRATEGIES THAT INVOLVE GREATER RISKS THAN THE STRATEGIES USED BY MANY OTHER MUTUAL FUNDS, INCLUDING INCREASED USE OF SHORT SALES (WHICH INVOLVE THE RISK OF AN UNLIMITED INCREASE IN THE MARKET VALUE OF THE SECURITY SOLD SHORT, WHICH COULD RESULT IN A THEORETICALLY UNLIMITED LOSS), LEVERAGE AND DERIVATIVE TRANSACTIONS, AND HEDGING STRATEGIES. THE VALUE OF THE PORTFOLIO CHANGES EVERY DAY AND CAN BE AFFECTED BY CHANGES IN INTEREST RATES, GENERAL MARKET CONDITIONS AND OTHER POLITICAL, SOCIAL AND ECONOMIC DEVELOPMENTS, AS WELL AS SPECIFIC MATTERS RELATING TO THE ISSUERS OF SECURITIES IN WHICH THE PORTFOLIO INVESTS. THE VALUE OF THE PORTFOLIO'S INVESTMENTS IN FOREIGN SECURITIES MAY FALL DUE TO ADVERSE POLITICAL, SOCIAL AND ECONOMIC DEVELOPMENTS ABROAD AND DUE TO DECREASES IN FOREIGN CURRENCY VALUES RELATIVE TO THE US DOLLAR. IT IS IMPORTANT TO NOTE THAT AN INVESTMENT IN THE PORTFOLIO IS ONLY ONE COMPONENT OF A BALANCED INVESTMENT PLAN.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                     SINCE
TOTAL RETURNS FOR PERIODS ENDED 07/31/06        INCEPTION ~
--------------------------------------------------------------
Before deducting          Class A*                  -0.80%
maximum sales charge      Class B**                  0.71%
or UBS PACE program fee   Class C***                -0.60%
                          Class P****               -0.70%
After deducting           Class A*                  -6.23%
maximum sales charge      Class B**                 -4.29%
or UBS PACE program fee   Class C***                -1.60%
                          Class P****               -1.16%
HFRI Fund of Funds Index (in USD)                   -1.03%
Lipper Global Flexible Portfolio Funds median       -0.07%

Total returns for periods ended June 30, 2006, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--since inception, -6.70%; Class B--since inception, -4.70%; Class C--since inception, -2.09%; Class Y--since inception, -1.20%; Class P--since inception, -1.53%.

~ SINCE INCEPTION RETURNS ARE CALCULATED AS OF COMMENCEMENT OF ISSUANCE ON APRIL 10, 2006 FOR CLASS P AND CLASS A SHARES, MAY 19, 2006 FOR CLASS B SHARES, AND APRIL 11, 2006 FOR CLASS C SHARES. THE CLASS Y SHARES COMMENCED ON APRIL 3, 2006 AND HAD BEEN TOTALLY REDEEMED ON JULY 26, 2006. SINCE INCEPTION RETURNS FOR THE INDEX AND LIPPER MEDIAN ARE SHOWN AS OF MARCH 31, 2006, WHICH IS THE NEAREST MONTH-END OF THE INCEPTION DATE OF THE OLDEST SHARE CLASS (CLASS P).

* MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 5.5%. CLASS A SHARES BEAR ONGOING 12b-1 SERVICE FEES.

** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 5% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER A MAXIMUM OF SIX YEARS. CLASS B SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

*** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER ONE YEAR. CLASS C SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

**** CLASS P SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR
     ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES, BUT ARE SUBJECT TO A MAXIMUM ANNUAL UBS PACE PROGRAM FEE OF 1.5% OF THE VALUE OF CLASS P SHARES.

Hedge Fund Research Inc. (HFRI) Fund of Funds Index (in USD): HFRI Fund of Funds Index (in USD) is an equally-weighted, unmanaged index comprised of domestic and offshore hedge fund of funds. It is not possible to invest directly into an index. The HFRI Indices are based on information self-reported by hedge fund managers that decide, on their own, at any time, whether or not they want to provide, or continue to provide, information to HFR Asset Management, L.L.C. ("HFR"). Results for funds that go out of business are included in the index until the date that they cease operations. Therefore, these indices may not be complete or accurate representations of the hedge fund universe, and may be biased in several ways.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period ended July 31, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Please note that the Portfolio commenced operations on April 10, 2006 for Class A and Class P, May 19, 2006 for Class B, and April 11, 2006 for Class C, therefore, "Actual" expenses paid during the period reflect activity from the respective class' commencement dates through July 31, 2006.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

Please note that while the Portfolio commenced operations on April 10, 2006 for Class A and Class P, May 19, 2006 for Class B, and April 11, 2006 for Class C, the "Hypothetical" expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that the annualized expense ratios for all share classes were in effect during the period from February 1, 2006 to each class' respective commencement.

                                                                                   ENDING
                                                                 BEGINNING     ACCOUNT VALUE   EXPENSES PAID
                                                               ACCOUNT VALUE   JULY 31, 2006   DURING PERIOD
------------------------------------------------------------------------------------------------------------
Class A*     Actual                                              $1,000.00       $  992.00         $ 6.60
             Hypothetical (5% annual return before expenses)      1,000.00        1,014.18          10.69
Class B**    Actual                                               1,000.00        1,007.10           5.76
             Hypothetical (5% annual return before expenses)      1,000.00        1,010.76          14.11
Class C***   Actual                                               1,000.00          994.00           8.69
             Hypothetical (5% annual return before expenses)      1,000.00        1,010.71          14.16
Class P*     Actual                                               1,000.00          993.00           5.86
             Hypothetical (5% annual return before expenses)      1,000.00        1,015.37           9.49

* THE PORTFOLIO'S CLASS A AND CLASS P SHARES COMMENCED ON APRIL 10, 2006. EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED NET EXPENSE RATIOS: CLASS
     A: 2.14% AND CLASS P: 1.90%, MULTIPLIED BY 113 DIVIDED BY 365 (TO REFLECT THE ACTUAL DAYS IN THE PERIOD FOR THE ACTUAL EXAMPLE) AND MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD FOR THE HYPOTHETICAL EXAMPLE).

** THE PORTFOLIO'S CLASS B SHARES COMMENCED ON MAY 19, 2006. EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED NET EXPENSE RATIO: CLASS B: 2.83%, MULTIPLIED BY 74 DIVIDED BY 365 (TO REFLECT THE ACTUAL DAYS IN THE PERIOD FOR THE ACTUAL EXAMPLE) AND MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD FOR HYPOTHETICAL EXAMPLE).

*** THE PORTFOLIO'S CLASS C SHARES COMMENCED ON APRIL 11, 2006. EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED NET EXPENSE RATIO: CLASS C: 2.84%, MULTIPLIED BY 112 DIVIDED BY 365 (TO REFLECT THE ACTUAL DAYS IN THE PERIOD FOR THE ACTUAL EXAMPLE) AND MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD FOR HYPOTHETICAL EXAMPLE).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                         07/31/06
--------------------------------------------------------------------------------
Net assets (mm)                                                           $57.6
Number of holdings                                                          343

PORTFOLIO COMPOSITION*                                                  07/31/06
--------------------------------------------------------------------------------
Common, preferred and tracking stocks                                      64.8%
ADRs and GDRs                                                               3.3
Investments sold short                                                    (12.9)
Written options, futures and forward foreign currency contracts             0.1
Cash equivalents and other assets less liabilities                         44.7
--------------------------------------------------------------------------------
Total                                                                     100.0%
================================================================================

TOP FIVE COUNTRIES (LONG HOLDINGS)*                                     07/31/06
--------------------------------------------------------------------------------
United States                                                             59.5%
Japan                                                                      6.2
United Kingdom                                                             4.8
Australia                                                                  3.1
Canada                                                                     3.0
--------------------------------------------------------------------------------
Total                                                                     76.6%
================================================================================

TOP FIVE SECTORS (LONG HOLDINGS)*                                       07/31/06
--------------------------------------------------------------------------------
Financials                                                                14.3%
Materials                                                                  9.6
Health care                                                                8.7
Energy                                                                     8.6
Consumer discretionary                                                     7.6
--------------------------------------------------------------------------------
Total                                                                     48.8%
================================================================================

TOP TEN EQUITY HOLDINGS (LONG HOLDINGS)*                                07/31/06
--------------------------------------------------------------------------------
Goldman Sachs Group                                                        1.4%
Morgan Stanley                                                             1.2
Electronics Data Systems                                                   1.2
CSX                                                                        1.1
BG Group                                                                   1.0
Merrill Lynch & Co.                                                        1.0
McKesson                                                                   1.0
BHP Billiton                                                               1.0
Norsk Hydro ASA                                                            1.0
Computer Sciences                                                          0.9
--------------------------------------------------------------------------------
Total                                                                     10.8%
================================================================================

TOP FIVE COUNTRIES (SHORT HOLDINGS)*                                    07/31/06
--------------------------------------------------------------------------------
Canada                                                                   (2.7)%
Australia                                                                (2.3)
United Kingdom                                                           (2.0)
United States                                                            (1.6)
Japan                                                                    (0.9)
--------------------------------------------------------------------------------
Total                                                                    (9.5)%
================================================================================

TOP FIVE SECTORS (SHORT HOLDINGS)*                                      07/31/06
--------------------------------------------------------------------------------
Financials                                                                (3.7)%
Consumer discretionary                                                    (2.3)
Industrials                                                               (1.8)
Materials                                                                 (1.5)
Energy                                                                    (1.2)
--------------------------------------------------------------------------------
Total                                                                    (10.5)%
================================================================================

TOP TEN EQUITY HOLDINGS (SHORT HOLDINGS)                                07/31/06
--------------------------------------------------------------------------------
Westfield Group                                                          (1.4)%
Imperial Oil                                                             (0.7)
Reed Elsevier                                                            (0.7)
Unisys                                                                   (0.7)
Loblaw Cos.                                                              (0.6)
Perpetual                                                                (0.5)
Shell Canada                                                             (0.5)
MLP AG                                                                   (0.5)
Thomson SA                                                               (0.4)
XL Capital                                                               (0.4)
--------------------------------------------------------------------------------
Total                                                                    (6.4)%
================================================================================

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2006. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

UBS PACE Select Advisors Trust
UBS PACE MONEY MARKET INVESTMENTS
PORTFOLIO OF INVESTMENTS--JULY 31, 2006

PRINCIPAL
AMOUNT                                           MATURITY    INTEREST
(000)                                             DATES        RATES       VALUE
-----------------------------------------------------------------------------------
US GOVERNMENT AGENCY OBLIGATIONS--6.79%
$ 5,000  Federal Farm Credit Bank              08/01/06      5.240%*    $ 4,999,372
  9,000  Federal Home Loan Bank                08/03/06 to   5.140 to
                                               08/04/06      5.160@       8,996,708
  2,000  Federal Home Loan Bank                08/07/06      5.194*       1,999,555
  7,250  Federal Home Loan Mortgage Corp.      10/23/06 to   4.250 to
                                               07/09/07      5.500        7,250,000
-----------------------------------------------------------------------------------
Total US government agency obligations (cost--$23,245,635)               23,245,635
===================================================================================
BANK NOTES--2.04%

BANKING-US--2.04%
  2,000  Bank of America N.A.                  08/01/06      5.310*       2,000,000
  5,000  Wachovia Bank N.A. (Charlotte)        09/05/06      5.221 to
                                                             5.251*       4,999,370
-----------------------------------------------------------------------------------
Total bank notes (cost--$6,999,370)                                       6,999,370
===================================================================================
CERTIFICATES OF DEPOSIT--9.34%

NON-US--5.55%
  3,500  ABN AMRO Bank NV                      01/24/07      4.850        3,500,000
  2,000  Calyon N.A., Inc.                     03/14/07      5.170        2,000,000
  5,000  Deutsche Bank AG                      08/03/06 to   4.170 to
                                               03/06/07      5.090        5,000,000
  3,000  Fortis Bank NV-SA                     02/06/07      4.930        3,000,000
  2,500  Svenska Handelsbanken                 11/08/06      4.750        2,500,000
  3,000  Toronto-Dominion Bank                 08/14/06      5.310        3,000,000
                                                                         19,000,000

US--3.79%
  7,000  First Tennessee Bank N.A.
         (Memphis)                             08/24/06      5.180        7,000,000
  3,000  SunTrust Bank                         08/07/06      5.294*       3,000,000
  3,000  Wachovia Bank N.A. (Charlotte)        09/29/06      5.459*       2,999,545
                                                                         12,999,545
-----------------------------------------------------------------------------------
Total certificates of deposit (cost--$31,999,545)                        31,999,545
===================================================================================
COMMERCIAL PAPER@--70.39%

ASSET BACKED-BANKING--2.62%
  9,000  Atlantis One Funding                  08/17/06 to   5.060 to
                                               08/24/06      5.320        8,974,010

ASSET BACKED-MISCELLANEOUS--16.75%
  3,500  Amsterdam Funding Corp.               08/24/06      5.320        3,488,104
  7,000  Bryant Park Funding LLC               08/01/06 to   5.270 to
                                               08/11/06      5.300        6,997,056
  4,000  Chariot Funding LLC                   08/08/06      5.280        3,995,893
  3,000  Falcon Asset Securitization Corp.     08/02/06      5.270        2,999,561
  5,000  Kitty Hawk Funding Corp.              08/16/06      5.310        4,988,938
  5,000  Old Line Funding Corp.                08/15/06      5.290        4,989,714
  8,000  Ranger Funding Co. LLC                08/28/06      5.320        7,968,080
 10,000  Regency Markets No.1 LLC              08/21/06      5.340        9,970,333
  6,000  Variable Funding Capital Corp.        08/02/06      5.250        5,999,125

PRINCIPAL
AMOUNT                                           MATURITY    INTEREST
(000)                                             DATES        RATES       VALUE
-----------------------------------------------------------------------------------
COMMERCIAL PAPER--(CONTINUED)

ASSET BACKED-MISCELLANEOUS--(CONCLUDED)
$ 6,000  Yorktown Capital LLC                  08/21/06      5.330%     $ 5,982,233
                                                                         57,379,037

ASSET BACKED-SECURITIES--16.69%
  8,500  Beta Finance, Inc.                    09/15/06 to   5.330 to
                                               09/20/06      5.350        8,441,726
  7,000  Cancara Asset Securitization LLC      08/01/06 to   5.270 to
                                               08/11/06      5.290        6,995,017
  4,800  CC (USA), Inc. (Centauri)             08/10/06 to   5.270 to
                                               08/29/06      5.350        4,788,558
  7,000  Dorada Finance, Inc.                  09/28/06      5.370        6,939,438
  8,000  Galaxy Funding, Inc.                  08/17/06 to   5.240 to
                                               09/19/06      5.320        7,961,720
  5,000  Grampian Funding LLC                  08/24/06 to   5.100 to
                                               10/25/06      5.400        4,955,233
  1,500  K2 (USA) LLC                          09/25/06      5.390        1,487,648
  4,700  Links Finance LLC                     08/04/06 to   5.090 to
                                               08/15/06      5.290        4,693,312
  9,000  Scaldis Capital LLC                   08/25/06 to   5.110 to
                                               09/20/06      5.390        8,953,022
  2,000  Solitaire Funding LLC                 09/29/06      5.400        1,982,300
                                                                         57,197,974

BANKING-NON-US--13.78%
  6,500  Alliance & Leicester PLC              09/15/06      5.340        6,456,612
  8,000  Allied Irish Banks N.A., Inc.         08/03/06      5.250        7,997,667
  4,500  Bank of Ireland                       09/01/06      5.100        4,480,237
  5,000  Banque et Caisse d'Epargne
         de L'Etat                             10/05/06      5.360        4,951,611
  3,000  Credit Suisse First Boston            10/10/06      5.370        2,968,675
  9,000  Depfa Bank PLC                        10/13/06      5.385        8,901,724
  5,500  IXIS Commercial Paper Corp.           08/01/06      5.310        5,500,000
  3,000  Northern Rock PLC                     09/25/06      5.400        2,975,250
  3,000  Westpac Trust Securities NZ Ltd.      10/10/06      5.380        2,968,617
                                                                         47,200,393

BANKING-US--11.60%
  7,000  Bank of America Corp.                 08/01/06      5.250        7,000,000
  5,000  Barclays US Funding Corp.             08/17/06      5.290        4,988,244
  3,500  CBA (Delaware) Finance, Inc.          01/22/07      5.335        3,409,750
 10,000  KFW International Finance, Inc.       08/04/06      5.250        9,995,625
  9,000  Nordea N.A., Inc.                     10/18/06 to   5.115 to
                                               02/26/07      5.390        8,840,844
  2,500  San Paolo IMI US Financial Co.        08/08/06      5.260        2,497,443
  3,000  UniCredito Delaware, Inc.             08/11/06      5.060        2,995,783
                                                                         39,727,689

PRINCIPAL
AMOUNT                                            MATURITY     INTEREST
(000)                                              DATES        RATES         VALUE
--------------------------------------------------------------------------------------
COMMERCIAL PAPER--(CONCLUDED)
BROKERAGE--4.75%
$9,000   Bear Stearns Cos., Inc.                  08/08/06      5.280%    $  8,990,760
 4,300   Merrill Lynch & Co., Inc.                08/07/06      5.250        4,296,238
 3,000   Morgan Stanley                           08/01/06      5.320*       3,000,000
                                                                            16,286,998
FINANCE-NONCAPTIVE DIVERSIFIED--0.57%
 2,000   General Electric Capital Corp.           01/05/07      5.030        1,956,127
INSURANCE-LIFE--0.66%
 2,250   Prudential PLC                           08/01/06      5.270        2,250,000
PHARMACEUTICALS--2.39%
 8,200   Sanofi-Aventis                           08/07/06 to   5.230 to
                                                  08/23/06      5.270        8,178,289
UTILITIES-OTHER--0.58%
 2,000   RWE AG                                   09/01/06      5.170        1,991,096
--------------------------------------------------------------------------------------
Total commercial paper (cost--$241,141,613)                                241,141,613
======================================================================================
SHORT-TERM CORPORATE OBLIGATIONS--9.78%
ASSET BACKED-SECURITIES--1.61%
 1,500   CC (USA), Inc. (Centauri)**              04/30/07      5.315        1,499,944
 2,000   K2 (USA) LLC**                           08/01/06      5.315*       1,999,917
 2,000   Links Finance LLC**                      02/13/07      5.000        2,000,000
                                                                             5,499,861
AUTOMOBILE OEM--1.17%
 4,000   American Honda Finance Corp.**           09/08/06 to   5.260 to
                                                  09/12/06      5.270*       3,999,925
BANKING-NON-US--1.46%
 2,000   Nationwide Building Society**            09/11/06      5.420*       2,001,028
 3,000   Societe Generale**                       08/02/06      5.316*       3,000,000
                                                                             5,001,028
BROKERAGE--2.63%
 3,000   Citigroup Global Markets Holdings, Inc.  08/01/06      5.480*       3,002,823
 6,000   Greenwich Capital Holdings, Inc.         08/07/06      5.294*       6,000,000
                                                                             9,002,823
FINANCE-CAPTIVE AUTOMOTIVE--0.58%
 2,000   Toyota Motor Credit Corp.                08/01/06      5.300*       2,000,000
FINANCE-NONCAPTIVE CONSUMER--1.75%
 6,000   HSBC Finance Corp.                       08/01/06      5.485*       6,001,218
FINANCE-NONCAPTIVE DIVERSIFIED--0.58%
 2,000   General Electric Capital Corp.           08/09/06      5.470*       2,000,000
--------------------------------------------------------------------------------------
Total short-term corporate obligations
   (cost--$33,504,855)                                                      33,504,855
======================================================================================

PRINCIPAL
AMOUNT                                             MATURITY  INTEREST
(000)                                                DATE      RATES      VALUE
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENT--0.10%
$  327   Repurchase agreement dated 07/31/06 with
         State Street Bank & Trust Co.,
         collateralized by $329,894 US Treasury
         Notes, 3.250% to 5.125% due 08/15/07 to
         06/30/11 (value-- $334,085); proceeds:
         $327,044 (cost--$327,000)                 08/01/06     4.860% $    327,000
MONEY MARKET FUNDS+--1.69%
 3,411   AIM Liquid Assets Portfolio                            5.175     3,410,915
 2,395   BlackRock Provident Institutional
            TempFund                                            5.127     2,394,969
-----------------------------------------------------------------------------------
Total money market funds (cost--$5,805,884)                               5,805,884
===================================================================================
Total investments (cost--$343,023,902
   which approximates cost for federal
   income tax purposes)--100.13%                                        343,023,902
===================================================================================
Liabilities in excess of other
   assets--(0.13)%                                                         (451,011)
Net assets (applicable to 342,573,501
   shares of beneficial interest
   outstanding equivalent to $1.00 per
   share)--100.00%                                                     $342,572,891

* Variable rate securities--maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of July 31, 2006 and reset periodically.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 4.24% of net assets as of July 31, 2006, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

@    Interest rates shown are the discount rates at date of purchase.

+    Interest rates shown reflect yield at July 31, 2006.

OEM  Original Equipment Manufacturer

ISSUER BREAKDOWN BY COUNTRY (UNAUDITED)

                                                                  PERCENTAGE OF
                                                                PORTFOLIO ASSETS
--------------------------------------------------------------------------------
United States                                                         79.2%
Ireland                                                                6.2
United Kingdom                                                         3.3
France                                                                 3.1
Germany                                                                1.5
Luxembourg                                                             1.4
Netherlands                                                            1.0
Belgium                                                                0.9
Canada                                                                 0.9
Switzerland                                                            0.9
Australia                                                              0.9
Sweden                                                                 0.7
--------------------------------------------------------------------------------
Total                                                                100.0%
================================================================================

Weighted average maturity--40 days

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust
UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS--JULY 31, 2006

PRINCIPAL
AMOUNT                                         MATURITY   INTEREST
(000)                                            DATES      RATES       VALUE
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--12.60%
 $     4    GNMA                               12/15/07     8.000%   $     3,728
      24    GNMA                               08/15/09     8.000         25,030
     324    GNMA                               08/15/09     9.000        330,685
      37    GNMA                               02/15/19    10.500         40,541
     721    GNMA                               04/15/19     8.250        767,845
       4    GNMA                               05/15/19    11.500          4,586
      44    GNMA                               06/15/19    10.500         48,794
     149    GNMA                               07/15/19    10.500        164,631
      24    GNMA                               08/15/19    10.500         26,236
       4    GNMA                               07/15/20    10.500          4,825
      60    GNMA                               08/15/20    10.500         66,319
      11    GNMA                               09/15/20    10.500         12,116
      11    GNMA                               08/15/21     7.500         11,001
       4    GNMA                               02/15/23     8.000          3,918
       1    GNMA                               09/15/23     7.500          1,182
     160    GNMA                               12/15/32     5.500        156,486
     251    GNMA                               02/15/33     5.500        245,862
     704    GNMA                               03/15/33     5.500        690,123
   1,093    GNMA                               07/15/33     5.500      1,071,720
     870    GNMA                               01/15/34     5.500        852,950
     321    GNMA                               02/15/34     5.500        314,481
     745    GNMA                               03/15/34     5.500        729,623
     879    GNMA                               04/15/34     5.500        861,344
     960    GNMA                               05/15/34     5.500        941,097
     212    GNMA                               06/15/34     5.500        207,813
     890    GNMA                               07/15/35     5.500        871,315
     374    GNMA                               08/15/35     5.500        366,366
   5,045    GNMA                               10/15/35     5.500      4,942,155
     416    GNMA                               11/15/35     5.500        407,507
  10,278    GNMA                               12/15/35     5.500     10,066,248
   5,516    GNMA                               01/15/36     5.500      5,400,820
   1,975    GNMA                               02/15/36     6.000      1,976,633
   1,972    GNMA                               03/15/36     5.500      1,931,238
   2,205    GNMA                               04/15/36     5.500      2,158,970
   3,174    GNMA                               04/15/36     6.000      3,175,936
   2,280    GNMA                               05/15/36     5.500      2,232,127
   2,240    GNMA                               05/15/36     6.000      2,242,988
   3,818    GNMA                               06/15/36     6.000      3,820,302
   6,792    GNMA                               07/15/36     6.000      6,796,180
   3,000    GNMA I TBA                         TBA          6.000      3,000,000
      52    GNMA II                            04/20/25     9.000         55,729
      13    GNMA II                            12/20/26     9.000         13,738
      23    GNMA II                            01/20/27     9.000         24,772
      11    GNMA II                            04/20/30     9.000         11,707

PRINCIPAL
AMOUNT                                            MATURITY   INTEREST
(000)                                               DATES      RATES      VALUE
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--(CONTINUED)
   $  2     GNMA II                               06/20/30    9.000%    $  2,039
     13     GNMA II                               07/20/30    9.000       14,358
      6     GNMA II                               09/20/30    9.000        6,440
     39     GNMA II                               10/20/30    9.000       42,541
     60     GNMA II                               11/20/30    9.000       65,186
     27     GNMA II ARM                           07/20/17    4.750       26,915
    364     GNMA II ARM                           01/20/18    5.625      366,959
     30     GNMA II ARM                           04/20/18    4.375       30,476
     15     GNMA II ARM                           05/20/18    4.875       15,052
    107     GNMA II ARM                           06/20/19    4.875      107,759
     37     GNMA II ARM                           05/20/21    4.375       36,828
    343     GNMA II ARM                           09/20/21    4.750      342,729
     57     GNMA II ARM                           11/20/21    5.125       56,902
    324     GNMA II ARM                           06/20/22    4.375      323,861
    119     GNMA II ARM                           11/20/22    5.125      119,187
    253     GNMA II ARM                           01/20/23    5.375      253,956
    134     GNMA II ARM                           03/20/23    5.375      133,959
    340     GNMA II ARM                           01/20/24    5.375      341,549
    237     GNMA II ARM                           04/20/24    4.375      236,512
      2     GNMA II ARM                           12/20/24    5.125        2,254
     30     GNMA II ARM                           01/20/25    5.375       29,763
     83     GNMA II ARM                           02/20/25    5.375       83,318
    111     GNMA II ARM                           03/20/25    5.375      111,864
     83     GNMA II ARM                           03/20/25    5.500       83,161
    279     GNMA II ARM                           05/20/25    4.375      279,300
    109     GNMA II ARM                           06/20/25    4.375      109,290
     83     GNMA II ARM                           08/20/25    4.750       82,941
     90     GNMA II ARM                           09/20/25    4.750       90,461
     70     GNMA II ARM                           10/20/25    5.125       70,007
     13     GNMA II ARM                           12/20/25    5.125       12,606
     60     GNMA II ARM                           03/20/26    5.375       59,766
    606     GNMA II ARM                           04/20/26    4.375      605,957
    276     GNMA II ARM                           06/20/26    4.375      275,654
    104     GNMA II ARM                           08/20/26    4.750      104,329
     15     GNMA II ARM                           09/20/26    4.750       15,353
     51     GNMA II ARM                           10/20/26    5.125       51,503
     73     GNMA II ARM                           12/20/26    5.125       72,936
    443     GNMA II ARM                           01/20/27    5.375      445,238
     45     GNMA II ARM                           02/20/27    5.375       44,801
    201     GNMA II ARM                           04/20/27    4.375      200,507
     39     GNMA II ARM                           07/20/27    4.750       39,574
    111     GNMA II ARM                           08/20/27    4.750      111,168
    190     GNMA II ARM                           11/20/27    5.125      190,625
     22     GNMA II ARM                           12/20/27    5.125       22,377

PRINCIPAL
AMOUNT                                         MATURITY   INTEREST
(000)                                            DATES      RATES        VALUE
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--(CONCLUDED)
  $   41    GNMA II ARM                        01/20/28    5.375%    $    41,197
      11    GNMA II ARM                        02/20/28    5.250          10,587
      29    GNMA II ARM                        02/20/28    5.375          28,948
      50    GNMA II ARM                        10/20/29    5.125          50,429
     182    GNMA II ARM                        04/20/30    4.375         182,046
   3,234    GNMA II ARM                        05/20/30    4.375       3,242,383
      78    GNMA II ARM                        06/20/30    4.500          78,349
     772    GNMA II ARM                        07/20/30    4.500         771,018
     612    GNMA II ARM                        08/20/30    4.500         611,779
      95    GNMA II ARM                        10/20/30    5.125          95,743
     123    GNMA II ARM                        09/20/31    5.125         123,263
      85    GNMA II ARM                        11/20/31    5.125          85,047
--------------------------------------------------------------------------------
Total government national mortgage association certificates
   (cost--$68,048,348)                                                68,116,417
================================================================================

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--17.75%
     379    FHLMC                              07/01/08     6.000        378,332
       3    FHLMC                              07/01/09     9.000          3,179
       9    FHLMC                              02/01/10     9.000          8,995
      12    FHLMC                              05/01/10    11.500         12,089
      10    FHLMC                              08/01/10    11.500         10,404
      13    FHLMC                              11/01/10    11.500         14,070
      15    FHLMC                              05/01/11    11.000         15,214
     238    FHLMC                              03/01/13     8.000        251,221
       4    FHLMC                              03/01/13    11.000          4,556
       2    FHLMC                              09/01/14    11.500          2,365
       7    FHLMC                              07/01/15    11.000          8,274
      12    FHLMC                              09/01/15    11.000         12,678
       2    FHLMC                              10/01/15    11.000          2,615
      17    FHLMC                              12/01/15    11.000         18,164
       4    FHLMC                              01/01/16    11.500          4,131
      87    FHLMC                              05/01/16     8.500         88,555
      52    FHLMC                              11/01/16     9.750         53,965
       6    FHLMC                              10/01/17     7.500          5,778
      13    FHLMC                              01/01/18    11.500         14,022
       6    FHLMC                              04/01/19    11.000          6,449
       8    FHLMC                              05/01/19    11.500          8,333
       1    FHLMC                              06/01/19    11.000            573
      24    FHLMC                              06/01/19    11.500         26,104
      +0    FHLMC                              08/01/20    11.000             90
       5    FHLMC                              09/01/20    11.000          5,318
      14    FHLMC                              11/01/20    10.500         14,807
      14    FHLMC                              11/01/24     7.500         14,216
     236    FHLMC                              04/01/25     9.000        244,180
       3    FHLMC                              08/01/25     7.000          3,118

PRINCIPAL
AMOUNT                                         MATURITY   INTEREST
(000)                                            DATES      RATES       VALUE
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--(CONCLUDED)
 $ 1,778    FHLMC                              02/01/33    5.500%    $ 1,735,000
     715    FHLMC                              03/01/33    5.500         697,366
     849    FHLMC                              04/01/33    5.500         828,527
     936    FHLMC                              05/01/33    5.500         913,616
   4,151    FHLMC                              06/01/33    5.500       4,050,306
     949    FHLMC                              10/01/33    5.500         925,575
     485    FHLMC                              12/01/33    5.500         473,438
     164    FHLMC                              03/01/34    5.500         160,024
   1,364    FHLMC                              10/01/34    5.500       1,331,007
     939    FHLMC                              12/01/34    5.500         915,131
   8,400    FHLMC                              02/01/35    5.500       8,187,263
     266    FHLMC                              05/01/35    5.500         258,603
   1,687    FHLMC                              06/01/35    5.500       1,640,320
     995    FHLMC                              07/01/35    5.000         941,036
  18,139    FHLMC                              08/01/35    5.000      17,162,621
  24,020    FHLMC                              09/01/35    5.000      22,727,325
   5,849    FHLMC                              11/01/35    5.000       5,534,707
   4,816    FHLMC                              12/01/35    5.000       4,556,714
     980    FHLMC                              02/01/36    5.000         926,790
     366    FHLMC ARM                          10/01/23    6.166         374,057
     562    FHLMC ARM                          07/01/24    6.440         573,469
     840    FHLMC ARM                          11/01/25    6.593         858,713
   1,123    FHLMC ARM                          10/01/27    6.285       1,150,714
     833    FHLMC ARM                          10/01/27    6.552         852,456
     274    FHLMC ARM                          11/01/27    6.360         276,995
     206    FHLMC ARM                          01/01/28    5.993         209,342
   1,025    FHLMC ARM                          06/01/28    6.503       1,050,388
     923    FHLMC ARM                          07/01/28    6.366         941,097
     626    FHLMC ARM                          01/01/29    6.607         645,783
     778    FHLMC ARM                          04/01/29    6.337         795,129
      47    FHLMC ARM                          10/01/29    6.966          47,618
   1,428    FHLMC ARM                          11/01/29    6.494       1,469,410
     576    FHLMC ARM                          12/01/29    6.464         587,158
     187    FHLMC ARM                          01/01/30    6.494         191,916
   4,000    FHLMC TBA                          TBA         5.000       3,781,248
   7,000    FHLMC TBA                          TBA         6.000       6,958,434
--------------------------------------------------------------------------------
Total federal home loan mortgage corporation certificates
   (cost--$98,476,670)                                                95,961,091
================================================================================

PRINCIPAL
AMOUNT                                         MATURITY   INTEREST
(000)                                            DATES      RATES       VALUE
--------------------------------------------------------------------------------
FEDERAL HOUSING ADMINISTRATION CERTIFICATES--0.59%
 $  205     FHA GMAC                           04/01/19    7.480%     $  205,143
  1,431     FHA GMAC                           02/01/21    7.400       1,431,289
     94     FHA GMAC                           05/01/21    7.450          94,201
  1,387     FHA Reilly                         07/01/20    6.896       1,379,609
     89     FHA Reilly                         08/01/20    7.430          89,078
--------------------------------------------------------------------------------
Total federal housing administration certificates
   (cost--$3,209,149)                                                  3,199,320
================================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--80.46%
    138     FNMA                               05/01/09     9.000        141,161
    170     FNMA                               07/01/09     7.249        175,110
      5     FNMA                               12/01/09     9.500          4,822
     29     FNMA                               04/01/10     9.250         29,443
      6     FNMA                               03/01/11    10.250          6,164
     16     FNMA                               04/01/11    10.250         16,715
      2     FNMA                               02/01/12    10.500          2,615
     17     FNMA                               09/01/12     6.500         17,696
     37     FNMA                               12/01/12     6.500         37,273
      5     FNMA                               01/01/13     6.500          5,269
     36     FNMA                               02/01/13     6.500         37,009
     61     FNMA                               03/01/13     6.500         61,631
     34     FNMA                               04/01/13     6.500         34,145
     39     FNMA                               04/01/13     9.250         40,457
    103     FNMA                               06/01/13     6.500        104,727
     23     FNMA                               07/01/13     6.500         22,837
      3     FNMA                               07/01/13    10.500          3,091
      7     FNMA                               07/01/13    11.000          7,183
     27     FNMA                               08/01/13     6.500         26,907
    171     FNMA                               09/01/13     6.500        173,917
     47     FNMA                               10/01/13     6.500         47,949
     72     FNMA                               11/01/13     6.500         72,684
      1     FNMA                               04/01/14    10.500            607
     11     FNMA                               05/01/14     5.500         10,803
     55     FNMA                               05/01/14     9.250         55,997
     23     FNMA                               09/01/15    10.500         24,979
     16     FNMA                               10/01/15    11.000         17,807
     +0     FNMA                               11/01/15    10.500            129
     42     FNMA                               11/01/15    11.000         44,531
     21     FNMA                               12/01/15     9.250         21,457
      8     FNMA                               01/01/16    11.000          8,061
     11     FNMA                               02/01/16    11.000         11,856
     11     FNMA                               03/01/16    11.000         11,161
    343     FNMA                               06/01/17     5.500        340,384
  2,211     FNMA                               10/01/17     5.000      2,156,750
  1,167     FNMA                               05/01/18     5.000      1,137,197
     34     FNMA                               07/01/18     5.000         33,527

PRINCIPAL
AMOUNT                                         MATURITY   INTEREST
(000)                                            DATES      RATES       VALUE
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--(CONTINUED)
 $   567    FNMA                               08/01/18     5.000%   $   552,922
   1,815    FNMA                               10/01/18     5.000      1,769,151
   6,953    FNMA                               11/01/18     5.000      6,775,953
   2,172    FNMA                               12/01/18     5.000      2,116,841
   9,255    FNMA                               02/01/19     5.000      9,004,234
   2,263    FNMA                               04/01/19     5.000      2,201,485
     746    FNMA                               05/01/19     5.000        725,639
   1,968    FNMA                               06/01/19     5.000      1,914,885
  12,294    FNMA                               07/01/19     5.000     11,961,061
     153    FNMA                               07/01/19     6.500        156,445
   3,131    FNMA                               08/01/19     5.000      3,045,607
      65    FNMA                               08/01/19    10.000         69,194
      34    FNMA                               09/01/19     5.000         32,910
   1,711    FNMA                               10/01/19     5.000      1,664,701
     123    FNMA                               10/01/19     9.000        132,343
   2,278    FNMA                               12/01/19     5.000      2,215,829
   3,777    FNMA                               01/01/20     5.000      3,670,893
   4,626    FNMA                               02/01/20     5.000      4,495,471
   1,365    FNMA                               03/01/20     5.000      1,326,287
   4,734    FNMA                               04/01/20     5.000      4,600,398
   1,616    FNMA                               05/01/20     5.000      1,569,812
       9    FNMA                               05/01/20    11.000          9,968
      51    FNMA                               06/01/20     5.000         49,458
       5    FNMA                               08/01/20    10.500          5,104
     602    FNMA                               09/01/20     5.000        584,801
  32,794    FNMA                               10/01/20     5.000     31,862,869
       7    FNMA                               09/01/21    10.500          7,400
      13    FNMA                               04/01/22    10.500         13,812
       2    FNMA                               06/01/24     7.500          2,503
      45    FNMA                               07/01/24     7.500         46,203
      73    FNMA                               08/01/24     7.500         76,162
       3    FNMA                               12/01/24     7.500          2,815
      13    FNMA                               06/01/25     7.500         13,027
      22    FNMA                               07/01/25     7.500         22,704
     167    FNMA                               09/01/25     8.500        178,607
      63    FNMA                               02/01/26     9.000         67,809
      11    FNMA                               04/01/26     6.500         11,404
     128    FNMA                               10/01/26     7.500        133,140
      61    FNMA                               11/01/26     7.500         62,883
      81    FNMA                               11/01/26     8.000         85,430
     105    FNMA                               03/01/29     6.500        106,858
     262    FNMA                               05/01/29     6.500        266,766
     197    FNMA                               01/01/32     6.000        196,992
     100    FNMA                               02/01/32     5.500         97,114

PRINCIPAL
AMOUNT                                                     MATURITY    INTEREST
(000)                                                        DATES       RATES        VALUE
----------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES-(CONTINUED)
 $  231     FNMA                                           04/01/32     6.000%      $  230,238
    199     FNMA                                           09/01/32     6.000          198,840
    255     FNMA                                           10/01/32     6.000          254,226
  2,101     FNMA                                           11/01/32     5.500        2,050,110
    310     FNMA                                           12/01/32     6.000          309,161
  1,088     FNMA                                           01/01/33     5.500        1,061,286
    394     FNMA                                           01/01/33     6.000          392,591
    651     FNMA                                           02/01/33     5.500          634,572
    348     FNMA                                           02/01/33     6.000          347,344
    202     FNMA                                           06/01/33     5.500          196,739
    380     FNMA                                           06/01/33     6.000          379,300
    283     FNMA                                           07/01/33     6.000          281,859
    738     FNMA                                           09/01/33     5.500          719,772
  1,147     FNMA                                           10/01/33     5.500        1,119,233
    273     FNMA                                           10/01/33     6.000          271,749
    277     FNMA                                           11/01/33     5.500          270,556
    865     FNMA                                           11/01/33     6.000          862,856
  1,085     FNMA                                           12/01/33     5.500        1,058,847
  1,692     FNMA                                           01/01/34     5.500        1,650,246
    282     FNMA                                           02/01/34     5.500          275,247
  2,927     FNMA                                           02/01/34     6.000        2,918,414
    694     FNMA                                           03/01/34     5.500          675,371
  1,551     FNMA                                           04/01/34     5.500        1,510,886
    237     FNMA                                           05/01/34     6.000          236,151
  4,257     FNMA                                           06/01/34     5.500        4,145,249
  2,098     FNMA                                           07/01/34     5.500        2,044,000
  8,363     FNMA                                           09/01/34     5.500        8,144,552
    506     FNMA                                           09/01/34     6.000          504,374
  7,560     FNMA                                           11/01/34     5.500        7,362,286
    517     FNMA                                           01/01/35     5.500          502,779
  1,298     FNMA                                           01/01/35     6.000        1,292,177
  1,544     FNMA                                           02/01/35     5.500        1,505,953
  1,138     FNMA                                           02/01/35     6.000        1,132,011
  5,702     FNMA                                           04/01/35     5.500        5,541,449
     18     FNMA                                           04/01/35     6.000           18,066
  4,426     FNMA                                           05/01/35     5.500        4,301,236
  1,314     FNMA                                           05/01/35     6.000        1,307,003
  2,435     FNMA                                           06/01/35     5.500        2,366,572
    315     FNMA                                           06/01/35     6.000          312,937
    658     FNMA                                           07/01/35     5.500          639,531
  2,293     FNMA                                           07/01/35     6.000        2,280,228
    622     FNMA                                           08/01/35     5.000          588,527
  1,893     FNMA                                           08/01/35     5.500        1,839,780

PRINCIPAL
AMOUNT                                                     MATURITY    INTEREST
(000)                                                        DATES       RATES        VALUE
----------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--(CONCLUDED)
$   992     FNMA                                           08/01/35     6.000%    $    986,006
    320     FNMA                                           09/01/35     5.000          302,587
  1,338     FNMA                                           09/01/35     6.000        1,330,107
    352     FNMA                                           10/01/35     6.000          350,184
     77     FNMA                                           11/01/35     6.000           76,667
 49,367     FNMA                                           01/01/36     5.500       47,975,047
  1,000     FNMA                                           02/01/36     5.500          971,904
  2,000     FNMA                                           04/01/36     5.500        1,942,615
  1,000     FNMA                                           06/01/36     5.500          971,308
  1,000     FNMA                                           07/01/36     5.500          971,308
    434     FNMA ARM                                       09/01/15     5.212          434,479
     20     FNMA ARM                                       11/01/23     5.219           19,669
    694     FNMA ARM                                       03/01/25     5.976          701,374
     85     FNMA ARM                                       02/01/26     6.251           87,111
     88     FNMA ARM                                       09/01/26     5.538           88,900
  3,597     FNMA ARM                                       10/01/26     6.005        3,619,092
    177     FNMA ARM                                       12/01/27     6.521          179,922
     99     FNMA ARM                                       02/01/29     6.356          101,613
    232     FNMA ARM                                       02/01/30     6.004          235,825
    292     FNMA ARM                                       05/01/30     5.321          294,093
    119     FNMA ARM                                       07/01/30     5.100          120,098
  3,113     FNMA ARM                                       03/01/44     5.343        3,132,471
 61,000     FNMA TBA                                       TBA          5.000       58,600,018
 91,000     FNMA TBA                                       TBA          5.500       88,589,092
 44,500     FNMA TBA                                       TBA          6.000       44,207,991
 16,000     FNMA TBA                                       TBA          6.500       16,184,992
----------------------------------------------------------------------------------------------
Total federal national mortgage association certificates
   (cost--$437,971,777)                                                            435,058,718
==============================================================================================

COLLATERALIZED MORTGAGE OBLIGATIONS--5.74%
  1,282     Chevy Chase Funding LLC, Series 2004-1,
            Class A1 (2)                                   01/25/35     5.665^       1,286,232
  7,589     Countrywide Alternative Loan Trust, Series
            2006-0A2, Class A1                             05/20/46     5.588^       7,601,670
  1,137     Federal Agricultural Mortgage Corp. ARM,
            Series 2002, Class AA1                         04/25/11     7.826        1,161,562
    155     FHLMC REMIC, Series 0023, Class KZ             11/25/23     6.500          158,054
     42     FHLMC REMIC, Series 0159, Class H              09/15/21     4.500           41,498
    203     FHLMC REMIC, Series 1003, Class H              10/15/20     6.125^         202,724
      8     FHLMC REMIC, Series 1349, Class PS             08/15/22     7.500            8,374
  1,244     FHLMC REMIC, Series 1502, Class PX             04/15/23     7.000        1,272,637
    639     FHLMC REMIC, Series 1534, Class Z              06/15/23     5.000          621,000
    227     FHLMC REMIC, Series 1573, Class PZ             09/15/23     7.000          235,047
    106     FHLMC REMIC, Series 1658, Class GZ             01/15/24     7.000          109,174
    487     FHLMC REMIC, Series 1694, Class Z              03/15/24     6.500          486,253
     21     FHLMC REMIC, Series 1775, Class Z              03/15/25     8.500           20,474
      3     FHLMC REMIC, Series 2258, Class F              06/15/29     5.719^           2,690
    167     FHLMC REMIC, Series 2411, Class FJ             12/15/29     5.719^         167,396

PRINCIPAL
AMOUNT                                                  MATURITY       INTEREST
(000)                                                     DATES          RATES       VALUE
---------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--(CONCLUDED)
  $ 630  FNMA REMIC, Trust 1987-002, Class Z               11/25/17    11.000%    $   701,454
    480  FNMA REMIC, Trust 1988-007, Class Z               04/25/18     9.250         506,089
      5  FNMA REMIC, Trust 1992-074, Class Z               05/25/22     8.000           5,277
     30  FNMA REMIC, Trust 1992-129, Class L               07/25/22     6.000          30,671
     89  FNMA REMIC, Trust 1992-158, Class ZZ              08/25/22     7.750          93,603
  1,188  FNMA REMIC, Trust 1993-037, Class PX              03/25/23     7.000       1,223,655
      4  FNMA REMIC, Trust 1993-240, Class Z               12/25/13     6.250           4,038
     50  FNMA REMIC, Trust 1993-250, Class Z               12/25/23     7.000          51,414
    114  FNMA REMIC, Trust G92-040, Class ZC               07/25/22     7.000         118,101
    144  FNMA REMIC, Trust G94-006, Class PJ               05/17/24     8.000         151,137
    114  GNMA REMIC, Trust 2000-009, Class FH              02/16/30     5.869^        115,197
  5,160  Indymac Index Mortgage Loan Trust,  Series
         2005-AR2, Class 2A1A                              02/25/35     5.705^      5,186,859
  1,488  Sequoia Mortgage Trust, Series 5, Class A         10/19/26     5.720^      1,490,606
    368  Small Business Administration, Series
         2000-10, Class B1                                 08/01/10     7.449         385,366
  4,779  Structured Asset Mortgage Investments, Inc.,
         Series 2006-AR3, Class 11A1                       04/25/36     5.595^      4,778,423
  2,797  Washington Mutual, Series 2003-R1, Class A1       12/25/27     5.655^      2,795,206
---------------------------------------------------------------------------------------------
Total collateralized mortgage obligations
   (cost--$30,632,170)                                                             31,011,881
=============================================================================================

ASSET-BACKED SECURITIES--3.34%
    216  Centex Home Equity Loan Trust, Series 2005-C,
         Class AV1                                         06/25/35     5.413^        215,823
  5,148  Centex Home Equity Loan Trust, Series 2006-A,
         Class AV1                                         06/25/36     5.435^      5,147,036
    587  Conseco Finance Securitizations Corp.,  Series
         2000-5, Class M1 (1)                              02/01/32     8.400          99,688
  1,638  Embarcadero Aircraft Securitization Trust,
         Series 2000-A, Class B (2)++*                     08/15/25     6.470^         16,381
    671  EMC Mortgage Loan Trust, Series 2003-A,
         Class A2 (2)                                      08/25/40     6.135^        680,840
    159  First Franklin Mortgage Loan Trust, Series
         2003-FF5, Class A2                                03/25/34     5.731^        158,517
    105  Green Tree Financial Corp., Series 1998-2,
         Class A5                                          11/01/16     6.240         102,459
  4,363  Long Beach Mortgage Loan Trust, Series
         2006-WL1, Class 2A1                               01/25/36     5.475^      4,363,999
  3,890  Merrill Lynch Mortgage Investors, Inc.,
         Series 2006-WMC1, Class A2A                       01/25/37     5.465^      3,890,147
    810  Renaissance Home Equity Loan Trust, Series
         2003-2, Class A                                   08/25/33     5.825^        812,538
     58  Specialty Underwriting & Residential Financing,
         Series 2003-BC1, Class A                          01/25/34     5.725^         57,858
  2,538  Specialty Underwriting & Residential Financing,
         Series 2006-BC1, Class A2A                        12/25/36     5.403^      2,538,302
---------------------------------------------------------------------------------------------
Total asset-backed securities (cost--$20,175,321)                                  18,083,588
=============================================================================================

STRIPPED MORTGAGE-BACKED SECURITIES+++--0.21%
    438  FHLMC REMIC, Series 0013, Class B (1)             06/25/23     7.000          94,455
     20  FHLMC REMIC, Series 1554, Class I (1)             08/15/08     6.500             881
    354  FHLMC REMIC, Series 1627, Class PN (1)            09/15/22     6.000           6,248
     34  FHLMC REMIC, Series 2136, Class GD (1)            03/15/29     7.000           7,875

PRINCIPAL
AMOUNT                                                               MATURITY       INTEREST
(000)                                                                  DATES          RATES       VALUE
----------------------------------------------------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES+++--(CONCLUDED)
$   174  FHLMC REMIC, Series 2178, Class PI (1)                      08/15/29        7.500%     $   39,091
     +0  FNMA REMIC, Trust 1992-142, Class KB (1)                    08/25/07       11.980           1,079
     +0  FNMA REMIC, Trust 1992-157, Class JA (1)                    09/25/07       10.146           1,087
 39,630  Hilton Hotel Pool Trust, Series 2000-HLTA, Class X (2)      10/03/15        0.875+/-      968,745
----------------------------------------------------------------------------------------------------------
Total stripped mortgage-backed securities (cost--$1,101,752)                                     1,119,461
==========================================================================================================
CERTIFICATE OF DEPOSIT--2.22%
BANKING-US--2.22%
 12,000  Citibank N.A. (cost--$12,000,000)                           08/22/06        5.165      12,000,000
COMMERCIAL PAPER@--5.40%
BANKING-US--2.70%
 14,800  Bank of America Corp.                                       10/27/06        5.375      14,607,754
FINANCE-NONCAPTIVE DIVERSIFIED--2.70%
 14,800  General Electric Capital Corp.                              10/26/06        5.350      14,610,848
----------------------------------------------------------------------------------------------------------
Total commercial paper (cost--$29,218,602)                                                      29,218,602
==========================================================================================================
SHORT-TERM US GOVERNMENT AND AGENCY OBLIGATIONS@--7.18%
 23,900  Federal Home Loan Mortgage Corp.                            08/01/06 to    4.830 to
                                                                     08/07/06       5.200       23,887,173
 14,400  Federal National Mortgage Association                       08/21/06       4.960       14,360,320
    550  US Treasury Bills^^                                         09/14/06       4.697 to
                                                                                    4.805          546,782
----------------------------------------------------------------------------------------------------------
Total short-term US government and agency obligations (cost--$38,794,275)                       38,794,275
==========================================================================================================
REPURCHASE AGREEMENTS--4.52%
 19,900  Repurchase agreement dated 07/31/06 with
         Credit Suisse, collateralized by
         $19,964,000 US Treasury Notes, 5.625%
         due 05/15/08 (value--$20,420,440); proceeds:
         $19,902,886                                                 08/01/06        5.220      19,900,000
  4,566  Repurchase agreement dated 07/31/06 with
         State Street Bank & Trust Co., collateralized by
         $4,595,000 US Treasury Notes, 5.125%
         due 06/30/11; (value--$4,658,181); proceeds:
         $4,566,616                                                  08/01/06        4.860       4,566,000
----------------------------------------------------------------------------------------------------------
Total repurchase agreements (cost--$24,466,000)                                                 24,466,000
==========================================================================================================

NUMBER OF
CONTRACTS
(000)
---------------------------------------------------------------------------------------------------------
OPTIONS--0.00%

CALL OPTIONS PURCHASED(1)--0.00%
 100,000    3 Month LIBOR(3) Interest Rate Swap, strike @ 4.50%, expires 10/18/06                       0
  41,700    3 Month LIBOR(3) Interest Rate Swap, strike @ 4.73%, expires 02/01/07                  17,514
Total options (cost--$577,822)                                                                     17,514
---------------------------------------------------------------------------------------------------------
Total investments (cost--$764,671,886)--140.01%                                               757,046,867
=========================================================================================================
Liabilities in excess of other assets--(40.01)%                                              (216,338,822)
---------------------------------------------------------------------------------------------------------
Net assets--100.00%                                                                         $ 540,708,045
=========================================================================================================

*     Non-income producing security.

@     Interest rates shown are the discount rates at date of purchase.

+/-   Annualized yield at date of purchase.

^ Floating rate securities. The interest rates shown are the current rates as of July 31, 2006.

^^    Partial amount pledged as collateral for futures transactions.

+     Principal amount is less than $500.

++    Bond interest in default.

+++ Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

(1)   Illiquid securities representing 0.15% of net assets as of July 31, 2006.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.55% of net assets as of July 31, 2006, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(3)   3 Month LIBOR (London Interbank Offered Rate) at July 31, 2006 was 5.466%.

ARM Adjustable Rate Mortgage--The interest rates shown are the current rates as of July 31, 2006.

FHA   Federal Housing Administration

FHLMC Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

REMIC Real Estate Mortgage Investment Conduit

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

WRITTEN OPTIONS

NUMBER OF
CONTRACTS
(000)                                                                                VALUE
-------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN(1)
  43,000    3 Month LIBOR(3) Interest Rate Swap, strike @ 4.56%, expires 10/18/06   $   860
  17,900    3 Month LIBOR(3) Interest Rate Swap, strike @ 4.78%, expires 02/01/07    20,227
-------------------------------------------------------------------------------------------
Total written options (premiums received--$575,705)                                 $21,087
===========================================================================================

(1)  Illiquid securities representing 0.15% of net assets as of July 31, 2006.

(3)  3 Month LIBOR (London Interbank Offered Rate) at July 31, 2006 was 5.466%.

FUTURES CONTRACTS

NUMBER OF                                           IN          EXPIRATION        UNREALIZED
CONTRACTS      CONTRACTS TO RECEIVE            EXCHANGE FOR        DATES         DEPRECIATION
---------------------------------------------------------------------------------------------
    100     90 Day Euro Dollar Futures          23,710,000    December 2006        $ 72,500
    112     90 Day Euro Dollar Futures          26,590,200    March 2007             91,000
    172     90 Day Euro Dollar Futures          40,775,000    June 2007              32,500
    112     90 Day Euro Dollar Futures          26,602,800    September 2007         53,200
    112     90 Day Euro Dollar Futures          26,601,400    December 2007          46,200
                                                                                    295,400
            CONTRACTS TO DELIVER
    160     US Treasury Note 10 Year Futures    16,754,031    September 2006        210,969
                                                                                   $506,369

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust
UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS--JULY 31, 2006

PRINCIPAL
AMOUNT                                                MATURITY   INTEREST
(000)*                                                  DATES      RATES       VALUE
---------------------------------------------------------------------------------------
US GOVERNMENT OBLIGATIONS--19.06%
  $ 9,685   US Treasury Notes (1)                     09/30/07    4.000%    $ 9,565,071
   25,385   US Treasury Notes                         10/31/07    4.250      25,135,110
    1,200   US Treasury Notes (1)                     02/29/08    4.625       1,192,781
   10,545   US Treasury Notes (1)                     05/31/08    4.875      10,519,871
   10,000   US Treasury Notes                         06/30/08    5.125      10,024,610
   22,245   US Treasury Notes                         11/15/08    4.375      21,966,937
      345   US Treasury Notes                         05/15/16    5.125         348,585
---------------------------------------------------------------------------------------
Total US government obligations (cost--$78,643,961)                          78,752,965
=======================================================================================
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATE--0.35%
    1,498   GNMA II ARM (cost--$1,468,576)            06/20/34    3.750       1,455,228
FEDERAL HOME LOAN BANK CERTIFICATES--5.00%
    4,485   FHLB                                      03/07/07    3.050       4,417,039
    7,400   FHLB                                      03/07/07    3.750       7,325,304
    9,000   FHLB                                      05/08/07    4.250       8,919,351
---------------------------------------------------------------------------------------
Total federal home loan bank certificates (cost--$20,771,662)                20,661,694
=======================================================================================
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--6.79%
    4,200   FHLMC                                     03/16/07    2.700       4,128,306
    3,875   FHLMC                                     04/19/07    3.010       3,809,086
    1,125   FHLMC                                     02/27/09    3.750       1,080,759
      182   FHLMC                                     08/01/20    5.000         176,197
      806   FHLMC                                     09/01/20    5.000         782,185
    1,005   FHLMC                                     10/01/20    5.000         975,995
      840   FHLMC                                     11/01/20    5.000         814,978
    8,130   FHLMC                                     12/01/20    5.000       7,892,542
    1,209   FHLMC                                     01/01/21    5.000       1,173,655
      173   FHLMC                                     03/01/21    5.000         168,182
    3,448   FHLMC                                     04/01/21    5.000       3,347,196
      240   FHLMC                                     05/01/21    5.000         232,904
    1,379   FHLMC ARM                                 12/01/34    4.195       1,323,063
    2,145   FHLMC ARM                                 05/01/36    5.432       2,128,493
---------------------------------------------------------------------------------------
Total federal home loan mortgage corporation certificates
   (cost--$28,154,999)                                                       28,033,541
=======================================================================================
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--4.54%
3,775       FNMA                                      01/30/07    2.710       3,724,200
1,915       FNMA                                      01/26/09    4.000       1,860,484
1,655       FNMA                                      11/01/11    5.793       1,670,974
1,460       FNMA                                      08/01/12    5.250       1,440,824
  845       FNMA                                      05/01/13    4.625         801,995
  548       FNMA ARM                                  08/01/32    5.547         546,050
1,966       FNMA ARM                                  04/01/34    3.999       1,910,780
1,437       FNMA ARM                                  06/01/34    3.851       1,380,716
5,574       FNMA ARM                                  07/01/35    4.658       5,429,816
---------------------------------------------------------------------------------------
Total federal national mortgage association certificates
   (cost--$19,218,309)                                                       18,765,839
=======================================================================================

PRINCIPAL
AMOUNT                                                MATURITY   INTEREST
(000)*                                                  DATES      RATES       VALUE
---------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--26.95%
$   2,460   Banc of America Commercial Mortgage,
            Inc., Series 2000-1, Class A2A            11/15/31    7.333%    $ 2,582,905
    1,975   Banc of America Commercial Mortgage,
            Inc., Series 2001-1, Class A2             04/15/36    6.503       2,041,842
    2,145   Banc of America Commercial Mortgage,
            Inc., Series 2002-PB2, Class A4           06/11/35    6.186       2,206,404
    1,997   Bear Stearns Alternative Loan Trust-A
            Trust, Series 2004-13, Class A1           11/25/34    5.755^      2,001,424
    3,224   Bear Stearns ARM Trust, Series 2004-5,
            Class 2A                                  07/25/34    4.014       3,111,828
    2,400   Bear Stearns Commercial Mortgage
            Securities, Series 2003-T12,
            Class A4                                  08/13/39    4.680       2,273,550
    2,000   Chase Commercial Mortgage Securities
            Corp., Series 1999-2, Class A2            01/15/32    7.198       2,096,803
    1,453   Commercial Mortgage Acceptance Corp.,
            Series 1998-C2, Class A2                  09/15/30    6.030       1,460,595
    2,698   CS First Boston Mortgage Securities
            Corp., Series 1998-C1, Class A1B          05/17/40    6.480       2,735,894
    2,010   FHLMC REMIC Trust, Series 2626,
            Class NA                                  06/15/23    5.000       1,987,059
    2,916   FHLMC REMIC Trust, Series 3154,
            Class PJ                                  03/15/27    5.500       2,909,320
    3,439   FHLMC REMIC Trust, Series 3162,
            Class OA                                  10/15/26    6.000       3,466,556
    3,200   First Horizon Alternative Mortgage
            Securities, Series 2006-FA2,
            Class 1A5                                 05/25/36    6.000       3,213,379
    1,285   First Union-Lehman Brothers-Bank of
            America, Series 1998-C2, Class A2         11/18/35    6.560       1,300,933
    3,125   First Union-National Bank Commercial
            Mortgage Trust, Series 2001-C3,
            Class A3                                  08/15/33    6.423       3,236,908
    3,209   FNMA REMIC Trust, Series 2004-25,
            Class PA                                  10/25/30    5.500       3,186,454
    2,319   FNMA REMIC Trust, Series 2004-36,
            Class BS                                  11/25/30    5.500       2,312,601
    3,509   FNMA REMIC Trust, Series 2005-47,
            Class PA                                  09/25/24    5.500       3,500,078
    1,728   FNMA REMIC Trust, Series 2005-57,
            Class PA                                  05/25/27    5.500       1,724,264
    2,270   FNMA REMIC Trust, Series 2005-70,
            Class KB                                  05/25/35    5.500       2,252,822
    2,404   FNMA REMIC Trust, Series 2005-83,
            Class LA                                  10/25/35    5.500       2,381,207
    2,508   FNMA REMIC Trust, Series 2005-109,
            Class PV                                  10/25/32    6.000       2,527,468
    3,302   FNMA REMIC Trust, Series 2006-53,
            Class BA                                  02/25/27    6.000       3,322,722
      828   FNMA REMIC Trust, Series 2006-62,
            Class TA                                  06/25/28    5.500         825,330
    2,699   FNMA REMIC Trust, Series 2006-63,
            Class QB                                  09/25/27    5.500       2,689,108
    2,544   FNMA REMIC Trust, Series 2006-65,
            Class HA                                  02/25/29    5.500       2,533,741
    1,484   GMAC Commercial Mortgage Securities,
            Inc., Series 1999-C3, Class A2            08/15/36    7.179       1,543,554
    2,835   GMAC Commercial Mortgage Securities,
            Inc., Series 2000-C3, Class A2            09/15/35    6.957       2,979,040
    2,520   GMAC Commercial Mortgage Securities,
            Inc., Series 2001-C1, Class A2            04/15/34    6.465       2,612,561
    1,650   GMAC Commercial Mortgage Securities,
            Inc., Series 2005-C1, Class AM            05/10/43    4.754       1,537,487
      700   Goldman Sachs Mortgage Securities Corp.
            II, Series 2005-GG4, Class A4A            07/10/39    4.751         655,561

PRINCIPAL
AMOUNT                                                                       MATURITY    INTEREST
(000)*                                                                        DATES        RATES         VALUE
-----------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--(CONCLUDED)
   $2,090   J.P. Morgan Chase Commercial Mortgage
            Securities, Series 2004-CBX, Class A4                             01/12/37     4.529%    $  1,997,929
    3,956   J.P. Morgan Mortgage Trust, Series 2006-A2, Class 5A3             11/25/33     3.753        3,853,504
    3,591   Lehman Brothers Commercial Conduit Mortgage
            Trust, Series 1998-C1, Class A3                                   02/18/30     6.480        3,618,845
    1,830   Lehman Brothers Commercial Conduit Mortgage
            Trust, Series 1998-C4, Class A1B                                  10/15/35     6.210        1,853,133
      366   Lehman Brothers Commercial Conduit Mortgage
            Trust, Series 1999-C2, Class A1                                   10/15/32     7.105          367,343
    2,500   Morgan Stanley Capital I, Series 1999-LIFE, Class A2              04/15/33     7.110        2,603,379
    2,600   Morgan Stanley Capital I, Series 2005-HQ6, Class A2A              08/13/42     4.882        2,539,303
    2,698   Nationslink Funding Corp., Series 1998-2, Class A2                08/20/30     6.476        2,733,022
       62   Nationslink Funding Corp., Series 1999-SL, Class A6               11/10/30     6.608           61,977
    3,177   Residential Accredit Loans, Inc., Series 2006-QS2, Class 1A9      02/25/36     5.500        3,152,839
    1,740   Small Business Administration, Series 2004-P10B, Class 1          08/10/14     4.754        1,653,266
      728   Structured ARM Loan Trust, Series 2004-13, Class A2               09/25/34     5.685          729,678
    1,427   Structured Asset Securities Corp., Series 2003-2, Class C (3)     01/21/09     4.000^       1,426,804
      983   Structured Asset Securities Corp., Series 2003-AL1, Class A (2)   04/25/31     3.356          868,045
    2,781   Structured Asset Securities Corp., Series 2004-6,
            Class 4A1 ARM                                                     06/25/34     4.843        2,711,139
    2,311   TIAA Real Estate CDO Ltd., Series 2001-C1A, Class A3 (2)          06/19/26     6.560        2,339,831
    2,860   Washington Mutual Asset Securities Corp.,
            Series 2005-C1A, Class A2 (2)                                     05/25/36     5.150        2,825,754
    2,885   Wells Fargo Mortgage Backed Securities Trust,
            Series 2004-H, Class A1                                           06/25/34     4.523^       2,787,722
-----------------------------------------------------------------------------------------------------------------
Total collateralized mortgage obligations (cost--$112,902,987)                                        111,332,911
=================================================================================================================

ASSET-BACKED SECURITIES--17.83%
   3,000    American Express Master Credit Card Trust,
            Series 2005-5, Class A                                            02/15/13     5.409^       3,000,418
   2,800    Bank One Issuance Trust, Series 2003-A3, Class A3                 12/15/10     5.479^       2,805,045
   3,800    Capital Auto Receivables Asset Trust, Series 2005-1, Class A4     07/15/09     4.050        3,751,499
   3,800    Chase Credit Card Master Trust, Series 2003-6, Class A            02/15/11     5.479^       3,808,748
   2,800    Chase Issuance Trust, Series 2004-A9, Class A9                    06/15/10     3.220        2,728,492
   3,200    Chase Manhattan Auto Owner Trust,
            Series 2006-A, Class A3                                           07/15/10     5.340        3,200,023
   2,890    Citibank Credit Card Issuance Trust,
            Series 1998-2, Class A                                            01/15/10     6.050        2,919,268
   3,475    Citibank Credit Card Issuance Trust,
            Series 2003-A6, Class A6                                          05/17/10     2.900        3,329,815
   4,175    Citibank Credit Card Issuance Trust,
            Series 2003-A9, Class A9                                          11/22/10     5.269^       4,180,877
   3,325    Citibank Credit Card Issuance Trust,
            Series 2004-A1, Class A1                                          01/20/09     2.550        3,281,119
   3,325    Citibank Credit Card Issuance Trust,
            Series 2004-A4, Class A4                                          08/24/09     3.200        3,245,699

PRINCIPAL
 AMOUNT                                                                      MATURITY    INTEREST
  (000)*                                                                      DATES        RATES         VALUE
-----------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--(concluded)
   $1,234   Countrywide Asset-Backed Certificates,
            Series 2005-4, Class AF1                                          10/25/35     5.515%^   $ 1,234,314
    2,346   Countrywide Asset-Backed Certificates,
            Series 2005-13, Class 3AV1                                        04/25/36     5.475^       2,346,108
    2,715   Countrywide Asset-Backed Certificates,
            Series 2005-IM3, Class A1                                         03/25/36     5.505^       2,715,265
    1,915   Countrywide Asset-Backed Certificates,
            Series 2006-IM1, Class A1                                         04/25/36     5.475^       1,915,450
    1,578   DaimlerChrysler Auto Trust, Series 2004-B, Class A3               09/08/08     3.180        1,563,701
    3,075   DaimlerChrysler Auto Trust, Series 2005-B, Class A3               09/08/09     4.040        3,039,001
    2,000   Epoch 2002 Ltd. (2)                                               05/30/07     5.410^       2,012,000
    3,325   Ford Credit Auto Owner Trust, Series 2006-A, Class A3             03/15/10     5.050        3,306,245
    2,925   MBNA Master Credit Card Trust, Series 2004-A4, Class A4           09/15/09     2.700        2,870,457
    3,775   Nissan Auto Receivables Owner Trust,
            Series 2006-B, Class A3                                           02/15/10     5.160        3,762,432
    3,725   Nissan Auto Receivables Owner Trust,
            Series 2006-C, Class A4                                           06/15/12     5.450        3,736,641
    2,432   Residential Asset Mortgage Products, Inc.,
            Series 2006-RS2, Class A1                                         03/25/36     5.465^       2,432,499
    3,300   Sallie Mae Student Loan Trust, Series 2005-8, Class A4            01/25/28     4.250        3,220,107
    3,275   Wachovia Auto Owner Trust, Series 2006-A, Class A3                02/22/11     5.350        3,275,685
-----------------------------------------------------------------------------------------------------------------
Total asset-backed securities (cost--$74,195,878)                                                      73,680,908
=================================================================================================================

CORPORATE NOTES--30.96%
AEROSPACE & DEFENSE--0.31%
      565   Northrop Grumman Corp.                                            11/16/06     4.079          562,539
      689   Raytheon Co.                                                      08/15/07     6.750          695,603
                                                                                                        1,258,142
AIRLINES--0.12%
      514   Continental Airlines, Inc.                                        02/02/19     6.545          513,679

AUTOMOTIVE--0.39%
      800   DaimlerChrysler N.A. Holding                                      06/15/10     4.875          770,825
      200   DaimlerChrysler N.A. Holding                                      11/15/13     6.500          202,161
      660   Johnson Controls, Inc.                                            01/15/11     5.250          647,182
                                                                                                        1,620,168
BANKING-NON-US--1.19%
      550   Barclays Bank PLC                                                 12/15/34+++  6.278+/-       497,035
      310   HBOS PLC (2)                                                      10/01/15+++  5.920+/-       290,871
      390   HBOS Treasury Services PLC (2)                                    01/12/07     3.125          385,892
      500   HBOS Treasury Services PLC (2)                                    09/30/08     3.750          482,785
    1,400   Kreditanstalt Fuer Wiederaufbau                                   09/21/07     3.250        1,367,152
      650   National Westminster Bank                                         10/16/07+++  7.750+/-       664,843
      850   RBS Capital Trust III                                             09/30/14+++  5.512+/-       804,643
      425   Swedish Export Credit Corp.                                       01/15/08     3.500          415,059
                                                                                                        4,908,280

PRINCIPAL
AMOUNT                                                MATURITY     INTEREST
(000)*                                                  DATES        RATES        VALUE
------------------------------------------------------------------------------------------
CORPORATE NOTES--(CONTINUED)
BANKING-US--6.49%
$  200      BAC Capital Trust XI                      05/23/36       6.625%    $   203,781
   400      BankBoston N.A.                           04/15/08       6.375         405,625
 3,200      Bank of America Corp.                     03/24/09       5.470^      3,201,539
 1,315      Bank of America Corp.                     02/15/10       7.800       1,410,019
    90      Bank of America Corp.                     08/01/10       4.500          87,028
   250      Bank One Corp.                            06/30/08       2.625         237,356
   975      Bank One N.A., Illinois^^^                01/15/08       3.700         950,584
 1,300      DEPFA Asset Covered Securities Bank (2)   10/28/15       4.875       1,248,121
   825      Deutsche Bank AG NY                       03/15/07       3.843^        811,800
 3,925      HSBC Bank USA                             06/07/07       3.870       3,925,000
   250      Huntington National Bank                  10/16/06       2.750         248,586
   635      Suntrust Bank                             10/15/07       3.625         620,252
   430      Suntrust Bank                             10/15/08       4.000         417,353
   500      Suntrust Bank                             06/15/09       4.415         486,060
 1,425      US Bank N.A.                              03/12/07       2.400       1,396,157
   860      US Bank N.A.                              02/01/08       6.500         873,660
 1,240      USB Capital IX                            04/15/11+++    6.189+/-    1,229,688
   785      US Central Credit Union                   05/30/08       2.750         748,516
 1,875      Wachovia Bank N.A.                        03/23/09       5.489^      1,874,029
 1,310      Wachovia Capital Trust III                03/15/11+++    5.800+/-    1,288,775
 1,500      Wachovia Corp.                            11/01/06       4.950       1,497,170
   840      Wachovia Corp.                            12/15/08       5.625         843,068
 1,150      Wells Fargo & Co.                         08/15/08       3.120       1,101,387
 1,545      Wells Fargo & Co.                         01/15/10       4.200       1,486,111
   220      Wells Fargo & Co.                         01/12/11       4.875         214,884
                                                                                26,806,549
DIVERSIFIED FINANCIALS--0.35%
   450      Encana Holdings Financial Corp.           05/01/14       5.800         444,195
   845      Nationwide Building Society (2)           01/30/07       2.625         833,345
   180      Nationwide Building Society (2)           02/01/10       4.250         172,658
                                                                                 1,450,198
DIVERSIFIED MANUFACTURING--0.41%
   690      Tyco International Group SA               08/01/06       5.800         690,000
   975      Tyco International Group SA               10/15/11       6.375       1,005,572
                                                                                 1,695,572
ELECTRIC UTILITIES--0.80%
   520      American Electric Power                   08/16/07       4.709         515,171
   625      DTE Energy Co.                            08/16/07       5.630         624,449
   650      PSEG Funding Trust                        11/16/07       5.381         647,268
   950      Scottish Power PLC                        03/15/10       4.910         924,304
   600      SP Powerassets Ltd. (2)                   10/22/08       3.800         577,869
                                                                                 3,289,061
ELECTRONICS--0.03%
   115      Loral Corp.                               09/15/23       7.000         125,120

PRINCIPAL
AMOUNT                                                MATURITY     INTEREST
(000)*                                                 DATES         RATES        VALUE
------------------------------------------------------------------------------------------
CORPORATE NOTES--(CONTINUED)
ENERGY--0.41%
$  675      Anadarko Petroleum Corp.                  05/01/08       3.250%    $   647,661
    60      Conoco Funding Co.                        10/15/06       5.450          59,992
   340      Florida Power Corp.                       03/01/13       4.800         322,340
   675      Ocean Energy, Inc.                        10/01/07       4.375         665,281
                                                                                 1,695,274
FINANCE-CONSUMER--0.29%
 1,175      Commercial Credit Co.                     07/01/07       6.750       1,184,686

FINANCIAL SERVICES--10.01%
   450      Bank of New York Co., Inc. MTN^^^         09/01/07       3.900         442,143
   550      Bear Stearns Co., Inc.                    03/25/09       3.250         520,353
   670      Bear Stearns Co., Inc.                    06/23/10       4.550         647,004
 4,445      Citigroup, Inc.                           02/22/10       4.125       4,257,319
   340      Citigroup, Inc.                           08/03/10       4.625         330,254
 2,875      Eksportfinans A/S                         07/15/09       4.375       2,802,030
 1,900      Eksportfinans A/S                         05/25/16       5.500       1,908,558
 1,225      General Electric Capital Corp.            08/15/07       3.500       1,199,581
 4,555      General Electric Capital Corp.            11/15/11       5.000       4,450,476
 3,650      General Electric Capital Corp. MTN        01/15/08       5.550^      3,652,993
   695      General Electric Capital Corp. MTN        09/01/09       4.125         670,692
 2,350      General Electric Capital Corp. MTN        10/21/10       4.875       2,300,041
 3,925      Goldman Sachs Group, Inc.                 01/15/11       5.000       3,828,398
   350      HSBC Finance Corp.                        01/30/07       5.750         350,464
    50      HSBC Finance Corp.                        08/01/10       6.375          51,422
 1,530      J.P. Morgan Chase& Co.                    02/01/08       4.000       1,497,298
   450      Lehman Brothers Holdings, Inc.            03/13/09       3.600         429,874
   895      Lehman Brothers Holdings, Inc.            04/25/11       5.750         900,318
   905      Lehman Brothers Holdings, Inc.            07/18/11       5.750         908,472
   800      Massmutual Global Funding (2)             07/15/08       2.550         757,070
 4,775      Morgan Stanley                            03/07/08       5.286^      4,776,662
 1,460      Morgan Stanley                            01/21/11       5.050       1,427,975
   250      Morgan Stanley                            04/15/11       6.750         261,228
   575      Morgan Stanley                            04/01/12       6.600         601,134
 1,000      New York Life Global Funding MTN (2)      01/15/09       3.875         963,660
   455      Principal Life Global Funding (2)         04/30/08       3.625         440,400
   345      State Street Corp.                        06/15/10       7.650         369,032
   250      TIAA Global Markets (2)                   01/22/08       3.875         243,988
   375      US Bancorp                                08/23/07       3.950         367,834
                                                                                41,356,673
INSURANCE--1.41%
   575      Allstate Financial Global Funding II(2)   10/22/06       2.625         571,257
 1,430      Berkshire Hathaway Finance Corp.          01/15/10       4.125       1,370,300
 1,350      Chubb Corp.                               11/16/07       4.934       1,339,616
 1,465      Lincoln National Corp.                    05/17/66       7.000^      1,487,683
   235      Metropolitan Life Global Funding (2)      07/30/09       4.250         228,627

PRINCIPAL
AMOUNT                                                MATURITY     INTEREST
(000)*                                                 DATES         RATES        VALUE
------------------------------------------------------------------------------------------
CORPORATE NOTES--(CONTINUED)
INSURANCE--(CONCLUDED)
$  850      Prudential Financial, Inc.                05/01/08       3.750%    $   824,833
                                                                                 5,822,316
MEDIA--0.89%
 1,525      Comcast Corp.                             11/15/10       5.450       1,510,717
   550      Comcast Corp.                             03/15/16       5.900         535,849
   745      Lenfest Communications, Inc.              02/15/08       7.625         765,013
   225      News America Holdings                     07/15/24       9.500         280,307
   200      News America Holdings                     02/23/25       8.500         228,578
   350      Time Warner, Inc.                         02/01/24       7.570         373,241
                                                                                 3,693,705
MEDICAL PROVIDERS--0.70%
 1,980      Aetna, Inc.                               06/15/16       6.000       1,979,962
   950      WellPoint, Inc.                           01/15/11       5.000         926,699
                                                                                 2,906,661
OIL & GAS--0.37%
 1,250      ConocoPhillips Co.                        05/25/10       8.750       1,388,091
   150      Encana Corp.                              08/15/09       4.600         145,772
                                                                                 1,533,863
OIL REFINING--0.13%
   225      Enterprise Products Operating LP          10/15/07       4.000         220,225
   300      Tosco Corp.                               01/01/07       7.250         301,616
                                                                                   521,841
OIL SERVICES--0.21%
   850      Halliburton Co.                           10/15/10       5.500         847,408

PHARMACEUTICALS--0.95%
   875      Abbott Laboratories                       05/15/11       5.600         877,820
   460      Merck& Co., Inc.                          03/30/07       2.500         451,182
   340      Schering-Plough Corp.                     12/01/13       5.550         333,189
 2,340      Wyeth                                     02/15/16       5.500       2,267,464
                                                                                 3,929,655
RAILROADS--0.30%
   750      Canadian National Railway Co.             03/15/13       4.400         698,443
   555      Union Pacific Corp.                       12/01/06       6.700         556,758
                                                                                 1,255,201
REAL ESTATE INVESTMENT TRUSTS--0.90%
   340      Archstone-Smith Operating Trust           08/15/07       5.000         337,620
   555      AvalonBay Communities, Inc. MTN           08/01/07       5.000         547,693
   280      AvalonBay Communities, Inc. MTN           11/01/12       6.125         285,263
   780      ERP Operating LP                          03/15/12       6.625         814,580
   800      Prologis                                  11/15/10       5.250         784,726
   225      Rouse Co.                                 03/15/09       3.625         209,324
   315      Rouse Co.                                 11/26/13       5.375         287,922
   460      Spieker Properties LP                     01/15/08       6.750         465,073
                                                                                 3,732,201

PRINCIPAL
AMOUNT                                                          MATURITY   INTEREST
(000)*                                                            DATES      RATES       VALUE
--------------------------------------------------------------------------------------------------
CORPORATE NOTES--(CONCLUDED)
RETAIL--0.15%
  $  130    Federated Department Stores                         09/01/08     6.625%   $    132,530
     440    May Department Stores Co.                           10/15/16     7.450         473,476
                                                                                           606,006
SOFTWARE--0.48%
   1,700    Oracle Corp./Ozark Holdings                         01/15/11     5.000       1,655,700
     350    Oracle Corp./Ozark Holdings                         01/15/16     5.250         332,471
                                                                                         1,988,171
SPECIALTY PURPOSE ENTITY--0.41%
     330    BAE Systems Holdings, Inc. (2)                      08/15/15     5.200         307,643
   1,425    UnitedHealth Group                                  03/15/11     5.250       1,403,709
                                                                                         1,711,352
TELECOMMUNICATIONS--1.91%
   1,585    AT&T Broadband Corp.                                03/15/13     8.375       1,775,180
     110    Cox Communications, Inc.                            11/01/10     7.750         117,528
     350    Cox Communications, Inc.                            10/01/12     7.125         364,453
     725    SBC Communications, Inc. (2)                        06/05/07     4.214         716,648
      95    SBC Communications, Inc.                            02/01/12     5.875          94,718
     475    Sprint Capital Corp.                                01/30/11     7.625         506,975
     100    TCI Communications, Inc.                            08/01/13     7.875         108,562
      50    TCI Communications, Inc.                            08/01/15     8.750          57,461
     265    Telecom Italia Capital                              11/15/13     5.250         248,345
     205    Telecom Italia Capital                              10/01/15     5.250         188,442
   1,450    Telefonica Emisones SAU                             06/20/16     6.421       1,468,051
     235    Telefonica Europe BV                                09/15/10     7.750         250,954
   2,030    Verizon New Jersey, Inc.                            01/17/12     5.875       2,012,053
                                                                                         7,909,370
UTILITIES--0.90%
     875    Dominion Resources, Inc.                            11/15/06     3.660         870,214
     650    Dominion Resources, Inc.                            12/15/09     5.125         638,961
     100    Dominion Resources, Inc.                            09/15/14     7.195         106,334
     950    Nisource Finance Corp.                              11/23/09     5.764^        951,369
   1,075    Nisource Finance Corp.                              11/15/10     7.875       1,153,049
                                                                                         3,719,927
WIRELESS TELECOMMUNICATIONS--0.45%
     900    Vodafone Group PLC                                  01/30/08     3.950         879,939
     920    Vodafone Group PLC                                  02/15/10     7.750         977,541
                                                                                         1,857,480
--------------------------------------------------------------------------------------------------
Total corporate notes (cost--$130,236,320)                                             127,938,559
==================================================================================================
INTERNATIONAL GOVERNMENT OBLIGATIONS--0.27%
     685    United Mexican States                               03/03/15     6.625         714,113
     400    United Mexican States                               09/27/34     6.750         407,400
--------------------------------------------------------------------------------------------------
Total international government obligations (cost--$1,095,651)                            1,121,513
==================================================================================================

PRINCIPAL
 AMOUNT                                                           MATURITY   INTEREST
 (000)*                                                             DATES      RATES       VALUE
--------------------------------------------------------------------------------------------------
SHORT-TERM INTERNATIONAL GOVERNMENT OBLIGATIONS^^--1.25%
FRANCE--1.25%
EUR4,068    Republic of France Treasury Bills (cost--$5,151,478)  10/05/06   2.923 to
                                                                             2.928%     $5,164,590
SHORT-TERM US GOVERNMENT AGENCY OBLIGATION^^--0.51%
   2,100    Federal Home Loan Bank (cost--$2,098,205)             08/07/06     5.130     2,098,205
REPURCHASE AGREEMENT--0.02%
      91    Repurchase agreement dated 07/31/06 with State
            Street Bank & Trust Co., collateralized by  $95,454
            US Treasury Notes, 3.500% to 5.125% due 08/15/09 to
            06/30/11; (value--$92,820); proceeds: $91,012
            (cost--$91,000)                                       08/01/06     4.860       91,000

NUMBER OF
SHARES
(000)
--------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED--2.55%
MONEY MARKET FUNDS+--0.37%
     ++0    AIM Prime Portfolio                                                5.216           222
   1,543    UBS Private Money Market Fund LLC **                               5.195     1,543,142
--------------------------------------------------------------------------------------------------
Total money market funds (cost--$1,543,364)                                              1,543,364
==================================================================================================

PRINCIPAL
AMOUNT
(000)*
-------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--2.18%
   4,000    Repurchase agreement dated 07/31/06 with Barclays
            Bank PLC, collateralized by $4,055,000 Federal Home
            Loan Mortgage Corp. obligations, 4.790% due 08/04/10;
            (value--$4,080,631); proceeds: $4,000,584                08/01/06     5.260       4,000,000
   5,000    Repurchase agreement dated 07/31/06 with Deutsche
            Bank Securities, Inc., collateralized by $5,137,000
            Federal Home Loan Mortgage Corp. obligations, 2.700%
            due 03/16/07; (value--$5,100,707); proceeds:
            $5,000,731                                               08/01/06     5.260       5,000,000
-------------------------------------------------------------------------------------------------------
Total repurchase agreements (cost--$9,000,000)                                                9,000,000
=======================================================================================================
Total investments of cash collateral from securities
   loaned (cost--$10,543,364)                                                                10,543,364
=======================================================================================================
Total investments (cost--$484,572,390)--116.08%                                             479,640,317
=======================================================================================================
Liabilities in excess of other assets--(16.08)%                                             (66,446,059)
Net assets--100.00%                                                                        $413,194,258

*    In US Dollars unless otherwise indicated.

(1)  Security, or portion thereof, was on loan at July 31, 2006.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 3.94% of net assets as of July 31, 2006, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(3)  Illiquid security representing 0.35% of net assets as of July 31, 2006.

^ Floating rate securities. The interest rates shown are the current rates as of July 31, 2006.

^^     Interest rate shown is the discount rate at date of purchase.

+      Interest rates shown reflect yield at July 31, 2006.

++     Amount represents less than 500 shares.

+++    Perpetual bond security. The maturity date reflects the next call date.

+/- Variable rate securities--The interest rates shown are the current rates as of July 31, 2006, and reset at the next call date.

^^^    Entire amount pledged as collateral for futures transactions.

ARM Adjustable Rate Mortgage--The interest rates shown are the current rates as of July 31, 2006.

CDO    Collateralized Debt Obligation.

EUR    Euro Dollar.

FHLB   Federal Home Loan Bank.

FHLMC  Federal Home Loan Mortgage Corporation.

FNMA   Federal National Mortgage Association.

GMAC   General Motors Acceptance Corporation.

GNMA   Government National Mortgage Association.

MTN    Medium Term Note.

REMIC  Real Estate Mortgage Investment Conduit.

** The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2006.

                                                                                                 INCOME
                                                    PURCHASES        SALES                    EARNED FROM
                                                   DURING THE     DURING THE                 AFFILIATE FOR
SECURITY                              VALUE AT     YEAR ENDED     YEAR ENDED     VALUE AT    THE YEAR ENDED
DESCRIPTION                           07/31/05      07/31/06       07/31/06      07/31/06       07/31/06
-----------------------------------------------------------------------------------------------------------
UBS Private Money Market Fund LLC   $21,399,173   $314,784,667   $334,640,698   $1,543,142      $11,689

FUTURES CONTRACTS

                                                                                 UNREALIZED
NUMBER OF                                           IN          EXPIRATION      APPRECIATION
CONTRACTS   CONTRACTS TO RECEIVE               EXCHANGE FOR        DATES       (DEPRECIATION)
---------------------------------------------------------------------------------------------
  480       US Treasury Note 10 Year Futures    $50,513,351   September 2006      $381,649
            CONTRACTS TO DELIVER
    5       US Treasury Bond 20 Year Futures        536,709   September 2006        (4,697)
   41       US Treasury Note 5 Year Futures       4,263,632   September 2006        (9,337)
                                                                                   (14,034)
                                                                                  $367,615

ISSUER BREAKDOWN BY COUNTRY (UNAUDITED)

                                                                 PERCENTAGE OF
                                                               PORTFOLIO ASSETS
--------------------------------------------------------------------------------
United States                                                        94.3%
United Kingdom                                                        1.4
France                                                                1.1
Norway                                                                1.0
Luxembourg                                                            0.4
Spain                                                                 0.3
Canada                                                                0.3
Germany                                                               0.3
Ireland                                                               0.3
Mexico                                                                0.2
Singapore                                                             0.1
Italy                                                                 0.1
Sweden                                                                0.1
Netherlands                                                           0.1
--------------------------------------------------------------------------------
Total                                                               100.0%
================================================================================

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust
UBS PACE STRATEGIC FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS--JULY 31, 2006

PRINCIPAL
AMOUNT                                                         MATURITY   INTEREST
(000)#                                                           DATES      RATES       VALUE
------------------------------------------------------------------------------------------------
US GOVERNMENT OBLIGATIONS--0.47%
$2,700  US Treasury Notes (cost--$2,634,546)                   12/15/10     4.375%   $ 2,643,787

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--0.10%
   102  GNMA                                                   06/15/17     8.000        107,251
   117  GNMA                                                   07/15/17     8.000        122,892
    62  GNMA                                                   09/15/17     8.000         65,446
   138  GNMA                                                   11/15/17     8.000        145,139
    16  GNMA II ARM                                            11/20/23     5.125         16,002
    19  GNMA II ARM                                            07/20/25     4.750         19,051
    43  GNMA II ARM                                            01/20/26     5.375         42,993
    63  GNMA II ARM                                            05/20/26     4.375         63,465
------------------------------------------------------------------------------------------------
Total government national mortgage
   association certificates (cost--$585,976)                                             582,239
================================================================================================

FEDERAL HOME LOAN BANK CERTIFICATE--0.33%
 1,900  FHLB (cost--$1,841,888)                                12/20/11     5.000      1,852,610

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--1.79%
 3,747  FHLMC                                                  11/01/08     4.500      3,656,920
 1,531  FHLMC                                                  05/01/25     7.645      1,609,915
 2,272  FHLMC                                                  05/01/35     5.500      2,192,555
   376  FHLMC                                                  09/01/35     5.000        355,722
   189  FHLMC                                                  10/01/35     5.000        178,648
 1,674  FHLMC                                                  11/01/35     5.000      1,584,075
   599  FHLMC                                                  04/01/36     5.500        578,881
------------------------------------------------------------------------------------------------
Total federal home loan mortgage
   corporation certificates (cost--$10,313,919)                                       10,156,716
================================================================================================

FEDERAL HOUSING ADMINISTRATION CERTIFICATES--0.05%
   174  FHA GMAC                                               06/30/21     7.430        174,352
    82  FHA Reilly                                             08/01/20     7.430         82,225
    43  FHA Reilly                                             10/01/20     7.430         43,008
------------------------------------------------------------------------------------------------
Total federal housing administration
   certificates (cost--$311,630)                                                         299,585
================================================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--9.85%
 3,656  FNMA                                                   12/01/09     6.970      3,801,158
    73  FNMA                                                   01/01/35     5.500         71,028
   942  FNMA                                                   09/01/35     5.000        892,140
 1,000  FNMA                                                   11/01/35     5.500        971,807
   858  FNMA                                                   01/01/36     5.500        833,594
 1,182  FNMA                                                   03/01/36     5.500      1,147,989
   790  FNMA                                                   04/01/36     5.500        767,725
 4,528  FNMA                                                   05/01/36     5.500      4,397,501
 2,142  FNMA                                                   06/01/36     5.500      2,080,549
    82  FNMA ARM                                               04/01/27     6.205         83,518
   114  FNMA ARM                                               05/01/27     6.191        116,004
   292  FNMA ARM                                               05/01/30     5.321        294,093
 3,029  FNMA ARM                                               07/01/34     4.518      2,978,761
18,233  FNMA ARM                                               11/01/34     4.192     17,951,990

PRINCIPAL
AMOUNT                                                               MATURITY   INTEREST
(000)#                                                                 DATES      RATES       VALUE
------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--(CONCLUDED)
 $   556    FNMA ARM                                                 08/01/40    5.543%    $   561,675
     262    FNMA ARM COFI                                            11/01/26    3.498^        262,755
  16,000    FNMA TBA                                                 TBA         5.000      15,130,000
   2,200    FNMA TBA                                                 TBA         5.500       2,136,064
   1,500    FNMA TBA                                                 TBA         6.000       1,489,218
------------------------------------------------------------------------------------------------------
Total federal national mortgage association
   certificates (cost--$56,077,132)                                                         55,967,569
======================================================================================================

COLLATERALIZED MORTGAGE OBLIGATIONS--43.36%
   7,495    Banc of America Funding Corp., Series 2005-D, Class A1   05/25/35    4.114^      7,254,000
      16    Bank of America Mortgage Securities, Inc.,
            Series 2002-G, Class 1A3                                 07/20/32    6.691^         15,884
   5,500    Bear Stearns Commerical Mortgage Securities,
            Series 2006-BBA7, Class A1 (1)                           03/15/19    5.479^      5,499,922
     108    Bear Stearns, Series 2002-2, Class 3A                    06/25/31    6.742^        109,835
     111    Bear Stearns, Series 2003-1, Class 5A1                   04/25/33    5.450^        109,079
     354    Bear Stearns, Series 2003-1, Class 6A1                   04/25/33    5.062^        352,456
     773    Bear Stearns, Series 2003-3, Class 1A                    10/25/33    5.075^        775,623
   3,638    Bear Stearns, Series 2004-3, Class 1A2                   07/25/34    3.831^      3,619,937
   5,400    Bear Stearns, Series 2004-6, Class 1A1                   09/25/34    4.552^      5,348,800
   5,882    Bear Stearns, Series 2004-6, Class 2A1                   09/25/34    5.095^      5,824,289
   5,598    Bear Stearns, Series 2004-7, Class 1A1                   10/25/34    4.923^      5,593,747
   2,479    Bear Stearns, Series 2004-9, Class 2A1                   09/25/34    5.344^      2,459,616
     335    Citicorp Mortgage Securities, Inc.,
            Series 2002-12, Class 2A1                                12/25/32    5.250         328,089
   2,699    Citigroup Mortgage Loan Trust, Inc.,
            Series 2005-11, Class A1A                                12/25/35    4.900^      2,659,716
   5,011    Citigroup Mortgage Loan Trust, Inc.,
            Series 2006-AR1, Class 1A1                               10/25/35    4.900^      4,921,521
   1,588    Countrywide Alternative Loan Trust,
            Series 2003-J3, Class 2A1                                12/25/33    6.250       1,579,945
   2,957    Countrywide Home Loans, Series 2003-R4, Class 2A (1)     01/25/34    6.500       2,995,640
   3,246    Countrywide Home Loans, Series 2004-12, Class 11A2       08/25/34    4.227^      3,203,918
     297    FHLMC REMIC, Series 1278, Class K                        05/15/22    7.000         296,159
       5    FHLMC REMIC, Series 1367, Class KA                       09/15/22    6.500           5,137
   1,383    FHLMC REMIC, Series 1502, Class PXZ                      04/15/23    7.000       1,415,737
     464    FHLMC REMIC, Series 1503, Class PZ                       05/15/23    7.000         474,018
     511    FHLMC REMIC, Series 1534, Class Z                        06/15/23    5.000         496,800
     394    FHLMC REMIC, Series 1548, Class Z                        07/15/23    7.000         403,641
     583    FHLMC REMIC, Series 1562, Class Z                        07/15/23    7.000         599,170
     148    FHLMC REMIC, Series 1694, Class Z                        03/15/24    6.500         148,149
   1,139    FHLMC REMIC, Series 2061, Class Z                        06/15/28    6.500       1,143,058
     512    FHLMC REMIC, Series 2400, Class FQ                       01/15/32    5.869^        517,479
   5,617    FHLMC REMIC, Series 2579, Class DZ                       03/15/34    5.000       4,680,391
   2,221    FHLMC REMIC, Series 2764, Class LZ                       03/15/34    4.500       1,666,380
   3,978    FHLMC REMIC, Series 2764, Class ZG                       03/15/34    5.500       3,609,028
   3,081    FHLMC REMIC, Series 2835, Class JZ                       08/15/34    5.000       2,731,337

PRINCIPAL
AMOUNT                                                                MATURITY   INTEREST
(000)#                                                                  DATES      RATES       VALUE
-------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
 $10,673    FHLMC REMIC, Series 2849, Class PZ                        07/15/33    5.000%    $ 9,103,822
   6,200    FHLMC REMIC, Series 2921, Class PG                        01/15/35    5.000       5,615,395
   4,134    FHLMC REMIC, Series 2981, Class XZ                        03/15/35    5.000       3,471,106
   4,611    FHLMC REMIC, Series 2983, Class TZ                        05/15/35    6.000       4,444,279
   6,421    FHLMC REMIC, Series 3149, Class CZ                        05/15/36    6.000       5,997,955
     352    FHLMC REMIC, Series G23, Class KZ                         11/25/23    6.500         359,214
   1,976    FHLMC REMIC, Series T-054, Class 2A                       02/25/43    6.500       1,999,830
   7,573    FHLMC REMIC, Series T-058, Class 2A                       09/25/43    6.500       7,670,872
   6,248    FHLMC REMIC, Series T-061, Class 1A1                      07/25/44    5.543^      6,304,651
     236    FNMA REMIC, Series 1998-066, Class FG                     12/25/28    5.685^        236,734
      40    FNMA REMIC, Series 2000-034, Class F                      10/25/30    5.835^         40,666
   3,706    FNMA REMIC, Series 2002-080, Class A1                     11/25/42    6.500       3,754,543
   8,419    FNMA REMIC, Series 2003-064, Class AH                     07/25/33    6.000       8,208,140
     254    FNMA REMIC, Series 2003-W8, Class 2A                      10/25/42    7.000         259,298
   4,377    FNMA REMIC, Series 2004-T1, Class 1A1                     01/25/44    6.000       4,368,129
   5,543    FNMA REMIC, Series 2004-W8, Class 2A                      06/25/44    6.500       5,623,762
   3,664    FNMA REMIC, Series 2005-09, Class ZA                      02/25/35    5.000       2,974,648
   1,216    FNMA REMIC, Series 2005-024, Class ZE                     04/25/35    5.000         989,598
     422    FNMA REMIC, Series 2005-054, Class ZM                     06/25/35    4.500         316,616
   5,679    FNMA REMIC, Series 2005-116, Class TZ                     01/25/36    5.500       5,023,738
   6,195    FNMA REMIC, Series 2005-120, Class ZU                     01/25/36    5.500       5,562,188
   2,800    FNMA REMIC, Series 2006-065, Class GD                     07/25/26    6.000       2,808,569
      25    FNMA REMIC, Trust Series 1991-065, Class Z                06/25/21    6.500          25,188
      57    FNMA REMIC, Trust Series 1992-040, Class ZC               07/25/22    7.000          59,223
      30    FNMA REMIC, Trust Series 1992-129, Class L                07/25/22    6.000          29,742
      82    FNMA REMIC, Trust Series 1993-037, Class PX               03/25/23    7.000          84,840
     506    FNMA REMIC, Trust Series 1993-060, Class Z                05/25/23    7.000         523,561
     591    FNMA REMIC, Trust Series 1993-065, Class ZZ               06/25/13    7.000         599,439
      75    FNMA REMIC, Trust Series 1993-070, Class Z                05/25/23    6.900          77,196
     434    FNMA REMIC, Trust Series 1993-096, Class PZ               06/25/23    7.000         447,782
      68    FNMA REMIC, Trust Series 1993-160, Class ZB               09/25/23    6.500          67,980
      38    FNMA REMIC, Trust Series 1993-163, Class ZA               09/25/23    7.000          39,021
     431    FNMA REMIC, Trust Series 1994-023, Class PX               08/25/23    6.000         431,395
     577    FNMA REMIC, Trust Series 1998-M5, Class B                 09/25/07    6.270         576,222
   2,032    FNMA REMIC, Trust Series 1998-M7, Class Z                 05/25/36    6.390       2,082,660
   1,786    FNMA REMIC, Trust Series 1999-W4, Class A9                02/25/29    6.250       1,784,609
     299    GNMA REMIC, Trust Series 2000-009, Class FG               02/16/30    5.969^        302,615
     317    GNMA REMIC, Trust Series 2002-031, Class FW               06/16/31    5.768^        319,779
  11,730    GNMA REMIC, Trust Series 2003-98, Class Z                 11/20/33    6.000      11,348,949
   5,164    GNMA REMIC, Trust Series 2005-26, Class ZA                01/20/35    5.500       4,628,647
   4,267    GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1       09/25/35    4.541       4,173,492
     745    Housing Security, Inc., Series 1992-8, Class B            06/25/24    5.230^        739,808
     384    Keycorp Student Loan Trust, Series 1996-A, Class A2       08/27/25    5.368^        385,450
   1,336    Lehman Brothers Mortgage Trust, Series 1991-2, Class A3   01/20/17    8.412^      1,488,411

PRINCIPAL
AMOUNT                                                              MATURITY   INTEREST
(000)#                                                                DATES      RATES        VALUE
------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--(CONCLUDED)
$1,459   Residential Asset Mortgage Products, Inc.,
         Series 2006-RS1, Class AI1                                 01/25/36     5.465%^  $  1,458,968
 2,123   Residential Funding Mortgage Security I,
         Series 2004-S2, Class A1                                   03/25/34     5.250       2,068,192
 2,300   Residential Funding Mortgage Security I,
         Series 2004-S9, Class 1A23                                 12/25/34     5.500       2,111,447
 1,145   Small Business Administration, Series 1999-20K, Class 1    11/01/19     7.060       1,188,378
 1,456   Small Business Administration, Series 2000-20K, Class 1    11/01/20     7.220       1,537,720
 2,708   Small Business Administration, Series 2001-P10B, Class 1   08/01/11     6.344       2,772,987
 4,815   Small Business Administration, Series 2002-20K, Class 1    11/01/22     5.080       4,697,514
   847   Small Business Administration, Series 2003-20I, Class 1    09/01/23     5.130         826,775
 2,347   Small Business Administration, Series 2003-20L, Class 1    12/01/23     4.890       2,255,414
 8,424   Small Business Administration, Series 2004-P10A, Class 1   02/10/14     4.504       8,017,887
 2,746   Small Business Administration, Series 2005-20H, Class 1    08/01/25     5.110       2,659,564
 2,722   Structured ARM Loan Trust, Series 2004-8, Class 3A         07/25/34     5.000       2,687,777
 1,422   Structured Asset Mortgage Investments, Inc.,
         Series 2002-AR3, Class A1                                  09/19/32     5.700^      1,423,521
 4,970   Structured Asset Mortgage Investments, Inc.,
         Series 2006-AR3, Class 11A1                                04/25/36     5.595^      4,969,559
 4,167   Structured Asset Securities Corp.,
         Series 2001-SB1, Class A2                                  08/25/31     3.375       3,743,733
   408   Washington Mutual Mortgage Securities Corp.,
         Series 2002-AR6, Class A                                   06/25/42     5.682^        408,900
   160   Washington Mutual Mortgage Securities Corp.,
         Series 2002-AR11, Class A1                                 10/25/32     5.119^        158,892
   569   Washington Mutual Mortgage Securities Corp.,
         Series 2005-AR1, Class A1A                                 01/25/45     5.705^        569,609
   679   Washington Mutual Mortgage Securities Corp.,
         Series 2005-AR2, Class 2A1A                                01/25/45     5.695^        681,985
 5,588   Washington Mutual Mortgage Securities Corp.,
         Series 2006-AR7, Class 3A                                  07/25/46     5.384^      5,579,299
 2,800   Washington Mutual Mortgage Securities Corp.,
         Series 2006-AR9, Class 2A                                  08/25/46     5.384^      2,794,750
 2,881   Wells Fargo Mortgage Backed Securities Trust,
         Series 2003-M, Class A1                                    12/25/33     4.713^      2,755,691
 4,855   Wells Fargo Mortgage Backed Securities Trust,
         Series 2006-AR2, Class 2A1                                 03/25/36     4.950       4,770,400
------------------------------------------------------------------------------------------------------
Total collateralized mortgage obligations (cost--$253,055,422)                             246,327,225
======================================================================================================

ASSET-BACKED SECURITIES--11.83%
 2,353   Ace Securities Corp., Series 2005-HE6, Class A2A           10/25/35     5.495^      2,352,972
 1,325   Ace Securities Corp., Series 2006-HE3, Class A2A           06/25/36     5.435^      1,324,566
 4,745   Accredited Mortgage Loan Trust,
         Series 2006-2, Class A1                                    09/25/36     5.425^      4,744,928
 3,035   Argent Securities, Inc., Series 2005-W4, Class A1A1        02/25/36     5.505^      3,035,793
 2,500   Argent Securities, Inc., Series 2005-W4, Class A2A         02/25/36     5.525^      2,500,374
   275   Asset Backed Funding Certificates,
         Series 2005-HE2, Class A2A                                 06/25/35     5.495^        274,781

PRINCIPAL
AMOUNT                                                              MATURITY   INTEREST
(000)#                                                                DATES      RATES       VALUE
-----------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--(CONCLUDED)
$5,372   Carrington Mortgage Loan Trust,
         Series 2006-FRE1, Class A1                                 07/25/36     5.450%^  $ 5,371,801
 5,529   Countrywide Asset-Backed Certificates,
         Series 2006-8, Class 2A1                                   01/25/46     5.371^     5,529,019
   107   Delta Funding Home Equity Loan Trust,
         Series 1999-003, Class A1A                                 09/15/29     6.189^       107,351
 2,811   Fannie Mae Grantor Trust,
         Series 2005-T2, Class 2A2                                  11/28/35     5.261^     2,812,122
 1,554   First Franklin Mortgage Loan Asset Backed
         Certificates, Series 2006-FF8, Class 2A1                   07/25/36     5.415^     1,554,068
 3,004   Fremont Home Loan Trust,
         Series 2006-A, Class 2A1                                   05/25/36     5.120^     3,004,344
 1,200   Fremont Home Loan Trust,
         Series 2006-A, Class 2A2                                   05/25/36     5.485^     1,199,979
   376   Long Beach Mortgage Loan Trust,
         Series 2006-2, Class 2A1                                   03/25/36     5.455^       376,253
 1,613   Long Beach Mortgage Loan Trust,
         Series 2006-3, Class 2A1                                   04/25/36     5.445^     1,613,528
 5,147   Merrill Lynch Mortgage Investors, Inc.,
         Series 2006-AHL1, Class A2A                                05/25/37     5.435^     5,145,927
 2,401   Merrill Lynch Mortgage Investors, Inc.,
         Series 2006-RM2, Class A2A                                 05/25/37     5.415^     2,401,326
   686   Mid-State Trust Series 4, Class A                          04/01/30     8.330        706,814
 5,181   Morgan Stanley ABS Capital I,
         Series 2006-WMC2, Class A2A                                07/25/36     5.425^     5,180,488
 2,344   New Century Home Equity Loan Trust,
         Series 2006-2, Class A2A                                   08/25/36     5.455^     2,343,731
 1,647   Residential Asset Securities Corp.,
         Series 2006-EMX4, Class A1                                 06/25/36     5.425^     1,647,017
 2,011   Residential Asset Securities Corp.,
         Series 2006-KS4, Class A1                                  06/25/36     5.363^     2,011,187
 4,574   Residential Asset Securities Corp.,
         Series 2006-KS5, Class A1                                  07/25/36     5.420^     4,573,434
 5,317   Soundview Home Equity Loan Trust,
         Series 2006-OPT5, Class 2A1                                07/25/36     5.415^     5,317,182
 2,100   Wachovia Student Loan Trust,
         Series 2006-1, Class A1(1)                                 10/25/13     5.429^     2,100,000
-----------------------------------------------------------------------------------------------------
Total asset-backed securities (cost--$67,235,521)                                          67,228,985
=====================================================================================================
STRIPPED MORTGAGE-BACKED SECURITIES++--0.00%
    17   FNMA REMIC, Trust Series 1993-40, Class P+ (cost--$723)    04/25/08     7.000            790

CORPORATE NOTES--15.13%
AEROSPACE& DEFENSE--0.21%
 1,200   BAE Systems Holdings, Inc. (1)                             08/15/08     5.570^     1,202,258

AIRLINES--0.00%
   348   United Air Lines, Inc.+ (a)                                11/27/12    10.360         17,423

PRINCIPAL
AMOUNT                                                 MATURITY      INTEREST
(000)#                                                   DATES         RATES        VALUE
--------------------------------------------------------------------------------------------
CORPORATE NOTES--(CONTINUED)
AUTOMOTIVE--0.60%
$2,900   DaimlerChrysler N.A. Holding                  03/13/09        5.740%^   $ 2,903,019
   500   DaimlerChrysler N.A. Holding                  11/15/13        6.500         505,401
                                                                                   3,408,420

BANKING-NON-US--0.56%
 2,900   Resona Bank Ltd. (1)                          04/15/16++++    5.850+/-    2,758,103
   400   VTB Capital (Vneshtorgbank) (1)               09/21/07        6.174^        399,600
                                                                                   3,157,703

BANKING-US--0.76%
 2,800   Bank of America Corp.                         06/19/09        5.406^      2,799,437
 1,500   Wachovia Bank N.A.                            12/02/10        5.308^      1,499,894
                                                                                   4,299,331

DIVERSIFIED FINANCIALS--3.49%
 4,900   CIT Group, Inc.                               11/24/08        5.000       4,852,298
 3,300   CIT Group, Inc.                               06/08/09        5.380^      3,301,383
 2,800   General Electric Capital Corp.                06/15/09        5.429^      2,804,161
 2,500   Goldman Sachs Group, Inc.                     12/22/08        5.527^      2,501,600
   400   Goldman Sachs Group, Inc.                     10/15/13        5.250         386,708
 1,200   Hutchison Whampoa International Ltd.          11/24/10        5.450       1,182,968
 2,600   Lehman Brothers Holdings, Inc.                01/23/09        5.601^      2,601,828
 2,300   Sumitomo Mitsui Banking (1)                   10/15/15++++    5.625+/-    2,182,219
                                                                                  19,813,165

ELECTRIC UTILITIES--0.30%
 1,800   PSE&G Power LLC                               04/01/14        5.000       1,681,250

ENERGY-INTEGRATED--0.28%
 1,500   CMS Energy Corp.                              07/15/08        8.900       1,563,750

FINANCE-NONCAPTIVE DIVERSIFIED--0.33%
   800   Ford Motor Credit Corp.                       03/13/07        5.510^        789,280
 1,100   Ford Motor Credit Corp.                       03/21/07        6.374^      1,097,575
                                                                                   1,886,855

FINANCIAL SERVICES--2.63%
   900   Bear Stearns Co., Inc.                        01/31/11        5.715^        900,880
   200   Bombardier Capital, Inc.+                     03/30/07        7.090         200,000
 1,200   Citigroup, Inc.                               05/02/08        5.199^      1,201,231
   700   Citigroup, Inc.                               05/18/11        5.263^        699,726
 1,400   General Motors Acceptance Corp. (2)           09/15/06        6.125       1,399,423
 3,500   General Motors Acceptance Corp.               03/20/07        6.039^      3,486,441
 1,400   HSBC Finance Capital Trust IX                 11/30/35        5.911^      1,363,904
   300   HSBC Finance Corp.                            09/15/08        5.459^        300,663
 2,800   HSBC Finance Corp.                            06/19/09        5.504^      2,800,787
 2,600   SLM Corp.                                     03/15/11        5.529^      2,597,933
                                                                                  14,950,988

PRINCIPAL
AMOUNT                                                 MATURITY      INTEREST
(000)#                                                   DATES         RATES        VALUE
--------------------------------------------------------------------------------------------
CORPORATE NOTES--(CONCLUDED)
FOREST PRODUCTS--0.31%
$1,333   Koch Forest Products, Inc.+                   12/20/12        7.300%^   $ 1,333,382
   333   Koch Forest Products, Inc.                    12/20/12        7.350^        333,346
    75   Koch Forest Products, Inc.+                   12/20/12        7.499^         74,586
                                                                                   1,741,314

HOTELS, RESTAURANTS & LEISURE--0.43%
 1,200   Host Marriott LP                              10/01/07        9.250       1,239,000
 1,200   Starwood Hotels Resorts                       05/01/07        7.375       1,207,500
                                                                                   2,446,500

HOTELS/GAMING--0.45%
 1,100   MGM Mirage, Inc.                              08/01/07        6.750       1,104,125
 1,400   MGM Mirage, Inc.                              09/15/10        8.500       1,461,250
                                                                                   2,565,375

MEDIA--0.87%
 2,000   Cox Enterprises, Inc. (1)                     02/15/07        8.000       2,016,802
   200   Echostar DBS Corp.                            10/01/08        5.750         197,500
 1,300   Time Warner, Inc.                             08/15/06        8.110       1,300,963
 1,400   Viacom, Inc. (1)                              06/16/09        5.691^      1,399,894
                                                                                   4,915,159

MEDICAL PRODUCTS--0.17%
 1,000   HCA, Inc.                                     11/06/08        5.250         980,000

OIL & GAS--0.63%
 1,600   El Paso Corp.                                 12/15/07        6.950       1,608,000
 2,000   Williams Cos., Inc.                           02/16/07        5.935       1,997,500
                                                                                   3,605,500

OIL REFINING--0.17%
 1,000   Enterprise Products Operating L.P. Series B   10/15/09        4.625         964,613

OIL SERVICES--0.61%
   300   Pemex Project Funding Master Trust (1)        12/03/12        5.871^        299,250
 3,000   Pemex Project Funding Master Trust            12/15/14        7.375       3,195,084
                                                                                   3,494,334

PAPER & PACKAGING--0.15%
   900   Packaging Corp. of America                    08/01/13        5.750         868,390

SOFTWARE--0.25%
 1,400   Oracle Corp./Ozark Holdings                   01/13/09        5.730^      1,401,273

TELECOMMUNICATIONS--1.93%
 1,300   Embarq Corp.                                  06/01/13        6.738       1,312,484
 2,800   Telefonica Emisones SAU                       06/19/09        5.714^      2,802,187
 3,400   Verizon Communications                        02/15/16        5.550       3,238,157
 1,000   Verizon North, Inc.*                          01/01/21        5.634         924,090
 2,700   Vodafone Group PLC                            06/29/07        5.560^      2,699,438
                                                                                  10,976,356
--------------------------------------------------------------------------------------------
Total corporate notes (cost--$86,820,603)                                         85,939,957
============================================================================================

PRINCIPAL
AMOUNT                                                                    MATURITY   INTEREST
(000)#                                                                      DATES      RATES        VALUE
------------------------------------------------------------------------------------------------------------
INTERNATIONAL GOVERNMENT OBLIGATIONS--2.93%
  $    432   Federal Republic of Brazil                                   01/15/18     8.000%    $   467,856
       100   Federal Republic of Brazil                                   10/14/19     8.875         116,000
JPY992,000   Republic of Italy                                            10/10/06     0.375       8,655,160
JPY484,000   Republic of Italy                                            03/27/08     3.800       4,427,828
     2,000   Russian Federation                                           06/26/07    10.000       2,072,600
        75   Russian Federation                                           03/31/30     5.000^         81,623
       500   United Mexican States                                        09/24/22     8.000         578,250
       200   United Mexican States                                        08/15/31     8.300         240,500
------------------------------------------------------------------------------------------------------------
Total international government obligations (cost--$16,878,628)                                    16,639,817
============================================================================================================
MUNICIPAL BONDS AND NOTES--3.33%
TOBACCO--2.31%
       200   Golden State Tobacco Securitization Corp.                    06/01/39     6.750         224,312
       830   Golden State Tobacco Securitization Corp., Series 2003 A-1   06/01/33     6.250         906,842
     3,100   Tobacco Settlement Funding Corp.                             06/01/39     6.750       3,453,803
     1,110   Tobacco Settlement Funding Corp., New Jersey                 06/01/32     5.750       1,158,718
       230   Tobacco Settlement Funding Corp., New Jersey                 06/01/32     6.375         249,874
       900   Tobacco Settlement Funding Corp., New Jersey                 06/01/42     6.125         953,640
       200   Tobacco Settlement Funding Corp., Rhode Island, Series A     06/01/42     6.250         209,560
     1,075   Tobacco Settlement Funding Corp., Series 2001-B              05/15/39     5.875       1,128,557
       204   Tobacco Settlement Funding Corp., Virginia                   06/01/13     4.000         203,182
     1,100   Tobacco Settlement Funding Corp., Virginia                   06/01/37     5.625       1,136,806
        94   Tobacco Settlement Revenue Management Authority,
             South Carolina Tobacco Settlement Revenue, Series A          05/15/16     7.666          94,093
     3,030   Tobacco Settlement Revenue Management Authority,
             South Carolina Tobacco Settlement Revenue, Series B          05/15/30     6.375       3,405,750
                                                                                                  13,125,137
UTILITIES--1.02%
     3,200   New York City Municipal Finance Authority Water &
             Sewer Systems Revenue, Series D                              06/15/38     4.750       3,202,336
     2,700   Tennessee Valley Authority                                   04/01/56     5.375       2,602,654
                                                                                                   5,804,990
------------------------------------------------------------------------------------------------------------
Total municipal bonds and notes (cost--$18,078,988)                                               18,930,127
============================================================================================================
SHORT-TERM INTERNATIONAL GOVERNMENT OBLIGATIONS@--1.63%
EUR  6,660   Dutch Treasury Certificate                                   10/31/06     2.905       8,436,749
EUR    600   Federal Republic of Germany Treasury Bill                    08/16/06     2.668         764,838
EUR     40   Republic of France Treasury Bill                             08/03/06     2.646          50,837
------------------------------------------------------------------------------------------------------------
Total short-term international government obligations (cost--$9,155,882)                           9,252,424
============================================================================================================
CERTIFICATES OF DEPOSIT--0.49%
NON-US--0.49%
     2,800   UniCredito Italiano SpA (cost--$2,799,159)                   12/13/07     5.298(b)    2,799,159

PRINCIPAL
AMOUNT                                                                      MATURITY    INTEREST
(000)#                                                                       DATES        RATES       VALUE
--------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@--8.91%
BANKING-US--7.18%
  $15,500   Barclays US Funding Corp.                                      10/26/06     5.385%     $15,300,605
    8,800   Dexia Delaware LLC                                             10/27/06     5.360        8,686,011
   16,900   Societe Generale N.A., Inc.                                    08/22/06 to  4.985 to
                                                                           10/12/06     5.380       16,811,017
                                                                                                    40,797,633
OIL & GAS--1.73%
    9,800   Total Fina Elf                                                 08/01/06     5.290        9,800,000
--------------------------------------------------------------------------------------------------------------
Total commercial paper (cost--$50,597,633)                                                          50,597,633
==============================================================================================================
SHORT-TERM CORPORATE OBLIGATION--0.05%
HEALTHCARE--0.05%
      300   Columbia HCA Healthcare Corp. (cost--$303,677)                 01/01/07     8.850          302,691
SHORT-TERM US GOVERNMENT OBLIGATION@--0.35%
    1,990   US Treasury Bills ^^ (cost--$1,979,798)                        08/31/06 to  4.715 to
                                                                           09/14/06     4.805        1,979,798
REPURCHASE AGREEMENTS--2.43%
   10,000   Repurchase agreement dated 07/31/06 with
            Lehman Brothers, collateralized by $10,140,000
            US Treasury Notes, 5.125% due 06/30/08;
            (value--$10,213,880); proceeds: $10,001,453                    08/01/06     5.230       10,000,000
    3,803   Repurchase agreement dated 07/31/06 with
            State Street Bank & Trust Co., collateralized by
            $3,830,000 US Treasury Notes, 5.125% due 06/30/11;
            (value--$3,882,663); proceeds: $3,803,513                      08/01/06     4.860        3,803,000
--------------------------------------------------------------------------------------------------------------
Total repurchase agreements (cost--$13,803,000)                                                     13,803,000
==============================================================================================================

NUMBER OF
CONTRACTS
(000)
---------------------------------------------------------------------------------------------
OPTIONS--0.06%
CALL OPTIONS PURCHASED--0.06%
   27,000   3 Month LIBOR Interest Rate Swap(3), strike @ 4.50%, expires 10/18/06 +         0
   29,900   3 Month LIBOR Interest Rate Swap(3), strike @ 5.08%, expires 04/19/07 +    72,956
   22,100   3 Month LIBOR Interest Rate Swap(3), strike @ 5.37%, expires 07/02/07 +   121,108
   19,100   3 Month LIBOR Interest Rate Swap(3), strike @ 5.50%, expires 06/30/07 +   131,026
      156   US Treasury Note 5 Year Futures, strike @ 9.06%, expires 08/25/06           2,437
---------------------------------------------------------------------------------------------
Total call options purchased                                                          327,527
=============================================================================================
PUT OPTIONS PURCHASED--0.00%
      120   90 Day Euro Dollar Futures, strike @ 90.50, expires 09/17/07                  300
    1,580   Euro Dollar Options, strike @ 91.25, expires 06/18/07                       3,950
      100   Euro Dollar Options, strike @ 92.00, expires 03/19/07                         250
      395   Euro Dollar Options, strike @ 92.75, expires 12/18/06                         988
---------------------------------------------------------------------------------------------
Total put options purchased                                                             5,488
---------------------------------------------------------------------------------------------
Total options (cost--$406,063)                                                        333,015
=============================================================================================

NUMBER OF
SHARES                                                                         MATURITY   INTEREST
(000)                                                                            DATE       RATES      VALUE
-------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED--0.15%
MONEY MARKET FUNDS+++--0 .06%
-------------------------------------------------------------------------------------------------------------
   ^^^  0   DWS Money Market Series                                                        5.216%    $      4
      374   UBS Private Money Market Fund LLC**                                            5.195      374,261
-------------------------------------------------------------------------------------------------------------
Total money market funds (cost--$374,265)                                                             374,265
=============================================================================================================

PRINCIPAL
AMOUNT
(000)
-----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--0.09%
     $500   Repurchase agreement dated 07/31/06 with
            Barclays Bank PLC, collateralized by $507,000
            Federal Home Loan Mortgage Corp. obligations,
            4.790% due 08/04/10; (value--$510,205);
            proceeds: $500,073 (cost--$500,000)                                08/01/06    5.260          500,000
-----------------------------------------------------------------------------------------------------------------
Total investments of cash collateral from securities loaned (cost--$874,265)                              874,265
=================================================================================================================
Total investments (cost--$593,754,453)--103.24%                                                       586,511,392
=================================================================================================================
Liabilities in excess of other assets--(3.24)%                                                        (18,395,741)
-----------------------------------------------------------------------------------------------------------------
Net assets--100.00%                                                                                  $568,115,651
-----------------------------------------------------------------------------------------------------------------

#     In US Dollars unless otherwise indicated.

+     Illiquid securities representing 0.35% of net assets as of July 31, 2006.

++ Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

+++   Interest rate shown reflects yield at July 31, 2006.

++++  Perpetual bond security. The maturity date reflects the next call date.

^ Floating rate securities. The interest rates shown are the current rates as of July 31, 2006.

^^    Partial amount pledged as collateral for futures transactions.

^^^   Amount represents less than 500 shares.

+/- Variable rate securities--The interest rates shown are the current rates as of July 31, 2006, and reset at the next call date.

@     Interest rates shown are the discount rates at date of purchase.

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 3.67% of net assets as of July 31, 2006, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)   Security, or portion thereof, was on loan at July 31, 2006.

(3)   3 Month LIBOR (London Interbank Offered Rate) at July 31, 2006 was 5.466%.

(a)   Bond interest in default.

(b) Variable rate security--Maturity date reflects earlier of reset date or stated maturity date. The interest rate shown is the current rate as of July 31, 2006 and resets periodically.

ARM Adjustable Rate Mortgage--The interest rates shown are the current rates as of July 31, 2006.

COFI  Cost of Funds Index.

EUR   Euro Dollars.

FHA   Federal Housing Administration.

FHLB  Federal Home Loan Bank.

FHLMC Federal Home Loan Mortgage Corporation.

FNMA  Federal National Mortgage Association.

GMAC  General Motors Acceptance Corporation.

GNMA  Government National Mortgage Association.

JPY   Japanese Yen.

REMIC Real Estate Mortgage Investment Conduit.

TBA (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

* Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.16% of net assets as of July 31, 2006, is considered illiquid and restricted (see table below for more information).

                                                                   ACQUISITION COST                MARKET VALUE
                                                                    AS A PERCENTAGE              AS A PERCENTAGE
ILLIQUID AND                           ACQUISITION   ACQUISITION    OF PORTFOLIO'S     MARKET     OF PORTFOLIO'S
RESTRICTED SECURITY                        DATE          COST         NET ASSETS        VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------
Verizon North, Inc. 5.634%, 01/01/21     04/25/03     $1,000,000         0.18%        $924,090         0.16%

** The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2006.

                                                                                                      INCOME
                                                                                                   EARNED FROM
                                                 PURCHASES DURING    SALES DURING               AFFILIATE FOR THE
SECURITY                             VALUE AT     THE YEAR ENDED    THE YEAR ENDED   VALUE AT       YEAR ENDED
DESCRIPTION                          07/31/05        07/31/06          07/31/06      07/31/06        07/31/06
-----------------------------------------------------------------------------------------------------------------
UBS Private Money Market Fund LLC   $8,798,893      $62,647,489       $71,072,121    $374,261        $10,762

WRITTEN OPTIONS

NUMBER OF
CONTRACTS
(000)                                                                                 VALUE
--------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN+
   12,000   3 Month LIBOR Interest Rate Swap(3), strike @ 4.56%, expires 10/18/06   $    240
   13,000   3 Month LIBOR Interest Rate Swap(3), strike @ 5.22%, expires 04/19/07     90,350
    7,200   3 Month LIBOR Interest Rate Swap(3), strike @ 5.50%, expires 07/02/07    113,832
    8,300   3 Month LIBOR Interest Rate Swap(3), strike @ 5.60%, expires 06/29/07    134,294
   17,000   FNCL 30 yr. TBA Interest Rate Swap, strike @ 6.00%, expires 08/25/06         664
--------------------------------------------------------------------------------------------
Total written options (premiums received--$398,221)                                 $339,380
============================================================================================

(3)  3 Month LIBOR (London Interbank Offered Rate) at July 31, 2006 was 5.466%

+    Illiquid securities representing 0.35% of net assets as of July 31, 2006.

FUTURES CONTRACTS

                                                                                            UNREALIZED
NUMBER OF                                                      IN          EXPIRATION      APPRECIATION
CONTRACTS   CURRENCY         CONTRACTS TO RECEIVE         EXCHANGE FOR        DATES       (DEPRECIATION)
--------------------------------------------------------------------------------------------------------
   115         USD     90 Day Euro Dollar Futures         $ 27,393,625   March 2007          $(184,625)
   295         USD     90 Day Euro Dollar Futures           69,979,925   June 2007            (101,800)
   308         USD     90 Day Euro Dollar Futures           72,937,237   September 2007         74,163
   488         USD     90 Day Euro Dollar Futures          115,784,163   December 2007         (79,363)
   417         USD     90 Day Euro Dollar Futures           98,904,963   March 2008            (34,263)
   237         USD     90 Day Euro Dollar Futures           56,293,250   June 2008            (112,400)
   180         USD     90 Day Euro Dollar Futures           42,818,500   September 2008       (160,750)
   383         USD     US Treasury Note 5 Year Futures      39,853,125   September 2006         62,656
   365         USD     US Treasury Note 10 Year Futures     38,459,007   September 2006        242,399
    24         JPY     Japan Bonds 10 Year Futures          27,732,075   September 2006        (48,237)
                                                                                              (342,220)
                             CONTRACTS TO DELIVER
    11         EUR     Euro Bond 5 Year Futures              1,536,840   September 2006         (5,757)
                                                                                             $(347,977)

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                  UNREALIZED
                      CONTRACTS TO         IN        MATURITY    APPRECIATION
                         DELIVER      EXCHANGE FOR     DATES    (DEPRECIATION)
------------------------------------------------------------------------------
Euro Dollar                728,000   USD   919,143   08/31/06      $(12,864)
Euro Dollar              1,393,000   USD 1,762,427   08/31/06       (20,934)
Great Britain Pound         28,000   USD    52,045   09/07/06          (304)
Japanese Yen           100,000,000   USD   874,051   08/15/06          (211)
Japanese Yen           488,864,000   USD 4,461,089   08/15/06       187,136
United States Dollar        52,080   GBP    28,000   09/07/06           269
United States Dollar       275,092   JPY31,838,000   08/29/06         3,854
                                                                   $156,946

CURRENCY TYPE ABBREVIATIONS:

EUR   Euro Dollar
GBP   Great Britain Pound
JPY   Japanese Yen
USD   US Dollar

ISSUER BREAKDOWN BY COUNTRY (UNAUDITED)

                                                                  PERCENTAGE OF
                                                                PORTFOLIO ASSETS
--------------------------------------------------------------------------------
United States                                                         93.1%
Italy                                                                  2.7
Netherlands                                                            1.4
Japan                                                                  0.8
Spain                                                                  0.5
United Kingdom                                                         0.5
Russia                                                                 0.4
Cayman Islands                                                         0.2
Mexico                                                                 0.1
Germany                                                                0.1
Brazil                                                                 0.1
Luxembourg                                                             0.1
--------------------------------------------------------------------------------
Total                                                                100.0%
================================================================================

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust
UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS--JULY 31, 2006

PRINCIPAL
AMOUNT                                                                  MATURITY   INTEREST
(000)                                                                    DATES       RATES        VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--98.11%
ALABAMA--0.57%
$1,500   Montgomery Special Care Facilities Financing
         Authority Revenue Capital Appreciation Refunding
         Series B-2 (Escrowed to Maturity) (FSA Insured)                11/15/10     5.000%++  $1,467,540

ALASKA--3.09%
 1,110   Alaska Housing Finance Corp. General Housing
         Series C (MBIA Insured)                                        12/01/13     5.000      1,176,489
   970   Alaska Housing Finance Corp. Mortgage Series A-2*              12/01/10     5.650        990,632
 3,500   Alaska International Airports Revenue Refunding
         Series A (MBIA Insured)*                                       10/01/15     5.500      3,752,000
 1,155   Alaska Student Loan Corp. Revenue Series A
         (AMBAC Insured)*                                               07/01/09     5.550      1,205,462
   850   Northern Tobacco Securitization Corp. Alaska Tobacco
         Settlement Asset-Backed Bonds                                  06/01/15     4.750        855,202
                                                                                                7,979,785
ARIZONA--1.96%
 2,000   Maricopa County Pollution Control Revenue
         Refunding Edison Co. Series A
         (Mandatory Put 03/02/09 @ 100)                                 06/01/35     2.900#     1,924,500
    25   Pima County Hospital Revenue St. Joseph Hospital Project
         (Escrowed to Maturity)                                         01/01/09     7.500         26,089
 1,290   Pima County Industrial Development Authority Single-
         Family Mortgage Revenue Capital Appreciation Series B
         (FNMA/GNMA Collateralized)*                                    09/01/25     4.550      1,302,848
 1,800   San Manuel Entertainment Series 04-C**                         12/01/16     4.500      1,794,744
                                                                                                5,048,181
ARKANSAS--0.00%
    10   Springdale Residential Housing Mortgage Series A
         (FNMA Collateralized)                                          09/01/11     7.650         10,552

CALIFORNIA--8.51%
    60   California Pollution Control Financing Kaiser Steel Corp.
         Project (Escrowed to Maturity)                                 10/01/08     7.250         61,940
 1,465   California State                                               10/01/08     6.100      1,536,096
 2,000   California State                                               02/01/10     5.000      2,075,300
 1,000   California State                                               04/01/10     5.000      1,039,270
 2,000   California State                                               10/01/10     5.250      2,107,120
 1,000   California State                                               10/01/11     5.000      1,051,690
 1,000   California State                                               02/01/12     5.000      1,052,870
 2,000   California State                                               02/01/13     5.000      2,117,820
 1,000   California State Department Water Resources Power
         Supply Revenue Series A                                        05/01/10     5.500      1,056,330
 1,000   California Statewide Communities Development Authority
         Pollution Control Revenue Refunding Southern California
         EdisonCompany Series A (Mandatory Put 04/01/13 @ 100)          04/01/28     4.100#     1,006,570
 1,000   California Statewide Communities Development Authority
         Revenue Kaiser Permanente Series B (Mandatory
         Put 07/01/14 @ 100)                                            08/01/31     3.900#       971,020

PRINCIPAL
AMOUNT                                                                  MATURITY   INTEREST
(000)                                                                    DATES       RATES        VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
CALIFORNIA--(CONCLUDED)
$1,000   California Statewide Communities Development Authority
         Revenue Kaiser Permanente Series E (Mandatory
         Put 04/01/10 @ 100)                                            04/01/32     3.875%   $   987,510
 1,000   California Statewide Communities Development Authority
         Revenue Kaiser Permanente Series H (Mandatory
         Put 05/01/08 @ 100)                                            04/01/34     2.625#       970,840
 1,200   Golden State Tobacco Securitization Corp. Tobacco
         Settlement Revenue Enhanced Asset-Backed Series A
         (AMBAC Insured)                                                06/01/20     5.000      1,243,524
 3,105   Golden State Tobacco Securitization Corp. Tobacco
         Settlement Revenue Series A-1                                  06/01/21     5.000      3,115,309
    40   Los Angeles Multi-Family Revenue Housing Earthquake
         Rehabilitation Project Series C (FNMA Collateralized)*         07/01/07     5.150         40,386
   355   Sacramento Utility District Electric Revenue, White Rock
         Project (Escrowed to Maturity)                                 03/01/10     6.750        374,159
   170   Sacramento Utility District Electric Revenue, White Rock
         Project (Escrowed to Maturity)                                 05/01/10     6.800        180,008
   980   Tobacco Securitization Authority Northern California
         Tobacco Settlement Revenue Asset-Backed Bonds Series A-1       06/01/23     4.750        973,209
                                                                                               21,960,971
CONNECTICUT--0.78%
 2,000   Stamford Housing Authority Multi-Family Revenue Refunding
         Fairfield Apartments Project (Mandatory Put 12/01/08 @ 100)*   12/01/28     4.750      2,017,100

DISTRICT OF COLUMBIA--0.87%
   145   District of Columbia Housing Finance Authority Certificates
         of Participation (Asset Guaranty Insured)                      06/01/08     4.850        145,098
 1,000   Metropolitan Airport Authority System Refunding Series A
         (MBIA Insured)*                                                10/01/12     5.000      1,047,990
 1,000   Metropolitan Airport Authority System Refunding
         Series D (MBIA Insured)*                                       10/01/12     5.250      1,061,490
                                                                                                2,254,578
FLORIDA--3.81%
   500   Escambia County Health Facilities Authority Revenue
         Ascension Health Credit Series A                               11/15/11     5.250        528,105
 4,000   Florida Hurricane Catastrophe Fund Financing Corp.
         Revenue Series A                                               07/01/12     5.250      4,276,200
 1,915   Leon County Educational Facilities Authority Certificates
         of Participation (Escrowed to Maturity)                        09/01/11     9.000      2,355,641
 1,260   North Miami Educational Facilities Revenue Johnston &
         Wales University Project Series A (XL Capital Insured)         04/01/09     5.000      1,296,326
 1,305   Palm Beach County School Board Certificates of Participation
         Series A (FSA Insured)                                         08/01/12     5.000      1,378,785
                                                                                                9,835,057
GEORGIA--1.77%
 1,000   Atlanta Airport Revenue Refunding Series D (FGIC Insured)*     01/01/12     5.250      1,053,330
 2,000   Georgia State Series D                                         10/01/10     6.000      2,173,180
 1,250   Henry County School District Series A                          08/01/11     6.450      1,348,700
                                                                                                4,575,210

PRINCIPAL
AMOUNT                                                                 MATURITY   INTEREST
(000)                                                                    DATES      RATES        VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
HAWAII--0.80%
  $1,000    Hawaii State Department Budget & Finance
            Special Purpose Revenue Hawaiian Electric
            Co., Inc.
            Series A (MBIA Insured)*                                   05/01/26   6.200%      $ 1,011,780
   1,000    Hawaii State Harbor Systems Revenue Series A
            (FSA Insured)*                                             01/01/13   5.000         1,049,720
                                                                                                2,061,500
IDAHO--0.41%
     695    Idaho Housing & Finance Association
            Single-Family Mortgage Series G-2, Class III*              07/01/19   5.950           713,320
     340    Idaho Housing & Finance Association Single-Family
            Mortgage Subseries D-3*                                    07/01/13   5.150           341,435
                                                                                                1,054,755
ILLINOIS--8.64%
     170    Belleville St. Clair County (Escrowed to Maturity)
            (MGIC Insured)                                             11/01/09   7.250           180,156
   1,000    Chicago O'Hare International Airport Revenue
            Passenger Facility Second Lien Series A (AMBAC Insured)*   01/01/10   5.500         1,045,150
   2,000    Chicago School Finance Authority Refunding
            Series A (FGIC Insured)                                    06/01/09   6.250         2,099,980
   1,000    Chicago Transit Authority Capital Grant Recipients
            Revenue Federal Transit Administration Section 5307-A
            (AMBAC Insured)                                            06/01/13   5.250         1,075,460
   4,340    Cook County Community Consolidated School District
            Number 15 Palatine Capital Appreciation (FGIC Insured)     12/01/15   5.440~        2,896,733
   4,890    Cook County Community Consolidated School District
            Number 15 Palatine Capital Appreciation (FGIC Insured)     12/01/16   5.510~        3,106,568
   1,000    Illinois Development Finance Authority Revenue DePaul
            University Series C                                        10/01/13   5.500         1,067,870
   1,625    Illinois Development Finance Authority Revenue Refunding
            Community Rehabilitation Providers Series A                07/01/09   5.900         1,653,892
     660    Illinois Educational Facilities Authority Revenue
            Evangelical Hospital Series A (Escrowed to Maturity)       04/15/17   6.750           774,596
     700    Illinois Finance Authority Student Housing Revenue MJH
            Education Assistance IV Senior Series A                    06/01/08   5.000           707,399
     810    Illinois Finance Authority Student Housing Revenue MJH
            Education Assistance IV Senior Series A                    06/01/10   5.000           821,786
   5,990    Illinois Health Facilities Authority Revenue Advocate
            Network Health Care                                        11/15/10   6.000         6,434,218
     125    Illinois Health Facilities Authority Revenue Ravenswood
            Hospital Medical Center (Escrowed to Maturity)             08/01/06   7.250           125,000
     285    St. Clair County Certificates of Participation Series A
            (FSA Insured)                                              10/01/08   5.000           291,735
                                                                                               22,280,543
INDIANA--3.55%
   5,000    Indiana Health Facility Financing Authority Revenue
            Ascension Health Subordinated Credit Series A              04/01/10   5.000         5,173,000

PRINCIPAL
AMOUNT                                                                 MATURITY   INTEREST
(000)                                                                    DATES      RATES        VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
INDIANA--(CONCLUDED)
  $1,345    Indiana Health Facility Financing Authority Revenue
            Health Systems Sisters of St. Francis                      11/01/08    5.500%     $ 1,387,327
   1,500    Indianapolis Airport Authority Revenue Refunding
            Special Facilities Federal Express Corp. Project
            (Federal Express Co. Insured)*                             01/15/17    5.100        1,540,095
   1,000    Indianapolis Local Public Improvement Bond Bank
            Airport Authority Series F (AMBAC Insured)*                01/01/13    5.250        1,063,110
                                                                                                9,163,532
IOWA--2.29%
   3,310    Iowa Finance Authority Revenue Revolving Fund              02/01/14    5.250        3,548,485
   2,175    Tobacco Settlement Authority Asset-Backed Revenue
            Bonds Series B (Pre-refunded with Agency Securities to
            06/01/11 @ 101)                                            06/01/35    5.600        2,351,371
                                                                                                5,899,856
KANSAS--0.01%
      15    Wichita Hospital Revenue St. Francis Hospital & Nursing
            Series A (Escrowed to Maturity)                            10/01/07    6.750           15,245

KENTUCKY--0.41%
   1,000    Louisville & Jefferson County Regional Airport Authority
            Airport Systems Revenue Series C (FSA Insured)*            07/01/11    5.500        1,062,650

LOUISIANA--0.09%
     170    East Baton Rouge Parish Woman's Hospital Foundation
            (Escrowed to Maturity)                                     10/01/08    7.200          176,057
      50    Jefferson Parish Home Mortgage Authority Single-Family
            Housing Revenue Refunding Series D-1 (Mandatory
            Put 06/01/10 @ 100) (FNMA/GNMA Collateralized)*            06/01/10    5.600           50,194
                                                                                                  226,251
MAINE--0.05%
     125    Maine State Housing Authority Mortgage
            Purchase Series D-1                                        11/15/16    5.050          125,522

MASSACHUSETTS--4.43%
   3,115    Massachusetts Municipal Wholesale Electric Co. Power
            Supply Systems Revenue Nuclear Project 4-A (MBIA Insured)  07/01/11    5.000        3,268,289
   3,100    Massachusetts State Consolidated Loan Series B
            (Pre-refunded with US Government Securities to
            03/01/12 @ 100) (FSA Insured)                              03/01/16    5.500        3,350,294
   2,500    Massachusetts State Consolidated Loan Series C
            (Pre-refunded with US Government Securities to
            10/01/10 @ 100)                                            10/01/19    5.750        2,684,100
   2,000    Massachusetts State Development Finance Agency Solid
            Waste Disposal Revenue Waste Management Income
            Project (XL Capital Insured)*                              06/01/14    5.450        2,117,780
                                                                                               11,420,463
MICHIGAN--0.31%
     800    Michigan State Strategic Fund Waste Management Inc.
            Project (Mandatory Put 08/01/07 @ 100)*                    08/01/27    3.750#         795,736

PRINCIPAL
AMOUNT                                                                   MATURITY   INTEREST
(000)                                                                      DATES      RATES       VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
MINNESOTA--0.01%
  $   35    Moorhead Residential Mortgage (Escrowed to
            Maturity) (FHA/VA Insured)                                   08/01/11     7.100%   $    37,741
MISSOURI--1.22%
   1,375    St. Louis Airport Revenue Airport Development
            Program Series A (Escrowed to Maturity) (MBIA Insured)       07/01/09     5.500      1,440,079
   1,625    St. Louis Airport Revenue Airport Development
            Program Unrefunded Balance Series A (MBIA Insured)           07/01/09     5.500      1,700,985
       5    St. Louis County Single-Family Housing (AMBAC Insured)       10/01/16     9.250          5,036
                                                                                                 3,146,100
NEVADA--0.75%
   2,000    Clark County Pollution Control Revenue Refunding
            Series C (Mandatory Put 03/02/09 @ 100)*                     06/01/31     3.250#     1,932,600
NEW JERSEY--5.09%
   1,500    New Jersey Economic Development Authority Market
            Transition Facility Revenue Refunding Senior Lien Series A
            (MBIA Insured)                                               07/01/11     5.000      1,577,235
   1,000    New Jersey Economic Development Authority Revenue
            School Facilities Construction Series I                      09/01/14     5.000      1,062,280
   1,000    New Jersey Economic Development Authority Revenue
            School Facilities Construction Series O                      03/01/11     5.000      1,045,600
   1,000    New Jersey Health Care Facilities Financing Authority
            Department of Human Services Greystone Park
            Psychiatric Hospital                                         09/15/10     5.000      1,041,320
   2,500    New Jersey State Transportation Trust Fund Authority
            Transportation Systems Series B (FGIC Insured)               12/15/11     5.250      2,661,050
   4,000    New Jersey State Transportation Trust Fund Authority
            Transportation Systems Series C (FSA Insured)                12/15/10     5.500      4,259,920
     460    Tobacco Settlement Financing Corp.                           06/01/19     4.375        457,028
   1,000    Tobacco Settlement Financing Corp. Asset-Backed
            Revenue Bonds                                                06/01/11     5.500      1,036,350
                                                                                                13,140,783
NEW MEXICO--1.74%
   2,000    Farmington Pollution Control Revenue Refunding
            Series B (Mandatory Put 04/10/10 @ 100) (FGIC Insured)       04/01/29     3.550#     1,969,180
   2,500    New Mexico State Severance Tax Refunding Series A
            (Partially Pre-refunded with US Government Securities to
            07/01/07 @ 100)                                              07/01/08     5.000      2,528,050
                                                                                                 4,497,230
NEW YORK--9.37%
   1,000    Nassau Health Care Corp. Health Systems Revenue
            (Pre-refunded with cash and US Government Securities to
            08/01/09 @ 102) (FSA Insured)                                08/01/11     6.000      1,082,360
   4,000    New York City Industrial Development Agency Special
            Facility Revenue Terminal One Group Association Project*     01/01/11     5.000      4,121,120
   1,000    New York City Refunding Series B                             08/01/11     5.500      1,069,100
     385    New York City Series A (Escrowed to Maturity)                11/01/08     5.250        398,167
     750    New York City Series C                                       08/01/09     5.250        779,633

PRINCIPAL
AMOUNT                                                                   MATURITY   INTEREST
(000)                                                                      DATES      RATES       VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
NEW YORK--(CONCLUDED)
  $3,000    New York City Series C                                       08/01/11     5.250%   $ 3,174,960
      65    New York City Series E (Pre-refunded with US
            Government Securities to 08/01/06 @ 101.50)                  08/01/16     6.000         65,975
   3,045    New York City Series H                                       08/01/10     5.000      3,166,465
   1,500    New York City Series J                                       06/01/11     5.250      1,585,155
   2,000    New York City Transitional Finance Authority
            Revenue Future Tax Secured Series A                          11/01/26     5.500#     2,143,440
   1,615    New York City Unrefunded Balance Series A                    11/01/08     5.250      1,664,839
     135    New York City Unrefunded Balance Series E                    08/01/16     6.000        137,246
   1,500    New York State Dorm Authority Lease Revenue,
            Series B (Mandatory Put 07/01/13 @ 100)
            (XL Capital Insured)                                         07/01/32     5.250#     1,610,400
   2,000    New York State Dorm Authority Revenue Series B
            (Mandatory Put 05/15/12 @ 100)                               11/15/23     5.250#     2,119,760
   1,000    New York State Urban Development Corp.
            Correctional & Youth Facilities Service Series A
            (Mandatory Put 01/01/11 @ 100)                               01/01/17     5.500      1,060,560
                                                                                                24,179,180
NORTH CAROLINA--1.07%
   2,650    North Carolina Municipal Power Agency No. 1
            Catawba Electric Revenue Series A (MBIA Insured)             01/01/09     5.750      2,768,137
OHIO--2.24%
   1,145    Butler County Transportation Improvement District
            Series A (Pre-refunded with US Government Securities to
            04/01/08 @ 102) (FSA Insured)                                04/01/11     6.000      1,209,040
   2,265    Cleveland Waterworks Revenue Refunding First Mortgage
            Series G (MBIA Insured)                                      01/01/13     5.500      2,386,495
   1,680    Franklin County Revenue Refunding Trinity Health
            Credit Series A                                              06/01/11     5.000      1,754,810
     425    Ohio Housing Finance Agency Mortgage Revenue
            Residential Series B-2 (GNMA Collateralized)*                09/01/18     5.350        425,306
                                                                                                 5,775,651
PENNSYLVANIA--4.37%
     800    Allegheny County Sanitation Authority Sewer Revenue
            (Pre-refunded with US Government Securities and a
            Repurchase Agreement to 12/01/10 @ 101) (MBIA Insured)       12/01/15     5.750        866,536
      20    Chester County Hospital Authority Revenue
            (Escrowed to Maturity)                                       07/01/09     7.500         21,118
   1,525    City of Pittsburgh Series A (MBIA Insured)                   09/01/11     5.000      1,604,712
      45    Lancaster Sewer Authority (Escrowed to Maturity)             04/01/12     6.000         47,397
   2,000    Pennsylvania Economic Development Financing Authority
            Resource Recovery Revenue Refunding Colver Project
            Series F (AMBAC Insured)*                                    12/01/12     5.000      2,095,200
   3,000    Pennsylvania State Higher Educational Facilities Authority
            Revenue Waynesburg Series J-4 (Mandatory Put
            05/01/09 @ 100) (PNC Bank N.A. Insured)                      05/01/32     3.300#     2,943,480
   1,000    Philadelphia Airport Revenue Series A (MBIA Insured)*        06/15/10     5.000      1,035,530

PRINCIPAL
AMOUNT                                                    MATURITY   INTEREST
(000)                                                       DATES      RATES        VALUE
--------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
PENNSYLVANIA--(CONCLUDED)
$   1,500   Philadelphia School District Refunding
            Series B (AMBAC Insured)                      04/01/13    5.000%    $  1,592,340
    1,000   Pittsburgh Refunding Series B (FSA Insured)   09/01/14    5.000        1,066,530
                                                                                  11,272,843
PUERTO RICO--6.74%
    1,500   Puerto Rico Commonwealth Government
            Development Bank Senior Notes Series B        12/01/14    5.000        1,563,405
    1,000   Puerto Rico Commonwealth Government
            Development Bank Senior Notes Series C*       01/01/15    5.250        1,051,310
    1,000   Puerto Rico Commonwealth Refunding
            Series A (Mandatory Put 07/01/12 @ 100)       07/01/30    5.000#       1,031,450
    2,000   Puerto Rico Commonwealth Refunding
            Series C (Mandatory Put 07/01/08 @ 100)       07/01/13    6.000        2,062,200
    1,000   Puerto Rico Commonwealth Refunding
            Series C (Mandatory Put 07/01/08 @ 100)       07/01/18    5.000#       1,014,180
    3,000   Puerto Rico Public Buildings Authority
            Revenue Guaranteed Refunding Government
            Facilities Series J (Mandatory Put
            07/01/12 @ 100) (Commonwealth GTD)            07/01/28    5.000#       3,094,350
    2,800   Puerto Rico Public Finance Corp.
            Commonwealth Appropriations Series E
            (Pre-refunded with US Government Securities
            to 02/01/12 @ 100)                            08/01/29    5.500        3,030,944
    4,250   Puerto Rico Public Finance Corp. Refunding
            Commonwealth Appropriations Series A
            (Mandatory Put 02/01/12 @ 100) (Government
            Development Bank for Puerto Rico Insured)     08/01/27    5.750#       4,527,185
                                                                                  17,375,024
SOUTH CAROLINA--2.87%
    2,000   Richland County Environmental Improvement
            Revenue Refunding International Paper Co.
            Projects Series A                             10/01/07    4.250        1,996,860
    5,070   South Carolina Transportation
            Infrastructure Bank Revenue Series A
            (MBIA Insured)                                10/01/09    6.000        5,402,643
                                                                                   7,399,503
SOUTH DAKOTA--1.27%
    3,030   South Dakota Health & Educational
            Facilities Authority Revenue Refunding
            Prairie Lakes Health Care (ACA/CBI Insured)   04/01/13    5.450        3,134,898
      140   South Dakota State Health & Educational
            Revenue St. Luke's Hospital Project
            (Escrowed to Maturity)                        10/01/07    6.800          142,292
                                                                                   3,277,190
TENNESSEE--6.71%
    2,000   Clarksville Natural Gas Acquisition Corp.
            Gas Revenue                                   12/15/14    5.000        2,101,920
    8,300   Metropolitan Government Nashville &
            Davidson County Water Sewer Revenue Cab
            Converter Refunding (Mandatory Put
            01/01/09 @ 100) (FGIC/TCRs)                   01/01/12    7.700        9,433,531
    2,500   Tennessee Energy Acquisition Corp. Series A   09/01/11    5.000        2,608,400
    3,000   Tennessee Energy Acquisition Corp. Series A   09/01/13    5.000        3,153,690
                                                                                  17,297,541

PRINCIPAL
AMOUNT                                                    MATURITY   INTEREST
(000)                                                       DATES      RATES        VALUE
--------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--(CONCLUDED)

TEXAS--5.39%
$   3,400   Austin Texas Utility Systems Revenue
            Refunding (AMBAC Insured)                     11/15/09    6.750%    $  3,698,316
    1,000   Harris County Health Facilities Development
            Corp. Hospital Revenue Memorial Hospital
            System Project Series A (MBIA Insured)        06/01/12    6.000        1,105,920
    5,000   Harris County Refunding Tax & Subordinated
            Lien Series B (Mandatory Put 08/15/12
            @ 100) (FSA Insured)                          08/15/32    5.000        5,246,100
    1,500   Harris County Refunding Toll Road B-2
            (Mandatory Put 08/15/09 @ 100)
            (FGIC Insured)                                08/15/21    5.000#       1,547,175
      155   Houston Texas Airport Systems Revenue
            (Escrowed to Maturity)                        07/01/10    7.600          168,625
    2,000   Katy Independent School District School
            Building Series A (PSF-GTD)                   02/15/14    5.000        2,112,280
       25   Texas Municipal Power Agency Revenue
            (Escrowed to Maturity) (MBIA Insured)         09/01/13    6.100~          18,589
                                                                                  13,897,005
UTAH--0.45%
    1,135   Utah State Housing Finance Agency
            Single-Family Mortgage Series G-3,
            Class III*                                    07/01/15    5.700        1,167,892
VIRGINIA--0.84%
    2,000   Fairfax County Economic Development
            Authority Resource Recovery Revenue
            Refunding Series A (AMBAC Insured)*           02/01/11    6.100        2,159,360
WASHINGTON--3.47%
    1,000   Energy Northwest Electric Revenue Refunding
            Project 1 Series A                            07/01/11    5.000        1,049,660
    1,000   Energy Northwest Electric Revenue Refunding
            Project 3 Series A                            07/01/13    5.500        1,091,080
    1,000   Washington Health Care Facilities Authority
            Overlake Hospital Medical Center Series A
            (Assured Guaranty Insured)                    07/01/16    5.000        1,047,580
    4,000   Washington State Public Power Supply
            Systems Nuclear Project Number 1 Revenue
            Refunding Series A (AMBAC Insured)            07/01/08    6.000        4,162,560
       20   Washington State Series 93-A (Pre-refunded
            with US Government Securities to
            10/01/08 @ 100)                               10/01/12    5.750           21,520
    1,480   Washington State Unrefunded Balance Series
            93-A (FSA Insured)                            10/01/12    5.750        1,587,374
                                                                                   8,959,774
WISCONSIN--1.35%
    2,150   Badger Tobacco Asset Securitization Corp.     06/01/10    5.500        2,213,339
    1,200   Badger Tobacco Asset Securitization Corp.
            Asset- Backed Revenue Bonds                   06/01/11    5.750        1,256,472
                                                                                   3,469,811
WYOMING--0.81%
    2,000   Sweetwater County Improvement Projects
            Joint Powers Board Lease Revenue Bonds (a)    06/15/13    5.000        2,088,740
--------------------------------------------------------------------------------------------
Total municipal bonds and notes (cost--$253,257,003)                             253,097,132
============================================================================================

PRINCIPAL
AMOUNT                                                          MATURITY   INTEREST
(000)                                                             DATES      RATES        VALUE
--------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL NOTES^--1.55%
IDAHO--0.23%
$  600   Idaho Health Facilities Authority Revenue St. Lukes
         Regulation Medical Center Project (FSA Insured)        08/01/06     3.650%   $    600,000

INDIANA--0.04%
   100   Indiana Health Facility Financing Authority Hospital
         Revenue, Clarian Health Obligation Series B (Chase
         Manhattan Bank Insured)                                08/01/06     3.700         100,000

MASSACHUSETTS--1.28%
 3,300   Massachusetts State Development Finance Agency
         Boston University Series R-4 (XL Capital insured)      08/01/06     3.640       3,300,000
--------------------------------------------------------------------------------------------------
Total short-term municipal notes (cost--$4,000,000)                                      4,000,000
==================================================================================================

NUMBER OF
SHARES
(000)
--------------------------------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND+--0.00%
   ^^0   State Street Global Advisors Tax Free Money
         Market Fund (cost--$6)                                              3.000               6
Total investments (cost--$257,257,009)--99.66%                                         257,097,138
Other assets in excess of liabilities--0.34%                                               868,006
Net assets--100.00%                                                                   $257,965,144

~ Zero coupon bond; interest rate represents annualized yield at date of purchase.

# Floating rate securities. The interest rates shown are the current rates as of July 31, 2006.

*    Security subject to Alternative Minimum Tax.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.70% of net assets as of July 31, 2006, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

+    Interest rate shown reflects yield at July 31, 2006.

++ Step-up bond that converts to the noted fixed rate at a designated future date.

^ Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of July 31, 2006.

^^   Amount represents less than 500 shares.

(a) Security purchased on a when-issued basis. When issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

ACA  American Capital Access.

AMBAC American Municipal Bond Assurance Corporation.

CBI  Certificates of Bond Insurance.

FGIC Federal Guaranty Insurance Corporation.

FHA  Federal Housing Authority.

FNMA Federal National Mortgage Association.

FSA  Financial Security Assurance.

GNMA Government National Mortgage Association.

GTD  Guaranteed.

MBIA Municipal Bond Investors Assurance.

MGIC Mortgage Guaranty Insurance Corporation.

PSF  Permanent School Fund.

TCRs Transferable Custodial Receipts.

VA   Veterans Administration.

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust
UBS PACE GLOBAL FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS--JULY 31, 2006

PRINCIPAL
AMOUNT                                                  MATURITY     INTEREST
(000)*                                                    DATES        RATES      VALUE
------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES--84.82%
AUSTRALIA--0.12%
EUR   450   Australia & New Zealand Banking Group Ltd.  02/05/15       4.450%  $   583,735

AUSTRIA--6.21%
    9,910   Republic of Austria                         07/15/09       4.000    12,791,906
   13,770   Republic of Austria                         10/20/13       3.800    17,567,075
                                                                                30,358,981
BELGIUM--1.27%
      250   Kingdom of Belgium                          03/28/15       8.000       414,292
    3,830   Kingdom of Belgium                          03/28/28       5.500     5,789,335
                                                                                 6,203,627
BRAZIL--0.73%
USD 3,300   Federal Republic of Brazil                  01/15/18       8.000     3,573,900

CANADA--2.80%
    9,640   Government of Canada                        06/01/33       5.750    10,345,304
    3,430   Government of Canada                        06/01/37       5.000     3,366,019
                                                                                13,711,323
CAYMAN ISLANDS--1.04%
EUR 1,250   Hutchison Whampoa Finance                   07/08/13       5.875     1,715,229
EUR   590   Mizuho Finance                              04/15/14       4.750+      765,247
GBP 1,400   Pacific Life Funding LLC                    01/20/15       5.125     2,592,455
                                                                                 5,072,931
CHANNEL ISLANDS--0.43%
EUR   550   Credit Suisse Group Finance                 06/07/13       6.375       786,582
EUR 1,000   HSBC Capital Funding LP                     03/24/14++++   5.369^^   1,329,390
                                                                                 2,115,972
DENMARK--0.72%
EUR   920   Danske Bank A/S                             11/12/12       5.125+    1,216,235
EUR 1,400   Dong A/S                                    06/29/12       3.500     1,717,500
    3,110   Kingdom of Denmark                          11/15/11       6.000       587,765
                                                                                 3,521,500
FINLAND--1.28%
    4,500   Government of Finland                       02/23/11       5.750     6,236,976

FRANCE--12.70%
    1,500   BNP Paribas                                 01/23/14       5.250+    1,974,367
      750   BNP Paribas                                 12/06/15       3.125+      922,604
    1,950   ERAP                                        04/25/08       3.375     2,484,766
      705   France Telecom                              01/28/33       8.125     1,197,754
   11,250   Republic of France                          04/25/09       4.000    14,514,949
   11,720   Republic of France                          04/25/10       5.500    15,925,540
    9,150   Republic of France                          10/25/32       5.750    14,490,192
    7,080   Republic of France                          04/25/55       4.000     8,668,668
    1,600   Societe Generale                            01/26/15++++   4.196^^   1,948,835
                                                                                62,127,675

PRINCIPAL
AMOUNT                                           MATURITY      INTEREST
(000)*                                             DATES         RATES       VALUE
-------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES--(CONTINUED)
GERMANY--13.45%
      18,000   Federal Republic of Germany       09/22/06        2.500%   $22,974,396
         235   Federal Republic of Germany       01/04/12        5.000        318,442
       1,410   Federal Republic of Germany       01/04/13        4.500      1,872,895
       7,295   Federal Republic of Germany       07/04/13        3.750      9,287,138
         935   Federal Republic of Germany       01/04/14        4.250      1,225,900
       3,080   Federal Republic of Germany       07/04/14        4.250      4,038,139
      14,740   Federal Republic of Germany       01/04/16        3.500     18,250,400
       2,310   Federal Republic of Germany       01/04/37        4.000      2,854,781
       2,300   Kreditanstalt Fuer Wiederaufbau   08/18/06        4.750      2,939,607
       1,610   Kreditanstalt Fuer Wiederaufbau   04/17/09        3.500      2,049,445
                                                                           65,811,143
IRELAND--1.24%
       1,500   Bank of Ireland                   02/27/19        4.625+     1,943,363
       1,100   Bank of Ireland Mortgage Bank     09/22/09        3.500      1,394,748
       2,100   UT2 Funding PLC                   06/30/16        5.321      2,741,100
                                                                            6,079,211
ITALY--0.76%
       1,200   Edison SpA                        12/10/10        5.125      1,592,580
         580   Sanpaolo IMI SpA                  04/06/10        6.375        797,758
         400   Telecom Italia SpA                01/29/19        5.375        507,587
         700   UniCredito Italiano               02/01/16        3.950        831,602
                                                                            3,729,527
JAPAN--12.87%
EUR    1,000   Bank of Tokyo-Mitsubishi UFJ      12/16/15        3.500+     1,239,313
     905,800   Government of Japan               09/20/06        0.500      7,902,610
     371,000   Government of Japan               07/20/07        0.100      3,221,456
     606,600   Government of Japan               08/20/07        0.100      5,264,539
     527,000   Government of Japan               09/20/13        1.400      4,505,474
   2,244,386   Government of Japan               09/10/15        0.800     19,181,381
     128,000   Government of Japan               09/20/15        1.400      1,070,788
   1,428,000   Government of Japan               03/20/16        2.000     12,531,922
     335,000   Government of Japan               09/20/25        2.100      2,824,835
     253,000   Government of Japan               03/20/36        2.500      2,182,478
     230,000   Japan Finance Corp. for
               Municipal Entities                05/09/16        2.000      2,018,906
EUR      850   Sumitomo Mitsui Banking           10/15/15++++    4.375+     1,029,625
                                                                           62,973,327
LUXEMBOURG--0.88%
       3,200   Gaz Capital (Gazprom)             12/09/12        4.560      3,980,175
         270   Glencore Finance Europe           09/30/11        5.375        348,381
                                                                            4,328,556
MALAYSIA--0.06%
EUR      200   Petronas Capital Ltd.             05/22/09        6.375        271,910

PRINCIPAL
AMOUNT                                           MATURITY      INTEREST
(000)*                                             DATES         RATES       VALUE
-------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES--(CONTINUED)

MEXICO--0.43%

EUR      800   United Mexican States             03/08/10        7.500%   $ 1,132,390
       6,040   United Mexican States             12/18/14        9.500        586,904
EUR      300   United Mexican States             02/17/20        5.500        391,306
                                                                            2,110,600
NETHERLANDS--4.32%
       1,800   BHP Billiton Finance BV           10/10/07        4.375      2,317,009
       1,200   BMW Finance NV                    08/06/18        5.000      1,599,847
         955   Deutsche Telekom International
               Finance                           03/29/18        6.625      1,388,876
         420   EADS Finance BV                   03/03/10        4.625        544,444
           1   Government of the Netherlands     07/15/08        5.250          1,913
       7,040   Government of the Netherlands     01/15/10        3.000      8,810,315
       2,020   Government of the Netherlands     01/15/23        7.500      3,616,787
           1   Government of the Netherlands     01/15/28        5.500            755
         700   ING Bank NV                       09/16/20        3.500+       827,768
       1,500   RWE Finance BV                    07/23/18        5.125      2,019,738
                                                                           21,127,452
NEW ZEALAND--0.64%
       1,080   Government of New Zealand         04/15/15        6.000        673,010
       2,910   Government of New Zealand         02/15/16        4.500      2,440,367
                                                                            3,113,377
NORWAY--3.13%
      35,260   Government of Norway              05/15/13        6.500      6,498,233
      51,440   Government of Norway              05/15/15        5.000      8,793,452
                                                                           15,291,685
PERU--0.54%
USD    2,716   Republic of Peru                  03/07/17        5.000+     2,648,100

POLAND--0.91%
       5,000   Government of Poland              11/24/10        6.000      1,654,503
       8,310   Government of Poland              10/24/15        6.250      2,816,602
                                                                            4,471,105
SOUTH KOREA--0.59%
     700,000   Republic of South Korea           04/10/07        7.170        744,453
   2,000,000   Republic of South Korea           07/10/07        6.150      2,118,185
                                                                            2,862,638
SWEDEN--0.36%
EUR    1,400   Nordea Bank AB                    09/30/16        4.000+     1,775,801

UNITED KINGDOM--9.86%
       1,400   Alliance & Leicester PLC          03/22/49        5.827+     2,613,369
EUR    1,500   Aviva PLC                         10/02/23        5.250+     1,993,837
EUR      550   Barclays Bank PLC                 03/08/11        5.750        752,210
EUR    2,200   Barclays Bank PLC                 03/04/19        4.500+     2,835,379
EUR    1,900   HBOS PLC                          10/30/19        4.375+     2,421,296
EUR      310   Imperial Tobacco Finance          06/06/07        6.250        404,300
         370   Mitchells & Butlers Finance       09/15/30        6.469        786,678

PRINCIPAL
AMOUNT                                                                  MATURITY     INTEREST
(000)*                                                                    DATES        RATES       VALUE
-----------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES--(CONTINUED)
UNITED KINGDOM--(CONCLUDED)
EUR 1,750   Nationwide Building Society                                08/17/15      3.375%+    $ 2,181,552
EUR   180   RBS Capital Trust I                                        06/30/12++++  6.467^^        253,408
EUR 1,800   Rio Tinto Finance PLC                                      05/10/07      5.125        2,326,324
EUR 1,100   Rolls-Royce Group PLC Euro MTN                             03/16/11      4.500        1,424,683
EUR 1,400   Standard Chartered Bank                                    02/03/17      3.625+       1,728,996
        5   United Kingdom Treasury Bonds                              12/07/09      5.750            9,631
    7,960   United Kingdom Treasury Bonds                              03/07/11      4.250       14,597,140
    4,670   United Kingdom Treasury Bonds                              09/07/16      4.000        8,304,915
    2,850   United Kingdom Treasury Bonds                              12/07/55      4.250        5,600,104
                                                                                                 48,233,822
UNITED STATES--7.48%
    1,480   Banc of America Commercial Mortgage, Inc.,
            Series 2006-2, Class A4                                    05/10/45      5.741+       1,490,789
GBP 1,600   Bear Stearns Co., Inc.                                     01/20/10      5.125        2,970,672
    1,560   Bear Stearns Commercial Mortgage Securities,
            Inc., Series 2006-PW11, Class A4                           03/11/39      5.625+       1,541,951
    2,090   Bear Stearns Commercial Mortgage Securities,
            Inc., Series 2006-PW12, Class A4                           09/11/38      5.711+       2,105,179
    1,100   Bear Stearns Commercial Mortgage Securities,
            Inc., Series 2006-T22, Class A4                            04/12/38      5.634+       1,090,082
EUR 1,150   BMW U.S. Capital LLC                                       09/23/10      2.750        1,399,860
GBP   550   Capital One Multi-Asset                                    06/17/14      6.625        1,082,110
EUR 1,150   Citigroup, Inc.                                            11/14/07      4.625        1,487,273
JPY74,000   Citigroup, Inc.                                            10/31/25      2.400          613,668
    4,180   Discover Card Master Trust I, Series 2003-2, Class A       08/15/10      5.499+       4,188,085
EUR   740   Goldman Sachs Group, Inc.                                  02/04/13      3.750          912,437
    1,670   Greenwich Capital Commercial Funding Corp., Series
            2006-GG7, Class A4                                         07/10/38      6.110        1,703,597
    1,200   GS Mortgage Securities Corp. II, Series 2006-GG6,
            Class A4                                                   04/10/38      5.553+       1,186,652
    1,103   INTERSTAR Millennium Trust, Series 2005-1G, Class A        12/08/36      5.390+       1,107,968
      581   INTERSTAR Millennium Trust, Series 2005-2L, Class A1 (1)   07/27/38      5.650+         584,710
      139   Long Beach Mortgage Loan Trust, Series 2004-1, Class A3    02/25/34      5.685+         138,836
GBP   230   MBNA Credit Card, Series 03C4                              05/17/13      6.100          439,883
      334   Option One Trust                                           02/25/32      5.965+         334,377
       62   Residential Asset Securities Corp., Series 2003-KS6,
            Class A2                                                   08/25/33      5.685+          62,142
      112   Residential Asset Securities Corp., Series 2003-KS7,
            Class AIIB                                                 09/25/33      5.705+         112,577
      663   Residential Asset Securities Corp., Series 2003-RS4,
            Class AIIB                                                 05/25/33      5.715+         670,173
      181   Residential Asset Securities Corp., Series 2004-RS4,
            Class A2B1                                                 04/25/34      5.645+         181,342
EUR   855   Residential Capital Corp.                                  05/17/12      5.125        1,094,744
      649   SMHL Global Fund, Series 6, Class A                        11/09/35      5.326+         649,326

PRINCIPAL
AMOUNT                                                                 MATURITY    INTEREST
(000)*                                                                  DATES        RATES        VALUE
----------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES--(CONCLUDED)
UNITED STATES--(CONCLUDED)
        5   US Treasury Bonds                                        05/15/30      6.250%     $      5,754
    4,418   US Treasury Inflation Index Bonds (2)                    01/15/25      2.375         4,382,477
    4,631   US Treasury Inflation Index Bonds (2)                    01/15/26      2.000         4,326,786
      640   US Treasury Notes                                        05/15/16      5.125           646,650
      180   US Treasury Stripped Principal Payment Bonds #           02/15/19      8.875+/-         94,679
                                                                                                36,604,779
----------------------------------------------------------------------------------------------------------
Total long-term global debt securities (cost--$409,470,144)                                    414,939,653
==========================================================================================================
COMMERCIAL PAPER@--1.10%
UNITED KINGDOM--1.10%
BANKING--NON-US--1.10%
USD 5,438   HBOS Treasury Services PLC (cost--$5,365,267)            10/30/06      5.350         5,365,267
SHORT-TERM US GOVERNMENT AND AGENCY OBLIGATIONS@--3.05%
   12,500   Federal Home Loan Bank                                   08/04/06 to   5.170 to
                                                                     08/23/06      5.205%       12,467,115
    2,500   US Treasury Bills^                                       11/09/06      4.830         2,466,451
----------------------------------------------------------------------------------------------------------
Total short-term US government and agency obligations (cost--$14,933,566)                       14,933,566
==========================================================================================================
REPURCHASE AGREEMENT--7.35%
USD35,953   Repurchase agreement dated 07/31/06 with State
            Street Bank & Trust Co., collateralized by $37,712,833
            US treasury notes, 3.500% to 5.125% due 08/15/09 to
            06/30/11; (value--$36,672,073); proceeds: $35,957,854
            (cost--$35,953,000)                                      08/01/06      4.860        35,953,000

NUMBER OF
SHARES
(000)
----------------------------------------------------------------------------------------------------------
MONEY MARKET FUND++--0.00%
+++  0      DWS Money Market Series (cost--$107)                                   5.216               107
Total investments (cost--$465,722,084)--96.32%                                                 471,191,593
Other assets in excess of liabilities--3.68%                                                    17,983,729
Net assets--100.00%                                                                           $489,175,322

Note: The Portfolio of investments is listed by the issuer's country of origin.

*     In local currency unless otherwise indicated.

+ Floating rate securities. The interest rates shown are the current rates as of July 31, 2006.

++    Interest rates shown reflect yield at July 31, 2006.

+++   Amount represents less than 500 shares.

++++  Perpetual bond security. The maturity date reflects the next call date.

^^ Variable rate security--The interest rate shown is the current rate as of July 31, 2006, and resets at the next call date.

^     Entire amount pledged as collateral for futures transactions.

+/-   Annualized yield at date of purchase.

# Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.

@     Interest rates shown are the discount rates at date of purchase.

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.12% of net assets as of July 31, 2006, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2) Principal amount for accrual purposes is adjusted based on changes in the Consumer Price Index.

EUR   Euro Dollar

GBP   Great Britain Pound

JPY   Japanese Yen

MTN   Medium Term Note

USD   United States Dollar

Note: There are no investments in affiliated issuers at July 31, 2006. The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2006.

                                  PURCHASES    SALES DURING               INCOME EARNED
                                 DURING THE      THE YEAR                FROM AFFILIATE
SECURITY             VALUE AT    YEAR ENDED        ENDED      VALUE AT    FOR THE YEAR
DESCRIPTION          07/31/05     07/31/06       07/31/06     07/31/06   ENDED 07/31/06
---------------------------------------------------------------------------------------
UBS Private Money
Market Fund LLC     $2,554,483   $77,225,870    $79,780,353      --          $6,506

FUTURES CONTRACTS

                                                                                           UNREALIZED
NUMBER OF                                                 IN EXCHANGE   EXPIRATION        APPRECIATION
CONTRACTS   CURRENCY         CONTRACTS TO RECEIVE             FOR          DATES         (DEPRECIATION)
-------------------------------------------------------------------------------------------------------
      283   EUR        Euro Bond 2 Year Futures           $37,611,379   September 2006     $  16,884
      156   EUR        Euro Bond 5 Year Futures            21,777,839   September 2006        98,995
       12   JPY        Japan Bond 10 Year Futures          13,944,394   September 2006      (102,451)
       30   GBP        United Kingdom Long Gilt
                       10 Year Futures                      6,138,894   September 2006         7,251
                                                                                              20,679
                             CONTRACTS TO DELIVER
      178   EUR        Euro Bond 10 Year Futures           26,336,341   September 2006      (195,326)
       34   USD        US Treasury Bond 20 Year Futures     3,640,005   September 2006       (41,557)
       74   USD        US Treasury Note 2 Year Futures     15,061,677   September 2006         4,989
      515   USD        US Treasury Note 5 Year Futures     53,670,843   September 2006        (1,813)
       47   USD        US Treasury Note 10 Year Futures     4,926,472   September 2006       (56,996)
                                                                                            (290,703)
                                                                                           $(270,024)

CURRENCY TYPE ABBREVIATIONS:

EUR  Euro Dollar
GBP  Great Britain Pound
JPY  Japanese Yen
USD  United States Dollar

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                       UNREALIZED
                        CONTRACTS TO         IN           MATURITY    APPRECIATION
                          DELIVER        EXCHANGE FOR       DATES    (DEPRECIATION)
-----------------------------------------------------------------------------------
Australian Dollar         7,000,000      CAD 5,859,350    08/22/06     $ (90,432)
Australian Dollar         2,200,000      CAD 1,837,506    08/22/06       (30,192)
Australian Dollar        48,025,135      EUR27,766,293    08/16/06      (640,784)
Australian Dollar         4,960,000      NZD 6,053,432    08/22/06       (32,843)
Australian Dollar         2,400,000      NZD 2,985,456    08/22/06         1,494
Australian Dollar        10,400,000      NZD12,698,949    08/22/06       (66,930)
Australian Dollar         3,780,000      NZD 4,597,652    08/22/06       (29,855)
Australian Dollar         3,220,000      NZD 3,914,393    08/22/06       (26,088)
Australian Dollar         3,720,000      NZD 4,590,740    08/22/06        (9,007)
Australian Dollar         8,180,000      NZD 9,779,247    08/22/06      (117,085)
Australian Dollar         9,427,337      USD 6,980,000    08/16/06      (242,026)
Australian Dollar        15,004,427      USD11,178,298    08/16/06      (316,185)
Australian Dollar         1,720,000      USD 1,274,537    08/22/06       (42,962)
Australian Dollar         2,160,000      USD 1,626,984    08/22/06       (27,549)
Australian Dollar         1,600,000      USD 1,219,736    08/22/06        (5,844)
Australian Dollar         4,250,000      USD 3,207,337    08/22/06       (48,111)
Australian Dollar           640,000      USD   477,622    08/22/06       (12,610)
Canadian Dollar             537,600      AUD   640,000    08/22/06         7,433
Canadian Dollar             675,620      AUD   800,000    08/22/06         7,691
Canadian Dollar           6,535,822      AUD 7,780,000    08/22/06        90,086
Canadian Dollar           1,201,788      AUD 1,400,000    11/29/06         2,151
Canadian Dollar           2,177,796      AUD 2,540,000    11/29/06         5,051
Canadian Dollar          13,126,068      EUR 9,063,149    08/16/06        (6,935)
Canadian Dollar           8,050,811      GBP 3,881,780    08/16/06        68,194
Canadian Dollar           8,017,774      USD 7,203,750    08/16/06       115,477
Canadian Dollar           2,136,346      USD 1,920,000    08/22/06        30,966
Canadian Dollar           4,915,771      USD 4,420,000    08/22/06        73,296
Canadian Dollar           4,160,842      USD 3,730,000    08/22/06        50,832
Canadian Dollar          11,459,854      USD10,300,714    08/22/06       167,495
Canadian Dollar           2,748,593      USD 2,492,865    08/22/06        62,459
Danish Krone            136,502,412      EUR18,296,929    08/16/06         2,686
Danish Krone             78,298,613      USD13,518,407    08/16/06        99,566
Euro Dollar              18,616,631      CAD26,653,430    08/16/06      (122,278)
Euro Dollar              11,503,587      CAD16,304,034    08/16/06      (148,782)
Euro Dollar               6,400,000      CHF 9,981,656    08/22/06       (27,851)

                                                                       UNREALIZED
                        CONTRACTS TO          IN          MATURITY    APPRECIATION
                          DELIVER        EXCHANGE FOR       DATES    (DEPRECIATION)
-----------------------------------------------------------------------------------
Euro Dollar               2,020,000    CHF    3,154,255   08/22/06     $  (7,245)
Euro Dollar               5,260,000    CHF    8,180,352   08/22/06       (32,390)
Euro Dollar               1,820,000    CHF    2,844,806   11/29/06          (249)
Euro Dollar              18,341,965    DKK  136,814,917   08/16/06        (4,704)
Euro Dollar              23,672,936    DKK  176,595,366   08/16/06        (4,692)
Euro Dollar              17,358,009    GBP   12,006,187   08/16/06       118,733
Euro Dollar               2,200,000    GBP    1,513,952   08/22/06         7,408
Euro Dollar               2,340,000    GBP    1,606,597   08/22/06         4,424
Euro Dollar              26,140,000    GBP   18,022,381   08/22/06       119,679
Euro Dollar               3,560,000    GBP    2,459,989   08/22/06        21,462
Euro Dollar               4,620,000    GBP    3,166,548   08/22/06         3,641
Euro Dollar               3,140,000    GBP    2,154,166   11/29/06        (3,495)
Euro Dollar               2,180,000    GBP    1,493,823   11/29/06        (4,060)
Euro Dollar               6,700,000    JPY  951,211,970   08/22/06      (123,508)
Euro Dollar               6,200,000    JPY  871,501,840   08/22/06      (152,468)
Euro Dollar               4,520,000    JPY  635,121,200   08/22/06      (112,168)
Euro Dollar               1,460,000    JPY  204,290,500   08/22/06       (39,991)
Euro Dollar               8,620,000    JPY1,220,426,280   08/22/06      (173,656)
Euro Dollar               4,260,000    NOK   33,354,376   08/22/06       (10,876)
Euro Dollar               2,420,000    NOK   19,117,334   08/22/06         7,619
Euro Dollar                 990,148    PLN    4,000,000   08/16/06        15,248
Euro Dollar               2,966,405    PLN   12,000,000   08/16/06        48,328
Euro Dollar              13,730,354    SEK  126,593,859   08/16/06        16,179
Euro Dollar               9,280,000    SEK   86,024,991   08/22/06        43,942
Euro Dollar               1,760,000    SEK   16,343,686   08/22/06        10,322
Euro Dollar               2,092,652    SKK   80,000,000   08/16/06         4,129
Euro Dollar               3,250,000    USD    4,127,975   08/22/06       (30,099)
Euro Dollar               1,650,000    USD    2,085,732   08/22/06       (25,290)
Euro Dollar              33,260,000    USD   42,678,333   08/22/06       125,245
Euro Dollar               1,870,000    USD    2,391,169   08/22/06        (1,323)
Euro Dollar              20,860,000    USD   26,505,665   08/22/06      (182,772)
Euro Dollar               2,490,000    USD    3,188,498   08/22/06         2,774
Euro Dollar               7,380,000    USD    9,354,445   11/29/06      (142,694)
Euro Dollar               1,840,000    USD    2,330,452   11/29/06       (37,398)
Euro Dollar                 650,000    USD      824,551   11/29/06       (11,918)


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
                                                                       UNREALIZED
                        CONTRACTS TO          IN          MATURITY    APPRECIATION
                          DELIVER        EXCHANGE FOR       DATES    (DEPRECIATION)
-----------------------------------------------------------------------------------
Euro Dollar                  290,000   USD      367,511   11/29/06     $  (5,683)
Euro Dollar                3,010,000   USD    3,820,142   11/29/06       (53,353)
Great Britain Pound       10,504,640   AUD   26,334,923   08/16/06       272,244
Great Britain Pound        9,012,664   AUD   22,626,023   08/16/06       245,625
Great Britain Pound        8,340,000   CHF   18,779,952   08/22/06      (143,116)
Great Britain Pound           60,000   CHF      135,357   08/22/06          (928)
Great Britain Pound          540,000   CHF    1,216,620   08/22/06        (9,001)
Great Britain Pound          100,000   CHF      225,576   08/22/06        (1,554)
Great Britain Pound           40,000   CHF       91,217   11/29/06            90
Great Britain Pound        3,740,000   CHF    8,523,759   11/29/06         6,356
Great Britain Pound        6,384,955   EUR    9,280,000   08/22/06       (30,155)
Great Britain Pound       11,305,419   EUR   16,320,000   08/22/06      (124,710)
Great Britain Pound        5,219,553   EUR    7,560,000   08/22/06       (41,401)
Great Britain Pound        1,437,674   EUR    2,060,000   08/22/06       (25,686)
Great Britain Pound        1,444,779   EUR    2,100,000   11/29/06        (1,496)
Great Britain Pound        9,445,747   JPY1,970,892,926   08/16/06      (208,910)
Great Britain Pound        3,792,926   USD    7,062,201   08/16/06       (25,626)
Great Britain Pound           80,676   USD      148,985   08/16/06        (1,774)
Great Britain Pound        1,320,000   USD    2,469,232   08/22/06         2,208
Great Britain Pound          910,000   USD    1,704,330   08/22/06         3,579
Great Britain Pound          120,400   USD      222,576   08/22/06        (2,447)
Great Britain Pound          850,000   USD    1,591,822   08/22/06         3,208
Great Britain Pound        2,184,130   USD    4,118,275   08/22/06        36,229
Japanese Yen             883,785,976   AUD   10,610,949   08/16/06       200,485
Japanese Yen           1,559,252,662   EUR   10,805,632   08/16/06        92,419
Japanese Yen           1,654,947,750   EUR   11,500,000   08/22/06       114,535
Japanese Yen             135,235,450   EUR      940,000   08/22/06         9,531
Japanese Yen             106,463,800   EUR      740,000   08/22/06         7,495
Japanese Yen               9,376,843   USD       80,573   08/16/06        (1,417)
Japanese Yen             908,750,591   USD    7,940,000   08/22/06       (13,392)
Japanese Yen           2,372,396,950   USD   21,320,000   08/22/06       556,765
Japanese Yen           2,250,405,530   USD   20,169,666   08/22/06       474,101
Japanese Yen             892,302,492   USD    8,086,052   08/22/06       276,614
Japanese Yen           1,079,297,030   USD    9,639,819   08/22/06       193,804
Japanese Yen             513,320,480   USD    4,660,000   08/22/06       167,415


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

FORWARD FOREIGN CURRENCY CONTRACTS--(CONTINUED)

                                                                       UNREALIZED
                        CONTRACTS TO          IN          MATURITY    APPRECIATION
                          DELIVER        EXCHANGE FOR       DATES    (DEPRECIATION)
------------------------------------------------------------------------------------
Japanese Yen           1,088,483,510     USD 9,570,000    08/22/06     $  43,584
Japanese Yen           1,096,322,346     USD 9,574,868    08/22/06       (20,153)
Japanese Yen              45,880,400     USD   400,000    11/29/06        (6,957)
Japanese Yen              86,056,500     USD   750,000    11/29/06       (13,317)
Japanese Yen             656,155,060     USD 5,720,000    11/29/06      (100,067)
Mexican Peso             118,662,649     USD10,788,494    08/22/06       (25,463)
Mexican Peso              35,572,752     USD 3,180,000    08/22/06       (61,814)
New Zealand Dollar         6,006,034     AUD 5,000,000    08/22/06        62,779
New Zealand Dollar        12,932,894     AUD10,800,000    08/22/06       147,982
New Zealand Dollar         6,510,048     AUD 5,440,000    08/22/06        75,865
New Zealand Dollar         1,195,968     AUD   960,000    11/29/06            50
New Zealand Dollar         9,160,108     AUD 7,360,000    11/29/06         3,135
New Zealand Dollar           322,998     AUD   260,000    11/29/06           293
New Zealand Dollar         2,950,000     USD 1,829,963    08/22/06        10,472
New Zealand Dollar        17,829,195     USD11,107,588    08/22/06       110,963
Norwegian Krone           55,944,760     EUR 7,181,612    08/16/06        41,612
Norwegian Krone           12,166,596     EUR 1,560,000    08/22/06         7,863
Norwegian Krone           12,933,917     GBP 1,149,099    08/16/06        21,619
Norwegian Krone           13,000,000     SEK15,342,860    08/22/06         8,730
Norwegian Krone           42,620,000     SEK49,459,793    08/22/06       (29,859)
Norwegian Krone            4,500,000     SEK 5,209,587    08/22/06        (4,028)
Norwegian Krone           13,648,736     USD 2,259,725    08/16/06        39,359
Norwegian Krone            6,364,587     USD 1,012,577    08/16/06       (22,809)
Norwegian Krone           29,363,040     USD 4,801,805    08/22/06        22,883
Polish Zloty               4,000,000     EUR   972,266    08/16/06       (26,683)
Polish Zloty              12,000,000     EUR 2,916,444    08/16/06       (80,275)
Polish Zloty               7,919,382     EUR 2,040,000    08/22/06        20,997
Polish Zloty              28,525,945     USD 9,428,818    08/22/06       178,784
Singapore Dollar           6,443,217     USD 4,070,000    08/22/06       (15,823)
Singapore Dollar           3,354,900     USD 2,120,000    08/22/06        (7,435)
Singapore Dollar           2,767,687     USD 1,750,000    08/22/06        (5,067)
Singapore Dollar           1,170,865     USD   740,000    08/22/06        (2,478)
Slovakia Koruna           80,000,000     EUR 2,063,451    08/16/06       (22,801)
South Korean Won       7,511,313,645     USD 7,872,669    08/22/06         3,804
South Korean Won       4,708,542,000     USD 4,960,000    08/22/06        27,324


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

FORWARD FOREIGN CURRENCY CONTRACTS--(CONTINUED)

                                                                       UNREALIZED
                        CONTRACTS TO          IN          MATURITY    APPRECIATION
                          DELIVER        EXCHANGE FOR       DATES    (DEPRECIATION)
-----------------------------------------------------------------------------------
Swedish Krona             2,233,788      EUR   240,000    08/22/06      $  (1,762)
Swedish Krona            45,261,236      EUR 4,840,000    08/22/06        (50,361)
Swedish Krona             3,556,762      EUR   380,000    08/22/06         (4,176)
Swedish Krona            42,641,747      EUR 4,580,000    08/22/06        (34,579)
Swedish Krona            31,570,790      NOK26,380,000    08/22/06        (48,066)
Swedish Krona            34,347,184      NOK28,680,000    08/22/06        (53,912)
Swedish Krona            62,668,453      USD 8,764,328    08/16/06         55,888
Swedish Krona            10,322,892      USD 1,410,000    08/22/06        (25,279)
Swiss Franc               7,915,199      EUR 5,080,000    08/22/06         25,260
Swiss Franc              10,204,064      EUR 6,540,000    08/22/06         26,806
Swiss Franc              10,624,265      EUR 6,820,000    08/22/06         34,745
Swiss Franc               4,133,192      GBP 1,840,000    08/22/06         35,692
Swiss Franc               8,586,182      GBP 3,800,000    08/22/06         53,244
Swiss Franc              10,475,330      GBP 4,640,000    08/22/06         68,619
Swiss Franc               3,100,101      GBP 1,380,000    08/22/06         26,685
Swiss Franc               2,555,370      GBP 1,120,000    11/29/06         (3,056)
Swiss Franc               6,079,696      GBP 2,660,000    11/29/06        (11,658)
Swiss Franc                  34,154      USD    28,156    08/22/06            329
Swiss Franc               4,363,758      USD 3,540,000    08/22/06        (15,350)
Swiss Franc               7,714,162      USD 6,340,000    08/22/06         54,924
Swiss Franc               2,292,566      USD 1,910,000    08/22/06         42,143
United States Dollar         63,141      AUD    84,866    08/16/06          1,873
United States Dollar      1,450,000      AUD 1,904,037    08/16/06          8,631
United States Dollar      2,703,419      AUD 3,589,640    08/16/06         46,507
United States Dollar        635,586      AUD   840,000    08/22/06          7,844
United States Dollar      4,586,782      AUD 6,130,000    08/22/06        108,722
United States Dollar      1,992,598      AUD 2,660,000    08/22/06         44,930
United States Dollar      8,435,945      AUD10,941,563    08/22/06        (54,843)
United States Dollar      1,980,000      CAD 2,188,792    08/22/06        (44,590)
United States Dollar      1,410,000      CAD 1,574,063    08/22/06        (18,156)
United States Dollar     11,528,309      CAD12,923,899    08/22/06       (100,528)
United States Dollar      5,772,717      CAD 6,340,640    08/22/06       (166,093)
United States Dollar      8,405,974      CAD 9,339,037    08/22/06       (148,058)
United States Dollar      4,645,833      CHF 5,606,934    08/22/06        (77,611)
United States Dollar      2,080,000      CHF 2,531,758    08/22/06        (17,262)

                                                                       UNREALIZED
                        CONTRACTS TO                      MATURITY    APPRECIATION
                          DELIVER       IN EXCHANGE FOR     DATES    (DEPRECIATION)
----------------------------------------------------------------------------------
United States Dollar       3,870,000   CHF    4,778,334   08/22/06    $    23,124
United States Dollar       1,040,000   CHF    1,264,588   11/29/06            907
United States Dollar       1,416,365   DKK    8,299,898   08/22/06          6,657
United States Dollar         557,228   EUR      438,974   08/16/06          4,158
United States Dollar       2,795,177   EUR    2,170,843   08/16/06        (18,975)
United States Dollar       3,120,000   EUR    2,491,416   08/16/06         66,170
United States Dollar       4,952,067   EUR    3,830,000   08/22/06        (51,937)
United States Dollar      15,065,487   EUR   11,730,000   08/22/06        (58,039)
United States Dollar      34,240,851   EUR   26,728,659   08/22/06        (44,008)
United States Dollar       3,419,220   EUR    2,665,204   08/22/06         (9,339)
United States Dollar      10,754,652   EUR    8,440,000   08/22/06         43,546
United States Dollar      14,597,437   EUR   11,400,000   08/22/06        (12,193)
United States Dollar         849,721   EUR      670,000   08/22/06          7,482
United States Dollar       7,199,700   EUR    5,630,000   11/29/06         45,407
United States Dollar       7,986,187   EUR    6,270,000   11/29/06         82,521
United States Dollar       4,082,824   EUR    3,190,000   11/29/06         22,308
United States Dollar       2,741,386   EUR    2,160,000   11/29/06         38,265
United States Dollar       7,970,000   GBP    4,329,969   08/16/06        121,396
United States Dollar       1,144,941   GBP      611,700   08/22/06         (1,700)
United States Dollar       1,562,206   GBP      850,936   08/22/06         28,158
United States Dollar       1,340,338   GBP      720,000   08/22/06          5,312
United States Dollar       4,875,503   GBP    2,585,726   08/22/06        (42,891)
United States Dollar       7,511,344   GBP    4,098,066   11/29/06        162,516
United States Dollar         267,261   HUF   54,951,550   08/22/06         (9,584)
United States Dollar      36,789,145   JPY4,125,773,801   08/16/06       (713,537)
United States Dollar         720,000   JPY   79,763,760   08/16/06        (22,549)
United States Dollar       8,240,000   JPY  921,661,850   08/22/06       (173,609)
United States Dollar      16,510,000   JPY1,873,681,150   08/22/06       (111,529)
United States Dollar       3,954,824   JPY  438,132,250   08/22/06       (120,287)
United States Dollar      74,457,149   JPY8,211,650,024   08/22/06     (2,588,728)
United States Dollar       6,720,000   JPY  760,668,350   08/22/06        (62,625)
United States Dollar       1,960,000   JPY  218,502,960   08/22/06        (47,661)
United States Dollar       1,809,911   JPY  195,517,495   08/22/06        (98,741)
United States Dollar       3,980,000   JPY  451,248,300   11/29/06         22,553
United States Dollar         510,000   JPY   57,615,720   11/29/06          1,049

FORWARD FOREIGN CURRENCY CONTRACTS--(CONCLUDED)

                                                                      UNREALIZED
                       CONTRACTS TO                      MATURITY    APPRECIATION
                          DELIVER      IN EXCHANGE FOR     DATES    (DEPRECIATION)
----------------------------------------------------------------------------------
United States Dollar      5,410,000    JPY  619,934,605   11/29/06    $    88,793
United States Dollar      1,030,000    JPY  115,705,050   11/29/06         (3,701)
United States Dollar      7,655,607    KRW7,331,392,000   08/22/06         24,772
United States Dollar      5,226,347    KRW4,888,463,645   08/22/06       (105,184)
United States Dollar      7,898,332    KRW7,511,313,645   11/29/06         (7,306)
United States Dollar      4,707,605    KRW4,500,000,000   12/06/06         20,862
United States Dollar      1,469,195    MXN   16,820,691   08/22/06         63,707
United States Dollar        820,474    MXN    9,024,395   08/22/06          1,936
United States Dollar      9,781,658    MXN  111,382,932   08/22/06        368,884
United States Dollar      1,203,186    MXN   13,751,214   08/22/06         49,989
United States Dollar      2,235,886    MYR    8,000,000   09/20/06        (42,573)
United States Dollar      3,498,850    NOK   21,395,465   08/22/06        (16,674)
United States Dollar        127,197    NZD      210,000   08/22/06          2,326
United States Dollar        839,998    NZD    1,390,000   08/22/06         17,321
United States Dollar      3,219,296    NZD    5,330,000   08/22/06         68,122
United States Dollar      1,076,751    PLN    3,435,914   08/22/06         37,403
United States Dollar      2,690,035    PLN    8,285,309   08/22/06         (3,380)
United States Dollar      1,583,714    PLN    4,791,367   08/22/06        (30,030)
United States Dollar      3,243,149    PLN   10,459,157   08/22/06        148,414
United States Dollar     11,941,800    SEK   86,418,031   08/22/06         73,632
United States Dollar        270,000    SEK    1,935,630   08/22/06           (873)
United States Dollar        230,000    SGD      359,157   08/22/06         (2,249)
United States Dollar      2,930,000    SGD    4,577,878   08/22/06        (27,041)
United States Dollar      6,222,793    SGD    9,707,558   08/22/06        (66,962)
United States Dollar      2,133,333    THB   80,000,000   09/20/06        (18,982)
United States Dollar      1,348,179    ZAR    8,211,220   08/22/06       (167,814)
                                                                      $(2,721,721)

CURRENCY TYPE ABBREVIATIONS:

AUD   Australian Dollar
CAD   Canadian Dollar
CHF   Swiss Franc
DKK   Danish Krone
EUR   Euro Dollar
GBP   Great Britain Pound
HUF   Hungarian Forint

CURRENCY TYPE ABBREVIATIONS--(CONCLUDED):

JPY   Japanese Yen
KRW   South Korean Won
MXN   Mexican Peso
MYR   Malaysian Ringgit
NZD   New Zealand Dollar
NOK   Norwegian Krone
PLN   Polish Zloty
SEK   Swedish Krona
SGD   Singapore Dollar
SKK   Slovakia Koruna
THB   Thai Baht
USD   United States Dollar
ZAR   South African Rand

INVESTMENTS BY TYPE OF ISSUER (UNAUDITED)

                                                                PERCENTAGE
                                                            OF PORTFOLIO ASSETS
                                                          ----------------------
                                                          LONG-TERM   SHORT-TERM
--------------------------------------------------------------------------------
Government and other public issuers                         66.78%       3.17%
Repurchase agreement                                           --        7.63
Bank and other financial institutions                       16.81        1.14
Industrial                                                   4.47          --
Money market fund                                              --        0.00*
                                                            88.06%      11.94%

* Weighting represents less than 0.01% of portfolio assets as of July 31, 2006.

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust
UBS PACE HIGH YIELD INVESTMENTS
PORTFOLIO OF INVESTMENTS--JULY 31, 2006

PRINCIPAL
AMOUNT                                           MATURITY   INTEREST
(000)+                                             DATES      RATES      VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS--88.31%

AEROSPACE & DEFENSE--4.21%
   $ 75   Alliant Techsystems, Inc.              04/01/16     6.750%    $ 72,750
    110   DRS Technologies, Inc.                 11/01/13     6.875      106,425
     85   Hexcel Corp.                           02/01/15     6.750       81,387
    210   Sequa Corp.                            08/01/09     9.000      221,025
                                                                         481,587
AIRLINES--2.27%
    205   American Airlines, Inc., Series
          2001-1, Class B                        05/23/19     7.377      184,886
     75   Continental Airlines, Inc., Series D   12/01/06     7.568       74,842
                                                                         259,728
APPAREL/TEXTILES--0.45%
     50   Phillips Van Heusen                    05/01/13     8.125       51,250

AUTO & TRUCK--3.79%
    200   Ford Motor Co.                         07/16/31     7.450      147,000
    350   General Motors (1)                     07/15/33     8.375      287,000
                                                                         434,000
AUTOMOTIVE--2.02%
     70   Ashtead Holdings PLC*                  08/01/15     8.625       69,125
     85   Avis Budget Car Rental*                05/15/14     7.625       83,300
     55   Hertz Corp.*                           01/01/14     8.875       57,337
     20   Hertz Corp.*                           01/01/16    10.500       21,750
                                                                         231,512
AUTOMOTIVE PARTS--0.48%
     65   J.B. Poindexter & Co.                  03/15/14     8.750       54,600

BEVERAGES--1.71%
    190   Constellation Brands, Inc., Series B   01/15/12     8.125      195,700

BUILDING MATERIALS--0.57%
     60   Interface, Inc.                        02/01/10    10.375       65,550

BUILDING PRODUCTS--1.98%
     75   Ainsworth Lumber                       03/15/14     6.750       55,125
     40   K. Hovnanian Enterprises               05/15/13     7.750       35,900
     50   Nortek, Inc.                           09/01/14     8.500       46,750
     90   US Concrete, Inc.                      04/01/14     8.375       89,100
                                                                         226,875
BUILDING PRODUCTS-CEMENT--0.54%
     62   Texas Industries, Inc.                 07/15/13     7.250       62,078

CABLE--3.11%
    120   CCH I Holdings LLC                     01/15/15    12.125#      72,600
     35   Charter Communications Operating LLC*  04/30/14     8.375       35,262
     50   DIRECTV Holdings Finance               03/15/13     8.375       52,375
    200   EchoStar DBS Corp.                     10/01/11     6.375      195,500
                                                                         355,737
CHEMICALS--6.38%
     65   Chemtura Corp.                         06/01/16     6.875       62,725
     70   Hexion US Finance Nova Scotia          07/15/14     9.000       71,575

PRINCIPAL
AMOUNT                                           MATURITY   INTEREST
(000)+                                             DATES      RATES      VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)
CHEMICALS--(CONCLUDED)
   $175   Huntsman LLC                           07/15/12     11.500%   $195,125
    100   Innophos, Inc.                         08/15/14     8.875      100,000
     65   Lyondell Chemical Co.                  07/15/12     11.125      70,769
     80   Nalco Co.                              11/15/11     7.750       80,400
     50   Nova Chemicals Corp.                   01/15/12     6.500       46,500
    100   OM Group, Inc.                         12/15/11     9.250      103,500
                                                                         730,594
COMMERCIAL SERVICES--2.43%
    180   Iron Mountain, Inc.                    01/15/15     7.750      175,500
    105   Lamar Media Corp.                      01/01/13     7.250      103,162
                                                                         278,662
COMMUNICATIONS EQUIPMENT--2.20%
    250   American Tower Corp.                   10/15/12     7.125      251,250

COMPUTER SOFTWARE & SERVICES--0.94%
    105   Sungard Data Systems, Inc.             08/15/13     9.125      107,231

CONSUMER PRODUCTS--0.71%
     85   Scotts Co.                             11/15/13     6.625       81,706

CONTAINERS & PACKAGING--2.17%
     50   Ball Corp.                             12/15/12     6.875       49,750
     65   Crown Americas*                        11/15/13     7.625       64,188
     70   Owens-Brockway Glass Container, Inc.   11/15/12     8.750       73,850
 EUR 50   Owens-Brockway Glass Container, Inc.   12/01/14     6.750       60,836
                                                                         248,624
ELECTRIC UTILITIES--3.07%
     90   Edison Mission Energy*                 06/15/13     7.500       88,875
     60   Midwest Generation LLC                 05/01/34     8.750       63,825
    100   MSW Energy Holdings Finance            09/01/10     8.500      102,000
     98   Tenaska Alabama Partners*              06/30/21     7.000       96,196
                                                                         350,896
ELECTRONICS--0.84%
    100   L-3 Communications Corp., Series B     10/15/15     6.375       96,000

ENERGY--1.59%
     55   Alpha Natural Resources                06/01/12    10.000       58,437
     75   Foundation PA Coal Co.                 08/01/14     7.250       72,750
     55   Massey Energy Co.                      12/15/13     6.875       50,738
                                                                         181,925
ENERGY-INDEPENDENT--1.45%
    170   NRG Energy, Inc.                       02/01/14     7.250      166,388

FINANCE-CAPTIVE AUTOMOTIVE--3.48%
    175   Ford Motor Credit Co.                  10/01/13     7.000      153,707
    250   General Motors Acceptance Corp.        11/01/31     8.000      245,176
                                                                         398,883
FINANCE-DIVERSIFIED--0.87%
     95   UCAR Finance, Inc.                     02/15/12     10.250      99,394

PRINCIPAL
AMOUNT                                           MATURITY   INTEREST
(000)+                                             DATES      RATES     VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)
FINANCE-OTHER--1.66%
   $200   Arch Western Finance                   07/01/13     6.750%    $190,500

GAMING--4.79%
     85   Isle of Capri Casinos                  03/01/14     7.000       81,175
    165   Mandalay Resort Group                  12/15/11     6.375      157,575
     75   Mohegan Tribal Gaming                  02/15/13     6.125       71,250
     65   River Rock Entertainment               11/01/11     9.750       68,250
    180   Wynn Las Vegas LLC Corp.               12/01/14     6.625      169,650
                                                                         547,900
INDUSTRIAL PRODUCTS & SERVICES--2.11%
    255   Allied Waste North America, Series B   02/15/11     5.750      240,975

MACHINERY--1.73%
    200   Terex Corp.                            01/15/14     7.375      198,500

MACHINERY-AGRICULTURE & CONSTRUCTION--1.84%
    200   Case New Holland, Inc.                 08/01/11     9.250      210,750

MANUFACTURING-DIVERSIFIED--0.29%
     45   Koppers Holdings, Inc.                 11/15/14     9.875#      32,963

METALS--6.08%
    125   California Steel Industries            03/15/14     6.125      116,250
     85   Century Aluminum Co.                   08/15/14     7.500       84,575
     70   Jorgensen Earle M. Co.                 06/01/12     9.750       74,550
    117   Mueller Group, Inc.                    05/01/12    10.000      126,360
    200   Novelis, Inc.*                         02/15/15     7.250      193,500
     50   RathGibson, Inc.*                      02/15/14    11.250       51,750
     50   Ryerson, Inc.                          12/15/11     8.250       49,250
                                                                         696,235
OIL & GAS--2.09%
    200   Pacific Energy Partners                09/15/15     6.250      194,000
     45   SemGroup LP*                           11/15/15     8.750       45,225
                                                                         239,225
OIL EQUIPMENT--2.60%
     45   Dynegy Holdings, Inc.                  02/15/12     8.750       46,125
     35   Markwest Energy Partners*              07/15/16     8.500       35,350
     65   Range Resources Corp.                  07/15/13     7.375       65,406
     75   Sonat, Inc.                            07/15/11     7.625       75,937
     75   Universal Compression, Inc.            05/15/10     7.250       75,188
                                                                         298,006
OIL REFINING--2.62%
    210   Frontier Oil Corp.                     10/01/11     6.625      203,700
    100   Tesoro Corp.*                          11/01/12     6.250       95,875
                                                                         299,575
OIL SERVICES--6.46%
     85   Basic Energy Services*                 04/15/16     7.125       79,262
    200   Chesapeake Energy Corp.                09/15/13     7.500      201,250
      5   Chesapeake Energy Corp.                06/15/15     6.375        4,700

PRINCIPAL
AMOUNT                                         MATURITY   INTEREST
(000)+                                           DATES      RATES       VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS--(CONCLUDED)

OIL SERVICES--(CONCLUDED)
 $   60   Delta Petroleum Corp.                04/01/15     7.000%   $    56,400
     50   Hilcorp Energy Co.*                  06/01/16     9.000         51,750
    180   Hornbeck Offshore Services,
          Series B                             12/01/14     6.125        167,850
    110   Houston Exploration Co.              06/15/13     7.000        107,800
     70   Williams Partners LP*                06/15/11     7.500         70,175
                                                                         739,187
PAPER & FOREST PRODUCTS--1.00%
    115   Georgia-Pacific Corp.                05/15/11     8.125        114,713
          PERSONAL PRODUCTS--0.73%
     80   Nutro Products, Inc.*                04/15/14    10.750         83,400

RETAIL--2.58%
    185   Inergy LP                            12/15/14     6.875        174,362
     85   Neiman Marcus Group, Inc.            10/15/15     9.000         89,569
     30   Neiman Marcus Group, Inc.            10/15/15    10.375         31,838
                                                                         295,769
RETAIL (FOOD)--0.36%
     40   Domino's, Inc.                       07/01/11     8.250         41,300

TELECOMMUNICATIONS--0.32%
     35   Windstream Corp.*                    08/01/13     8.125         36,400

TELECOMMUNICATION SERVICES--2.21%
     50   Rogers Wireless, Inc.                12/15/12     8.000         51,500
    185   Ubiquitel Operating Co. 03/01/11                  9.875        201,187
                                                                         252,687
TEXTILE MILL PRODUCTS--0.63%
     70   Invista*                             05/01/12     9.250         72,450

TRANSPORTATION SERVICES--0.95%
     62   Bristow Group, Inc.                  06/15/13     6.125         57,505
     55   PHI, Inc.*                           04/15/13     7.125         51,563
                                                                         109,068
--------------------------------------------------------------------------------
Total corporate bonds (cost--$10,268,389)                             10,109,773
================================================================================
REPURCHASE AGREEMENT--15.40%
  1,763   Repurchase agreement dated
          07/31/06 with State Street Bank &
          Trust Co., collateralized by
          $1,849,296 US Treasury Notes,
          3.500% to 5.125% due 08/15/09 to
          06/30/11; (value--$1,798,261);
          proceeds: $1,763,238
          (cost--$1,763,000)                   08/01/06    4.860       1,763,000

NUMBER OF
SHARES
(000)
--------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED--2.70%
MONEY MARKET FUNDS++--2.70%
      7   AIM Liquid Assets Portfolio                      5.175           6,858
    285   AIM Prime Portfolio                              5.216         285,445
     17   UBS Private Money Market Fund LLC**              5.195          16,547
--------------------------------------------------------------------------------
Total money market funds and investments of
cash collateral from securities loaned
(cost--$308,850)                                                         308,850
================================================================================

                                                                        VALUE
--------------------------------------------------------------------------------
Total investments (cost--$12,340,239)--106.41%                      $12,181,623
Liabilities in excess of other assets--(6.41)%                         (733,502)
--------------------------------------------------------------------------------
Net assets--100.00%                                                 $11,448,121
================================================================================

+    In US Dollars unless otherwise indicated.

++   Interest rates shown reflect yield at July 31, 2006.

* Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 12.08% of net assets as of July 31, 2006, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

# Denotes a step-up bond that converts to the noted fixed rate at a designated future date.

(1)  Security, or portion thereof, was on loan at July 31, 2006.

EUR  Euro Dollar

** The table below details the Portfolio's transaction activity in an affiliated issuer during the period ended July 31, 2006.

                                                  PURCHASES       SALES                   INCOME EARNED
                                                 DURING THE     DURING THE               FROM AFFILIATE
                                     VALUE AT   PERIOD ENDED   PERIOD ENDED   VALUE AT   FOR THE PERIOD
SECURITY DESCRIPTION                04/03/06^     07/31/06       07/31/06     07/31/06   ENDED 07/31/06
-------------------------------------------------------------------------------------------------------
UBS Private Money Market Fund LLC      $--        $426,946       $410,399     $16,547         $162

^    The Portfolio commenced operations on April 3,2006.

ISSUER BREAKDOWN BY COUNTRY (UNAUDITED)

                                                                  PERCENTAGE OF
                                                                PORTFOLIO ASSETS
--------------------------------------------------------------------------------
United States                                                         96.6%
Canada                                                                 2.8
United Kingdom                                                         0.6
--------------------------------------------------------------------------------
Total                                                                100.0%
================================================================================

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST
UBS PACE LARGE CO VALUE EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS--JULY 31, 2006

COMMON STOCKS--98.56%

                                                        NUMBER OF
SECURITY DESCRIPTION                                      SHARES        VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.42%
Boeing Co.                                                 27,300   $  2,113,566
Lockheed Martin Corp.                                     213,000     16,971,840
Raytheon Co.                                              254,100     11,452,287
United Technologies Corp.                                  74,498      4,633,031
                                                                      35,170,724
AIR FREIGHT & COURIERS--0.32%
FedEx Corp.                                                44,300      4,638,653

AUTOMOBILES--0.50%
Ford Motor Co. (1)                                      1,087,000      7,250,290

BANKS--7.28%
Bank of America Corp. (1)                               1,214,100     62,562,573
KeyCorp                                                   289,100     10,667,790
PNC Financial Services Group, Inc.                        159,700     11,313,148
SunTrust Banks, Inc.                                       10,700        843,909
US Bancorp                                                147,900      4,732,800
Washington Mutual, Inc. (1)                               353,500     15,801,450
                                                                     105,921,670
BEVERAGES--0.57%
Coca-Cola Enterprises, Inc.                               150,500      3,229,730
Pepsi Bottling Group, Inc.                                151,100      5,024,075
                                                                       8,253,805
BIOTECHNOLOGY--0.02%
MedImmune, Inc.*                                           14,100        357,858

CHEMICALS--0.84%
FMC Corp.                                                  52,600      3,244,894
Hercules, Inc.*                                            97,500      1,355,250
Lyondell Chemical Co.                                     126,600      2,819,382
PPG Industries, Inc.                                       72,500      4,461,650
Tronox, Inc., Class B                                      24,398        320,834
                                                                      12,202,010
COMMERCIAL SERVICES & SUPPLIES--0.95%
Apollo Group, Inc., Class A*                              137,400      6,501,768
Career Education Corp. (1)*                               118,600      3,375,356
Cendant Corp.                                             206,500      3,099,565
Corinthian Colleges, Inc.*                                 60,000        805,200
                                                                      13,781,889
COMMUNICATIONS EQUIPMENT--1.69%
Harris Corp.                                              104,400      4,755,420
Motorola, Inc.                                            869,500     19,789,820
                                                                      24,545,240
COMPUTERS & PERIPHERALS--3.28%
Hewlett-Packard Co. (1)                                   836,800     26,702,288
International Business Machines Corp.                     172,150     13,326,131
Lexmark International, Inc., Class A*                     142,900      7,723,745
                                                                      47,752,164
DIVERSIFIED FINANCIALS--13.84%
American Express Co.                                      361,381     18,813,495
AmeriCredit Corp.*                                        277,800      6,831,102
Ameriprise Financial, Inc.                                115,100      5,133,460
Bear Stearns Cos., Inc. (1)                                49,900      7,079,313
Capital One Financial Corp. (1)                           163,800     12,669,930
CapitalSource, Inc. (1)                                   149,100      3,517,269
Citigroup, Inc. (1)                                     1,210,399     58,474,376
E*TRADE Financial Corp.*                                  271,600      6,330,996
Franklin Resources, Inc.                                  103,800      9,492,510
J.P. Morgan Chase & Co.                                 1,082,570     49,386,843
Lehman Brothers Holdings, Inc.                             71,900      4,669,905
Morgan Stanley & Co.                                      139,000      9,243,500
Principal Financial Group, Inc.                           169,300      9,142,200
Raymond James Financial, Inc.                              24,700        717,782
                                                                     201,502,681
DIVERSIFIED TELECOMMUNICATION SERVICES--3.72%
ALLTEL Corp.                                               84,700      4,672,899
AT&T, Inc. (1)                                            461,259     13,833,157
CenturyTel, Inc. (1)                                      132,800      5,122,096
Sprint Corp.                                              464,190      9,190,962
Verizon Communications, Inc.                              630,401     21,320,162
                                                                      54,139,276
ELECTRIC UTILITIES--4.52%
American Electric Power Co., Inc.                         194,900      7,039,788
Dominion Resources, Inc. (1)                              189,650     14,883,732
DTE Energy Co.                                            111,600      4,722,912
Entergy Corp.                                             196,150     15,123,165
Exelon Corp.                                              150,800      8,731,320
FPL Group, Inc. (1)                                       108,700      4,689,318
PG&E Corp.                                                218,000      9,086,240
PPL Corp. (1)                                              47,000      1,598,940
                                                                      65,875,415
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.19%
Agilent Technologies, Inc.*                                98,600      2,804,184
ENERGY EQUIPMENT & SERVICES--1.12%
Baker Hughes, Inc.                                         58,000      4,637,100
Halliburton Co.                                           349,650     11,664,324
                                                                      16,301,424
FOOD & DRUG RETAILING--0.50%
SUPERVALU, INC                                            270,400      7,330,544
FOOD PRODUCTS--1.00%
ConAgra Foods, Inc. (1)                                   206,600      4,441,900
Del Monte Foods Co.                                       119,500      1,252,360
General Mills, Inc. (1)                                   171,300      8,890,470
                                                                      14,584,730

UBS PACE Select Advisors Trust
UBS PACE LARGE CO VALUE EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS--JULY 31, 2006

COMMON STOCKS--(CONTINUED)

                                                        NUMBER OF
SECURITY DESCRIPTION                                      SHARES        VALUE
--------------------------------------------------------------------------------
GAS UTILITIES--0.38%
National Fuel Gas Co.                                      41,300   $  1,533,882
Sempra Energy                                              84,400      4,073,144
                                                                       5,607,026
HEALTH CARE EQUIPMENT & SUPPLIES--1.15%
Baxter International, Inc.                                399,150     16,764,300

HEALTH CARE PROVIDERS & SERVICES--2.30%
AmerisourceBergen Corp.                                   269,600     11,592,800
Coventry Health Care, Inc.*                                33,900      1,786,530
Health Net, Inc.*                                         108,600      4,557,942
Humana, Inc.*                                             219,700     12,287,821
WellCare Health Plans, Inc.*                               68,100      3,340,986
                                                                      33,566,079
HOTELS, RESTAURANTS & LEISURE--3.22%
Darden Restaurants, Inc. (1)                              277,400      9,376,120
McDonald's Corp.                                          801,050     28,349,160
Starwood Hotels & Resorts  Worldwide, Inc. (1)            173,700      9,133,146
                                                                      46,858,426
HOUSEHOLD PRODUCTS--0.91%
Colgate-Palmolive Co.                                     142,700      8,464,964
Procter & Gamble Co.                                       85,400      4,799,480
                                                                      13,264,444
INDUSTRIAL CONGLOMERATES--3.36%
General Electric Co.                                    1,009,200     32,990,748
Honeywell International, Inc.                             292,750     11,329,425
Textron, Inc.                                              51,200      4,603,392
                                                                      48,923,565
INSURANCE--8.78%
Allstate Corp.                                            319,700     18,165,354
American International Group, Inc.                        322,350     19,556,974
Aon Corp. (1)                                             426,296     14,592,112
Assurant, Inc.                                             92,400      4,450,908
Chubb Corp.                                               233,300     11,762,986
First American Corp.                                      135,900      5,029,659
Hartford Financial Services Group, Inc.                   105,300      8,933,652
MetLife, Inc. (1)                                         209,300     10,883,600
Prudential Financial, Inc. (1)                            119,100      9,366,024
RenaissanceRe Holdings Ltd.                                47,000      2,435,070
St. Paul Cos., Inc. (1)                                   227,372     10,413,638
W.R. Berkley Corp.                                        226,925      8,169,300
XL Capital Ltd., Class A (1)                               63,100      4,019,470
                                                                     127,778,747
INTERNET SOFTWARE & SERVICES--0.82%
Automatic Data Processing, Inc.                           198,500      8,686,360
McAfee, Inc.*                                             153,900      3,316,545
                                                                      12,002,905
IT CONSULTING & SERVICES--0.08%
Computer Sciences Corp.*                                   23,100      1,210,209
MACHINERY--1.74%
AGCO Corp.*                                                64,200      1,474,032
Caterpillar, Inc.                                         162,400     11,509,288
Cummins, Inc. (1)                                          18,600      2,176,200
Ingersoll-Rand Co. Ltd., Class A                           29,900      1,070,420
ITT Industries, Inc.                                      178,800      9,038,340
                                                                      25,268,280
MARINE--0.52%
Overseas Shipholding Group, Inc.                          117,400      7,559,386

MEDIA--1.46%
CBS Corp., Class B                                        475,450     13,041,594
Omnicom Group, Inc.                                        18,800      1,663,988
Walt Disney Co. (1)                                       223,100      6,623,839
                                                                      21,329,421
METALS & MINING--2.70%
IPSCO, Inc.                                                49,800      4,686,678
Nucor Corp.                                                29,500      1,568,515
Phelps Dodge Corp.                                        104,200      9,100,828
Steel Dynamics, Inc.                                      129,900      7,536,798
US Steel Corp.                                            259,800     16,385,586
                                                                      39,278,405
MULTI-LINE RETAIL--2.27%
Big Lots, Inc.*                                           207,300      3,349,968
Federated Department Stores, Inc.                         258,400      9,072,424
Sears Holdings Corp.*                                      31,813      4,366,334
Wal-Mart Stores, Inc.                                     364,450     16,218,025
                                                                      33,006,751
MULTI-UTILITIES--0.40%
Duke Energy Corp.                                         193,000      5,851,760

OIL & GAS--12.80%
Apache Corp.                                              135,602      9,555,873
ChevronTexaco Corp.                                        99,200      6,525,376
ConocoPhillips                                            144,300      9,904,752
Equitable Resources, Inc.                                  70,300      2,531,503
Exxon Mobil Corp. (1)                                   1,293,512     87,622,503
Frontier Oil Corp.                                        254,300      8,964,075
Marathon Oil Corp.                                        245,800     22,279,312
Murphy Oil Corp. (1)                                      161,006      8,285,369

COMMON STOCKS--(CONCLUDED)

                                                      NUMBER OF
SECURITY DESCRIPTION                                    SHARES         VALUE
--------------------------------------------------------------------------------
OIL & GAS--(CONCLUDED)
Occidental Petroleum Corp.                             173,700    $   18,716,175
Sunoco, Inc.                                           116,600         8,108,364
Tesoro Corp.                                            51,000         3,814,800
                                                                     186,308,102
PAPER & FOREST PRODUCTS--0.36%
Louisiana-Pacific Corp.                                259,000         5,180,000

PHARMACEUTICALS--5.60%
Abbott Laboratories (1)                                215,650        10,301,600
Bristol-Myers Squibb Co.                               375,700         9,005,529
King Pharmaceuticals, Inc.*                            149,400         2,542,788
Merck & Co., Inc.                                      552,000        22,229,040
Novartis AG, ADR                                       320,250        18,004,455
Pfizer, Inc.                                           748,400        19,450,916
                                                                      81,534,328
REAL ESTATE--0.47%
Annaly Mortgage Management, Inc.                       108,000         1,383,480
General Growth Properties, Inc.                         81,700         3,728,788
Host Hotels & Resorts, Inc. (1)                         81,200         1,723,064
                                                                       6,835,332
ROAD & RAIL--1.69%
Burlington Northern Santa Fe Corp.                     139,200         9,592,272
CSX Corp.                                              125,000         7,585,000
Norfolk Southern Corp.                                 170,650         7,409,623
                                                                      24,586,895
SOFTWARE--0.76%
BMC Software, Inc. (1)*                                 92,500    $    2,166,350
Microsoft Corp.                                        188,100         4,520,043
Oracle Corp.*                                          291,300         4,360,761
                                                                      11,047,154
SPECIALTY RETAIL--1.44%
AnnTaylor Stores Corp. (1)*                            205,600         8,441,936
AutoNation, Inc. (1)*                                   84,552         1,665,674
OfficeMax, Inc.                                         76,100         3,128,471
Payless ShoeSource, Inc. (1)*                          300,000         7,764,000
                                                                      21,000,081
TOBACCO--2.59%
Altria Group, Inc.                                     365,300        29,213,041
Loews Corp. - Carolina Group                           147,000         8,434,860
                                                                      37,647,901
--------------------------------------------------------------------------------
Total common stocks (cost--$1,281,866,092)                         1,434,822,054
================================================================================

PRINCIPAL
AMOUNT                                         MATURITY   INTEREST
(000)                                            DATE       RATES       VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--1.21%
  $17,615   Repurchase agreement dated
            07/31/06 with State Street Bank
            & Trust Co., collateralized by
            $18,353,629 US Treasury Notes,
            3.500% to 5.125% due 08/15/09 to
            06/30/11; (value--$17,970,131);
            proceeds: $17,617,378
            (cost--$17,615,000)                08/01/06    4.860%     17,615,000

NUMBER OF
SHARES
(000)
--------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED--15.45%
MONEY MARKET FUNDS+-- 5.49%
        3   AIM Liquid Assets Portfolio                     5.175          2,549
       39   AIM Prime Portfolio                             5.216         38,787
       ^0   BlackRock Provident
            Institutional TempFund                          5.127             60
   50,007   DWS Money Market Series                         5.216     50,007,454
   29,789   UBS Private Money Market Fund
            LLC**                                           5.195     29,788,941
--------------------------------------------------------------------------------
Total money market funds (cost--$79,837,791)                          79,837,791
================================================================================

PRINCIPAL
AMOUNT                                         MATURITY   INTEREST
(000)                                            DATE       RATES         VALUE
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENTS-- 9.96%
$  75,000   Repurchase agreement dated
            07/31/06 with Barclays Bank PLC,
            collateralized by $66,348,000
            Federal Home Loan Mortgage Corp.
            obligations, zero coupon due
            10/31/06 and $10,958,000 Federal
            National Mortgage Association
            obligations, 5.250% due
            12/03/07; (value--$76,500,193);
            proceeds: $75,010,958              08/01/06     5.260    $   75,000,000

   70,000   Repurchase agreement dated
            07/31/06 with Deutsche Bank
            Securities, Inc., collateralized
            by $71,050,000 Federal Home Loan
            Bank obligations, 3.750% to
            5.375% due 09/29/06 to 08/15/24;
            (value--$71,404,096); proceeds:
            $70,010,228                        08/01/06     5.260        70,000,000
-----------------------------------------------------------------------------------
Total repurchase agreements
(cost--$145,000,000)                                                    145,000,000
-----------------------------------------------------------------------------------
Total investments of cash collateral from
securities loaned (cost--$224,837,791)                                  224,837,791
-----------------------------------------------------------------------------------
Total investments
(cost--$1,524,318,883)--115.22%                                       1,677,274,845
Liabilities in excess of other
assets--(15.22)%                                                       (221,525,130)
-----------------------------------------------------------------------------------
Net assets--100.00%                                                  $1,455,749,715
===================================================================================

*    Non-income producing security.

(1)  Security, or portion thereof, was on loan at July 31, 2006.

+    Interest rates shown reflect yield at July 31, 2006.

^    Amount represents less than 500 shares.

ADR  American Depositary Receipt.

** The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2006.

                                                        PURCHASES          SALES                        INCOME EARNED
                                                       DURING THE       DURING THE                   FROM AFFILIATE FOR
                                        VALUE AT       YEAR ENDED       YEAR ENDED       VALUE AT      THE YEAR ENDED
SECURITY DESCRIPTION                    07/31/05        07/31/06         07/31/06        07/31/06         07/31/06
----------------------------------------------------------------------------------------------------------------------
UBS Private Money Market Fund LLC     $124,567,523   $1,226,654,511   $1,321,433,093   $29,788,941         $23,215

ISSUER BREAKDOWN BY COUNTRY (UNAUDITED)

                                                                  PERCENTAGE OF
                                                                PORTFOLIO ASSETS
--------------------------------------------------------------------------------
United States                                                          98.2%
Switzerland                                                             1.1
Canada                                                                  0.3
Bermuda                                                                 0.2
Cayman Islands                                                          0.2
--------------------------------------------------------------------------------
Total                                                                 100.0%
================================================================================

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust
UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS--JULY 31, 2006

COMMON STOCKS--94.04%

                                                        NUMBER OF
SECURITY DESCRIPTION                                      SHARES        VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.64%
General Dynamics Corp.                                    110,092   $  7,378,366
Lockheed Martin Corp.                                     132,383     10,548,277
Northrop Grumman Corp.                                      9,500        628,805
Raytheon Co.                                               40,400      1,820,828
United Technologies Corp.                                 121,700      7,568,523
                                                                      27,944,799
AIR FREIGHT & COURIERS--1.62%
FedEx Corp.                                               164,322     17,206,157

AUTOMOBILES--1.03%
Toyota Motor Corp., ADR                                   103,859     10,928,044

BANKS--0.52%
PNC Financial Services Group, Inc.                         48,600      3,442,824
Wells Fargo & Co.                                          28,488      2,060,822
                                                                       5,503,646
BEVERAGES--0.99%
Coca-Cola Co.                                             178,400      3,828,464
Pepsi Bottling Group, Inc.                                 98,600      3,278,450
PepsiCo, Inc.                                              52,900      3,352,802
                                                                      10,459,716
BIOTECHNOLOGY--4.22%
Amgen, Inc.*                                              222,519     15,518,475
Biogen Idec, Inc.*                                        111,100      4,679,532
Genentech, Inc.*                                          258,016     20,852,853
Genzyme Corp.*                                             28,564      1,950,350
Gilead Sciences, Inc.*                                     14,000        860,720
Invitrogen Corp.*                                          12,700        784,733
                                                                      44,646,663
BUILDING PRODUCTS--0.88%
Lennar Corp., Class A                                     142,314      6,365,705
Masco Corp. (1)                                           110,100      2,942,973
                                                                       9,308,678
CHEMICALS--1.50%
Monsanto Co.                                              324,038     13,930,394
Rohm and Haas Co.                                          41,600      1,918,592
                                                                      15,848,986
COMMERCIAL SERVICES & SUPPLIES--2.77%
Apollo Group, Inc., Class A*                               71,500      3,383,380
Career Education Corp. (1)*                                93,700      2,666,702
Cendant Corp.                                             270,300      4,057,203
First Data Corp.                                          370,182     15,121,935
Hewitt Associates, Inc., Class A*                          12,400        278,628
Paychex, Inc.                                             112,798      3,855,435
                                                                      29,363,283
COMMUNICATIONS EQUIPMENT--4.28%
Cisco Systems, Inc.*                                    1,155,050   $ 20,617,643
Motorola, Inc.                                            474,394     10,797,207
QUALCOMM, Inc. (1)                                        394,721     13,917,863
                                                                      45,332,713
COMPUTERS & PERIPHERALS--2.68%
Dell, Inc.*                                               133,309      2,890,139
EMC Corp.*                                                126,200      1,280,930
Hewlett-Packard Co.                                       145,300      4,636,523
International Business Machines Corp.                     129,000      9,985,890
Lexmark International, Inc., Class A*                      95,100      5,140,155
NVIDIA Corp.*                                              81,600      1,805,808
Western Digital Corp. (1)*                                148,600      2,606,444
                                                                      28,345,889
DIVERSIFIED FINANCIALS--9.47%
American Express Co.                                       80,500      4,190,830
Ameriprise Financial, Inc.                                 93,100      4,152,260
Capital One Financial Corp.                                58,400      4,517,240
Chicago Mercantile Exchange  Holdings, Inc.                15,421      7,112,165
Citigroup, Inc.                                           101,500      4,903,465
Fannie Mae (1)                                            123,052      5,895,421
Goldman Sachs Group, Inc.                                 128,529     19,632,805
Lehman Brothers Holdings, Inc.                            156,722     10,179,094
SLM Corp. (1)                                             470,073     23,644,672
State Street Corp.                                        267,705     16,078,362
                                                                     100,306,314
DIVERSIFIED TELECOMMUNICATION SERVICES--0.24%
Embarq Corp.*                                               5,645        255,436
Sprint Nextel Corp.                                       112,900      2,235,420
                                                                       2,490,856
ELECTRICAL EQUIPMENT--1.37%
Emerson Electric Co.                                       18,000      1,420,560
Molex, Inc., Class A                                      482,979     13,054,922
                                                                      14,475,482
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.07%
Waters Corp.*                                              18,900        768,852

ENERGY EQUIPMENT & SERVICES--4.38%
Halliburton Co.                                           326,902     10,905,451
Schlumberger Ltd. (1)                                     388,194     25,950,769
Transocean, Inc. (1)*                                     124,078      9,582,544
                                                                      46,438,764
FOOD PRODUCTS--0.33%
General Mills, Inc.                                        64,900      3,368,310
Sara Lee Corp.                                             10,400        175,760
                                                                       3,544,070

                                                        NUMBER OF
SECURITY DESCRIPTION                                      SHARES        VALUE
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--3.02%
Baxter International, Inc.                                 42,300   $  1,776,600
Becton, Dickinson and Co.                                  87,600      5,774,592
Kinetic Concepts, Inc.*                                    45,700      2,036,392
Medtronic, Inc. (1)                                       253,282     12,795,807
Zimmer Holdings, Inc.*                                    152,560      9,647,894
                                                                      32,031,285
HEALTH CARE PROVIDERS & SERVICES--7.08%
Cardinal Health, Inc.                                      65,600      4,395,200
Coventry Health Care, Inc.*                                99,000      5,217,300
Health Net, Inc.*                                          15,300        642,141
Humana, Inc.*                                              73,000      4,082,890
Lincare Holdings, Inc. (1)*                               257,384      8,959,537
McKesson Corp.                                             43,300      2,181,887
UnitedHealth Group, Inc. (1)                              919,098     43,960,457
Universal Health Services, Inc., Class B (1)               15,100        845,600
WellCare Health Plans, Inc.*                               95,000      4,660,700
                                                                      74,945,712
HOTELS, RESTAURANTS & LEISURE--4.63%
Carnival Corp. (1)                                        270,716     10,547,095
Darden Restaurants, Inc. (1)                                8,800        297,440
Four Seasons Hotels, Inc. (1)                              37,859      2,082,624
Las Vegas Sands Corp.*                                    144,254      8,948,076
MGM Mirage*                                               276,868      9,839,889
Starbucks Corp.*                                          243,650      8,347,449
Wynn Resorts, Ltd. (1)*                                   140,134      8,969,977
                                                                      49,032,550
HOUSEHOLD DURABLES--0.27%
Newell Rubbermaid, Inc. (1)                               107,500      2,833,700

HOUSEHOLD PRODUCTS--1.39%
Procter & Gamble Co.                                      262,337     14,743,339

INSURANCE--2.63%
AFLAC, Inc.                                               287,122     12,673,565
American Financial Group, Inc.                             19,300        812,723
American International Group, Inc.                         15,500        940,385
CNA Financial Corp.*                                       20,000        679,000
Genworth Financial, Inc., Class A                         263,773      9,047,414
St. Paul Travelers Cos., Inc. (1)                          68,500      3,137,300
W.R. Berkley Corp.                                         16,875        607,500
                                                                      27,897,887
INTERNET & CATALOG RETAIL--0.71%
eBay, Inc.*                                               311,093      7,488,009

INTERNET SOFTWARE & SERVICES--1.41%
Google, Inc., Class A*                                      2,400        927,840
McAfee, Inc. (1)*                                         217,500      4,687,125
Yahoo!, Inc.*                                             343,520      9,323,133
                                                                      14,938,098
IT CONSULTING & SERVICES--0.42%
Computer Sciences Corp.*                                   85,600      4,484,584

LEISURE EQUIPMENT & PRODUCTS--0.29%
Harley-Davidson, Inc.                                      54,800      3,123,600

MACHINERY--4.11%
Caterpillar, Inc.                                         194,440     13,779,963
Cummins, Inc.                                              21,800      2,550,600
Danaher Corp. (1)                                          92,000      5,998,400
Deere & Co. (1)                                            29,138      2,114,545
Dover Corp.                                               345,572     16,290,264
Illinois Tool Works, Inc.                                  60,600      2,771,238
                                                                      43,505,010
MARINE--0.06%
Overseas Shipholding Group, Inc.                           10,600        682,534

MEDIA--4.92%
CBS Corp., Class B                                        127,700      3,502,811
Comcast Corp., Class A*                                   420,068     14,441,938
Comcast Corp., Special Class A (1)*                       371,207     12,724,976
Liberty Global, Inc. (1)*                                 619,364     13,118,129
Omnicom Group, Inc.                                        44,000      3,894,440
Viacom, Inc., Class B*                                     29,900      1,042,015
Walt Disney Co.                                           114,800      3,408,412
                                                                      52,132,721
METALS & MINING--1.25%
Freeport-McMoRan Copper & Gold, Inc.  Class B (1)          35,000      1,909,600
Nucor Corp. (1)                                            58,800      3,126,396
Phelps Dodge Corp.                                         48,000      4,192,320
Steel Dynamics, Inc.                                       52,000      3,017,040
United States Steel Corp.                                  15,200        958,664
                                                                      13,204,020
MULTI-LINE RETAIL--1.59%
Costco Wholesale Corp.                                     68,700      3,624,612
J.C. Penney Co., Inc. (Holding Co.) (1)                    58,700      3,695,752
Kohl's Corp.*                                              74,300      4,207,609
Sears Holdings Corp.*                                      22,100      3,033,225
Wal-Mart Stores, Inc.                                      51,200      2,278,400
                                                                      16,839,598
OFFICE ELECTRONICS--0.10%
Xerox Corp.*                                               77,500      1,091,975

COMMON STOCKS--(CONCLUDED)

                                                        NUMBER OF
SECURITY DESCRIPTION                                      SHARES        VALUE
--------------------------------------------------------------------------------
OIL & GAS--0.62%
Exxon Mobil Corp.                                          52,700   $  3,569,898
Sunoco, Inc.                                               42,700      2,969,358
                                                                       6,539,256
PAPER & FOREST PRODUCTS--0.13%
Weyerhaeuser Co. (1)                                       23,800      1,396,108

PHARMACEUTICALS--4.58%
Abbott Laboratories                                        36,441      1,740,787
Forest Laboratories, Inc. (1)*                            107,000      4,955,170
Johnson & Johnson                                         277,268     17,343,113
Merck & Co., Inc. (1)                                     228,452      9,199,762
Pfizer, Inc.                                              587,166     15,260,444
                                                                      48,499,276
REAL ESTATE--1.14%
CB Richard Ellis Group, Inc., Class A*                     18,457        434,293
ProLogis REIT                                             210,509     11,651,673
                                                                      12,085,966
ROAD & RAIL--2.18%
Burlington Northern Santa Fe Corp.                        163,079     11,237,774
Norfolk Southern Corp.                                     75,200      3,265,184
Union Pacific Corp.                                       100,795      8,567,575
                                                                      23,070,533
SEMICONDUCTOR EQUIPMENT & PRODUCTS--3.85%
Analog Devices, Inc.                                      268,604      8,683,967
Intel Corp.                                               381,700      6,870,600
Lam Research Corp.*                                        78,000      3,244,020
Linear Technology Corp. (1)                               190,731      6,170,148
Maxim Integrated Products, Inc.                            52,000      1,527,760
National Semiconductor Corp.                              105,100      2,444,626
Texas Instruments, Inc.                                   395,992     11,792,642
                                                                      40,733,763
SOFTWARE--3.33%
Intuit, Inc.*                                             588,992   $ 18,182,183
Microsoft Corp.                                           690,803     16,599,996
Red Hat, Inc.*                                             21,700        513,856
                                                                      35,296,035
SPECIALTY RETAIL--5.00%
American Eagle Outfitters, Inc.                           108,200      3,555,452
AnnTaylor Stores Corp. (1)*                                80,000      3,284,800
AutoZone, Inc.*                                            34,700      3,049,089
Bed, Bath & Beyond, Inc.*                                 319,937     10,711,491
CDW Corp.                                                   9,000        531,720
Home Depot, Inc.                                          317,884     11,033,754
Lowe's Cos., Inc. (1)                                     492,984     13,976,096
Sherwin-Williams Co. (1)                                   73,600      3,724,160
Staples, Inc.                                             142,650      3,084,093
                                                                      52,950,655
TEXTILES & APPAREL--0.03%
Coach, Inc.*                                               12,800        367,488

WIRELESS TELECOMMUNICATIONS SERVICES--0.31%
Vodafone Group PLC, ADR                                   152,534      3,306,926
--------------------------------------------------------------------------------
Total common stocks (cost--$927,380,634)                             996,133,540
================================================================================
TRACKING STOCKS--1.29%

DIVERSIFIED FINANCIALS--0.15%
SPDR Trust, Series 1 (1)                                   12,700      1,623,695

MEDIA--1.14%
Liberty Media Holding Corp. - Capital,  Series A*          73,318      5,983,482
Liberty Media Holding Corp. - Interactive,  Class A*      366,593      6,037,787
                                                                      12,021,269
--------------------------------------------------------------------------------
Total tracking stocks (cost--$11,613,271)                             13,644,964
================================================================================

PRINCIPAL
AMOUNT                                         MATURITY   INTEREST
(000)                                            DATE       RATE        VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--5.24%
 $55,519    Repurchase agreement dated
            07/31/06 with State Street Bank
            & Trust Co., collateralized by
            $58,179,004 US Treasury Notes,
            3.500% to 5.125% due 08/15/09 to
            06/30/11; (value--$56,630,912);
            proceeds: $55,526,495
            (cost--$55,519,000)                08/01/06    4.860%     55,519,000

NUMBER OF
SHARES                                                    INTEREST
(000)                                                       RATES       VALUE
--------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED--10.86%
MONEY MARKET FUNDS+--2.75%
     380    AIM Liquid Assets Portfolio                     5.175%   $   380,128
      43    AIM Prime Portfolio                             5.216         42,502
       8    BlackRock Provident
            Institutional TempFund                          5.127          7,976
  25,010    DWS Money Market Series                         5.216     25,010,254
   3,764    UBS Private Money Market Fund
            LLC**                                           5.195      3,764,297
--------------------------------------------------------------------------------
Total money market funds (cost--$29,205,157)                          29,205,157
================================================================================

PRINCIPAL
AMOUNT                                         MATURITY
(000)                                            DATES
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENTS-- 8.11%
 $35,885    Repurchase agreement dated
            07/31/06 with Barclays Bank PLC,
            collateralized by $37,404,000
            Federal Home Loan Mortgage Corp.
            obligations, zero coupon due
            12/26/06; (value--$36,603,554);
            proceeds: $35,890,506              08/01/06     5.260        35,885,263

  50,000    Repurchase agreement dated
            07/31/06 with Deutsche Bank
            Securities Inc., collateralized
            by $46,935,000 Federal Home Loan
            Mortgage Corp. obligations,
            5.125% due 10/15/08 and
            $3,524,000 Federal National
            Mortgage Association
            obligations, 3.875% due
            02/01/08; (value--$51,000,291);
            proceeds: $50,007,306              08/01/06     5.260        50,000,000
Total repurchase agreements
(cost--$85,885,263)                                                      85,885,263
-----------------------------------------------------------------------------------
Total investments of cash collateral from
securities loaned (cost--$115,090,420)                                  115,090,420
-----------------------------------------------------------------------------------
Total investments
(cost--$1,109,603,325)--111.43%                                       1,180,387,924
Liabilities in excess of other
assets--(11.43)%                                                       (121,125,745)
-----------------------------------------------------------------------------------
Net assets--100.00%                                                  $1,059,262,179
===================================================================================

*    Non-income producing security.

(1)  Security, or portion thereof, was on loan at July 31, 2006.

+    Interest rates shown reflect yield at July 31, 2006.

ADR  American Depositary Receipt

REIT Real Estate Investment Trust

SPDR Standard & Poor's Depositary Receipts

** The table below details the Portfolio's transaction activity in an affiliated issuer during the the year ended July 31, 2006.

                                                    PURCHASES       SALES                      INCOME EARNED
                                                   DURING THE     DURING THE                 FROM AFFILIATE FOR
SECURITY                              VALUE AT     YEAR ENDED     YEAR ENDED     VALUE AT      THE YEAR ENDED
DESCRIPTION                           07/31/05      07/31/06       07/31/06      07/31/06         07/31/06
---------------------------------------------------------------------------------------------------------------
UBS Private Money Market Fund LLC   $46,286,284   $941,050,765   $983,572,752   $3,764,297        $80,972

ISSUER BREAKDOWN BY COUNTRY (UNAUDITED)

                                                                  PERCENTAGE OF
                                                                PORTFOLIO ASSETS
--------------------------------------------------------------------------------
United States                                                         94.7%
Netherlands Antilles                                                   2.2
Japan                                                                  0.9
Panama                                                                 0.9
Cayman Islands                                                         0.8
United Kingdom                                                         0.3
Canada                                                                 0.2
--------------------------------------------------------------------------------
Total                                                                100.0%
================================================================================

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust
UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS--JULY 31, 2006

COMMON STOCKS--96.23%

                                                         NUMBER OF
SECURITY DESCRIPTION                                      SHARES        VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.91%
Armor Holdings, Inc. (1)*                                   47,600   $ 2,459,016
Hexcel Corp.*                                              114,000     1,638,180
                                                                       4,097,196
AIRLINES--0.90%
AMR Corp. (1)*                                              80,000     1,760,000
Mesa Air Group, Inc. (1)*                                  158,000     1,336,680
SkyWest, Inc.                                               39,400       955,450
                                                                       4,052,130
AUTO COMPONENTS--1.24%
Aftermarket Technology Corp.*                               88,000     1,923,680
BorgWarner, Inc.                                            40,970     2,458,200
Commercial Vehicle Group, Inc.*                             67,100     1,208,471
                                                                       5,590,351
AUTOMOBILES--0.55%
Thor Industries, Inc. (1)                                   32,000     1,370,880
Winnebago Industries, Inc. (1)                              38,000     1,098,580
                                                                       2,469,460
BANKS--7.29%
Boston Private Financial Holdings, Inc.                     67,000     1,683,710
Cathay General Bancorp                                      30,000     1,102,500
City National Corp.                                         38,800     2,588,348
First Republic Bank                                         63,500     2,700,655
IBERIABANK Corp.                                            23,130     1,329,281
Investors Financial Services Corp. (1)                     157,600     7,063,632
Popular, Inc. (1)                                          206,482     3,714,611
Prosperity Bancshares, Inc.                                 61,000     2,145,370
Sky Financial Group, Inc.                                  147,500     3,618,175
Superior Bancorp (1)*                                      137,000     1,505,630
TD Banknorth, Inc.                                         139,042     4,032,218
W Holding Co., Inc.                                        266,000     1,401,820
                                                                      32,885,950
BUILDING PRODUCTS--0.29%
ElkCorp                                                     52,800     1,316,832

CHEMICALS--1.33%
Agrium, Inc. (1)                                            97,800     2,370,672
Landec Corp.*                                              180,000     1,744,200
RPM International, Inc. (1)                                100,000     1,874,000
                                                                       5,988,872
COMMERCIAL SERVICES & SUPPLIES--10.46%
Adesa, Inc.                                                 18,400       375,544
ARAMARK Corp., Class B                                      82,800     2,657,880
Central Parking Corp. (1)                                  103,000     1,584,140
Dun & Bradstreet Corp.*                                     35,200     2,348,544
Equifax, Inc.                                              134,000     4,325,520
H&R Block, Inc.                                            181,300     4,124,575
Herman Miller, Inc.                                        160,400     4,556,964
Hewitt Associates, Inc., Class A (1)*                      288,500     6,482,595
LECG Corp.*                                                 88,100     1,622,802
Navigant Consulting, Inc.*                                  97,800     1,866,024
Pitney Bowes, Inc.                                         170,700     7,053,324
ServiceMaster Co. (1)                                      301,700     3,104,493
Steelcase, Inc., Class A                                   217,900     3,200,951
Valassis Communications, Inc.*                             188,700     3,874,011
                                                                      47,177,367
COMMUNICATIONS EQUIPMENT--0.21%
Andrew Corp. (1)*                                          114,000       963,300

COMPUTERS & PERIPHERALS--0.07%
Avid Technology, Inc. (1)*                                   8,600       303,064

CONTAINERS & PACKAGING--0.42%
AptarGroup, Inc.                                            36,400     1,874,600

DIVERSIFIED CONSUMER SERVICES--2.37%
Career Education Corp. (1)*                                250,675     7,134,211
Corinthian Colleges, Inc.*                                 114,000     1,529,880
DeVry, Inc. (1)*                                            95,800     2,021,380
                                                                      10,685,471
DIVERSIFIED FINANCIALS--5.84%
Ace Cash Express, Inc.*                                     55,300     1,629,691
Affiliated Managers Group, Inc. (1)*                        23,100     2,114,805
A.G. Edward, Inc.                                           85,000     4,586,600
American Capital Strategies, Ltd. (1)                       49,200     1,722,000
Ares Capital Corp. (1)                                      73,700     1,202,047
Asset Acceptance Capital Corp.*                             74,100     1,347,138
ASTA Funding, Inc. (1)                                      72,700     2,427,453
Cash America International, Inc.                            54,900     1,880,325
CompuCredit Corp.*                                          48,500     1,584,495
Janus Capital Group, Inc. (1)                              325,700     5,273,083
MCG Capital Corp.                                          156,500     2,549,385
                                                                      26,317,022
DIVERSIFIED TELECOMMUNICATION SERVICES--0.49%
General Communication, Inc., Class A*                      184,000     2,195,120

ELECTRICAL EQUIPMENT--3.29%
AMETEK, Inc.                                                32,000     1,357,440
Brady Corp., Class A                                       139,300     4,702,768
Energizer Holdings, Inc. (1)*                              114,300     7,272,909
Genlyte Group, Inc.*                                        21,300     1,481,415
                                                                      14,814,532
ELECTRIC UTILITIES--0.41%
ITC Holdings Corp.                                          59,000     1,835,490

                                                         NUMBER OF
SECURITY DESCRIPTION                                      SHARES        VALUE
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--5.62%
Anixter International, Inc.                                 91,700   $ 5,055,421
Arrow Electronics, Inc.*                                    43,800     1,237,788
Avnet, Inc.*                                                60,200     1,095,640
Benchmark Electronics, Inc. (1)*                           188,600     4,588,638
Celestica, Inc. (1)*                                       140,300     1,331,447
Coherent, Inc.*                                             40,500     1,298,430
Global Imaging Systems, Inc.*                               24,800     1,048,544
Ingram Micro, Inc., Class A*                               120,400     2,122,652
Insight Enterprises, Inc. (1)*                              94,200     1,595,748
Lipman (1)*                                                 71,000     1,901,380
LoJack Corp.*                                               87,000     1,375,470
Methode Electronics, Inc.                                  114,000       912,000
Roper Industries, Inc.                                      39,000     1,762,800
                                                                      25,325,958
ENERGY EQUIPMENT & SERVICES--2.79%
Maverick Tube Corp. (1)*                                    49,200     3,138,468
Oceaneering International, Inc. (1)*                        59,000     2,579,480
Oil States International, Inc.*                             47,100     1,514,736
Unit Corp.*                                                 43,500     2,550,840
Veritas DGC, Inc.*                                          49,000     2,806,230
                                                                      12,589,754
FOOD & DRUG RETAILING--0.33%
Performance Food Group Co. (1)*                             53,000     1,477,110
FOOD PRODUCTS--3.02%
Brooklyn Cheesecake & Desserts Co.,  Inc. (2)*              34,680         9,017
Delta & Pine Land Co.                                       56,500     1,932,865
Fresh Del Monte Produce, Inc. (1)                           57,000       957,600
J&J Snack Foods Corp.                                       58,000     1,745,220
J.M. Smucker Co.                                           108,600     4,846,818
McCormick & Co., Inc.                                      118,200     4,144,092
                                                                      13,635,612
GAS UTILITIES--1.52%
Atmos Energy Corp.                                          72,900     2,097,333
New Jersey Resources Corp. (1)                              50,500     2,521,465
UGI Corp. (1)                                               90,600     2,251,410
                                                                       6,870,208
HEALTH CARE EQUIPMENT & SUPPLIES--1.52%
Advanced Medical Optics, Inc. (1)*                          49,000     2,413,250
Cooper Cos., Inc. (1)                                       36,000     1,591,200
Invacare Corp.                                             134,600     2,830,638
                                                                       6,835,088
HEALTH CARE PROVIDERS & SERVICES--2.88%
AMN Healthcare Services, Inc.*                              64,000     1,437,440
AmSurg Corp. (1)*                                           53,800     1,192,746
IMS Health, Inc.                                           201,700     5,534,648
LifePoint Hospitals, Inc.*                                  54,100     1,822,629
Option Care, Inc. (1)                                      103,000     1,164,930
Triad Hospitals, Inc.*                                      46,500     1,812,105
                                                                      12,964,498
HOTELS, RESTAURANTS & LEISURE--1.02%
Brinker International, Inc.                                 49,700     1,610,280
CEC Entertainment, Inc.*                                    44,800     1,322,944
Landry's Restaurants, Inc. (1)                              58,900     1,666,281
                                                                       4,599,505
HOUSEHOLD DURABLES--4.26%
ACCO Brands Corp.*                                         130,400     2,559,752
American Greetings Corp., Class A                          137,800     3,104,634
Beazer Homes USA, Inc. (1)                                  20,700       862,983
Black & Decker Corp.                                        89,500     6,310,645
Mohawk Industries, Inc. (1)*                                92,100     6,356,742
                                                                      19,194,756
INDUSTRIAL CONGLOMERATES--0.32%
Tredegar Corp.                                              91,000     1,439,620

INSURANCE--10.67%
Ambac Financial Group, Inc. (1)                             29,900     2,484,989
American Financial Group, Inc.                              54,800     2,307,628
AmerUs Group Co.                                            41,000     2,750,690
Arch Capital Group, Ltd.*                                   34,600     2,105,756
Delphi Financial Group, Inc., Class A                       55,050     2,096,855
HCC Insurance Holdings, Inc. (1)                           319,701     9,747,683
Infinity Property & Casualty Corp.                          54,000     2,218,860
Markel Corp. (1)*                                           24,100     8,209,665
Max Re Capital, Ltd.                                        72,200     1,624,500
MBIA, Inc.                                                  93,800     5,516,378
Navigators Group, Inc.*                                     48,100     2,044,731
Selective Insurance Group, Inc.                             41,000     2,091,000
StanCorp Financial Group, Inc.                              81,400     3,507,526
Stewart Information Services Corp.                          41,000     1,409,580
                                                                      48,115,841
INTERNET SOFTWARE & SERVICES--0.27%
Schawk, Inc. (1)                                            73,000     1,208,880
IT CONSULTING & SERVICES--1.38%
BearingPoint, Inc. (1)*                                    437,700     3,501,600
Gartner, Inc.*                                             190,000     2,705,600
                                                                       6,207,200
LEISURE EQUIPMENT & PRODUCTS--2.99%
Hasbro, Inc.                                               189,000     3,534,300
K2, Inc.*                                                  138,000     1,451,760

COMMON STOCKS--(CONCLUDED)

                                                        NUMBER OF
SECURITY DESCRIPTION                                      SHARES        VALUE
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--(CONCLUDED)
MarineMax, Inc. (1)*                                       86,900   $  1,829,245
Mattel, Inc.                                              288,350      5,201,834
RC2 Corp.*                                                 43,500      1,473,345
                                                                      13,490,484
MACHINERY--3.82%
AGCO Corp.*                                               103,000      2,364,880
Barnes Group, Inc.                                         42,000        714,420
Harsco Corp.                                               30,500      2,458,605
IDEX Corp.                                                135,600      5,891,820
Terex Corp. (1)*                                           65,000      2,914,600
Timken Co.                                                 45,200      1,455,440
Watts Water Technologies, Inc., Class A (1)                48,500      1,412,805
                                                                      17,212,570
MEDIA--5.24%
Carmike Cinemas, Inc. (1)                                  45,000        946,350
Central European Media Enterprises Ltd.,
Class A (1)*                                               41,000      2,494,440
Harte-Hanks, Inc.                                          80,050      1,952,420
Interpublic Group of Cos., Inc. (1)*                      506,700      4,149,873
Lee Enterprises, Inc.                                     119,350      2,963,460
McClatchy Co., Class A                                    119,000      5,044,410
Radio One, Inc., Class D*                                 114,000        818,520
Saga Communications, Inc., Class A*                        59,900        455,240
Tribune Co. (1)                                           162,000      4,813,020
                                                                      23,637,733
METALS & MINING--0.70%
Gibraltar Industries, Inc.                                 84,500      2,334,735
Quanex Corp. (1)                                           22,300        809,267
                                                                       3,144,002
MULTI-LINE RETAIL--0.61%
Fred's, Inc.                                              227,900      2,732,521

MULTI-UTILITIES--0.46%
Dynegy, Inc., Class A (1)*                                372,000      2,094,360

OIL & GAS--1.94%
Edge Petroleum Corp.*                                      32,000        678,080
Energy Partners, Ltd. (1)*                                 44,600        810,382
Pioneer Drilling Co.*                                     119,100      1,818,657
Quicksilver Resources, Inc. (1)*                           49,500      1,750,320
Tsakos Energy Navigation, Ltd. (1)*                        82,300      3,679,633
                                                                       8,737,072
PAPER & FOREST PRODUCTS--0.42%
Neenah Paper, Inc.                                         65,000      1,913,600

PHARMACEUTICALS--0.14%
Par Pharmaceutical Cos, Inc. (1)*                          42,000        640,080

REAL ESTATE--1.92%
Bluegreen Corp. (1)*                                       95,300   $  1,115,963
Equity Inns, Inc.                                         130,600      2,059,562
Highland Hospitality Corp.                                137,800      1,839,630
LaSalle Hotel Properties                                   54,300      2,243,133
Pan Pacific Retail Properties, Inc.                        20,000      1,382,000
                                                                       8,640,288
ROAD & RAIL--2.16%
Arkansas Best Corp. (1)                                    41,000      1,821,630
Con-way, Inc.*                                             37,600      1,860,448
Greenbrier Cos, Inc. (1)                                   30,400        844,512
Landstar System, Inc.                                      57,500      2,454,675
USA Truck, Inc.*                                           63,000      1,206,450
YRC Worldwide, Inc.*                                       39,400      1,567,332
                                                                       9,755,047
SOFTWARE--1.13%
Business Objects S.A., ADR (1)*                            74,000      1,800,420
Hyperion Solutions Corp.*                                  53,000      1,651,480
Manhattan Associates, Inc.*                                77,500      1,632,150
                                                                       5,084,050
SPECIALTY RETAIL--2.42%
Claire's Stores, Inc.                                      72,700      1,819,681
Men's Wearhouse, Inc.                                      85,300      2,653,683
Regis Corp.                                                43,500      1,465,080
Rent-Way, Inc. (1)*                                       230,000      1,869,900
Sonic Automotive, Inc.                                    100,700      2,316,100
Stage Stores, Inc.                                         27,000        800,820
                                                                      10,925,264
TEXTILES & APPAREL--0.42%
UniFirst Corp.                                             61,000      1,896,490

TRADING COMPANIES & DISTRIBUTORS--0.19%
Huttig Building Products, Inc.*                           149,000        876,120
--------------------------------------------------------------------------------
Total common stocks (cost--$406,481,238)                             433,810,468
================================================================================

                                                        NUMBER OF
                                                         WARRANTS       VALUE
--------------------------------------------------------------------------------
WARRANTS--0.00%

CONSUMER PRODUCTS-DURABLES--0.00%
American Banknote Corp. strike  price $10.00, expires
10/01/07 (2)++                                                122              0
American Banknote Corp. strike  price $12.50, expires
10/01/07 (2)++                                                122              0
                                                                               0
DIVERSIFIED FINANCIALS--0.00%
Imperial Credit Industries, Inc. strike  price $2.15,
expires 01/31/08 (2)++                                      4,914              0
--------------------------------------------------------------------------------
Total warrants (cost--$0)                                                      0
================================================================================

PRINCIPAL
AMOUNT                                         MATURITY   INTEREST
(000)                                           DATES       RATES        VALUE
----------------------------------------------------------------------------------
REPURCHASE AGREEMENT--3.19%
 $14,378    Repurchase agreement dated
            07/31/06 with State Street Bank&
            Trust Co., collateralized by
            $15,081,777 US Treasury Notes,
            3.500% to 5.125% due 08/15/09 to
            06/30/11; (value--$14,665,565);
            proceeds: $14,379,941
            (cost--$14,378,000)                08/01/06    4.860%    $  14,378,000

NUMBER OF
SHARES
(000)
----------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED--22.97%
MONEYMARKETFUNDS+--11.44%
     332    AIM Liquid Assets Portfolio                     5.175          331,696
      68    AIM Prime Portfolio                             5.216           67,953
  25,008    DWS Money Market Series                         5.216       25,008,326
  26,144    UBS Private Money Market Fund
            LLC **                                          5.195       26,143,715
----------------------------------------------------------------------------------
Total moneymarketfunds (cost--$51,551,690)                              51,551,690
==================================================================================

PRINCIPAL
AMOUNT
(000)
----------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--11.53%
 $27,000    Repurchase agreement dated
            07/31/06 with Barclays Bank PLC,
            collateralized by $27,838,000
            Federal Home Loan Bank
            obligations, zero coupon due
            10/13/06; (value--$27,540,133);
            proceeds: $27,003,945              08/01/06     5.260       27,000,000

  25,000    Repurchase agreement dated
            07/31/06 with Deutsche Bank
            Securities Inc., collateralized
            by $25,215,000 Federal Home Loan
            Mortgage Corp. obligations,
            5.000% to 5.500% due 11/13/14 to
            07/28/15; (value--$25,500,527);
            proceeds: $25,003,653              08/01/06     5.260       25,000,000
----------------------------------------------------------------------------------
Total repurchase agreements
(cost--$52,000,000)                                                     52,000,000
----------------------------------------------------------------------------------
Total investments of cash collateral fom
securities loaned (cost--$103,551,690)                                 103,551,690
----------------------------------------------------------------------------------
Total investments
(cost--$524,410,928)--122.39%                                          551,740,158
Liabilities in excess of other
 assets--(22.39)%                                                     (100,921,875)
----------------------------------------------------------------------------------
Net assets--100.00%                                                  $ 450,818,283
==================================================================================

*    Non-income producing security.

+    Interest rates shown reflect yield at July 31, 2006.

++ Security is being fair valued by a valuation committee under the direction of the board of trustees.

(1)  Security, or portion thereof, was on loan at July 31, 2006.

(2)  Illiquid securities representing 0.00% of net assets as of July 31, 2006.

ADR  American Depositary Receipt.

** The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2006.

                                                    PURCHASES        SALES                       INCOME EARNED
                                                   DURING THE     DURING THE                  FROM AFFILIATE FOR
                                      VALUE AT     YEAR ENDED     YEAR ENDED      VALUE AT      THE YEAR ENDED
SECURITY DESCRIPTION                  07/31/05      07/31/06       07/31/06       07/31/06         07/31/06
----------------------------------------------------------------------------------------------------------------
UBS Private Money Market Fund LLC   $76,244,751   $611,371,757   $661,472,793   $26,143,715         $40,678

ISSUER BREAKDOWN BY COUNTRY (UNAUDITED)

                                                                  PERCENTAGE OF
                                                                PORTFOLIO ASSETS
--------------------------------------------------------------------------------
United States                                                         95.8%
Bermuda                                                                1.8
Puerto Rico                                                            0.9
Canada                                                                 0.7
Israel                                                                 0.3
France                                                                 0.3
Cayman Islands                                                         0.2
--------------------------------------------------------------------------------
Total                                                                100.0%
================================================================================

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust
UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS--JULY 31, 2006


COMMON STOCKS--95.72%

                                                         NUMBER OF
SECURITY DESCRIPTION                                       SHARES       VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.54%
BE Aerospace, Inc. *                                      104,300    $ 2,581,425
TransDigm Group, Inc. *                                    48,630      1,244,928
World Fuel Services Corp.                                  62,900      2,976,428
                                                                       6,802,781
AIR FREIGHT & COURIERS--0.28%
UTI Worldwide, Inc.                                        53,300      1,241,890

AUTO COMPONENTS--1.05%
Gentex Corp.                                              282,000      3,761,880
Wabtec Corp.                                               33,400        887,104
                                                                       4,648,984
BANKS--1.28%
City National Corp.                                        25,000      1,667,750
Colonial BancGroup, Inc.                                   89,200      2,265,680
East West Bancorp, Inc.                                    41,943      1,692,400
                                                                       5,625,830
BIOTECHNOLOGY--5.48%
Cepheid, Inc. *                                           226,410      2,064,859
CV Therapeutics, Inc. (1) *                               102,200      1,251,950
Invitrogen Corp. (1) *                                     32,300      1,995,817
Neogen Corp. *                                             95,882      1,887,917
PDL BioPharma, Inc. *                                     204,894      3,690,141
Progenics Pharmaceuticals, Inc. *                          82,551      1,812,820
Rigel Pharmaceuticals, Inc. (1) *                         112,400      1,146,480
Tanox, Inc. (1) *                                          74,800      1,066,648
Techne Corp. *                                             82,000      4,074,580
Telik, Inc. (1) *                                         124,500      2,111,520
United Therapeutics Corp. (1) *                            51,800      3,072,258
                                                                      24,174,990
BUILDING PRODUCTS--0.36%
Watsco, Inc.                                               35,400      1,568,928

CHEMICALS--1.70%
Balchem Corp.                                              64,900      1,447,919
Spartech Corp.                                            128,000      2,954,240
Symyx Technologies, Inc. *                                125,000      3,076,250
                                                                       7,478,409
COMMERCIAL SERVICES & SUPPLIES--9.66%
BISYS Group, Inc. *                                       220,780      2,711,178
Bright Horizons Family Solutions, Inc. (1) *               48,600      1,868,670
Cogent, Inc. (1) *                                        114,200      1,615,930
Covanta Holding Corp. *                                   130,300      2,299,795
First Consulting Group, Inc. *                            413,341      3,662,201
G & K Services, Inc., Class A *                            78,000      2,630,940
Global Cash Access Holdings, Inc. *                        99,300      1,487,514
Mobile Mini, Inc. (1) *                                    95,000      2,908,900
MoneyGram International, Inc.                              84,700      2,596,055
Monster Worldwide, Inc. *                                  58,684      2,347,360
Resources Connection, Inc. *                              222,820      5,274,150
Rollins, Inc. (1)                                          96,000      2,028,480
Stericycle, Inc. *                                         94,000      6,314,920
24/7 Real Media, Inc. *                                   205,200      1,627,236
Universal Technical Institute, Inc. (1) *                  66,000      1,328,580
Waste Connections, Inc. *                                  50,013      1,869,486
                                                                      42,571,395
COMMUNICATIONS EQUIPMENT--1.70%
Digi International, Inc. *                                205,000      2,564,550
Echelon Corp. (1) *                                       160,000      1,276,800
F5 Networks, Inc. *                                        22,695      1,051,686
Polycom, Inc. *                                            73,300      1,627,260
Tellabs, Inc. *                                           102,400        962,560
                                                                       7,482,856
COMPUTERS & PERIPHERALS--0.63%
Rackable Systems, Inc. *                                   37,900        808,028
Stratasys, Inc. (1) *                                      72,000      1,991,520
                                                                       2,799,548
CONTAINERS & PACKAGING--0.67%
Jarden Corp. (1) *                                        101,300      2,936,687

DISTRIBUTORS--1.09%
Pool Corp.                                                 33,600      1,308,048
WESCO International, Inc. *                                60,025      3,496,456
                                                                       4,804,504
DIVERSIFIED FINANCIALS--6.32%
Affiliated Managers Group, Inc. (1) *                      23,300      2,133,115
AmeriCredit Corp. *                                        60,100      1,477,859
Cash America International, Inc.                           85,467      2,927,245
Eaton Vance Corp. (1)                                      56,500      1,398,940
Euronet Worldwide, Inc. (1) *                              99,601      2,530,861
First Cash Financial Services, Inc. *                      87,900      1,672,737
Home Bancshares, Inc. (1) *                                44,400        967,920
IndyMac Bancorp, Inc.                                      57,643      2,435,417
Investment Technology Group, Inc. *                        70,900      3,570,524
Knight Capital Group, Inc., Class A *                     127,700      2,112,158
Nasdaq Stock Market, Inc. *                                97,000      2,670,410
Nuveen Investments, Class A                                39,900      1,894,851
Portfolio Recovery Associates, Inc. (1) *                  48,000      2,055,360
                                                                      27,847,397
ELECTRICAL EQUIPMENT--1.02%
AMETEK, Inc.                                               35,900      1,522,878
Regal-Beloit Corp.                                         34,500      1,371,375
Woodward Governor Co.                                      54,100      1,585,671
                                                                       4,479,924

                                                         NUMBER OF
SECURITY DESCRIPTION                                       SHARES       VALUE
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.51%
Greatbatch, Inc. *                                         140,000   $ 3,431,400
Intersil Corp., Class A                                     54,800     1,288,348
Tech Data Corp. *                                           51,900     1,929,642
                                                                       6,649,390
ENERGY EQUIPMENT & SERVICES--4.21%
Atwood Oceanics, Inc. *                                     36,200     1,698,866
Cooper Cameron Corp. *                                      64,400     3,246,404
Grant Prideco, Inc. *                                       51,500     2,343,765
Oil States International, Inc. *                            48,700     1,566,192
Veritas DGC, Inc. *                                         52,200     2,989,494
W-H Energy Services, Inc. *                                122,000     6,712,440
                                                                      18,557,161
FOOD & DRUG RETAILING--1.52%
Performance Food Group Co. (1) *                           102,000     2,842,740
United Natural Foods, Inc. *                               127,348     3,838,269
                                                                       6,681,009
FOOD PRODUCTS--1.24%
Central Garden & Pet Co. *                                  70,700     2,795,478
USANA Health Sciences, Inc. (1) *                           60,000     2,661,000
                                                                       5,456,478
HEALTH CARE EQUIPMENT & SUPPLIES--8.41%
American Medical Systems Holdings, Inc. (1) *               93,300     1,702,725
AngioDynamics, Inc. *                                       87,000     2,001,000
ArthroCare Corp. (1) *                                      60,000     2,642,400
Aspect Medical Systems, Inc. *                              41,760       611,784
Dade Behring Holdings, Inc.                                 49,200     2,003,916
Endologix, Inc. *                                          194,800       755,824
Fisher Scientific International, Inc. *                     12,500       926,375
Hologic, Inc. (1) *                                         68,700     3,085,317
I-Flow Corp. (1) *                                         115,841     1,267,300
Immucor, Inc. *                                             84,825     1,688,866
Integra LifeSciences Holdings (1) *                         80,390     2,963,175
Intuitive Surgical, Inc. *                                  28,100     2,675,120
Kinetic Concepts, Inc. *                                    30,800     1,372,448
Kyphon, Inc. *                                              70,000     2,384,200
Micrus Endovascular Corp. *                                124,400     1,624,664
Millipore Corp. *                                           36,500     2,286,725
SurModics, Inc. (1) *                                       86,000     3,074,500
Synovis Life Technologies, Inc. *                          158,744     1,406,472
West Pharmaceutical Services, Inc.                          67,000     2,599,600
                                                                      37,072,411
HEALTH CARE PROVIDERS & SERVICES--3.70%
Centene Corp. (1) *                                         85,100   $ 1,382,875
Community Health Systems, Inc. *                            58,738     2,129,840
Covance, Inc. *                                             46,836     2,986,263
Express Scripts, Inc. *                                     31,700     2,441,851
MAXIMUS, Inc.                                               65,000     1,764,100
Omnicare, Inc. (1)                                          13,600       615,536
Pediatrix Medical Group, Inc. *                             82,694     3,506,226
Sierra Health Services, Inc. *                              33,936     1,465,356
                                                                      16,292,047
HOTELS, RESTAURANTS & LEISURE--2.99%
Boyd Gaming Corp.                                           45,869     1,538,446
Cheesecake Factory, Inc. (1) *                              65,000     1,485,250
Penn National Gaming, Inc. *                                54,279     1,795,007
Scientific Games Corp., Class A *                           90,586     3,077,206
Sonic Corp. *                                               74,089     1,458,072
Vail Resorts, Inc. *                                        66,100     2,285,077
Wynn Resorts Ltd. (1) *                                     24,200     1,549,042
                                                                      13,188,100
INDUSTRIAL CONGLOMERATES--0.62%
Chemed Corp.                                                75,000     2,758,500

INSURANCE--0.71%
AmCOMP, Inc. (1) *                                         145,900     1,442,951
HCC Insurance Holdings, Inc.                                55,293     1,685,884
                                                                       3,128,835
INTERNET SOFTWARE & SERVICES--4.60%
Akamai Technologies, Inc. (1) *                            118,169     4,683,037
CNET Networks, Inc. *                                      260,100     2,195,244
Digital Insight Corp. *                                     80,000     1,888,000
Equinix, Inc. (1) *                                         59,968     3,141,124
Jupitermedia Corp. (1) *                                   159,423     1,595,824
Openwave Systems, Inc. (1) *                               115,822       763,267
WebEx Communications, Inc. *                               175,100     6,002,428
                                                                      20,268,924
IT CONSULTING & SERVICES--1.90%
Keane, Inc. (1) *                                          210,970     3,042,187
Perot Systems Corp., Class A *                             125,500     1,671,660
Redback Networks, Inc. (1) *                               108,614     1,679,173
Satyam Computer Services Ltd., ADR (1)                      56,600     1,995,150
                                                                       8,388,170
MACHINERY--1.64%
Dynamic Materials Corp. (1)                                 69,200     2,128,592
Joy Global, Inc.                                            71,300     2,675,176
Middleby Corp. (1) *                                        31,000     2,424,820
                                                                       7,228,588

COMMON STOCKS--(CONCLUDED)

                                                        NUMBER OF
SECURITY DESCRIPTION                                      SHARES        VALUE
--------------------------------------------------------------------------------
METALS & MINING--1.63%
Allegheny Technologies, Inc.                               41,300   $  2,638,657
Foundation Coal Holdings, Inc.                             63,400      2,418,076
RTI International Metals, Inc. *                           45,800      2,110,464
                                                                       7,167,197
MULTI-LINE RETAIL--0.30%
Fred's, Inc.                                              111,000      1,330,890
OIL & GAS--2.13%
Delek US Holdings, Inc. *                                 109,800      1,789,740
Denbury Resources, Inc. *                                  93,864      3,254,265
Encore Acquisition Co. *                                   56,213      1,712,248
Helix Energy Solutions Group, Inc. *                       68,000      2,651,320
                                                                       9,407,573
PHARMACEUTICALS--1.92%
Anadys Pharmaceuticals, Inc. *                            116,400        386,448
Medicis Pharmaceutical Corp., Class A (1)                  65,000      1,791,400
MGI Pharma, Inc. (1) *                                    117,500      1,716,675
Nastech Pharmaceutical Co., Inc. (1) *                    159,200      2,166,712
Sciele Pharma, Inc. (1) *                                 116,617      2,383,651
                                                                       8,444,886
REAL ESTATE--1.99%
Brookdale Senior Living, Inc.                              25,000      1,162,500
Host Hotels & Resorts, Inc. (1)                            72,300      1,534,206
Jones Lang LaSalle, Inc.                                   29,900      2,442,830
Strategic Hotel Capital, Inc.                              93,400      1,863,330
Williams Scotsman International, Inc. *                    83,100      1,772,523
                                                                       8,775,389
ROAD & RAIL--1.31%
Florida East Coast Industries, Inc. (1)                    63,800      2,988,392
J.B. Hunt Transport Services, Inc.                         38,200        785,774
Landstar System, Inc.                                      46,600      1,989,354
                                                                       5,763,520
SEMICONDUCTOR EQUIPMENT & PRODUCTS--7.36%
Cree, Inc. (1) *                                           95,100      1,876,323
Cymer, Inc. *                                              34,400      1,345,728
Entegris, Inc. *                                          348,002      3,288,619
Integrated Device Technology, Inc. *                      143,000      2,212,210
Lam Research Corp. *                                       48,119      2,001,269
Microsemi Corp. (1) *                                     404,598     10,236,330
O2Micro International Ltd. *                              167,900      1,005,721
Power Integrations, Inc. *                                110,000      1,749,000
RF Micro Devices, Inc. *                                  348,400      2,146,144
Rudolph Technologies, Inc. *                               88,623      1,232,746
Semtech Corp. *                                           127,300      1,642,170
Trident Microsystems, Inc. *                               47,400        816,228
Varian Semiconductor Equipment Associates, Inc. *          90,639      2,873,256
                                                                      32,425,744
SOFTWARE--7.34%
Activision, Inc. *                                        347,432   $  4,151,812
Amdocs Ltd. *                                              67,800      2,459,784
Informatica Corp. *                                       315,249      4,404,029
National Instruments Corp.                                114,000      3,163,500
Nuance Communications, Inc. (1) *                         248,800      2,303,888
Quest Software, Inc. *                                    151,700      2,073,739
Salesforce.com, Inc. (1) *                                 35,400        909,780
TIBCO Software, Inc. *                                    167,500      1,333,300
Transaction Systems Architects, Inc. *                    104,808      3,879,992
Ultimate Software Group, Inc. *                           105,500      2,188,070
Unica Corp. *                                             148,000      1,333,480
Verint Systems, Inc. *                                    117,000      3,199,950
Witness Systems, Inc. *                                    60,300        960,579
                                                                      32,361,903
SPECIALTY RETAIL--2.66%
AnnTaylor Stores Corp. *                                   58,350      2,395,851
Gymboree Corp. *                                          141,900      4,756,488
Hibbett Sporting Goods, Inc. *                             89,400      1,766,544
Pacific Sunwear of California, Inc. *                      85,515      1,426,390
PetSmart, Inc.                                             57,900      1,364,124
                                                                      11,709,397
TEXTILES & APPAREL--1.89%
Carter's, Inc. *                                           93,200      2,032,692
Coach, Inc. *                                              61,700      1,771,407
Polo Ralph Lauren Corp.                                    29,192      1,665,112
Under Armour, Inc., Class A (1) *                          71,500      2,870,725
                                                                       8,339,936
TRADING COMPANIES & DISTRIBUTORS--0.43%
MSC Industrial Direct Co., Inc., Class A                   46,000      1,896,580

WIRELESS TELECOMMUNICATION SERVICES--0.93%
Crown Castle International Corp. *                         95,445      3,362,527
Syniverse Holdings, Inc. *                                 52,559        734,775
                                                                       4,097,302
--------------------------------------------------------------------------------
Total common stocks (cost--$401,807,731)                             421,854,053
================================================================================

PRINCIPAL
AMOUNT                                         MATURITY   INTEREST
(000)                                            DATES      RATES       VALUE
---------------------------------------------------------------------------------
REPURCHASE AGREEMENT--5.43%
 $23,940    Repurchase agreement dated
            07/31/06 with State Street Bank
            & Trust Co., collateralized by
            $25,111,819 US Treasury Notes,
            3.500% to 5.125% due 08/15/09 to
            06/30/11; (value--$24,418,808);
            proceeds: $23,943,232
            (cost--$23,940,000)                08/01/06    4.860%    $ 23,940,000

NUMBER OF
SHARES
(000)
---------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED--17.07%
MONEY MARKET FUNDS+--11.17%
     868    AIM Liquid Assets Portfolio                     5.175         868,019
      15    AIM Prime Portfolio                             5.216          14,604
      ^0    BlackRock Provident Institutional
            TempFund                                        5.127              61
       8    DWS Money Market Series                         5.216           8,300
  48,338    UBS Private Money Market Fund
            LLC **                                          5.195      48,337,832
---------------------------------------------------------------------------------
Total money market funds (cost--$49,228,816)                           49,228,816
=================================================================================

PRINCIPAL
AMOUNT
(000)
---------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--5.90%
 $13,000    Repurchase agreement dated
            07/31/06 with Barclays Bank PLC,
            collateralized by $13,177,000
            Federal Home Loan Mortgage Corp.
            obligations, 4.790% due
            08/04/10; (value--$13,260,290);
            proceeds: $13,001,899              08/01/06    5.260       13,000,000

  13,000    Repurchase agreement dated
            07/31/06 with Deutsche Bank
            Securities, Inc., collateralized
            by $12,880,000 Federal Home Loan
            Bank obligations, 5.625% due
            03/14/36; (value--$13,264,355);
            proceeds: $13,001,899              08/01/06    5.260       13,000,000
---------------------------------------------------------------------------------
Total repurchase agreements
(cost--$26,000,000)                                                    26,000,000
---------------------------------------------------------------------------------
Total investments of cash collateral from
securities loaned (cost--$75,228,816)                                  75,228,816
---------------------------------------------------------------------------------
Total investments
(cost--$500,976,547)--118.22%                                         521,022,869
Liabilities in excess of other
assets--(18.22)%                                                      (80,317,654)
---------------------------------------------------------------------------------
Net assets--100.00%                                                  $440,705,215
=================================================================================

*    Non-income producing security.

(1)  Security, or portion thereof, was on loan at July 31, 2006.

+    Interest rates shown reflect yield at July 31, 2006.

^    Amount represents less than 500 shares.

ADR  American Depositary Receipt.

** The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2006.

                                                     PURCHASES       SALES                      INCOME EARNED
                                                    DURING THE     DURING THE                  FROM AFFILIATE
                                      VALUE AT      YEAR ENDED     YEAR ENDED      VALUE AT    FOR YEAR ENDED
SECURITY DESCRIPTION                  07/31/05       07/31/06       07/31/06       07/31/06       07/31/06
-------------------------------------------------------------------------------------------------------------
UBS Private Money Market Fund LLC   $139,819,700   $482,453,771   $573,935,639   $48,337,832     $121,895

ISSUER BREAKDOWN BY COUNTRY (UNAUDITED)

                                                                  PERCENTAGE OF
                                                                PORTFOLIO ASSETS
--------------------------------------------------------------------------------
United States                                                         98.7%
Guernsey                                                               0.5
India                                                                  0.4
Cayman Islands                                                         0.2
Virgin Islands                                                         0.2
--------------------------------------------------------------------------------
Total                                                                100.0%
================================================================================

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust
UBS PACE INTERNATIONAL EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS--JULY 31, 2006

COMMON STOCKS--96.49%

                                                        NUMBER OF
SECURITY DESCRIPTION                                      SHARES        VALUE
--------------------------------------------------------------------------------
AUSTRALIA--5.32%

BANKS--1.33%
Australia & New Zealand Banking Group Ltd.                102,178    $ 1,977,050
Macquarie Bank Ltd.                                        37,126      1,759,611
National Australia Bank Ltd. (1)                          381,994     10,508,719
                                                                      14,245,380
BEVERAGES--0.77%
Foster's Group Ltd.                                     2,010,176      8,287,340

CONTAINERS & PACKAGING--0.37%
Amcor Ltd. (1)                                            775,494      4,023,147

DIVERSIFIED TELECOMMUNICATION SERVICES--0.56%
Telstra Corp. Ltd. (1)                                  2,051,941      6,006,577

FOOD & DRUG RETAILING--0.53%
Coles Myer Ltd. (1)                                       651,341      5,675,024

INDUSTRIAL CONGLOMERATES--0.35%
Wesfarmers Ltd. (1)                                       137,116      3,719,548

METALS & MINING--1.12%
BHP Billiton Ltd.                                         143,790      3,059,872
Oxiana Ltd. (1)                                         1,726,086      4,034,234
Zinifex Ltd. (1)                                          603,327      4,877,576
                                                                      11,971,682
OIL & GAS--0.10%
Santos Ltd.                                               126,550      1,115,216

REAL ESTATE--0.04%
Westfield Group                                            30,686        432,670

TRANSPORTATION INFRASTRUCTURE--0.15%
Macquarie Infrastructure Group                            680,474      1,418,337
Sydney Roads Group*                                       226,825        199,888
                                                                       1,618,225
--------------------------------------------------------------------------------
Total Australia common stocks                                         57,094,809
================================================================================
AUSTRIA--0.31%

BUILDING PRODUCTS--0.14%
Wienerberger AG                                            32,878      1,558,559

MACHINERY--0.17%
Andritz AG                                                 10,453      1,829,315
Total Austria common stocks                                            3,387,874

BELGIUM--1.77%

BANKS--0.62%
KBC Bancassurance Holding                                  61,396      6,689,846

CHEMICALS--0.11%
Solvay SA                                                   9,856      1,169,616

DIVERSIFIED FINANCIALS--1.04%
Fortis                                                    313,405     11,146,255
--------------------------------------------------------------------------------
Total Belgium common stocks                                           19,005,717
================================================================================
BERMUDA--0.02%

HOTELS, RESTAURANTS & LEISURE--0.02%
Li & Fung Ltd.                                            110,000    $   230,187

DENMARK--0.05%

PHARMACEUTICALS--0.05%
Novo-Nordisk AS                                             8,858        545,915

FINLAND--1.84%

COMMUNICATIONS EQUIPMENT--0.37%
Nokia Oyj                                                 200,288      3,973,318

IT CONSULTING & SERVICES--0.07%
Tietoenator Oyj                                            30,026        715,708

MACHINERY--0.16%
Metso Oyj                                                  47,610      1,716,865

OIL & GAS--0.56%
Fortum Oyj                                                222,892      6,041,807

PAPER & FOREST PRODUCTS--0.68%
Stora Enso Oyj                                             89,866      1,328,177
UPM-Kymmene Oyj                                           270,500      5,998,518
                                                                       7,326,695
--------------------------------------------------------------------------------
Total Finland common stocks                                           19,774,393
================================================================================
FRANCE--10.19%

AIRLINES--0.15%
Air France-KLM (1)                                         63,574      1,569,778

AUTOMOBILES--0.73%
Renault SA                                                 71,288      7,790,466

BANKS--1.78%
BNP Paribas SA                                             44,132      4,295,716
Credit Agricole SA                                         53,092      2,134,287
Societe Generale                                           84,833     12,657,113
                                                                      19,087,116
BUILDING PRODUCTS--0.88%
Cie de Saint-Gobain                                       132,678      9,474,095

CHEMICALS--0.23%
Arkema*                                                    34,546      1,338,876
Rhodia SA*                                                601,899      1,168,676
                                                                       2,507,552
COMMERCIAL SERVICES & SUPPLIES--0.18%
Bacou Dalloz                                               16,400      1,966,098

CONSTRUCTION & ENGINEERING--0.63%
Alstom*                                                    77,414      6,719,485

CONSTRUCTION MATERIALS--0.22%
Lafarge SA                                                 19,511      2,360,242

DIVERSIFIED TELECOMMUNICATION SERVICES--0.18%
France Telecom                                             93,145      1,951,328

                                                        NUMBER OF
SECURITY DESCRIPTION                                      SHARES        VALUE
--------------------------------------------------------------------------------
FRANCE--(CONCLUDED)

ELECTRICAL EQUIPMENT--0.50%
Schneider Electric SA                                      51,980   $  5,345,141

FOOD & DRUG RETAILING--0.74%
Carrefour SA                                              126,996      7,918,189

INSURANCE--0.37%
Axa                                                       116,597      4,021,408

IT CONSULTING & SERVICES--0.05%
Cap Gemini SA                                              10,878        584,447

MEDIA--0.23%
Societe Television Francaise 1                              7,222        230,173
Vivendi Universal SA                                       66,385      2,248,054
                                                                       2,478,227
METALS & MINING--0.78%
Arcelor (1)                                                37,257      1,986,970
Vallourec SA                                               29,585      6,432,179
                                                                       8,419,149
MULTI-UTILITIES--0.00%
Suez SA STRIP VVPR*                                        24,336            311

OIL & GAS--1.64%
Total SA                                                  259,622     17,659,894

PHARMACEUTICALS--0.13%
Sanofi-Synthelabo SA                                       14,634      1,391,729

TEXTILES & APPAREL--0.77%
LVMH Moet Hennessy Louis Vuitton SA                        82,060      8,244,365
--------------------------------------------------------------------------------
Total France common stocks                                           109,489,020
================================================================================
GERMANY--5.71%

AUTO COMPONENTS--0.03%
Continental AG                                              3,062        312,912

AUTOMOBILES--0.07%
Bayerische Motoren Werke (BMW) AG                          13,729        708,687

BANKS--0.94%
Commerzbank AG                                            199,895      7,006,692
Deutsche Bank AG                                           27,223      3,138,414
                                                                      10,145,106
CHEMICALS--1.40%
Bayer AG (1)                                              264,603     13,036,811
Lanxess*                                                   54,441      2,038,304
                                                                      15,075,115
ELECTRICAL EQUIPMENT--0.61%
Siemens AG                                                 80,936      6,524,796

HEALTH CARE PROVIDERS & SERVICES--0.57%
Celesio AG                                                  6,410        299,686
Fresenius Medical Care AG (1)                              48,314      5,788,990
                                                                       6,088,676
INSURANCE--0.04%
Muenchener Rueckversicherungs-
Gesellschaft AG (MunichRe)                                  3,268        450,141

METALS & MINING--0.06%
ThyssenKrupp AG                                            17,723        620,319

MULTI-UTILITIES--1.99%
RWE AG                                                    243,980     21,432,866
--------------------------------------------------------------------------------
Total Germany common stocks                                           61,358,618
================================================================================
GREECE--1.62%

BANKS--0.76%
National Bank of Greece SA                                179,133      6,960,842
Piraeus Bank SA                                            46,930      1,174,989
                                                                       8,135,831
BUILDING PRODUCTS-CEMENT--0.37%
Titan Cement Co.                                           81,875      3,995,229

DIVERSIFIED TELECOMMUNICATION SERVICES--0.35%
Hellenic Telecommunications Organization SA*              164,088      3,743,564

GAMING--0.14%
OPAP SA                                                    40,727      1,478,541
--------------------------------------------------------------------------------
Total Greece common stocks                                            17,353,165
================================================================================
HONG KONG--1.47%

DIVERSIFIED FINANCIALS--0.05%
Swire Pacific Ltd.                                         56,500        586,072

ELECTRIC UTILITIES--0.61%
CLP Holdings Ltd.                                          89,500        530,997
Hong Kong Electric Holdings                             1,254,000      5,971,275
                                                                       6,502,272
INDUSTRIAL CONGLOMERATES--0.07%
Hutchison Whampoa Ltd.                                     82,836        755,313

REAL ESTATE--0.66%
Cheung Kong Holdings Ltd.                                  55,500        601,413
Henderson Land Development                                181,000        992,330
Sun Hung Kai Properties Ltd.                               58,000        609,843
Wharf Holdings Ltd.                                     1,317,000      4,889,893
                                                                       7,093,479
SPECIALTY RETAIL--0.08%
Esprit Holdings Ltd.                                      107,000        813,840
--------------------------------------------------------------------------------
Total Hong Kong common stocks                                         15,750,976
================================================================================

                                                         NUMBER OF
SECURITY DESCRIPTION                                       SHARES       VALUE
--------------------------------------------------------------------------------
INDONESIA--0.43%

DIVERSIFIED TELECOMMUNICATION SERVICES--0.43%
PT Telekomunikasi Indonesia, ADR                           138,409   $ 4,613,172

IRELAND--0.27%
BANKS--0.15%
Allied Irish Banks PLC                                      68,214     1,649,495

CONSTRUCTION MATERIALS--0.09%
CRH PLC                                                     30,168       971,123

MEDIA--0.03%
Independent News & Media PLC                               107,049       317,247
--------------------------------------------------------------------------------
Total Ireland common stocks                                            2,937,865
================================================================================
ITALY--5.80%

AUTOMOBILES--0.69%
Fiat SpA (1)*                                              523,821     7,407,259

BANKS--3.85%
Banca Intesa SpA                                         2,326,389    13,454,507
Banca Popolare Italiana (1)*                                43,473       508,399
Banche Popolari Unite Scrl*                                 13,043       350,883
Banco Popolare di Verona e Novara                           23,181       660,335
Capitalia SpA                                              914,463     7,674,649
UniCredito Italiano SpA                                  2,431,123    18,710,740
                                                                      41,359,513
CONSTRUCTION MATERIALS--0.11%
Buzzi Unicem SpA (1)                                        50,577     1,154,528

DIVERSIFIED FINANCIALS--0.04%
Mediolanum SpA                                              65,484       454,216

DIVERSIFIED TELECOMMUNICATION SERVICES--0.55%
Telecom Italia SpA                                         238,560       641,471
Telecom Italia SpA ^^                                    2,182,934     5,267,439
                                                                       5,908,910
OIL & GAS--0.56%
ENI SpA                                                     77,311     2,371,158
Saras SpA Raffinerie Sarne*                                578,396     3,646,191
                                                                       6,017,349
--------------------------------------------------------------------------------
Total Italy common stocks                                             62,301,775
================================================================================
JAPAN--18.36%

AUTO COMPONENTS--0.54%
Denso Corp.                                                169,900     5,824,127
AUTOMOBILES--1.90%
Honda Motor Co. Ltd.                                        81,400     2,683,868
Mazda Motor Corp.                                           95,000       618,169
Nissan Motor Co. Ltd.                                      121,300     1,307,748
Toyota Motor Corp.                                         299,300    15,820,646
                                                                      20,430,431
BANKS--1.41%
Chugoku Bank Ltd.                                           24,000       321,340
Joyo Bank Ltd.                                              77,000       470,819
Mitsubishi Tokyo Financial Group, Inc.                         320     4,521,785
Nishi-Nippon City Bank Ltd.                                 82,000       362,632
Sumitomo Mitsui Financial Group, Inc.                          819     8,715,426
Sumitomo Trust & Banking Co. Ltd.                           75,000       796,153
                                                                      15,188,155
BEVERAGES--0.06%
ITO EN Ltd.                                                  8,400       303,336
Kirin Brewery Co. Ltd.                                      21,000       311,396
                                                                         614,732
BUILDING PRODUCTS--0.14%
JS Group Corp.                                              15,900       326,613
Nippon Sheet Glass Co. Ltd. (1)                            255,000     1,227,790
                                                                       1,554,403
CHEMICALS--0.75%
Shin-Etsu Chemical Co. Ltd.                                 99,200     5,745,457
Sumitomo Chemical Co. Ltd.                                  56,000       442,549
Ube Industries Ltd.                                        482,000     1,231,855
Zeon Corp.                                                  63,900       683,339
                                                                       8,103,200
COMMERCIAL SERVICES & SUPPLIES--0.29%
Benesse Corp. (1)                                           73,000     2,585,198
Dai Nippon Printing Co. Ltd.                                33,000       519,848
                                                                       3,105,046
COMPUTERS & PERIPHERALS--0.34%
Elpida Memory, Inc. (1)*                                    30,500     1,221,117
Fujitsu Ltd.                                               273,000     2,116,944
Toshiba Corp.                                               45,000       290,854
                                                                       3,628,915
CONSTRUCTION & ENGINEERING--0.33%
Kajima Corp.                                               290,000     1,219,242
Obayashi Corp.                                             365,000     2,359,152
                                                                       3,578,394
DIVERSIFIED FINANCIALS--1.41%
Daiwa Securities Group, Inc.                               108,000     1,206,751
Hokuhoku Financial Group, Inc.                             101,000       381,465
Nomura Holdings Co. Ltd.                                   292,900     5,199,106
Orix Corp.                                                  31,810     8,337,830
                                                                      15,125,152
DIVERSIFIED TELECOMMUNICATION SERVICES--0.17%
Nippon Telegraph & Telephone Corp. (NTT)                       342     1,786,890

                                                         NUMBER OF
SECURITY DESCRIPTION                                       SHARES       VALUE
--------------------------------------------------------------------------------
JAPAN--(CONTINUED)

ELECTRIC UTILITIES--0.39%
Kyushu Electric Power Co., Inc.                             18,900   $   440,992
Tokyo Electric Power Co., Inc.                             140,200     3,766,549
                                                                       4,207,541
ELECTRICAL EQUIPMENT--0.65%
Fujikura Ltd.                                               59,200       737,902
Mitsubishi Electric Corp.                                  161,000     1,263,902
Nitto Denko Corp.                                           10,500       762,920
Sumitomo Electric Industries Ltd.                          317,900     4,167,680
                                                                       6,932,404
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.65%
Citizen Watch Co. Ltd. (1)                                  32,600       279,238
Hitachi Ltd.                                               549,000     3,514,903
Hoya Corp.                                                  11,300       395,246
Kyocera Corp.                                               26,500     2,170,483
TDK Corp.                                                    7,300       570,526
                                                                       6,930,396
FOOD PRODUCTS--0.20%
Maruha Group, Inc. (1)                                     256,000       656,496
Yakult Honsha Co. Ltd. (1)                                  56,500     1,468,621
                                                                       2,125,117
GAS UTILITIES--0.19%
Tokyo Gas Co. Ltd.                                         403,000     2,003,664

HEALTHCARE EQUIPMENT & SUPPLIES--0.12%
Olympus Corp.                                               46,000     1,324,087

HOUSEHOLD DURABLES--1.36%
Daito Trust Construction Co., Ltd.                          95,500     5,189,629
Matsushita Electric Industrial Co. Ltd.                    108,900     2,265,485
Sekisui House Ltd. (1)                                     357,600     5,065,571
Sharp Corp.                                                 62,000     1,047,529
Sony Corp.                                                  22,700     1,045,453
                                                                      14,613,667
HOUSEHOLD PRODUCTS--0.39%
Kao Corp.                                                  136,000     3,535,087
Uni-Charm Corp.                                             11,600       642,505
                                                                       4,177,592
INSURANCE--0.41%
Millea Holdings, Inc.                                          229     4,434,384

INTERNET SOFTWARE & SERVICES--0.02%
Softbank Corp. (1)                                          10,300       189,119

IT CONSULTING & SERVICES--0.15%
CSK Corp.                                                   26,300     1,080,492
Hitachi Information Systems Ltd.                            12,500       278,032
Itochu Techno-Science Corp.                                  6,500       291,421
                                                                       1,649,945
MACHINERY--0.72%
Amada Co. Ltd.                                              86,000       912,923
Hitachi Construction Machinery Co. Ltd.                    224,100     5,267,997
Kubota Corp.                                               124,000     1,140,006
Minebea Co. Ltd.                                            81,000       411,906
                                                                       7,732,832
METALS & MINING--0.03%
Mitsui Mining & Smelting Co. Ltd.                           50,000       284,356

MULTI-LINE RETAIL--0.04%
Hankyu Department Stores (1)                                61,000       473,017

OFFICE ELECTRONICS--1.11%
Canon, Inc.                                                228,650    10,989,241
Ricoh Co. Ltd.                                              46,000       926,861
                                                                      11,916,102
OIL & GAS--0.67%
Nippon Mining Holdings, Inc.                               844,500     7,145,231

PERSONAL PRODUCTS--0.06%
Shiseido Co. Ltd.                                           34,000       679,140

PHARMACEUTICALS--2.05%
Chugai Pharmaceutical Co. Ltd.                              42,500       876,728
Daiichi Sankyo Co. Ltd.                                     56,100     1,541,411
Mitsubishi Chemical Holdings Corp.                         156,500       984,225
Takeda Pharmaceutical Co.                                  287,900    18,583,104
                                                                      21,985,468
ROAD & RAIL--0.25%
West Japan Railway Co.                                         646     2,699,062

SEMICONDUCTOR EQUIPMENT & PRODUCTS--0.06%
Advantest Corp.                                              3,400       329,190
Tokyo Electron Ltd.                                          4,200       267,068
                                                                         596,258
SPECIALTY RETAIL--0.03%
Nitori Co. Ltd.                                              6,250       279,123

TEXTILES & APPAREL--0.03%
Onward Kashiyama Co. Ltd.                                   24,000       319,037

TOBACCO--0.02%
Japan Tobacco, Inc.                                             68       260,386

TRADING COMPANIES & DISTRIBUTORS--0.55%
Itochu Corp.                                               239,000     2,153,491
Marubeni Corp.                                             431,000     2,289,493
Mitsui & Co. Ltd.                                           32,700       498,294
Sumitomo Corp.                                              72,000     1,019,914
                                                                       5,961,192
WIRELESS TELECOMMUNICATIONS SERVICES--0.87%
KDDI Corp.                                                   1,436     9,319,063
--------------------------------------------------------------------------------
Total Japan common stocks                                            197,177,628
================================================================================

                                                         NUMBER OF
SECURITY DESCRIPTION                                       SHARES       VALUE
--------------------------------------------------------------------------------
NETHERLANDS--3.24%

COMMERCIAL SERVICES & SUPPLIES--0.11%
USG People NV                                               17,450   $ 1,222,641

CONSTRUCTION & ENGINEERING--0.04%
Koninklijke BAM Groep N.V.                                  21,055       428,986

DIVERSIFIED FINANCIALS--1.51%
ING Groep N.V.                                             398,309    16,169,664

DIVERSIFIED TELECOMMUNICATION SERVICES--0.07%
Koninklijke (Royal) KPN N.V.                                63,304       718,886

HOUSEHOLD DURABLES--0.61%
Koninklijke (Royal) Philips Electronics N.V.*              199,278     6,580,318

INSURANCE--0.07%
Aegon N.V. (1)                                              46,906       796,307

MEDIA--0.69%
Reed Elsevier N.V. (1)*                                    494,894     7,352,227

TRADING COMPANIES & DISTRIBUTORS--0.14%
Hagemeyer N.V. (1)*                                        308,672     1,494,388
--------------------------------------------------------------------------------
Total Netherlands common stocks                                       34,763,417
================================================================================
NEW ZEALAND--0.33%

DIVERSIFIED TELECOMMUNICATION SERVICES--0.33%
Telecom Corp. of New Zealand Ltd.                        1,409,594     3,551,906

NORWAY--0.77%

BEVERAGES--0.14%
Orkla ASA                                                   33,597     1,523,042

COMMERCIAL SERVICES & SUPPLIES--0.06%
Petrojarl ASA*                                             107,577       685,193

INDUSTRIAL CONGLOMERATES--0.33%
Crew Gold Corp.*                                         1,769,657     3,565,480
OIL & GAS--0.15%
Statoil ASA (1)                                             52,875     1,567,907

TRANSPORTATION SERVICES--0.09%
Bergesen Worldwide Gas ASA                                  70,668     1,004,704
--------------------------------------------------------------------------------
Total Norway common stocks                                             8,346,326
================================================================================
SINGAPORE--1.43%

AIRLINES--0.03%
Singapore Airlines Ltd.                                     34,000       279,951

BANKS--0.62%
Oversea-Chinese Banking Corp.                            1,298,400     5,222,054
United Overseas Bank Ltd.                                  150,000     1,482,091
                                                                       6,704,145
DIVERSIFIED FINANCIALS--0.15%
Jardine Matheson Holdings Ltd.                              82,400     1,565,600

DIVERSIFIED TELECOMMUNICATION SERVICES--0.37%
Singapore Telecommunications Ltd.                        2,413,860     3,959,779
OIL & GAS--0.26%
Singapore Petroleum Co. Ltd.                               897,400     2,841,942
--------------------------------------------------------------------------------
Total Singapore common stocks                                         15,351,417
================================================================================
SOUTH AFRICA--0.31%

OIL & GAS--0.31%
Sasol Ltd.                                                  92,864     3,342,794

SOUTH KOREA--1.82%

BANKS--0.40%
Kookmin Bank, ADR                                           49,928     4,305,791

METALS & MINING--0.72%
POSCO                                                       18,156     4,428,756
POSCO, ADR                                                  53,400     3,296,916
                                                                       7,725,672
SEMICONDUCTOR EQUIPMENT & PRODUCTS--0.33%
Samsung Electronics Co. Ltd., GDR                           10,906     3,470,835

WIRELESS TELECOMMUNICATIONS SERVICES--0.37%
LG Telecom Ltd.*                                           369,846     4,007,439
--------------------------------------------------------------------------------
Total South Korea common stocks                                       19,509,737
================================================================================
SPAIN--4.47%

BANKS--0.96%
Banco Bilbao Vizcaya Argentaria SA                         134,810     2,865,513
Banco Santander Central Hispano SA (1)                     490,125     7,425,378
                                                                      10,290,891
CONSTRUCTION & ENGINEERING--0.48%
ACS Actividades de Contruccion y Servicios SA               23,140     1,012,988
Tecnicas Reunidas SA*                                      162,542     4,111,098
                                                                       5,124,086
DIVERSIFIED TELECOMMUNICATION SERVICES--1.67%
Telefonica SA                                            1,058,078    17,895,039

ELECTRIC UTILITIES--1.01%
Iberdrola SA                                               306,558    10,886,404
OIL & GAS--0.19%
Repsol YPF SA                                               74,377     2,090,202

SPECIALTY RETAIL--0.16%
Inditex SA                                                  39,167     1,701,586
--------------------------------------------------------------------------------
Total Spain common stocks                                             47,988,208
================================================================================
SWEDEN--0.99%

BANKS--0.11%
Svenska Handelsbanken, Series A                             46,098     1,167,313

DIVERSIFIED FINANCIALS--0.05%
D. Carnegie & Co. AB                                        27,070       505,188

MEDIA--0.05%
Eniro AB                                                    45,866       528,216

METALS & MINING--0.75%
AB SKF, B Shares                                           570,705     8,077,079

SPECIALTY RETAIL--0.03%
Hennes & Mauritz AB                                         10,082       374,208
--------------------------------------------------------------------------------
Total Sweden common stocks                                            10,652,004
================================================================================

                                                         NUMBER OF
SECURITY DESCRIPTION                                       SHARES       VALUE
--------------------------------------------------------------------------------
SWITZERLAND--4.59%

BANKS--1.69%
Credit Suisse Group                                        248,418   $13,919,321
Julius Baer Holding Ltd.                                    45,947     4,264,067
                                                                      18,183,388
BIOTECHNOLOGY--0.13%
Serono SA                                                    2,032     1,374,702

CHEMICALS--0.10%
Clariant AG*                                                79,838     1,089,983

ELECTRICAL EQUIPMENT--0.64%
ABB Ltd. (1)                                               526,439     6,802,145

FOOD PRODUCTS--0.74%
Barry Callebaut AG*                                          3,313     1,467,299
Nestle SA                                                   19,802     6,489,096
                                                                       7,956,395
INSURANCE--0.56%
Swiss Re                                                    83,992     6,040,626

MACHINERY--0.07%
Georg Fischer AG*                                            1,590       718,411

PHARMACEUTICALS--0.45%
Roche Holding Genussehein AG                                26,955     4,797,160

SPECIALTY RETAIL--0.21%
Compagnie Financiere Richemont AG                           50,772     2,289,908
--------------------------------------------------------------------------------
Total Switzerland common stocks                                       49,252,718
================================================================================
TAIWAN--0.85%

COMPUTER & PERIPHERALS--0.53%
High Tech Computer Corp.                                   254,400     5,655,060

DIVERSIFIED TELECOMMUNICATION SERVICES--0.32%
Chunghwa Telecom Co. Ltd., ADR                             184,500     3,426,165
--------------------------------------------------------------------------------
Total Taiwan common stocks                                             9,081,225
================================================================================
UNITED KINGDOM--24.53%

AIRLINES--0.15%
British Airways PLC*                                       215,953     1,561,158

AUTO COMPONENTS--0.30%
GKN PLC                                                    670,708     3,251,230

BANKS--6.14%
Barclays PLC                                               395,325     4,637,572
HBOS PLC                                                   649,788    11,828,518
HSBC Holdings PLC                                        1,055,361    19,142,430
Lloyds TSB Group PLC                                       843,905     8,496,873
Royal Bank of Scotland Group PLC*                          671,872    21,863,087
                                                                      65,968,480
CHEMICALS--0.02%
Yule Catto & Co. PLC*                                       60,210       242,940

COMMERCIAL SERVICES & SUPPLIES--0.38%
Brambles Industries PLC                                    337,829     2,756,174
Michael Page International PLC                             212,390     1,308,265
                                                                       4,064,439
DIVERSIFIED FINANCIALS--0.21%
3i Group PLC                                                12,510       216,861
Man Group PLC                                               45,190     2,071,542
                                                                       2,288,403
DIVERSIFIED TELECOMMUNICATION SERVICES--0.62%
BT Group PLC                                             1,494,720     6,638,304

ELECTRIC UTILITIES--0.25%
International Power PLC                                    273,082     1,502,295
Scottish & Southern Energy PLC*                             52,250     1,180,996
                                                                       2,683,291
FOOD & DRUG RETAILING--0.49%
Premier Foods PLC                                           84,626       506,256
RHM PLC                                                    167,873       918,025
Tesco PLC*                                                 567,963     3,814,132
                                                                       5,238,413
FOOD PRODUCTS--0.03%
Cadbury Schweppes PLC*                                      31,083       303,960

HOTELS, RESTAURANTS & LEISURE--0.56%
Compass Group PLC*                                         260,360     1,241,415
Intercontinental Hotels Group PLC                          295,093     4,776,439
                                                                       6,017,854
HOUSEHOLD DURABLES--0.06%
Taylor Woodrow PLC                                         102,563       659,540

HOUSEHOLD PRODUCTS--0.21%
Reckitt Benckiser PLC                                       57,400     2,303,154

INDUSTRIAL CONGLOMERATES--0.53%
Smiths Group PLC                                           340,705     5,737,478

INSURANCE--1.74%
Aviva PLC*                                                 433,117     5,809,068
Chaucer Holdings PLC                                       326,880       403,004
Old Mutual PLC                                           1,722,842     5,213,595
Prudential PLC                                             690,657     7,257,077
                                                                      18,682,744
IT CONSULTING & SERVICES--0.03%
LogicaCMG PLC*                                              85,253       271,526

MEDIA--0.04%
Taylor Nelson Sofres PLC                                   145,349       484,649

COMMON STOCKS--(CONCLUDED)

                                                      NUMBER OF
SECURITY DESCRIPTION                                    SHARES         VALUE
--------------------------------------------------------------------------------
UNITED KINGDOM--(CONCLUDED)

METALS & MINING--0.98%
Anglo American PLC                                       62,093   $    2,592,370
BHP Billiton PLC                                        378,176        7,163,227
Corus Group PLC                                          26,858          215,358
Rio Tinto PLC*                                           11,168          576,829
                                                                      10,547,784
MULTI-LINE RETAIL--1.30%
Alliance Boots PLC                                      361,806        5,312,208
Debenhams PLC*                                          203,187          683,196
Unilever PLC                                            338,835        8,013,067
                                                                      14,008,471
MULTI-UTILITIES--0.27%
National Grid PLC                                       254,042        2,892,384
OIL & GAS--5.34%
BG Group PLC                                            811,452       10,913,703
BP PLC                                                2,792,186       33,641,926
Royal Dutch Shell PLC, A Shares ++                       87,617        3,091,699
Royal Dutch Shell PLC, A Shares +++                     275,042        9,721,542
                                                                      57,368,870
PHARMACEUTICALS--3.11%
Astra Zeneca PLC*                                        75,977        4,639,529
GlaxoSmithKline PLC*                                  1,038,642       28,734,109
                                                                      33,373,638
SOFTWARE--0.03%
Sage Group PLC                                           65,336          283,761

TOBACCO--0.15%
British America Tobacco PLC                              58,463        1,575,884

TRADING COMPANIES & DISTRIBUTORS--0.31%
Wolseley PLC                                            154,499        3,290,087

WATER UTILITIES--0.05%
Northumbrian Water Group PLC                            106,078          517,181

WIRELESS TELECOMMUNICATIONS SERVICES--1.23%
Vodafone Group PLC                                    6,097,224       13,240,424
--------------------------------------------------------------------------------
Total United Kingdom common stocks                                   263,496,047
--------------------------------------------------------------------------------
Total common stocks (cost--$865,844,011)                           1,036,356,913
================================================================================
GERMANY--0.15%

AUTOMOBILES--0.07%
Volkswagen AG                                            13,606   $      728,930

MEDIA--0.08%
ProSieben SAT.1 Media AG                                 35,160          899,166
--------------------------------------------------------------------------------
Total Germany preferred stocks                                         1,628,096
================================================================================
UNITED KINGDOM--0.19%

WIRELESS TELECOMMUNICATION SERVICES--0.19%
Vodafone Group Red N C                                6,968,256        1,952,505
--------------------------------------------------------------------------------
Total preferred stocks (cost--$3,215,027)                              3,580,601
================================================================================

PRINCIPAL
AMOUNT                                      MATURITY   INTEREST
(000)                                         DATES      RATES        VALUE
--------------------------------------------------------------------------------
SHORT TERM US GOVERNMENT OBLIGATION@--0.05%
 $   560    US Treasury Bills^
            (cost--$555,798)                09/28/06   4.640 to     $   555,798
                                                        4.761%
REPURCHASE AGREEMENT--1.98%
  21,258    Repurchase agreement dated
            07/31/06 with State Street
            Bank & Trust Co.,
            collateralized by
            $22,298,540 US Treasury
            Notes, 3.500% to 5.125% due
            08/15/09 to 06/30/11;
            (value--$21,683,167);
            proceeds: $21,260,870
            (cost--$21,258,000)             08/01/06     4.860       21,258,000

NUMBER OF
SHARES
(000)
--------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED--8.54%
MONEY MARKET FUNDS+--6.68%
     317    AIM Liquid Assets Portfolio                  5.175           316,810
      56    AIM Prime Portfolio                          5.216            55,722
    ^^^0    BlackRock Provident Institutional TempFund   5.127               234
  24,760    DWS Money Market Series                      5.216        24,760,029
  46,602    UBS Private Money Market Fund LLC**          5.195        46,602,044
--------------------------------------------------------------------------------
Total money market funds (cost--$71,734,839)                          71,734,839
================================================================================

PRINCIPAL
AMOUNT
(000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS-- 1.86%
 $ 5,000    Repurchase agreement dated
            07/31/06 with Barclays Bank
            PLC, collateralized by
            $5,068,000 Federal National
            Mortgage Association
            obligations, 4.790% due
            08/04/10;
            (value--$5,100,034);
            proceeds: $5,000,731            08/01/06     5.260         5,000,000
  15,000    Repurchase agreement dated
            07/31/06 with Deutsche Bank
            Securities, Inc.,
            collateralized by $534,000
            Federal Home Loan Mortgage
            Corp. obligations, 3.500% due
            09/15/07 and $15,609,000
            Federal National Mortgage
            Association obligations,
            5.630% due 04/19/35;
            (value--$15,300,745);
            proceeds: $15,002,192           08/01/06     5.260        15,000,000
--------------------------------------------------------------------------------
Total repurchase agreements (cost--$20,000,000)                       20,000,000
--------------------------------------------------------------------------------
Total investments of cash collateral from securities loaned
(cost--$91,734,839)                                                   91,734,839
--------------------------------------------------------------------------------
Total investments (cost--$982,607,675)--107.40%                    1,153,486,151
Liabilities in excess of other assets--(7.40)%                       (79,434,420)
Net assets--100.00%                                               $1,074,051,731
================================================================================

*    Non-income producing security.

(1)  Security, or portion thereof, was on loan at July 31, 2006.

+    Interest rates shown reflect yield at July 31, 2006.

++   Security is traded on the London Exchange.

+++  Security is traded on the Netherlands Exchange.

^    Entire amount pledged as collateral for futures transactions.

^^   Non-convertible savings shares.

^^^  Amount represents less than 500 shares.

@    Interest rate shown is discount rate at date of purchase.

ADR  American Depositary Receipt.

GDR   Global Depositary Receipt.

STRIP Separate Trading of Registered Interest and Principal of Securities.

VVPR  Verminderde Voorheffing Precompte Reduit (Belgium dividend coupon).

** The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2006.

                                                     PURCHASES          SALES                        INCOME EARNED
                                                    DURING THE       DURING THE                   FROM AFFILIATE FOR
                                      VALUE AT      YEAR ENDED       YEAR ENDED       VALUE AT      THE YEAR ENDED
SECURITY DESCRIPTION                  07/31/05       07/31/06         07/31/06        07/31/06         07/31/06
--------------------------------------------------------------------------------------------------------------------
UBS Private Money Market Fund LLC   $64,652,176   $1,300,222,494   $1,318,272,626   $46,602,044        $169,281

FUTURES CONTRACTS

NUMBER OF                                                     IN           EXPIRATION     UNREALIZED
CONTRACTS   CURRENCY         CONTRACTS TO RECEIVE        EXCHANGE FOR        DATES       APPRECIATION
-----------------------------------------------------------------------------------------------------
35             EUR     Dow Jones Euro STOXX 50 Futures    $1,538,335    September 2006     $112,046
12             GBP     FTSE 100 Index Futures              1,275,952    September 2006       49,443
 9             JPY     TOPIX Index Futures                 1,217,766    September 2006       17,272
                                                                                           $178,761

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                    UNREALIZED
                       CONTRACTS TO         IN         MATURITY    APPRECIATION
                          DELIVER      EXCHANGE FOR      DATES    (DEPRECIATION)
--------------------------------------------------------------------------------
Euro Dollar              4,232,742    SEK 39,059,970   10/05/06      $  9,743
Pound Sterling           5,619,962    AUD 13,897,254   10/05/06        62,119
Pound Sterling           8,268,500    USD 15,423,398   10/31/06       (51,923)
United States Dollar     2,238,782    JPY257,340,659   10/05/06        26,677
                                                                     $ 46,616

CURRENCY TYPE ABBREVIATIONS:

AUD  Australian Dollar
EUR  Euro Dollar
GBP  Great Britain Pound
JPY  Japanese Yen
SEK  Swedish Krona
USD  United States Dollar

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust
UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS--JULY 31, 2006

COMMON STOCKS--89.68%

                                                         NUMBER OF
SECURITY DESCRIPTION                                      SHARES        VALUE
--------------------------------------------------------------------------------
BERMUDA--0.48%

MARINE--0.48%
COSCO Pacific Ltd.                                         665,600   $ 1,481,928

BRAZIL--7.28%

BANKS--0.40%
Unibanco - Uniao de Bancos
Brasileiros SA, GDR (1)*                                    17,800     1,234,786

ELECTRIC UTILITIES--1.19%
AES Tiete SA                                            32,600,000       813,539
Companhia Energetica de Minas
Gerais-CEMIG, ADR (1)*                                      31,600     1,378,076
CPFL Energia SA                                             58,500       727,384
CPFL Energia SA, ADR                                        19,500       727,155
                                                                       3,646,154
INSURANCE--0.42%
Porto Seguro SA*                                            71,200     1,302,579
METALS & MINING--1.06%
Companhia Siderurgica Nacional SA                           45,200     1,448,145
Companhia Vale do Rio Doce
(CVRD), ADR*                                                90,400     1,798,960
                                                                       3,247,105
OIL & GAS--1.18%
Petroleo Brasileiro SA- Petrobras                           39,522     3,631,281

PAPER & FOREST PRODUCTS--0.89%
Votorantim Celulose e Papel SA,
ADR (1)*                                                   174,750     2,724,353

REAL ESTATE--0.32%
Rossi Residencial SA                                       125,400       979,336

RETAIL--1.05%
Lojas Renner SA                                             55,900     3,237,601

TRANSPORTATION INFRASTRUCTURE--0.77%
Companhia de Concessoes
Rodoviarias (CCR)                                          252,000     2,368,835
--------------------------------------------------------------------------------
Total Brazil common stocks                                            22,372,030
================================================================================
CAYMAN ISLANDS--0.03%

HOTEL, MOTEL OR LODGING--0.03%
Kingdom Hotel Investments, GDR*                             14,400        97,920

CHILE--0.85%
BANKS--0.60%
Banco Santander Chile SA, ADR                               47,300     1,849,430

WATER UTILITIES--0.25%
Inversiones Aguas Metropolitanas
SA, ADR (2)                                                 36,000       773,870
--------------------------------------------------------------------------------
Total Chile common stocks                                              2,623,300
================================================================================

CHINA--5.17%

CONSTRUCTION MATERIALS--0.44%
Anhui Conch Cement Co. Ltd.,
Class H (1)                                                800,800     1,344,938

DIVERSIFIED TELECOMMUNICATION SERVICES--0.76%
China Telecom Corp. Ltd.                                 7,084,000     2,333,922

INSURANCE--0.60%
China Life Insurance Co. Ltd., Class H                   1,089,700     1,834,351

MARINE--0.61%
China Shipping Development Co. Ltd.,
Class H                                                  2,244,000     1,862,732

OIL & GAS--0.79%
PetroChina Co. Ltd., Class H                             2,140,000     2,426,373

ROAD & RAIL--0.26%
Guangshen Railway Co. Ltd.                               1,964,000       788,613

TECHNOLOGY, HARDWARE & EQUIPMENT--0.26%
TPV Technology Ltd.                                        814,000       806,646

TEXTILES & APPAREL--0.52%
Fountain Set (Holdings) Ltd.                             1,404,000       402,939
Texwinca Holdings Ltd. (1)                               1,890,000     1,213,753
                                                                       1,616,692
TRANSPORTATION INFRASTRUCTURE--0.93%
China Merchants Holdings
International Co. Ltd.                                     306,000       927,428
Zhejiang Expressway Co. Ltd. (1)                         3,156,000     1,937,417
                                                                       2,864,845
--------------------------------------------------------------------------------
Total China common stocks                                             15,879,112
================================================================================

CZECH REPUBLIC--1.53%

BANKS--0.80%
Komercni Banka A.S                                          16,685     2,453,341

ELECTRIC UTILITIES--0.73%
CEZ                                                         61,200     2,233,506
--------------------------------------------------------------------------------
Total Czech Republic common stocks                                     4,686,847
================================================================================

EGYPT--0.89%

INDUSTRIAL CONGLOMERATES--0.56%
Orascom Telecom Holding SAE, GDR (1)                        35,900     1,716,020

WIRELESS TELECOMMUNICATIONS SERVICES--0.33%
Egyptian Co. for Mobile Services
(MobiNil)                                                   41,245     1,012,444
--------------------------------------------------------------------------------
Total Egypt common stocks                                              2,728,464
================================================================================

HONG KONG--3.30%

AUTOMOBILES--0.49%
Dongfeng Motor Corp. Ltd.*                               3,329,800     1,491,300

DISTRIBUTORS--0.51%
China Resources Enterprise Ltd.                            715,300     1,576,013

                                                        NUMBER OF
SECURITY DESCRIPTION                                      SHARES        VALUE
--------------------------------------------------------------------------------
HONG KONG--(CONCLUDED)

OIL & GAS--1.25%
China Petroleum & Chemical Corp. (Sinopec)               3,950,300   $ 2,216,585
CNOOC Ltd.                                               1,914,100     1,633,225
                                                                       3,849,810
WIRELESS TELECOMMUNICATIONS SERVICES--1.05%
China Mobile (Hong Kong) Ltd.                              498,000     3,207,755
--------------------------------------------------------------------------------
Total Hong Kong common stocks                                         10,124,878
================================================================================
HUNGARY--1.14%

BANKS--0.67%
OTP Bank Rt.                                                56,739     1,691,229
OTP Bank Rt., ADR (1)(2)                                     5,800       346,840
                                                                       2,038,069
DIVERSIFIED TELECOMMUNICATION SERVICES--0.47%
Magyar Tavkozlesi Rt. (Matav)*                             344,461     1,450,144
--------------------------------------------------------------------------------
Total Hungary common stocks                                            3,488,213
================================================================================
INDIA--3.72%

AUTOMOBILES--0.96%
Hero Honda Motors Ltd.                                      98,184     1,476,661
Tata Motors Ltd., ADR (1)                                   93,300     1,472,274
                                                                       2,948,935
BEVERAGES--0.07%
McDowell & Co Ltd., GDR*#(3)                                40,700       231,385

CHEMICALS--0.48%
Reliance Industries Ltd.                                    70,559     1,483,618

CONSTRUCTION MATERIALS--0.77%
India Cements Ltd.*                                        598,547     2,352,537

DIVERSIFIED TELECOMMUNICATION SERVICES--0.94%
Bharti Tele-Ventures Ltd.*                                 351,150     2,873,457

METALS & MINING--0.50%
Tata Steel Ltd.                                            145,760     1,546,665
--------------------------------------------------------------------------------
Total India common stocks                                             11,436,597
================================================================================
INDONESIA--0.99%

BANKS--0.67%
PT Bank Internasional Indonesia Tbk                    104,476,100     2,073,396
DIVERSIFIED TELECOMMUNICATION SERVICES--0.32%
PT Telekomunikasi Indonesia, Series B                    1,182,000       970,882
--------------------------------------------------------------------------------
Total Indonesia common stocks                                          3,044,278
================================================================================
ISRAEL--2.37%

BANKS--1.44%
Bank Hapoalim Ltd.                                         613,967     2,745,861
Bank Leumi Le-Israel                                       468,600     1,660,367
                                                                       4,406,228
CHEMICALS--0.57%
Israel Chemicals Ltd.                                      371,933     1,760,805

DIVERSIFIED TELECOMMUNICATION SERVICES--0.36%
Bezeq Israeli Telecommunication. Corp. Ltd.                928,440     1,108,686
--------------------------------------------------------------------------------
Total Israel common stocks                                             7,275,719
================================================================================
KAZAKHSTAN--0.45%

METALS & MINING--0.45%
KazakhGold Group Ltd.*                                       6,300       135,450
KazakhGold Group Ltd., GDR*                                 58,202     1,251,343
                                                                       1,386,793
--------------------------------------------------------------------------------
Total Kazakhstan common stocks                                         1,386,793
================================================================================
LUXEMBOURG--1.30%

ENERGY EQUIPMENT & SERVICES--0.58%
Tenaris SA, ADR                                             46,100     1,794,212

METALS & MINING--0.72%
Ternium SA, ADR*                                            89,200     2,194,320
--------------------------------------------------------------------------------
Total Luxembourg common stocks                                         3,988,532
================================================================================
MALAYSIA--5.81%

BANKS--1.89%
Commerce Asset-Holding Berhad                            1,352,800     2,274,701
Hong Leong Bank Berhad                                   1,392,800     2,018,275
Public Bank Berhad                                         836,500     1,520,909
                                                                       5,813,885
CONSUMER SERVICES--0.68%
Tanjong PLC                                                555,400     2,095,563
MARINE--0.73%
Malaysia International Shipping Co. Berhad               1,030,000     2,238,824

PLANTATIONS--0.87%
IOI Corp. Berhad                                           598,500     2,667,273

TRANSPORTATION INFRASTRUCTURE--0.50%
PLUS (Projek Lebuhraya Utara Selatan)
Expressways Berhad                                       2,105,000     1,548,175

WIRELESS TELECOMMUNICATIONS SERVICES--1.14%
Maxis Communications Berhad                              1,474,400     3,486,961
--------------------------------------------------------------------------------
Total Malaysia common stocks                                          17,850,681
================================================================================
MEXICO--6.83%

BANKS--0.71%
Grupo Financiero Banorte SA de C.V., Series O              791,829     2,174,392

BEVERAGES--0.69%
Grupo Modelo, SA de C.V., Series C                         486,000     2,128,224

CONSTRUCTION MATERIALS--1.39%
Cemex SA de C.V., ADR (1)                                  150,962     4,275,244

                                                        NUMBER OF
SECURITY DESCRIPTION                                      SHARES        VALUE
--------------------------------------------------------------------------------
MEXICO--(CONCLUDED)

HOUSEHOLD PRODUCTS--0.82%
Kimberly-Clark de Mexico SA de C.V., Series A              671,800   $ 2,512,834

MEDIA--0.56%
Grupo Televisa SA, ADR                                      93,000     1,722,360

METALS & MINING--0.45%
Industrias CH, SA, Series B*                               464,800     1,361,166

MULTI-LINE RETAIL--0.65%
Wal-Mart de Mexico SA de C.V., Series V                    648,600     2,000,016

TRANSPORTATION INFRASTRUCTURE--0.56%
Grupo Aeroportuario del Pacifico SA de C.V.,ADR             29,500       882,935
Grupo Aeroportuario del Sureste SA de C.V., ADR (1)         25,000       846,500
                                                                       1,729,435
WIRELESS TELECOMMUNICATIONS SERVICES--1.00%
America Movil SA de C.V., ADR, Series L                     85,988     3,076,651
--------------------------------------------------------------------------------
Total Mexico common stocks                                            20,980,322
================================================================================
MOROCCO--0.29%

DIVERSIFIED TELECOMMUNICATION SERVICES--0.29%
Maroc Telecom                                               67,368       882,073

PANAMA--0.38%

BANKS--0.38%
Banco Latinoamericano de Exportaciones SA, Class E          71,800     1,177,520

PERU--0.54%

METALS & MINING--0.54%
Compania de Minas Buenaventura SA, ADR                      56,600     1,647,626

PHILIPPINES--0.43%

DIVERSIFIED TELECOMMUNICATION SERVICES--0.43%
Philippine Long Distance Telephone Co., ADR (1)             33,600     1,316,784

POLAND--1.37%

BANKS--0.81%
Bank Pekao SA                                               36,240     2,494,978

DIVERSIFIED TELECOMMUNICATION SERVICES--0.56%
Telekomunikacja Polska SA                                  250,012     1,717,182
--------------------------------------------------------------------------------
Total Poland common stocks                                             4,212,160
================================================================================
RUSSIA--5.80%

AUTO MANUFACTURING/SUPPLIERS--0.36%
JSC Severstal-Auto (3)*                                     59,800     1,100,320

BANKS--0.29%
Sberbank*                                                      505       898,900

ELECTRIC UTILITIES--0.60%
RAO Unified Energy System (UES), GDR                        25,000     1,837,500

OIL & GAS--3.21%
Gazprom, ADR                                               101,350     4,224,268
LUKOIL, ADR                                                 16,112     1,396,910
NovaTek OAO, GDR                                            34,242     1,602,526
OAO Rosneft Oil Co., GDR (1)*                              171,400     1,299,212
Surgutneftegaz OJSC, ADR                                    18,300     1,346,880
                                                                       9,869,796
WIRELESS TELECOMMUNICATIONS SERVICES--1.34%
Mobile TeleSystems, ADR                                    128,500     4,104,290
--------------------------------------------------------------------------------
Total Russia common stocks                                            17,810,806
================================================================================
SOUTH AFRICA--8.41%

BANKS--1.54%
ABSA Group Ltd.                                            184,892     2,729,831
African Bank Investments Ltd.                              557,981     1,988,858
                                                                       4,718,689
DIVERSIFIED FINANCIALS--1.35%
Alexander Forbes Ltd.*                                     614,584     1,304,631
Standard Bank Group Ltd.                                   257,539     2,833,645
                                                                       4,138,276
DIVERSIFIED TELECOMMUNICATION SERVICES--0.45%
Telkom South Africa Ltd.                                    73,470     1,385,029

FOOD PRODUCTS--0.21%
Tiger Brands Ltd.                                           30,557       660,102

HEALTH CARE EQUIPMENT & SUPPLIES--0.21%
Aspen Pharmacare Holdings Ltd.*                            129,987       660,072

HOUSEHOLD DURABLES--0.35%
Steinhoff International Holdings Ltd.*                     352,124     1,080,150

INDUSTRIAL CONGLOMERATES--1.22%
Barloworld Ltd.                                             79,869     1,330,479
Remgro Ltd.                                                116,881     2,405,388
                                                                       3,735,867
METALS & MINING--0.52%
Harmony Gold Mining Co. Ltd. (1)*                          111,519     1,581,955

OIL & GAS--1.34%
Sasol Ltd.                                                 114,572     4,124,209

SPECIALTY RETAIL--0.39%
Ellerine Holdings Ltd.                                       3,500        33,268
Truworths International Ltd.                               363,100     1,176,570
                                                                       1,209,838
WIRELESS TELECOMMUNICATIONS SERVICES--0.83%
MTN Group Ltd.                                             331,945     2,538,456
--------------------------------------------------------------------------------
Total South Africa common stocks                                      25,832,643
================================================================================

                                                         NUMBER OF
SECURITY DESCRIPTION                                       SHARES       VALUE
--------------------------------------------------------------------------------
SOUTH KOREA--12.52%

BANKS--2.48%
Industrial Bank of Korea (IBK)                             106,000   $ 1,897,613
Kookmin Bank                                                65,780     5,714,208
                                                                       7,611,821
CONSTRUCTION & ENGINEERING--1.28%
Daelim Industrial Co., Ltd.                                 21,305     1,416,319
GS Engineering & Construction Corp.                         17,000     1,139,028
Hyundai Development Co.                                     29,760     1,380,201
                                                                       3,935,548
DIVERSIFIED FINANCIALS--1.43%
Hana Financial Group, Inc.                                  98,443     4,400,666
DIVERSIFIED TELECOMMUNICATION SERVICES--0.93%
KT Corp.                                                    44,190     1,813,493
KT Corp., ADR (1)                                           48,400     1,043,988
                                                                       2,857,481
ELECTRIC UTILITIES--0.45%
Korea Electric Power Corp. (KEPCO)                          37,020     1,387,475

ELECTRICAL EQUIPMENT--0.06%
KH Vatec Co. Ltd.*                                          13,288       186,410

GAS UTILITIES--0.62%
Korea Gas Corp.                                             52,580     1,915,603

MACHINERY--0.42%
Hanjin Heavy Industries & Construction  Co., Ltd.           45,700     1,291,771

METALS & MINING--0.51%
Korea Zinc Co., Ltd.                                        17,500     1,551,769

OIL & GAS--0.55%
SK Corp.                                                    24,000     1,680,905

RETAIL--0.59%
Lotte Shopping Co., Ltd., GDR (1)(2)*                      106,730     1,822,948

SEMICONDUCTOR EQUIPMENT & PRODUCTS--2.16%
Samsung Electronics Co. Ltd.                                10,434     6,641,407

TOBACCO--0.93%
KT&G Corp.                                                  47,208     2,846,714

TRANSPORTATION INFRASTRUCTURE--0.11%
Macquarie Korea Infrastructure Fund,  GDR*                  50,400       338,688
--------------------------------------------------------------------------------
Total South Korea common stocks                                       38,469,206
================================================================================
TAIWAN--11.75%

BANKS--1.43%
Mega Financial Holding Co. Ltd.                          4,952,000     3,311,414
Ta Chong Bank Ltd.*                                      3,860,802     1,079,845
                                                                       4,391,259
CHEMICALS--0.41%
Taiwan Fertilizer Co. Ltd.                                 792,000   $ 1,269,618

COMPUTERS & PERIPHERALS--1.80%
Asustek Computer, Inc.                                   1,367,500     3,073,221
Lite-On Technology Corp.                                 1,821,000     2,457,655
                                                                       5,530,876
CONSTRUCTION MATERIALS--0.66%
Taiwan Cement Corp.                                      2,756,100     2,032,361

DIVERSIFIED TELECOMMUNICATION SERVICES--1.41%
Chunghwa Telecom Co. Ltd.                                1,444,000     2,658,724
Chunghwa Telecom Co. Ltd., ADR                              90,700     1,684,299
                                                                       4,343,023
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.34%
Delta Electronics, Inc.                                    562,500     1,516,603
HON HAI Precision Industry  Co. Ltd. (Foxconn)             286,000     1,694,168
Synnex Technology International Corp.                    1,029,820       905,613
                                                                       4,116,384
FOOD & DRUG RETAILING--0.79%
President Chain Store Corp.                              1,159,000     2,424,168

HEALTH CARE EQUIPMENT & SUPPLIES--0.15%
Pihsiang Machinery Manufacturing  Co. Ltd.                 226,350       449,935

INSURANCE--0.64%
Shin Kong Financial Holding Co., Ltd.                    1,884,000     1,958,785

SEMICONDUCTOR EQUIPMENT & PRODUCTS--3.12%
MediaTek, Inc.                                             196,000     1,786,443
Taiwan Semiconductor Manufacturing  Co. Ltd.             2,773,398     4,640,678
Unimicron Technology Corp.                               1,139,000     1,391,145
Vanguard International Semiconductor  Corp.              2,883,513     1,747,717
                                                                       9,565,983
--------------------------------------------------------------------------------
Total Taiwan common stocks                                            36,082,392
================================================================================
THAILAND--4.48%

BANKS--0.65%
Kasikornbank Public Co. Ltd., NVDR                         737,700     1,198,324
Siam City Bank Public Co. Ltd.                           1,765,300       792,660
                                                                       1,990,984
CONSTRUCTION MATERIALS--1.09%
Siam Cement Public Co. Ltd., NVDR                          597,600     3,346,308

FINANCIAL SERVICES--0.20%
Phatra Securities Co. Ltd., NVDR                           577,200       613,637
FOOD PRODUCTS--0.21%
Thai Union Frozen Products Public  Co. Ltd, NVDR (3)     1,088,700       658,511

COMMON STOCKS--(CONCLUDED)
                                                        NUMBER OF
SECURITY DESCRIPTION                                     SHARES         VALUE
--------------------------------------------------------------------------------
THAILAND--(CONCLUDED)

HOME BUILDERS--0.56%
Land & Houses Public Co. Ltd,  NVDR (1)                 9,368,200   $  1,719,730

INDUSTRIAL CONGLOMERATES--0.47%
Banpu Public Co. Ltd., NVDR                               391,300      1,436,627

OIL REFINING, DISTRIBUTION--0.48%
Thai Oil Public Co. Ltd., NVDR                            861,000      1,466,838

WIRELESS TELECOMMUNICATIONS SERVICES--0.82%
Advanced Information Services Public  Co. Ltd.          1,090,200      2,534,010
--------------------------------------------------------------------------------
Total Thailand common stocks                                          13,766,645
================================================================================
TURKEY--1.57%

AUTOMOBILES--0.28%
Tofas Turk Otomobil Fabrikasi A.S.                        313,074        844,564

BANKS--0.63%
Akbank T.A.S.                                             404,964      1,946,942

DIVERSIFIED FINANCIALS--0.50%
Turkiye Vakiflar Bankasi T.A.O., Class D                  368,269      1,549,209

HOUSEHOLD DURABLES--0.16%
Vestel Elektronik Sanayi ve Ticaret A.S.*                 195,503        493,457
--------------------------------------------------------------------------------
Total Turkey common stocks                                             4,834,172
================================================================================
Total common stocks (cost--$246,133,011)                             275,477,641
================================================================================
PREFERRED STOCKS--8.73%

BRAZIL--7.00%

BANKS--1.21%
Banco Bradesco SA                                          50,200      1,679,871
Itausa--Investimentos Itau SA*                            494,139      2,044,243
                                                                       3,724,114
BEVERAGES--0.47%
Cia Brasileira Bebida                                   3,580,500      1,433,517

CHEMICALS--0.21%
Ultrapar Participacoes SA                                  43,040        641,198

DIVERSIFIED TELECOMMUNICATION SERVICES--0.37%
Brasil Telecom SA*                                        272,795          1,073
Tele Norte Leste Participacoes SA,  ADR (1)                85,400      1,133,258
                                                                       1,134,331
ELECTRIC UTILITIES--0.21%
AES Tiete SA                                           26,400,000        657,967

METALS & MINING--2.38%
Companhia Vale do Rio Doce  (CVRD), Class A               297,186      5,915,033
Usinas Siderurgicas de Minas  Gerais SA
(Usiminas), Class A                                        40,200      1,385,888
                                                                       7,300,921
OIL & GAS--2.15%
Petroleo Brasileiro SA--Petrobras                          97,220      2,006,517
Petroleo Brasileiro SA--Petrobras, ADR*                    55,628      4,608,224
                                                                       6,614,741
--------------------------------------------------------------------------------
Total Brazil preferred stocks                                         21,506,789
================================================================================
SOUTH KOREA--1.73%

AUTOMOBILES--0.62%
Hyundai Motor Co.                                          39,670      1,906,253

SEMICONDUCTOR EQUIPMENT & PRODUCTS--1.11%
Samsung Electronics Co. Ltd.                                7,133      3,394,000
--------------------------------------------------------------------------------
Total South Korea preferred stocks                                     5,300,253
================================================================================
Total preferred stocks (cost--$16,850,572)                            26,807,042
================================================================================

                                                        NUMBER OF
                                                         RIGHTS         VALUE
--------------------------------------------------------------------------------
RIGHTS--0.00%

THAILAND--0.00%

DIVERSIFIED TELECOMMUNICATION SERVICES--0.00%
True Corporation Public Company Ltd.
exercise price $0.351, expires 04/03/08*#(3)             218,684          0
--------------------------------------------------------------------------------
Total rights (cost--$0)                                                   0
================================================================================

PRINCIPAL
AMOUNT                                                      MATURITY     INTEREST
(000)                                                         DATES        RATES          VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BOND--0.00%

BRAZIL--0.00%

METALS & MINING--0.00%
      $10   Companhia Vale do Rio Doce (a)#(3) (cost--$0)   09/29/49+++     1.000%+/-  $        0
REPURCHASE AGREEMENT--1.72%
    5,296   Repurchase agreement dated 07/31/06 with
            State Street Bank & Trust Co., collateralized
            by $5,555,229 US Treasury Notes, 3.500% to
            5.125% due 08/15/09 to 06/30/11;
            (value--$5,401,922); proceeds: $5,296,715
            (cost--$5,296,000)                              08/01/06        4.860       5,296,000

NUMBER OF
SHARES
(000)
-------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED--6.15%
MONEY MARKET FUNDS+-- 2.57%
##      0   AIM Liquid Assets Portfolio                                     5.175             103
       12   AIM Prime Portfolio                                             5.216          12,156
##      0   BlackRock Provident Institutional TempFund                      5.127             105
    7,876   UBS Private Money Market Fund LLC**                             5.195       7,875,884
-------------------------------------------------------------------------------------------------
Total money market funds (cost--$7,888,248)                                             7,888,248
=================================================================================================

PRINCIPAL
AMOUNT
(000)
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--3.58%
   $4,000   Repurchase agreement dated 07/31/06 with
            Barclays Bank PLC, collateralized by
            $4,055,000 Federal Home Loan Mortgage Corp.
            obligations, 4.790% due 08/04/10;
            (value--$4,080,631); proceeds: $4,000,584       08/01/06        5.260       4,000,000
    7,000   Repurchase agreement dated 07/31/06 with
            Deutsche Bank Securities Inc., collateralized
            by $6,165,000 Federal Home Loan Bank
            obligations, 4.500% due 04/17/07, $265,000
            Federal Home Loan Mortgage Corp. obligations,
            zero coupon due 11/14/06 and $668,000 Federal
            National Mortgage Association obligations,
            6.000% due 05/25/11 (value--$7,140,342);
            proceeds: $7,001,023                            08/01/06        5.260       7,000,000

Total repurchase agreements (cost--$11,000,000)                                        11,000,000
-------------------------------------------------------------------------------------------------
Total investments of cash collateral from securities
   loaned (cost--$18,888,248)                                                          18,888,248
=================================================================================================
Total investments (cost--$287,167,831)--106.28%                                       326,468,931
Liabilities in excess of other assets--(6.28)%                                        (19,289,599)
-------------------------------------------------------------------------------------------------
Net assets--100.00%                                                                  $307,179,332
=================================================================================================

*    Non-income producing security.

(a)  Bond interest in default.

(1)  Security, or portion thereof, was on loan at July 31, 2006.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.96% of net assets as of July 31, 2006, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(3)  Illiquid securities representing 0.65% of net assets.

+    Interest rates shown reflect yields at July 31, 2006.

# Security is being fair valued by a valuation committee under the direction of the board of trustees.

##   Amount represents less than 500 shares.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

NVDR Non Voting Depositary Receipt.

** The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2006.

+++  Perpetual bond security. The maturity date represents the final maturity.

+/- Variable rate security--The interest rate shown is the current rate as of July 31, 2006, and resets periodically.

                                                  PURCHASES       SALES                    INCOME EARNED
                                                 DURING THE    DURING THE               FROM AFFILIATE FOR
SECURITY                             VALUE AT    YEAR ENDED    YEAR ENDED    VALUE AT     THE YEAR ENDED
DESCRIPTION                          07/31/05     07/31/06      07/31/06     07/31/06        07/31/06
----------------------------------------------------------------------------------------------------------
UBS Private Money Market Fund LLC  $22,579,243  $198,993,711  $213,697,070  $7,875,884        $41,034

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST
UBS PACE ALTERNATIVE STRATEGIES INVESTMENTS
PORTFOLIO OF INVESTMENTS--JULY 31, 2006

COMMON STOCKS--67.84%

                                                          NUMBER OF
SECURITY DESCRIPTION                                        SHARES       VALUE
--------------------------------------------------------------------------------
AUSTRALIA--3.13%

BANKS--0.10%
Westpac Banking Corp.                                         3,468   $   58,465

METALS & MINING--2.13%
Alumina Ltd.                                                 46,054      224,805
BHP Billiton Ltd.                                            26,072      554,816
Rio Tinto Ltd.                                                7,865      448,164
                                                                       1,227,785
OIL & GAS--0.78%
Santos Ltd.                                                  50,820      447,849

REAL ESTATE--0.12%
ING Industrial Fund                                          42,713       70,699
--------------------------------------------------------------------------------
Total Australia common stocks                                          1,804,798
================================================================================
AUSTRIA--0.15%

BANKS--0.11%
Erste Bank der Oesterreichischen
Sparkassen AG                                                 1,088       62,764

INSURANCE--0.04%
Wiener Staedtische Versicherung AG                              404       23,533
--------------------------------------------------------------------------------
Total Austria common stocks                                               86,297
================================================================================
BELGIUM--0.75%

FOOD & DRUG RETAILING--0.62%
Delhaize Group                                                4,930      358,647

PHARMACEUTICALS--0.13%
UCB SA                                                        1,223       71,286
--------------------------------------------------------------------------------
Total Belgium common stocks                                              429,933
================================================================================
BERMUDA--0.24%

ENERGY EQUIPMENT & SERVICES--0.14%
Nabors Industries Ltd.*                                         500       17,660
Weatherford International Ltd.*                               1,400       65,576
                                                                          83,236
INDUSTRIAL CONGLOMERATES--0.03%
Tyco International Ltd.                                         701       18,289

REAL ESTATE--0.07%
Kerry Properties Ltd.                                        12,000       39,536
--------------------------------------------------------------------------------
Total Bermuda common stocks                                              141,061
================================================================================
BRAZIL--1.47%

AIRLINES--0.09%
Gol--Linhas Aereas Inteligentes SA                            1,700       54,434

BANKS--0.08%
Banco Itau Holding Financiera SA, ADR                         1,400       43,204

ELECTRIC UTILITIES--0.06%
CPFL Energia SA, ADR                                          1,000       37,290

FOOD & DRUG RETAILING--0.07%
Companhia Brasileira de Distribuicao Grupo
Pao de Acucar, ADR                                            1,300       38,935

METALS & MINING--0.81%
Companhia Vale do Rio Doce
(CVRD), ADR                                                  20,000      464,000

OIL & GAS--0.30%
Petroleo Brasileiro SA, ADR                                   1,900      174,572

WIRELESS TELECOMMUNICATIONS SERVICES--0.06%
Tim Participacoes SA, ADR                                     1,300       32,240
--------------------------------------------------------------------------------
Total Brazil common stocks                                               844,675
================================================================================
CANADA--2.99%

BANKS--0.37%
Bank of Nova Scotia                                           1,100       44,274
National Bank of Canada                                       1,100       56,910
Royal Bank of Canada                                          2,700      110,079
                                                                         211,263
BIOTECHNOLOGY--0.01%
QLT, Inc. *                                                   1,100        7,776

CHEMICALS--0.28%
Agrium, Inc.                                                  1,706       41,320
Methanex Corp. (1)                                            1,300       24,856
Methanex Corp. (2)                                            5,000       95,652
                                                                         161,828
DIVERSIFIED TELECOMMUNICATION SERVICES--0.50%
Telus Corp.                                                   6,700      289,503

INSURANCE--0.57%
Manulife Financial Corp.                                     10,500      331,135

IT CONSULTING & SERVICES--0.30%
CGI Group, Inc. *                                            29,400      171,978

METALS & MINING--0.41%
Algoma Steel, Inc. *                                          2,900       92,943
Cameco Corp.                                                  1,700       67,830
IPSCO, Inc.                                                     700       66,035
Teck Cominco Ltd., Class B                                      100        6,618
                                                                         233,426
OIL & GAS--0.55%
Canadian Natural Resources Ltd.                                 800       42,485
Canadian Oil Sands Trust                                      1,200       39,466
Encana Corp.                                                  1,600       86,298
Shell Canada Ltd.                                             1,200       41,810
Suncor Energy, Inc.                                             500       40,315
Talisman Energy, Inc.                                         4,000       67,969
                                                                         318,343
--------------------------------------------------------------------------------
Total Canada common stocks                                             1,725,252
================================================================================

                                                          NUMBER OF
SECURITY DESCRIPTION                                        SHARES       VALUE
--------------------------------------------------------------------------------
CAYMAN ISLANDS--0.28%

ENERGY EQUIPMENT & SERVICES--0.12%
GlobalSantaFe Corp.                                             500   $   27,465
Transocean, Inc.*                                               500       38,615
                                                                          66,080
WIRELESS TELECOMMUNICATIONS SERVICES--0.16%
Foxconn International Holdings Ltd.*                         40,000       93,074
--------------------------------------------------------------------------------
Total Cayman Islands common stocks                                       159,154
================================================================================
CHILE--0.12%

BANKS--0.12%
Banco Santander Chile SA, ADR                                 1,800       70,380

CHINA--0.17%

AIRLINES--0.06%
Air China Ltd., Class H                                      94,000       36,293

METALS & MINING--0.09%
China Shenhua Energy Co. Ltd., Class H                       29,000       52,176

OIL & GAS--0.02%
China Petroleum and Chemical Corp.
(Sinopec), ADR                                                  200       11,504
--------------------------------------------------------------------------------
Total China common stocks                                                 99,973
================================================================================
DENMARK--0.18%

BANKS--0.18%
Danske Bank A/S                                               2,144       82,217
Jyske Bank A/S *                                                400       22,289
--------------------------------------------------------------------------------
Total Denmark common stocks                                              104,506
================================================================================
EGYPT--0.05%

TELECOMMUNICATIONS--0.05%
Orascom Telecom Holdings SAE                                    596       28,538

FINLAND--0.55%

OIL & GAS--0.55%
Fortum Oyj                                                   11,606      314,597

FRANCE--1.99%

AUTOMOBILES--0.14%
PSA Peugeot Citroen                                           1,540       80,832

BANKS--0.45%
BNP Paribas                                                     599       58,305
Credit Agricole SA                                            2,201       88,480
Societe Generale                                                760      113,392
                                                                         260,177
CONSTRUCTION MATERIALS--0.16%
Lafarge SA                                                      776       93,873

HEALTH CARE EQUIPMENT & SUPPLIES--0.19%
Essilor International SA                                      1,069      106,922

INSURANCE--0.10%
Axa                                                           1,721       59,357

MULTI-LINE RETAIL--0.11%
PPR                                                             460       61,463

OIL & GAS--0.13%
Gaz de France (GDF)                                              74        2,633
Total SA                                                      1,078       73,327
                                                                          75,960
PHARMACEUTICALS--0.34%
Sanofi-Aventis                                                2,063      196,196

WIRELESS TELECOMMUNICATIONS SERVICES--0.37%
Bouygues SA                                                   4,205      209,971
--------------------------------------------------------------------------------
Total France common stocks                                             1,144,751
================================================================================
GERMANY--1.45%

AUTOMOBILES--0.07%
Volkswagen AG                                                   529       39,700

CHEMICALS--0.09%
Bayer AG                                                      1,025       50,501

DIVERSIFIED TELECOMMUNICATION SERVICES--0.10%
Deutsche Telekom AG                                           3,931       60,760

HOUSEHOLD PRODUCTS--0.18%
Henkel KGaA                                                     881      104,661

INSURANCE--0.25%
Muenchener Rueckver AG                                        1,053      145,042

PHARMACEUTICALS--0.62%
Merck KGaA                                                    3,911      356,808

SOFTWARE--0.14%
SAP AG                                                          428       78,330
--------------------------------------------------------------------------------
Total Germany common stocks                                              835,802
================================================================================
GREECE--0.16%

CONSTRUCTION & ENGINEERING--0.16%
Technical Olympic SA                                         22,085       89,712

HONG KONG--1.43%

DIVERSIFIED FINANCIALS--0.87%
Swire Pacific Ltd.                                           48,500      503,089

INDUSTRIAL CONGLOMERATES--0.05%
Hutchison Whampoa Ltd.                                        3,000       27,355

REAL ESTATE--0.41%
New World Development Co. Ltd.                              138,000      237,631

WIRELESS TELECOMMUNICATIONS SERVICES--0.10%
China Mobile (Hong Kong) Ltd.                                 9,000       57,971
--------------------------------------------------------------------------------
Total Hong Kong common stocks                                            826,046
================================================================================
HUNGARY--0.04%

OIL & GAS--0.04%
MOL Hungarian Oil and Gas Nyrt.                                 230       25,529

                                                          NUMBER OF
SECURITY DESCRIPTION                                        SHARES       VALUE
--------------------------------------------------------------------------------
INDIA--0.20%

IT CONSULTING & SERVICES--0.10%
Infosys Technologies Ltd., ADR                                1,400   $   57,526

METALS & MINING--0.10%
Hindalco Industries Ltd., GDR (4)                            16,622       58,676
--------------------------------------------------------------------------------
Total India common stocks                                                116,202
================================================================================
INDONESIA--0.16%

AUTOMOBILES--0.04%
PT Astra International Tbk                                   21,000       22,227

DIVERSIFIED TELECOMMUNICATION SERVICES--0.07%
PT Telekomunikasi Indonesia, ADR                              1,300       43,329

INDUSTRIAL CONGLOMERATES--0.05%
PT Bakrie and Brothers Tbk *                              1,443,500       27,056
--------------------------------------------------------------------------------
Total Indonesia common stocks                                             92,612
================================================================================
IRELAND--0.97%

BANKS--0.15%
Allied Irish Banks PLC                                        3,500       84,634

INDUSTRIAL CONGLOMERATES--0.02%
DCC PLC                                                         540       12,968

INSURANCE--0.80%
Irish Life & Permanent PLC                                   19,921      459,320
--------------------------------------------------------------------------------
Total Ireland common stocks                                              556,922
================================================================================
ISRAEL--0.14%

PHARMACEUTICALS--0.14%
Teva Pharmaceutical Industries Ltd., ADR                      2,400       79,392

ITALY--2.02%

BANKS--0.67%
Banca Intesa SpA                                             36,533      211,286
Banca Monte dei Paschi di Siena SpA                           9,069       54,535
UniCredito Italiano SpA                                      15,521      119,455
                                                                         385,276
CONSTRUCTION MATERIALS--0.90%
Italcementi SpA                                              20,886      519,189

OIL & GAS--0.09%
ENI SpA                                                       1,759       53,949

TEXTILES & APPAREL--0.36%
Benetton Group SpA                                           13,978      203,910
--------------------------------------------------------------------------------
Total Italy common stocks                                              1,162,324
================================================================================
JAPAN--6.17%

BANKS--0.23%
Bank of Fukuoka Ltd.                                          5,000       37,245
Bank of Kyoto Ltd.                                            3,000       30,983
Shinsei Bank Ltd.                                            10,000       62,366
                                                                         130,594
CHEMICALS--0.36%
Sumitomo Chemical Co. Ltd.                                   26,000      205,469

DIVERSIFIED FINANCIALS--0.04%
Matsui Securities Co. Ltd.                                    3,100       24,796

DIVERSIFIED TELECOMMUNICATION SERVICES--0.43%
Nippon Telephone & Telegraph Corp.                               47      245,567

ELECTRONIC EQUIPMENT & INSTRUMENTS--1.02%
Citizen Watch Co. Ltd.                                       11,200       95,934
Hitachi Ltd.                                                 77,000      492,983
                                                                         588,917
FOOD & DRUG RETAILING--0.14%
Seven & I Holdings Co. Ltd.                                   2,300       80,248

FOOD PRODUCTS--0.53%
Ajinomoto Co., Inc.                                          11,000      123,773
Katokichi Co. Ltd.                                            1,200       11,472
Nissin Food Products Co. Ltd.                                 4,700      172,184
                                                                         307,429
HOUSEHOLD DURABLES--0.88%
Matsushita Electric Industrial Co. Ltd.                      17,000      353,657
Pioneer Corp.                                                 7,000      114,545
Sony Corp.                                                      800       36,844
                                                                         505,046
INTERNET & CATALOG RETAIL--0.07%
Rakuten, Inc.                                                    90       42,784

LEISURE EQUIPMENT & PRODUCTS--0.29%
Fuji Photo Film Co. Ltd.                                      1,100       37,036
NAMCO BANDAI Holdings, Inc.                                   9,100      130,652
                                                                         167,688
MACHINERY--0.57%
Glory Ltd.                                                      500        8,548
Mitsubishi Heavy Industries Ltd.                             79,000      323,180
                                                                         331,728
PHARMACEUTICALS--1.11%
Astellas Pharma, Inc.                                         4,600      182,965
Daiichi Sankyo Co. Ltd.                                       5,000      137,381
Eisai Co. Ltd.                                                3,900      179,955
Kyowa Hakko Kogyo Co. Ltd.                                   12,000       87,086
Takeda Pharmaceutical Co. Ltd.                                  800       51,638
                                                                         639,025
TRADING COMPANIES & DISTRIBUTORS--0.50%
Marubeni Corp.                                               54,000      286,851
--------------------------------------------------------------------------------
Total Japan common stocks                                              3,556,142
================================================================================
MALAYSIA--0.05%

OIL & GAS--0.05%
Shell Refining Co. (Federation of Malaya)
Berhad                                                       10,200       29,282

                                                          NUMBER OF
SECURITY DESCRIPTION                                        SHARES       VALUE
--------------------------------------------------------------------------------
MEXICO--0.46%

BEVERAGES--0.11%
Fomento Economico Mexicano  SA de C.V., ADR                    700    $   61,460

MULTI-LINE RETAIL--0.06%
Wal-Mart de Mexico SA de CV,  Series V                      10,700        32,994

TRANSPORTATION INFRASTRUCTURE--0.09%
Grupo Aeroportuario del Pacifico  SA de CV, ADR              1,800        53,874

WIRELESS TELECOMMUNICATIONS SERVICES--0.20%
America Movil SA de C.V., ADR, Series L                      3,300       118,074
--------------------------------------------------------------------------------
Total Mexico common stocks                                               266,402
================================================================================
NETHERLANDS--0.80%

CHEMICALS--0.48%
Akzo Nobel N.V. *                                            4,958       275,881

ENERGY EQUIPMENT & SERVICES--0.08%
Schlumberger Ltd.                                              700        46,795

HOUSEHOLD DURABLES--0.15%
Koninklijke (Royal) Philips Electronics  N.V.*               2,607        86,085

PHARMACEUTICALS--0.09%
Zentiva N.V.                                                   980        51,269
--------------------------------------------------------------------------------
Total Netherlands common stocks                                          460,030
================================================================================
NEW ZEALAND--0.47%

CONSTRUCTION MATERIALS--0.47%
Fletcher Building Ltd.                                      50,647       272,758

NORWAY--1.23%

BANKS--0.01%
DNB NOR ASA                                                    663         8,403

BEVERAGES--0.06%
Orkla ASA                                                      760        34,453

OIL & GAS--1.16%
Norsk Hydro ASA                                             19,260       547,648
Statoil ASA                                                  4,000       118,612
                                                                         666,260
--------------------------------------------------------------------------------
Total Norway common stocks                                               709,116
================================================================================
POLAND--0.07%

MEDIA--0.07%
TVN SA *                                                     1,175        40,542

RUSSIA--0.32%

OIL & GAS--0.32%
Gazprom, ADR (1)                                               866        36,095
Gazprom, ADR (3)                                               671        27,967
LUKOIL, ADR                                                  1,400       121,380
--------------------------------------------------------------------------------
Total Russia common stocks                                               185,442
================================================================================
SINGAPORE--0.77%

BANKS--0.14%
United Overseas Bank Ltd.                                    8,000        79,045

BEVERAGES--0.19%
Fraser and Neave Ltd.                                       44,000       112,588

DIVERSIFIED TELECOMMUNICATION SERVICES--0.44%
Singapore Telecommunications                               155,000       254,268
--------------------------------------------------------------------------------
Total Singapore common stocks                                            445,901
================================================================================
SOUTH AFRICA--0.79%

METALS & MINING--0.51%
Anglo Platinum Ltd.                                          2,853       291,722

OIL & GAS--0.12%
Sasol Ltd.                                                   1,944        69,977

SPECIALTY RETAIL--0.09%
Truworths International Ltd.                                16,108        52,196

WIRELESS TELECOMMUNICATIONS SERVICES--0.07%
MTN Group Ltd.                                               5,117        39,131
--------------------------------------------------------------------------------
Total South Africa common stocks                                         453,026
================================================================================
SOUTH KOREA--0.50%

DIVERSIFIED FINANCIALS--0.10%
Shinhan Financial Group Co. Ltd., ADR                          600        59,052

METALS & MINING--0.04%
POSCO, ADR                                                     106        25,856

MULTI-LINE RETAIL--0.09%
Shinsegae Co. Ltd.                                             102        50,402

OIL & GAS--0.05%
S-Oil Corp.                                                    390        27,478

SEMICONDUCTOR EQUIPMENT & PRODUCTS--0.22%
Samsung Electronics Co. Ltd., GDR (4)                          392       124,754
--------------------------------------------------------------------------------
Total South Korea common stocks                                          287,542
================================================================================
SPAIN--1.77%

BANKS--0.44%
Banco Bilbao Vizcaya Argentaria SA                           5,184       110,191
Banco Santander Central Hispano SA                           9,420       142,712
                                                                         252,903
CONSTRUCTION & ENGINEERING--0.05%
Fomento de Construcciones y Contratas SA                       345        26,905

DIVERSIFIED TELECOMMUNICATION SERVICES--0.00%
Telefonica SA                                                   13           220

OIL & GAS--0.73%
Repsol YPF SA                                               15,056       423,116

WATER UTILITIES--0.55%
Sociedad General de Aguas de  Barcelona SA, Class A         11,500       315,837
--------------------------------------------------------------------------------
Total Spain common stocks                                              1,018,981
================================================================================

                                                          NUMBER OF
SECURITY DESCRIPTION                                        SHARES       VALUE
--------------------------------------------------------------------------------
SWEDEN--0.50%

BANKS--0.30%
Nordea Bank AB                                               7,861    $   98,439
Skandinaviska Enskilda Banken AB                             3,107        76,521
                                                                         174,960
MACHINERY--0.13%
Volvo AB, Class B                                            1,353        71,620

PAPER & FOREST PRODUCTS--0.07%
Holmen AB, Class B                                           1,000        42,736
--------------------------------------------------------------------------------
Total Sweden common stocks                                               289,316
================================================================================
SWITZERLAND--0.77%

BANKS--0.19%
Credit Suisse Group                                          1,962       109,934

FOOD PRODUCTS--0.45%
Nestle SA                                                      792       259,538

INSURANCE--0.13%
Zurich Financial Services AG                                   319        71,613
--------------------------------------------------------------------------------
Total Switzerland common stocks                                          441,085
================================================================================
TAIWAN--0.48%

COMPUTER & PERIPHERALS--0.06%
Asustek Computer, Inc.                                      16,566        36,776

DIVERSIFIED FINANCIALS--0.09%
Yuanta Core Pacific Securities Co.                          79,000        50,295

DIVERSIFIED TELECOMMUNICATION SERVICES--0.15%
Chunghwa Telecom Co. Ltd., ADR                               4,600        85,422

INDUSTRIAL CONGLOMERATES--0.05%
Far EasTone Telecommunications Co. Ltd                       26,000       28,858

SEMICONDUCTOR EQUIPMENT & PRODUCTS--0.13%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR              8,516       73,833
--------------------------------------------------------------------------------
Total Taiwan common stocks                                               275,184
================================================================================
TURKEY--0.04%

FOOD & DRUG RETAILING--0.04%
BIM Birlesik Magazalar A. S.                                   708        22,338

UNITED KINGDOM--4.82%

AIRLINES--0.16%
British Airways PLC *                                       12,680        91,666

BANKS--0.02%
Barclays PLC                                                   727         8,528

FOOD & DRUG RETAILING--0.12%
Tesco PLC                                                   10,000        67,155

FOOD PRODUCTS--0.04%
Tate & Lyle PLC                                              1,808        23,135

HOTELS, RESTAURANTS & LEISURE--1.39%
Ladbrokes PLC                                               26,710       192,717
Mitchells & Butlers PLC                                     16,239       160,772
Punch Taverns PLC                                           27,156       446,401
                                                                         799,890
INSURANCE--0.19%
Old Mutual PLC                                              36,786       111,320

MEDIA--0.09%
EMI Group PLC                                               11,302        53,942

METALS & MINING--0.96%
Anglo American PLC                                           9,268       386,937
Corus Group PLC                                              9,688        77,682
Xstrata PLC                                                  2,060        88,391
                                                                         553,010
OIL & GAS--1.20%
BG Group PLC                                                43,293       582,274
BP PLC                                                       4,202        50,628
Royal Dutch Shell PLC                                        1,583        58,283
                                                                         691,185
PHARMACEUTICALS--0.54%
AstraZeneca PLC                                              5,081       310,271

SPECIALTY RETAIL--0.11%
DSG International PLC                                       17,599        65,585
--------------------------------------------------------------------------------
Total United Kingdom common stocks                                     2,775,687
================================================================================
UNITED STATES--29.19%

AEROSPACE & DEFENSE--1.05%
Boeing Co.                                                   1,500       116,130
Lockheed Martin Corp.                                        1,200        95,616
Northrop Grumman Corp.+                                      5,866       388,270
Raytheon Co.+                                                  100         4,507
                                                                         604,523
AIR FREIGHT & COURIERS--0.15%
United Parcel Service, Inc., Class B                         1,300        89,583

AIRLINES--0.12%
Southwest Airlines Co.                                       3,800        68,362

AUTO COMPONENTS--0.49%
Johnson Controls, Inc.+                                      3,676       282,170

BANKS--0.43%
Bank of America Corp.                                        3,100       159,743
PNC Financial Services Group, Inc.+                          1,286        91,100
                                                                         250,843

                                                          NUMBER OF
SECURITY DESCRIPTION                                        SHARES       VALUE
--------------------------------------------------------------------------------
UNITED STATES--(CONTINUED)
BIOTECHNOLOGY--0.68%
Amgen, Inc.*                                                 3,600    $  251,064
Genzyme Corp.*                                                 800        54,624
Gilead Sciences, Inc.*                                       1,400        86,072
                                                                         391,760
COMMERCIAL SERVICES & SUPPLIES--1.02%
Convergys Corp. +*                                          12,353       235,695
Manpower, Inc. +                                             5,900       350,932
                                                                         586,627
COMMUNICATIONS EQUIPMENT--0.42%
Cisco Systems, Inc.*                                         6,700       119,595
Corning, Inc.*                                               2,700        51,489
Qualcomm, Inc.                                               2,000        70,520
                                                                         241,604
COMPUTERS & PERIPHERALS--1.03%
Hewlett-Packard Co. +                                       10,568       337,225
Lexmark International, Inc., Class A +*                      2,834       153,178
Network Appliance, Inc.*                                     3,500       103,915
                                                                         594,318
DIVERSIFIED FINANCIALS--5.30%
Ameriprise Financial, Inc. +                                    44         1,962
CIT Group, Inc. +                                            5,239       240,522
Countrywide Financial Corp. +                                1,576        56,468
E*TRADE Financial Corp. +*                                   5,900       137,529
Federal Home Loan Mortgage Corp. +                           1,097        63,472
Goldman Sachs Group, Inc. +                                  5,415       827,141
Lehman Brothers Holdings, Inc. +                             5,710       370,865
Merrill Lynch& Co., Inc. +                                   7,958       579,502
Morgan Stanley +                                            10,827       719,996
Nasdaq Stock Market, Inc.*                                   2,000        55,060
                                                                       3,052,517
DIVERSIFIED TELECOMMUNICATION SERVICES--0.41%
AT&T, Inc. +                                                 2,904        87,091
Qwest Communications
International, Inc. +*                                      11,147        89,064
Sprint Nextel Corp.                                          3,200        63,360
                                                                         239,515
ENERGY EQUIPMENT & SERVICES--0.12%
Baker Hughes, Inc.                                             500        39,975
Halliburton Co.                                                800        26,688
                                                                          66,663
FOOD & DRUG RETAILING--0.15%
CVS Corp.                                                    2,600        85,072

FOOD PRODUCTS--0.55%
Kraft Foods, Inc., Class A +                                 9,790       317,196

HEALTH CARE EQUIPMENT & SUPPLIES--0.77%
Baxter International, Inc.                                   2,600       109,200
Boston Scientific Corp.*                                     3,200        54,432
Medtronic, Inc.                                              5,600       282,912
                                                                         446,544
HEALTH CARE PROVIDERS & SERVICES--2.52%
Aetna, Inc.                                                  2,800        88,172
Cardinal Health, Inc.                                        1,000        67,000
CIGNA Corp. +                                                  281        25,641
Laboratory Corp. of America Holdings +*                      4,160       267,987
McKesson Corp. +                                            11,392       574,043
Omnicare, Inc. +                                             5,738       259,702
UnitedHealth Group, Inc.                                     3,500       167,405
                                                                       1,449,950
HOTELS, RESTAURANTS & LEISURE--0.09%
Hilton Hotels Corp.                                          2,200        52,646

HOUSEHOLD DURABLES--0.01%
Whirlpool Corp. +                                               51         3,937

INSURANCE--1.25%
AON Corp. +                                                  3,706       126,857
Genworth Financial, Inc., Class A +                          2,544        87,259
Hartford Financial Services Group, Inc.                      1,300       110,292
Lincoln National Corp. +                                     6,577       372,784
Radian Group, Inc. +                                           364        22,397
                                                                         719,589
INTERNET SOFTWARE & SERVICES--0.13%
Google, Inc., Class A*                                         190        73,454
IT CONSULTING & SERVICES--2.10%
Computer Sciences Corp. +*                                  10,017       524,791
Electronic Data Systems Corp. +                             28,578       683,014
                                                                       1,207,805
MACHINERY--0.22%
Cummins, Inc. +                                              1,100       128,700
MEDIA--1.49%
Comcast Corp., Class A +*                                    4,830       166,055
DIRECTV Group, Inc. +*                                      18,809       320,694
Tribune Co. +                                                8,693       258,269
Walt Disney Co.                                              3,800       112,822
                                                                         857,840
METALS & MINING--1.65%
Alcoa, Inc.                                                 12,900       386,355
CONSOL Energy, Inc.                                            600        24,696
Freeport-McMoRan Copper &
Gold, Inc., Class B +                                        9,271       505,826
Peabody Energy Corp.                                           700        34,930
                                                                         951,807

COMMON STOCKS--(CONCLUDED)

                                                       NUMBER OF
SECURITY DESCRIPTION                                     SHARES       VALUE
--------------------------------------------------------------------------------
UNITED STATES--(CONCLUDED)
MULTI-LINE RETAIL--0.49%
Federated Department Stores, Inc. +                      7,100       $249,281
Sears Holdings Corp. +*                                    264         36,234
                                                                      285,515
MULTI-UTILITIES--0.01%
Duke Energy Corp. +                                        107          3,244
OIL & GAS--2.14%
Anadarko Petroleum Corp. +                                 378         17,290
Chevron Corp. +                                          4,343        285,683
ConocoPhillips                                           3,100        212,784
EOG Resources, Inc.                                        300         22,245
Equitable Resources, Inc.                                  800         28,808
Exxon Mobil Corp.                                        1,500        101,610
Hess Corp.                                                 400         21,160
Marathon Oil Corp.                                         400         36,256
Occidental Petroleum Corp. +                             3,090        332,947
Sunoco, Inc.                                               300         20,862
Valero Energy Corp.                                      1,100         74,173
XTO Energy, Inc.                                         1,700         79,883
                                                                    1,233,701
PHARMACEUTICALS--1.59%
Abbott Laboratories                                      5,200        248,404
Bristol-Myers Squibb Co.                                 2,200         52,734
Eli Lilly & Co.                                          3,400        193,018
Forest Laboratories, Inc.*                               2,700        125,037
Medco Health Solutions, Inc.*                              600         35,598
Schering-Plough Corp.                                   12,800        261,632
                                                                      916,423
ROAD & RAIL--1.17%
CSX Corp. +                                             10,263        622,759
Union Pacific Corp. +                                      600         51,000
                                                                      673,759
SEMICONDUCTOR EQUIPMENT & PRODUCTS--0.17%
Lam Research Corp.*                                      2,300         95,657

SOFTWARE--0.40%
Adobe Systems, Inc.*                                     2,500         71,275
Electronic Arts, Inc.*                                   1,800         84,798
Microsoft Corp.                                          3,100         74,493
                                                                      230,566
SPECIALTY RETAIL--0.99%
Abercrombie & Fitch Co., Class A +                         505         26,745
AutoNation, Inc. +                                      22,663        446,461
Circuit City Stores, Inc. +                              3,900         95,550
                                                                      568,756
TOBACCO--0.08%

Altria Group, Inc.                                         600         47,982
Total United States common stocks                                  16,818,628
Total common stocks (cost--$39,742,046)                            39,085,858

PREFERRED STOCK--0.08%

BRAZIL--0.08%

METALS & MINING--0.08%
Gerdau S.A. (cost--$40,830)                              2,900         45,323

TRACKING STOCK--0.15%

UNITED STATES--0.15%

FINANCE-DIVERSIFIED--0.15%
iShares MSCI Emerging Markets Index  (cost--$91,547)       900         86,490

PRINCIPAL
AMOUNT                                                                          MATURITY      INTEREST
(000)                                                                            DATES         RATES       VALUE
-------------------------------------------------------------------------------------------------------------------
SHORT-TERM US GOVERNMENT AGENCY
OBLIGATIONS@--16.13%
$5,000 Federal Home Loan Bank                                                  08/02/06 to   5.180 to
                                                                               09/13/06      5.250%      $4,983,963
  600 Federal Home Loan Mortgage Corp.^                                        09/19/06      5.250          595,712
3,750 Federal National Mortgage Association^                                   10/04/06      5.447        3,714,667
-------------------------------------------------------------------------------------------------------------------
Total short-term US government agency obligations (cost--$9,294,342)                                      9,294,342
===================================================================================================================
REPURCHASE AGREEMENT--14.00%
8,067 Repurchase agreement dated 07/31/06 with State Street
      Bank & Trust Co., collateralized by $8,461,865 US Treasury
      Notes, 3.500% to 5.125% due 08/15/09 to 06/30/11
      (value--$8,228,343); proceeds: $8,068,089 (cost--$8,067,000)             08/01/06      4.860        8,067,000
-------------------------------------------------------------------------------------------------------------------
Total investments before investments sold short (cost--$57,235,765)--98.20%                              56,579,013
===================================================================================================================

INVESTMENTS SOLD SHORT--(12.87)%
COMMON STOCKS--(12.87)%
SECURITY                                                 NUMBER OF
DESCRIPTION                                               SHARES        VALUE
--------------------------------------------------------------------------------
AUSTRALIA--(2.27)%
DIVERSIFIED FINANCIALS--(0.62)%
Challenger Financial Services Group Ltd.                  (23,278)  $   (53,870)
Perpetual Ltd.                                             (5,713)     (305,751)
                                                                       (359,621)
METALS & MINING--(0.30)%
Alumina Ltd.                                              (35,053)     (171,105)

REAL ESTATE--(1.35)%
Westfield Group                                           (55,114)     (777,103)
Total Australia common stocks                                        (1,307,829)

AUSTRIA--(0.26)%

ELECTRIC UTILITIES--(0.26)%
Oesterreichische Elektrizitaetswirtschafts-
AG (Verbund), Class A                                      (3,143)     (152,043)

CANADA--(2.72)%

COMMUNICATIONS EQUIPMENT--(0.13)%
Research In Motion Ltd.*                                   (1,100)      (72,193)

FOOD & DRUG RETAILING--(0.64)%
Loblaw Cos. Ltd.                                           (8,500)     (369,983)

HOTELS, RESTAURANTS & LEISURE--(0.08)%
Four Seasons Hotels, Inc.                                    (800)      (44,008)

METALS & MINING--(0.69)%
Goldcorp, Inc.                                               (500)      (14,635)
Ivanhoe Mines Ltd.*                                       (32,100)     (188,748)
Meridian Gold, Inc.*                                       (1,200)      (32,351)
Novelis, Inc.                                              (8,300)     (163,593)
                                                                       (399,327)
OIL & GAS--(1.18)%
Husky Energy, Inc.                                           (200)      (13,583)
Imperial Oil Ltd.                                         (10,700)     (386,702)
Shell Canada Ltd.                                          (8,000)     (278,731)
                                                                       (679,016)
--------------------------------------------------------------------------------
Total Canada common stocks                                           (1,564,527)
================================================================================
CAYMAN ISLANDS--(0.42)%

INSURANCE--(0.42)%
XL Capital Ltd., Class A                                   (3,800)     (242,060)

DENMARK--(0.16)%

INSURANCE--(0.16)%
Topdanmark A/S*                                              (660)      (92,311)

FINLAND--(0.54)%

BANKS--(0.40)%
OKO Bank (OKO Osuuspankkien  Keskuspankki Oyj)            (14,836)     (231,777)

BUILDING PRODUCTS--(0.14)%
Uponor Oyj                                                 (2,854)      (77,836)
--------------------------------------------------------------------------------
Total Finland common stocks                                            (309,613)
================================================================================
FRANCE--(0.44)%

HOUSEHOLD DURABLES--(0.44)%
Thomson SA*                                               (15,115)     (253,899)

GERMANY--(0.73)%

INSURANCE--(0.45)%
MLP AG                                                    (13,493)     (258,023)

MEDIA--(0.28)%
Premiere AG*                                              (13,082)     (162,096)
--------------------------------------------------------------------------------
Total Germany common stocks                                            (420,119)
================================================================================

INVESTMENTS SOLD SHORT--(CONCLUDED)
COMMON STOCKS--(CONCLUDED)

                                                         NUMBER OF
SECURITY DESCRIPTION                                      SHARES        VALUE
-------------------------------------------------------------------------------
JAPAN--(0.85)%

BUILDING PRODUCTS--(0.22)%
Central Glass Co. Ltd.                                    (23,000)    $(128,597)

ELECTRICAL EQUIPMENT--(0.03)%
Furukawa Electric Co. Ltd.                                 (3,000)    $ (19,390)

LEISURE EQUIPMENT & PRODUCTS--(0.15)%
Shimano, Inc.                                              (2,800)      (84,260)

MARINE--(0.15)%
Nippon Yusen Kabushiki Kaisha                             (13,000)      (83,684)

METALS & MINING--(0.21)%
Daido Steel Co. Ltd.                                      (16,000)     (121,279)

REAL ESTATE--(0.09)%
Tokyu Land Corp.                                           (7,000)      (53,670)
Total Japan common stocks                                              (490,880)

NEW ZEALAND--(0.20)%

MEDIA--(0.06)%
Sky Network Television Ltd.                                (9,408)      (34,514)

TRANSPORTATION INFRASTRUCTURE--(0.14)%
Auckland International Airport Ltd.                       (63,709)      (82,628)
Total New Zealand common stocks                                        (117,142)

NORWAY--(0.15)%

COMMERCIAL SERVICES & SUPPLIES--(0.00)%
Petrojarl ASA*                                                (99)         (631)

ENERGY EQUIPMENT & SERVICES--(0.01)%
Petroleum Geo-Services ASA*                                   (99)       (5,357)

OIL & GAS--(0.14)%
Det Norske Oljeselskap (DNO) ASA*                         (43,000)      (83,142)
Total Norway common stocks                                              (89,130)

SINGAPORE--(0.41)%

AIR FREIGHT & COURIERS--(0.09)%
Singapore Post Ltd.                                       (77,000)      (52,671)

DISTRIBUTORS--(0.07)%
Olam International Ltd.                                   (49,000)      (42,829)

MACHINERY--(0.21)%
SembCorp Marine Ltd.                                      (56,000)     (118,466)

ROAD & RAIL--(0.04)%
SMRT Corp. Ltd.                                           (29,000)      (19,837)
Total Singapore common stocks                                          (233,803)

SWEDEN--(0.16)%

REAL ESTATE--(0.16)%
Kungsleden AB                                              (7,943)      (90,924)

UNITED KINGDOM--(1.96)%

DIVERSIFIED FINANCIALS--(0.20)%
ICAP PLC                                                  (13,376)     (117,623)

ELECTRIC UTILITIES--(0.06)%
Scottish Power PLC                                         (2,926)      (33,068)

INDUSTRIAL CONGLOMERATES--(0.30)%
Burberry Group PLC                                        (19,141)     (169,838)

MEDIA--(0.79)%
Aegis Group PLC                                           (36,406)      (82,118)
Reed Elsevier PLC                                         (37,514)     (374,206)
                                                                       (456,324)
ROAD & RAIL--(0.36)%
Stagecoach Group PLC                                      (98,647)     (206,846)

SOFTWARE--(0.25)%
Misys PLC                                                 (32,052)     (145,941)
Total United Kingdom common stocks                                   (1,129,640)

UNITED STATES--(1.60)%

BUILDING PRODUCTS--(0.13)%
American Standard Cos., Inc.                               (1,883)      (72,740)

CONTAINERS & PACKAGING--(0.07)%
Owens-Illinois, Inc.*                                      (2,613)      (39,535)

HEALTH CARE EQUIPMENT & SUPPLIES--(0.04)%
Patterson Cos., Inc.*                                        (707)      (23,515)

HEALTH CARE PROVIDERS & SERVICES--(0.17)%
Tenet Healthcare Corp.*                                   (16,343)      (96,751)

HOTELS, RESTAURANTS & LEISURE--(0.05)%
Wendy's International, Inc.                                  (477)      (28,696)

INTERNET SOFTWARE & SERVICES--(0.11)%
Google, Inc., Class A*                                       (169)      (65,335)

IT CONSULTING & SERVICES--(0.65)%
Unisys Corp.*                                             (72,771)     (372,588)

MEDIA--(0.35)%
Cablevision Systems Corp., Class A                         (1,835)      (40,829)
Interpublic Group Cos., Inc.*                              (9,745)      (79,811)
XM Satellite Radio Holdings, Inc.*                         (7,158)      (83,033)
                                                                       (203,673)
REAL ESTATE--(0.03)%
The St. Joe Co.                                              (445)      (19,980)
Total United States common stocks                                      (922,813)
Total investments sold short
   (proceeds--$7,803,030)--(12.87)%                                  (7,416,733)
Other assets in excess of liabilities--14.67%                         8,455,834
--------------------------------------------------------------------------------
Net assets--100.00%                                                 $57,618,114
--------------------------------------------------------------------------------

*    Non-income producing security.

@    Interest rates shown are the discount rates at date of purchase.

^    Partial amount pledged as collateral for futures transactions.

+ Security, or portion thereof pledged as collateral for investments sold short and written options.

(1)  Security is traded on the NASDAQ Exchange.

(2)  Security is traded on the Toronto Stock Exchange.

(3)  Security is traded on the London Stock Exchange.

(4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.32% of net assets as of July 31, 2006, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

WRITTEN OPTIONS

NUMBER OF
CONTRACTS                                                                VALUE
--------------------------------------------------------------------------------
CALL OPTIONS WRITTEN
43     FTSE 100 Index, strike @ $775, expires 08/18/06                  $128,920
49     S&P 500 Index, strike @ $250, expires 08/19/06                    169,050
--------------------------------------------------------------------------------
Total written options (premiums received--$140,808)                     $297,970
================================================================================

FUTURES CONTRACTS

                                                                                           UNREALIZED
NUMBER OF                                                      IN        EXPIRATION       APPRECIATION
CONTRACTS   CURRENCY   CONTRACTS TO RECEIVE                EXCHANGE FOR     DATES        (DEPRECIATION)
-------------------------------------------------------------------------------------------------------
     5         EUR     Amsterdam Index Futures             $  543,704   August 2006         $ 31,113
    20         EUR     CAC 40 10 Euro Futures               1,195,760   September 2006        87,821
     5         EUR     DAX Index Futures                      860,856   September 2006        49,014
     8         GBP     FTSE 100 Index Futures                 871,614   September 2006        11,994
    37         SEK     OMX 30 Stock Index Futures             477,172   August 2006            7,964
     3         EUR     S&P MIB Index Futures                  665,480   September 2006        38,480
    13         JPY     TOPIX Index Futures                  1,734,172   September 2006        49,714
                                                                                             276,100
                       CONTRACTS TO DELIVER
     8         USD     Canadian Dollar Futures                708,480   September 2006           533
     2         USD     Euro Currency Futures                  316,550   September 2006        (3,782)
    12         HKD     Hang Seng Stock Index Futures        1,280,562   August 2006          (30,138)
     2         USD     Japanese Yen Futures                   220,575   September 2006           968
    18         SGD     MSCI Singapore Index Futures           643,542   August 2006          (13,360)
    50         USD     Russell 2000 E-Mini Index Futures    3,516,730   September 2006        (6,383)
    42         USD     S&P 500 Mini Index Futures           2,689,252   September 2006        (2,623)
    11         AUD     SPI 200 Index Futures                1,062,092   September 2006        14,500
                                                                                             (40,285)
                                                                                            --------
                                                                                            $235,815
                                                                                            ========

CURRENCY TYPE ABBREVIATIONS:

AUD  Australian Dollar
EUR  Euro Dollar
GBP  Great Britain Pound
HKD  Hong Kong Dollar
JPY  Japanese Yen
SEK  Swedish Krona
SGD  Singapore Dollar
USD  United States Dollar

FORWARD FOREIGN CURRENCY CONTRACTS
                                                                    UNREALIZED
                        CONTRACTS TO         IN        MATURITY    APPRECIATION
                          DELIVER      EXCHANGE FOR      DATES    (DEPRECIATION)
-------------------------------------------------------------------------------
Euro Dollar              1,200,000     USD 1,520,460   09/20/06     $(17,567)
Great Britain Pound        800,000     USD 1,480,168   09/20/06      (15,861)
Japanese Yen           175,000,000     USD 1,508,894   09/20/06      (28,686)
Swiss Franc              1,000,000     USD   808,368   09/20/06       (8,892)
United States Dollar     1,502,720     AUD 2,000,000   09/20/06       28,467
United States Dollar       800,239     CAD   903,742   09/20/06         (364)
United States Dollar     1,438,787     NOK 9,000,000   09/20/06       28,716
United States Dollar       963,655     SEK 7,000,000   09/20/06       11,832
                                                                    --------
                                                                    $ (2,355)
                                                                    ========

CURRENCY TYPE ABBREVIATIONS:

AUD  Australian Dollar
CAD  Canadian Dollar
NOK  Norwegian Krone
SEK  Swedish Krona
USD  United States Dollar


                 See accompanying notes to financial statements

                  (This page has been left blank intentionally)

UBS PACE Select Advisors Trust
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2006

                                                                                                 UBS PACE
                                                                                                GOVERNMENT      UBS PACE
                                                                                  UBS PACE      SECURITIES    INTERMEDIATE
                                                                                MONEY MARKET   FIXED INCOME   FIXED INCOME
                                                                                INVESTMENTS     INVESTMENTS    INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in unaffiliated securities, at value (cost - $342,696,902;
$740,205,886; $473,938,248; $579,077,192; $257,257,009 $429,769,084;
$10,560,692, respectively)*                                                     $342,696,902   $732,580,867   $469,006,175
Investments in an affiliated security, at value (cost - $0; $0; $1,543,142;
$374,261; $0; $0; $16,547, respectively)                                                  --             --      1,543,142
Investments in repurchase agreements, at value (cost - $327,000; $24,466,000;
$9,091,000; $14,303,000; $0; $35,953,000; $1,763,000, respectively)                  327,000     24,466,000      9,091,000
--------------------------------------------------------------------------------------------------------------------------
Total investments in securities, at value (cost - $343,023,902; $764,671,886;
$484,572,390; $593,754,453; $257,257,009; $465,722,084; $12,340,239,
respectively)                                                                   $343,023,902   $757,046,867   $479,640,317
==========================================================================================================================
Cash                                                                                      18            336      3,725,299
Foreign currency, at value (cost - $0; $0; $3,954,166; $1,415,951; $0;
$16,243,146; $139,767, respectively)                                                      --             --      4,057,588
Receivable from affiliates                                                            87,555             --             --
Receivable for investments sold                                                           --    105,692,344      1,192,905
Receivable for shares of beneficial interest sold                                    800,442        719,794        360,530
Receivable for dividends and interest                                              1,019,337      2,568,580      3,786,328
Receivable for swap contracts, net (cost - $0; $688,631; $0; $640,311;
$0; $0; $0, respectively)                                                                 --        773,454             --
Unrealized appreciation of forward foreign currency contracts                             --             --             --
Receivable for variation margin                                                           --         20,400         13,078
Receivable for foreign tax reclaims                                                       --             --         12,548
Prepaid offering expense                                                                  --             --             --
Other assets                                                                          22,421         42,870         38,550
--------------------------------------------------------------------------------------------------------------------------
Total assets                                                                     344,953,675    866,864,645    492,827,143
==========================================================================================================================
LIABILITIES:
Payable for shares of beneficial interest repurchased                              1,262,254        802,573      1,008,249
Dividends payable to shareholders                                                    647,312             --             --
Payable to custodian                                                                   4,302         18,149         13,975
Payable for investments purchased                                                         --    324,683,047     67,645,965
Payable to affiliates                                                                     --        327,166        221,203
Payable for options written, at value (premiums received - $0; $575,705;
$0; $398,221; $0; $0; $0, respectively)                                                   --         21,087             --
Payable for cash collateral from securities loaned                                        --             --     10,543,364
Unrealized depreciation of forward foreign currency contracts                             --             --             --
Payable for foreign withholding taxes                                                     --             --             --
Accrued expenses and other liabilities                                               466,916        304,578        200,129
--------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                  2,380,784    326,156,600     79,632,885
==========================================================================================================================

*    Includes $0; $0; $15,069,419; $830,658; $0; $0; $291,100, respectively, of investments in securities on loan, at value.

+ Includes restricted cash of $3,540,127 on deposit as initial margin for futures contracts for UBS PACE Global Fixed Income Investments.

                                                                                 UBS PACE      UBS PACE      UBS PACE
                                                                                 STRATEGIC     MUNICIPAL   GLOBAL FIXED    UBS PACE
                                                                               FIXED INCOME  FIXED INCOME     INCOME      HIGH YIELD
                                                                                INVESTMENTS   INVESTMENTS   INVESTMENTS  INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in unaffiliated securities, at value (cost - $342,696,902;
$740,205,886; $473,938,248; $579,077,192; $257,257,009 $429,769,084;
$10,560,692, respectively)*                                                    $571,834,131  $257,097,138  $435,238,593  $10,402,076
Investments in an affiliated security, at value (cost - $0; $0; $1,543,142;
$374,261; $0; $0; $16,547, respectively)                                            374,261            --            --       16,547
Investments in repurchase agreements, at value (cost - $327,000; $24,466,000;
$9,091,000; $14,303,000; $0; $35,953,000; $1,763,000, respectively)              14,303,000            --    35,953,000    1,763,000
------------------------------------------------------------------------------------------------------------------------------------
Total investments in securities, at value (cost - $343,023,902; $764,671,886;
$484,572,390; $593,754,453; $257,257,009; $465,722,084; $12,340,239,
respectively)                                                                  $586,511,392  $257,097,138  $471,191,593  $12,181,623
====================================================================================================================================
Cash                                                                                  1,095            --     3,540,541+         902
Foreign currency, at value (cost - $0; $0; $3,954,166; $1,415,951; $0;
$16,243,146; $139,767, respectively)                                              1,439,408            --    16,805,490      142,086
Receivable from affiliates                                                               --            --            --       72,274
Receivable for investments sold                                                  50,575,660            --     1,720,505       41,936
Receivable for shares of beneficial interest sold                                 1,018,631       366,899       699,123      253,632
Receivable for dividends and interest                                             3,093,528     3,004,838     6,410,016      198,545
Receivable for swap contracts, net (cost - $0; $688,631; $0; $640,311;
$0; $0; $0, respectively)                                                           442,081            --            --           --
Unrealized appreciation of forward foreign currency contracts                       191,259            --     7,115,343           --
Receivable for variation margin                                                     169,637            --            --           --
Receivable for foreign tax reclaims                                                     933            --        17,949           --
Prepaid offering expense                                                                 --            --            --       56,808
Other assets                                                                         43,759        29,784        36,567        3,740
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                    643,487,383   260,498,659   507,537,127   12,951,546
====================================================================================================================================
LIABILITIES:
Payable for shares of beneficial interest repurchased                             1,496,343       163,123       883,368        3,884
Dividends payable to shareholders                                                        --            --            --           --
Payable to custodian                                                                 19,003         8,692        40,947          581
Payable for investments purchased                                                71,959,801     2,082,840     6,871,188    1,107,785
Payable to affiliates                                                               300,202       149,642       296,883           --
Payable for options written, at value (premiums received - $0; $575,705;
$0; $398,221; $0; $0; $0, respectively)                                             339,380            --            --           --
Payable for cash collateral from securities loaned                                  874,265            --            --      308,850
Unrealized depreciation of forward foreign currency contracts                        34,313            --     9,837,064           --
Payable for foreign withholding taxes                                                 1,866            --        28,626           --
Accrued expenses and other liabilities                                              346,559       129,218       403,729       82,325
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                75,371,732     2,533,515    18,361,805    1,503,425
====================================================================================================================================

                 See accompanying notes to financial statements

                                                                                UBS PACE
                                                                               GOVERNMENT     UBS PACE
                                                                  UBS PACE     SECURITIES   INTERMEDIATE
                                                                MONEY MARKET  FIXED INCOME  FIXED INCOME
                                                                INVESTMENTS    INVESTMENTS   INVESTMENTS
--------------------------------------------------------------------------------------------------------
NET ASSETS:
Beneficial interest shares of $0.001 par value (unlimited
amount authorized)                                              $342,573,501  $556,958,009  $464,876,117
Accumulated undistributed (distributions in excess of) net
investment income                                                         --        91,442       183,918
Accumulated net realized losses from investments, futures,
options  written, short sales, swaps, forward foreign currency
contracts and foreign currency transactions                             (610)   (8,849,459)  (47,404,743)
Net unrealized appreciation (depreciation) of investments,
other assets and liabilities denominated in foreign currency, futures, options written, short sales, swaps and forward
foreign currency contracts                                                --    (7,491,947)   (4,461,034)
--------------------------------------------------------------------------------------------------------
Net assets                                                      $342,572,891  $540,708,045  $413,194,258
--------------------------------------------------------------------------------------------------------
CLASS A:
Net assets                                                      $         --  $114,662,741  $ 59,884,176
Shares outstanding                                                        --     9,018,765     5,312,430
--------------------------------------------------------------------------------------------------------
Net asset value per share                                       $         --  $      12.71  $      11.27
--------------------------------------------------------------------------------------------------------
Maximum offering price per share                                $         --  $      13.31  $      11.80
--------------------------------------------------------------------------------------------------------
CLASS B:
Net assets                                                      $         --  $  2,775,902  $    637,020
Shares outstanding                                                        --       218,276        56,405
--------------------------------------------------------------------------------------------------------
Net asset value and offering price per share                    $         --  $      12.72  $      11.29
--------------------------------------------------------------------------------------------------------
CLASS C:
Net assets                                                      $         --  $ 30,337,516  $  5,301,438
Shares outstanding                                                        --     2,384,848       469,882
--------------------------------------------------------------------------------------------------------
Net asset value and offering price per share                    $         --  $      12.72  $      11.28
--------------------------------------------------------------------------------------------------------
CLASS Y:
Net assets                                                      $         --  $  8,459,619  $  1,073,890
Shares outstanding                                                        --       665,020        95,204
--------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value per share  $         --  $      12.72  $      11.28
--------------------------------------------------------------------------------------------------------
CLASS P:
Net assets                                                      $342,572,891  $384,472,267  $346,297,734
Shares outstanding                                               342,573,501    30,229,356    30,702,184
--------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value per share  $       1.00  $      12.72  $      11.28
--------------------------------------------------------------------------------------------------------

                                                                  UBS PACE      UBS PACE      UBS PACE
                                                                  STRATEGIC     MUNICIPAL   GLOBAL FIXED    UBS PACE
                                                                FIXED INCOME  FIXED INCOME     INCOME      HIGH YIELD
                                                                 INVESTMENTS   INVESTMENTS   INVESTMENTS  INVESTMENTS
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beneficial interest shares of $0.001 par value (unlimited
amount authorized)                                              $590,218,361  $260,857,236  $491,902,185  $11,649,871
Accumulated undistributed (distributions in excess of) net
investment  income                                                  (310,902)        1,184      (935,868)       1,980
Accumulated net realized losses from investments, futures,
options  written, short sales, swaps, forward foreign currency
contracts and foreign  currency transactions                     (14,159,820)   (2,733,405)   (4,993,096)     (47,440)
Net unrealized appreciation (depreciation) of investments,
other assets and liabilities denominated in foreign currency, futures, options written, short sales, swaps and forward
foreign currency contracts                                        (7,631,988)     (159,871)    3,202,101     (156,290)
---------------------------------------------------------------------------------------------------------------------
Net assets                                                      $568,115,651  $257,965,144  $489,175,322  $11,448,121
---------------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets                                                      $ 20,735,310  $ 99,168,914  $124,045,224  $   344,921
Shares outstanding                                                 1,563,260     8,081,955    11,076,325       35,149
---------------------------------------------------------------------------------------------------------------------
Net asset value per share                                       $      13.26  $      12.27  $      11.20  $      9.81
---------------------------------------------------------------------------------------------------------------------
Maximum offering price per share                                $      13.88  $      12.85  $      11.73  $     10.27
---------------------------------------------------------------------------------------------------------------------
CLASS B:
Net assets                                                      $  1,097,970  $    984,724  $    878,181  $        --
Shares outstanding                                                    82,813        80,227        78,253           --
---------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share                    $      13.26  $      12.27  $      11.22  $        --
---------------------------------------------------------------------------------------------------------------------
CLASS C:
Net assets                                                      $  6,279,689  $ 17,314,954  $  7,498,740  $        --
Shares outstanding                                                   473,428     1,411,105       669,553           --
---------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share                    $      13.26  $      12.27  $      11.20  $        --
---------------------------------------------------------------------------------------------------------------------
CLASS Y:
Net assets                                                      $    716,385  $    176,170  $  7,077,044  $        --
Shares outstanding                                                    54,045        14,351       632,570           --
---------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value per share  $      13.26  $      12.28  $      11.19  $        --
---------------------------------------------------------------------------------------------------------------------
CLASS P:
Net assets                                                      $539,286,297  $140,320,382  $349,676,133  $11,103,200
Shares outstanding                                                40,675,167    11,434,500    31,226,374    1,131,415
---------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value per share  $      13.26  $      12.27  $      11.20  $      9.81
---------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

                                                                                                            UBS PACE
                                                                             UBS PACE        UBS PACE     SMALL/MEDIUM
                                                                             LARGE CO        LARGE CO       CO VALUE
                                                                           VALUE EQUITY    GROWTH EQUITY     EQUITY
                                                                            INVESTMENTS     INVESTMENTS    INVESTMENTS
----------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in unaffiliated securities, at value (cost - $1,331,914,942;
$964,434,765; $431,889,213; $402,698,715; $894,747,631; $262,995,947;
$49,168,765, respectively)*                                               $1,484,870,904  $1,035,219,364  $459,218,443
Investments in an affiliated security, at value (cost - $29,788,941;
$3,764,297; $26,143,715; $48,337,832; $46,602,044; $7,875,884; $0,
respectively)                                                                 29,788,941       3,764,297    26,143,715
Investments in repurchase agreements, at value (cost - $162,615,000;
$141,404,263; $66,378,000; $49,940,000; $41,258,000; $16,296,000;
$8,067,000, respectively)                                                    162,615,000     141,404,263    66,378,000
----------------------------------------------------------------------------------------------------------------------
Total investments in securities, at value (cost - $1,524,318,883;
$1,109,603,325; $524,410,928; $500,976,547; $982,607,675; $287,167,831;
$57,235,765, respectively)                                                $1,677,274,845  $1,180,387,924  $551,740,158
======================================================================================================================
Cash                                                                               1,271           1,348         1,044
Foreign currency, at value (cost - $0; $0; $0; $0; $4,856,626;
$4,221,482; $105,375, respectively)                                                   --              --            --
Receivable from affiliates                                                            --              --            --
Receivable for investments sold                                               11,429,529       1,719,440     5,461,590
Receivable for shares of beneficial interest sold                              1,581,419       1,598,299       590,245
Receivable for dividends and interest                                          1,246,857       1,117,092       122,042
Unrealized appreciation of forward foreign currency contracts                         --              --            --
Unrealized appreciation of foreign exchange currency contracts                        --              --            --
Receivable for variation margin                                                       --              --            --
Receivable for foreign tax reclaims                                                   --              --            --
Prepaid offering expense                                                              --              --            --
Other assets                                                                      63,513          53,899        38,721
----------------------------------------------------------------------------------------------------------------------
Total assets                                                               1,691,597,434   1,184,878,002   557,953,800
======================================================================================================================
LIABILITIES:
Payable for cash collateral from securities loaned                           224,837,791     115,090,420   103,551,690
Payable for investments purchased                                              6,309,570       7,690,578     2,065,444
Payable for shares of beneficial interest repurchased                          3,219,012       1,695,861       840,357
Payable to affiliates                                                            936,338         688,440       285,421
Payable to custodian                                                              48,610          35,846        15,369
Payable for foreign withholding taxes                                                 --              --           421
Unrealized depreciation of forward foreign currency contracts                         --              --            --
Unrealized depreciation of foreign exchange currency contracts                        --              --            --
Investments sold short, at value (proceeds - $0; $0; $0; $0; $0; $0;
$7,803,030, respectively)                                                             --              --            --
Payable for options written, at value (premiums received - $0; $0; $0;
$0; $0; $0; $140,808, respectively)                                                   --              --            --
Payable for variation margin                                                          --              --            --
Payable for dividends sold short                                                      --              --            --
Accrued expenses and other liabilities                                           496,398         414,678       376,815
----------------------------------------------------------------------------------------------------------------------
Total liabilities                                                            235,847,719     125,615,823   107,135,517
======================================================================================================================

*    Includes $216,666,592; $111,827,132; $99,365,881; $72,255,185; $85,973,114;
     $17,779,898; $0, respectively, of investments in securities on loan, at value.

+ Includes restricted cash of $5,335,633 on deposit as initial margin for investments sold short for UBS PACE Alternative Strategies Investments.

                                                                            UBS PACE                       UBS PACE
                                                                          SMALL/MEDIUM     UBS PACE      INTERNATIONAL    UBS PACE
                                                                            CO GROWTH    INTERNATIONAL     EMERGING     ALTERNATIVE
                                                                             EQUITY         EQUITY      MARKETS EQUITY   STRATEGIES
                                                                           INVESTMENTS    INVESTMENTS     INVESTMENTS   INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in unaffiliated securities, at value (cost - $1,331,914,942;
$964,434,765; $431,889,213; $402,698,715; $894,747,631; $262,995,947;
$49,168,765, respectively)*                                               $422,745,037  $1,065,626,107   $302,297,047   $48,512,013
Investments in an affiliated security, at value (cost - $29,788,941;
$3,764,297; $26,143,715; $48,337,832; $46,602,044; $7,875,884; $0,
respectively)                                                               48,337,832      46,602,044      7,875,884            --
Investments in repurchase agreements, at value (cost - $162,615,000;
$141,404,263; $66,378,000; $49,940,000; $41,258,000; $16,296,000;
$8,067,000, respectively)                                                   49,940,000      41,258,000     16,296,000     8,067,000
-----------------------------------------------------------------------------------------------------------------------------------
Total investments in securities, at value (cost - $1,524,318,883;
$1,109,603,325; $524,410,928; $500,976,547; $982,607,675; $287,167,831;
$57,235,765, respectively)                                                $521,022,869  $1,153,486,151   $326,468,931   $56,579,013
===================================================================================================================================
Cash                                                                             1,754           2,153        696,261     5,336,591+
Foreign currency, at value (cost - $0; $0; $0; $0; $4,856,626;
$4,221,482; $105,375, respectively)                                                 --       4,816,189      4,229,262       103,472
Receivable from affiliates                                                          --              --             --        58,418
Receivable for investments sold                                                837,512       7,319,880        563,343         7,933
Receivable for shares of beneficial interest sold                              564,628       1,361,830        400,436     4,137,978
Receivable for dividends and interest                                           80,774       4,173,756        920,438        22,949
Unrealized appreciation of forward foreign currency contracts                       --          98,539             --        69,015
Unrealized appreciation of foreign exchange currency contracts                      --              --             34            83
Receivable for variation margin                                                     --          38,955             --            --
Receivable for foreign tax reclaims                                                 --          99,212          4,933        14,769
Prepaid offering expense                                                            --              --             --        56,808
Other assets                                                                    57,389          51,253         33,148        19,155
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                               522,564,926   1,171,447,918    333,316,786    66,406,184
===================================================================================================================================
LIABILITIES:
Payable for cash collateral from securities loaned                          75,228,816      91,734,839     18,888,248            --
Payable for investments purchased                                            5,219,210       2,523,990      3,327,742       815,415
Payable for shares of beneficial interest repurchased                          756,104       1,669,504      2,996,508        13,856
Payable to affiliates                                                          268,869         821,500        295,041            --
Payable to custodian                                                            14,972          88,873         77,225         4,555
Payable for foreign withholding taxes                                               --          83,751        221,609         1,039
Unrealized depreciation of forward foreign currency contracts                       --          51,923             --        71,370
Unrealized depreciation of foreign exchange currency contracts                      --          12,141          1,074            70
Investments sold short, at value (proceeds - $0; $0; $0; $0; $0; $0;
$7,803,030, respectively)                                                           --              --             --     7,416,733
Payable for options written, at value (premiums received - $0; $0; $0;
$0; $0; $0; $140,808, respectively)                                                 --              --             --       297,970
Payable for variation margin                                                        --              --             --        28,942
Payable for dividends sold short                                                    --              --             --         6,349
Accrued expenses and other liabilities                                         371,740         409,666        330,007       131,771
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                           81,859,711      97,396,187     26,137,454     8,788,070
===================================================================================================================================

                 See accompanying notes to financial statements

                                             UBS PACE        UBS PACE         UBS PACE
                                             LARGE CO        LARGE CO     SMALL/MEDIUM CO
                                           VALUE EQUITY    GROWTH EQUITY    VALUE EQUITY
                                            INVESTMENTS     INVESTMENTS     INVESTMENTS
-----------------------------------------------------------------------------------------
NET ASSETS:
Beneficial interest shares of $0.001 par
value (unlimited amount authorized)       $1,148,584,241  $1,102,747,022    $414,264,642
Accumulated undistributed net investment
income                                         9,242,787         828,584              --
Accumulated net realized gains (losses)
from investments, futures, options
written, short sales, forward foreign
currency contracts and foreign
currency transactions                        144,966,725    (115,098,026)      9,224,411
Net unrealized appreciation
(depreciation) of investments, other
assets and liabilities denominated in
foreign currency, futures, options
written, short sales and forward
foreign currency contracts                   152,955,962      70,784,599      27,329,230
----------------------------------------------------------------------------------------
Net assets                                $1,455,749,715  $1,059,262,179    $450,818,283
----------------------------------------------------------------------------------------
CLASS A:
Net assets                                $  292,631,540  $   82,201,126    $ 45,582,979
Shares outstanding                            13,094,541       5,217,736       2,670,534
----------------------------------------------------------------------------------------
Net asset value per share                 $        22.35  $        15.75    $      17.07
----------------------------------------------------------------------------------------
Maximum offering price per share          $        23.65  $        16.67    $      18.06
----------------------------------------------------------------------------------------
CLASS B:
Net assets                                $    5,288,800  $    1,449,697    $  1,858,757
Shares outstanding                               236,723          96,356         115,059
----------------------------------------------------------------------------------------
Net asset value and offering price per
share                                     $        22.34  $        15.05    $      16.15
----------------------------------------------------------------------------------------
CLASS C:
Net assets                                $   36,373,922  $    7,586,123    $ 11,551,523
Shares outstanding                             1,631,738         503,130         713,583
----------------------------------------------------------------------------------------
Net asset value and offering price per
share                                     $        22.29  $        15.08    $      16.19
----------------------------------------------------------------------------------------
CLASS Y:
Net assets                                $   43,234,417  $   22,667,502    $  4,310,809
Shares outstanding                             1,926,136       1,412,300         247,939
----------------------------------------------------------------------------------------
Net asset value, offering price and
redemption value per share                $        22.45  $        16.05    $      17.39
----------------------------------------------------------------------------------------
CLASS P:
Net assets                                $1,078,221,036  $  945,357,731    $387,514,215
Shares outstanding                            48,174,053      59,185,513      22,389,520
----------------------------------------------------------------------------------------
Net asset value, offering price and
redemption value per share                $        22.38  $        15.97    $      17.31
----------------------------------------------------------------------------------------

                                                                               UBS PACE
                                              UBS PACE        UBS PACE       INTERNATIONAL     UBS PACE
                                          SMALL/MEDIUM CO   INTERNATIONAL  EMERGING MARKETS  ALTERNATIVE
                                           GROWTH EQUITY       EQUITY           EQUITY        STRATEGIES
                                            INVESTMENTS      INVESTMENTS      INVESTMENTS    INVESTMENTS
--------------------------------------------------------------------------------------------------------
NET ASSETS:
Beneficial interest shares of $0.001 par
value (unlimited amount authorized)         $410,155,328   $  823,629,639    $222,180,086    $57,845,471
Accumulated undistributed net investment
income                                                --       13,811,276       2,325,449        251,968
Accumulated net realized gains (losses)
from investments, futures, options
written, short sales, forward foreign
currency contracts and foreign
currency transactions                         10,503,565       65,503,675      43,445,851       (283,213)
Net unrealized appreciation
(depreciation) of investments, other
assets and liabilities denominated in
foreign currency, futures, options
written, short sales and forward
foreign currency contracts                    20,046,322      171,107,141      39,227,946       (196,112)
--------------------------------------------------------------------------------------------------------
Net assets                                  $440,705,215   $1,074,051,731    $307,179,332    $57,618,114
--------------------------------------------------------------------------------------------------------
CLASS A:
Net assets                                  $ 48,824,309   $  111,152,576    $ 21,651,291    $10,393,016
Shares outstanding                             3,379,327        5,840,657       1,183,059      1,046,519
--------------------------------------------------------------------------------------------------------
Net asset value per share                   $      14.45   $        19.03    $      18.30    $      9.93
--------------------------------------------------------------------------------------------------------
Maximum offering price per share            $      15.29   $        20.14    $      19.37    $     10.51
--------------------------------------------------------------------------------------------------------
CLASS B:
Net assets                                  $    695,519   $      740,278    $    522,147    $     3,024
Shares outstanding                                50,835           39,806          29,675            305
--------------------------------------------------------------------------------------------------------
Net asset value and offering price per
share                                       $      13.68   $        18.60    $      17.60    $      9.91
--------------------------------------------------------------------------------------------------------
CLASS C:
Net assets                                  $  6,708,891   $    8,168,164    $  5,483,766    $   301,803
Shares outstanding                               488,164          437,946         311,253         30,443
--------------------------------------------------------------------------------------------------------
Net asset value and offering price per
share                                       $      13.74   $        18.65    $      17.62    $      9.91
--------------------------------------------------------------------------------------------------------
CLASS Y:
Net assets                                  $  4,279,035   $   53,387,512    $ 20,200,960    $        --
Shares outstanding                               290,624        2,801,008       1,090,048             --
--------------------------------------------------------------------------------------------------------
Net asset value, offering price and
redemption value per share                  $      14.72   $        19.06    $      18.53    $        --
--------------------------------------------------------------------------------------------------------
CLASS P:
Net assets                                  $380,197,461   $  900,603,201    $259,321,168    $46,920,271
Shares outstanding                            25,909,351       47,326,861      14,059,772      4,718,838
--------------------------------------------------------------------------------------------------------
Net asset value, offering price and
redemption value per share                  $      14.67   $        19.03    $      18.44    $      9.94
--------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2006

                                                                                          UBS PACE
                                                                                         GOVERNMENT      UBS PACE
                                                                           UBS PACE      SECURITIES    INTERMEDIATE
                                                                         MONEY MARKET   FIXED INCOME   FIXED INCOME
                                                                          INVESTMENTS    INVESTMENTS    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes of
$0; $0; $3,048; $1,223; $0; $43,505; $0, respectively)                    $12,904,778   $ 26,584,273    $18,040,178
Securities lending income
(includes $0; $0; $11,689; $10,762; $0; $6,506; $162,
respectively, earned from an affiliated entity)                                    --             --         41,881
-------------------------------------------------------------------------------------------------------------------
                                                                           12,904,778     26,584,273     18,082,059
-------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment management and administration fees                               1,006,253      3,647,595      2,446,289
Service fees-Class A                                                               --        317,423        168,123
Service and distribution fees-Class B                                              --         33,901          9,275
Service and distribution fees-Class C                                              --        247,348         48,376
Transfer agency and related services fees                                   1,179,686        705,750        397,033
Reports and notices to shareholders                                           462,220        112,355         63,670
Professional fees                                                              73,664        117,668        106,017
Federal and state registration fees                                            42,371         64,892         62,965
Custody and accounting fees                                                    36,887        243,449        190,240
Trustees' fees                                                                 14,614         17,142         15,986
Offering expenses                                                                  --             --             --
Other expenses                                                                 24,390         50,670         44,198
-------------------------------------------------------------------------------------------------------------------
                                                                            2,840,085      5,558,193      3,552,172
-------------------------------------------------------------------------------------------------------------------
Less: Fee waivers and/or expense reimbursements
by investment manager and administrator                                    (1,115,063)      (436,299)       (59,483)
-------------------------------------------------------------------------------------------------------------------
Net expenses                                                                1,725,022      5,121,894      3,492,689
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                      11,179,756     21,462,379     14,589,370
-------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized losses from:
Investments                                                                      (323)    (8,489,450)    (3,478,820)
Futures                                                                            --       (385,537)    (2,578,119)
Options written                                                                    --        516,958         84,763
Short sales                                                                        --        (27,891)        (3,234)
Swaps                                                                              --      1,182,346             --
Forward foreign currency contracts and foreign currency transactions               --             --       (468,066)
-------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of:
Investments                                                                        --     (4,531,296)      (619,947)
Futures                                                                            --       (568,127)       936,293
Options written                                                                    --        129,818        (80,013)
Swaps                                                                              --         84,823             --
Other assets and liabilities denominated in foreign currency
and forward foreign currency contracts                                             --             --         74,643
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized losses from investment activities                    (323)   (12,088,356)    (6,132,500)
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                      $11,179,433   $  9,374,023    $ 8,456,870
-------------------------------------------------------------------------------------------------------------------

*    For the period April 3, 2006 (commencement of operations) through July 31,
     2006.

                                                                           UBS PACE       UBS PACE       UBS PACE
                                                                           STRATEGIC      MUNICIPAL    GLOBAL FIXED     UBS PACE
                                                                         FIXED INCOME   FIXED INCOME      INCOME       HIGH YIELD
                                                                          INVESTMENTS    INVESTMENTS    INVESTMENTS   INVESTMENTS*
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes of
$0; $0; $3,048; $1,223; $0; $43,505; $0, respectively)                   $ 29,146,904    $10,498,636    $16,529,731     $ 251,027
Securities lending income
(includes $0; $0; $11,689; $10,762; $0; $6,506; $162,
respectively, earned from an affiliated entity)                                17,123             --         17,272         1,249
----------------------------------------------------------------------------------------------------------------------------------
                                                                           29,164,027     10,498,636     16,547,003       252,276
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment management and administration fees                               3,578,631      1,504,062      3,658,098        28,151
Service fees-Class A                                                           55,272        265,743        328,418           120
Service and distribution fees-Class B                                          13,944         15,870         11,302            --
Service and distribution fees-Class C                                          53,655        145,463         60,909            --
Transfer agency and related services fees                                     822,899        179,114      1,021,095         3,043
Reports and notices to shareholders                                           115,278         34,867        163,313         4,786
Professional fees                                                             119,223         98,324        118,381        89,283
Federal and state registration fees                                            73,433         55,830         65,632         2,472
Custody and accounting fees                                                   236,993        116,948        531,203         2,111
Trustees' fees                                                                 16,882         14,168         16,179         3,686
Offering expenses                                                                  --             --             --         7,811
Other expenses                                                                 50,263         34,731         47,145         7,022
----------------------------------------------------------------------------------------------------------------------------------
                                                                            5,136,473      2,465,120      6,021,675       148,485
----------------------------------------------------------------------------------------------------------------------------------
Less: Fee waivers and/or expense reimbursements
by investment manager and administrator                                      (246,669)      (154,037)      (473,401)     (109,662)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                4,889,804      2,311,083      5,548,274        38,823
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                      24,274,223      8,187,553     10,998,729       213,453
----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized losses from:
Investments                                                                (4,577,101)    (1,028,724)    (4,383,314)      (47,440)
Futures                                                                    (2,632,886)            --      1,632,510            --
Options written                                                               227,318             --             --            --
Short sales                                                                        --             --             --            --
Swaps                                                                      (5,648,845)            --             --            --
Forward foreign currency contracts and foreign currency transactions       (1,237,245)            --     (2,491,172)          981
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of:
Investments                                                               (10,956,981)    (3,344,981)     4,527,450      (158,616)
Futures                                                                       135,874             --       (745,979)           --
Options written                                                                77,120             --             --            --
Swaps                                                                       2,627,771             --             --            --
Other assets and liabilities denominated in foreign currency
and forward foreign currency contracts                                        215,454             --         58,111         2,326
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized losses from investment activities             (21,769,521)    (4,373,705)    (1,402,394)     (202,749)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                     $  2,504,702    $ 3,813,848    $ 9,596,335     $  10,704
----------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

                                                                      UBS PACE        UBS PACE         UBS PACE
                                                                      LARGE CO        LARGE CO     SMALL/MEDIUM CO
                                                                    VALUE EQUITY   GROWTH EQUITY     VALUE EQUITY
                                                                     INVESTMENTS    INVESTMENTS      INVESTMENTS
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0;
$208; $0, respectively)                                             $  1,056,669   $  1,481,764     $    563,891
Dividends (net of foreign withholding taxes of $24,242; $19,566;
$14,057; $665; $2,076,687; $877,443; $30,809, respectively)           27,861,407      9,000,700        4,480,023
Securities lending income (includes $23,215; $80,972; $40,678;
$121,895; $169,281; $41,034; $0, respectively, earned from an
affiliated entity)                                                        89,253        268,282           97,996
------------------------------------------------------------------------------------------------------------------
                                                                      29,007,329     10,750,746        5,141,910
------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment management and administration fees                         10,836,882      8,014,940        3,620,368
Service fees-Class A                                                     747,408        224,029          127,814
Service and distribution fees-Class B                                     63,502         21,022           28,280
Service and distribution fees-Class C                                    376,035         87,178          131,383
Transfer agency and related services fees                              1,335,102      1,112,231          994,116
Custody and accounting fees                                              620,713        464,498          209,985
Reports and notices to shareholders                                      234,869        163,172          191,868
Professional fees                                                        109,306        107,051          104,974
Federal and state registration fees                                       82,296         83,351           69,330
Trustees' fees                                                            25,245         21,937           16,274
Interest expense                                                              --             --              720
Dividend and interest expense for securities sold short                       --             --               --
Offering expenses                                                             --             --               --
Other expenses                                                           100,070         76,938           51,647
------------------------------------------------------------------------------------------------------------------
                                                                      14,531,428     10,376,347        5,546,759
------------------------------------------------------------------------------------------------------------------
Less: Fee waivers and/or expense reimbursements by investment
manager and administrator                                             (1,708,391)      (456,581)         (84,446)
------------------------------------------------------------------------------------------------------------------
Net expenses                                                          12,823,037      9,919,766        5,462,313
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                          16,184,292        830,980         (320,403)
------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT
ACTIVITIES:
Net realized gains (losses) from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0;
$95,632; $0)                                                         192,558,425     65,261,567       42,359,397
Commissions recaptured                                                   354,442         96,049           51,769
Futures                                                                       --             --               --
Options written                                                               --             --               --
Short sales                                                                   --             --               --
Forward foreign currency contracts and foreign currency
transactions                                                                 166            238               --
------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of:
Investments                                                          (57,561,205)   (72,027,369)     (61,059,149)
Futures                                                                       --             --               --
Options written                                                               --             --               --
Short sales                                                                   --             --               --
Other assets and liabilities denominated in foreign currency and
forward foreign currency contracts                                            --             --               --
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from investment
activities                                                           135,351,828     (6,669,515)     (18,647,983)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     $151,536,120   $ (5,838,535)    $(18,968,386)
------------------------------------------------------------------------------------------------------------------

*    For the period April 3, 2006 (commencement of operations) through July 31,
     2006.

                                                                                                         UBS PACE
                                                                      UBS PACE          UBS PACE       INTERNATIONAL      UBS PACE
                                                                   SMALL/MEDIUM CO   INTERNATIONAL   EMERGING MARKETS    ALTERNATIVE
                                                                    GROWTH EQUITY        EQUITY           EQUITY         STRATEGIES
                                                                     INVESTMENTS      INVESTMENTS       INVESTMENTS     INVESTMENTS*
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $0; $0; $0; $0;
$0; $208; $0, respectively)                                         $    851,577     $    770,182      $   161,488       $ 308,509
Dividends (net of foreign withholding taxes of $24,242; $19,566;
$14,057; $665; $2,076,687; $877,443; $30,809, respectively)            1,336,111       29,498,061        8,934,416         289,728
Securities lending income (includes $23,215; $80,972; $40,678;
$121,895; $169,281; $41,034; $0, respectively, earned from an
affiliated entity)                                                       231,778          454,835          143,869              --
------------------------------------------------------------------------------------------------------------------------------------
                                                                       2,419,466       30,723,078        9,239,773         598,237
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment management and administration fees                          3,568,631        8,443,962        3,453,411         233,282
Service fees-Class A                                                     138,235          264,684           51,715           2,830
Service and distribution fees-Class B                                     12,220            7,700            5,929               6
Service and distribution fees-Class C                                     76,984           80,751           55,384             658
Transfer agency and related services fees                              1,005,449        1,056,631          870,021           5,741
Custody and accounting fees                                              206,260        1,084,871          913,479          16,663
Reports and notices to shareholders                                      175,105          169,791          126,940           5,913
Professional fees                                                        104,687          114,985          103,760         135,998
Federal and state registration fees                                       61,166           77,045           56,913           6,765
Trustees' fees                                                            16,298           21,337           14,740           3,893
Interest expense                                                              --            3,754           10,662              --
Dividend and interest expense for securities sold short                       --               --               --          66,523
Offering expenses                                                             --               --               --           7,811
Other expenses                                                            53,222           98,999           62,016          10,119
------------------------------------------------------------------------------------------------------------------------------------
                                                                       5,418,257       11,424,510        5,724,970         496,202
------------------------------------------------------------------------------------------------------------------------------------
Less: Fee waivers and/or expense reimbursements by investment
manager and administrator                                               (189,097)              --               --        (191,026)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                           5,229,160       11,424,510        5,724,970         305,176
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                          (2,809,694)      19,298,568        3,514,803         293,061
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT
ACTIVITIES:
Net realized gains (losses) from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0;
$95,632; $0)                                                          59,012,301      112,215,810       49,032,547        (207,723)
Commissions recaptured                                                   131,315           65,193           14,060              --
Futures                                                                       --          570,528               --        (381,333)
Options written                                                               --               --               --         187,030
Short sales                                                                   --               --               --         118,813
Forward foreign currency contracts and foreign currency
transactions                                                                  --         (887,095)        (360,380)        (41,093)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of:
Investments                                                          (75,433,598)      73,611,810        1,136,749        (656,752)
Futures                                                                       --           13,370               --         235,815
Options written                                                               --               --               --        (157,162)
Short sales                                                                   --               --               --         386,297
Other assets and liabilities denominated in foreign currency and
forward foreign currency contracts                                            --          211,075          (19,913)         (4,310)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from investment
activities                                                           (16,289,982)     185,800,691       49,803,063        (520,418)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     $(19,099,676)    $205,099,259      $53,317,866       $(227,357)
------------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust
STATEMENT OF CHANGES IN NET ASSETS

                                                                                      UBS PACE GOVERNMENT
                                                         UBS PACE MONEY                 SECURITIES FIXED
                                                       MARKET INVESTMENTS              INCOME INVESTMENTS
                                                 ---------------------------------------------------------------

                                                    FOR THE         FOR THE         FOR THE         FOR THE
                                                   YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                 JULY 31, 2006   JULY 31, 2005   JULY 31, 2006   JULY 31, 2005
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                            $  11,179,756   $   3,634,028   $  21,462,379    $ 12,954,024
Net realized gains (losses) from:
Investments, futures, options written, short
sales and swaps                                           (323)           (126)     (7,203,574)      7,458,542
Forward foreign currency contracts and foreign
currency transactions                                       --              --              --              --
Net change in unrealized
appreciation/depreciation of:
Investments, futures, options written, short
sales and swaps                                             --              --      (4,884,782)     (1,472,002)
Other assets and liabilities denominated in
foreign currency and  forward foreign currency
contracts                                                   --              --              --              --
----------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                          11,179,433       3,633,902       9,374,023      18,940,564
----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
FROM:
Net investment income-Class A                               --              --      (5,200,522)     (4,052,501)
Net investment income-Class B                               --              --        (112,615)       (113,234)
Net investment income-Class C                               --              --      (1,180,698)       (852,567)
Net investment income-Class Y                               --              --        (406,081)       (309,378)
Net investment income-Class P                      (11,179,756)     (3,634,028)    (15,351,768)     (8,525,424)
Net realized gains from investment
activities-Class A                                          --              --      (1,629,364)             --
Net realized gains from investment
activities-Class B                                          --              --         (42,754)             --
Net realized gains from investment
activities-Class C                                          --              --        (423,048)             --
Net realized gains from investment
activities-Class Y                                          --              --        (118,841)             --
Net realized gains from investment
activities-Class P                                          --              --      (4,301,214)             --
Return of capital-Class A                                   --              --              --              --
Return of capital-Class B                                   --              --              --              --
Return of capital-Class C                                   --              --              --              --
Return of capital-Class Y                                   --              --              --              --
Return of capital-Class P                                   --              --              --              --
----------------------------------------------------------------------------------------------------------------
                                                   (11,179,756)     (3,634,028)    (28,766,905)    (13,853,104)
----------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares               348,451,721     224,445,629     137,685,258     119,794,862
Cost of shares repurchased                        (244,003,932)   (166,362,878)   (113,305,282)    (99,721,593)
Proceeds from dividends reinvested                  10,597,316       3,378,866      25,934,155      12,161,782
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
beneficial interest transactions                   115,045,105      61,461,617      50,314,131      32,235,051
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets              115,044,782      61,461,491      30,921,249      37,322,511
----------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                227,528,109     166,066,618     509,786,796     472,464,285
End of period                                    $ 342,572,891   $ 227,528,109   $ 540,708,045     509,786,796
----------------------------------------------------------------------------------------------------------------
Accumulated undistributed (distributions in
excess of) net investment  income                $          --   $          --   $      91,442    $         --
----------------------------------------------------------------------------------------------------------------

*    Commencement of operations.

                                                            UBS PACE                         UBS PACE
                                                       INTERMEDIATE FIXED               STRATEGIC FIXED
                                                       INCOME INVESTMENTS              INCOME INVESTMENTS
                                                 ----------------------------------------------------------------

                                                    FOR THE         FOR THE         FOR THE         FOR THE
                                                   YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                 JULY 31, 2006   JULY 31, 2005   JULY 31, 2006   JULY 31, 2005
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                            $  14,589,370   $  11,979,348   $  24,274,223   $  14,904,819
Net realized gains (losses) from:
Investments, futures, options written, short
sales and swaps                                     (5,975,410)        722,344     (12,631,514)     10,817,038
Forward foreign currency contracts and foreign
currency transactions                                 (468,066)        721,567      (1,237,245)      2,314,558
Net change in unrealized
appreciation/depreciation of:
Investments, futures, options written, short
sales and swaps                                        236,333      (3,368,192)     (8,116,216)     (3,637,089)
Other assets and liabilities denominated in
foreign currency and  forward foreign currency
contracts                                               74,643        (444,969)        215,454        (154,439)
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                           8,456,870       9,610,098       2,504,702      24,244,887
-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
FROM:
Net investment income-Class A                       (2,250,715)     (2,461,828)     (1,003,597)       (771,766)
Net investment income-Class B                          (23,500)        (60,885)        (52,194)        (87,621)
Net investment income-Class C                         (182,084)       (216,782)       (291,408)       (237,708)
Net investment income-Class Y                          (38,941)        (39,084)        (41,788)        (28,544)
Net investment income-Class P                      (12,137,687)     (9,313,207)    (23,095,693)    (14,147,579)
Net realized gains from investment
activities-Class A                                          --              --              --        (548,508)
Net realized gains from investment
activities-Class B                                          --              --              --         (90,297)
Net realized gains from investment
activities-Class C                                          --              --              --        (198,165)
Net realized gains from investment
activities-Class Y                                          --              --              --         (16,511)
Net realized gains from investment
activities-Class P                                          --              --              --      (8,912,182)
Return of capital-Class A                                   --              --         (36,696)             --
Return of capital-Class B                                   --              --          (1,909)             --
Return of capital-Class C                                   --              --         (10,655)             --
Return of capital-Class Y                                   --              --          (1,528)             --
Return of capital-Class P                                   --              --        (844,488)             --
-----------------------------------------------------------------------------------------------------------------
                                                   (14,632,927)    (12,091,786)    (25,379,956)    (25,038,881)
-----------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares               123,568,034     125,092,768     206,862,456     165,854,478
Cost of shares repurchased                        (116,411,193)   (102,710,498)   (104,406,874)   (112,018,802)
Proceeds from dividends reinvested                  13,601,315      11,049,220      24,799,319      24,338,634
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
beneficial interest transactions                    20,758,156      33,431,490     127,254,901      78,174,310
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets               14,582,099      30,949,802     104,379,647      77,380,316
-----------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                398,612,159     367,662,357     463,736,004     386,355,688
End of period                                    $ 413,194,258   $ 398,612,159   $ 568,115,651   $ 463,736,004
-----------------------------------------------------------------------------------------------------------------
Accumulated undistributed (distributions in
excess of) net investment  income                $     183,918   $     122,681   $    (310,902)  $   3,295,114
-----------------------------------------------------------------------------------------------------------------

                                                            UBS PACE                        UBS PACE                UBS PACE
                                                        MUNICIPAL FIXED                   GLOBAL FIXED             HIGH YIELD
                                                       INCOME INVESTMENTS              INCOME INVESTMENTS          INVESTMENTS
                                                 ------------------------------------------------------------------------------
                                                                                                                 FOR THE PERIOD
                                                    FOR THE         FOR THE         FOR THE         FOR THE      APRIL 3, 2006*
                                                   YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED        THROUGH
                                                 JULY 31, 2006   JULY 31, 2005   JULY 31, 2006   JULY 31, 2005    JULY 31, 2006
-------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                             $  8,187,553   $  8,052,730    $ 10,998,729    $  8,980,486     $    213,453
Net realized gains (losses) from:
Investments, futures, options written, short
sales and swaps                                     (1,028,724)       941,267      (2,750,804)     11,805,323          (47,440)
Forward foreign currency contracts and foreign
currency transactions                                       --             --      (2,491,172)     15,854,189              981
Net change in unrealized
appreciation/depreciation of:
Investments, futures, options written, short
sales and swaps                                     (3,344,981)    (2,299,471)      3,781,471     (10,440,003)        (158,616)
Other assets and liabilities denominated in
foreign currency and  forward foreign currency
contracts                                                   --             --          58,111      (2,146,423)           2,326
-------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                           3,813,848      6,694,526       9,596,335      24,053,572           10,704
-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
FROM:
Net investment income-Class A                       (3,376,147)    (3,913,061)     (6,619,593)     (9,288,996)          (3,482)
Net investment income-Class B                          (37,964)       (85,409)        (51,482)        (93,928)              --
Net investment income-Class C                         (517,502)      (605,527)       (371,525)       (484,134)              --
Net investment income-Class Y                           (6,218)        (6,550)       (430,898)       (608,419)        (122,377)
Net investment income-Class P                       (4,248,538)    (3,444,998)    (16,051,437)    (14,601,051)         (86,595)
Net realized gains from investment
activities-Class A                                          --             --      (2,103,145)       (275,150)              --
Net realized gains from investment
activities-Class B                                          --             --         (20,197)        (3,248)               --
Net realized gains from investment
activities-Class C                                          --             --        (131,657)        (15,545)              --
Net realized gains from investment
activities-Class Y                                          --             --        (130,019)        (17,005)              --
Net realized gains from investment
activities-Class P                                          --             --      (4,705,956)       (402,636)              --
Return of capital-Class A                                   --             --              --              --               --
Return of capital-Class B                                   --             --              --              --               --
Return of capital-Class C                                   --             --              --              --               --
Return of capital-Class Y                                   --             --              --              --               --
Return of capital-Class P                                   --             --              --              --               --
-------------------------------------------------------------------------------------------------------------------------------
                                                    (8,186,369)    (8,055,545)    (30,615,909)    (25,790,112)        (212,454)
-------------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares                55,762,391     43,903,633     132,320,827     110,053,612       21,517,226
Cost of shares repurchased                         (51,579,006)   (54,324,278)    (88,454,425)    (76,153,174)     (10,078,087)
Proceeds from dividends reinvested                   6,818,706      6,533,146      27,961,635      22,748,986          210,732
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
beneficial interest transactions                    11,002,091     (3,887,499)     71,828,037      56,649,424       11,649,871
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                6,629,570     (5,248,518)     50,808,463      54,912,884       11,448,121
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                251,335,574    256,584,092     438,366,859     383,453,975               --
End of period                                     $257,965,144   $251,335,574    $489,175,322    $438,366,859     $ 11,448,121
-------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed (distributions in
excess of) net investment  income                 $      1,184   $         --    $   (935,868)   $ 14,329,633     $      1,980
-------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

                                                            UBS PACE                         UBS PACE
                                                         LARGE CO VALUE                   LARGE CO GROWTH
                                                       EQUITY INVESTMENTS               EQUITY INVESTMENTS
                                                ----------------------------------------------------------------
                                                    FOR THE          FOR THE          FOR THE         FOR THE
                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                 JULY 31, 2006    JULY 31, 2005    JULY 31, 2006   JULY 31, 2005
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                    $   16,184,292   $   14,166,765   $      830,980   $   1,012,868
Net realized gains (losses) from:
Investments, futures, options written and
short sales                                        192,912,867       74,056,309       65,357,616      38,148,379
Forward foreign currency contracts and
foreign currency transactions                              166              (40)             238              16
Net change in unrealized appreciation/
depreciation of:
Investments, futures, options written and
short sales                                        (57,561,205)     104,074,063      (72,027,369)     87,547,937
Other assets and liabilities denominated in
foreign currency and forward foreign currency
contracts                                                   --               --               --              --
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                          151,536,120      192,297,097       (5,838,535)    126,709,200
----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
FROM:
Net investment income-Class A                       (2,811,131)      (3,302,996)              --              --
Net investment income-Class B                               --               --               --              --
Net investment income-Class C                          (40,382)         (94,894)              --              --
Net investment income-Class Y                         (494,689)        (518,871)         (38,639)             --
Net investment income-Class P                      (10,815,370)      (8,802,029)        (976,879)             --
Net realized gains from investment
activities-Class A                                  (6,563,489)              --               --              --
Net realized gains from investment
activities-Class B                                    (139,073)              --               --              --
Net realized gains from investment
activities-Class C                                    (826,430)              --               --              --
Net realized gains from investment a
ctivities-Class Y                                     (925,110)              --               --              --
Net realized gains from investment
activities-Class P                                 (20,225,631)              --               --              --
----------------------------------------------------------------------------------------------------------------
                                                   (42,841,305)     (12,718,790)      (1,015,518)             --
----------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares               316,889,241      262,895,159      325,300,486     259,793,530
Cost of shares repurchased                        (246,832,494)    (225,829,854)    (174,278,739)   (157,328,240)
Proceeds from dividends reinvested                  41,467,832       12,283,985        1,000,787              --
----------------------------------------------------------------------------------------------------------------
Net increase in net assets from beneficial
interest transactions                              111,524,579       49,349,290      152,022,534     102,465,290
----------------------------------------------------------------------------------------------------------------
Redemption fees                                             --               --               --              --
----------------------------------------------------------------------------------------------------------------
Net increase in net assets                         220,219,394      228,927,597      145,168,481     229,174,490
----------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                              1,235,530,321    1,006,602,724      914,093,698     684,919,208
End of period                                   $1,455,749,715   $1,235,530,321   $1,059,262,179   $ 914,093,698
----------------------------------------------------------------------------------------------------------------
Accumulated undistributed (distributions in
excess of) net investment income                $    9,242,787   $    7,219,901   $      828,584   $   1,012,884
----------------------------------------------------------------------------------------------------------------

*    Commencement of operations

                                                           UBS PACE                        UBS PACE
                                                    SMALL/MEDIUM CO VALUE           SMALL/MEDIUM CO GROWTH
                                                      EQUITY INVESTMENTS              EQUITY INVESTMENTS
                                                -------------------------------------------------------------
                                                    FOR THE        FOR THE         FOR THE         FOR THE
                                                  YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                JULY 31, 2006   JULY 31, 2005   JULY 31, 2006   JULY 31, 2005
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                    $   (320,403)   $   (661,592)   $ (2,809,694)   $ (2,956,668)
Net realized gains (losses) from:
Investments, futures, options written and
short sales                                       42,411,166      62,560,612      59,143,616      20,928,779
Forward foreign currency contracts and
foreign currency transactions                             --             388              --              45
Net change in unrealized appreciation/
depreciation of:
Investments, futures, options written and
short sales                                      (61,059,149)     18,054,483     (75,433,598)     66,820,351
Other assets and liabilities denominated in
foreign currency and forward foreign currency
contracts                                                 --              --              --              --
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        (18,968,386)     79,953,891     (19,099,676)     84,792,507
-------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
FROM:
Net investment income-Class A                             --              --              --              --
Net investment income-Class B                             --              --              --              --
Net investment income-Class C                             --              --              --              --
Net investment income-Class Y                             --              --              --              --
Net investment income-Class P                             --              --              --              --
Net realized gains from investment
activities-Class A                                (9,372,561)     (5,167,885)     (7,647,042)       (246,244)
Net realized gains from investment
activities-Class B                                  (526,355)       (576,683)       (183,663)        (10,739)
Net realized gains from investment
activities-Class C                                (2,507,674)     (1,406,141)     (1,102,955)        (37,275)
Net realized gains from investment a
ctivities-Class Y                                   (817,914)       (394,662)       (543,931)        (13,563)
Net realized gains from investment
activities-Class P                               (66,750,635)    (29,368,166)    (49,707,564)     (1,173,710)
-------------------------------------------------------------------------------------------------------------
                                                 (79,975,139)    (36,913,537)    (59,185,155)     (1,481,531)
-------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares             118,318,169      98,632,360     118,906,392      95,303,311
Cost of shares repurchased                       (92,470,385)    (84,662,517)    (89,503,586)    (86,010,378)
Proceeds from dividends reinvested                78,650,332      36,228,640      58,111,178       1,450,971
-------------------------------------------------------------------------------------------------------------
Net increase in net assets from beneficial
interest transactions                            104,498,116      50,198,483      87,513,984      10,743,904
-------------------------------------------------------------------------------------------------------------
Redemption fees                                           --              --              --              --
-------------------------------------------------------------------------------------------------------------
Net increase in net assets                         5,554,591      93,238,837       9,229,153      94,054,880
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                              445,263,692     352,024,855     431,476,062     337,421,182
End of period                                   $450,818,283    $445,263,692    $440,705,215    $431,476,062
-------------------------------------------------------------------------------------------------------------
Accumulated undistributed (distributions in
excess of) net investment income                $         --    $         --    $         --    $         --
-------------------------------------------------------------------------------------------------------------

                                                                                                                   UBS PACE
                                                           UBS PACE                        UBS PACE               ALTERNATIVE
                                                        INTERNATIONAL               INTERNATIONAL EMERGING        STRATEGIES
                                                      EQUITY INVESTMENTS          MARKETS EQUITY INVESTMENTS      INVESTMENTS
                                                -------------------------------------------------------------   FOR THE PERIOD
                                                   FOR THE         FOR THE         FOR THE         FOR THE      APRIL 3, 2006*
                                                  YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED        THROUGH
                                                JULY 31, 2006   JULY 31, 2005   JULY 31, 2006   JULY 31, 2005    JULY 31, 2006
------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                    $   19,298,568   $  11,962,129   $  3,514,803   $  2,357,525     $    293,061
Net realized gains (losses) from:
Investments, futures, options written and
short sales                                        112,851,531      27,977,503     49,046,607     29,966,063         (283,213)
Forward foreign currency contracts and
foreign currency transactions                         (887,095)       (272,002)      (360,380)      (582,938)         (41,093)
Net change in unrealized appreciation/
depreciation of:
Investments, futures, options written and
short sales                                         73,625,180      78,881,825      1,136,749     33,018,810         (191,802)
Other assets and liabilities denominated in
foreign currency and forward foreign currency
contracts                                              211,075        (162,864)       (19,913)        32,868           (4,310)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                          205,099,259     118,386,591     53,317,866     64,792,328         (227,357)
------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
FROM:
Net investment income-Class A                       (1,382,690)       (407,967)      (165,084)          (743)              --
Net investment income-Class B                           (1,002)             --             --             --               --
Net investment income-Class C                          (42,341)             --         (8,961)            --               --
Net investment income-Class Y                         (868,192)       (366,534)      (195,302)       (22,732)              --
Net investment income-Class P                      (12,323,927)     (3,759,389)    (2,035,705)      (144,070)              --
Net realized gains from investment
activities-Class A                                          --              --             --             --               --
Net realized gains from investment
activities-Class B                                          --              --             --             --               --
Net realized gains from investment
activities-Class C                                          --              --             --             --               --
Net realized gains from investment a
ctivities-Class Y                                           --              --             --             --               --
Net realized gains from investment
activities-Class P                                          --              --             --             --               --
------------------------------------------------------------------------------------------------------------------------------
                                                   (14,618,152)     (4,533,890)    (2,405,052)      (167,545)              --
------------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares               272,356,127     218,161,287     97,379,050     69,352,891      107,953,964
Cost of shares repurchased                        (179,259,703)   (126,855,189)   (79,425,875)   (37,568,480)     (50,108,493)
Proceeds from dividends reinvested                  14,298,782       4,442,443      2,371,526        165,698               --
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from beneficial
interest transactions                              107,395,206      95,748,541     20,324,701     31,950,109       57,845,471
------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                          1,045              15         13,890            499               --
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                         297,877,358     209,601,257     71,251,405     96,575,391       57,618,114
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                776,174,373     566,573,116    235,927,927    139,352,536               --
End of period                                   $1,074,051,731   $ 776,174,373   $307,179,332   $235,927,927     $ 57,618,114
------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed (distributions in
excess of) net investment income                $   13,811,276   $   8,733,781   $  2,325,449   $  1,551,321     $    251,968
------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements


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

UBS PACE Select Advisors Trust
NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UBS PACE Select Advisors Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently composed of fourteen separate investment portfolios and was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fourteen portfolios available for investment, each having its own investment objectives and policies: UBS PACE Money Market Investments, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE High Yield Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments and UBS PACE Alternative Strategies Investments (collectively, the "Portfolios").

Each of the Portfolios is classified as a diversified investment company with the exception of UBS PACE Intermediate Fixed Income Investments, UBS PACE Global Fixed Income Investments and UBS PACE Alternative Strategies Investments. With the exception of UBS PACE Money Market Investments (which currently offers Class P shares only), each Portfolio currently offers Class A, Class B, Class C, Class Y and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available only to participants in the UBS PACE(SM) Select Advisors Program, except that UBS PACE Money Market Investments shares are also available to participants in the UBS PACE(SM) Multi Advisor Program.

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS--Each Portfolio (except UBS PACE Money Market Investments) calculates its net asset value based on the current market value for its portfolio securities. The Portfolios normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the Nasdaq Official Closing Price.


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

Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments and UBS PACE Alternative Strategies Investments may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange ("NYSE"), the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments of the UBS PACE Money Market Investments Portfolio are valued using the amortized cost method of valuation. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian.

Prior to November 1, 2005, foreign currency exchange rates were generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occurred between the time at which they were determined and the close of the NYSE, which would not have been reflected in the computation of the Portfolios' net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time periods, the securities were valued at their fair value as determined in good faith by or under the direction of the Board. Effective November 1, 2005, the Portfolios began using the foreign currency exchange rates determined as of the close of regular trading on the NYSE.

REPURCHASE AGREEMENTS--The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of UBS PACE Municipal Fixed Income Investments) may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded net of withholding taxes on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated using foreign currency exchange rates determined as of the close of regular trading on the NYSE; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Portfolios do not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations; such amount is categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax purposes. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

FORWARD FOREIGN CURRENCY CONTRACTS--Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable investment sub-advisor anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another. UBS PACE Alternative Strategies Investments may also enter into foreign currency strategies for purposes of risk management, efficient asset allocation and in pursuit of its investment objective.

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if

(1) the consummation of the contracts would not obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount not less than the value of a Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have matured.

SECURITIES TRADED ON TO-BE-ANNOUNCED BASIS--The Portfolios may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

At July 31, 2006, UBS PACE Government Securities Fixed Income Investments and UBS PACE Strategic Fixed Income Investments held TBA securities with a total cost of $219,592,773 and $18,718,418, respectively.

OPTION WRITING--Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio recognizes a realized capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

Written option activity for the year ended July 31, 2006 for UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments and UBS PACE Alternative Strategies Investments was as follows:

                                               UBS PACE
                                              GOVERNMENT             UBS PACE               UBS PACE               UBS PACE
                                              SECURITIES           INTERMEDIATE            STRATEGIC             ALTERNATIVE
                                                 FIXED             FIXED INCOME           FIXED INCOME            STRATEGIES
                                          INCOME INVESTMENTS        INVESTMENTS           INVESTMENTS            INVESTMENTS+
                                         ----------------------------------------------------------------------------------------
                                         NUMBER OF  AMOUNT OF             AMOUNT OF  NUMBER OF  AMOUNTS OF             AMOUNTS OF
                                         CONTRACTS   PREMIUMS  NUMBER OF   PREMIUMS  CONTRACTS   PREMIUMS   NUMBER OF   PREMIUMS
                                           (000)     RECEIVED  CONTRACTS   RECEIVED    (000)     RECEIVED   CONTRACTS   RECEIVED
                                         ----------------------------------------------------------------------------------------
Options outstanding  at July 31, 2005     30,000    $ 433,500     116      $84,763          0*  $ 103,346       --     $      --
Options written                           60,901      713,028      --           --     75,000     523,746      515       650,622
Options terminated  in closing purchase
transactions                                  (0)*    (57,698)     --           --    (17,500)   (125,525)    (149)     (183,375)
Options expired  prior to exercise       (30,001)    (513,125)    116       84,763         (0)*  (103,346)    (274)     (326,439)
Options outstanding  at July 31, 2006**   60,900    $ 575,705      --      $    --     57,500   $ 398,221       92     $ 140,808

*    Amount represents less than 500 contracts.

** For additional information regarding the written options outstanding at July 31, 2006, please refer to the footnotes in the Portfolio of Investments for the respective Portfolios.

+    Commencement of operations was April 3, 2006.

WRITTEN CALL OPTIONS--In the event that the counterparty to the written options contracts defaults on its obligation under the contracts, the maximum loss related to these contracts is limited to the market value of the securities subject to the written call options outstanding, which aggregated $21,087, $339,380 and $297,970 for UBS PACE Government Securities Fixed Income Investments, UBS PACE Strategic Fixed Income Investments and UBS PACE Alternative Strategies Investments, respectively, at July 31, 2006.

WRITTEN PUT OPTIONS--In the event that the counterparty to the written options contracts defaults on its obligation under the contracts, the maximum loss related to these contracts is limited to the notional amount of the written put options outstanding. At July 31, 2006, none of the Portfolios held written put options.

PURCHASED OPTIONS--Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

FUTURES CONTRACTS--Certain Portfolios may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign equity markets in connection with a reallocation of the Portfolios' assets or to manage the average duration of a Portfolio. In addition, a Portfolio may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains. Using


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

financial futures contracts involves various market risks. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. The maximum amount at risk from the purchase of a futures contract is the contract value.

Upon entering into a financial futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Portfolio each day depending on the fluctuations in the value of the underlying financial futures contracts, except that in the case of UBS PACE Global Fixed Income Investments, for which certain futures contracts may call for payments to be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

SHORT SALES "AGAINST THE BOX"--Each Portfolio (other than UBS PACE Money Market Investments and UBS PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Portfolio, and that Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box".

A Portfolio might make a short sale "against the box" to hedge against market risks when its investment manager or sub-advisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

SHORT SALES--UBS PACE Alternative Strategies Investments enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If UBS PACE Alternative Strategies Investments shorts a security when also holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. UBS PACE Alternative Strategies Investments will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). UBS PACE Alternative Strategies Investments is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Portfolio. UBS PACE Alternative Strategies Investments will maintain an account containing cash or liquid assets at such a level that the amount deposited in the account plus that


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

amount deposited with the broker as collateral will, at minimum, equal the current value of the stock sold short.

REVERSE REPURCHASE AGREEMENTS--Certain Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into reverse repurchase agreements, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Portfolios did not enter into any reverse repurchase agreements during the year ended July 31, 2006.

INTEREST RATE SWAP AGREEMENTS--Certain Portfolios may enter into interest rate swap agreements to protect themselves from interest rate fluctuations. UBS PACE Alternative Strategies Investments may also enter into swap transactions for purposes of risk management, efficient asset allocation and in pursuit of its investment objective. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of Operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

At July 31, 2006, UBS PACE Government Securities Fixed Income Investments and UBS PACE Strategic Fixed Income Investments had outstanding interest rate swap contracts with the following terms:

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

                                      RATE TYPE
                               ----------------------
      NOTIONAL                 PAYMENTS     PAYMENTS      UNREALIZED
       AMOUNT    TERMINATION    MADE BY     RECEIVED     APPRECIATION
        (000)       DATES      THE FUND   BY THE FUND   (DEPRECIATION)
----------------------------------------------------------------------
USD     5,700      12/20/13     5.466%+      5.000%        $   (222)
USD     8,100      12/20/13     5.466+       5.000             (315)
USD     3,000      12/15/15     5.000        5.466+         116,474
USD    10,000      12/20/16     5.000        5.466+         (14,958)
USD    15,100      12/20/16     5.000        5.466+         (16,156)
                                                           $ 84,823


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

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

                                       RATE TYPE
                                ----------------------
       NOTIONAL                 PAYMENTS     PAYMENTS      UNREALIZED
        AMOUNT    TERMINATION    MADE BY     RECEIVED     APPRECIATION
        (000)        DATES      THE FUND   BY THE FUND   (DEPRECIATION)
-----------------------------------------------------------------------
EUR       6,700     12/15/11    4.000%      3.334%++       $  (9,256)
EUR      19,000     12/15/11    4.000       3.334++          (26,245)
EUR      27,100     12/15/11    4.000       3.334++          (37,443)
EUR         900     06/18/34    3.334++     6.000              9,653
EUR       8,300     06/18/34    3.334++     6.000            155,034
GBP      21,300     09/20/09    4.869+++    4.500           (434,389)
GBP       7,100     09/15/10    4.869+++    5.000           (131,239)
GBP      19,200     09/15/10    4.869+++    5.000           (354,902)
GBP         300     12/15/35    4.000       4.869+++          (2,694)
GBP       9,300     12/15/35    4.000       4.869+++        (105,786)
JPY   3,000,000     06/15/12    2.000       0.486++++         60,762
USD     234,600     12/15/07    5.466+      5.000           (853,877)
USD      15,000     06/18/10    5.000       5.466+             4,507
USD       8,300     12/20/11    5.466+      5.000              7,384
USD      10,700     12/20/11    5.466+      5.000              9,520
USD      45,500     12/20/11    5.466+      5.000             41,165
USD       1,200     12/20/16    5.466+      5.000              1,284
USD      30,100     06/18/18    5.000       5.466+           590,038
USD       8,900     12/15/25    5.000       5.466+         1,118,452
USD       1,700     06/15/31    6.000       5.466+          (192,091)
USD       2,500     12/17/31    6.000       5.466+          (202,063)
                                                           $(352,186)

+    Rate based on 3 Month LIBOR (London Interbank Offered Rate).

++   Rate based on 6 Month LIBOR (EUR on Interbank Offered Rate).

+++  Rate based on 6 Month LIBOR (GBP on Interbank Offered Rate).

++++ Rate based on 6 Month LIBOR (JPY on Interbank Offered Rate).

EUR  Euro Dollars

GBP  Great Britain Pounds

JPY  Japanese Yen

USD  United States Dollars

CREDIT DEFAULT SWAP AGREEMENTS--Credit default swap agreements involve commitments to pay interest and principal in the event of a default of a security or a credit event. The Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a default or credit event.

The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon termination of swap contracts on the Statement of Operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

If no default or credit event occurs, the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically pays full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, and credit risk.

At July 31, 2006, UBS PACE Strategic Fixed Income Investments had outstanding credit default swap contracts with the following terms:

                                       RATE TYPE
                                ----------------------
       NOTIONAL                 PAYMENTS     PAYMENTS      UNREALIZED
        AMOUNT    TERMINATION    MADE BY     RECEIVED     APPRECIATION
        (000)        DATES      THE FUND   BY THE FUND   (DEPRECIATION)
-----------------------------------------------------------------------
USD      2,500      11/20/06    0.000%*       0.340%        $  1,065
USD      3,300      03/20/07    0.000**       4.650           69,232
USD      6,000      03/20/07    0.000***      4.100           83,659
-----------------------------------------------------------------------
                                                            $153,956
=======================================================================

* Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Russian Federation bond, 5.000%, due 03/31/30.

** Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the General Motors Acceptance Corporation bond, 6.875%, due 08/28/12.

*** Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Ford Motor Credit Co. bond, 7.000%, due 10/01/13.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the UBS PACE Global Fixed Income Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments and UBS PACE Alternative Strategies Investments Portfolios are authorized to invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. These risks are greater with respect to the securities in which the UBS PACE Small/Medium Co Value Equity Investments and UBS PACE Small/Medium Co Growth Equity Investments Portfolios tend to invest.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

INVESTMENT MANAGER AND ADMINISTRATOR

UBS Global Asset Management (US) Inc. ("UBS Global AM--US") served as the Trust's investment manager and administrator from August 1, 2005 until April 1, 2006. On April 1, 2006, the Trust's investment Management and Administration Agreement ("Management Contract") was transferred from UBS Global AM--US to UBS Global Asset Management (Americas) Inc. ("UBS Global AM--Americas").

The transfer of the Management Contract between sister companies occurred in connection with an internal reorganization involving UBS Global AM--US and UBS Global AM--Americas. The Trust's Board of Trustees approved the transfer of the Management Contract effective April 1, 2006. All of the personnel of UBS Global AM--US who previously provided investment management services to the Trust continue to provide investment management services to the Trust as employees of UBS Global AM--Americas. UBS Global AM--Americas has the same contractual rights and responsibilities under the Management Contract as those previously held by UBS Global AM--US. UBS Global AM--US and UBS Global AM--Americas are both indirect wholly owned subsidiaries of UBS AG. UBS Global AM--US continues to serve as each Portfolio's principal underwriter. In accordance with the Management Contract, each Portfolio pays UBS Global AM-Americas investment management and administration fees, which are accrued daily and paid monthly, in accordance with the following schedule:

                                                                 ANNUAL RATE
                                                              AS A PERCENTAGE OF
                                                               EACH PORTFOLIO'S
PORTFOLIO                                                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------------------------
UBS PACE Money Market Investments                         0.350%
UBS PACE Government Securities Fixed Income Investments   0.700% up to $500 million
                                                          0.650% above $500 million
                                                          up to $1 billion
                                                          0.625% above $1 billion
                                                          up to $1.5 billion
                                                          0.600% above $1.5 billion
                                                          up to $2 billion
                                                          0.575% above $2 billion
UBS PACE Intermediate Fixed Income Investments            0.600% up to $500 million
                                                          0.550% above $500 million
                                                          up to $1 billion
                                                          0.525% above $1 billion
                                                          up to $1.5 billion
                                                          0.500% above $1.5 billion
                                                          up to $2 billion
                                                          0.475% above $2 billion
UBS PACE Strategic Fixed Income Investments               0.700% up to $500 million
                                                          0.650% above $500 million
                                                          up to $1 billion
                                                          0.625% above $1 billion
                                                          up to $1.5 billion
                                                          0.600% above $1.5 billion
                                                          up to $2 billion
                                                          0.575% above $2 billion

                                                                    ANNUAL RATE
                                                                 AS A PERCENTAGE OF
                                                                  EACH PORTFOLIO'S
PORTFOLIO                                                     AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------------
UBS PACE Municipal Fixed Income Investments                  0.600% up to $500 million
                                                             0.550% above $500 million
                                                             up to $1 billion
                                                             0.525% above $1 billion
                                                             up to $1.5 billion
                                                             0.500% above $1.5 billion
                                                             up to $2 billion
                                                             0.475% above $2 billion
UBS PACE Global Fixed Income Investments                     0.800% up to $1 billion
                                                             0.775% above $1 billion
                                                             up to $2 billion
                                                             0.750% above $2 billion
UBS PACE High Yield Investments                              0.800% up to $500 million
                                                             0.750% above $500 million
                                                             up to $1 billion
                                                             0.725% above $1 billion
                                                             up to $1.5 billion
                                                             0.700% above $1.5 billion
                                                             up to $2 billion
                                                             0.675% above $2 billion
UBS PACE Large Co Value Equity Investments                   0.800%*
UBS PACE Large Co Growth Equity Investments                  0.800% up to $500 million
                                                             0.775% above $500 million
                                                             up to $1 billion
                                                             0.750% above $1 billion
                                                             up to $2 billion
                                                             0.725% above $2 billion
UBS PACE Small/Medium Co Value Equity Investments            0.800% up to $750 million
                                                             0.775% above $750 million
UBS PACE Small/Medium Co Growth Equity Investments           0.800% up to $750 million
                                                             0.775% above $750 million
UBS PACE International Equity Investments                    0.900% up to $500 million
                                                             0.875% above $500 million
                                                             up to $1 billion
                                                             0.850% above $1 billion
                                                             up to $2 billion
                                                             0.825% above $2 billion
UBS PACE International Emerging Markets Equity Investments   1.100% up to $500 million
                                                             1.075% above $500 million
                                                             up to $1 billion
                                                             1.050% above $1 billion
                                                             up to $2 billion
                                                             1.025% above $2 billion

UBS PACE Alternative Strategies Investments                  1.400% up to $500 million
                                                             1.350% above $500 million
                                                             up to $1 billion
                                                             1.300% above $1 billion
                                                             up to $1.5 billion
                                                             1.275% above $1.5 billion
                                                             up to $2 billion
                                                             1.250% above $2 billion

*    See page 238 for additional information.

Under separate Sub-Advisory Agreements, with the exception of UBS PACE Money Market Investments, UBS Global AM-Americas (not the Portfolios) pays each investment sub-advisor a fee from the investment management and administration fees which UBS Global AM-Americas receives, which is accrued daily and paid monthly, in accordance with the following schedule (prior to April 1, 2006, UBS Global AM-US paid sub-advisors pursuant to contracts similar to those currently in place with UBS Global AM-Americas):

                                                                                                              ANNUAL RATE
                                                                                                           AS A PERCENTAGE OF
                                                                                                            EACH PORTFOLIO'S
PORTFOLIO                                                       INVESTMENT SUB-ADVISOR                  AVERAGE DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income     Pacific Investment Management Company LLC              0.225%
Investments
UBS PACE Intermediate Fixed Income Investments  BlackRock Financial Management, Inc.                   0.200% up to $120 million
                                                                                                       0.100% above $120 million
UBS PACE Strategic Fixed Income Investments     Pacific Investment Management Company LLC              0.250%
UBS PACE Municipal Fixed Income Investments     Standish Mellon Asset Management Company LLC           0.200% up to $60 million
                                                                                                       0.150% above $60 million
UBS PACE Global Fixed Income Investments        Fischer Francis Trees & Watts, Inc. (and affiliates)   0.250% up to $400 million
                                                                                                       0.200% above $400 million
                                                Rogge Global Partners plc                              0.250%
UBS PACE High Yield Investments                 MacKay Shields LLC.                                    0.350%
UBS PACE Large Co Value Equity Investments      Institutional Capital Corp.                            0.300%
                                                SSgA Funds Management, Inc.                            0.150%
                                                Westwood Management Corp.                              0.300%
UBS PACE Large Co Growth Equity Investments     GE Asset Management, Inc.                              0.300%
                                                Marsico Capital Management, LLC                        0.300%
                                                SSgA Funds Management, Inc.                            0.150%
UBS PACE Small/Medium Co Value Equity           Ariel Capital Management, LLC                          0.300%
Investments                                     Metropolitan West Capital Management, LLC              0.400%
                                                Opus Capital Management, Inc.                          0.500% up to $75 million
                                                                                                       0.450% above $75 million
UBS PACE Small/Medium Co Growth Equity          Delaware Management Company, Inc.                      0.400%
Investments                                     ForstmannLeff Associates, LLC*                         0.450% up to $100 million
                                                                                                       0.400% above $100 million
                                                ForstmannLeff                                          0.450% up to $100 million
                                                                                                       0.400% above $100 million
                                                Riverbridge Partners, LLC                              0.400%
UBS PACE International Equity Investments       J.P. Morgan Investment Management, Inc.                0.200%
                                                Martin Currie, Inc.                                    0.350% up to $150 million
                                                                                                       0.300% above $150 million
                                                                                                       up to $250 million
                                                                                                       0.250% above $250 million
                                                                                                       up to $350 million
                                                                                                       0.200% above $350 million
                                                Mondrian Investment Partners Ltd.                      0.350% up to $150 million
                                                                                                       0.300% above $150 million
UBS PACE International Emerging Markets Equity  Mondrian Investment Partners Ltd.                      0.650% up to $150 million
Investments                                                                                            0.550% above $150 million
                                                                                                       up to $250 million
                                                                                                       0.500% above $250 million
                                                Gartmore Global Partners                               0.500%
UBS PACE Alternative Strategies Investments     Analytic Investors, Inc.                               0.750% up to $200 million
                                                                                                       0.700% above $200 million
                                                                                                       up to $400 million
                                                                                                       0.650% above $400 million
                                                Wellington Management Company, LLP                     0.750% up to $200 million
                                                                                                       0.725% above $200 million

* ForstmannLeff acquired substantially all of the assets and investment management contracts of ForstmannLeff Associates, LLC on April 28, 2006.

At July 31, 2006, certain Portfolios owed UBS Global AM-Americas for investment management and administration fees as follows:

PORTFOLIO                                                    AMOUNTS OWED
-------------------------------------------------------------------------
UBS PACE Money Market Investments                              $107,551
UBS PACE Government Securities Fixed Income Investments         316,155
UBS PACE Intermediate Fixed Income Investments                  209,628
UBS PACE Strategic Fixed Income Investments                     330,027
UBS PACE Municipal Fixed Income Investments                     130,381
UBS PACE Global Fixed Income Investments                        327,573
UBS PACE High Yield Investments                                   7,333
UBS PACE Large Co Value Equity Investments                      814,443
UBS PACE Large Co Growth Equity Investments                     663,627
UBS PACE Small/Medium Co Value Equity Investments               307,383
UBS PACE Small/Medium Co Growth Equity Investments              299,434
UBS PACE International Equity Investments                       787,272
UBS PACE International Emerging Markets Equity Investments      283,157
UBS PACE Alternative Strategies Investments                      60,145

UBS Global AM-Americas has entered into a written agreement with each of UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments under which UBS Global AM-Americas is contractually obligated to waive its management fees to the extent necessary to reflect the lower overall fees paid to the Portfolios' investment sub-advisors as a result of the lower sub-advisory fees paid by UBS Global AM-Americas to SSgA Funds Management, Inc. Additionally, UBS PACE Large Co Value Equity Investments and UBS Global AM-Americas have entered into additional fee waivers, effective December 1, 2003 with respect to UBS Global AM-America's predecessor, whereby, UBS Global AM-Americas has agreed to permanently reduce its management fees based on the Portfolio's average daily net assets to the following rates: $0 to $250 million-0.60%; in excess of $250 million up to $500 million-0.57%; in excess of $500 million up to $1 billion-0.53%; and over $1 billion-0.50%.

For the year ended July 31, 2006, UBS Global AM-Americas (or UBS Global AM-US for periods prior to April 1, 2006) was contractually obligated to waive $1,708,391 and $453,235 in investment management and administration fees for UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Investments, respectively. Additionally, for the period ended July 31, 2006, UBS Global AM-Americas or (UBS Global AM-US for periods prior to April 1, 2006) had the following voluntary expense reimbursements and recoupments. The recoupments are included in the investment management and administration fees on the Statement of operations. The expense reimbursements for the period ended July 31, 2006, which are subject to repayment by the Portfolios through December 1, 2009, were as follows:

                                                              EXPENSE
PORTFOLIO                                                 REIMBURSEMENTS   RECOUPMENTS
--------------------------------------------------------------------------------------
UBS PACE Money Market Investments                           $1,115,063            --
UBS PACE Government Securities Fixed Income Investments        436,299            --
UBS PACE Intermediate Fixed Income Investments                  59,483            --
UBS PACE Strategic Fixed Income Investments                    246,669       $ 2,754
UBS PACE Municipal Fixed Income Investments                    154,037            --
UBS PACE Global Fixed Income Investments                       473,401         1,861
UBS PACE High Yield Investments                                109,662            --
UBS PACE Large Co Value Equity Investments                          --        91,511
UBS PACE Large Co Growth Equity Investments                      3,346        96,135

                                                                 EXPENSE
PORTFOLIO                                                    REIMBURSEMENTS   RECOUPMENTS
-----------------------------------------------------------------------------------------
UBS PACE Small/Medium Co Value Equity Investments               $ 84,446        $    432
UBS PACE Small/Medium Co Growth Equity Investments               189,097              --
UBS PACE International Equity Investments                             --          39,401
UBS PACE International Emerging Markets Equity Investments            --         257,639
UBS PACE Alternative Strategies Investments                      191,026              --

UBS Global AM-Americas is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse certain operating expenses for the twelve months ending December 1, 2006 to maintain the total annual operating expenses at a level not to exceed the following:

                                                                   EFFECTIVE
PORTFOLIO                                                           12/01/05
----------------------------------------------------------------------------
UBS PACE Money Market Investments                                    0.60%
UBS PACE Government Securities Fixed Income Investments--Class A     1.12
UBS PACE Government Securities Fixed Income Investments--Class B     1.87
UBS PACE Government Securities Fixed Income Investments--Class C     1.62
UBS PACE Government Securities Fixed Income Investments--Class Y     0.87
UBS PACE Government Securities Fixed Income Investments--Class P     0.87
UBS PACE Intermediate Fixed Income Investments--Class A              1.05
UBS PACE Intermediate Fixed Income Investments--Class B              1.80
UBS PACE Intermediate Fixed Income Investments--Class C              1.55
UBS PACE Intermediate Fixed Income Investments--Class Y              0.80
UBS PACE Intermediate Fixed Income Investments--Class P              0.80
UBS PACE Strategic Fixed Income Investments--Class A                 1.18
UBS PACE Strategic Fixed Income Investments--Class B                 1.93
UBS PACE Strategic Fixed Income Investments--Class C                 1.68
UBS PACE Strategic Fixed Income Investments--Class Y                 0.93
UBS PACE Strategic Fixed Income Investments--Class P                 0.93
UBS PACE Municipal Fixed Income Investments--Class A                 1.01
UBS PACE Municipal Fixed Income Investments--Class B                 1.76
UBS PACE Municipal Fixed Income Investments--Class C                 1.51
UBS PACE Municipal Fixed Income Investments--Class Y                 0.76
UBS PACE Municipal Fixed Income Investments--Class P                 0.76
UBS PACE Global Fixed Income Investments--Class A                    1.38
UBS PACE Global Fixed Income Investments--Class B                    2.13
UBS PACE Global Fixed Income Investments--Class C                    1.88
UBS PACE Global Fixed Income Investments--Class Y                    1.13
UBS PACE Global Fixed Income Investments--Class P                    1.13
UBS PACE High Yield Investments--Class A ****                        1.35
UBS PACE High Yield Investments--Class B                             2.10
UBS PACE High Yield Investments--Class C                             1.85
UBS PACE High Yield Investments--Class Y *                           1.10
UBS PACE High Yield Investments--Class P **                          1.10
UBS PACE Large Co Value Equity Investments--Class A                  1.27
UBS PACE Large Co Value Equity Investments--Class B                  2.02
UBS PACE Large Co Value Equity Investments--Class C                  2.02
UBS PACE Large Co Value Equity Investments--Class Y                  1.02

                                                                       EFFECTIVE
PORTFOLIO                                                               12/01/05
--------------------------------------------------------------------------------
UBS PACE Large Co Value Equity Investments--Class P                      1.02%
UBS PACE Large Co Growth Equity Investments--Class A                     1.30
UBS PACE Large Co Growth Equity Investments--Class B                     2.05
UBS PACE Large Co Growth Equity Investments--Class C                     2.05
UBS PACE Large Co Growth Equity Investments--Class Y                     1.05
UBS PACE Large Co Growth Equity Investments--Class P                     1.05
UBS PACE Small/Medium Co Value Equity Investments--Class A               1.41
UBS PACE Small/Medium Co Value Equity Investments--Class B               2.16
UBS PACE Small/Medium Co Value Equity Investments--Class C               2.16
UBS PACE Small/Medium Co Value Equity Investments--Class Y               1.16
UBS PACE Small/Medium Co Value Equity Investments--Class P               1.16
UBS PACE Small/Medium Co Growth Equity Investments--Class A              1.38
UBS PACE Small/Medium Co Growth Equity Investments--Class B              2.13
UBS PACE Small/Medium Co Growth Equity Investments--Class C              2.13
UBS PACE Small/Medium Co Growth Equity Investments--Class Y              1.13
UBS PACE Small/Medium Co Growth Equity Investments--Class P              1.13
UBS PACE International Equity Investments--Class A                       1.65
UBS PACE International Equity Investments--Class B                       2.40
UBS PACE International Equity Investments--Class C                       2.40
UBS PACE International Equity Investments--Class Y                       1.40
UBS PACE International Equity Investments--Class P                       1.40
UBS PACE International Emerging Markets Equity Investments--Class A      2.25
UBS PACE International Emerging Markets Equity Investments--Class B      3.00
UBS PACE International Emerging Markets Equity Investments--Class C      3.00
UBS PACE International Emerging Markets Equity Investments--Class Y      2.00
UBS PACE International Emerging Markets Equity Investments--Class P      2.00
UBS PACE Alternative Strategies Investments--Class A **                  1.95
UBS PACE Alternative Strategies Investments--Class B *****               2.70
UBS PACE Alternative Strategies Investments--Class C ***                 2.70
UBS PACE Alternative Strategies Investments--Class Y *                   1.70
UBS PACE Alternative Strategies Investments--Class P **                  1.70

*    The share class' effective date is 04/03/06 (commencement of issuance).

**   The share class' effective date is 04/10/06 (commencement of issuance).

***  The share class' effective date is 04/11/06 (commencement of issuance).

**** The share class' effective date is 05/01/06 (commencement of issuance).

***** The share class' effective date is 05/19/06 (commencement of issuance).

Each Portfolio will repay UBS Global AM-Americas for any such reimbursed payments during a three-year period following December 1, 2006, to the extent that operating expenses are otherwise below the expense caps.

Portfolio expense caps were changed effective December 1, 2005. For this reason the current expense caps may not correspond directly to the expense ratios disclosed in the financial highlights as the periods reflected differ.

At July 31, 2006, the following Portfolios had remaining expense reimbursements subject to repayment to UBS Global AM-Americas and respective dates of expiration as follows:

                                                                       EXPENSE
                                                                   REIMBURSEMENTS    EXPIRES   EXPIRES      EXPIRES
                                                                     SUBJECT TO     JULY 31,   JULY 31,    JULY 31,
PORTFOLIO                                                             REPAYMENT       2007       2008        2009
--------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                    $2,344,079     $510,180   $718,836   $1,115,063
UBS PACE Government Securities Fixed Income Investments--Class A        427,793      216,241    131,857       79,695
UBS PACE Government Securities Fixed Income Investments--Class B         20,272       12,369      5,606        2,297
UBS PACE Government Securities Fixed Income Investments--Class C        164,417       75,838     47,054       41,525
UBS PACE Government Securities Fixed Income Investments--Class Y         26,836       15,212      8,778        2,846
UBS PACE Government Securities Fixed Income Investments--Class P        870,577      295,474    265,167      309,936
UBS PACE Intermediate Fixed Income Investments--Class A                 111,277       62,979     18,529       29,769
UBS PACE Intermediate Fixed Income Investments--Class B                   5,721        3,162      1,730          829
UBS PACE Intermediate Fixed Income Investments--Class C                  10,471        5,375      2,749        2,347
UBS PACE Intermediate Fixed Income Investments--Class Y                   1,829          941        606          282
UBS PACE Intermediate Fixed Income Investments--Class P                 173,829      105,228     42,345       26,256
UBS PACE Strategic Fixed Income Investments--Class A                      3,670        3,670         --           --
UBS PACE Strategic Fixed Income Investments--Class B                      2,380          977        770          633
UBS PACE Strategic Fixed Income Investments--Class P                    646,854      186,960    213,858      246,036
UBS PACE Municipal Fixed Income Investments--Class A                    318,405      175,866     92,476       50,063
UBS PACE Municipal Fixed Income Investments--Class B                     11,156        7,322      2,881          953
UBS PACE Municipal Fixed Income Investments--Class C                     55,292       30,233     15,723        9,336
UBS PACE Municipal Fixed Income Investments--Class Y                        693          313        214          166
UBS PACE Municipal Fixed Income Investments--Class P                    257,989       98,160     66,310       93,519
UBS PACE Global Fixed Income Investments--Class A                       256,098      150,181     72,872       33,045
UBS PACE Global Fixed Income Investments--Class B                         3,488        2,095        977          416
UBS PACE Global Fixed Income Investments--Class C                        15,635        7,929      5,871        1,835
UBS PACE Global Fixed Income Investments--Class Y                         2,390        2,390         --           --
UBS PACE Global Fixed Income Investments--Class P                     1,141,772      334,334    369,333      438,105
UBS PACE High Yield Investments--Class A                                  2,976           --         --        2,976
UBS PACE High Yield Investments--Class Y                                 28,988           --         --       28,988
UBS PACE High Yield Investments--Class P                                 77,698           --         --       77,698
UBS PACE Large Co Growth Equity Investments--Class B                     11,133        5,487      2,941        2,705
UBS PACE Large Co Growth Equity Investments--Class C                      2,345        1,704         --          641
UBS PACE Small/Medium Co Value Equity Investments--Class P              209,778       93,704     31,628       84,446
UBS PACE Small/Medium Co Growth Equity Investments--Class B               1,628          590        143          895
UBS PACE Small/Medium Co Growth Equity Investments--Class P             444,470      101,672    154,596      188,202
UBS PACE Alternative Strategies Investments--Class A                     23,838           --         --       23,838
UBS PACE Alternative Strategies Investments--Class B                         13           --         --           13
UBS PACE Alternative Strategies Investments--Class C                        998           --         --          998
UBS PACE Alternative Strategies Investments--Class Y                     61,695           --         --       61,695
UBS PACE Alternative Strategies Investments--Class P                    104,482           --         --      104,482

UBS PACE Strategic Fixed Income Investments Class C and Class Y, UBS PACE Large Co Value Equity Investments Class A, Class B, Class C, Class Y and Class P, UBS PACE Large Co Growth Equity Investments Class A, Class Y and Class P, UBS PACE Small/Medium Co Value Equity Investments Class A, Class B, Class C and Class Y, UBS PACE Small/Medium Co Growth Equity Investments Class A, Class C and Class Y, UBS PACE International Equity Investments Class A, Class B, Class C, Class Y and Class P and UBS PACE International Emerging Markets Equity Investments Class A, Class B, Class C, Class Y and Class P have no remaining expense reimbursements subject to repayment.

At July 31, 2006, UBS Global AM-Americas owed (was owed by) certain Portfolios for expense reimbursements (recouped expense reimbursements) as follows:

                                                                   AMOUNTS
PORTFOLIO                                                        DUE (OWED)
---------------------------------------------------------------------------
UBS PACE Money Market Investments                                 $195,106
UBS PACE Government Securities Fixed Income Investments             34,779
UBS PACE Intermediate Fixed Income Investments                       5,453
UBS PACE Strategic Fixed Income Investments                         39,234
UBS PACE Municipal Fixed Income Investments                         13,668
UBS PACE Global Fixed Income Investments                            62,309
UBS PACE High Yield Investments                                     79,887
UBS PACE Large Co Value Equity Investments                         (20,874)
UBS PACE Large Co Growth Equity Investments                          5,515
UBS PACE Small/Medium Co Value Equity Investments                   46,488
UBS PACE Small/Medium Co Growth Equity Investments                  54,313
UBS PACE International Equity Investments                             (229)
UBS PACE International Emerging Markets Equity Investments             896
UBS PACE Alternative Strategies Investments                        120,433

During the year ended July 31, 2006, UBS PACE Large Co Value Equity Investments, UBS PACE Small/Medium Co Value Equity Investments and UBS PACE Alternative Strategies Investments paid $18,137, $460 and $28, respectively, in brokerage commissions to UBS Securities LLC, an indirect wholly owned subsidiary of UBS AG. UBS PACE International Emerging Markets Equity paid $105,163 in brokerage commissions to UBS Warburg LLC, an indirect wholly owned subsidiary of UBS AG. UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments and UBS PACE Alternative Strategies Investments paid $660, $98,643 and $58, respectively, in brokerage commissions to UBS AG, for transactions executed on behalf of the respective Portfolios.

ADDITIONAL INFORMATION REGARDING COMPENSATION TO AFFILIATE OF A BOARD MEMBER

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested trustee of the Portfolios. The Portfolios have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the period ended July 31, 2006, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

UBS PACE Large Co Value Equity Investments                   $ 61,489
UBS PACE Large Co Growth Equity Investments                    27,747
UBS PACE Small/Medium Co Value Equity Investments              10,311
UBS PACE Small/Medium Co Growth Equity Investments             27,483
UBS PACE International Equity Investments                     153,441
UBS PACE International Emerging Markets Equity Investments     91,801
UBS PACE Alternative Strategies Investments                     2,308

During the period ended July 31, 2006, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

UBS PACE Money Market Investments                            $280,859,118
UBS PACE Government Securities Fixed Income Investments       673,818,526
UBS PACE Intermediate Fixed Income Investments                 84,759,820
UBS PACE Strategic Fixed Income Investments                   915,113,625
UBS PACE Municipal Fixed Income Investments                    25,542,815
UBS PACE Global Fixed Income Investments                      166,695,710
UBS PACE High Yield Investments                                   488,425
UBS PACE Large Co Growth Equity Investments                     2,553,145
UBS PACE Small/Medium Co Growth Equity Investments                136,400
UBS PACE International Equity Investments                         223,047
UBS PACE International Emerging Markets Equity Investments      4,170,573

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

SERVICE AND DISTRIBUTION PLANS

UBS Global AM-US is the principal underwriter of each Portfolios' shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Portfolios (with the exception of UBS PACE Money Market Investments) pay UBS Global AM-US monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees (1) at the annual rate of 0.75% of the average daily net assets on Class B and Class C shares for UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments and UBS PACE Alternative Strategies Investments Portfolios and (2) at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, respectively, for UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments and UBS PACE Global Fixed Income Investments Portfolios and UBS PACE High Yield Investments.

UBS Global AM-US also receives the proceeds of the initial sales charges paid upon the purchase of Class A and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares.

At July 31, 2006, certain Portfolios owed UBS Global AM-US service and distribution fees, and for the period ended July 31, 2006, certain Portfolios were informed by UBS Global AM-US that it had earned sales charges as follows:

                                                                       SERVICE AND    SALES
                                                                      DISTRIBUTION   CHARGES
PORTFOLIO                                                               FEES OWED     EARNED
--------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments--Class A         $24,251     $20,498
UBS PACE Government Securities Fixed Income Investments--Class B           2,392       5,417
UBS PACE Government Securities Fixed Income Investments--Class C          19,147       2,262
UBS PACE Intermediate Fixed Income Investments--Class A                   12,775       2,935
UBS PACE Intermediate Fixed Income Investments--Class B                      547         528
UBS PACE Intermediate Fixed Income Investments--Class C                    3,364         473
UBS PACE Strategic Fixed Income Investments--Class A                       4,356       1,584
UBS PACE Strategic Fixed Income Investments--Class B                         924       2,947
UBS PACE Strategic Fixed Income Investments--Class C                       4,022           9
UBS PACE Municipal Fixed Income Investments--Class A                      21,052      20,003
UBS PACE Municipal Fixed Income Investments--Class B                         834      13,984
UBS PACE Municipal Fixed Income Investments--Class C                      11,043          --
UBS PACE Global Fixed Income Investments--Class A                         26,132       5,692
UBS PACE Global Fixed Income Investments--Class B                            741       3,591
UBS PACE Global Fixed Income Investments--Class C                          4,746         259
UBS PACE High Yield Investments--Class A                                      71       6,068
UBS PACE Large Co Value Equity Investments--Class A                       61,654      32,816
UBS PACE Large Co Value Equity Investments--Class B                        4,498      11,781
UBS PACE Large Co Value Equity Investments--Class C                       30,537       1,298
UBS PACE Large Co Growth Equity Investments--Class A                      17,571      19,363
UBS PACE Large Co Growth Equity Investments--Class B                       1,246       4,768
UBS PACE Large Co Growth Equity Investments--Class C                       6,460         466
UBS PACE Small/Medium Co Value Equity Investments--Class A                 9,851      18,201
UBS PACE Small/Medium Co Value Equity Investments--Class B                 1,627       4,277
UBS PACE Small/Medium Co Value Equity Investments--Class C                 9,996         282
UBS PACE Small/Medium Co Growth Equity Investments--Class A               10,433      10,225
UBS PACE Small/Medium Co Growth Equity Investments--Class B                  601       2,938
UBS PACE Small/Medium Co Growth Equity Investments--Class C                5,788         411
UBS PACE International Equity Investments--Class A                        23,129      21,701
UBS PACE International Equity Investments--Class B                           615       1,138
UBS PACE International Equity Investments--Class C                         6,802         549
UBS PACE International Emerging Markets Equity Investments--Class A        4,346      42,742
UBS PACE International Emerging Markets Equity Investments--Class B          441       1,325
UBS PACE International Emerging Markets Equity Investments--Class C        4,591         638
UBS PACE Alternative Strategies Investments--Class A                       1,635      30,194
UBS PACE Alternative Strategies Investments--Class B                           3          --
UBS PACE Alternative Strategies Investments--Class C                         232          --

REDEMPTION FEES

UBS PACE High Yield Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments and UBS PACE Alternative Strategies Investments charge a 1.00% redemption fee if you sell or exchange Class A shares or sell Class Y shares less than 90 days after you purchase them. This amount will be paid to the applicable Portfolio not to UBS Global AM-US. For the year ended July 31, 2006 redemption fees paid to UBS PACE High Yield Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments and UBS PACE Alternative Strategies Investments were $0, $1,045, $13,890 and $0, respectively.

TRANSFER AGENCY AND RELATED SERVICES FEES

UBS Financial Services Inc. provides transfer agency related services to the Portfolios pursuant to a delegation of authority from PFPC Inc. ("PFPC"), the Portfolios' transfer agent, and was compensated for these services by PFPC, not the Portfolios.

For the period ended July 31, 2006, UBS Financial Services Inc. received from PFPC, not the Portfolios, total transfer agency related services fees as follows:

                                                              TRANSFER AGENCY
                                                             RELATED SERVICES
PORTFOLIO                                                       FEES EARNED
-----------------------------------------------------------------------------
UBS PACE Money Market Investments                                $595,700
UBS PACE Government Securities Fixed Income Investments           388,106
UBS PACE Intermediate Fixed Income Investments                    214,478
UBS PACE Strategic Fixed Income Investments                       472,491
UBS PACE Municipal Fixed Income Investments                        93,010
UBS PACE Global Fixed Income Investments                          571,004
UBS PACE High Yield Investments                                     2,419
UBS PACE Large Co Value Equity Investments                        755,563
UBS PACE Large Co Growth Equity Investments                       643,896
UBS PACE Small/Medium Co Value Equity Investments                 583,965
UBS PACE Small/Medium Co Growth Equity Investments                588,402
UBS PACE International Equity Investments                         607,541
UBS PACE International Emerging Markets Equity Investments        512,011
UBS PACE Alternative Strategies Investments                         4,543

For the period ended July 31, 2006, each Portfolio accrued transfer agency and related services fees payable to PFPC on each class as follows:

                                                                   TRANSFER AGENCY
                                                                     AND RELATED
PORTFOLIO                                                           SERVICES FEES
----------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments--Class A       $133,652
UBS PACE Government Securities Fixed Income Investments--Class B          3,834
UBS PACE Government Securities Fixed Income Investments--Class C         60,186
UBS PACE Government Securities Fixed Income Investments--Class Y          2,336
UBS PACE Government Securities Fixed Income Investments--Class P        505,742
UBS PACE Intermediate Fixed Income Investments--Class A                  89,811
UBS PACE Intermediate Fixed Income Investments--Class B                   1,645
UBS PACE Intermediate Fixed Income Investments--Class C                   7,904
UBS PACE Intermediate Fixed Income Investments--Class Y                   1,194
UBS PACE Intermediate Fixed Income Investments--Class P                 296,479
UBS PACE Strategic Fixed Income Investments--Class A                     26,237
UBS PACE Strategic Fixed Income Investments--Class B                      2,308
UBS PACE Strategic Fixed Income Investments--Class C                      8,198
UBS PACE Strategic Fixed Income Investments--Class Y                        326
UBS PACE Strategic Fixed Income Investments--Class P                    785,830

                                                                      TRANSFER AGENCY
                                                                        AND RELATED
PORTFOLIO                                                              SERVICES FEES
-------------------------------------------------------------------------------------
UBS PACE Municipal Fixed Income Investments--Class A                      $ 51,297
UBS PACE Municipal Fixed Income Investments--Class B                           902
UBS PACE Municipal Fixed Income Investments--Class C                        10,912
UBS PACE Municipal Fixed Income Investments--Class Y                           188
UBS PACE Municipal Fixed Income Investments--Class P                       115,815
UBS PACE Global Fixed Income Investments--Class A                          187,262
UBS PACE Global Fixed Income Investments--Class B                            1,732
UBS PACE Global Fixed Income Investments--Class C                           10,956
UBS PACE Global Fixed Income Investments--Class Y                            1,695
UBS PACE Global Fixed Income Investments--Class P                          819,450
UBS PACE High Yield Investments--Class A                                        59
UBS PACE High Yield Investments--Class Y                                         4
UBS PACE High Yield Investments--Class P                                     2,980
UBS PACE Large Co Value Equity Investments--Class A                        308,004
UBS PACE Large Co Value Equity Investments--Class B                         15,524
UBS PACE Large Co Value Equity Investments--Class C                         53,759
UBS PACE Large Co Value Equity Investments--Class Y                          3,073
UBS PACE Large Co Value Equity Investments--Class P                        954,742
UBS PACE Large Co Growth Equity Investments--Class A                       135,977
UBS PACE Large Co Growth Equity Investments--Class B                         8,279
UBS PACE Large Co Growth Equity Investments--Class C                        21,531
UBS PACE Large Co Growth Equity Investments--Class Y                         1,067
UBS PACE Large Co Growth Equity Investments--Class P                       945,377
UBS PACE Small/Medium Co Value Equity Investments--Class A                  57,368
UBS PACE Small/Medium Co Value Equity Investments--Class B                   5,326
UBS PACE Small/Medium Co Value Equity Investments--Class C                  17,991
UBS PACE Small/Medium Co Value Equity Investments--Class Y                   1,561
UBS PACE Small/Medium Co Value Equity Investments--Class P                 911,870
UBS PACE Small/Medium Co Growth Equity Investments--Class A                 76,321
UBS PACE Small/Medium Co Growth Equity Investments--Class B                  4,100
UBS PACE Small/Medium Co Growth Equity Investments--Class C                 13,626
UBS PACE Small/Medium Co Growth Equity Investments--Class Y                    645
UBS PACE Small/Medium Co Growth Equity Investments--Class P                910,757
UBS PACE International Equity Investments--Class A                         142,514
UBS PACE International Equity Investments--Class B                           2,605
UBS PACE International Equity Investments--Class C                          16,680
UBS PACE International Equity Investments--Class Y                           3,268
UBS PACE International Equity Investments--Class P                         891,564
UBS PACE International Emerging Markets Equity Investments--Class A         30,891
UBS PACE International Emerging Markets Equity Investments--Class B          1,377
UBS PACE International Emerging Markets Equity Investments--Class C          9,014
UBS PACE International Emerging Markets Equity Investments--Class Y          2,625
UBS PACE International Emerging Markets Equity Investments--Class P        826,114

                                                       TRANSFER AGENCY
                                                         AND RELATED
PORTFOLIO                                               SERVICES FEES
----------------------------------------------------------------------
UBS PACE Alternative Strategies Investments--Class A        $1,456
UBS PACE Alternative Strategies Investments--Class B             4
UBS PACE Alternative Strategies Investments--Class C            90
UBS PACE Alternative Strategies Investments--Class Y             7
UBS PACE Alternative Strategies Investments--Class P         4,184

SECURITIES LENDING

Each Portfolio may lend securities up to 331/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, and other affiliated broker-dealers have been approved as borrowers under the Portfolios' securities lending program. UBS Securities LLC is each Portfolio's lending agent.

For the period ended July 31, 2006, UBS Securities LLC earned compensation from certain Portfolios as the Portfolios' lending agent as follows:

PORTFOLIO                                                    COMPENSATION
-------------------------------------------------------------------------
UBS PACE Intermediate Fixed Income Investments                 $ 12,882
UBS PACE Strategic Fixed Income Investments                       6,044
UBS PACE Global Fixed Income Investments                          5,834
UBS PACE High Yield Investments                                     436
UBS PACE Large Co Value Equity Investments                       29,999
UBS PACE Large Co Growth Equity Investments                      93,583
UBS PACE Small/Medium Co Value Equity Investments                36,385
UBS PACE Small/Medium Co Growth Equity Investments               72,130
UBS PACE International Equity Investments                       159,214
UBS PACE International Emerging Markets Equity Investments       48,059

At July 31, 2006, certain Portfolios owed UBS Securities LLC compensation as the Portfolios' lending agent as follows:

PORTFOLIO                                                    AMOUNTS OWED
-------------------------------------------------------------------------
UBS PACE Intermediate Fixed Income Investments                  $  342
UBS PACE Strategic Fixed Income Investments                        107
UBS PACE High Yield Investments                                    209
UBS PACE Large Co Value Equity Investments                       4,332
UBS PACE Large Co Growth Equity Investments                      5,051
UBS PACE Small/Medium Co Value Equity Investments                3,052
UBS PACE Small/Medium Co Growth Equity Investments               6,926
UBS PACE International Equity Investments                        3,453
UBS PACE International Emerging Markets Equity Investments       3,402

At July 31, 2006 UBS PACE Intermediate Fixed Income Investments and UBS PACE Large Co Growth Equity Investments had securities on loan having a market value of $15,069,419 and $111,827,132, respectively. The custodian for UBS PACE Intermediate Fixed Income Investments and UBS PACE Large Co Growth Equity Investments held cash and cash equivalents as collateral for securities loaned of $10,543,364 and $115,090,420, respectively. In addition UBS PACE Intermediate Fixed Income Investments and UBS PACE Large Co Growth Equity Investments held US Government and agency securities having an aggregate value of $5,094,492 and $823,817, respectively as collateral for portfolio securities loaned as follows:

PRINCIPAL
AMOUNT                                              MATURITY   INTEREST
(000)                                                 DATES      RATES       VALUE
------------------------------------------------------------------------------------
UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
  $5,375    Federal National Mortgage Association   03/16/19     3.125%   $5,094,492
UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS
    $423    US Treasury Bond                        05/15/17     8.750%   $  559,000
     200    US Treasury Bond                        02/15/25     7.625       264,817
                                                                          $  823,817

BANK LINE OF CREDIT

Each Portfolio, other than UBS PACE Money Market Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments and UBS PACE Alternative Strategies Investments, participates with other funds managed, advised or sub-advised by UBS Global AM-Americas in a $100 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, each Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Interest is charged to each Portfolio at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. For the year ended July 31, 2006, the following Portfolios had borrowings:

                                                                AVERAGE DAILY                    WEIGHTED AVERAGE
                                                             AMOUNT OF BORROWING       DAYS         ANNUALIZED      INTEREST
PORTFOLIO                                                        OUTSTANDING       OUTSTANDING     INTEREST RATE     EXPENSE
----------------------------------------------------------------------------------------------------------------------------
UBS PACE Small/Medium Co. Value Equity Investments                $1,030,505             5            5.030%         $   720
UBS PACE International Equity Investments                          3,472,247             7            5.560            3,754
UBS PACE International Emerging Markets Equity Investments         1,677,921            43            5.320           10,662

UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments participate with funds advised by UBS Global AM-Americas, in a $50 million committed credit facility with JPMorgan Chase Bank ("JPMorgan Chase Bank Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the JPMorgan Chase Bank Facility arrangement, each Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the JPMorgan Chase Bank Facility. Interest will be charged to each Portfolio at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. For the year ended July 31, 2006, none of the Portfolios borrowed under the JPMorgan Chase Bank Facility. Effective September 12, 2006 the amount of the committed credit facility increased from $50 million to $75 million. Also, UBS PACE Alternative Strategies Investments was added to the $75 million credit facility with JPMorgan Chase Bank.

PURCHASES AND SALES OF SECURITIES

For the period ended July 31, 2006, aggregate purchases and sales of portfolio securities, excluding short-term securities and US government and agency securities, were as follows:

PORTFOLIO                                                       PURCHASES          SALES
--------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments      $   33,298,343   $   30,535,432
UBS PACE Intermediate Fixed Income Investments                  184,051,828      136,833,933
UBS PACE Strategic Fixed Income Investments                     192,725,963       99,322,536
UBS PACE Municipal Fixed Income Investments                      76,629,765       66,813,449
UBS PACE Global Fixed Income Investments                        516,332,055      467,945,244
UBS PACE High Yield Investments                                  14,074,942        3,757,124
UBS PACE Large Co Value Equity Investments                    1,338,117,910    1,242,781,295
UBS PACE Large Co Growth Equity Investments                     764,817,928      622,127,600
UBS PACE Small/Medium Co Value Equity Investments               389,613,667      358,279,875
UBS PACE Small/Medium Co Growth Equity Investments              583,673,141      576,589,602
UBS PACE International Equity Investments                       601,996,400      482,236,042
UBS PACE International Emerging Markets Equity Investments      265,842,884      239,273,998
UBS PACE Alternative Strategies Investments                      57,387,959       25,299,660

For the period ended July 31, 2006, aggregate purchases and sales of US government and agency securities, excluding short-term securities, were as follows:

PORTFOLIO                                                       PURCHASES          SALES
--------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments      $3,802,720,385   $3,718,876,099
UBS PACE Intermediate Fixed Income Investments                1,326,709,475    1,296,265,027
UBS PACE Strategic Fixed Income Investments                     753,606,390      803,971,502
UBS PACE Global Fixed Income Investments                        232,730,719      315,022,415
UBS PACE Large Co Value Equity Investments                        1,092,540        6,623,152
UBS PACE Large Co Growth Equity Investments                         736,277        3,427,312
UBS PACE Alternative Strategies Investments                         129,590           60,347

COMMISSION RECAPTURE PROGRAM

Effective November 1, 2005, the Board approved a brokerage commission recapture program for the following Portfolios: UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment sub-advisor chooses to execute a transaction through a participating broker, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio. The recaptured commissions are reflected on the Statement of Operations within the net realized and unrealized gains (losses) on investment activities.

FEDERAL TAX STATUS

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended July 31, 2006 and July 31, 2005 were as follows:

                                                            2006                                             2005
                                    ----------------------------------------------------   ----------------------------------------
                                                                 LONG TERM                                              LONG TERM
                                    TAX-EXEMPT     ORDINARY       REALIZED     RETURN OF   TAX-EXEMPT     ORDINARY       REALIZED
PORTFOLIO                             INCOME        INCOME     CAPITAL GAINS    CAPITAL      INCOME        INCOME     CAPITAL GAINS
-----------------------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments           --   $11,179,756             --           --           --   $ 3,634,028             --
UBS PACE Government Securities
Fixed Income Investments                    --    28,579,154    $   187,751           --           --    13,853,104             --
UBS PACE Intermediate Fixed
Income Investments                          --    14,632,927             --           --           --    12,091,786             --
UBS PACE Strategic Fixed Income
Investments                                 --    24,484,680             --     $895,276           --    18,253,107    $ 6,785,774
UBS PACE Municipal Fixed Income
Investments                         $8,175,630        10,739             --           --   $8,042,174        13,371             --
UBS PACE Global Fixed Income
Investments                                 --    27,895,802      2,720,107           --           --    25,076,528        713,584
UBS PACE High Yield Investments             --       212,454             --           --           --            --             --
UBS PACE Large Co Value Equity
Investments                                 --    14,161,572     28,679,733           --           --    12,718,790             --
UBS PACE Large Co Growth Equity
Investments                                 --     1,015,518             --           --           --            --             --
UBS PACE Small/Medium Co Value
Equity Investments                          --     5,242,333     74,732,806           --           --            --     36,913,537
UBS PACE Small/Medium Co Growth
Equity Investments                          --     7,275,452     51,909,703           --           --            --      1,481,531
UBS PACE International Equity
Investments                                 --    14,618,152             --           --           --     4,533,890             --
UBS PACE International Emerging
Markets Equity Investments                  --     2,405,052             --           --           --       167,545             --

At July 31, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

                                                                        ACCUMULATED
                                                       UNDISTRIBUTED      REALIZED
                                       UNDISTRIBUTED     LONG-TERM      CAPITAL AND      UNREALIZED
                                          ORDINARY        CAPITAL          OTHER        APPRECIATION
PORTFOLIO                                  INCOME          GAINS           LOSSES      (DEPRECIATION)       TOTAL
--------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments       $   647,312               --   $        (610)             --    $    646,702
UBS PACE Government Securities Fixed
Income Investments                           91,442               --      (9,321,360)   $ (7,020,046)    (16,249,964)
UBS PACE Intermediate Fixed Income
Investments                                 183,918               --     (46,857,955)     (5,007,822)    (51,681,859)
UBS PACE Strategic Fixed Income
Investments                                      --               --     (14,412,374)     (7,690,336)    (22,102,710)
UBS PACE Municipal Fixed Income
Investments                                   1,184               --      (2,728,413)       (164,863)     (2,892,092)
UBS PACE Global Fixed Income
Investments                                      --               --      (6,332,265)      3,605,402      (2,726,863)
UBS PACE High Yield Investments               1,980               --         (37,499)       (166,231)       (201,750)
UBS PACE Large Co Value Equity
Investments                              40,040,841     $118,842,100              --     148,282,533     307,165,474
UBS PACE Large Co Growth Equity
Investments                                 828,584               --    (105,450,236)     61,136,809     (43,484,843)
UBS PACE Small/Medium Co Value
Equity Investments                               --        9,691,643              --      26,861,998      36,553,641

                                                                          ACCUMULATED
                                                          UNDISTRIBUTED     REALIZED
                                          UNDISTRIBUTED     LONG-TERM     CAPITAL AND     UNREALIZED
                                             ORDINARY        CAPITAL         OTHER       APPRECIATION
PORTFOLIO                                     INCOME          GAINS          LOSSES     (DEPRECIATION)       TOTAL
---------------------------------------------------------------------------------------------------------------------
UBS PACE Small/Medium Co Growth  Equity
Investments                                         --     $11,632,319            --     $ 18,917,568    $ 30,549,887
UBS PACE International Equity
Investments                                $17,728,477      68,873,542     $(495,539)     164,315,612     250,422,092
UBS PACE International Emerging Markets
Equity Investments                          17,245,389      29,128,013      (141,467)      38,767,311      84,999,246
UBS PACE Alternative Strategies
Investments                                    250,763              --      (311,525)        (166,595)       (227,357)

At July 31, 2006, the following Portfolios had net capital loss carryforwards available as reductions, to the extent provided in the regulations, of future net realized gains. These losses expire as follows:

                         UBS PACE
                        GOVERNMENT     UBS PACE       UBS PACE      UBS PACE                    UBS PACE
           UBS PACE     SECURITIES   INTERMEDIATE    STRATEGIC     MUNICIPAL      UBS PACE      LARGE CO       UBS PACE
ISCAL       MONEY         FIXED          FIXED         FIXED         FIXED          HIGH         GROWTH      ALTERNATIVE
YEAR        MARKET        INCOME        INCOME         INCOME        INCOME        YIELD         EQUITY       STRATEGIES
ENDING   INVESTMENTS   INVESTMENTS    INVESTMENTS   INVESTMENTS   INVESTMENTS   INVESTMENTS    INVESTMENTS   INVESTMENTS
------------------------------------------------------------------------------------------------------------------------
2006           --              --              --            --            --          --               --           --
2007         $161              --     $19,243,361    $3,237,458            --          --               --           --
2008           --              --       3,620,638            --    $1,519,395          --               --           --
2009           --              --              --            --            --          --               --           --
2010           --              --              --            --            --          --               --           --
2011           --              --       9,353,216            --            --          --     $105,450,236           --
2012           --              --       7,849,781            --            --          --               --           --
2013           --              --              --            --            --          --               --           --
2014          272        $754,479       3,023,333     4,672,538            --     $37,499               --     $311,525
------------------------------------------------------------------------------------------------------------------------
Total        $433        $754,479     $43,090,329    $7,909,996    $1,519,395     $37,499     $105,450,236     $311,525
========================================================================================================================

During the fiscal year, the following Portfolios utilized capital loss carryforwards to offset current year realized gains:

                                               CAPITAL LOSS
                                              CARRYFORWARDS
PORTFOLIO                                        UTILIZED
-----------------------------------------------------------
UBS PACE Municipal Fixed Income Investments    $   179,275
UBS PACE Large Co Value Equity Investments      13,004,616
UBS PACE Large Co Growth Equity Investments     65,854,731
UBS PACE International Equity Investments       43,798,411
UBS PACE International Emerging Markets
Equity Investments                               5,417,228

In accordance with US Treasury regulations, the following Portfolios have elected to defer realized capital losses, foreign currency losses and passive foreign investment company losses ("PFIC") arising after October 31, 2005. Such losses are treated for tax purposes as arising on August 1, 2006:

                                                                           FOREIGN
                                                               CAPITAL    CURRENCY     PFIC
PORTFOLIO                                                      LOSSES      LOSSES     LOSSES
--------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                            $      177         --        --
UBS PACE Government Securities Fixed Income Investments       8,566,881         --        --
UBS PACE Intermediate Fixed Income Investments                3,767,626         --        --
UBS PACE Strategic Fixed Income Investments                   6,502,378         --        --
UBS PACE Municipal Fixed Income Investments                   1,209,018         --        --
UBS PACE Global Fixed Income Investments                      5,047,351   $697,526        --
UBS PACE International Equity Investments                            --    409,104   $86,435
UBS PACE International Emerging Markets Equity Investments           --    141,467        --

For federal income tax purposes the tax cost of investments and the components of net unrealized appreciation (depreciation) of investments at July 31, 2006 were as follows:

                                                                                  GROSS          GROSS      NET UNREALIZED
                                                               TAX COST OF     UNREALIZED     UNREALIZED     APPRECIATION
PORTFOLIO                                                      INVESTMENTS    APPRECIATION   DEPRECIATION   (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                            $  343,023,902             --             --              --
UBS PACE Government Securities Fixed Income Investments         764,706,351   $  2,846,640   $(10,506,124)   $ (7,659,484)
UBS PACE Intermediate Fixed Income Investments                  484,751,562        575,097     (5,686,342)     (5,111,245)
UBS PACE Strategic Fixed Income Investments                     593,844,119      3,180,985    (10,513,712)     (7,332,727)
UBS PACE Municipal Fixed Income Investments                     257,262,001      2,222,186     (2,387,049)       (164,863)
UBS PACE Global Fixed Income Investments                        467,992,384      9,114,400     (5,915,191)      3,199,209
UBS PACE High Yield Investments                                  12,350,180         46,798       (215,355)       (168,557)
UBS PACE Large Co Value Equity Investments                    1,528,992,312    169,387,640    (21,105,107)    148,282,533
UBS PACE Large Co Growth Equity Investments                   1,119,251,115    114,691,723    (53,554,914)     61,136,809
UBS PACE Small/Medium Co Value Equity Investments               524,878,160     60,298,832    (33,436,834)     26,861,998
UBS PACE Small/Medium Co Growth Equity Investments              502,105,301     51,702,530    (32,784,962)     18,917,568
UBS PACE International Equity Investments                       989,352,588    182,900,637    (18,767,074)    164,133,563
UBS PACE International Emerging Markets Equity Investments      287,628,466     49,508,296    (10,667,831)     38,840,465
UBS PACE Alternative Strategies Investments                      57,299,897        980,923     (1,701,807)       (720,884)

At July 31, 2006, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Portfolios' net assets as follows:

                                                               ACCUMULATED     ACCUMULATED
                                                             NET INVESTMENT   NET REALIZED   BENEFICIAL
PORTFOLIO                                                      INCOME/LOSS     GAIN/LOSS      INTEREST
-------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments       $   880,747     $  (880,747)           --
UBS PACE Intermediate Fixed Income Investments                    104,794        (104,794)           --
UBS PACE Strategic Fixed Income Investments                    (2,500,283)      3,395,559    $ (895,276)
UBS PACE Global Fixed Income Investments                       (2,739,295)      2,795,429       (56,134)
UBS PACE High Yield Investments                                       981            (981)           --
UBS PACE Large Co Value Equity Investments                            166            (166)           --
UBS PACE Large Co Growth Equity Investments                           238            (238)           --
UBS PACE Small/Medium Co Value Equity Investments                 320,403         (73,548)     (246,855)
UBS PACE Small/Medium Co Growth Equity Investments              2,809,694      (2,809,694)           --
UBS PACE International Equity Investments                         397,079        (397,079)           --
UBS PACE International Emerging Markets Equity Investments       (335,623)        335,623            --
UBS PACE Alternative Strategies Investments                       (41,093)         41,093            --

These differences are primarily due to tax treatment of foreign currency and futures transactions, net operating losses, paydown gains and losses, distributions in excess of net investment income, disposition of PFIC investments, swap adjustments, tax return of capital and adjustments for certain debt obligations.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolios' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48, and its impact on the financial statements has not yet been determined.

SHARES OF BENEFICIAL INTEREST

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except UBS PACE Money Market Investments, about which similar information is provided in the Statement of changes in net assets, were as follows:

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2006:

                                                    CLASS A                    CLASS B                  CLASS C
                                           -------------------------   ----------------------   ----------------------
                                             SHARES        AMOUNT       SHARES       AMOUNT      SHARES       AMOUNT
Shares sold                                   119,930   $  1,541,052      6,877   $    89,990      9,740   $   124,745
Shares repurchased                         (2,193,158)   (28,268,978)   (53,936)     (695,900)  (481,288)   (6,214,052)
Shares converted from Class B to Class A       66,135        857,342    (66,135)     (857,342)        --            --
Dividends reinvested                          363,468      4,676,245      7,817       100,712    102,071     1,314,160
Net decrease                               (1,643,625)  $(21,194,339)  (105,377)  $(1,362,540)  (369,477)  $(4,775,147)

                                                   CLASS Y                   CLASS P
                                           ----------------------   -------------------------
                                            SHARES       AMOUNT       SHARES        AMOUNT
Shares sold                                  56,979   $   734,234   10,488,906   $135,195,237
Shares repurchased                         (194,684)   (2,506,140)  (5,872,595)   (75,620,212)
Dividends reinvested                         40,052       515,657    1,503,288     19,327,381
Net increase (decrease)                     (97,653)  $(1,256,249)   6,119,599   $ 78,902,406

FOR THE YEAR ENDED JULY 31, 2005:

                                                    CLASS A                    CLASS B                  CLASS C
                                           -------------------------   ----------------------   ----------------------
                                             SHARES        AMOUNT       SHARES       AMOUNT      SHARES       AMOUNT
Shares sold                                   240,905   $  3,196,768     12,070   $   159,555     16,006   $   212,204
Shares repurchased                         (2,187,606)   (28,947,549)  (130,237)   (1,723,279)  (507,096)   (6,716,124)
Shares converted from Class B to Class A      205,408      2,713,937   (205,408)   (2,713,937)        --            --
Dividends reinvested                          206,517      2,732,966      5,889        77,950     51,924       687,575
Net decrease                               (1,534,776)  $(20,303,878)  (317,686)  $(4,199,711)  (439,166)  $(5,816,345)

                                                   CLASS Y                   CLASS P
                                           ----------------------   -------------------------
                                            SHARES       AMOUNT       SHARES        AMOUNT
Shares sold                                 106,763   $ 1,414,427    8,665,864   $114,811,908
Shares repurchased                         (167,064)   (2,211,297)  (4,539,551)   (60,123,344)
Dividends reinvested                         22,900       303,063      631,549      8,360,228
Net increase (decrease)                     (37,401)  $  (493,807)   4,757,862   $ 63,048,792

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2006:

                                                    CLASS A                  CLASS B                 CLASS C
                                           -------------------------   -------------------   ----------------------
                                             SHARES        AMOUNT       SHARES     AMOUNT     SHARES       AMOUNT
Shares sold                                   144,344   $  1,634,312        70   $     785     16,431   $   186,675
Shares repurchased                         (1,608,717)   (18,243,585)  (13,718)   (155,416)  (227,310)   (2,579,489)
Shares converted from Class B to Class A       58,434        663,974   (58,327)   (663,974)        --            --
Dividends reinvested                          135,952      1,539,224     1,242      14,117     10,369       117,585
Net decrease                               (1,269,987)  $(14,406,075)  (70,733)  $(804,488)  (200,510)  $(2,275,229)

                                                  CLASS Y                  CLASS P
                                           -------------------   -------------------------
                                            SHARES     AMOUNT      SHARES        AMOUNT
Shares sold                                 32,822   $ 371,976   10,698,506   $121,374,286
Shares repurchased                         (37,806)   (429,209)  (8,383,191)   (95,003,494)
Dividends reinvested                         3,434      38,888    1,050,386     11,891,501
Net increase (decrease)                     (1,550)  $ (18,345)   3,365,701   $ 38,262,293

FOR THE YEAR ENDED JULY 31, 2005:

                                                    CLASS A                    CLASS B                  CLASS C
                                           -------------------------   ----------------------   ----------------------
                                             SHARES        AMOUNT       SHARES       AMOUNT      SHARES       AMOUNT
Shares sold                                   145,415   $  1,683,948      7,980        92,835    122,415   $ 1,421,230
Shares repurchased                         (1,803,042)   (20,853,484)   (81,133)     (940,154)  (295,408)   (3,420,813)
Shares converted from Class B to Class A      212,304      2,457,451   (212,022)   (2,457,451)        --            --
Dividends reinvested                          147,589      1,705,775      3,673        42,600     12,260       141,912
Net decrease                               (1,297,734)  $(15,006,310)  (281,502)  $(3,262,170)  (160,733)  $(1,857,671)

                                                  CLASS Y                  CLASS P
                                           -------------------   -------------------------
                                            SHARES     AMOUNT      SHARES        AMOUNT
Shares sold                                 24,593   $ 284,804   10,515,412   $121,609,951
Shares repurchased                         (39,334)   (454,827)  (6,656,590)   (77,041,220)
Dividends reinvested                         3,376      39,036      789,224      9,119,897
Net increase (decrease)                    (11,365)  $(130,987)   4,648,046   $ 53,688,628

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2006:

                                                   CLASS A                 CLASS B                  CLASS C
                                           ----------------------   ---------------------   ----------------------
                                            SHARES       AMOUNT      SHARES      AMOUNT      SHARES       AMOUNT
Shares sold                                 245,115   $ 3,295,291     2,478   $    33,312     17,839   $   241,745
Shares repurchased                         (477,132)   (6,423,257)  (20,214)     (275,864)  (144,787)   (1,954,494)
Shares converted from Class B to Class A     58,725       805,296   (58,740)     (805,296)        --            --
Dividends reinvested                         60,755       819,199     2,573        34,801     18,302       246,924
Net decrease                               (112,537)  $(1,503,471)  (73,903)  $(1,013,047)  (108,646)  $(1,465,825)

                                                 CLASS Y                  CLASS P
                                           -------------------   --------------------------
                                            SHARES     AMOUNT      SHARES        AMOUNT
Shares sold                                 35,268   $ 475,173   15,053,005   $202,816,935
Shares repurchased                         (53,564)   (719,561)  (7,062,349)   (95,033,698)
Dividends reinvested                         3,211      43,316    1,758,547     23,655,079
Net increase (decrease)                    (15,085)  $(201,072)   9,749,203   $131,438,316

FOR THE YEAR ENDED JULY 31, 2005:

                                                   CLASS A                  CLASS B                  CLASS C
                                           ----------------------   ----------------------   ----------------------
                                            SHARES       AMOUNT      SHARES       AMOUNT      SHARES       AMOUNT
Shares sold                                 259,448   $ 3,627,280     13,622   $   189,336     12,382   $   173,278
Shares repurchased                         (590,864)   (8,262,922)   (77,946)   (1,089,750)  (101,174)   (1,417,727)
Shares converted from Class B to Class A    162,313     2,264,103   (162,388)   (2,264,103)        --            --
Dividends reinvested                         73,892     1,028,986      9,451       131,517     25,348       352,832
Net decrease                                (95,211)  $(1,342,553)  (217,261)  $(3,033,000)   (63,444)  $  (891,617)

                                                 CLASS Y                   CLASS P
                                           -------------------   --------------------------
                                            SHARES     AMOUNT      SHARES         AMOUNT
Shares sold                                 56,004   $ 782,946   11,528,532   $ 161,081,638
Shares repurchased                         (28,134)   (392,683)  (7,251,291)   (100,855,720)
Dividends reinvested                         3,239      45,055    1,636,913      22,780,244
Net increase                                31,109   $ 435,318    5,914,154   $  83,006,162

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2006:

                                                    CLASS A                    CLASS B                  CLASS C
                                           -------------------------   ----------------------   ----------------------
                                             SHARES        AMOUNT       SHARES       AMOUNT      SHARES       AMOUNT
Shares sold                                   188,769   $  2,329,335      4,662   $    57,964     11,097   $   136,271
Shares repurchased                         (1,584,062)   (19,592,475)   (81,648)   (1,013,255)  (338,225)   (4,177,074)
Shares converted from Class B to Class A       57,785        714,611    (57,765)     (714,611)        --            --
Dividends reinvested                          186,656      2,305,611      1,611        19,953     33,062       408,429
Net decrease                               (1,150,852)  $(14,242,918)  (133,140)  $(1,649,949)  (294,066)  $(3,632,374)

                                                CLASS Y                 CLASS P
                                           -----------------   -------------------------
                                           SHARES    AMOUNT      SHARES        AMOUNT
Shares sold                                    8    $    95     4,309,033   $ 53,238,726
Shares repurchased                          (786)    (9,734)   (2,166,439)   (26,786,468)
Dividends reinvested                         256      3,165       330,686      4,081,548
Net increase (decrease)                     (522)   $(6,474)    2,473,280   $ 30,533,806

FOR THE YEAR ENDED JULY 31, 2005:

                                                    CLASS A                    CLASS B                  CLASS C
                                           -------------------------   ----------------------   ----------------------
                                             SHARES        AMOUNT      SHARES        AMOUNT      SHARES       AMOUNT
Shares sold                                   184,806   $  2,333,285      7,648   $    96,838      8,468   $   107,288
Shares repurchased                         (1,765,519)   (22,295,464)   (88,323)   (1,114,684)  (347,520)   (4,385,586)
Shares converted from Class B to Class A       96,378      1,215,210    (96,366)   (1,215,210)        --            --
Dividends reinvested                          213,046      2,688,917      3,358        42,444     37,894       478,372
Net decrease                               (1,271,289)  $(16,058,052)  (173,683)  $(2,190,612)  (301,158)  $(3,799,926)

                                                CLASS Y                 CLASS P
                                           -----------------   -------------------------
                                           SHARES    AMOUNT      SHARES        AMOUNT
Shares sold                                    18   $    231    3,274,677   $ 41,365,991
Shares repurchased                         (1,340)   (16,963)  (2,097,752)   (26,511,581)
Dividends reinvested                          295      3,725      263,129      3,319,688
Net increase (decrease)                    (1,027)  $(13,007)   1,440,054   $ 18,174,098

UBS PACE GLOBAL FIXED INCOME INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2006:

                                                    CLASS A                   CLASS B                 CLASS C
                                           -------------------------   --------------------   ----------------------
                                             SHARES        AMOUNT       SHARES      AMOUNT     SHARES       AMOUNT
Shares sold                                   384,370   $  4,334,016     4,197    $  48,867     38,437   $   437,093
Shares repurchased                         (2,200,009)   (24,934,708)  (22,590)    (253,820)  (147,790)   (1,667,050)
Shares converted from Class B to Class A       30,391        333,149   (29,598)    (333,149)        --            --
Dividends reinvested                          586,170      6,526,303     3,175       35,374     35,870       398,917
Net decrease                               (1,199,078)  $(13,741,240)  (44,816)   $(502,728)   (73,483)  $  (831,040)

                                                   CLASS Y                   CLASS P
                                           ----------------------   -------------------------
                                            SHARES       AMOUNT       SHARES        AMOUNT
Shares sold                                  74,327   $   832,061   11,202,280   $126,668,790
Shares repurchased                         (281,401)   (3,175,093)  (5,168,419)   (58,423,754)
Dividends reinvested                         49,346       549,341    1,837,524     20,451,700
Net increase (decrease)                    (157,728)  $(1,793,691)   7,871,385   $ 88,696,736

FOR THE YEAR ENDED JULY 31, 2005:

                                                    CLASS A                  CLASS B                 CLASS C
                                           -------------------------   -------------------   ----------------------
                                             SHARES        AMOUNT       SHARES     AMOUNT     SHARES       AMOUNT
Shares sold                                   225,024   $  2,745,706     7,353   $  89,537     73,884   $   905,666
Shares repurchased                         (2,127,576)   (25,994,815)  (37,812)   (457,120)  (107,392)   (1,312,955)
Shares converted from Class B to Class A       12,406        151,246   (12,385)   (151,246)        --            --
Dividends reinvested                          564,268      6,963,736     3,740      46,325     30,887       381,495
Net decrease                               (1,325,878)  $(16,134,127)  (39,104)  $(472,504)    (2,621)  $   (25,794)

                                                   CLASS Y                   CLASS P
                                           ----------------------   -------------------------
                                            SHARES       AMOUNT       SHARES        AMOUNT
Shares sold                                  94,818   $ 1,163,420    8,613,309   $105,149,283
Shares repurchased                         (178,850)   (2,170,550)  (3,785,099)   (46,217,734)
Dividends reinvested                         49,769       613,403    1,196,101     14,744,027
Net increase (decrease)                     (34,263)  $  (393,727)   6,024,311   $ 73,675,576

UBS PACE HIGH YIELD INVESTMENTS
FOR THE PERIOD ENDED JULY 31, 2006:

                              CLASS A (a)            CLASS Y (b)               CLASS P (c)
                          -----------------   ------------------------   -----------------------
                          SHARES    AMOUNT      SHARES        AMOUNT       SHARES       AMOUNT
Shares sold               35,047   $344,952    1,000,000   $10,000,361   1,138,080   $11,171,913
Shares repurchased           (99)      (968)  (1,012,429)   (9,925,339)    (15,510)     (151,780)
Dividends reinvested         201      1,960       12,429       122,377       8,845        86,395
Net increase              35,149   $345,944           --   $   197,399   1,131,415   $11,106,528

(a)  For the period May 1, 2006 (commencement of issuance) through July 31,
     2006.

(b)  For the period April 3, 2006 (commencement of issuance) through July 24,
     2006.

(c) For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2006:

                                   CLASS A                    CLASS B                  CLASS C
                          -------------------------   ----------------------   ----------------------
                            SHARES        AMOUNT       SHARES       AMOUNT      SHARES       AMOUNT
Shares sold                  298,811   $  6,412,644      8,552   $   184,505     25,853   $   551,145
Shares repurchased        (2,598,811)   (55,492,178)   (75,526)   (1,602,926)  (381,789)   (8,102,680)
Shares converted from
Class B to Class A           116,905      2,468,395   (117,027)   (2,468,395)        --            --
Dividends reinvested         408,766      8,539,044      5,820       122,164     38,531       806,834
Net decrease              (1,774,329)  $(38,072,095)  (178,181)  $(3,764,652)  (317,405)  $(6,744,701)

                                  CLASS Y                     CLASS P
                          ----------------------   ----------------------------
                           SHARES       AMOUNT       SHARES          AMOUNT

Shares sold                169,473   $ 3,664,657   14,281,941   $ 306,076,290
Shares repurchased        (341,642)   (7,358,722)  (8,123,091)   (174,275,988)
Dividends reinvested        67,344     1,409,511    1,464,350      30,590,279
Net increase (decrease)   (104,825)  $(2,284,554)   7,623,200   $ 162,390,581

FOR THE YEAR ENDED JULY 31, 2005:

                                   CLASS A                    CLASS B                   CLASS C
                          -------------------------   -----------------------   ----------------------
                            SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
Shares sold                  237,169   $  4,518,236     18,861   $    360,045     34,191   $   650,755
Shares repurchased        (3,635,348)   (69,095,333)  (214,846)    (4,023,485)  (472,818)   (8,931,212)
Shares converted from
Class B to Class A           717,005     13,504,079   (718,811)   (13,504,079)        --            --
Dividends reinvested         157,944      3,021,455         --             --      4,610        88,379
Net decrease              (2,523,230)  $(48,051,563)  (914,796)  $(17,167,519)  (434,017)  $(8,192,078)

                                   CLASS Y                    CLASS P
                          ------------------------   --------------------------
                            SHARES        AMOUNT       SHARES        AMOUNT

Shares sold                  209,247   $ 4,027,746   13,233,106   $ 253,338,377
Shares repurchased          (326,471)   (6,183,235)  (7,213,855)   (137,596,589)
Dividends reinvested          26,899       515,123      452,878       8,659,028
Net increase (decrease)      (90,325)  $(1,640,366)   6,472,129   $ 124,400,816

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2006:

                                   CLASS A                    CLASS B                  CLASS C
                          -------------------------   ----------------------   ----------------------
                            SHARES        AMOUNT       SHARES       AMOUNT       SHARES      AMOUNT
Shares sold                  367,264   $  5,968,036      6,255   $    97,390     24,651   $   382,048
Shares repurchased        (1,248,657)   (20,117,497)   (35,441)     (542,060)  (172,510)   (2,667,738)
Shares converted from
Class B to Class A            80,059      1,287,253    (83,381)   (1,287,253)        --            --
Net decrease                (801,334)  $(12,862,208)  (112,567)  $(1,731,923)  (147,859)  $(2,285,690)

                                  CLASS Y                    CLASS P
                          ----------------------   --------------------------
                           SHARES       AMOUNT       SHARES         AMOUNT

Shares sold                179,452   $ 2,959,772   19,306,063   $ 315,893,240
Shares repurchased        (324,418)   (5,392,719)  (8,913,379)   (145,558,725)
Dividends reinvested         2,340        38,639       58,525         962,148
Net increase (decrease)   (142,626)  $(2,394,308)  10,451,209   $ 171,296,663

FOR THE YEAR ENDED JULY 31, 2005:

                                   CLASS A                    CLASS B                  CLASS C
                          -------------------------   ----------------------   ----------------------
                            SHARES        AMOUNT       SHARES       AMOUNT      SHARES       AMOUNT
Shares sold                  232,651   $  3,403,013      7,926   $   112,555     28,985   $   411,639
Shares repurchased        (1,674,724)   (24,482,064)  (103,152)   (1,446,913)  (226,619)   (3,239,241)
Shares converted from
Class B to Class A           151,027      2,186,315   (156,001)   (2,186,315)        --            --
Net decrease              (1,291,046)  $(18,892,736)  (251,227)  $(3,520,673)  (197,634)  $(2,827,602)

                                  CLASS Y                    CLASS P
                          ----------------------   --------------------------
                           SHARES       AMOUNT       SHARES         AMOUNT

Shares sold                191,086   $ 2,848,767   17,006,259   $ 253,017,556
Shares repurchased        (293,232)   (4,297,181)  (8,374,548)   (123,862,841)
Net increase (decrease)   (102,146)  $(1,448,414)   8,631,711   $ 129,154,715

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2006:

                                                   CLASS A                  CLASS B                  CLASS C
                                           -----------------------   ---------------------   ----------------------
                                            SHARES       AMOUNT       SHARES      AMOUNT      SHARES       AMOUNT
Shares sold                                 176,973   $  3,302,432     2,431   $    41,745     18,816   $   341,172
Shares repurchased                         (636,857)   (12,011,649)  (42,830)     (780,734)  (143,564)   (2,596,404)
Shares converted from Class B to Class A     77,554      1,542,871   (81,018)   (1,542,871)        --            --
Dividends reinvested                        516,462      8,919,301    28,265       464,391    147,996     2,436,018
Net increase (decrease)                     134,132   $  1,752,955   (93,152)  $(1,817,469)    23,248   $   180,786

                                                  CLASS Y                   CLASS P
                                           ---------------------   -------------------------
                                            SHARES      AMOUNT       SHARES        AMOUNT
Shares sold                                 67,834   $ 1,295,458    5,922,341   $113,337,362
Shares repurchased                         (92,594)   (1,792,323)  (3,928,219)   (75,289,275)
Dividends reinvested                        46,375       813,889    3,772,384     66,016,733
Net increase                                21,615   $   317,024    5,766,506   $104,064,820

FOR THE YEAR ENDED JULY 31, 2005:

                                                   CLASS A                   CLASS B                  CLASS C
                                           -----------------------   ----------------------   ----------------------
                                            SHARES       AMOUNT       SHARES       AMOUNT      SHARES       AMOUNT
Shares sold                                 146,353   $  3,026,191     31,123   $   605,486     34,122   $   689,414
Shares repurchased                         (556,214)   (11,383,972)   (81,082)   (1,588,431)  (121,732)   (2,403,231)
Shares converted from Class B to Class A    114,676      2,339,460   (118,313)   (2,339,460)        --            --
Dividends reinvested                        244,664      4,934,880     27,036       527,738     69,868     1,365,226
Net decrease                                (50,521)  $ (1,083,441)  (141,236)  $(2,794,667)   (17,742)  $  (348,591)

                                                  CLASS Y                   CLASS P
                                           ---------------------   -------------------------
                                            SHARES      AMOUNT       SHARES        AMOUNT
Shares sold                                 94,103   $ 1,956,643    4,461,851   $ 92,354,626
Shares repurchased                         (76,715)   (1,567,364)  (3,280,232)   (67,719,519)
Dividends reinvested                        19,175       390,589    1,425,562     29,010,207
Net increase                                36,563   $   779,868    2,607,181   $ 53,645,314

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2006:

                                                   CLASS A                 CLASS B                 CLASS C
                                           -----------------------   -------------------   ----------------------
                                            SHARES       AMOUNT       SHARES     AMOUNT     SHARES       AMOUNT
Shares sold                                 186,722   $  2,997,208     5,156   $  79,675     36,244   $   572,111
Shares repurchased                         (790,803)   (12,675,151)  (27,402)   (417,208)  (117,262)   (1,797,998)
Shares converted from Class B to Class A     49,563        806,026   (51,891)   (806,026)        --            --
Dividends reinvested                        489,892      7,206,309    11,359     159,136     75,965     1,068,066
Net decrease                                (64,626)  $ (1,665,608)  (62,778)  $(984,423)    (5,053)  $  (157,821)

                                                  CLASS Y                   CLASS P
                                           ---------------------   -------------------------
                                            SHARES      AMOUNT       SHARES        AMOUNT
Shares sold                                117,708   $ 1,906,674    7,008,102   $113,350,724
Shares repurchased                         (92,125)   (1,469,870)  (4,526,925)   (73,143,359)
Shares converted from Class B to Class A        --            --           --             --
Dividends reinvested                        36,383       543,931    3,293,145     49,133,736
Net increase                                61,966   $   980,735    5,774,322   $ 89,341,101

FOR THE YEAR ENDED JULY 31, 2005:

                                                    CLASS A                   CLASS B                  CLASS C
                                           -------------------------   ---------------------   ----------------------
                                             SHARES        AMOUNT       SHARES      AMOUNT      SHARES       AMOUNT
Shares sold                                   118,813   $  1,868,161    20,426   $   313,371     14,635   $   220,203
Shares repurchased                         (1,021,850)   (16,014,530)  (58,745)     (892,669)  (169,665)   (2,578,180)
Shares converted from Class B to Class A       54,193        843,088   (56,013)     (843,088)        --            --
Dividends reinvested                           14,305        232,734       589         9,273      2,291        36,156
Net decrease                                 (834,539)  $(13,070,547)  (93,743)  $(1,413,113)  (152,739)  $(2,321,821)

                                                   CLASS Y                   CLASS P
                                           ----------------------   -------------------------
                                            SHARES       AMOUNT       SHARES        AMOUNT
Shares sold                                 127,804   $ 2,048,643    5,695,228   $ 90,852,933
Shares repurchased                         (109,677)   (1,719,002)  (4,097,108)   (64,805,997)
Dividends reinvested                            823        13,539       70,515      1,159,269
Net increase                                 18,950   $   343,180    1,668,635   $ 27,206,205

UBS PACE INTERNATIONAL EQUITY INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2006:

                                                   CLASS A                 CLASS B                 CLASS C
                                           -----------------------   -------------------   ----------------------
                                            SHARES       AMOUNT       SHARES     AMOUNT     SHARES       AMOUNT
Shares sold                                 270,130   $  4,838,446     8,490   $ 146,423     24,571   $   424,129
Shares repurchased                         (794,492)   (13,853,925)  (10,150)   (167,635)  (123,358)   (2,066,602)
Shares converted from Class B to Class A     13,374        232,277   (13,695)   (232,277)        --            --
Dividends reinvested                         74,768      1,259,848        58         953      2,415        40,091
Net decrease                               (436,220)  $ (7,523,354)  (15,297)  $(252,536)   (96,372)  $(1,602,382)

                                                   CLASS Y                    CLASS P
                                           ----------------------   --------------------------
                                            SHARES       AMOUNT       SHARES         AMOUNT
Shares sold                                 355,967   $ 6,340,447   14,854,389   $ 260,606,682
Shares repurchased                         (519,152)   (9,332,907)  (8,675,219)   (153,838,634)
Dividends reinvested                         51,414       865,304      721,319      12,132,586
Net increase (decrease)                    (111,771)  $(2,127,156)   6,900,489   $ 118,900,634

FOR THE YEAR ENDED JULY 31, 2005:

                                                    CLASS A                   CLASS B                 CLASS C
                                           -------------------------    -------------------   ----------------------
                                             SHARES        AMOUNT        SHARES     AMOUNT     SHARES       AMOUNT
Shares sold                                   208,491   $  3,056,846      8,746   $ 124,528     44,799   $   631,687
Shares repurchased                         (1,115,794)   (16,162,878)   (14,700)   (209,809)  (104,347)   (1,482,780)
Shares converted from Class B to Class A       15,391        226,205    (15,731)   (226,205)        --            --
Dividends reinvested                           25,177        372,620         --          --         --            --
Net decrease                                 (866,735)  $(12,507,207)   (21,685)  $(311,486)   (59,548)  $  (851,093)

                                                   CLASS Y                    CLASS P
                                           ----------------------   --------------------------
                                            SHARES       AMOUNT       SHARES          AMOUNT
Shares sold                                 419,174   $ 6,185,638   14,243,186   $ 208,162,588
Shares repurchased                         (571,956)   (8,253,189)  (6,927,175)   (100,746,533)
Dividends reinvested                         24,728       365,478      250,802       3,704,345
Net increase (decrease)                    (128,054)  $(1,702,073)   7,566,813   $ 111,120,400

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2006:

                                                   CLASS A                CLASS B                CLASS C
                                           ----------------------   -------------------   ---------------------
                                            SHARES       AMOUNT      SHARES     AMOUNT     SHARES      AMOUNT
Shares sold                                 504,023   $ 9,028,037    13,457   $ 231,908    79,594   $ 1,382,483
Shares repurchased                         (456,144)   (8,253,777)   (7,947)   (132,821)  (85,983)   (1,429,206)
Shares converted from Class B to Class A     22,391       380,107   (23,285)   (380,107)       --            --
Dividends reinvested                          9,331       157,418        --          --       518         8,446
Net increase (decrease)                      79,601   $ 1,311,785   (17,775)  $(281,020)   (5,871)  $   (38,277)

                                                   CLASS Y                    CLASS P
                                           -----------------------   -------------------------
                                            SHARES       AMOUNT        SHARES        AMOUNT
Shares sold                                 759,791   $ 13,493,360    4,117,657   $ 73,243,262
Shares repurchased                         (629,821)   (11,231,839)  (3,249,872)   (58,378,232)
Dividends reinvested                         11,459        195,256      118,259      2,010,406
Net increase                                141,429   $  2,456,777      986,044   $ 16,875,436

FOR THE YEAR ENDED JULY 31, 2005:

                                                   CLASS A                CLASS B               CLASS C
                                           ----------------------   -------------------   -------------------
                                            SHARES       AMOUNT      SHARES     AMOUNT     SHARES     AMOUNT
Shares sold                                 201,368   $ 2,725,911     2,218   $  29,682    17,564   $ 224,150
Shares repurchased                         (257,510)   (3,294,141)  (11,500)   (147,232)  (67,992)   (858,524)
Shares converted from Class B to Class A     25,999       333,114   (26,895)   (333,114)       --          --
Dividends reinvested                             54           706        --          --        --          --
Net decrease                                (30,089)  $  (234,410)  (36,177)  $(450,664)  (50,428)  $(634,374)

                                                  CLASS Y                   CLASS P
                                           ---------------------   -------------------------
                                            SHARES      AMOUNT       SHARES        AMOUNT
Shares sold                                 666,527   $9,014,442    4,332,885   $ 57,358,706
Shares repurchased                         (190,073)  (2,429,464)  (2,335,253)   (30,839,119)
Dividends reinvested                          1,728       22,725       10,835        142,267
Net increase                                478,182   $6,607,703    2,008,467   $ 26,661,854

UBS PACE ALTERNATIVE STRATEGIES INVESTMENTS
FOR THE PERIOD ENDED JULY 31, 2006:

                                                  CLASS A (a)           CLASS B (b)        CLASS C (c)
                                           ------------------------   ---------------   -----------------
                                             SHARES       AMOUNT      SHARES   AMOUNT   SHARES    AMOUNT
Shares sold                                1,067,618   $ 10,487,126     305    $3,000   30,443   $305,060
Shares repurchased                           (21,099)      (206,196)     --        --       --         --
Net increase                               1,046,519   $ 10,280,930     305    $3,000   30,443   $305,060

                                                  CLASS Y (d)                CLASS P (a)
                                           -------------------------   -----------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT
Shares sold                                 5,000,000   $ 50,000,164   4,809,469   $47,158,614
Shares repurchased                         (5,000,000)   (49,019,007)    (90,631)     (883,290)
Net increase                                       --   $    981,157   4,718,838   $46,275,324

(a) For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

(b)  For the period May 19, 2006 (commencement of issuance) through July 31,
     2006.

(c) For the period April 11, 2006 (commencement of issuance) through July 31, 2006.

(d)  For the period April 3, 2006 (commencement of issuance) through July 26,
     2006.

SUBSEQUENT EVENT

Effective August 1, 2006, UBS Global AM-Americas agreed to reduce its management and administration fee rates with respect to certain fixed income Portfolios (UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments and UBS PACE Global Fixed Income Investments). The changes lower the asset levels at which fee reductions occur, known as fee "breakpoints." The combined management and administrative services fees, applicable effective August 1, 2006, are as follows:

                                                          ANNUAL RATE AS A
                                                          PERCENTAGE OF EACH
                                                          PORTFOLIO'S AVERAGE
PORTFOLIO                                                 DAILY NET ASSETS
------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments   0.700% up to $250
                                                          million
                                                          0.650% above $250
                                                          million up to $500
                                                          million
                                                          0.625% above $500
                                                          million up to $750
                                                          million
                                                          0.600% above $750
                                                          million up to $1
                                                          billion
                                                          0.575% above $1
                                                          billion

UBS PACE Intermediate Fixed Income Investments            0.600% up to $250
                                                          million
                                                          0.550% above $250
                                                          million up to $500
                                                          million
                                                          0.525% above $500
                                                          million up to $750
                                                          million
                                                          0.500% above $750
                                                          million up to $1
                                                          billion
                                                          0.475% above $1
                                                          billion

UBS PACE Strategic Fixed Income Investments               0.700% up to $250
                                                          million
                                                          0.650% above $250
                                                          million up to $500
                                                          million
                                                          0.625% above $500
                                                          million up to $750
                                                          million
                                                          0.600% above $750
                                                          million up to $1
                                                          billion
                                                          0.575% above $1
                                                          billion

UBS PACE Municipal Fixed Income Investments               0.600% up to $250
                                                          million 0.550% above
                                                          $250 million up to
                                                          $500 million
                                                          0.525% above $500
                                                          million up to $750
                                                          million
                                                          0.500% above $750
                                                          million up to $1
                                                          billion
                                                          0.475% above $1
                                                          billion

UBS PACE Global Fixed Income Investments                  0.800% up to $500
                                                          million
                                                          0.775% above $500
                                                          million up to $1
                                                          billion
                                                          0.750% above $1
                                                          billion

UBS PACE Select Advisors Trust
FINANCIAL HIGHLIGHTS
UBS PACE MONEY MARKET INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                 FOR THE YEARS ENDED JULY 31,
                                                     ---------------------------------------------------
                                                       2006       2005       2004       2003       2002
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                   $   1.00   $   1.00   $   1.00   $   1.00   $  1.00
Net investment income                                   0.038      0.018      0.005      0.009     0.021
Dividends from net investment income                   (0.038)    (0.018)    (0.005)    (0.009)   (0.021)
NET ASSET VALUE, END OF YEAR                         $   1.00   $   1.00   $   1.00   $   1.00   $  1.00
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               3.89%      1.80%      0.51%      0.96%     2.10%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                      $342,573   $227,528   $166,067   $123,915   $12,001
Expenses to average net assets, net of fee waivers
and/or expense  reimbursements by manager                0.60%      0.60%      0.60%      0.57%     0.50%
Expenses to average net assets, before fee waivers
and/or expense  reimbursements by manager                0.99%      0.97%      0.96%      1.13%     1.43%
Net investment income to average net assets              3.89%      1.85%      0.51%      0.94%     2.03%

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

UBS PACE Select Advisors Trust
FINANCIAL HIGHLIGHTS
UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                           CLASS A
                                                     ---------------------------------------------------
                                                                 FOR THE YEARS ENDED JULY 31,
                                                     ---------------------------------------------------
                                                       2006      2005       2004+      2003       2002
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                   $  13.20  $  13.05   $  12.81   $  13.08   $  12.84
Net investment income                                    0.51      0.34       0.26       0.33       0.64
Net realized and unrealized gains (losses) from
investment activities                                   (0.31)     0.17       0.34      (0.18)      0.29
Net increase from operations                             0.20      0.51       0.60       0.15       0.93
Dividends from net investment income                    (0.53)    (0.36)     (0.36)     (0.42)     (0.64)
Distributions from net realized gains from
investment activities                                   (0.16)       --         --         --      (0.05)
Total dividends and distributions                       (0.69)    (0.36)     (0.36)     (0.42)     (0.69)
NET ASSET VALUE, END OF YEAR                         $  12.71  $  13.20   $  13.05   $  12.81   $  13.08
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               1.61%     3.97%      4.75%      1.13%      7.47%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                      $114,663  $140,734   $159,227   $190,933   $213,835
Expenses to average net assets, net of fee waivers
and/or expense  reimbursements by manager                1.11%     1.08%      1.08%      1.04%      0.96%
Expenses to average net assets, before fee waivers
and/or expense  reimbursements by manager                1.17%     1.17%      1.20%      1.20%      1.15%
Net investment income to average net assets              3.97%     2.54%      2.08%      2.57%      4.92%
Portfolio turnover                                        575%      665%       805%       741%       369%

+ As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of Operations. The effect of this change for the year ended July 31, 2004 was to decrease net investment income per share by $0.01 on all share classes and increase net realized and unrealized gain (loss) from investment activities per share by $0.01 on all share classes, and decrease the ratio of net investment income by 0.05%, 0.04% and 0.05% on Class A, Class B and Class C, respectively.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

                                                                        CLASS B
                                                     --------------------------------------------
                                                             FOR THE YEARS ENDED JULY 31,
                                                     --------------------------------------------
                                                      2006     2005     2004+     2003      2002
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                   $13.20   $13.05   $12.81   $ 13.08   $ 12.83
Net investment income                                  0.40     0.22     0.14      0.23      0.53
Net realized and unrealized gains (losses) from
investment activities                                 (0.29)    0.19     0.36     (0.18)     0.31
Net increase from operations                           0.11     0.41     0.50      0.05      0.84
Dividends from net investment income                  (0.43)   (0.26)   (0.26)    (0.32)    (0.54)
Distributions from net realized gains from
investment activities                                 (0.16)      --       --        --     (0.05)
Total dividends and distributions                     (0.59)   (0.26)   (0.26)    (0.32)    (0.59)
NET ASSET VALUE, END OF YEAR                         $12.72   $13.20   $13.05   $ 12.81   $ 13.08
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                             0.92%    3.17%    3.94%     0.34%     6.63%
=================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                      $2,776   $4,273   $8,373   $15,056   $16,966
Expenses to average net assets, net of fee waivers
and/or expense  reimbursements by manager              1.86%    1.84%    1.84%     1.82%     1.76%
Expenses to average net assets, before fee waivers
and/or expense  reimbursements by manager              1.93%    1.93%    1.95%     1.94%     1.90%
Net investment income to average net assets            3.20%    1.69%    1.33%     1.79%     4.12%
Portfolio turnover                                      575%     665%     805%      741%      369%

                                                                         CLASS C
                                                     -----------------------------------------------
                                                               FOR THE YEARS ENDED JULY 31,
                                                     -----------------------------------------------
                                                       2006      2005     2004+      2003      2002
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                   $ 13.21   $ 13.06   $ 12.82   $ 13.09   $ 12.84
Net investment income                                   0.45      0.27      0.19      0.26      0.57
Net realized and unrealized gains (losses) from
investment activities                                  (0.32)     0.17      0.34     (0.18)     0.30
Net increase from operations                            0.13      0.44      0.53      0.08      0.87
Dividends from net investment income                   (0.46)    (0.29)    (0.29)    (0.35)    (0.57)
Distributions from net realized gains from
investment activities                                  (0.16)       --        --        --     (0.05)
Total dividends and distributions                      (0.62)    (0.29)    (0.29)    (0.35)    (0.62)
NET ASSET VALUE, END OF YEAR                         $ 12.72   $ 13.21   $ 13.06   $ 12.82   $ 13.09
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                              1.09%     3.40%     4.18%     0.59%     6.99%
====================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                      $30,338   $36,372   $41,707   $50,245   $56,849
Expenses to average net assets, net of fee waivers
and/or expense  reimbursements by manager               1.62%     1.62%     1.62%     1.57%     1.48%
Expenses to average net assets, before fee waivers
and/or expense  reimbursements by manager               1.75%     1.74%     1.78%     1.77%     1.73%
Net investment income to average net assets             3.45%     2.00%     1.54%     2.04%     4.40%
Portfolio turnover                                       575%      665%      805%      741%      369%

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                  CLASS Y
                                              ----------------------------------------------
                                                        FOR THE YEARS ENDED JULY 31,
                                              ----------------------------------------------
                                               2006      2005     2004+      2003      2002
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $13.20   $ 13.05   $ 12.80   $ 13.07   $ 12.84
Net investment income                           0.55      0.38      0.29      0.37      0.68
Net realized and unrealized gains (losses)
from investment activities                     (0.30)     0.17      0.36     (0.18)     0.29
Net increase from operations                    0.25      0.55      0.65      0.19      0.97
Dividends from net investment income           (0.57)    (0.40)    (0.40)    (0.46)    (0.69)
Distributions from net realized gains from
investment activities                          (0.16)       --        --        --     (0.05)
Total dividends and distributions              (0.73)    (0.40)    (0.40)    (0.46)    (0.74)
NET ASSET VALUE, END OF YEAR                  $12.72   $ 13.20   $ 13.05   $ 12.80   $ 13.07
--------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                      1.97%     4.24%     5.12%     1.46%     7.77%
============================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $8,460   $10,069   $10,441   $16,466   $19,250
Expenses to average net assets, net of fee
waivers and/or expense reimbursements by
manager                                         0.81%     0.76%     0.76%     0.72%     0.64%
Expenses to average net assets, before fee
waivers and/or expense reimbursements by
manager                                         0.84%     0.85%     0.88%     0.88%     0.80%
Net investment income to average net assets     4.27%     2.88%     2.41%     2.89%     5.32%
Portfolio turnover                               575%      665%      805%      741%      369%

----------
+ As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of Operations. The effect of this change for the year ended July 31, 2004 was to decrease net investment income per share by $0.01 on all share classes and increase net realized and unrealized gain (loss) from investment activities per share by $0.01 on all share classes, and decrease the ratio of net investment income by 0.04% and 0.05% on Class Y and Class P, respectively.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

                                                                     CLASS P
                                              -----------------------------------------------------
                                                          FOR THE YEARS ENDED JULY 31,
                                              -----------------------------------------------------
                                                2006        2005       2004+      2003       2002
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $  13.20    $  13.06   $  12.82   $  13.09   $  12.84
Net investment income                             0.54        0.37       0.30       0.36       0.67
Net realized and unrealized gains (losses)
from investment activities                       (0.30)       0.16       0.33      (0.18)      0.31
Net increase from operations                      0.24        0.53       0.63       0.18       0.98
Dividends from net investment income             (0.56)      (0.39)     (0.39)     (0.45)     (0.68)
Distributions from net realized gains from
investment activities                            (0.16)         --         --         --      (0.05)
Total dividends and distributions                (0.72)      (0.39)     (0.39)     (0.45)     (0.73)
NET ASSET VALUE, END OF YEAR                  $  12.72    $  13.20   $  13.06   $  12.82   $  13.09
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                        1.94%       4.11%      4.97%      1.35%      7.84%
===================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $384,472    $318,339   $252,716   $207,466   $201,378
Expenses to average net assets, net of fee
waivers and/or expense reimbursements by
manager                                           0.87%       0.87%      0.87%      0.83%      0.70%
Expenses to average net assets, before fee
waivers and/or expense reimbursements by
manager                                           0.96%       0.96%      1.00%      0.98%      0.93%
Net investment income to average net assets       4.22%       2.82%      2.27%      2.76%      5.18%
Portfolio turnover                                 575%        665%       805%       741%       369%

UBS PACE Select Advisors Trust
FINANCIAL HIGHLIGHTS
UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                CLASS A
                                             ------------------------------------------------
                                                      FOR THE YEARS ENDED JULY 31,
                                             ------------------------------------------------
                                               2006     2005     2004     2003      2002 ~
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR           $ 11.44  $ 11.51  $ 11.46  $  11.13   $  12.32
Net investment income                           0.38@    0.34@    0.29      0.33       0.75
Net realized and unrealized gains (losses)
from investment activities                     (0.17)   (0.07)    0.06      0.34      (1.19)
Net increase (decrease) from operations         0.21     0.27     0.35      0.67      (0.44)
Dividends from net investment income           (0.38)   (0.34)   (0.30)    (0.34)     (0.75)
NET ASSET VALUE, END OF YEAR                 $ 11.27  $ 11.44  $ 11.51  $  11.46   $  11.13
-------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                      1.90%    2.38%    3.08%     6.05%     (3.90)%
===========================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)              $59,884  $75,331  $90,732  $113,500   $129,520
Expenses to average net assets, net of fee
waivers and/or expense reimbursements by
manager                                         1.06%    1.07%    1.07%     1.03%      0.96%
Expenses to average net assets, before fee
waivers and/or expense reimbursements by
manager                                         1.10%    1.09%    1.13%     1.14%      1.10%
Net investment income to average net assets     3.36%    2.93%    2.52%     2.86%      6.14%
Portfolio turnover                               349%     221%     299%      294%       121%

@    Calculated using the average month-end shares outstanding for the year.

~ Investment advisory functions for this Portfolio were transferred from Metropolitan West Asset Management, LLC to BlackRock Financial Management, Inc. on July 29, 2002.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

                                                               CLASS B                                     CLASS C
                                             ------------------------------------------  -------------------------------------------
                                                   FOR THE YEARS ENDED JULY 31,                FOR THE YEARS ENDED JULY 31,
                                             ------------------------------------------  -------------------------------------------
                                              2006    2005    2004    2003   2002 ~      2006    2005    2004     2003    2002 ~
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR           $11.46  $11.53  $11.47  $11.15   $ 12.33    $11.46  $11.53  $11.48  $ 11.15   $ 12.33
Net investment income                          0.28@   0.24@   0.21    0.24      0.65      0.32@   0.28@   0.24     0.27      0.69
Net realized and unrealized gains (losses)
from investment activities                    (0.15)  (0.06)   0.06    0.33     (1.18)    (0.17)  (0.06)   0.05     0.34     (1.19)
Net increase (decrease) from operations        0.13    0.18    0.27    0.57     (0.53)     0.15    0.22    0.29     0.61     (0.50)
Dividends from net investment income          (0.30)  (0.25)  (0.21)  (0.25)    (0.65)    (0.33)  (0.29)  (0.24)   (0.28)    (0.68)
NET ASSET VALUE, END OF YEAR                 $11.29  $11.46  $11.53  $11.47   $ 11.15    $11.28  $11.46  $11.53  $ 11.48   $ 11.15
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                     1.13%   1.60%   2.37%   5.13%    (4.57)%    1.30%   1.87%   2.56%    5.49%    (4.31)%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)              $  637  $1,458  $4,712  $9,871   $11,626    $5,301  $7,684  $9,583  $12,281   $15,508
Expenses to average net assets, net of fee
waivers and/or expense reimbursements by
manager                                        1.80%   1.81%   1.81%   1.79%     1.74%     1.55%   1.56%   1.56%    1.53%     1.47%
Expenses to average net assets, before fee
waivers and/or expense reimbursements by
manager                                        1.89%   1.87%   1.85%   1.87%     1.82%     1.59%   1.59%   1.61%    1.63%     1.58%
Net investment income to average net assets    2.56%   2.15%   1.75%   2.10%     5.35%     2.86%   2.44%   2.03%    2.37%     5.63%
Portfolio turnover                              349%    221%    299%    294%      121%      349%    221%    299%     294%      121%

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                                          CLASS Y
                                                                        ---------------------------------------------
                                                                                FOR THE YEARS ENDED JULY 31,
                                                                        ---------------------------------------------
                                                                         2006     2005     2004     2003    2002 ~
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                      $11.45   $11.52   $11.47   $11.14    $12.33
Net investment income                                                     0.41@    0.37@    0.34     0.36      0.78
Net realized and unrealized gains (losses) from investment activities    (0.17)   (0.07)    0.04     0.34     (1.19)
Net increase (decrease) from operations                                   0.24     0.30     0.38     0.70     (0.41)
Dividends from net investment income                                     (0.41)   (0.37)   (0.33)   (0.37)    (0.78)
NET ASSET VALUE, END OF YEAR                                            $11.28   $11.45   $11.52   $11.47    $11.14
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                                2.17%    2.66%    3.34%    6.32%    (3.64)%
=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                         $1,074   $1,108   $1,246   $1,730    $2,589
Expenses to average net assets, net of fee waivers and/or expense
reimbursements by manager                                                 0.80%    0.81%    0.81%    0.77%     0.71%
Expenses to average net assets, before fee waivers and/or expense
reimbursements by manager                                                 0.83%    0.86%    0.87%    0.89%     0.84%
Net investment income to average net assets                               3.63%    3.20%    2.79%    3.15%     6.39%
Portfolio turnover                                                         349%     221%     299%     294%      121%

@    Calculated using the average month-end shares outstanding for the year.

~ Investment advisory functions for this Portfolio were transferred from Metropolitan West Asset Management, LLC to BlackRock Financial Management, Inc. on July 29, 2002.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

                                                                                               CLASS P
                                                                        -----------------------------------------------------
                                                                                    FOR THE YEARS ENDED JULY 31,
                                                                        -----------------------------------------------------
                                                                          2006      2005        2004       2003     2002 ~
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                      $  11.45   $  11.52   $  11.47   $  11.14   $  12.33
Net investment income                                                       0.41@      0.37@      0.33       0.36       0.77
Net realized and unrealized gains (losses) from investment activities      (0.17)     (0.07)      0.05       0.34      (1.18)
Net increase (decrease) from operations                                     0.24       0.30       0.38       0.70      (0.41)
Dividends from net investment income                                       (0.41)     (0.37)     (0.33)     (0.37)     (0.78)
NET ASSET VALUE, END OF YEAR                                            $  11.28   $  11.45   $  11.52   $  11.47   $  11.14
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                                  2.17%      2.66%      3.36%      6.34%     (3.64)%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                         $346,298   $313,031   $261,390   $210,860   $161,702
Expenses to average net assets, net of fee waivers and/or expense
reimbursements by manager                                                   0.80%      0.80%      0.80%      0.77%      0.70%
Expenses to average net assets, before fee waivers and/or expense
reimbursements by manager                                                   0.81%      0.82%      0.84%      0.87%      0.82%
Net investment income to average net assets                                 3.64%      3.22%      2.81%      3.10%      6.45%
Portfolio turnover                                                           349%       221%       299%       294%       121%

UBS PACE Select Advisors Trust
FINANCIAL HIGHLIGHTS
UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                 CLASS A
                                              ---------------------------------------------
                                                       FOR THE YEARS ENDED JULY 31,
                                              ---------------------------------------------
                                                2006      2005     2004**    2003     2002
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $ 13.89   $ 13.88   $ 13.44  $ 13.16  $ 12.91
Net investment income                            0.60@     0.45@     0.36@    0.57@    0.58@
Net realized and unrealized gains (losses)
from investment activities                      (0.59)     0.35      0.44     0.25     0.25
Net increase (decrease) from operations          0.01      0.80      0.80     0.82     0.83
Dividends from net investment income            (0.62)    (0.46)    (0.36)   (0.54)   (0.58)
Distributions from net realized gains from
investment activities                              --     (0.33)       --       --       --
Return of capital                               (0.02)       --        --       --       --
Total dividends, distributions and return of
capital                                         (0.64)    (0.79)    (0.36)   (0.54)   (0.58)
NET ASSET VALUE, END OF YEAR                  $ 13.26   $ 13.89   $ 13.88  $ 13.44  $ 13.16
-------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                       0.06%     5.88%     6.00%    6.22%    6.55%
===========================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $20,735   $23,269   $24,587  $26,814  $26,242
Expenses to average net assets, net of fee
waivers and/or expense reimbursements by
and recoupments to advisor                       1.20%+    1.23%+    1.21%    1.21%    1.14%
Expenses to average net assets, before fee
waivers and/or expense reimbursements by
advisor                                          1.20%     1.23%     1.25%    1.25%    1.27%
Net investment income to average net assets      4.46%+    3.20%+    2.56%    4.13%    4.41%
Portfolio turnover                                196%      147%      185%     357%     375%

@    Calculated using the average month-end shares outstanding for the year.

+ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

** As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of Operations. The effect of this change for the year ended July 31, 2004 was to increase net investment income per share by $0.02 on all share classes and decrease net realized and unrealized gain (loss) from investment activities per share by $0.02 on all share classes, and increase the ratio of net investment income by 0.16%, 0.15%, and 0.16% on Class A, Class B and Class C, respectively.

                                                               CLASS B                                     CLASS C
                                              -----------------------------------------  ------------------------------------------
                                                     FOR THE YEARS ENDED JULY 31,               FOR THE YEARS ENDED JULY 31,
                                              -----------------------------------------  ------------------------------------------
                                               2006     2005   2004**    2003     2002    2006     2005    2004**    2003     2002
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $13.88   $13.88  $13.44  $ 13.15  $ 12.91  $13.89   $13.88   $13.44  $ 13.16  $ 12.91
Net investment income                           0.48@    0.33@   0.25@    0.48@    0.48@   0.54@    0.38@    0.29@    0.50@    0.51@
Net realized and unrealized gains (losses)
from investment activities                     (0.56)    0.36    0.45     0.25     0.24   (0.60)    0.35     0.44     0.25     0.25
Net increase (decrease) from operations        (0.08)    0.69    0.70     0.73     0.72   (0.06)    0.73     0.73     0.75     0.76
Dividends from net investment income           (0.52)   (0.36)  (0.26)   (0.44)   (0.48)  (0.55)   (0.39)   (0.29)   (0.47)   (0.51)
Distributions from net realized gains from
investment activities                             --    (0.33)     --       --       --      --    (0.33)      --       --       --
Return of capital                              (0.02)      --      --       --       --   (0.02)      --       --       --       --
Total dividends, distributions and return of
capital                                        (0.54)   (0.69)  (0.26)   (0.44)   (0.48)  (0.57)   (0.72)   (0.29)   (0.47)   (0.51)
NET ASSET VALUE, END OF YEAR                  $13.26   $13.88  $13.88  $ 13.44  $ 13.15  $13.26   $13.89   $13.88  $ 13.44  $ 13.16
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                     (0.68)%   5.06%   5.22%    5.52%    5.66%  (0.43)%   5.38%    5.49%    5.69%    6.01%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $1,098   $2,175  $5,190  $11,227  $16,337  $6,280   $8,082   $8,960  $10,827  $13,325
Expenses to average net assets, net of fee
waivers and/or expense  reimbursements by
and recoupments to advisor                      1.93%    1.94%   1.94%    1.93%    1.90%   1.68%+   1.70%+   1.70%    1.70%    1.65%
Expenses to average net assets, before fee
waivers and/or expense  reimbursements by
advisor                                         1.98%    1.96%   1.95%    1.95%    1.93%   1.68%    1.70%    1.71%    1.72%    1.70%
Net investment income to average net assets     3.64%    2.45%   1.83%    3.49%    3.64%   3.97%+   2.73%+   2.08%    3.67%    3.90%
Portfolio turnover                               196%     147%    185%     357%     375%    196%     147%     185%     357%     375%

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                CLASS Y
                                               ----------------------------------------
                                                     FOR THE YEARS ENDED JULY 31,
                                               ----------------------------------------
                                                2006    2005    2004**    2003    2002
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $13.88  $13.87   $13.43   $13.16  $12.91
Net investment income                            0.65@   0.51@    0.40@    0.61@   0.61@
Net realized and unrealized gains (losses)
from investment activities                      (0.59)   0.34     0.44     0.23    0.25
Net increase from operations                     0.06    0.85     0.84     0.84    0.86
Dividends from net investment income            (0.66)  (0.51)   (0.40)   (0.57)  (0.61)
Distributions from net realized gains from
investment activities                              --   (0.33)      --       --      --
Return of capital                               (0.02)     --       --       --      --
Total dividends, distributions and return of
capital                                         (0.68)  (0.84)   (0.40)   (0.57)  (0.61)
NET ASSET VALUE, END OF YEAR                   $13.26  $13.88   $13.87   $13.43  $13.16
---------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                       0.41%   6.25%    6.27%    6.39%   6.80%
=======================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                  $716    $959     $527   $  551    $342
Expenses to average net assets, net of fee
waivers and/or expense  reimbursements by and
recoupments to advisor                           0.85%   0.89%+   0.96%+   0.98%   0.89%
Expenses to average net assets, before fee
waivers and/or expense  reimbursements by
advisor                                          0.85%   0.89%    0.96%    0.98%   0.99%
Net investment income to average net assets      4.79%   3.58%+   2.81%+   4.19%   4.65%
Portfolio turnover                                196%    147%     185%     357%    375%

@    Calculated using the average month-end shares outstanding for the year.

+ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

** As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of Operations. The effect of this change for the year ended July 31, 2004 was to increase net investment income per share by $0.02 on all share classes and decrease net realized and unrealized gain (loss) from investment activities per share by $0.02 on all share classes, and increase the ratio of net investment income by 0.16% and 0.17% on Class Y and Class P, respectively.

                                                                    CLASS P
                                               ------------------------------------------------
                                                         FOR THE YEARS ENDED JULY 31,
                                               ------------------------------------------------
                                                 2006      2005     2004**     2003      2002
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $  13.88  $  13.88  $  13.44  $  13.16  $  12.91
Net investment income                              0.64@     0.49@     0.42@     0.61@     0.61@
Net realized and unrealized gains (losses)
from investment activities                        (0.59)     0.34      0.42      0.25      0.26
Net increase from operations                       0.05      0.83      0.84      0.86      0.87
Dividends from net investment income              (0.65)    (0.50)    (0.40)    (0.58)    (0.62)
Distributions from net realized gains from
investment activities                                --     (0.33)       --        --        --
Return of capital                                 (0.02)       --        --        --        --
Total dividends, distributions and return of
capital                                           (0.67)    (0.83)    (0.40)    (0.58)    (0.62)
NET ASSET VALUE, END OF YEAR                     $13.26  $  13.88  $  13.88  $  13.44  $  13.16
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                         0.34%     6.13%     6.31%     6.54%     6.86%
===============================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                $539,286  $429,250  $347,091  $252,219  $241,140
Expenses to average net assets, net of fee
waivers and/or expense  reimbursements by and
recoupments to advisor                             0.93%     0.93%     0.93%     0.90%     0.85%
Expenses to average net assets, before fee
waivers and/or expense  reimbursements by
advisor                                            0.98%     0.98%     0.99%     1.00%     0.96%
Net investment income to average net assets        4.77%     3.51%     2.85%     4.44%     4.70%
Portfolio turnover                                  196%      147%      185%      357%      375%

UBS PACE Select Advisors Trust
FINANCIAL HIGHLIGHTS
UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                  CLASS A
                                             ------------------------------------------------
                                                       FOR THE YEARS ENDED JULY 31,
                                             ------------------------------------------------
                                               2006     2005      2004       2003      2002
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR           $ 12.49  $  12.56  $  12.56   $  12.70  $  12.52
Net investment income                           0.39@     0.40@     0.39       0.45      0.51
Net realized and unrealized gains (losses)
from investment activities                     (0.22)    (0.07)     0.00^     (0.14)     0.18
Net increase from operations                    0.17      0.33      0.39       0.31      0.69
Dividends from net investment income           (0.39)    (0.40)    (0.39)     (0.45)    (0.51)
NET ASSET VALUE, END OF YEAR                 $ 12.27  $  12.49  $  12.56   $  12.56  $  12.70
---------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                      1.42%     2.61%     3.09%      2.42%     5.62%
=============================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)              $99,169  $115,286  $131,888   $153,966  $167,685
Expenses to average net assets, net of fee
waivers and/or expense reimbursements by
manager                                         0.99%     0.96%     0.96%      0.93%     0.87%
Expenses to average net assets, before fee
waivers and/or expense reimbursements by
manager                                         1.04%     1.03%     1.08%      1.06%     1.05%
Net investment income to average net assets     3.19%     3.12%     3.03%      3.49%     4.01%
Portfolio turnover                                27%       35%       46%        42%       20%

@    Calculated using the average month-end shares outstanding for the year.

^    Amount represents less than $0.005 per share.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

                                                             CLASS B                                     CLASS C
                                             ---------------------------------------  --------------------------------------------
                                                   FOR THE YEARS ENDED JULY 31,               FOR THE YEARS ENDED JULY 31,
                                             ---------------------------------------  --------------------------------------------
                                              2006    2005    2004    2003     2002    2006     2005     2004      2003     2002
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR           $12.49  $12.56  $12.56  $12.70  $ 12.52  $ 12.49  $ 12.56  $ 12.56   $ 12.70  $ 12.52
Net investment income                          0.29@   0.30@   0.30    0.35     0.41     0.33@    0.33@    0.32      0.38     0.44
Net realized and unrealized gains (losses)
from investment activities                    (0.21)  (0.07)  (0.01)  (0.14)    0.18    (0.22)   (0.07)    0.00^    (0.14)    0.18
Net increase from operations                   0.08    0.23    0.29    0.21     0.59     0.11     0.26     0.32      0.24     0.62
Dividends from net investment income          (0.30)  (0.30)  (0.29)  (0.35)   (0.41)   (0.33)   (0.33)   (0.32)    (0.38)   (0.44)
NET ASSET VALUE, END OF YEAR                 $12.27  $12.49  $12.56  $12.56  $ 12.70  $ 12.27  $ 12.49  $ 12.56   $ 12.56  $ 12.70
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                     0.65%   1.82%   2.31%   1.65%    4.81%    0.91%    2.07%    2.56%     1.88%    5.07%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)              $  985  $2,665  $4,861  $7,870  $10,949  $17,315  $21,291  $25,191   $28,882  $30,776
Expenses to average net assets, net of fee
waivers and/or expense reimbursements by
manager                                        1.74%   1.71%   1.71%   1.68%    1.62%    1.50%    1.48%    1.48%     1.45%    1.39%
Expenses to average net assets, before fee
waivers and/or expense reimbursements by
manager                                        1.80%   1.79%   1.83%   1.80%    1.80%    1.55%    1.55%    1.59%     1.56%    1.57%
Net investment income to average net assets    2.43%   2.37%   2.28%   2.75%    3.26%    2.68%    2.61%    2.51%     2.96%    3.50%
Portfolio turnover                               27%     35%     46%     42%      20%      27%      35%      46%       42%      20%

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                                          CLASS Y
                                                                        ------------------------------------------
                                                                               FOR THE YEARS ENDED JULY 31,
                                                                        ------------------------------------------
                                                                         2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                      $12.49   $12.56   $12.56   $12.70   $12.52
Net investment income                                                     0.43@    0.42@    0.41     0.48     0.54
Net realized and unrealized gains (losses) from investment activities    (0.22)   (0.07)    0.00^   (0.14)    0.18
Net increase from operations                                              0.21     0.35     0.41     0.34     0.72
Dividends from net investment income                                     (0.42)   (0.42)   (0.41)   (0.48)   (0.54)
NET ASSET VALUE, END OF YEAR                                            $12.28   $12.49   $12.56   $12.56   $12.70
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                                1.75%    2.83%    3.29%    2.65%    5.87%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                         $  176   $  186   $  200   $  194   $  316
Expenses to average net assets, net of fee waivers and/or expense
reimbursements by manager                                                 0.75%    0.74%    0.74%    0.69%    0.63%
Expenses to average net assets, before fee waivers and/or expense
reimbursements by manager                                                 0.84%    0.85%    0.90%    0.85%    0.84%
Net investment income to average net assets                               3.44%    3.35%    3.26%    3.73%    4.25%
Portfolio turnover                                                          27%      35%      46%      42%      20%

@    Calculated using the average month-end shares outstanding for the year.

^    Amount represents less than $0.005 per share.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

                                                                                             CLASS P
                                                                        -------------------------------------------------
                                                                                   FOR THE YEARS ENDED JULY 31,
                                                                        -------------------------------------------------
                                                                          2006       2005       2004      2003      2002
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                      $  12.49   $  12.56   $ 12.56   $ 12.70   $ 12.52
Net investment income                                                       0.42@      0.42@     0.41      0.47      0.54
Net realized and unrealized gains (losses) from investment activities      (0.22)     (0.07)     0.00^    (0.14)     0.18
Net increase from operations                                                0.20       0.35      0.41      0.33      0.72
Dividends from net investment income                                       (0.42)     (0.42)    (0.41)    (0.47)    (0.54)
NET ASSET VALUE, END OF YEAR                                            $  12.27   $  12.49   $ 12.56   $ 12.56   $ 12.70
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                                  1.66%      2.81%     3.29%     2.64%     5.86%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                         $140,320   $111,908   $94,445   $69,938   $61,739
Expenses to average net assets, net of fee waivers and/or expense
reimbursements by manager                                                   0.76%      0.76%     0.76%     0.72%     0.64%
Expenses to average net assets, before fee waivers and/or expense
reimbursements by manager                                                   0.84%      0.82%     0.88%     0.84%     0.85%
Net investment income to average net assets                                 3.43%      3.33%     3.24%     3.69%     4.24%
Portfolio turnover                                                            27%        35%       46%       42%       20%

UBS PACE Select Advisors Trust
FINANCIAL HIGHLIGHTS
UBS PACE GLOBAL FIXED INCOME INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                          Class A
                                                   ---------------------------------------------------
                                                               FOR THE YEARS ENDED JULY 31,
                                                   ----------------------------------------------------
                                                     2006       2005       2004       2003       2002+
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                   $11.76     $11.74     $11.78     $10.91     $10.27
Net investment income                                  0.25@      0.24@      0.22@      0.27@      0.35@
Net realized and unrealized gains
(losses) from investment activities                   (0.06)      0.52       0.70       0.92       0.67
Net increase from operations                           0.19       0.76       0.92       1.19       1.02
Dividends from net investment income                  (0.57)     (0.72)     (0.96)     (0.32)        --
Distributions from net realized
gains from investment activities                      (0.18)     (0.02)        --         --         --
Distributions from paid in capital                       --         --         --         --      (0.38)
Total dividends and distributions                     (0.75)     (0.74)     (0.96)     (0.32)     (0.38)
NET ASSET VALUE, END OF YEAR                         $11.20     $11.76     $11.74     $11.78     $10.91
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                             1.86%      6.33%      7.76%     11.01%     10.20%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                    $124,045   $144,325   $159,669   $176,124   $177,870
Expenses to average net assets, net of fee
waivers and/or expense reimbursements by manager       1.37%      1.37%#     1.36%      1.33%      1.24%
Expenses to average net assets, before fee
waivers and/or expense reimbursements by manager       1.40%      1.41%#     1.45%      1.45%      1.42%
Net investment income to average net assets            2.25%      1.98%      1.83%      2.32%      3.40%
Portfolio turnover                                      175%       260%       244%       274%       328%

@    Calculated using the average month-end shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

# Includes 0.01% of interest expense related to the reverse repurchase agreement during the year ended July 31, 2005.

+ As required, effective August 1, 2001, the UBS PACE Global Fixed Income Investments Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.03 on all share classes, increase net realized and unrealized gains from investment activities per share by $0.03 on all share classes, and decrease the ratio of net investment income to average net assets, net of fee waivers and expense reimbursements from 3.67% to 3.40% for Class A, from 2.91% to 2.65% for Class B and from 3.15% to 2.89% for Class C.

                                                                     CLASS B
                                                   ------------------------------------------
                                                          FOR THE YEARS ENDED JULY 31,
                                                   ------------------------------------------
                                                    2006     2005     2004     2003     2002+
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                 $11.78   $11.76   $11.80   $10.93   $10.28
Net investment income                                0.17@    0.15@    0.13@    0.18@    0.27@
Net realized and unrealized gains
(losses) from investment activities                 (0.06)    0.52     0.70     0.92     0.68
Net increase from operations                         0.11     0.67     0.83     1.10     0.95
Dividends from net investment income                (0.49)   (0.63)   (0.87)   (0.23)      --
Distributions from net realized
gains from investment activities                    (0.18)   (0.02)      --       --       --
Distributions from paid in capital                     --       --       --       --    (0.30)
Total dividends and distributions                   (0.67)   (0.65)   (0.87)   (0.23)   (0.30)
NET ASSET VALUE, END OF YEAR                       $11.22   $11.78   $11.76   $11.80   $10.93
---------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                           1.08%    5.52%    6.94%   10.16%    9.44%
=============================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                      $878   $1,450   $1,907   $2,233   $1,863
Expenses to average net assets, net of fee
waivers and/or expense reimbursements by manager     2.12%    2.12%#   2.11%    2.09%    2.01%
Expenses to average net assets, before fee
waivers and/or expense reimbursements by manager     2.16%   2.17%#    2.21%    2.21%    2.29%
Net investment income to average net assets          1.50%    1.22%    1.08%    1.56%    2.65%
Portfolio turnover                                    175%     260%     244%     274%     328%

                                                                    CLASS C
                                                   -------------------------------------------
                                                           FOR THE YEARS ENDED JULY 31,
                                                   -------------------------------------------
                                                    2006     2005     2004     2003     2002+
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                 $11.76   $11.74   $11.78   $10.91    $10.27
Net investment income                                0.20@    0.18@    0.16@    0.21@     0.30@
Net realized and unrealized gains
(losses) from investment activities                 (0.06)    0.53     0.70     0.92      0.67
Net increase from operations                         0.14     0.71     0.86     1.13      0.97
Dividends from net investment income                (0.52)   (0.67)   (0.90)   (0.26)       --
Distributions from net realized
gains from investment activities                    (0.18)   (0.02)      --       --        --
Distributions from paid in capital                     --       --       --       --     (0.33)
Total dividends and distributions                   (0.70)   (0.69)   (0.90)   (0.26)    (0.33)
NET ASSET VALUE, END OF YEAR                       $11.20   $11.76   $11.74   $11.78    $10.91
----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                           1.35%    5.82%    7.24%   10.43%     9.63%
===============================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                    $7,499   $8,736   $8,754   $9,633   $13,025
Expenses to average net assets, net of fee
waivers and/or expense reimbursements by manager     1.87%    1.86%#   1.85%    1.83%     1.76%
Expenses to average net assets, before fee
waivers and/or expense reimbursements by manager     1.89%    1.92%#   1.93%    1.97%     1.90%
Net investment income to average net assets          1.75%    1.50%    1.34%    1.84%     2.89%
Portfolio turnover                                    175%     260%     244%     274%      328%

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                  CLASS Y
                                               ---------------------------------------------
                                                        FOR THE YEARS ENDED JULY 31,
                                               ---------------------------------------------
                                                2006      2005       2004     2003    2002+
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $11.75    $11.73     $11.78   $10.91  $ 10.27
Net investment income                            0.29@     0.28@      0.26@    0.30@    0.36@
Net realized and unrealized gains (losses)
from investment activities                      (0.06)     0.52       0.69     0.92     0.69
Net increase from operations                     0.23      0.80       0.95     1.22     1.05
Dividends from net investment income            (0.61)    (0.76)     (1.00)   (0.35)      --
Distributions from net realized gains from
investment activities                           (0.18)    (0.02)        --       --       --
Distributions from paid in capital                 --        --         --       --    (0.41)
Total dividends and distributions               (0.79)    (0.78)     (1.00)   (0.35)   (0.41)
NET ASSET VALUE, END OF YEAR                   $11.19    $11.75     $11.73  $ 11.78  $ 10.91
--------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                       2.21%     6.67%      8.01%   11.34%   10.49%
============================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                $7,077    $9,285     $9,673  $12,429  $10,360
Expenses to average net assets, net of fee
waivers and/or expense  reimbursements by and
recoupments to manager                           1.05%^    1.06%^#    1.05%    1.04%    0.99%
Expenses to average net assets, before fee
waivers and/or expense  reimbursements by
manager                                          1.05%     1.06%#     1.08%    1.09%    1.08%
Net investment income to average net assets      2.57%^    2.30%^     2.14%    2.61%    3.62%
Portfolio turnover                                175%      260%       244%     274%     328%

@    Calculated using the average month-end shares outstanding for the year.

^ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

# Includes 0.01% of interest expense related to the reverse repurchase agreement during the year ended July 31, 2005.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

+ As required, effective August 1, 2001, the UBS PACE Global Fixed Income Investments Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.03 on all share classes, increase net realized and unrealized gains from investment activities per share by $0.03 on all share classes, and decrease the ratio of net investment income to average net assets, net of fee waivers and expense reimbursements from 3.88% to 3.62% for Class Y and from 3.95% to 3.68% for Class P.

                                                                    CLASS P
                                               -------------------------------------------------
                                                          FOR THE YEARS ENDED JULY 31,
                                               -------------------------------------------------
                                                 2006       2005      2004      2003      2002+
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $  11.76  $  11.74   $  11.78  $  10.91  $  10.27
Net investment income                              0.28@     0.27@      0.25@     0.30@     0.38@
Net realized and unrealized gains (losses)
from investment activities                        (0.06)     0.52       0.70      0.92      0.67
Net increase from operations                       0.22      0.79       0.95      1.22      1.05
Dividends from net investment income              (0.60)    (0.75)     (0.99)    (0.35)       --
Distributions from net realized gains from
investment activities                             (0.18)    (0.02)        --        --        --
Distributions from paid in capital                   --        --         --        --     (0.41)
Total dividends and distributions                 (0.78)    (0.77)     (0.99)    (0.35)    (0.41)
NET ASSET VALUE, END OF YEAR                   $  11.20  $  11.76   $  11.74  $  11.78  $  10.91
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                         2.11%     6.58%      8.02%    11.31%    10.52%
================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                $349,676  $274,572   $203,450  $139,300  $114,790
Expenses to average net assets, net of fee
waivers and/or expense  reimbursements by and
recoupments to manager                             1.13%     1.14%#     1.13%     1.07%     0.95%
Expenses to average net assets, before fee
waivers and/or expense  reimbursements by
manager                                            1.27%     1.29%#     1.32%     1.30%     1.27%
Net investment income to average net assets        2.49%     2.25%      2.07%     2.57%     3.68%
Portfolio turnover                                  175%      260%       244%      274%      328%

UBS PACE Select Advisors Trust
FINANCIAL HIGHLIGHTS
UBS PACE HIGH YIELD INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                       CLASS A       CLASS Y          CLASS P
                                                                    ------------   --------------   ------------
                                                                       FOR THE     FOR THE PERIOD      FOR THE
                                                                    PERIOD ENDED    APRIL 3, 2006   PERIOD ENDED
                                                                      JULY 31,       TO JULY 24,      JULY 31,
                                                                       2006(a)         2006(b)         2006(c)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $ 9.95          $10.00          $  9.95
Net investment income                                                    0.11@           0.17@            0.14@
Net realized and unrealized (losses) from investment activities         (0.10)          (0.22)           (0.09)
Net increase (decrease) from operations                                  0.01           (0.05)            0.05
Dividends from net investment income                                    (0.15)          (0.14)           (0.19)

NET ASSET VALUE, END OF PERIOD                                         $ 9.81          $ 9.81          $  9.81
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                               0.15%          (0.45)%           0.56%
================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $  345          $   --          $11,103
Expenses to average net assets, net of fee waivers and/or expense
reimbursements by manager                                                1.35%*          1.10%*           1.10%*
Expenses to average net assets, before fee waivers and/or expense
reimbursements by manager                                                7.56%*          2.32%*           8.16%*
Net investment income to average net assets                              6.04%*          5.94%*           6.34%*
Portfolio turnover                                                         39%             39%              39%

*    Annualized.

@    Calculated using the average month-end shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a)  For the period May 1, 2006  (commencement  of  issuance)  through  July 31,
     2006.

(b)  For the period April 3, 2006  (commencement  of issuance)  through July 24,
     2006.

(c) For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

                  (This page has been left blank intentionally)

UBS PACE Select Advisors Trust
FINANCIAL HIGHLIGHTS
UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                              CLASS A
                                                      ------------------------------------------------------
                                                                   FOR THE YEARS ENDED JULY 31,
                                                      ------------------------------------------------------
                                                        2006        2005        2004       2003       2002
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                    $  20.64    $  17.56    $  15.39   $  14.83   $  17.52
Net investment income (loss)                              0.22@       0.22@       0.18       0.15       0.12
Net realized and unrealized gains (losses) from
investment activities                                     2.16        3.06        2.13       0.55      (2.71)
Net increase (decrease) from operations                   2.38        3.28        2.31       0.70      (2.59)
Dividends from net investment income                     (0.20)      (0.20)      (0.14)     (0.14)     (0.10)
Distributions from net realized gains from
investment activities                                    (0.47)         --          --         --         --
Total dividends and distributions                        (0.67)      (0.20)      (0.14)     (0.14)     (0.10)
NET ASSET VALUE, END OF YEAR                          $  22.35    $  20.64    $  17.56   $  15.39   $  14.83
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               11.77%      18.78%      15.06%      4.82%    (14.85)%
============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                       $292,632    $306,916    $305,359   $296,936   $325,252
Expenses to average net assets, net of fee waivers
and/or expense reimbursements by and recoupments
to manager                                                1.14%^      1.15%^      1.21%      1.21%      1.14%
Expenses to average net assets, before fee waivers
and/or expense reimbursements by manager                  1.27%       1.27%       1.31%      1.33%      1.28%
Net investment income (loss) to average net assets        1.03%^      1.16%^      0.98%      1.01%      0.71%
Portfolio turnover                                          95%         74%         73%        72%        79%

----------
@    Calculated using the average month-end shares outstanding for the year.

^ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

                                                                          CLASS B
                                                      -----------------------------------------------
                                                                FOR THE YEARS ENDED JULY 31,
                                                      -----------------------------------------------
                                                       2006     2005       2004       2003      2002
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                    $20.62   $17.50    $ 15.34    $ 14.75   $ 17.46
Net investment income (loss)                            0.03@    0.07@      0.02       0.02     (0.02)
Net realized and unrealized gains (losses) from
investment activities                                   2.16     3.05       2.14       0.57     (2.69)
Net increase (decrease) from operations                 2.19     3.12       2.16       0.59     (2.71)
Dividends from net investment income                      --       --         --         --        --
Distributions from net realized gains from
investment activities                                  (0.47)      --         --         --        --
Total dividends and distributions                      (0.47)      --         --         --        --
NET ASSET VALUE, END OF YEAR                          $22.34   $20.62    $ 17.50    $ 15.34   $ 14.75
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                             10.77%   17.83%     14.08%      4.00%   (15.52)%
=====================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                       $5,289   $8,554    $23,273    $58,523   $77,722
Expenses to average net assets, net of fee waivers
and/or expense reimbursements by and recoupments
to manager                                              2.00%    2.02%^     2.04%^     2.01%     1.92%
Expenses to average net assets, before fee waivers
and/or expense reimbursements by manager                2.13%    2.13%      2.14%      2.13%     2.06%
Net investment income (loss) to average net assets      0.16%    0.36%^     0.16%^     0.21%    (0.07)%
Portfolio turnover                                        95%      74%        73%        72%       79%

                                                                            CLASS C
                                                      --------------------------------------------------
                                                                 FOR THE YEARS ENDED JULY 31,
                                                      --------------------------------------------------
                                                        2006       2005       2004       2003      2002
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                    $ 20.58    $ 17.50    $ 15.34    $ 14.75   $ 17.46
Net investment income (loss)                             0.05@      0.07@      0.03       0.03     (0.02)
Net realized and unrealized gains (losses) from
investment activities                                    2.15       3.05       2.14       0.57     (2.69)
Net increase (decrease) from operations                  2.20       3.12       2.17       0.60     (2.71)
Dividends from net investment income                    (0.02)     (0.04)     (0.01)     (0.01)       --
Distributions from net realized gains from
investment activities                                   (0.47)        --         --         --        --
Total dividends and distributions                       (0.49)     (0.04)     (0.01)     (0.01)       --
NET ASSET VALUE, END OF YEAR                          $ 22.29    $ 20.58    $ 17.50    $ 15.34   $ 14.75
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                              10.86%     17.87%     14.14%      4.04%   (15.52)%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                       $36,374    $40,113    $41,701    $46,437   $52,912
Expenses to average net assets, net of fee waivers
and/or expense reimbursements by and recoupments
to manager                                               1.93%^     1.94%^     2.00%^     2.00%     1.92%
Expenses to average net assets, before fee waivers
and/or expense reimbursements by manager                 2.06%      2.06%      2.10%      2.12%     2.06%
Net investment income (loss) to average net assets       0.24%^     0.38%^     0.19%^     0.22%    (0.07)%
Portfolio turnover                                         95%        74%        73%        72%       79%

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                                              CLASS Y
                                                                        ---------------------------------------------------
                                                                                    FOR THE YEARS ENDED JULY 31,
                                                                        ---------------------------------------------------
                                                                          2006      2005        2004        2003      2002
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                      $ 20.70   $ 17.60     $ 15.41     $ 14.85   $ 17.54
Net investment income                                                      0.30@     0.28@       0.24        0.20      0.16
Net realized and unrealized gains (losses) from investment activities      2.17      3.07        2.14        0.55     (2.71)
Net increase (decrease) from operations                                    2.47      3.35        2.38        0.75     (2.55)
Dividends from net investment income                                      (0.25)    (0.25)      (0.19)      (0.19)    (0.14)
Distributions from net realized gains from investment activities          (0.47)       --          --          --        --
Total dividends and distributions                                         (0.72)    (0.25)      (0.19)      (0.19)    (0.14)
NET ASSET VALUE, END OF YEAR                                            $ 22.45   $ 20.70     $ 17.60     $ 15.41   $ 14.85
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                                12.20%    19.17%      15.49%       5.19%   (14.63)%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                         $43,234   $42,046     $37,336     $36,448   $41,046
Expenses to average net assets, net of fee waivers and/or expense
reimbursements by and recoupments to manager                               0.77%     0.83%^      0.85%^      0.87%     0.84%
Expenses to average net assets, before fee waivers and/or expense
reimbursements by manager                                                  0.90%     0.95%       0.95%       0.97%     0.93%
Net investment income to average net assets                                1.40%     1.48%^      1.33%^      1.35%     0.99%
Portfolio turnover                                                           95%       74%         73%         72%       79%

@    Calculated using the average month-end shares outstanding for the year.

^ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

                                                                                                 CLASS P
                                                                        --------------------------------------------------------
                                                                                      FOR THE YEARS ENDED JULY 31,
                                                                        --------------------------------------------------------
                                                                           2006        2005         2004       2003       2002
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                      $    20.66   $  17.58     $  15.40   $  14.84   $  17.54
Net investment income                                                         0.28@      0.26@        0.19       0.17       0.15
Net realized and unrealized gains (losses) from investment activities         2.16       3.07         2.18       0.57      (2.71)
Net increase (decrease) from operations                                       2.44       3.33         2.37       0.74      (2.56)
Dividends from net investment income                                         (0.25)     (0.25)       (0.19)     (0.18)     (0.14)
Distributions from net realized gains from investment activities             (0.47)        --           --         --         --
Total dividends and distributions                                            (0.72)     (0.25)       (0.19)     (0.18)     (0.14)
NET ASSET VALUE, END OF YEAR                                            $    22.38   $  20.66     $  17.58   $  15.40   $  14.84
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                                   12.07%     19.03%       15.40%      5.09%    (14.68)%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                         $1,078,221   $837,901     $598,934   $400,188   $338,732
Expenses to average net assets, net of fee waivers and/or expense
reimbursements by and recoupments to manager                                  0.86%      0.91%^       0.96%      0.97%      0.89%
Expenses to average net assets, before fee waivers and/or expense
reimbursements by manager                                                     0.99%      1.03%        1.06%      1.07%      1.03%
Net investment income to average net assets                                   1.30%      1.38%^       1.21%      1.24%      0.96%
Portfolio turnover                                                              95%        74%          73%        72%        79%

UBS PACE Select Advisors Trust
FINANCIAL HIGHLIGHTS
UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                                             CLASS A
                                                                        ---------------------------------------------------
                                                                                    FOR THE YEARS ENDED JULY 31,
                                                                        ---------------------------------------------------
                                                                          2006      2005       2004       2003+      2002
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                      $ 15.83   $ 13.50    $ 12.78    $  11.49   $  16.86
Net investment loss                                                       (0.03)@   (0.02)@    (0.07)@     (0.05)@    (0.08)@
Net realized and unrealized gains (losses) from investment activities     (0.05)     2.35       0.79        1.34      (5.29)
Net increase (decrease) from operations                                   (0.08)     2.33       0.72        1.29      (5.37)
NET ASSET VALUE, END OF YEAR                                             $15.75   $ 15.83    $ 13.50      $12.78   $  11.49
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                                (0.51)%   17.26%      5.63%      11.23%    (31.85)%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                         $82,201   $95,264    $98,710    $109,326   $115,625
Expenses to average net assets, net of fee waivers and/or expense
reimbursements by and recoupments to manager                               1.23%     1.28%^     1.30%^      1.25%      1.14%
Expenses to average net assets, before fee waivers and/or expense
reimbursements by manager                                                  1.28%     1.32%      1.36%       1.40%      1.31%
Net investment loss to average net assets                                 (0.18)%   (0.11)%^   (0.48)%^    (0.46)%    (0.52)%
Portfolio turnover                                                           64%       79%        82%        107%        57%

+ A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to GE Asset Management, Inc. and Marsico Capital Management, LLC on September 16, 2002. SSgA Funds Management, Inc. continues to provide a portion of the investment advisory function.

@    Calculated using the average month-end shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

^ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

                                                                                           CLASS B
                                                                        --------------------------------------------
                                                                                    FOR THE YEARS ENDED JULY 31,
                                                                        --------------------------------------------
                                                                         2006     2005     2004     2003+      2002
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                      $15.25   $13.12   $12.53   $ 11.36   $ 16.80
Net investment loss                                                      (0.16)@  (0.13)@  (0.18)@   (0.15)@   (0.19)@
Net realized and unrealized gains (losses) from investment activities    (0.04)    2.26     0.77      1.32     (5.25)
Net increase (decrease) from operations                                  (0.20)    2.13     0.59      1.17     (5.44)
NET ASSET VALUE, END OF YEAR                                            $15.05   $15.25   $13.12   $ 12.53   $ 11.36
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                               (1.31)%  16.24%    4.71%    10.30%   (32.38)%
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                         $1,450   $3,185   $6,038   $10,503   $12,853
Expenses to average net assets, net of fee waivers and/or expense
reimbursements by and recoupments to manager                              2.10%    2.16%    2.16%     2.09%     1.94%
Expenses to average net assets, before fee waivers and/or expense
reimbursements by manager                                                 2.27%    2.27%    2.27%     2.31%     2.20%
Net investment loss to average net assets                                (1.09)%  (0.98)%  (1.35)%   (1.29)%   (1.32)%
Portfolio turnover                                                          64%      79%      82%      107%       57%

                                                                                             CLASS C
                                                                        -----------------------------------------------
                                                                                    FOR THE YEARS ENDED JULY 31,
                                                                        -----------------------------------------------
                                                                         2006      2005       2004     2003+      2002
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                      $15.27    $13.14    $ 12.54   $ 11.36   $ 16.81
Net investment loss                                                      (0.16)@   (0.13)@    (0.17)@   (0.14)@   (0.19)@
Net realized and unrealized gains (losses) from investment activities    (0.03)     2.26       0.77      1.32     (5.26)
Net increase (decrease) from operations                                  (0.19)     2.13       0.60      1.18     (5.45)
NET ASSET VALUE, END OF YEAR                                            $15.08    $15.27    $ 13.14   $ 12.54   $ 11.36
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                               (1.24)%   16.21%      4.78%    10.39%   (32.42)%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                         $7,586    $9,944    $11,152   $12,598   $13,845
Expenses to average net assets, net of fee waivers and/or expense
reimbursements by and recoupments to manager                              2.07%^   2.11%^      2.11%     2.05%     1.92%
Expenses to average net assets, before fee waivers and/or expense
reimbursements by manager                                                 2.12%     2.15%      2.19%     2.24%     2.15%
Net investment loss to average net assets                                (1.03)%^  (0.94)%^   (1.29)%   (1.26)%   (1.29)%
Portfolio turnover                                                          64%       79%        82%      107%       57%

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                    CLASS Y
                                               ------------------------------------------------
                                                         FOR THE YEARS ENDED JULY 31,
                                               ------------------------------------------------
                                                 2006       2005      2004     2003+      2002
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $ 16.09    $ 13.67   $ 12.88   $ 11.54   $ 16.88
Net investment income (loss)                      0.03@      0.04@    (0.01)@   (0.01)@   (0.03)@
Net realized and unrealized gains (losses)
from investment activities                       (0.04)      2.38      0.80      1.35     (5.31)
Net increase (decrease) from operations          (0.01)      2.42      0.79      1.34     (5.34)
Distributions from net investment income         (0.03)        --        --        --        --
NET ASSET VALUE, END OF YEAR                   $ 16.05    $ 16.09   $ 13.67   $ 12.88   $ 11.54
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                       (0.10)%    17.70%     6.13%    11.61%   (31.64)%
===============================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                $22,668    $25,014   $22,647   $23,829   $20,990
Expenses to average net assets, net of fee
waivers and/or expense reimbursements by and
recoupments to manager                            0.85%^     0.85%     0.89%     0.90%     0.85%
Expenses to average net assets, before fee
waivers and/or expense reimbursements by
manager                                           0.89%      0.90%     0.93%     0.98%     0.95%
Net investment income (loss) to average net
asets                                             0.20%^     0.30%    (0.07)%   (0.11)%   (0.23)%
Portfolio turnover                                  64%       79%       82%      107%        57%

+ A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to GE Asset Management, Inc. and Marsico Capital Management, LLC on September 16, 2002. SSgA Funds Management, Inc. continues to provide a portion of the investment advisory function.

@    Calculated using the average month-end shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

^ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

                                                                        CLASS P
                                               --------------------------------------------------------
                                                             FOR THE YEARS ENDED JULY 31,
                                               --------------------------------------------------------
                                                 2006        2005        2004        2003+       2002
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $  16.02    $  13.62    $  12.85    $  11.53    $  16.88
Net investment income (loss)                       0.02@       0.03@      (0.02)@     (0.03)@     (0.04)@
Net realized and unrealized gains (losses)
from investment activities                        (0.05)       2.37        0.79        1.35       (5.31)
Net increase (decrease) from operations           (0.03)       2.40        0.77        1.32       (5.35)
Distributions from net investment income          (0.02)         --          --          --          --
NET ASSET VALUE, END OF YEAR                   $  15.97    $  16.02    $  13.62    $  12.85    $  11.53
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                        (0.20)%     17.62%       5.99%      11.45%     (31.69)%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                $945,358    $780,687    $546,373    $389,805    $299,959
Expenses to average net assets, net of fee
waivers and/or expense reimbursements by and
recoupments to manager                             0.95%^      0.97%^      1.00%       1.01%       0.91%
Expenses to average net assets, before fee
waivers and/or expense reimbursements by
manager                                            1.00%       1.01%       1.05%       1.10%       1.05%
Net investment income (loss) to average net
asets                                              0.12%^      0.18%^     (0.18)%     (0.22)%     (0.28)%
Portfolio turnover                                   64%         79%         82%        107%         57%

UBS PACE Select Advisors Trust
FINANCIAL HIGHLIGHTS
UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                   CLASS A
                                            ---------------------------------------------------
                                                        FOR THE YEARS ENDED JULY 31,
                                            ---------------------------------------------------
                                             2006#      2005       2004       2003       2002
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $ 21.80   $ 19.63    $ 16.49    $ 16.10   $ 17.00
Net investment loss                           (0.03)@   (0.05)@    (0.07)@    (0.04)@   (0.05)
Net realized and unrealized gains (losses)
from investment activities                    (0.82)     4.27       3.21       1.57     (0.79)
Net increase (decrease) from operations       (0.85)     4.22       3.14       1.53     (0.84)
Dividends from net investment income             --        --         --         --     (0.04)
Distributions from net realized gains from
investment activities                         (3.88)    (2.05)        --      (1.14)    (0.02)
Total dividends and distributions             (3.88)    (2.05)        --      (1.14)    (0.06)
NET ASSET VALUE, END OF YEAR                $ 17.07   $ 21.80    $ 19.63    $ 16.49   $ 16.10
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                    (4.10)%   22.35%     19.04%     10.88%    (4.95)%
===============================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)             $45,583   $55,299    $50,786    $44,758   $44,464
Expenses to average net assets, net of fee
waivers and/or expense reimbursements by
and recoupments to manager                     1.30%     1.33%^     1.36%^     1.36%     1.30%
Expenses to average net assets, before fee
waivers and/or expense reimbursements by
manager                                        1.30%     1.33%      1.36%      1.40%     1.32%
Net investment loss to average net assets     (0.16)%   (0.27)%^   (0.38)%^   (0.27)%   (0.19)%
Portfolio turnover                               81%       55%        36%        32%       44%

# A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Management, Inc. on October 1, 2005. Ariel Capital Management LLC continues to provide a portion of the investment advisory function.

@    Calculated using the average month-end shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

^ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

                                                                 CLASS B
                                            ------------------------------------------------
                                                      FOR THE YEARS ENDED JULY 31,
                                            ------------------------------------------------
                                             2006#     2005      2004       2003      2002
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $21.00    $19.12    $16.19    $ 15.95   $ 16.94
Net investment loss                          (0.18)@   (0.21)@   (0.21)@    (0.16)@   (0.16)
Net realized and unrealized gains (losses)
from investment activities                   (0.79)     4.14      3.14       1.54     (0.81)
Net increase (decrease) from operations      (0.97)     3.93      2.93       1.38     (0.97)
Dividends from net investment income            --        --        --         --        --
Distributions from net realized gains from
investment activities                        (3.88)    (2.05)       --      (1.14)    (0.02)
Total dividends and distributions            (3.88)    (2.05)       --      (1.14)    (0.02)
NET ASSET VALUE, END OF YEAR                $16.15    $21.00    $19.12    $ 16.19   $ 15.95
--------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                   (4.93)%   21.38%    18.10%     10.00%    (5.72)%
============================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)             $1,859    $4,373    $6,683    $10,877   $12,953
Expenses to average net assets, net of fee
waivers and/or expense reimbursements by
and recoupments to manager                    2.14%^    2.14%^    2.16%^     2.17%     2.09%
Expenses to average net assets, before fee
waivers and/or expense reimbursements by
manager                                       2.14%     2.14%     2.16%      2.20%     2.11%
Net investment loss to average net assets    (0.97)%^  (1.09)%^  (1.19)%^   (1.08)%   (0.98)%
Portfolio turnover                              81%       55%       36%        32%       44%

                                                                  CLASS C
                                            ---------------------------------------------------
                                                        FOR THE YEARS ENDED JULY 31,
                                            ---------------------------------------------------
                                             2006#      2005       2004       2003       2002
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $ 21.03   $ 19.13    $ 16.19    $ 15.95   $ 16.94
Net investment loss                           (0.17)@   (0.20)@    (0.21)@    (0.15)@   (0.17)
Net realized and unrealized gains (losses)
from investment activities                    (0.79)     4.15       3.15       1.53     (0.80)
Net increase (decrease) from operations       (0.96)     3.95       2.94       1.38     (0.97)
Dividends from net investment income             --        --         --         --        --
Distributions from net realized gains from
investment activities                         (3.88)    (2.05)        --      (1.14)    (0.02)
Total dividends and distributions             (3.88)    (2.05)        --      (1.14)    (0.02)
NET ASSET VALUE, END OF YEAR                $ 16.19   $ 21.03    $ 19.13    $ 16.19   $ 15.95
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                    (4.86)%   21.48%     18.16%     10.00%    (5.72)%
===============================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)             $11,552   $14,515    $13,548    $12,759   $13,450
Expenses to average net assets, net of fee
waivers and/or expense reimbursements by
and recoupments to manager                     2.08%     2.08%^     2.13%^     2.16%     2.09%
Expenses to average net assets, before fee
waivers and/or expense reimbursements by
manager                                        2.08%     2.08%      2.13%      2.19%     2.10%
Net investment loss to average net assets     (0.93)%   (1.03)%^   (1.15)%^   (1.07)%   (0.98)%
Portfolio turnover                               81%       55%        36%        32%       44%

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                                   CLASS Y
                                                               -----------------------------------------------
                                                                         FOR THE YEARS ENDED JULY 31,
                                                               -----------------------------------------------
                                                                2006#     2005      2004       2003      2002
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $22.07    $19.78    $16.56     $16.13    $17.02
Net investment income (loss)                                     0.03@     0.02@    (0.01)@    (0.01)@    0.01
Net realized and unrealized gains (losses)
from investment activities                                      (0.83)     4.32      3.23       1.58     (0.81)
Net increase (decrease) from operations                         (0.80)     4.34      3.22       1.57     (0.80)
Dividends from net investment income                               --        --        --         --     (0.07)
Distributions from net realized gains from
investment activities                                           (3.88)    (2.05)       --      (1.14)    (0.02)
Total dividends and distributions                               (3.88)    (2.05)       --      (1.14)    (0.09)
NET ASSET VALUE, END OF YEAR                                   $17.39    $22.07    $19.78     $16.56    $16.13
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                      (3.78)%   22.82%    19.44%     11.12%    (4.73)%
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                $4,311    $4,994    $3,754     $1,813    $1,481
Expenses to average net assets, net of fee waivers
and/or expense  reimbursements by and recoupments to manager     0.97%     0.98%^    1.04%^     1.14%     1.06%
Expenses to average net assets, before fee waivers
and/or expense  reimbursements by manager                        0.97%     0.98%     1.04%      1.16%     1.08%
Net investment income (loss) to average net assets               0.17%     0.08%^   (0.05)%^   (0.05)%    0.07%
Portfolio turnover                                                 81%       55%       36%        32%       44%

# A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Management, Inc. on October 1, 2005. Ariel Capital Management LLC continues to provide a portion of the investment advisory function.

@    Calculated using the average month-end shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

+    Amount represents less than $0.005 per share.

^ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

                                                                                         CLASS P
                                                               ----------------------------------------------------------
                                                                              FOR THE YEARS ENDED JULY 31,
                                                               ----------------------------------------------------------
                                                                 2006#        2005        2004        2003         2002
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $  22.02     $  19.78    $  16.58    $  16.14     $  17.02
Net investment income (loss)                                      (0.00)+@     (0.02)@     (0.03)@     (0.00)+@      0.02
Net realized and unrealized gains (losses)
from investment activities                                        (0.83)        4.31        3.23        1.58        (0.81)
Net increase (decrease) from operations                           (0.83)        4.29        3.20        1.58        (0.79)
Dividends from net investment income                                 --           --          --          --        (0.07)
Distributions from net realized gains from
investment activities                                             (3.88)       (2.05)         --       (1.14)       (0.02)
Total dividends and distributions                                 (3.88)       (2.05)         --       (1.14)       (0.09)
NET ASSET VALUE, END OF YEAR                                   $  17.31     $  22.02    $  19.78    $  16.58     $  16.14
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                        (3.95)%      22.55%      19.30%      11.18%       (4.67)%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                $387,514     $366,083    $277,254    $204,028     $179,315
Expenses to average net assets, net of fee waivers
and/or expense  reimbursements by and recoupments to manager       1.16%        1.16%       1.16%       1.11%        0.99%
Expenses to average net assets, before fee waivers
and/or expense  reimbursements by manager                          1.18%        1.17%       1.20%       1.25%        1.10%
Net investment income (loss) to average net assets                (0.03)%      (0.10)%     (0.17)%     (0.01)%       0.12%
Portfolio turnover                                                   81%          55%         36%         32%          44%

UBS PACE Select Advisors Trust
FINANCIAL HIGHLIGHTS
UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                  CLASS A
                                            -------------------------------------------------
                                                       FOR THE YEARS ENDED JULY 31,
                                            -------------------------------------------------
                                             2006+      2005       2004      2003      2002
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $ 17.52   $ 14.08    $ 13.08   $ 10.84   $ 13.65
Net investment loss                           (0.12)@   (0.14)@    (0.13)@   (0.10)@   (0.11)@
Net realized and unrealized gains (losses)
from investment activities                    (0.58)     3.64       1.13      2.34     (2.70)
Net increase (decrease) from operations       (0.70)     3.50       1.00      2.24     (2.81)
Distributions from net realized gains from
investment activities                         (2.37)    (0.06)        --        --        --
NET ASSET VALUE, END OF YEAR                $ 14.45   $ 17.52    $ 14.08   $ 13.08   $ 10.84
---------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                    (4.22)%   24.91       7.65%    20.66%   (20.59)%
=============================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)             $48,824   $60,328    $60,329   $63,435   $61,535
Expenses to average net assets, net of fee
waivers and/or expense reimbursements by
and recoupments to manager                     1.32%     1.33%^     1.37%^    1.38%     1.30%
Expenses to average net assets, before fee
waivers and/or expense reimbursements by
manager                                        1.32%     1.33%      1.37%     1.41%     1.34%
Net investment loss to average net assets     (0.78)    (0.92)%^   (0.88)%^  (0.87)%   (0.88)%
Portfolio turnover                              134%       60%        85%       50%       48%

+ A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to ForstmannLeff Associates, LLC and Riverbridge Partners, LLC on October 1, 2005.

@    Calculated using average month-end shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

^ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

                                                              CLASS B
                                            -------------------------------------------
                                                    FOR THE YEARS ENDED JULY 31,
                                            -------------------------------------------
                                             2006+    2005     2004     2003      2002
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $16.86   $13.68   $12.82   $10.71   $ 13.60
Net investment loss                          (0.24)@  (0.28)@  (0.24)@  (0.19)@   (0.20)@
Net realized and unrealized gains (losses)
from investment activities                   (0.57)    3.52     1.10     2.30     (2.69)
Net increase (decrease) from operations      (0.81)    3.24     0.86     2.11     (2.89)
Distributions from net realized gains from
investment activities                        (2.37)   (0.06)      --       --        --
NET ASSET VALUE, END OF YEAR                $13.68   $16.86   $13.68   $12.82   $ 10.71
---------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                   (5.13)%  23.73     6.71%   19.70%   (21.25)%
=======================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)             $  696   $1,915   $2,836   $5,334   $ 6,795
Expenses to average net assets, net of fee
waivers and/or expense reimbursements by
and recoupments to manager                    2.19%    2.27%    2.23%    2.24%     2.08%
Expenses to average net assets, before fee
waivers and/or expense reimbursements by
manager                                       2.27%    2.28%    2.24%    2.30%     2.22%
Net investment loss to average net assets    (1.62)%  (1.85)%  (1.74)%  (1.72)%   (1.63)%
Portfolio turnover                             134%      60%      85%      50%       48%

                                                               CLASS C
                                            ---------------------------------------------
                                                      FOR THE YEARS ENDED JULY 31,
                                            ---------------------------------------------
                                             2006+     2005      2004     2003      2002
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $16.90    $13.70    $12.83   $10.71   $ 13.60
Net investment loss                          (0.24)@   (0.26)@   (0.24)@  (0.18)@   (0.21)@
Net realized and unrealized gains (losses)
from investment activities                   (0.55)     3.52      1.11     2.30     (2.68)
Net increase (decrease) from operations      (0.79)     3.26      0.87     2.12     (2.89)
Distributions from net realized gains from
investment activities                        (2.37)    (0.06)       --       --        --
NET ASSET VALUE, END OF YEAR                $13.74    $16.90    $13.70   $12.83   $ 10.71
-----------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                   (4.98)%   23.84      6.78%   19.79%   (21.25)%
=========================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)             $6,709    $8,337    $8,850   $9,459   $ 9,380
Expenses to average net assets, net of fee
waivers and/or expense reimbursements by
and recoupments to manager                    2.11%     2.15%^    2.16%^   2.18%     2.08%
Expenses to average net assets, before fee
waivers and/or expense reimbursements by
manager                                       2.11%     2.15%     2.16%    2.22%     2.14%
Net investment loss to average net assets    (1.56)%   (1.74)%^  (1.68)%^ (1.67)%   (1.65)%
Portfolio turnover                             134%       60%       85%      50%       48%

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                           CLASS Y
                                                     ---------------------------------------------------
                                                                   FOR THE YEARS ENDED JULY 31,
                                                     ---------------------------------------------------
                                                       2006+      2005      2004       2003        2002
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                   $  17.74    $14.21    $13.15     $10.87     $ 13.68
Net investment loss                                     (0.07)@   (0.09)@   (0.07)@    (0.08)@     (0.02)@
Net realized and unrealized gains (losses) from
investment activities                                   (0.58)     3.68      1.13       2.36       (2.79)
Net increase (decrease) from operations                 (0.65)     3.59      1.06       2.28       (2.81)
Distributions from net realized gains from
investment activities                                   (2.37)    (0.06)       --         --          --
NET ASSET VALUE, END OF YEAR                         $  14.72    $17.74    $14.21     $13.15     $ 10.87
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                              (3.86)%   25.32%     8.06%     20.97%     (20.54)%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                      $  4,279    $4,057    $2,980     $1,372     $   284
Expenses to average net assets, net of fee waivers
and/or expense reimbursements by and recoupments
to manager                                               0.95%     0.96%     0.97%^     1.22%^      1.04%^
Expenses to average net assets, before fee waivers
and/or expense reimbursements by manager                 0.95%     0.96%     0.97%      1.16%       1.00%
Net investment loss to average net assets               (0.41)%   (0.55)%   (0.50)%^   (0.69)%^    (0.21)%^
Portfolio turnover                                        134%       60%       85%        50%         48%

+ A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to ForstmannLeff Associates, LLC and Riverbridge Partners, LLC on October 1, 2005.

@    Calculated using average month-end shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

^ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

                                                                            CLASS P
                                                     ------------------------------------------------------
                                                                  FOR THE YEARS ENDED JULY 31,
                                                     ------------------------------------------------------
                                                       2006+       2005        2004        2003       2002
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                   $  17.72    $  14.22    $  13.18    $ 10.88    $ 13.67
Net investment loss                                     (0.10)@     (0.11)@     (0.10)@    (0.06)@    (0.07)@
Net realized and unrealized gains (losses) from
investment activities                                   (0.58)       3.67        1.14       2.36      (2.72)
Net increase (decrease) from operations                 (0.68)       3.56        1.04       2.30      (2.79)
Distributions from net realized gains from
investment activities                                   (2.37)      (0.06)         --         --         --
NET ASSET VALUE, END OF YEAR                         $  14.67    $  17.72    $  14.22    $ 13.18    $ 10.88
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                              (4.05)%     25.08%       7.89%     21.14%    (20.41)%
===========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                      $380,197    $356,839    $262,516    $16,911    $77,119
Expenses to average net assets, net of fee waivers
and/or expense reimbursements  by and recoupments
to manager                                               1.13%       1.13%       1.13%      1.09%      0.98%
Expenses to average net assets, before fee waivers
and/or expense reimbursements  by manager                1.18%       1.18%       1.17%      1.22%      1.11%
Net investment loss to average net assets               (0.59)%     (0.72)%     (0.65)%    (0.57)%    (0.56)%
Portfolio turnover                                        134%         60%         85%        50%        48%

UBS PACE Select Advisors Trust
FINANCIAL HIGHLIGHTS
UBS PACE INTERNATIONAL EQUITY INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                      CLASS A
                                               -----------------------------------------------------
                                                            FOR THE YEARS ENDED JULY 31,
                                               -----------------------------------------------------
                                                 2006      2005 ~      2004 ~        2003      2002
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $  15.46     $ 12.96     $ 10.37    $ 10.08   $ 12.58
Net investment income (loss)                       0.30@       0.21@       0.04@      0.09      0.04
Net realized and unrealized gains (losses)
from investment activities                         3.50        2.35        2.60       0.21     (2.43)
Net increase (decrease) from operations            3.80        2.56        2.64       0.30     (2.39)
Dividends from net investment income              (0.23)      (0.06)      (0.05)     (0.01)    (0.11)
NET ASSET VALUE, END OF YEAR                   $  19.03     $ 15.46     $ 12.96    $ 10.37   $ 10.08
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                        24.77%      19.78%      25.47%      2.95%   (19.09)%
====================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                $111,153     $97,046     $92,590    $90,630   $94,785
Expenses to average net assets, net of fee
waivers and/or expense reimbursements by and
recoupments to manager                             1.47%+      1.55%+      1.59%+    1.58%      1.52%
Expenses to average net assets, before fee
waivers and/or expense reimbursements by
manager                                            1.47%       1.55%       1.59%     1.62%      1.60%
Net investment income (loss) to average net
assets                                             1.73%+      1.45%+      0.33%+    0.92%      0.20%
Portfolio turnover                                   52%         39%        117%       88%       109%

~ A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management, Inc. and Delaware International Advisors Ltd. on April 1, 2004. Delaware International Advisors Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004. Martin Currie, Inc. continues to provide a portion of the investment advisory function.

@    Calculated using the average month-end shares outstanding for the year.

+ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

^    Amount represents less than $0.005 per share.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

                                                                     CLASS B
                                               ------------------------------------------------
                                                         FOR THE YEARS ENDED JULY 31,
                                               ------------------------------------------------
                                                2006     2005 ~     2004 ~      2003      2002
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $15.07     $12.71     $10.23    $10.05   $ 12.53
Net investment income (loss)                     0.12@      0.05@     (0.09)@   (0.03)    (0.03)
Net realized and unrealized gains (losses)
from investment activities                       3.43       2.31       2.57      0.21     (2.45)
Net increase (decrease) from operations          3.55       2.36       2.48      0.18     (2.48)
Dividends from net investment income            (0.02)      --         --        --        --
NET ASSET VALUE, END OF YEAR                   $18.60     $15.07     $12.71    $10.23   $ 10.05
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                      23.60%     18.57%     24.24%     1.79%   (19.79)%
===============================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                $  740     $  831     $  976    $1,235   $ 2,023
Expenses to average net assets, net of fee
waivers and/or expense reimbursements by and
recoupments to manager                           2.45%+     2.55%+     2.63%     2.58%     2.37%
Expenses to average net assets, before fee
waivers and/or expense reimbursements by
manager                                          2.45%      2.55%      2.64%     2.65%     2.62%
Net investment income (loss) to average net
assets                                           0.73%+     0.39%+    (0.73)%   (0.18)%   (0.73)%
Portfolio turnover                                 52%        39%       117%       88%      109%

                                                                    CLASS C
                                               ------------------------------------------------
                                                         FOR THE YEARS ENDED JULY 31,
                                               ------------------------------------------------
                                                2006     2005 ~     2004 ~      2003      2002
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $15.16     $12.76     $10.25    $10.04   $ 12.53
Net investment income (loss)                     0.14@      0.09@     (0.06)@    0.00^    (0.05)
Net realized and unrealized gains (losses)
from investment activities                       3.44       2.31       2.57      0.21     (2.42)
Net increase (decrease) from operations          3.58       2.40       2.51      0.21     (2.47)
Dividends from net investment income            (0.09)        --         --        --     (0.02)
NET ASSET VALUE, END OF YEAR                   $18.65     $15.16     $12.76    $10.25   $ 10.04
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                      23.68%     18.81%     24.49%     2.09%   (19.75)%
===============================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                $8,168     $8,099     $7,576    $7,598   $ 8,972
Expenses to average net assets, net of fee
waivers and/or expense reimbursements by and
recoupments to manager                           2.32%+     2.35%+     2.44%+    2.41%     2.30%
Expenses to average net assets, before fee
waivers and/or expense reimbursements by
manager                                          2.32%      2.35%      2.44%     2.48%     2.42%
Net investment income (loss) to average net
assets                                           0.84%+     0.64%+    (0.53)%    0.05%    (0.59)%
Portfolio turnover                                 52%        39%       117%       88%      109%

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                                             CLASS Y
                                                                        ----------------------------------------------------
                                                                                   FOR THE YEARS ENDED JULY 31,
                                                                        ----------------------------------------------------
                                                                          2006     2005 ~      2004 ~         2003      2002
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                      $ 15.49     $ 12.98     $ 10.37    $ 10.09   $ 12.59
Net investment income                                                      0.38@       0.28@       0.10@      0.13      0.07
Net realized and unrealized gains (losses) from investment activities      3.49        2.36        2.60       0.19     (2.43)
Net increase (decrease) from operations                                    3.87        2.64        2.70       0.32     (2.36)
Dividends from net investment income                                      (0.30)      (0.13)      (0.09)     (0.04)    (0.14)
NET ASSET VALUE, END OF YEAR                                            $ 19.06     $ 15.49     $ 12.98    $ 10.37   $ 10.09
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                                25.25%      20.35%      26.12%      3.24%   (18.84)%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                         $53,388     $45,107     $39,474    $33,813   $45,674
Expenses to average net assets, net of fee waivers and/or expense
reimbursements by and recoupments to manager                               1.06%       1.11%       1.15%      1.21%+    1.20%
Expenses to average net assets, before fee waivers and/or expense
reimbursements by manager                                                  1.06%       1.11%       1.15%      1.19%     1.20%
Net investment income to average net assets                                2.14%       1.93%       0.80%      1.25%+    0.61%
Portfolio turnover                                                           52%         39%        117%        88%      109%

~ A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management, Inc. and Delaware International Advisors Ltd. on April 1, 2004. Delaware International Advisors Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004. Martin Currie, Inc. continues to provide a portion of the investment advisory function.

@    Calculated using the average month-end shares outstanding for the year.

+ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

                                                                                                CLASS P
                                                                        -------------------------------------------------------
                                                                                      FOR THE YEARS ENDED JULY 31,
                                                                        -------------------------------------------------------
                                                                          2006     2005 ~      2004 ~        2003        2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                      $  15.46   $  12.96    $  10.36    $  10.08    $  12.59
Net investment income                                                       0.37@      0.27@       0.09@       0.11        0.06
Net realized and unrealized gains (losses) from investment activities       3.48       2.34        2.59        0.20       (2.43)
Net increase (decrease) from operations                                     3.85       2.61        2.68        0.31       (2.37)
Dividends from net investment income                                       (0.28)     (0.11)      (0.08)      (0.03)      (0.14)
NET ASSET VALUE, END OF YEAR                                            $  19.03   $  15.46    $  12.96    $  10.36    $  10.08
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                                 25.17%     20.16%      25.93%       3.10%     (18.93)%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                         $900,603   $625,091    $425,956    $250,224    $203,148
Expenses to average net assets, net of fee waivers and/or expense
reimbursements by and recoupments to manager                                1.17%      1.24%+      1.30%       1.35%+      1.30%
Expenses to average net assets, before fee waivers and/or expense
reimbursements by manager                                                   1.17%      1.24%       1.30%       1.31%       1.34%
Net investment income to average net assets                                 2.09%      1.83%+      0.73%       1.21%+      0.52%
Portfolio turnover                                                            52%        39%        117%         88%        109%

UBS PACE Select Advisors Trust
FINANCIAL HIGHLIGHTS
UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                                              CLASS A
                                                                        ---------------------------------------------------
                                                                                    FOR THE YEARS ENDED JULY 31,
                                                                        ---------------------------------------------------
                                                                          2006     2005 ~        2004     2003 ~      2002
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                      $ 15.13     $ 10.55    $  8.88     $ 7.74    $ 8.01
Net investment income (loss)                                               0.21@       0.15@      0.02@      0.07@    (0.03)
Net realized and unrealized gains (losses) from investment activities      3.10        4.43       1.65       1.07     (0.24)
Net increase (decrease) from operations                                    3.31        4.58       1.67       1.14     (0.27)
Dividends from net investment income                                      (0.14)      (0.00)#       --         --        --
NET ASSET VALUE, END OF YEAR                                            $ 18.30     $ 15.13    $ 10.55     $ 8.88    $ 7.74
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                                21.97%      43.42%     18.81%     14.73%    (3.37)%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                         $21,651     $16,691    $11,965     $9,810    $5,566
Expenses to average net assets, net of fee waivers and/or expense
reimbursements by and recoupments to manager                               1.97%^      2.09%^     2.13%^     2.18%     1.87%
Expenses to average net assets, before fee waivers and/or expense
reimbursements by manager                                                  1.97%       2.09%      2.13%      2.36%     2.27%
Net investment income (loss) to average net assets                         1.20%^      1.13%^     0.20%^     0.91%    (0.23)%
Portfolio turnover                                                           84%        119%       128%       214%      129%

#    Amount of dividend paid represents less than $0.005 per share.

~ Investment advisory functions for this Portfolio were transferred from Schroder Investment Management North America Inc. to Baring International Investment Limited and Gartmore Global Partners on August 2, 2002. Mondrian Investment Partners Ltd. replaced Baring International Investments Ltd. on September 28, 2004. Gartmore Global Partners continues to provide a portion of the investment advisory function.

@    Calculated using the average month-end shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

^ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

                                                                                             CLASS B
                                                                        -------------------------------------------------
                                                                                   FOR THE YEARS ENDED JULY 31,
                                                                        -------------------------------------------------
                                                                         2006     2005 ~      2004      2003 ~      2002
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                      $14.55     $10.25    $ 8.70      $ 7.66    $ 7.98
Net investment income (loss)                                              0.05@      0.01@    (0.09)@     (0.04)@   (0.11)
Net realized and unrealized gains (losses) from investment activities     3.00       4.29      1.64        1.08     (0.21)
Net increase (decrease) from operations                                   3.05       4.30      1.55        1.04     (0.32)
Dividends from net investment income                                        --         --        --          --        --
NET ASSET VALUE, END OF YEAR                                            $17.60     $14.55    $10.25      $ 8.70    $ 7.66
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                               20.96%     41.95%    17.82%      13.58%    (4.01)%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                         $  522     $  690    $  857      $2,235    $5,426
Expenses to average net assets, net of fee waivers and/or expense
reimbursements by and recoupments to manager                              2.86%^     3.02%^    3.03%^      2.91%     2.66%
Expenses to average net assets, before fee waivers and/or expense
reimbursements by manager                                                 2.86%      3.02%     3.03%       3.18%     3.05%
Net investment income (loss) to average net assets                        0.29%^     0.11%^   (0.90)%^    (0.51)%   (1.05)%
Portfolio turnover                                                          84%       119%      128%        214%      129%

                                                                                             CLASS C
                                                                        -------------------------------------------------
                                                                                   FOR THE YEARS ENDED JULY 31,
                                                                        -------------------------------------------------
                                                                         2006     2005 ~      2004      2003 ~      2002
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                      $14.58     $10.25    $ 8.69      $ 7.66    $ 7.98
Net investment income (loss)                                              0.07@      0.04@    (0.07)@     (0.01)@   (0.10)
Net realized and unrealized gains (losses) from investment activities     3.00       4.29      1.63        1.04     (0.22)
Net increase (decrease) from operations                                   3.07       4.33      1.56        1.03     (0.32)
Dividends from net investment income                                     (0.03)        --        --          --        --
NET ASSET VALUE, END OF YEAR                                            $17.62     $14.58    $10.25      $ 8.69    $ 7.66
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                               21.06%     42.24%    17.95%      13.45%    (4.01)%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                         $5,484     $4,625    $3,768      $3,752    $3,497
Expenses to average net assets, net of fee waivers and/or expense
reimbursements by and recoupments to manager                              2.78%^     2.86%^    2.91%^      2.96%     2.67%
Expenses to average net assets, before fee waivers and/or expense
reimbursements by manager                                                 2.78%      2.86%     2.91%       3.15%     3.07%
Net investment income (loss) to average net assets                        0.40%^     0.35%^   (0.64)%^    (0.17)%   (1.05)%
Portfolio turnover                                                          84%       119%      128%        214%      129%

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                                              CLASS Y
                                                                        ---------------------------------------------------
                                                                                    FOR THE YEARS ENDED JULY 31,
                                                                        ---------------------------------------------------
                                                                          2006    2005 ~       2004      2003 ~       2002
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                      $ 15.30    $ 10.66    $ 8.94       $ 7.77    $ 8.02
Net investment income (loss)                                               0.30@      0.23@     0.09@        0.16@    (0.01)
Net realized and unrealized gains (losses) from investment activities      3.13       4.45      1.63         1.01     (0.24)
Net increase (decrease) from operations                                    3.43       4.68      1.72         1.17     (0.25)
Dividends from net investment income                                      (0.20)     (0.04)       --           --        --
NET ASSET VALUE, END OF YEAR                                            $ 18.53    $ 15.30    $10.66       $ 8.94    $ 7.77
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                                22.52%     43.97%    19.24%       15.06%    (3.12)%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                         $20,201    $14,518    $5,017       $1,380    $  462
Expenses to average net assets, net of fee waivers and/or expense
reimbursements by and recoupments to manager                               1.56%      1.67%     1.71%^       1.96%     1.67%
Expenses to average net assets, before fee waivers and/or expense
reimbursements by manager                                                  1.56%      1.67%     1.71%        2.01%     2.07%
Net investment income (loss) to average net assets                         1.64%      1.72%     0.78%^       2.03%    (0.05)%
Portfolio turnover                                                           84%       119%      128%         214%      129%

~ Investment advisory functions for this Portfolio were transferred from Schroder Investment Management North America Inc. to Baring International Investment Limited and Gartmore Global Partners on August 2, 2002. Mondrian Investment Partners Ltd. replaced Baring International Investments Ltd. on September 28, 2004. Gartmore Global Partners continues to provide a portion of the investment advisory function.

@      Calculated using the average month-end shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

^ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the Portfolio's expense cap.

                                                                                                CLASS P
                                                                        -------------------------------------------------------
                                                                                      FOR THE YEARS ENDED JULY 31,
                                                                        -------------------------------------------------------
                                                                          2006       2005 ~        2004     2003 ~        2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                      $  15.25     $  10.64    $   8.94    $  7.79    $  8.02
Net investment income (loss)                                                0.21@        0.17@       0.04@      0.07@      0.01
Net realized and unrealized gains (losses) from investment activities       3.13         4.45        1.66       1.08      (0.24)
Net increase (decrease) from operations                                     3.34         4.62        1.70       1.15      (0.23)
Dividends from net investment income                                       (0.15)       (0.01)         --         --         --
NET ASSET VALUE, END OF YEAR                                            $  18.44     $  15.25    $  10.64    $  8.94    $  7.79
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                                 21.98%       43.46%      19.02%     14.76%     (2.87)%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                         $259,321     $199,403    $117,746    $78,462    $62,376
Expenses to average net assets, net of fee waivers and/or expense
reimbursements by and recoupments to manager                                1.98%^       2.00%       2.00%      1.84%      1.50%
Expenses to average net assets, before fee waivers and/or expense
reimbursements by manager                                                   1.98%        2.05%       2.08%      2.30%      2.18%
Net investment income (loss) to average net assets                          1.20%^       1.28%       0.37%      0.98%      0.13%
Portfolio turnover                                                            84%         119%        128%       214%       129%

UBS PACE Select Advisors Trust
FINANCIAL HIGHLIGHTS
PACE ALTERNATIVE STRATEGIES INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                 CLASS A           CLASS B           CLASS C           CLASS Y           CLASS P
                                            ----------------  ----------------  ----------------  ----------------  ----------------
                                                 FOR THE           FOR THE           FOR THE       FOR THE PERIOD       FOR THE
                                              PERIOD ENDED      PERIOD ENDED      PERIOD ENDED    APRIL 3, 2006(d)    PERIOD ENDED
                                            JULY 31, 2006(a)  JULY 31, 2006(b)  JULY 31, 2006(c)  TO JULY 26, 2006  JULY 31, 2006(a)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $ 10.01            $9.84            $ 9.97            $10.00            $ 10.01
Net investment income                              0.03@            0.01@             0.02@             0.06@              0.03@
Net realized and unrealized gains (losses)
from  investment activities                       (0.11)            0.06             (0.08)            (0.20)             (0.10)
Net increase (decrease) from operations           (0.08)            0.07             (0.06)            (0.14)             (0.07)
NET ASSET VALUE, END OF PERIOD                  $  9.93            $9.91            $ 9.91            $ 9.86            $  9.94
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                        (0.80)%           0.71%            (0.60)%           (1.40)%            (0.70)%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $10,393            $   3            $  302            $   --            $46,920
Expenses to average net assets, net of fee
waivers and/or expense reimbursements by
manager including interest expense for
securities sold short                              2.14%*           2.83%*            2.84%*            1.76%*             1.90%*
Expenses to average net assets, before fee
waivers and/or expense reimbursements by
manager including interest expense for
securities sold short                              4.24%*           5.09%*            4.35%*            2.34%*             4.12%*
Expenses to average net assets, net of fee
waivers and/or expense reimbursements by
manager excluding interest expense for
securities sold short                              1.95%*           2.70%*            2.70%*            1.70%*             1.70%*
Net investment income to average net
assets                                             1.30%*           0.41%*            0.66%*            1.94%*             1.47%*
Portfolio turnover                                   54%              54%               54%               54%                54%

*    Annualized.

@    Calculated using the average month-end shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

(b)  For the period May 19, 2006 (commencement of issuance) through July 31,
     2006.

(c) For the period April 11, 2006 (commencement of issuance) through July 31, 2006.

(d)  For the period April 3, 2006 (commencement of issuance) through July 26,
     2006.

UBS PACE Select Advisors Trust
REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
UBS PACE Select Advisors Trust

We have audited the accompanying statements of assets and liabilities of UBS PACE Select Advisors Trust (comprising, respectively, UBS PACE Money Market Investments, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE High Yield Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments and UBS Alternative Strategies Investments), collectively (the "Trust"), including the portfolios of investments, as of July 31, 2006, and the related statements of operations and changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting UBS PACE Select Advisors Trust at July 31, 2006, and the results of their operations, the changes in their net assets, and the financial highlights for each of the indicated periods, in conformity with US generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

New York, New York
September 15, 2006

UBS PACE Select Advisors Trust
TAX INFORMATION (UNAUDITED)

We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of each Portfolio's fiscal year end (July 31, 2006) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, the percentage of dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

                                                              DIVIDEND     FOREIGN
                                                              RECEIVED      TAX
PORTFOLIO                                                    DEDUCTION     CREDIT
-----------------------------------------------------------------------------------
UBS PACE Large Co Value Equity Investments                       79%             --
UBS PACE Large Co Growth Equity Investments                     100%
UBS PACE Small/Medium Co Value Equity Investments                52%
UBS PACE Small/Medium Co Growth Equity Investments               12%
UBS PACE International Equity Investments                        --      $2,076,687
UBS PACE International Emerging Markets Equity Investments       --         973,075

Also, for the fiscal year ended July 31, 2006, the foreign source income for information reporting purposes for UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments is $30,159,476 and $9,103,499, respectively.

For the fiscal year ended July 31, 2006, certain dividends paid by UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $14,161,572, $1,015,518, $5,242,333, $7,275,452, $14,618,152, and $2,405,052,
respectively, represents the maximum amount that may be considered qualified dividend income.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2006. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2007. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

UBS PACE Select Advisors Trust
GENERAL INFORMATION (UNAUDITED)

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

Each Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolios upon request by calling 1-800-647 1568.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

UBS PACE Select Advisors Trust
BOARD APPROVALS OF INVESTMENT ADVISORY AND ADMINISTRATION
AGREEMENTS AND/OR SUBADVISORY AGREEMENTS DURING THE PERIOD
FEBRUARY 1, 2006 THROUGH JULY 31, 2006 (UNAUDITED)

FEBRUARY 8, 2006 BOARD MEETING:

UBS PACE ALTERNATIVE STRATEGIES INVESTMENTS AND UBS PACE HIGH YIELD INVESTMENTS--BOARD APPROVAL OF INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENT AND SUBADVISORY AGREEMENTS:

BACKGROUND--At meetings of UBS PACE Select Advisors Trust's (the "Trust") board on February 8, 2006 (for UBS PACE Alternative Strategies Investments (the "Alternative Strategies Portfolio")) and February 8, 2006 and November 16, 2005 (for UBS PACE High Yield Investments (the "High Yield Portfolio" and, together with the Alternative Strategies Portfolio, the "Portfolios")), the members of the board, including the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended, considered and approved (a) the applicability of an Investment Management and Administration Agreement of the Trust to each of Alternative Strategies Portfolio and High Yield Portfolio, each a new portfolio of the Trust (such agreement to be similar to the then current agreement for the other portfolios of the Trust, but with UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and not UBS Global Asset Management (US) Inc. to be the investment manager and administrator), (b) the proposed subadvisory agreements between UBS Global AM and each of Analytic Investors, Inc. and Wellington Management Company, LLP with respect to the Alternative Strategies Portfolio; and (c) the proposed subadvisory agreement between UBS Global AM and MacKay Shields LLC with respect to the High Yield Portfolio. In considering the approval of the Investment Management and Administration Agreement and the three new subadvisory agreements (together, the "Agreements"), the board of trustees was able to draw on its knowledge of the Trust, its other portfolios and UBS Global AM and its sister firm, UBS Global Asset Management (US) Inc. ("UBS Global AM--US"). The board took note of its knowledge of UBS Global AM--US and UBS Global AM and the advisory, subadvisory and distribution agreements for the other portfolios of the Trust, including the extensive materials it had reviewed at its July 2005 annual contract renewal meeting for the other portfolios, and noted that it had at that time received a memorandum from its independent legal counsel discussing, among other things, the duties of board members in considering approval of advisory, subadvisory and administration agreements. The board was provided with information about the proposed subadvisers for the Portfolios, including information about the qualifications, backgrounds and responsibilities of each proposed subadviser's portfolio management team, assets under management and investment philosophy and process. The board was also provided by UBS Global AM--US with memoranda with additional information about each proposed subadviser and UBS Global AM--US's discussion of reasons for recommending the proposed subadvisers to the board, and a summary of each subadviser's responses to certain compliance-related questions. The board also met with members of the portfolio management team for each proposed subadviser.

In its consideration of the approval of the Investment Management and Administration Agreement and the proposed subadvisory agreements, the board considered the following factors:

NATURE, EXTENT AND QUALITY OF THE SERVICES UNDER THE INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENT AND THE SUBADVISORY AGREEMENTS--The board took note that at its last annual contract renewal meeting for the Trust, in connection with its review of the Trust's advisory, subadvisory and distribution agreements, it had received and considered extensive information regarding the nature, extent and quality of management services generally provided to the Trust portfolios by UBS Global AM--US under the Investment Management and Administration Agreement, and a description of the administrative and other services rendered to the Trust portfolios and their shareholders by UBS Global AM--US and UBS Global AM--US's role in coordinating providers of other services to the portfolios, including custody, accounting and transfer agency services and oversight of the provision of subadvisory services by the subadvisers to the portfolios. UBS Global AM was expected to provide similar services to the Portfolios. The board's evaluation of the services to be provided by UBS Global AM and the proposed subadvisers to the two new Portfolios took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York Fund complex, including the scope and quality of its sister company's, UBS Global AM-US's, investment management and other capabilities and the quality of its administrative and other services and the expectation that the same types of services would be provided to the Portfolios under the Investment Management and Administration Agreement with UBS Global AM. The board observed that the scope of services provided by UBS Global AM--US had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the UBS funds' (including the Trust's) expanded compliance programs, and similar services were expected to be provided by UBS Global AM. As noted above, the board also received extensive materials from UBS Global AM--US and from the proposed subadvisers about the subadvisers. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolios under the Investment Management and Administration Agreement and the proposed subadvisory agreements.

MANAGEMENT AND SUBADVISORY FEES--For each Portfolio, the board reviewed and considered the proposed contractual management fee to be payable by the Portfolio to UBS Global AM in light of the nature, extent and quality of the management and administrative services anticipated to be provided by UBS Global AM. The board also reviewed and considered the proposed fee waiver for each Portfolio, noting that UBS Global AM was proposing a written fee waiver agreement/expense reimbursement agreement with the Trust on behalf of each Portfolio whereby UBS Global AM would be contractually obligated to waive its management fees and/or reimburse the applicable Portfolio so that the total operating expenses of each class of the Alternative Investments Portfolio through December 1, 2006 (excluding interest expense, if any) would not exceed 1.95% for Class A, 2.70% for Class B, 2.70% for Class C and 1.70% for Class Y and Class P and the total operating expenses of each class of the High Yield Portfolio through December 1, 2006 (excluding interest expense, if any) would not exceed 1.35% for Class A, 2.10% for Class B, 1.85% for Class C and 1.10% for Class Y and Class P. The board also noted that under the terms of each fee waiver/expense reimbursement agreement, a Portfolio would be expected to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The board also received information from UBS Global AM for each Portfolio comparing the proposed Contractual Management Fee to advisory fees for similar funds. The board did not receive comparative information with respect to the proposed subadvisory fees. The board noted that the compensation to be paid to the proposed subadvisers would be paid by UBS Global AM, not the particular Portfolio and, accordingly, that the retention of the subadvisers would not increase the fees otherwise incurred by a Portfolio's shareholders.

Taking all of the above into consideration, the board determined that the proposed management fee and the subadvisory fees were reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolios under the Investment Management and Administration Agreement and the subadvisory agreements, respectively.

PORTFOLIO PERFORMANCE--As the Portfolios had not yet commenced operations, Portfolio performance was not a factor considered by the board. In its consideration of the proposed subadvisers, the board did receive and consider information with respect to the proposed subadvisers' overall investment performance with funds and other accounts similar to the Portfolios, to the extent such information was available.

ADVISER PROFITABILITY--As the Portfolios had not yet commenced operations, profitability of UBS Global AM or its affiliates in providing services to the Portfolios was not a factor considered by the board.

ECONOMIES OF SCALE--The board considered whether economies of scale in the provision of services to the Portfolios would be passed along to the shareholders. The board noted that each Portfolio's proposed contractual management fee contained multiple breakpoints which, if the Portfolio were to exceed the asset level of its first breakpoint, would provide economies of scale. Accordingly, the board determined that potential economies of scale existed for each Portfolio in the form of breakpoints to the contractual management fee. The board also noted that to the extent a Portfolio's assets were to increase over time, it would realize other economies of scale as certain expenses, such as fees for trustees, auditors and legal fees, become a smaller percentage of overall assets. The board also noted that, as the subadvisory fee for each Portfolio would be paid by UBS Global AM, not the Portfolio, separate considerations of economies of scale with respect to the subadvisory fee were not relevant. The board believed that UBS Global AM's sharing of potential economies of scale with the Portfolios was acceptable.

OTHER BENEFITS TO UBS GLOBAL AM AND THE SUBADVISERS--The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Portfolios, including the opportunity to offer additional products and services to Portfolio shareholders. The board was informed by management that the proposed subadvisers' relationships with the Portfolios would be limited to their provision of subadvisory services to the Portfolios and that therefore management believed that the subadvisers did not receive ancillary tangible benefits as a result of their relationships with the Portfolios, with the exception of possible benefits from soft dollars for the Portfolios (which would also potentially benefit the Portfolios).

In light of the costs of providing investment management, administrative and other services to the Portfolios and UBS Global AM's ongoing commitment to the Portfolios, the ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement and the subadvisory agreements for each Portfolio.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement or the subadvisory agreements. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed approval of the Investment Management and Administration Agreement and the subadvisory agreements in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

FEBRUARY 8, 2006 BOARD MEETING:

ALL PORTFOLIOS--BOARD APPROVAL OF TRANSFER OF INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENT AND NEW RELATED SUBADVISORY AGREEMENTS; UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS--BOARD APPROVAL OF ADDITIONAL NEW SUBADVISORY AGREEMENT(S) WITH RESPECT TO FORSTMANNLEFF LLC

BACKGROUND--At a meeting of the board of UBS PACE Select Advisors Trust (the "Trust") on February 8, 2006, the members of the board, including the board members who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the

"1940 Act"), considered and approved the transfer of the current Investment Management and Administration Agreement of the Trust with respect to its portfolios (the "Portfolios"), with UBS Global Asset Management (US) Inc. ("UBS Global AM") to UBS Global Asset Management (Americas) Inc. ("UBS Global Americas"), an affiliate of UBS Global AM. The board also considered and approved new related subadvisory agreements between UBS Global Americas and each Portfolio's sub-advisors to replace the then current subadvisory agreements with UBS Global AM (each a "New Subadvisory Agreement"). The New Subadvisory Agreements were substantially similar to the existing subadvisory agreements except that UBS Global Americas was substituted for UBS Global AM and certain other minor changes, such as updating names and reflecting the provisions of a new SEC rule, were made. The board received information and materials about the proposed transfer both at its November 2005 meeting and at its February 2006 meeting. In considering the approval of the transfer of the Investment Advisory and Administration Agreement (such transfer referred to as the "New Investment Advisory and Administration Agreement") and the New Subadvisory Agreements, the board reviewed a memorandum from UBS Global AM explaining the reasons for the proposed transfer, including that the transfer would result in management efficiencies and eliminate the duplication of function that had resulted from having two registered investment advisors, UBS Global AM and UBS Global Americas, providing investment advisory services to the UBS funds. The board also reviewed materials provided by UBS Global AM on UBS Global Americas, including that the current personnel involved with the Portfolios would not change as a result of the transfer from UBS Global AM to UBS Global Americas. The board also considered management's explanation that any expenses resulting from the transfer and the New Subadvisory Agreements would be borne by UBS Global AM, and not the Portfolios. The board also received and reviewed a draft of an opinion to be provided by Dechert LLP, counsel to the Trust, that the proposed transfer would not be considered an "assignment" of the existing investment management contract under the Investment Company Act of 1940, as amended, because (1) there would be no change of actual control of the investment manager to the Portfolios; (2) there would be no change of management of the investment manager to the Portfolios; (3) the nature, quality and extent of the investment management services provided by UBS Global AM under the current Investment Management and Administration Agreement would not change as a result of the transfer; (4) the transfer would not result in any change in the fundamental investment processes, investment strategies or investment techniques currently employed by UBS Global AM or other investment professionals in providing services to the Portfolios; and (5) there would be no change to any of the material terms of the Investment Management and Administration Agreement as a result of the transfer. The Dechert materials also noted that the New Subadvisory Agreements could be entered into as part of the transition pursuant to SEC exemptive relief previously obtained by the Trust. The board took note of its knowledge of UBS Global AM and its affiliates, including UBS Global Americas, and the current Investment Advisory and Administration Agreement and related subadvisory agreements for the Portfolios, including the extensive materials it had reviewed at its annual contract renewal meeting in the summer of 2005 for the Portfolios, and noted that it had at that time received a memorandum from its independent legal counsel discussing, among other things, the duties of board members in considering approval of management, subadvisory and administration agreements.

The board was also requested to consider the approval of additional New Subadvisory Agreement(s) with Forstmann-Leff Associates, LLC ("Forstmann-Leff") for UBS PACE Small/Medium Co Growth Equity Investments because Forstmann-Leff had announced a proposed change in its ownership and control which would have resulted in the assignment and automatic termination of the current subadvisory agreement under the 1940 Act. In considering whether to approve the additional New Subadvisory Agreement(s) for Forstmann-Leff (which would only become effective if the transaction giving rise to a change in control occurred), the board received information on the proposed transaction and the new proposed controlling entity and considered certain other factors, including the effect on Forstmann-Leff and the portfolio


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management team of the proposed change of control, UBS Global AM's continued
recommendation of Forstmann-Leff, the expected continuity of the portfolio management team and the resources which UBS Global AM believed would be available to Forstmann-Leff after the change in control. As the additional New Subadvisory Agreement(s) with Forstmann-Leff would be substantially similar to the current subadvisory agreement with Forstmann-Leff and as the subadvisory fee would not change, the factors considered by the board and the determinations made by the board set forth below with respect to the other Portfolios were considered equally applicable to the New Subadvisory Agreement(s) with Forstmann-Leff. Management explained to the board that it was requesting that the board approve the New Subadvisory Agreement(s) for Forstmann-Leff to take effect upon the closing of the anticipated transaction. Given that the closing might occur prior to or after the transfer of the Investment Management and Administration Agreement from UBS Global AM to UBS Global Americas, the board was asked to approve New Subadvisory Agreement(s) between Forstmann-Leff and UBS Global AM and between Forstmann-Leff and UBS Global Americas as necessary to facilitate both the (1) UBS Global AM transfer to UBS Global Americas and (2) the Forstmann-Leff transaction in such a way that a contract would continue to exist between the relevant parties and there would be no gap in the provision of services to the Portfolio. Given the timing uncertainties, various permutations were possible and would be covered by the approvals discussed.

In its consideration of the approval of the New Investment Management and Administration Agreement and the New Subadvisory Agreements, the board considered the following factors:

NATURE, EXTENT AND QUALITY OF THE SERVICES UNDER THE NEW INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENT AND RELATED SUBADVISORY AGREEMENTS--The board took note that at its last annual contract renewal meeting for the Portfolios, in connection with its review of the Portfolios' management, subadvisory and distribution agreements, it had received and considered extensive information regarding the nature, extent and quality of management services generally provided to the Portfolios by UBS Global AM under the Investment Management and Administration Agreement, and a description of the administrative and other services rendered to the Portfolios and their shareholders by UBS Global AM and UBS Global AM's role in coordinating providers of other services to the Portfolios, including subadvisory, custody, accounting and transfer agency services. The board considered management's explanation that UBS Global Americas would provide identical services under the New Investment Management and Administration Agreement as were provided by UBS Global AM under the current Investment Management and Administration Agreement. The board's evaluation of the services to be provided by UBS Global Americas to the Portfolios took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of investment management and other capabilities and the quality of administrative and other services, and considered that based on the materials presented to them these services would remain the same. The board also considered, based on its knowledge of UBS Global AM and UBS Global Americas, the financial resources available to UBS Global Americas and its parent organization, UBS AG, one of the leading financial services companies in the world. The board also considered the nature of the services to be provided under the New Subadvisory Agreements and that such agreements were very similar to those currently in place for each Portfolio.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolios under the New Investment Management and Administration Agreement and the New Subadvisory Agreements.

MANAGEMENT AND SUBADVISORY FEES--The board considered that the current contractual management fee rates for the Portfolios under the current Investment Management and Administration Agreement and


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subadvisory agreements were not proposed to be changed under the New Investment
Advisory and Administration Agreement and the New Subadvisory Agreements. The board also considered that at its most recent annual contract renewal meeting during the summer of 2005 it had received and reviewed information on the contractual management fees payable by the Portfolios to UBS Global AM, including information on management fees paid by comparable funds. The board also noted that it had received information with regard to fees paid to the sub-advisors at that meeting (as well as at subsequent meetings with respect to sub-advisors appointed after the summer of 2005). The board recognized that the current fee arrangements would not change as a result of the transfer.

Taking all of the above into consideration, the board determined that the proposed contractual management and subadvisory fees were reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolios under the New Investment Management and Administration Agreement and the New Subadvisory Agreements.

PORTFOLIO PERFORMANCE--The board took into consideration the reports on Portfolio performance received by the board at each meeting and the more extensive review and discussion of Portfolio performance at its most recent annual contract renewal meeting. The board also noted that the transfer would not result in any change in the fundamental investment processes, investment strategies or investment techniques of the Portfolios and that no changes in the current personnel overseeing Portfolio management were proposed or anticipated as a result of the transfer.

Based on its prior review and the more updated performance information provided, the board concluded that the Portfolios' investment performance was satisfactory.

ADVISER PROFITABILITY--As UBS Global Americas would be a new adviser to the Portfolios, profitability of UBS Global Americas in providing services to the Portfolios was not a primary factor considered by the board. The board did note that at its most recent annual contract renewal meeting it received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Portfolios and had determined at that time that UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolios. The board also recognized that the management fee would not change as a result of the transfer and the services provided to the Portfolios by UBS Global Americas would be identical to those currently provided by UBS Global AM, making the profitability data received at its last contract renewal meeting still of some relevance. UBS Global AM also noted that a significant benefit of the transfer of the Investment Management and Administration Agreement to UBS Global Americas was to reduce a regulatory capital requirement imposed on UBS Global AM, which was expected to permit the eventual transfer of certain financial assets owned by UBS Global AM to satisfy regulatory requirements to other parts of UBS AG for other corporate purposes. As the subadvisory fees would be paid by UBS Global Americas (and not the Portfolios) to the sub-advisors, the profitability of the sub-advisors was not considered relevant in connection with the transfer of subadvisory arrangements from UBS Global AM to UBS Global Americas.

ECONOMIES OF SCALE--The board noted that it had previously considered whether economies of scale in the provision of services to the Portfolios would be passed along to the shareholders during its most recent consideration of the annual renewal of the Investment Management and Administration Agreement and did not see the need to reconsider this factor again in the context of the transfer of the agreement to a sister investment advisor or the entering into of the New Subadvisory Agreements.


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OTHER BENEFITS TO UBS GLOBAL AMERICAS AND THE SUB-ADVISORS--The board considered other benefits received by UBS Global Americas and its affiliates as a result of its proposed relationship with the Portfolios, including the potential opportunity to offer additional products and services to Portfolio shareholders. The board also considered the benefits to be realized when certain assets of UBS Global AM were freed from certain regulatory requirements and were available to be paid as a dividend from one part of UBS AG to another part of UBS AG for such purposes as UBS AG deemed appropriate. The board also considered benefits to be received by sub-advisors in connection with the continuance of their services as sub-advisors to the Portfolios.

In light of the costs of providing investment management, administrative and other services to the Portfolios and UBS Global America's expected ongoing commitment to the Portfolios, the profits and other ancillary benefits that UBS Global Americas and its affiliates received or would receive were considered reasonable.

In light of all of the foregoing, the board approved the New Investment Management and Administration Agreement and the New Subadvisory Agreements for the Portfolios (in the case of the Forstmann-Leff agreement(s) for UBS PACE Small/Medium Co Growth Equity Investments, such approval to be for such similar New Subadvisory Agreements as were necessary to effectuate the continuance of sub-advisory services for the Portfolio).

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the New Investment Management and Administration Agreement and the New Subadvisory Agreements. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed approval of the New Investment Management and Administration Agreement and the New Subadvisory Agreements in a private session with their independent legal counsel at which no representatives of UBS Global AM or UBS Global Americas were present.

MAY 10, 2006 BOARD MEETING:

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS--BOARD APPROVAL OF NEW SUBADVISORY AGREEMENT:

BACKGROUND--At a meeting of UBS PACE Select Advisors Trust's (the "Trust") board on May 10, 2006, the members of the board, including the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved the proposed subadvisory agreement between the Trust and Metropolitan West Capital Management, LLC ("Metropolitan West") with respect to UBS PACE Small/Medium Co Value Equity Investments (the "Portfolio"). In considering the approval of the new subadvisory agreement, the board of trustees was able to draw on its knowledge of the Trust, its portfolios and UBS Global Asset Management (Americas) Inc. ("UBS Global AM"). The board had initially approved Metropolitan West as a subadviser to the Portfolio at its September 2005 meeting, and had again approved Metropolitan West as a subadviser at its February 2006 meeting in connection with the transfer of the Trust's subadvisory agreements from UBS Global Asset Management (US) Inc. to UBS Global AM. The board was requested to again consider the approval of Metropolitan West as a subadviser to the Portfolio at its May 2006 meeting because subsequent to its appointment as subadviser at the September 2005 meeting, Metropolitan West had announced a proposed change in its ownership and control which would have resulted in the assignment and automatic termination of the subadvisory agreement under the 1940 Act.


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In addition to the information and factors discussed below, the board also received information on the proposed change of control and considered certain other factors, including the effect on Metropolitan West and the portfolio management team of the proposed change of control, UBS Global AM's continued recommendation of Metropolitan West and the expected continuity of the portfolio management team. The board noted UBS Global AM's explanation that UBS Global AM had been told by Metropolitan West that Metropolitan West would continue to maintain its operating independence and autonomy after the change in control, but would have access to non-investment related resources in, among other things, operations, technology, systems, compliance and risk management. The board also noted that Metropolitan West anticipated that there would be no material changes in Metropolitan West's personnel as a result of the change in control and that retention agreements would be in place to help ensure continuity. The board took note that it had been provided with extensive information about Metropolitan West at the time of its initial approval in September 2005, including information about the qualifications, backgrounds and responsibilities of Metropolitan West's portfolio management team, assets under management and investment philosophy and process. The board also considered that the proposed subadvisory agreement was substantially identical to the Metropolitan West subadvisory agreement approved by the board in September 2005.

In its consideration of the approval of the proposed subadvisory agreement, the board considered the following factors:

NATURE, EXTENT AND QUALITY OF THE SERVICES UNDER THE SUBADVISORY AGREEMENT--The board took note that at its last annual contract renewal meeting for the Trust, in connection with its review of the Trust's advisory, subadvisory and distribution agreements, it had received and considered extensive information regarding UBS Global Asset Management (US) Inc. ("UBS Global AM--US"), which at that time had served as investment manager and administrator of the Trust, which similar services were now being provided by UBS Global AM, and a description of UBS Global AM--US's role in coordinating providers of other services to the portfolios (similar services now being provided by UBS Global AM). The board's evaluation of the services to be provided by Metropolitan West took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York Fund complex. As noted above, the board, in its initial approval of Metropolitan West as a subadviser to the Portfolio, had received extensive materials from UBS Global AM--US and from Metropolitan West, including a memorandum from UBS Global AM--US discussing its reasons for recommending Metropolitan West.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services currently provided and expected to be provided to the Portfolio under the subadvisory agreement.

SUBADVISORY FEE--The board noted that the proposed contractual subadvisory fee to be payable by UBS Global AM to Metropolitan West was identical to the current subadvisory fee paid to Metropolitan West, and considered the fee in light of the nature, extent and quality of the subadvisory services provided by Metropolitan West. The board noted that the compensation paid to Metropolitan West is paid by UBS Global AM, not the Portfolio and, accordingly, that the continued retention of Metropolitan West would not increase the fees otherwise incurred by the Portfolio's shareholders.

Taking all of the above into consideration, the board determined that the proposed subadvisory fee was reasonable in light of the nature, extent and quality of the services provided and proposed to be provided to the Portfolio under the subadvisory agreement.


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PORTFOLIO PERFORMANCE--The board reviewed the information regarding Metropolitan
West's performance which it receives at each meeting. The Board also took note that it had received and considered information with respect to Metropolitan West's overall investment performance with other advisory clients similar to the Portfolio at the time of its recent initial approval of Metropolitan West. The board noted management's explanation for the Portfolio's current underperformance of its benchmark and also noted that Metropolitan West had been a subadviser for slightly more than seven months and thus that any performance could only be considered in the short-term and also noted that Metropolitan West was one of three subadvisers for the Portfolio. Overall, based on management's explanation, the board was satisfied with Metropolitan West's performance.

ADVISER PROFITABILITY--Profitability of UBS Global AM or its affiliates in providing services to the Portfolio was not a factor considered by the board, as the subadvisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

ECONOMIES OF SCALE--The board noted that, as the subadvisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the subadvisory fee were not relevant.

OTHER BENEFITS TO THE SUBADVISER--The board took note that at its recent initial approval of Metropolitan West, it was informed by management that Metropolitan West's relationship with the Portfolio would be limited to its provision of subadvisory services to the Portfolio and that therefore management believed that Metropolitan West did not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars for the Portfolio (which would also potentially benefit the Portfolio).

In light of all of the foregoing, the board approved the proposed subadvisory agreement for the Portfolio with Metropolitan West.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the subadvisory agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed approval of the subadvisory agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM or Metropolitan West were present.

JUNE 26, 2006 BOARD MEETING:

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS--BOARD APPROVAL OF NEW SUBADVISORY
AGREEMENT:

BACKGROUND--At a meeting of UBS PACE Select Advisors Trust's (the "Trust") board on June 26, 2006, the members of the board, including the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved the proposed subadvisory agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Institutional Capital LLC ("ICAP") with respect to UBS PACE Large Co Value Equity Investments (the "Portfolio"). The board was requested to consider the approval of a new subadvisory agreement with ICAP, which has been a subadviser to the Portfolio since 2000, because ICAP had announced a proposed change in its ownership and control which would have resulted in the assignment and automatic termination of the subadvisory agreement under the 1940 Act.


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In addition to the information and factors discussed below, the board also received information on the proposed change of control and considered certain other factors, including the effect on ICAP and the portfolio management team of the proposed change of control, UBS Global AM's continued recommendation of ICAP and the expected continuity of the portfolio management team. The board noted that ICAP anticipated that there would be no material changes in ICAP's personnel as a result of the change in control. The board took note that it had been provided with extensive information about ICAP at the time of its annual contract approval consideration in July 2005, including information about the investment performance of the Portfolio. The board also considered that the proposed subadvisory agreement was substantially identical to the ICAP subadvisory agreement approved by the board in July 2005.

In its consideration of the approval of the proposed subadvisory agreement, the board considered the following factors:

NATURE, EXTENT AND QUALITY OF THE SERVICES UNDER THE SUBADVISORY AGREEMENT--The board took note that at its last annual contract renewal meeting for the Trust, in connection with its review of the Trust's advisory, subadvisory and distribution agreements, it had received and considered extensive information regarding UBS Global AM's sister company, UBS Global Asset Management (US) Inc. ("UBS Global AM--US"), which at that time had served as investment manager and administrator of the Trust, which similar services were now being provided by UBS Global AM, and a description of UBS Global AM--US's role in coordinating providers of other services to the portfolios, including oversight of the provision of subadvisory services by the subadvisers to the portfolios (similar services now being provided by UBS Global AM). The board's evaluation of the services to be provided by ICAP took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York Fund complex, including the Trust and its portfolios. As noted above, the board, in its reapproval of ICAP in July 2005 as a subadviser to the Portfolio, had received extensive materials from UBS Global AM--US, including information on ICAP's investment process, compliance procedures and brokerage policies.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services currently provided and expected to be provided to the Portfolio under the subadvisory agreement.

SUBADVISORY FEE--The board noted that the proposed contractual subadvisory fee to be payable by UBS Global AM to ICAP was identical to the current subadvisory fee paid to ICAP, and considered the fee in light of the nature, extent and quality of the subadvisory services provided by ICAP. The board noted that the compensation paid to ICAP is paid by UBS Global AM, not the Portfolio and, accordingly, that the continued retention of ICAP would not increase the fees otherwise incurred by the Portfolio's shareholders.

Taking all of the above into consideration, the board determined that the proposed subadvisory fee was reasonable in light of the nature, extent and quality of the services provided and proposed to be provided to the Portfolio under the subadvisory agreement.

PORTFOLIO PERFORMANCE--The board considered the information regarding Portfolio's performance which it had received at its previous meeting. The Board also took note that it had received and considered information with respect to ICAP's overall investment performance at the time of its reapproval of ICAP in July 2005. The board took note of the Portfolio's outperformance of its index since ICAP and the other two subadvisers to the Portfolio began to subadvise the Portfolio and management's explanation that ICAP had outperformed the Portfolio's benchmark for the one-year period ended March 31, 2006. Overall the board was satisfied with ICAP's performance.


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ADVISER PROFITABILITY--Profitability of UBS Global AM or its affiliates in providing services to the Portfolio was not a factor considered by the board, as the subadvisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

ECONOMIES OF SCALE--The board noted that, as the subadvisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the subadvisory fee were not relevant.

OTHER BENEFITS TO THE SUBADVISER--The board took note that at its July 2005 reapproval of ICAP, it was informed by management that ICAP's relationship with the Portfolio would be limited to its provision of subadvisory services to the Portfolio and that therefore management believed that ICAP did not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars for the Portfolio (which would also potentially benefit the Portfolio).

In light of all of the foregoing, the board approved the proposed subadvisory agreement for the Portfolio with ICAP.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the subadvisory agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed approval of the subadvisory agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM or ICAP were present.

JULY 19, 2006 BOARD MEETING:

BOARD APPROVAL OF INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENT AND SUBADVISORY AGREEMENTS

ANNUAL CONTRACT RENEWAL CONSIDERATIONS--ALL PORTFOLIOS--AND OTHER APPROVALS:

BACKGROUND--At a meeting of the Trust's board on July 19, 2006, the members of the board, including the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved the continuance of the Investment Management and Administration Agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and the Trust, on behalf of each series of the Trust (each a "Portfolio" and together the "Portfolios") and, for those Portfolios with Subadvisers, the subadvisory agreements for the Portfolios. In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them, including, with respect to each Portfolio, performance and expense information for other investment companies with similar investment objectives. The board received and considered a variety of information about UBS Global AM and, where applicable, the Portfolios' subadvisers, as well as the advisory, subadvisory, administrative and distribution arrangements for the Portfolios. The Independent Trustees discussed the materials initially provided by management prior to the scheduled board meeting in a session with their independent legal counsel and requested, and received from management, supplemental materials to assist them in their consideration of the Investment Management and Administration Agreement and subadvisory agreements. The board also received a summary prepared by the Trust's counsel of each Subadviser's responses to requests for due diligence materials in connection with the board's consideration of the approvals of the Subadvisory Agreements, including the Subadvisers' soft dollar and trade allocation practices and current litigation that might affect a


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Subadviser's performance of subadvisory services for the applicable Portfolio.
The board also received materials detailing the administrative services provided to the Portfolios by UBS Global AM, which include providing accounting and financial analysis for the Portfolios, ensuring that all financial and tax regulatory reporting requirements were met, certifying required Securities and Exchange Commission documentation and monitoring the performance of the Portfolio's service providers.

The Independent Trustees also met for several hours the evening before the board meeting and met again after management's presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Trustees met in session with their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, subadvisory, administration and distribution agreements.

Throughout this discussion, each subadviser to a Portfolio is referred to as a "Subadviser" and each subadvisory agreement is referred to as a "Subadvisory Agreement."

In its consideration of the approval of the Investment Management and Administration Agreement and the Subadvisory Agreements, the board considered the following factors:

NATURE, EXTENT AND QUALITY OF THE SERVICES UNDER THE INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENT AND THE SUBADVISORY AGREEMENTS--The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolios by UBS Global AM under the Investment Management and Administration Agreement and, for those Portfolios with Subadviser(s), subadvisory services provided by the particular Subadviser under the Subadvisory Agreements during the past year. The board also received a description of the administrative and other services rendered to the Portfolios and their shareholders by UBS Global AM, including in particular UBS Global AM's oversight of each Subadviser's provision of subadvisory services. The board considered the nature, extent and quality of administrative, distribution, and shareholder services performed by UBS Global AM and its affiliates for the Portfolios. The board also considered the resources devoted to, and the record of compliance with, each Portfolio's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of each Portfolio's affairs and UBS Global AM's role in coordinating providers of other services to the Portfolios, including custody, accounting and transfer agency services and, for each subadvised Portfolio, overseeing the Subadviser's provision of subadvisory services to the Portfolio. The board noted the complexity of this process for the Portfolios, given their broad range of investment strategies. The board noted that UBS Global AM provided extensive oversight of the almost two dozen Subadvisers for the Portfolios and reported to the board at each meeting on the Subadvisers' performance. The board also noted that particularly during the past year there had been a number of subadvisory changes due to management's recommendations to change the subadvisers for certain Portfolios. The board also noted that this past year two new Portfolios had been launched, increasing the amount of subadvisory and other oversight performed by UBS Global AM. The board's evaluation of the services provided by UBS Global AM and the Subadvisers took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York Fund complex, including the scope and quality of UBS Global AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolios' expanded compliance programs.


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The board had available to it the qualifications, backgrounds and responsibilities of each Portfolio's senior personnel at UBS Global AM and had received information regarding the person, persons or portfolio management team primarily responsible for the day-to-day portfolio management of each Portfolio and recognized that the Portfolios' senior personnel at UBS Global AM report to the board regularly, some at every board meeting, and that at each regular meeting the board receives a detailed report on each Portfolio's performance and receives more extensive information periodically from each Subadviser. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had well over $100 billion in assets under management and was part of the UBS Global Asset Management Division, which had over $600 billion of assets under management worldwide.

The board reviewed how transactions in Portfolio assets are effected. The board also reviewed, with respect to the non-money market Portfolios, brokerage policies and practices, the standards applied in seeking best execution, policies and practices regarding soft dollars, the use of a broker affiliated with UBS Global AM or a Subadviser and the existence of quality controls applicable to brokerage allocation procedures. In addition, UBS Global AM also reported to the board on, among other things, its disaster recovery plans and portfolio manager compensation plan.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolios under the Investment Management and Administration Agreement and, for the subadvised Portfolios, the Subadvisory Agreements.

MANAGEMENT AND SUBADVISORY FEES AND EXPENSE RATIOS--For each Portfolio, the board reviewed and considered the contractual management fee (each, a "Contractual Management Fee") payable by the Portfolio to UBS Global AM in light of the nature, extent and quality of the management and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio, if any, and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee"). Additionally, the board received and considered information comparing each Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. ("Lipper"), an independent provider of investment company data (the "Expense Group"). A discussion of the board's considerations with respect to each Portfolio's fees is set forth below.

In connection with its consideration of each Portfolio's management fees, the board also received information on UBS Global AM's standard institutional account fees for accounts of a similar investment type to each of the Portfolios. The board noted that, in general, these fees were lower than the Contractual Management Fees and Actual Management Fees for the Portfolios, but also noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds versus such accounts and the differences in the levels of services required by mutual funds and such accounts. The board also received information on fees charged to other mutual funds managed by UBS Global AM. The board did not receive comparative information from Lipper with respect to the subadvisory fees for those Portfolios with Subadvisers in connection with its consideration of subadvisory fees. The board observed that it had received certain information regarding fees, profitability, compensation from other similar funds and economies of scale from certain Subadvisers as part of the summary of each Subadviser's responses to requests for due diligence materials in connection with the board's consideration of the approvals of the Subadvisory Agreements; however, the board also


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observed that the compensation paid to a Subadviser is paid by UBS Global AM, not the particular Portfolio and, accordingly, that the retention of a Subadviser does not increase the fees otherwise incurred by a Portfolio's shareholders.

PORTFOLIO PERFORMANCE--For each Portfolio, the board received and considered performance information of the Portfolio compared to other funds (the "Performance Universe") selected by Lipper over the one-, three-, five-, ten-and since inception periods (or shorter for newer Portfolios) ended April 30, 2006. The board was provided with a description of the methodology Lipper used to determine the similarity of a Portfolio with the funds included in its Performance Universe. The board also took note of management's statement that it considered the Lipper peer groups useful in evaluating Portfolio expenses relative to peers but less useful in evaluating performance, as the Performance Universe peer group was broad-based and consisted of funds that did not necessarily have similar parameters to the relevant Portfolio. The board also noted that it had received information throughout the year at periodic intervals with respect to each Portfolio's performance, including in most cases with respect to certain benchmark indices. Further discussion of the board's considerations with respect to each Portfolio's performance is set forth below.

ADVISER PROFITABILITY--The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to each Portfolio. The board also received profitability information with respect to the UBS New York fund complex as a whole. In addition, the board received information with respect to UBS Global AM's allocation methodologies used in preparing this profitability data. UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolios. The board was not provided with similar detailed information regarding the profitability of the Subadvisers in providing services to the subadvised Portfolios, although the board had received some limited information from certain Subadvisers with respect to a profitability analysis as part of the summary of Subadviser responses to a detailed questionnaire which the Subadvisers had completed in connection with contract renewal considerations. The board did not consider such Subadviser profitability information particularly relevant as the subadvisory fees are paid by UBS Global AM, not by the relevant Portfolio.

ECONOMIES OF SCALE--The board received and considered information from management regarding whether there have been economies of scale with respect to the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolios. The board considered whether economies of scale in the provision of services to the Portfolios were being passed along to the shareholders. The board noted that, with the exception of UBS PACE Money Market Investments, each Portfolio's Contractual Management Fee contained breakpoints (with respect to the UBS PACE Large Co Value Equity Investments, the equivalent of breakpoints in the form of a permanent fee waiver which reduced the Contractual Management Fee as assets increased, as explained below). The board also considered that, based on UBS Global AM's proposed changes in breakpoint levels for most of the fixed-income Portfolios, discussed below, each fixed-income Portfolio's (with the exception of UBS PACE Global Fixed Income Investments and UBS PACE High Yield Investments) asset level would exceed its first breakpoint, allowing for economies of scale. The board also noted that, with the exception of UBS PACE Large Co Growth Equity Investments, each equity Portfolio's asset level did not yet exceed its first breakpoint; therefore, there were potential (but not yet actual, with the exception of UBS PACE Large Co Growth Equity Investments) economies of scale for the equity Portfolios because, at such time as a Portfolio's assets did exceed the first breakpoint, the total expense ratio of the Portfolio would be lower than if no breakpoints had been in place. Accordingly, the board determined that actual economies of scale existed (or, under the proposed new breakpoint levels, would exist) for those Portfolios whose assets had reached the first breakpoint level and potential economies of scale existed for those Portfolios whose assets had not yet reached their first breakpoint level.


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The board also noted that to the extent a Portfolio's assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets. The board also observed that most of the Portfolios' subadvisory fees did not contain breakpoints but also that, as the subadvisory fee is paid by UBS Global AM, not the Portfolio, separate considerations of economies of scale with respect to the subadvisory fee were not relevant. The board also took note of management's explanation that such subadvisory fee breakpoints were not always negotiable and that if at some point it had to replace such Subadviser, it might not be able to negotiate a similar subadvisory fee with breakpoints and, in that case, it would have no choice but to bear the higher cost or go to shareholders for approval to amend the Investment Management and Administration Agreement to increase the management fee. The board also took note of the relationship between any breakpoints in a subadvisory fee and the breakpoints in fees paid by the Portfolios to UBS Global AM.

Generally, in light of UBS Global AM's profitability data, the Actual Management Fee, the Contractual Management Fee and the breakpoints currently in place for most of the Portfolios, the board believed that UBS Global AM's sharing of potential and current economies of scale with the Portfolios was acceptable.

OTHER BENEFITS TO UBS GLOBAL AM AND THE SUBADVISERS--The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Portfolios, including the opportunity to offer additional products and services to Portfolio shareholders. The board was informed by management that the subadvisers' relationships with the sub-advised Portfolios were limited to their provision of subadvisory services to these Portfolios and that therefore management believed that the subadvisers did not receive tangible ancillary benefits as a result of their relationships with the subadvised Portfolios, with the exception of possible benefits from soft dollars for the equity Portfolios (which would also potentially benefit such Portfolios). The board recognized that certain Subadvisers could receive intangible benefits from their association with the Trust, such as increased name recognition or publicity from being selected as Subadvisers to the Trust after an extensive review process.

In light of the costs of providing investment management, administrative and other services to the Portfolios and UBS Global AM's ongoing commitment to the Portfolios, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Pacific Investment Management Company LLC, the board, including the Independent Trustees also considered the following factors:

PORTFOLIO PERFORMANCE--The comparative Lipper information showed that the Portfolio's performance was in the first (i.e., top) quintile for the one- and three-year periods and the second quintile for the five-year period and since inception. Based on its review, the board concluded that the Portfolio's investment performance was satisfactory.

MANAGEMENT AND SUBADVISORY FEES AND EXPENSE RATIOS--In addition to considering the Contractual and Actual Management Fees, the board also considered that UBS Global AM had entered into a fee waiver/expense reimbursement agreement with the Portfolio under which UBS Global AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total operating expenses of each class of the Portfolio through December 1, 2006 (excluding interest expense, if any) would not exceed 1.12% for Class A, 1.87% for Class B, 1.62% for Class C, 0.87% for Class Y and 0.87% for Class P.


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The board also considered that the Portfolio has agreed to repay UBS Global AM for those reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed these expense caps. The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the fourth quintile, its Actual Management Fee was in the third quintile and its total expenses were in the fifth quintile (with the first quintile representing that fifth of the funds in the Expense Group with the lowest level of fees or expenses, as applicable and the fifth quintile representing that fifth of the funds in the Expense Group with the highest level of fees or expenses, as applicable) in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board noted the reason for the higher total expenses was that the Portfolio had slightly higher custodian fees than other funds in its Expense Group, which were addressed through fee reductions in custodian fees effective December 1, 2005 (and therefore not fully reflected in the Lipper data). Recognizing the Portfolio's relatively high expenses, UBS Global AM proposed a reduction in the Portfolio's management fee breakpoints such that the breakpoint levels would be reduced by one-half (with the corresponding Contractual Management Fee rate for each breakpoint tier remaining the same). Management explained that the reduction in the breakpoint levels would mean that the Portfolio's asset level would exceed its first breakpoint; allowing the Portfolio to experience economies of scale.

Taking all of the above into consideration, including management's proposed change in the Portfolio's Contractual Management Fee breakpoint levels, the board determined that the management fee and the subadvisory fee were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreement, respectively.

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with BlackRock Financial Management, Inc., the board, including the Independent Trustees, also considered the following factors:

PORTFOLIO PERFORMANCE--The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one- and three-year periods and the fifth quintile for the five-year period and since inception, showing overall that the Portfolio's performance relative to its Performance Universe had improved over time. Based on its review, the board concluded that the Portfolio's investment performance was satisfactory.

MANAGEMENT AND SUBADVISORY FEES AND EXPENSE RATIOS--In addition to the Contractual and Actual Management Fees, the board also considered that UBS Global AM had entered into a fee waiver/expense reimbursement agreement with the Portfolio under which UBS Global AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total operating expenses of each class of the Portfolio through December 1, 2006 (excluding interest expense, if any) would not exceed 1.05% for Class A, 1.80% for Class B, 1.55% for Class C and 0.80% for Class Y and Class P. The board also considered that the Portfolio has agreed to repay UBS Global AM for those reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed these expense caps. The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the second quintile, its Actual Management Fee was in the fifth quintile and its total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board noted management's explanation that contributing factors to the Portfolio's relatively higher total expenses were slightly higher custodian fees, which were addressed through fee reductions in custodian fees effective December 1, 2005 (and therefore not fully reflected in the Lipper data)


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and higher actual advisory/administrative fees. Recognizing the Portfolio's relatively high expenses, UBS Global AM proposed a reduction in the Portfolio's management fee breakpoints such that the breakpoint levels would be reduced by one-half (with the corresponding Contractual Management Fee rate for each breakpoint tier remaining the same). Management explained that the reduction in the breakpoint levels would mean that the Portfolio's asset level would exceed its first breakpoint; allowing the Portfolio to experience economies of scale.

Taking all of the above into consideration, including management's proposed reduction in advisory fee breakpoint levels, the board determined that the management fee and the subadvisory fee were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreement, respectively.

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Pacific Investment Management Company LLC, the board, including the Independent Trustees also considered the following factors:

PORTFOLIO PERFORMANCE--The comparative Lipper information showed that the Portfolio's performance was in the fifth quintile for the one-year period, in the third quintile for the three-year period, the first quintile for the five-year period and the second quintile since inception. Management explained that the Portfolio's recent short-term underperformance was due to the fact that the Subadviser was early in extending the duration of the Portfolio in anticipation that the Federal Reserve would end interest rate tightening, which hurt performance. Management also explained that they continued to remain confident of the Subadviser's capabilities in light of the Subadviser's outperformance for other time periods. Based on its review, the board concluded that the Portfolio's investment performance was satisfactory.

MANAGEMENT AND SUBADVISORY FEES AND EXPENSE RATIOS--In addition to the Contractual and Actual Management Fees, the board also reviewed and considered the fee waiver currently in place for the Portfolio and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee"). The board also considered that UBS Global AM had entered into a fee waiver/expense reimbursement agreement with the Portfolio under which UBS Global AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total operating expenses of each class of the Portfolio through December 1, 2006 (excluding interest expense, if any) would not exceed 1.18% for Class A, 1.93% for Class B, 1.68% for Class C and 0.93% for Class Y and Class P. The board also considered that the Portfolio has agreed to repay UBS Global AM for those reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed these expense caps. The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the fourth quintile, its Actual Management Fee was in the fifth quintile and its total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board noted management's explanation that contributing factors to the Portfolio's relatively higher total expenses were slightly higher transfer agency fees caused by relatively low average account size balances, slightly higher custodian fees, which were addressed through fee reductions in custodian fees effective December 1, 2005 (and therefore not fully reflected in the Lipper data) and higher actual advisory/administrative fees. Recognizing the Portfolio's relatively high expenses, UBS Global AM proposed a reduction in the Portfolio's management fee breakpoints such that the breakpoint levels would be reduced by one-half (with the corresponding Contractual Management Fee rate for each breakpoint tier remaining the same). Management explained that the reduction in the breakpoint levels


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would mean that the Portfolio's asset level would exceed its first breakpoint;
allowing the Portfolio to experience economies of scale.

Taking all of the above into consideration, the board determined that the management fee and the subadvisory fee were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreement, respectively.

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Standish Mellon Asset Management Company LLC, the board, including the Independent Trustees also considered the following factors:

PORTFOLIO PERFORMANCE--The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one-year period, the fourth quintile for the three-year period and the fifth quintile for the five-year period and since inception. UBS Global AM noted that this Portfolio was being managed with a shorter duration than many other funds in its peer group and that this more conservative positioning impacted performance over the longer-term. Based on its review and management's explanation, the board concluded that the Portfolio's investment performance was satisfactory.

MANAGEMENT AND SUBADVISORY FEES AND EXPENSE RATIOS--In addition to the Contractual and Actual Management Fees, the board also considered that UBS Global AM had entered into a fee waiver/expense reimbursement agreement with the Portfolio under which UBS Global AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total operating expenses of each class of the Portfolio through December 1, 2006 (excluding interest expense, if any) would not exceed 1.01% for Class A, 1.76% for Class B, 1.51% for Class C and 0.76% for Class Y and Class P. The board also considered that the Portfolio has agreed to repay UBS Global AM for those reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed these expense caps. The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the fourth quintile, its Actual Management Fee was in the fifth quintile and its total expenses were in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board noted management's explanation that contributing factors to the Portfolio's relatively higher total expenses were slightly higher custodian fees, which were addressed through fee reductions in custodian fees effective December 1, 2005 (and therefore not fully reflected in the Lipper data) and higher actual advisory/administrative fees. Recognizing the Portfolio's relatively high expenses, UBS Global AM proposed a reduction in the Portfolio's management fee breakpoints such that the breakpoint levels would be reduced by one-half (with the corresponding Contractual Management Fee rate for each breakpoint tier remaining the same). Management explained that the reduction in the breakpoint levels would mean that the Portfolio's asset level would exceed its first breakpoint; allowing the Portfolio to experience economies of scale.

Taking all of the above into consideration, the board determined that the management fee and the subadvisory fee were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreement, respectively.


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UBS PACE GLOBAL FIXED INCOME INVESTMENTS

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Rogge Global Partners plc ("Rogge") and Fischer Francis Trees & Watts, Inc. (and affiliates) ("FFTW"), the board, including the Independent Trustees also considered the following factors:

PORTFOLIO PERFORMANCE--The comparative Lipper information showed that the Portfolio's performance was in the fourth quintile for the one- period, the third quintile for the three-year period, the second quintile for the five-year period and the third quintile for the period since inception. Management explained that the Portfolio's recent performance was impacted by the strong dollar; the fund's Performance Universe consists of both hedged and unhedged funds. The Portfolio is unhedged; when the dollar is strong, underhedged funds typically underperform hedged funds as they do not hedge the non-U.S. dollar exposure. Management also noted that effective December 2005, the Portfolio modified its strategy from global to international, i.e., it now focuses on non-U.S. (as opposed to U.S. and non-U.S.) fixed income investment opportunities. Management explained that while the Portfolio continues to invest in U.S. securities on an opportunistic basis, the Portfolio is not expected to continue to have as significant a U.S. component as it had prior to the change in focus. Management anticipated, however, that the Portfolio would still invest differently than many of the funds comprising its Performance Universe, as the Performance Universe consists of both global and international funds (i.e., those primarily focused outside the US as well as those focused on both the US and non-US investment universe). Based on its review and management's explanation, the board concluded that the Portfolio's investment performance was satisfactory.

MANAGEMENT AND SUBADVISORY FEES AND EXPENSE RATIOS--In addition to the Contractual and Actual Management Fees, the board also considered that UBS Global AM had entered into a fee waiver/expense reimbursement agreement with the Portfolio under which UBS Global AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total operating expenses of each class of the Portfolio through December 1, 2006 (excluding interest expense, if any) would not exceed 1.38% for Class A, 2.13% for Class B, 1.88% for Class C and 1.13% for Class Y and Class P. The board also considered that the Portfolio has agreed to repay UBS Global AM for those reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed these expense caps. The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were each in the fourth quintile and its total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board noted management's explanation that contributing factors to the Portfolio's relatively higher total expenses were slightly higher custodian fees, which were addressed through fee reductions in custodian fees effective December 1, 2005 (and therefore not fully reflected in the Lipper data) and higher actual advisory/administrative fees. Recognizing the Portfolio's relatively high expenses, UBS Global AM proposed a reduction in the Portfolio's management fee breakpoints such that the breakpoint levels would be reduced by one-half (with the corresponding Contractual Management Fee rate for each breakpoint tier remaining the same). Management explained that although the reduction in the breakpoint levels would not mean that the Portfolio's asset level would exceed its first breakpoint at the present time, if the Portfolio grew slightly in the future economies of scale would be realized due to the breakpoint change as the Portfolio's asset level was currently close to its first breakpoint.

Taking all of the above into consideration, the board determined that the management fee and the subadvisory fees paid to each of Rogge and FFTW were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreements, respectively.


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UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of SSgA Funds Management, Inc. ("SSgA"), Westwood Management Corporation ("Westwood") and Institutional Capital LLC ("ICAP"), the board, including the Independent Trustees also considered the following factors:

PORTFOLIO PERFORMANCE--The comparative Lipper information showed that the Portfolio's performance was in the first quintile for the one-year and five-year periods and the second quintile for the three-year period and since inception. Based on its review, the board concluded that the Portfolio's investment performance was satisfactory.

MANAGEMENT AND SUBADVISORY FEES AND EXPENSE RATIOS--In addition to the Contractual and Actual Management Fees, the board also considered that UBS Global AM had entered into a fee waiver agreement with the Portfolio under which UBS Global AM was contractually obligated to waive its management fees through December 1, 2006 to the extent necessary to reflect the lower overall fees paid as a result of the lower subadvisory fee paid by UBS Global AM to SSgA. The board also noted that the fee waiver/expense reimbursement agreement between the Portfolio and UBS Global AM provided that UBS Global AM was contractually obligated to waive its management fees and/or reimburse expenses so that the total operating expenses of each class of the Portfolio through December 1, 2006 (excluding interest expense, if any) would not exceed 1.27% for Class A, 2.02% for Class B and Class C and 1.02% for Class Y and Class P. The board also considered that the Portfolio has agreed to repay UBS Global AM for those reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense caps set forth in the previous sentence. The board also considered that the Portfolio and UBS Global AM have entered into an additional permanent fee waiver agreement pursuant to which UBS Global AM has agreed to permanently reduce its Contractual Management Fee based on the Portfolio's average daily net assets as follows: $0 to $250 million--0.60%; in excess of $250 million up to $500 million--0.57%; in excess of $500 million up to $1 billion--0.53%; and over $1 billion--0.50%. The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the fourth quintile but that its Actual Management Fee and total expenses were in the second quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

Taking all of the above into consideration, the board determined that the management fee and the subadvisory fees paid to each of SSgA, Westwood and ICAP were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreements, respectively.

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of GE Asset Management, Inc. ("GEAM"), Marsico Capital Management, LLC ("Marsico") and SSgA, the board, including the Independent Trustees also considered the following factors:

PORTFOLIO PERFORMANCE--The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one- and five-year periods and since inception and was in the second quintile for the three-year period. Based on its review, the board concluded that the Portfolio's investment performance was satisfactory.

MANAGEMENT AND SUBADVISORY FEES AND EXPENSE RATIOS--In addition to the Contractual and Actual Management Fees, the board also considered that UBS Global AM had entered into a fee waiver agreement


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with the Portfolio under which UBS Global AM was contractually obligated to waive its management fees through December 1, 2006 to the extent necessary to reflect the lower overall fees paid as a result of the lower subadvisory fee paid by UBS Global AM to SSgA. The board also noted that the fee waiver/expense reimbursement agreement between the Portfolio and UBS Global AM provided that UBS Global AM was contractually obligated to waive its management fees and/or reimburse expenses so that the total operating expenses of each class of the Portfolio through December 1, 2006 (excluding interest expense, if any) would not exceed 1.30% for Class A, 2.05% for Class B and Class C and 1.05% for Class Y and Class P. The board also considered that the Portfolio has agreed to repay UBS Global AM for those reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed these expense caps. The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the fourth quintile but that its Actual Management Fee and total expenses were in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

Taking all of the above into consideration, the board determined that the management fee and the subadvisory fees paid to each of GEAM, Marsico and SSgA were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreements, respectively.

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS

BACKGROUND--In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Ariel Capital Management, LLC ("Ariel"), Metropolitan West Capital Management, LLC ("Metropolitan West") and Opus Capital Management, Inc. ("Opus"), the board, including the Independent Trustees also considered the following factors:

PORTFOLIO PERFORMANCE--The comparative Lipper information showed that the Portfolio's performance was in the fifth quintile for all periods presented. Management explained that one of the Subadvisers continued to underperform because its investment focus was currently out of favor. Management noted it was recommending continuing with the Subadviser for now and would continue to closely monitor performance. Management noted that Metropolitan West and Opus were new Subadvisers to the Portfolio, each having begun in October 2005 because of management's concerns about the previous subadviser, and that management expected that the change to the new Subadvisers would have a positive impact on the Portfolio's performance by providing additional diversification. Management also noted that the Portfolio's Performance Universe included funds that were primarily managed by small cap managers, in distinction to the Portfolio's small/medium company investment focus. The board discussed the Portfolio's underperformance and asked that the underperforming Subadviser be requested to attend a future board meeting to discuss the underperformance and that management continue to monitor the Subadviser closely and to recommend changes if believed appropriate. Based on its review, and management's statement that it would continue to monitor performance closely and consider whether any other changes should be made in the Subadvisers to the Portfolio, the board concluded that the Portfolio's investment performance was satisfactory.

MANAGEMENT AND SUBADVISORY FEES AND EXPENSE RATIOS--In addition to the Contractual and Actual Management Fees, the board noted that the Portfolio and UBS Global AM have entered into a fee waiver/expense reimbursement agreement pursuant to which UBS Global AM was contractually obligated to waive its management fees and/or reimburse expenses so that the total operating expenses of each class of the Portfolio through December 1, 2006 (excluding interest expense, if any) would not exceed 1.41% for Class A, 2.16% for Class B and Class C and 1.16% for Class Y and Class P. The board also considered that


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

the Portfolio has agreed to repay UBS Global AM for those reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed these expense caps. (It was noted that the expense ratios for each class of shares, other than Class P, were below the levels at which the caps would become effective.) The comparative Lipper information showed that the Portfolio's Contractual Management Fee and total expenses were in the second quintile and that its Actual Management Fee was in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

Taking all of the above into consideration, the board determined that the management fee and the subadvisory fees paid to each of Ariel, Metropolitan West and Opus were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreements, respectively.

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with Delaware Management Company, Inc. ("Delaware"), ForstmannLeff LLC ("ForstmannLeff") and Riverbridge Partners, LLC
("Riverbridge"), the board, including the Independent Trustees also considered the following factors:

PORTFOLIO PERFORMANCE--The comparative Lipper information showed that the Portfolio's performance was in the fourth quintile for the one- and three-year periods, the second quintile for the five-year period and the third quintile since inception. Management noted that two of the Subadvisers -- ForstmannLeff and Riverbridge -- were relatively new Subadvisers to the Portfolio, having been added in October 2005. This had been done in order to provide better risk-adjusted returns by complementing Delaware and that there was some evidence, not reflected in the Lipper reports, that this had recently occurred. Management noted that it believed that the recent additions of the two new Subadvisers should provide better protection in down markets and that UBS Global AM would continue to monitor the Portfolio and the performance of the Subadvisers closely. Based on its review and management's explanation, the board concluded that the Portfolio's investment performance was acceptable although they requested continued close review of the Subadvisers.

MANAGEMENT AND SUBADVISORY FEES AND EXPENSE RATIOS--In addition to the Contractual and Actual Management Fees, the board noted that the Portfolio and UBS Global AM have entered into a fee waiver/expense reimbursement agreement pursuant to which UBS Global AM was contractually obligated to waive its management fees and/or reimburse expenses so that the total operating expenses of each class of the Portfolio through December 1, 2006 (excluding interest expense, if any) would not exceed 1.38% for Class A, 2.13% for Class B and Class C and 1.13% for Class Y and Class P. The board also considered that the Portfolio has agreed to repay UBS Global AM for those reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed these expense caps. The comparative Lipper information showed that the Portfolio's Contractual Management Fee and total expenses were each in the third quintile and that its Actual Management Fee was in the second quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

Taking all of the above into consideration, the board determined that the management fee and the subadvisory fee paid to each of Delaware, ForstmannLeff and Riverbridge were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreements, respectively.


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

UBS PACE INTERNATIONAL EQUITY INVESTMENTS

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Martin Currie, Inc. ("Martin Currie"), Mondrian Investment Partners Ltd. ("Mondrian") and J.P. Morgan Investment Management, Inc. ("JP Morgan"), the board, including the Independent Trustees also considered the following factors:

PORTFOLIO PERFORMANCE--The comparative Lipper information showed that the Portfolio's performance was in the first quintile for the three- and five-year periods and since inception and in the second quintile for the one-year period. Based on its review, the board concluded that the Portfolio's investment performance was satisfactory.

MANAGEMENT AND SUBADVISORY FEES AND EXPENSE RATIOS--In addition to the Contractual and Actual Management Fees, the board noted that the Portfolio and UBS Global AM have entered into a fee waiver/expense reimbursement agreement pursuant to which UBS Global AM was contractually obligated to waive its management fees and/or reimburse expenses so that the total operating expenses of each class of the Portfolio through December 1, 2006 (excluding interest expense, if any) would not exceed 1.65% for Class A, 2.40% for Class B and Class C and 1.40% for Class Y and Class P. The board also considered that the Portfolio has agreed to repay UBS Global AM for those reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed these expense caps. The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the third quintile and its Actual Management Fee was in the second quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board also noted that the Portfolio's total expenses were in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management explained that the Portfolio's total expenses were slightly higher than the average in its Expense Group at least partly due to the Portfolio's higher custodian fees, which were addressed through fee reductions in custodian fees effective December 1, 2005 (and therefore not fully reflected in the Lipper data).

Taking all of the above into consideration, the board determined that the management fee and the subadvisory fees paid to each of Martin Currie, Mondrian and JP Morgan were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreements, respectively.

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Gartmore Global Partners ("Gartmore") and Mondrian, the board, including the Independent Trustees also considered the following factors:

PORTFOLIO PERFORMANCE--The comparative Lipper information showed that the Portfolio's performance was in the fifth quintile for the one-year and five-year periods and since inception and the fourth quintile for the three-year period. The board questioned management regarding the Portfolio's performance. Management noted that emerging markets had been one of the strongest performing asset classes over the last few years and that Mondrian, which is a value-oriented, defensive manager, tends not to perform well in this type of environment. It noted that Gartmore's performance had not been enough to offset Mondrian's performance. Management also noted that Mondrian was a relatively recent Subadviser to the Portfolio, having replaced an underperforming subadviser in 2004 and that the Portfolio's long-term underperformance also was attributable to the previous subadviser. Management noted that as the emerging markets environment had begun to change during parts of 2006, Mondrian had begun to outperform the market, although that was not reflected in the Lipper report. Management noted that it believed that the two Subadvisers complemented each other well. Based on its review and management's explanation, the board concluded that the Portfolio's investment performance had been acceptable although it requested that management continue to monitor the Subadvisers closely.

MANAGEMENT AND SUBADVISORY FEES AND EXPENSE RATIOS--In addition to the Contractual and Actual Management Fees, the board noted that the Portfolio and UBS Global AM have entered into a fee waiver/expense reimbursement agreement pursuant to which UBS Global AM was contractually obligated to waive its management fees and/or reimburse expenses so that the total operating expenses of each class of the Portfolio through December 1, 2006 (excluding interest expense, if any) would not exceed 2.25% for Class A, 3.00% for Class B and Class C and 2.00% for Class Y and Class P. The board also considered that the Portfolio has agreed to repay UBS Global AM for those reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed these expense caps. The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the second quintile and its Actual Management Fee and total expenses were in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

Taking all of the above into consideration, the board determined that the management fee and the subadvisory fees paid to each of Mondrian and Gartmore were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreements, respectively.

UBS PACE EMERGING MARKETS EQUITY INVESTMENTS--GARTMORE CHANGE OF CONTROL

The board was also requested to consider the approval of a new subadvisory agreement with Gartmore, which has been a Subadviser to UBS PACE International Emerging Markets Equity Investments since 2002, because Gartmore had announced a proposed change in its ownership and control which would have resulted in the assignment and automatic termination of the current Subadvisory Agreement under the 1940 Act. In considering whether to approve the new subadvisory agreement, the board received information from UBS Global AM that Gartmore had advised UBS Global AM that there would be no significant changes within Gartmore adversely impacting the Portfolio as a result of the transaction. Management did note that there would be some changes in the Gartmore portfolio management team, including the departure of two portfolio managers responsible for managing the global emerging markets strategy used in the Portfolio, with a previous portfolio manager for the global emerging markets strategy becoming lead portfolio manager for the strategy. UBS Global AM advised the board that, given these changes, they intended to closely monitor and evaluate the investment team at Gartmore after the closing of the transaction. As the new subadvisory agreement with Gartmore would be substantially similar to the current Subadvisory Agreement with Gartmore and as the subadvisory fee would not change, the factors considered by the board and the determinations made by the board in relation to the current Subadvisory Agreement with Gartmore were considered equally applicable to the new subadvisory agreement. The board considered Gartmore's portfolio manager changes but also considered UBS Global AM's recommendation to approve the new subadvisory agreement and that UBS Global AM would closely monitor the Gartmore investment team after the closing of the transaction.

UBS PACE MONEY MARKET INVESTMENTS

In approving the Investment Management and Administration Agreement, the board, including the Independent Trustees also considered the following factors:

PORTFOLIO PERFORMANCE--The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one-, three- and ten-year periods and since inception and in the first quintile for the five-year period. Based on its review, the board concluded that the Portfolio's investment performance was satisfactory.

MANAGEMENT FEES AND EXPENSE RATIOS--In addition to the Contractual and Actual Management Fees, the board also considered that UBS Global AM had entered into a fee waiver/expense reimbursement agreement with the Portfolio under which UBS Global AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total operating expenses of the Portfolio through December 1, 2006 (excluding interest expense, if any) would not exceed 0.60%. The board also considered that the Portfolio has agreed to repay UBS Global AM for those reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed this expense cap. The comparative Lipper information showed that the Portfolio's Contractual Management Fee and total expenses were in the third quintile, and its Actual Management Fee was in the first quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

Taking all of the above into consideration, the board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement.

UBS PACE HIGH YIELD INVESTMENTS

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with MacKay Shields LLC ("MacKay Shields"), the board, including the Independent Trustees also considered the following factors:

PORTFOLIO PERFORMANCE--Because the Portfolio had been in existence for less than a year, Lipper comparative information was not available. Management reviewed the Portfolio's performance since its inception in April 2006. Management noted that the Portfolio had underperformed its benchmark during this period. The board considered that the period being reviewed from inception of the Portfolio was only the initial quarter, that the period had been a challenging one for the markets and that too much weight should not be given to such a brief period since commencement. Based on its review and management's explanation, the board concluded that the Portfolio's investment performance during its initial period had been acceptable.

MANAGEMENT AND SUBADVISORY FEES AND EXPENSE RATIOS--In addition to the Contractual and Actual Management Fees, the board noted that the Portfolio and UBS Global AM have entered into a fee waiver/expense reimbursement agreement pursuant to which UBS Global AM was contractually obligated to waive its management fees and/or reimburse expenses so that the total operating expenses of each class of the Portfolio through December 1, 2006 (excluding interest expense, if any) would not exceed 1.35% for Class A, 2.10% for Class B, 1.85% for Class C and 1.10% for Class Y and Class P. The board also considered that the Portfolio has agreed to repay UBS Global AM for those reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed these expense caps. The comparative Lipper information showed that the Portfolio's Contractual Management Fee and total expense were in the fourth quintile and its Actual Management Fee was in the first quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

Taking all of the above into consideration, the board determined that the management fee and the subadvisory fee paid to MacKay Shields were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreement, respectively.


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

UBS PACE ALTERNATIVE STRATEGIES INVESTMENTS

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Analytic Investors, Inc. ("Analytic") and Wellington Management Company, LLP ("Wellington"), the board, including the Independent Trustees also considered the following factors:

PORTFOLIO PERFORMANCE--Because the Portfolio had been in existence for less than a year, Lipper comparative information was not available. Management reviewed the Portfolio's performance since its inception in April 2006. Management noted that the Portfolio had underperformed its benchmark during this period, due primarily to Wellington's aggressive investment stance. Management noted that the Portfolio had underperformed during this period, but that the period was very brief and that too much weight should not be given to such a brief period since commencement. The board considered that the period being reviewed from inception of the Portfolio was only the initial quarter, that the period had been a challenging one for the markets and that too much weight should not be given to such a brief period since commencement. Based on its review and management's explanation, the board concluded that the Portfolio's investment performance during its initial period had been acceptable.

MANAGEMENT AND SUBADVISORY FEES AND EXPENSE RATIOS--In addition to the Contractual and Actual Management Fees, the board noted that the Portfolio and UBS Global AM have entered into a fee waiver/expense reimbursement agreement pursuant to which UBS Global AM was contractually obligated to waive its management fees and/or reimburse expenses so that the total operating expenses of each class of the Portfolio through December 1, 2006 (excluding interest expense, if any) would not exceed 1.95% for Class A, 2.70% for Class B and Class C and 1.70% for Class Y and Class P. The board also considered that the Portfolio has agreed to repay UBS Global AM for those reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed these expense caps. The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management fee were in the third quintile and its total expenses were in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

Taking all of the above into consideration, the board determined that the management fee and the subadvisory fee paid to each of Analytic and Wellington were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreements, respectively.

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement for each Portfolio and, for those Portfolios with Subadvisers, the Subadvisory Agreement(s) to continue for another year (and, in the case of Gartmore, to also approve the new subadvisory agreement that would become effective upon the automatic termination of the current Gartmore Subadvisory Agreement upon the consummation of the anticipated transaction that would result in a change of control).

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement or, for the subadvised Portfolios, the Subadvisory Agreements. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement and the Subadvisory Agreements in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.


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

UBS PACE Select Advisors Trust
SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF TRUSTEES & OFFICERS

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee and officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

INTERESTED TRUSTEE

                         POSITION(S)   TERM OF OFFICE+         PRINCIPAL          NUMBER OF PORTFOLIOS
                          HELD WITH     AND LENGTH OF     OCCUPATION(S) DURING      IN FUND COMPLEX          OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE      TRUST        TIME SERVED          PAST 5 YEARS        OVERSEEN BY TRUSTEE          HELD BY TRUSTEE
----------------------   -----------   ---------------   ---------------------   ---------------------   ---------------------------
Meyer Feldberg++; 64     Trustee       Since 2001        Professor Feldberg is   Professor Feldberg is   Professor Feldberg is also
Morgan Stanley                                           Dean Emeritus and       a director or trustee   a director of Primedia Inc.
1585 Broadway                                            Sanford Bernstein       of 29 investment        (publishing), Federated
33rd Floor                                               Professor of            companies (consisting   Department Stores, Inc.
New York, NY 10036                                       Leadership and Ethics   of 48 portfolios) for   (operator of department
                                                         at Columbia Business    which UBS Global AM     stores), Revlon, Inc.
                                                         School, although on a   or one of its           (cosmetics), and SAPPI,
                                                         two year leave of       affiliates serves as    Ltd. (producer of paper).
                                                         absence. He is also a   investment advisor,
                                                         senior advisor to       sub-advisor or
                                                         Morgan Stanley          manager.
                                                         (financial services)
                                                         (since March 2005).
                                                         Prior to July 2004,
                                                         he was Dean and
                                                         Professor of
                                                         Management of the
                                                         Graduate School of
                                                         Business at Columbia
                                                         University (since
                                                         1989).

INDEPENDENT TRUSTEES
Richard Q. Armstrong;    Trustee and   Since 2001        Mr. Armstrong is        Mr. Armstrong is a      None
71 c/o Willkie Farr &    Chairman of   (Trustee)         chairman and            director or trustee
Gallagher LLP 787        the Board     Since 2004        principal of R.Q.A.     of 16 investment
Seventh Avenue New       of Trustees   (Chairman         Enterprises             companies (consisting
York, NY 10019-6099                    of the Board of   (management             of 35 portfolios) for
                                       Trustees)         consulting firm)        which UBS Global AM
                                                         (since April 1991 and   or one of its
                                                         principal occupation    affiliates serves as
                                                         since March 1995).      investment advisor,
                                                                                 sub-advisor or
                                                                                 manager.


                         POSITION(S)   TERM OF OFFICE+         PRINCIPAL          NUMBER OF PORTFOLIOS
                          HELD WITH     AND LENGTH OF     OCCUPATION(S) DURING      IN FUND COMPLEX          OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE      TRUST        TIME SERVED          PAST 5 YEARS        OVERSEEN BY TRUSTEE          HELD BY TRUSTEE
----------------------   -----------   ---------------   ---------------------   ---------------------   ---------------------------
David J. Beaubien; 72    Trustee       Since 1995        Mr. Beaubien is         Mr. Beaubien is a       Mr. Beaubien is also a
84 Doane Road Ware, MA                                   retired (since 2003).   director or trustee     director of IEC
01082                                                    He was chairman of      of 16 investment        Electronics, Inc., a
                                                         Yankee Environmental    companies (consisting   manufacturer of electronic
                                                         Systems, Inc., a        of 35 portfolios) for   assemblies.
                                                         manufacturer of         which UBS Global AM
                                                         meteorological          or one of its
                                                         measuring systems       affiliates serves as
                                                         (since 1991).           investment advisor,
                                                                                 sub-advisor or
                                                                                 manager.

Alan S. Bernikow; 65     Trustee       Since 2005        Mr. Bernikow is a       Mr. Bernikow is a       Mr. Bernikow is also a
207 Benedict Ave.                                        consultant on           director or trustee     director of Revlon, Inc.
Staten Island, NY                                        non-management          of 16 investment        (cosmetics) (and serves as
10314                                                    matters for the firm    companies (consisting   the chair of its audit
                                                         of Deloitte & Touche    of 35 portfolios) for   committee), a director of
                                                         (international          which UBS Global AM     Mack-Cali Realty
                                                         accounting and          or one of its           Corporation (real estate
                                                         consulting firm)        affiliates serves as    investment trust) (and
                                                         (since June 2003).      investment advisor,     serves as the chair of its
                                                         Previously, he was      sub-advisor or          audit committee) and a
                                                         Deputy Chief            manager.                director of the Casual Male
                                                         Executive Officer at                            Retail Group, Inc.
                                                         Deloitte & Touche.                              (menswear).

Richard R. Burt; 59      Trustee       Since 2001        Mr. Burt is chairman    Mr. Burt is a           Mr. Burt is also a director
1275 Pennsylvania                                        of Diligence Inc.       director or trustee     of The Central European
Ave., N.W. Washington,                                   (information and risk   of 16 investment        Fund, Inc., The Germany
D.C. 20004                                               management firm) and    companies (consisting   Fund, Inc., The New Germany
                                                         IEP Advisors            of 35 portfolios) for   Fund, Inc., IGT, Inc.
                                                         (international          which UBS Global AM     (provides technology to
                                                         investments and         or one of its           gaming and wagering
                                                         consulting firm).       affiliates serves as    industry) and The
                                                                                 investment advisor,     Protective Group, Inc.
                                                                                 sub-advisor or          (produces armor products).
                                                                                 manager.

Bernard H. Garil; 66     Trustee       Since 2005        Mr. Garil is retired    Mr. Garil is a          Mr. Garil is also a
6754 Casa Grande Way                                     (since 2001). He was    director or trustee     director of OFI Trust
Delray Beach, FL 33446                                   a Managing Director     of 16 investment        Company (commercial trust
                                                         at PIMCO Advisory       companies (consisting   company) and a trustee for
                                                         Services (from 1999     of 35 portfolios) for   the Brooklyn College
                                                         to 2001) where he       which UBS Global AM     Foundation, Inc.
                                                         served as President     or one of its           (charitable foundation).
                                                         of closed-end funds     affiliates serves as
                                                         and Vice-President of   investment advisor,
                                                         the variable            sub-advisor or
                                                         insurance product       manager.
                                                         funds advised by
                                                         OpCap Advisors (until
                                                         2001).

                         Term of

                                        TERM OF
                                        OFFICE+
                                          AND           PRINCIPAL
                         POSITION(S)   LENGTH OF      OCCUPATION(S)      NUMBER OF PORTFOLIOS
                          HELD WITH       TIME         DURING PAST          IN FUND COMPLEX     OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE      TRUST        SERVED          5 YEARS          OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
----------------------   -----------   ---------   -------------------   --------------------   -------------------
Heather R. Higgins; 47   Trustee       Since       Ms. Higgins is the    Ms. Higgins is a       None
255 E. 49th St.,                       2005        President and         director or trustee
Suite 23D                                          Director of The       of 16 investment
New York, NY 10017                                 Randolph Foundation   companies
                                                   (charitable           (consisting of 35
                                                   foundation) (since    portfolios) for
                                                   1991). Ms. Higgins    which UBS Global AM
                                                   also serves on the    or one of its
                                                   boards of several     affiliates serves as
                                                   non-profit            investment advisor,
                                                   charitable groups,    sub-advisor or
                                                   including the         manager.
                                                   Independent Women's
                                                   Forum (chairman),
                                                   the Philanthropy
                                                   Roundtable (vice
                                                   chairman) and the
                                                   Hoover Institution
                                                   (executive
                                                   committee).

OFFICERS

                                         TERM OF
                                         OFFICE+
                                           AND
                         POSITION(S)    LENGTH OF
                          HELD WITH        TIME                    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
NAME, ADDRESS, AND AGE      TRUST         SERVED     NUMBER OF PORTFOLIOS IN FUND COMPLEX FOR WHICH PERSON SERVES AS OFFICER
----------------------   -----------   -----------   -----------------------------------------------------------------------
Joseph Allessie*; 41     Vice          Since         Mr. Allessie is a director and deputy general counsel at UBS Global
                         President     2005          Asset Management (US) Inc. and UBS Global Asset Management (Americas)
                         and                         Inc. (collectively, "UBS Global AM-Americas region") (since 2005).
                         Assistant                   Prior to joining UBS Global AM-Americas region, he was senior vice
                         Secretary                   president and general counsel of Kenmar Advisory Corp. (from 2004 to
                                                     2005). Prior to that Mr. Allessie was general counsel and secretary of
                                                     GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the
                                                     GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 20 investment companies (consisting of 91 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Rose Ann Bubloski*; 38   Vice          Since         Ms. Bubloski is an associate director (since 2003) and a senior
                         President     2006          manager of the US mutual fund treasury administration department of
                         and                         UBS Global AM-Americas region. Ms. Bubloski is a vice president and
                         Assistant                   assistant treasurer of 20 investment companies (consisting of 91
                         Treasurer                   portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

                                         TERM OF
                                         OFFICE+
                                           AND
                         POSITION(S)    LENGTH OF
                          HELD WITH        TIME                    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
NAME, ADDRESS, AND AGE      TRUST         SERVED     NUMBER OF PORTFOLIOS IN FUND COMPLEX FOR WHICH PERSON SERVES AS OFFICER
----------------------   -----------   -----------   -----------------------------------------------------------------------
Thomas Disbrow*; 40      Vice          Since         Mr. Disbrow is a director (since 2001) and head of US mutual fund
                         President     2000 (Vice    treasury administration department (since 2006) of UBS Global
                         and           President)    AM-Americas region. Mr. Disbrow is a vice president and treasurer
                         Treasurer     Since         and/or principal accounting officer of 20 investment companies
                                       2004          (consisting of 91 portfolios) for which UBS Global AM-Americas region
                                       (Treasurer)   or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; 41    Vice          Since         Mr. Flook is an associate director and a senior manager of the US
                         President     2006          mutual fund treasury administration department of UBS Global
                         and                         AM-Americas region (since 2006). Prior to joining UBS Global
                         Assistant                   AM-Americas region, he was a senior manager with The Reserve (asset
                         Treasurer                   management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 20 investment companies
                                                     (consisting of 91 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 48     Vice          Since         Mr. Kemper is general counsel of UBS Global AM-Americas region (since
                         President     2004          2004). Mr. Kemper also is a managing director of UBS Global
                         and                         AM-Americas region (since 2006). He was deputy general counsel of UBS
                         Secretary                   Global Asset Management (Americas) Inc. ("UBS Global AM (Americas)")
                                                     from July 2001 to July 2004. He has been secretary of UBS Global
                                                     AM-Americas since 1999 and assistant secretary of UBS Global Asset
                                                     Management Trust Company since 1993. Mr. Kemper is secretary of UBS
                                                     Global AM-Americas region (since 2004). Mr. Kemper is vice president and secretary of 20 investment companies (consisting of 91 portfolios)
                                                     for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*;     Vice          Since         Ms. Kilkeary is an associate director (since 2000) and a senior
38                       President     1999          manager (since 2004) of the US mutual fund treasury administration
                         and                         department of UBS Global AM-Americas region. Ms. Kilkeary is a vice
                         Assistant                   president and assistant treasurer of 20 investment companies
                         Treasurer                   (consisting of 91 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 35          Vice          Since         Ms. Lee is a director and associate general counsel of UBS Global
                         President     2005          AM-Americas region (since 2005). Prior to joining UBS Global
                         and                         AM-Americas region, she was vice president and counsel at Deutsche
                         Assistant                   Asset Management/Scudder Investments from 2003 to 2005. Prior to that
                         Secretary                   she was assistant vice president and counsel at Deutsche Asset
                                                     Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 20 investment companies
                                                     (consisting of 91 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael H.               Vice          Since         Mr. Markowitz is a managing director (since 2004), portfolio manager
Markowitz**; 41          President     2001          and head of U.S. short duration fixed income (since 2003) of UBS
                                                     Global AM-Americas region. Mr. Markowitz is a vice president of five investment companies (consisting of 23 portfolios) for which UBS
                                                     Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

                                         TERM OF
                                         OFFICE+
                                           AND
                         POSITION(S)    LENGTH OF
                          HELD WITH        TIME                    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
NAME, ADDRESS, AND AGE      TRUST         SERVED     NUMBER OF PORTFOLIOS IN FUND COMPLEX FOR WHICH PERSON SERVES AS OFFICER
----------------------   -----------   -----------   -----------------------------------------------------------------------
Joseph McGill*; 44       Vice          Since         Mr. McGill is a managing director (since 2006) and chief compliance
                         President     2004          officer (since 2003) at UBS Global AM-Americas region. Prior to
                         and Chief                   joining UBS Global AM-Americas region, he was assistant general
                         Compliance                  counsel at J. P. Morgan Investment Management (from 1999 to 2003). Mr.
                         Officer                     McGill is a vice president and chief compliance officer of 20 investment companies (consisting of 91 portfolios) for which UBS
                                                     Global AMAmericas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 40        Vice          Since         Mr. Sanders is a director and associate general counsel of UBS Global
                         President     2005          AM-Americas region (since 2005). From 1996 until June 2005, he held
                         and                         various positions at Fred Alger & Company, Incorporated, the most
                         Assistant                   recent being assistant vice president and associate general counsel.
                         Secretary                   Mr. Sanders is a vice president and assistant secretary of investment companies (consisting of 91 portfolios) for which UBS Global
                                                     AMAmericas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Andrew Shoup*; 50        Vice          Since         Mr. Shoup is a managing director and senior member of the US mutual
                         President     2006          fund treasury administration department of UBS Global AM-Americas
                         and Chief                   region (since July 2006). Prior to joining UBS Global AM-Americas
                         Operating                   region, he was Chief Administrative Officer for the Legg Mason Partner
                         Officer                     Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president of 20 investment companies (consisting of 91 portfolios) for which UBS
                                                     Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Kai R. Sotorp**; 47      President     Since         Mr. Sotorp is the Head of the Americas for UBS Global Asset Management
                                       2006          (since 2004); a member of the UBS Group Managing Board (since 2003)
                                                     and a member of the UBS Global Asset Management Executive Committee
                                                     (since 2001). Prior to his current role, Mr. Sotorp was Head of UBS
                                                     Global Asset Management--Asia Pacific (2002-2004), covering Australia,
                                                     Japan, Hong Kong, Singapore and Taiwan; Head of UBS Global Asset
                                                     Management (Japan) Ltd. (2001-2004) and Representative Director and
                                                     President of UBS Global Asset Management (Japan) Ltd. (2000-2004). Mr.
                                                     Sotorp is president of 16 investment companies (consisting of 35 portfolios) for which UBS Global Asset Management--Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 45     Vice          Since         Mr. Weller is an executive director and senior associate general
                         President     2000          counsel of UBS Global AM-Americas region (since 2005) and has been an
                         and                         attorney with affiliated entities since 1995. Mr. Weller is a vice
                         Assistant                   president and assistant secretary of 20 investment companies
                         Secretary                   (consisting of 91 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

+ Each trustee holds office for an indefinite term. Each trustee who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers are appointed by the trustees and serve at the pleasure of the board.

++ Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

[UBS LOGO]

                                                                   -------------
                                                                     PRESORTED
                                                                      STANDARD
                                                                    U.S. POSTAGE
                                                                        PAID
                                                                   COMPUTERSHARE
                                                                   -------------

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
51 West 52nd Street
New York, New York 10019

[UBS Global Asset Management LOGO]

UBS PACE Money Market
Investments
Annual Report
July 31, 2006

UBS PACE Money Market Investments

September 22, 2006

DEAR SHAREHOLDER,

PERFORMANCE

For the fiscal year ended July 31, 2006, the Portfolio returned 3.89% (before the deduction of the maximum UBS PACE program fee; after the deduction of the maximum program fee, the Portfolio returned 2.35%). In comparison, the 90-Day US T-Bill Index returned 4.11% and the median return for the Lipper Money Market Instrument Funds category was 3.66%. (Returns over various time periods are shown in the "Performance at a glance" table on page 5. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

MARKET REVIEW

The Federal Reserve Board (the "Fed") captured financial headlines throughout the Portfolio's fiscal year. After raising rates in 17 consecutive meetings dating back to 2004, the Fed finally paused, leaving short-term interest rates unchanged at 5.25% at its August meeting. Although the series of rate increases began primarily as an attempt to move from an exceptionally accommodative monetary policy to more neutral ground, inflation has lately become much more of a concern. Oil prices increased dramatically over the reporting period, remaining above $65 a barrel for the majority of the past year.

During this time, Treasury yields rose across the maturity spectrum, most dramatically on the shorter end of the yield curve. At several points during the

[SIDENOTE]

UBS PACE MONEY MARKET INVESTMENTS

INVESTMENT ADVISOR:

UBS Global Asset Management (Americas) Inc.

PORTFOLIO MANAGER:

Michael H. Markowitz

OBJECTIVE:

Current income consistent with preservation of capital and liquidity.

INVESTMENT PROCESS:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

period, the yield curve inverted by some measures, meaning shorter-dated securities offered higher yields than longer-dated Treasuries. An inverted yield curve historically has indicated a pending economic slowdown, but over the past year gross domestic product (GDP) and unemployment data have both remained quite positive.

ADVISOR'S COMMENTS

During the course of the Portfolio's fiscal year, we most often implemented a "bulleted" yield curve strategy to take advantage of the rising interest rate environment. Generally, a bulleted strategy is expected to perform better in such a market environment as it allows an investor to target certain maturities while spreading out and ultimately reducing interest rate risk. In this case, we frequently sought to own securities that matured shortly before Fed meetings, allowing us to lock in higher yield opportunities as rates rose.

At the beginning of the period the yield curve inverted slightly, and we selectively purchased one to three month securities as attractive levels presented themselves. As interest rates continued to climb upwards, we took advantage of a significant rise in the yield of one year securities and added them to the Portfolio, locking in higher rates.

On a sector level, the Portfolio maintained relatively large positions in commercial paper, corporate debt and certificates of deposit. The Portfolio also held government agency obligations. Portfolio holdings were selected with an eye toward liquidity and quality, which we maintained throughout the reporting period.

Looking ahead, the Fed has indicated that future interest rate setting activity will be data dependent, specifically regarding sustained inflationary pressures and economic growth. We feel the Fed will look to maintain its inflation fighting credibility and put a greater significance on containing inflation over accommodating economic growth. Moderation in the housing market and high energy prices continue to be a point of concern, but overall, the Portfolio remains well diversified, and we will continue to seek yield opportunities and liquidity in the Portfolio.

As always, we thank you for your continued support and welcome any comments or questions you may have.

Sincerely,


/s/ Kai Sotorp                          /s/ Michael Markowitz
-------------------------------------   ----------------------------------------
Kai Sotorp                              Michael Markowitz
PRESIDENT                               PORTFOLIO MANAGER
UBS PACE Select Advisors Trust          UBS PACE Money Market
HEAD OF THE AMERICAS                    Investments
UBS Global Asset Management             MANAGING DIRECTOR
(Americas) Inc.                         UBS Global Asset Management
                                        (Americas) Inc.

THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE PORTFOLIO PERFORMED DURING THE FISCAL YEAR ENDED JULY 31, 2006. THE VIEWS AND OPINIONS IN THIS LETTER WERE CURRENT AS OF SEPTEMBER 22, 2006. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE PORTFOLIO'S FUTURE INVESTMENT INTENT. WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE 90-DAY US T-BILL INDEX

                                     [CHART]

                UBS PACE MONEY MARKET               UBS PACE MONEY MARKET
            INVESTMENTS (BEFORE DEDUCTING   INVESTMENTS (AFTER DEDUCTING MAXIMUM
            MAXIMUM UBS PACE PROGRAM FEE)           UBS PACE PROGRAM FEE)          90-DAY US T-BILL INDEX
---------------------------------------------------------------------------------------------------------
31-Jul-96              $10,000                             $10,000                         $10,000
31-Aug-96              $10,042                             $10,029                         $10,044
30-Sep-96              $10,083                             $10,057                         $10,087
31-Oct-96              $10,125                             $10,087                         $10,131
30-Nov-96              $10,167                             $10,116                         $10,174
31-Dec-96              $10,208                             $10,145                         $10,217
31-Jan-97              $10,251                             $10,175                         $10,261
28-Feb-97              $10,291                             $10,201                         $10,302
31-Mar-97              $10,335                             $10,232                         $10,347
30-Apr-97              $10,378                             $10,262                         $10,391
31-May-97              $10,424                             $10,294                         $10,436
30-Jun-97              $10,468                             $10,325                         $10,480
31-Jul-97              $10,514                             $10,358                         $10,526
31-Aug-97              $10,561                             $10,391                         $10,571
30-Sep-97              $10,606                             $10,422                         $10,616
31-Oct-97              $10,653                             $10,455                         $10,662
30-Nov-97              $10,699                             $10,487                         $10,707
31-Dec-97              $10,747                             $10,521                         $10,754
31-Jan-98              $10,795                             $10,555                         $10,801
28-Feb-98              $10,838                             $10,584                         $10,844
31-Mar-98              $10,886                             $10,617                         $10,892
30-Apr-98              $10,932                             $10,649                         $10,938
31-May-98              $10,980                             $10,682                         $10,985
30-Jun-98              $11,027                             $10,714                         $11,031
31-Jul-98              $11,075                             $10,748                         $11,077
31-Aug-98              $11,124                             $10,781                         $11,124
30-Sep-98              $11,171                             $10,813                         $11,170
31-Oct-98              $11,217                             $10,844                         $11,215
30-Nov-98              $11,261                             $10,873                         $11,256
31-Dec-98              $11,307                             $10,904                         $11,298
31-Jan-99              $11,351                             $10,933                         $11,340
28-Feb-99              $11,391                             $10,958                         $11,379
31-Mar-99              $11,434                             $10,986                         $11,422
30-Apr-99              $11,477                             $11,012                         $11,464
31-May-99              $11,521                             $11,041                         $11,508
30-Jun-99              $11,564                             $11,069                         $11,551
31-Jul-99              $11,610                             $11,099                         $11,596
31-Aug-99              $11,657                             $11,130                         $11,642
30-Sep-99              $11,704                             $11,161                         $11,688
31-Oct-99              $11,753                             $11,194                         $11,735
30-Nov-99              $11,802                             $11,226                         $11,783
31-Dec-99              $11,856                             $11,263                         $11,833
31-Jan-00              $11,910                             $11,300                         $11,885
29-Feb-00              $11,961                             $11,335                         $11,936
31-Mar-00              $12,017                             $11,373                         $11,992
30-Apr-00              $12,072                             $11,411                         $12,048
31-May-00              $12,131                             $11,453                         $12,107
30-Jun-00              $12,192                             $11,496                         $12,164
31-Jul-00              $12,256                             $11,541                         $12,223
31-Aug-00              $12,320                             $11,587                         $12,283
30-Sep-00              $12,382                             $11,632                         $12,344
31-Oct-00              $12,447                             $11,678                         $12,409
30-Nov-00              $12,511                             $11,723                         $12,472
31-Dec-00              $12,576                             $11,770                         $12,538
31-Jan-01              $12,638                             $11,813                         $12,603
28-Feb-01              $12,691                             $11,847                         $12,657
31-Mar-01              $12,745                             $11,883                         $12,713
30-Apr-01              $12,794                             $11,914                         $12,762
31-May-01              $12,841                             $11,942                         $12,808
30-Jun-01              $12,882                             $11,966                         $12,850
31-Jul-01              $12,922                             $11,988                         $12,890
31-Aug-01              $12,961                             $12,009                         $12,929
30-Sep-01              $12,995                             $12,025                         $12,966
31-Oct-01              $13,023                             $12,036                         $13,000
30-Nov-01              $13,048                             $12,044                         $13,028
31-Dec-01              $13,071                             $12,050                         $13,051
31-Jan-02              $13,090                             $12,053                         $13,071
28-Feb-02              $13,107                             $12,053                         $13,089
31-Mar-02              $13,125                             $12,055                         $13,108
30-Apr-02              $13,142                             $12,056                         $13,127
31-May-02              $13,160                             $12,057                         $13,146
30-Jun-02              $13,177                             $12,057                         $13,165
31-Jul-02              $13,193                             $12,057                         $13,185
31-Aug-02              $13,209                             $12,057                         $13,204
30-Sep-02              $13,225                             $12,056                         $13,222
31-Oct-02              $13,240                             $12,055                         $13,240
30-Nov-02              $13,253                             $12,052                         $13,257
31-Dec-02              $13,264                             $12,047                         $13,273
31-Jan-03              $13,274                             $12,040                         $13,287
28-Feb-03              $13,282                             $12,032                         $13,300
31-Mar-03              $13,291                             $12,025                         $13,313
30-Apr-03              $13,299                             $12,017                         $13,326
31-May-03              $13,307                             $12,010                         $13,339
30-Jun-03              $13,314                             $12,001                         $13,351
31-Jul-03              $13,319                             $11,991                         $13,362
31-Aug-03              $13,325                             $11,981                         $13,373
30-Sep-03              $13,330                             $11,971                         $13,384
31-Oct-03              $13,336                             $11,961                         $13,394
30-Nov-03              $13,341                             $11,950                         $13,405
31-Dec-03              $13,347                             $11,941                         $13,416
31-Jan-04              $13,352                             $11,931                         $13,426
29-Feb-04              $13,357                             $11,920                         $13,436
31-Mar-04              $13,363                             $11,910                         $13,446
30-Apr-04              $13,368                             $11,900                         $13,457
31-May-04              $13,374                             $11,890                         $13,468
30-Jun-04              $13,380                             $11,881                         $13,479
31-Jul-04              $13,388                             $11,873                         $13,491
31-Aug-04              $13,397                             $11,867                         $13,506
30-Sep-04              $13,409                             $11,862                         $13,522
31-Oct-04              $13,422                             $11,859                         $13,540
30-Nov-04              $13,437                             $11,857                         $13,559
31-Dec-04              $13,455                             $11,858                         $13,582
31-Jan-05              $13,475                             $11,861                         $13,606
28-Feb-05              $13,494                             $11,863                         $13,630
31-Mar-05              $13,518                             $11,869                         $13,659
30-Apr-05              $13,543                             $11,876                         $13,688
31-May-05              $13,570                             $11,885                         $13,721
30-Jun-05              $13,598                             $11,895                         $13,753
31-Jul-05              $13,629                             $11,907                         $13,788
31-Aug-05              $13,662                             $11,921                         $13,825
30-Sep-05              $13,697                             $11,936                         $13,862
31-Oct-05              $13,735                             $11,955                         $13,903
30-Nov-05              $13,774                             $11,974                         $13,945
31-Dec-05              $13,817                             $11,996                         $13,989
31-Jan-06              $13,861                             $12,019                         $14,036
28-Feb-06              $13,903                             $12,040                         $14,080
31-Mar-06              $13,951                             $12,067                         $14,133
30-Apr-06              $13,999                             $12,094                         $14,185
31-May-06              $14,052                             $12,123                         $14,241
30-Jun-06              $14,104                             $12,153                         $14,296
31-Jul-06              $14,160                             $12,186                         $14,355

The graph depicts the performance of UBS PACE Money Market Investments versus the 90-Day US T-Bill Index over the 10 years ended July 31, 2006. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. It is important to note that UBS PACE Money Market Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PERFORMANCE AT A GLANCE (UNAUDITED)
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 07/31/06

                                    1 YEAR   5 YEARS   10 YEARS
---------------------------------------------------------------
UBS PACE Money Market Investments
before deducting maximum
UBS PACE program fee*                3.89%     1.85%     3.54%
UBS PACE Money Market Investments
after deducting maximum
UBS PACE program fee*                2.35%     0.33%     2.00%
90-Day US T-Bill Index**             4.11%     2.18%     3.68%
Lipper Money Market
Instrument Funds median              3.66%     1.62%     3.34%

Average annual total returns for periods ended June 30, 2006, after deduction of the maximum UBS PACE program fee, were as follows: 1-year period, 2.17%; 5-year period, 0.31%; 10-year period, 2.00%.

For UBS PACE Money Market Investments, the 7-day current yield for the period ended July 31, 2006 was 4.74% (without maximum UBS PACE program fee and after fee waivers/expense reimbursements; the yield was 4.18% before fee waivers/expense reimbursements). With the maximum UBS PACE program fee, the 7-day current yield was 3.24% after fee waivers/expense reimbursements; the yield was 2.68% before fee waivers/expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers.

*    THE MAXIMUM ANNUAL UBS PACE PROGRAM FEE IS 1.5% OF THE VALUE OF UBS PACE
     ASSETS.

** 90-DAY US T-BILLS ARE PROMISSORY NOTES ISSUED BY THE US TREASURY AND SOLD THROUGH COMPETITIVE BIDDING, WITH A SHORT-TERM MATURITY DATE, IN THIS CASE, OF THREE MONTHS. THIS INDEX IS DERIVED FROM SECONDARY MARKET INTEREST RATES AS PUBLISHED BY THE FEDERAL RESERVE BANK.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS. THE RETURN OF AN INVESTMENT WILL FLUCTUATE. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE PAYABLE DATES. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

AN INVESTMENT IN UBS PACE MONEY MARKET INVESTMENTS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) ongoing program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2006 to July 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these program fees were included, your costs would have been higher.


                                  BEGINNING          ENDING          EXPENSES PAID
                                ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD*
                              FEBRUARY 1, 2006   JULY 31, 2006   02/01/06 TO 07/31/06
-------------------------------------------------------------------------------------
Class P   Actual                  $1,000.00        $1,021.60             $3.01

          Hypothetical
          (5% annual return
          before expenses)         1,000.00         1,021.82              3.01

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                        07/31/06
--------------------------------------------------------------------------------
Net assets (mm)                                                          $342.6
Number of holdings (excluding US government agency obligations)              69
Weighted average maturity                                               40 days

PORTFOLIO COMPOSITION*                                                 07/31/06
--------------------------------------------------------------------------------
Commercial paper                                                           70.4%
Short-term corporate obligations                                            9.8
Certificates of deposit                                                     9.3
US government agency obligations                                            6.8
Bank notes                                                                  2.0
Money market funds                                                          1.7
Repurchase agreement                                                        0.1
Other assets less liabilities                                              (0.1)
--------------------------------------------------------------------------------
TOTAL                                                                     100.0%
================================================================================

TOP 10 SECURITIES (EXCLUDING US GOVERNMENT AGENCY OBLIGATIONS)*        07/31/06
--------------------------------------------------------------------------------
KFW International Finance                                                   2.9%
Regency Markets                                                             2.9
Bear Stearns                                                                2.6
Atlantis One Funding                                                        2.6
Scaldis Capital                                                             2.6
Depfa Bank                                                                  2.6
Nordea                                                                      2.6
Beta Finance                                                                2.5
Sanofi-Aventis                                                              2.4
Allied Irish Banks                                                          2.3
--------------------------------------------------------------------------------
TOTAL                                                                      26.0%
================================================================================

* Weightings represent percentages of net assets as of July 31, 2006. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Money Market Investments

Statement of net assets--July 31, 2006

PRINCIPAL
AMOUNT                                    MATURITY    INTEREST
(000)                                      DATES        RATES       VALUE
----------------------------------------------------------------------------
US GOVERNMENT AGENCY OBLIGATIONS--6.79%
  $5,000    Federal Farm Credit Bank    08/01/06      5.240%*    $ 4,999,372
   9,000    Federal Home Loan Bank      08/03/06 to   5.140 to
                                        08/04/06      5.160@       8,996,708
   2,000    Federal Home Loan Bank      08/07/06      5.194*       1,999,555
   7,250    Federal Home Loan           10/23/06 to   4.250 to
            Mortgage Corp.              07/09/07      5.500        7,250,000
----------------------------------------------------------------------------
Total US government agency obligations (cost--$23,245,635)        23,245,635
============================================================================
BANK NOTES--2.04%

BANKING-US--2.04%
   2,000    Bank of America N.A.        08/01/06      5.310*       2,000,000
   5,000    Wachovia Bank N.A.          09/05/06      5.221 to
            (Charlotte)                               5.251*       4,999,370
----------------------------------------------------------------------------
Total bank notes (cost--$6,999,370)                                6,999,370
============================================================================
CERTIFICATES OF DEPOSIT--9.34%

NON-US--5.55%
   3,500    ABN AMRO Bank NV            01/24/07      4.850        3,500,000
   2,000    Calyon N.A., Inc.           03/14/07      5.170        2,000,000
   5,000    Deutsche Bank AG            08/03/06 to   4.170 to
                                        03/06/07      5.090        5,000,000
   3,000    Fortis Bank NV-SA           02/06/07      4.930        3,000,000
   2,500    Svenska Handelsbanken       11/08/06      4.750        2,500,000
   3,000    Toronto-Dominion Bank       08/14/06      5.310        3,000,000
                                                                  19,000,000
US--3.79%
   7,000    First Tennessee Bank N.A.
            (Memphis)                   08/24/06      5.180        7,000,000
   3,000    SunTrust Bank               08/07/06      5.294*       3,000,000
   3,000    Wachovia Bank N.A.
            (Charlotte)                 09/29/06      5.459*       2,999,545
                                                                  12,999,545
----------------------------------------------------------------------------
Total certificates of deposit (cost--$31,999,545)                 31,999,545
============================================================================
COMMERCIAL PAPER@--70.39%

ASSET BACKED-BANKING--2.62%
  9,000    Atlantis One Funding         08/17/06 to   5.060 to
                                        08/24/06      5.320        8,974,010

PRINCIPAL
AMOUNT                                    MATURITY    INTEREST
(000)                                      DATES        RATES       VALUE
----------------------------------------------------------------------------
COMMERCIAL PAPER--(CONTINUED)

ASSET BACKED-MISCELLANEOUS--16.75%
  $3,500    Amsterdam Funding Corp.     08/24/06      5.320%     $ 3,488,104
   7,000    Bryant Park Funding LLC     08/01/06 to   5.270 to
                                        08/11/06      5.300        6,997,056
   4,000    Chariot Funding LLC         08/08/06      5.280        3,995,893
   3,000    Falcon Asset
            Securitization Corp.        08/02/06      5.270        2,999,561
   5,000    Kitty Hawk Funding Corp.    08/16/06      5.310        4,988,938
   5,000    Old Line Funding Corp.      08/15/06      5.290        4,989,714
   8,000    Ranger Funding Co. LLC      08/28/06      5.320        7,968,080
  10,000    Regency Markets No.1 LLC    08/21/06      5.340        9,970,333
   6,000    Variable Funding
            Capital Corp.               08/02/06      5.250        5,999,125
   6,000    Yorktown Capital LLC        08/21/06      5.330        5,982,233
                                                                  57,379,037
ASSET BACKED-SECURITIES--16.69%
   8,500    Beta Finance, Inc.          09/15/06 to   5.330 to
                                        09/20/06      5.350        8,441,726
   7,000    Cancara Asset               08/01/06 to   5.270 to
            Securitization LLC          08/11/06      5.290        6,995,017
   4,800    CC (USA), Inc. (Centauri)   08/10/06 to   5.270 to
                                        08/29/06      5.350        4,788,558
   7,000    Dorada Finance, Inc.        09/28/06      5.370        6,939,438
   8,000    Galaxy Funding, Inc.        08/17/06 to   5.240 to
                                        09/19/06      5.320        7,961,720
   5,000    Grampian Funding LLC        08/24/06 to   5.100 to
                                        10/25/06      5.400        4,955,233
   1,500    K2 (USA) LLC                09/25/06      5.390        1,487,648
   4,700    Links Finance LLC           08/04/06 to   5.090 to
                                        08/15/06      5.290        4,693,312
   9,000    Scaldis Capital LLC         08/25/06 to   5.110 to
                                        09/20/06      5.390        8,953,022
   2,000    Solitaire Funding LLC       09/29/06      5.400        1,982,300
                                                                  57,197,974

PRINCIPAL
AMOUNT                                               MATURITY    INTEREST
(000)                                                 DATES        RATES        VALUE
----------------------------------------------------------------------------------------
COMMERCIAL PAPER--(CONTINUED)

BANKING-NON-US--13.78%
  $6,500    Alliance & Leicester PLC               09/15/06      5.340%     $ 6,456,612
   8,000    Allied Irish Banks N.A., Inc.          08/03/06      5.250        7,997,667
   4,500    Bank of Ireland                        09/01/06      5.100        4,480,237
   5,000    Banque et Caisse d'Epargne de L'Etat   10/05/06      5.360        4,951,611
   3,000    Credit Suisse First Boston             10/10/06      5.370        2,968,675
   9,000    Depfa Bank PLC                         10/13/06      5.385        8,901,724
   5,500    IXIS Commercial Paper Corp.            08/01/06      5.310        5,500,000
   3,000    Northern Rock PLC                      09/25/06      5.400        2,975,250
   3,000    Westpac Trust Securities NZ Ltd.       10/10/06      5.380        2,968,617
                                                                             47,200,393
BANKING-US--11.60%
   7,000    Bank of America Corp.                  08/01/06      5.250        7,000,000
   5,000    Barclays US Funding Corp.              08/17/06      5.290        4,988,244
   3,500    CBA (Delaware) Finance, Inc.           01/22/07      5.335        3,409,750
  10,000    KFW International
            Finance, Inc.                          08/04/06      5.250        9,995,625
   9,000    Nordea N.A., Inc.                      10/18/06 to   5.115 to
                                                   02/26/07      5.390        8,840,844
   2,500    San Paolo IMI US
            Financial Co.                          08/08/06      5.260        2,497,443
   3,000    UniCredito Delaware, Inc.              08/11/06      5.060        2,995,783
                                                                             39,727,689
BROKERAGE--4.75%
   9,000    Bear Stearns Cos., Inc.                08/08/06      5.280        8,990,760
   4,300    Merrill Lynch & Co., Inc.              08/07/06      5.250        4,296,238
   3,000    Morgan Stanley                         08/01/06      5.320*       3,000,000
                                                                             16,286,998
FINANCE-NONCAPTIVE DIVERSIFIED--0.57%
   2,000    General Electric Capital Corp.         01/05/07      5.030        1,956,127

INSURANCE-LIFE--0.66%
   2,250    Prudential PLC                         08/01/06      5.270        2,250,000

PRINCIPAL
AMOUNT                                               MATURITY    INTEREST
(000)                                                 DATES        RATES        VALUE
-----------------------------------------------------------------------------------------
COMMERCIAL PAPER--(CONCLUDED)

PHARMACEUTICALS--2.39%
  $8,200    Sanofi-Aventis                         08/07/06 to   5.230 to
                                                   08/23/06      5.270%      $  8,178,289
UTILITIES-OTHER--0.58%
   2,000    RWE AG                                 09/01/06      5.170          1,991,096
-----------------------------------------------------------------------------------------
Total commercial paper (cost--$241,141,613)                                   241,141,613
=========================================================================================
SHORT-TERM CORPORATE OBLIGATIONS--9.78%

ASSET BACKED-SECURITIES--1.61%
   1,500    CC (USA), Inc. (Centauri)**            04/30/07      5.315          1,499,944
   2,000    K2 (USA) LLC**                         08/01/06      5.315*         1,999,917
   2,000    Links Finance LLC**                    02/13/07      5.000          2,000,000
                                                                                5,499,861
AUTOMOBILE OEM--1.17%
   4,000    American Honda                         09/08/06 to   5.260 to
            Finance Corp.**                        09/12/06      5.270*         3,999,925
BANKING-NON-US--1.46%
   2,000    Nationwide Building
            Society**                              09/11/06      5.420*         2,001,028
   3,000    Societe Generale**                     08/02/06      5.316*         3,000,000
                                                                                5,001,028
BROKERAGE--2.63%
   3,000    Citigroup Global Markets
            Holdings, Inc.                         08/01/06      5.480*         3,002,823
   6,000    Greenwich Capital
            Holdings, Inc.                         08/07/06      5.294*         6,000,000
                                                                                9,002,823
FINANCE-CAPTIVE AUTOMOTIVE--0.58%
   2,000    Toyota Motor Credit Corp.              08/01/06      5.300*         2,000,000

FINANCE-NONCAPTIVE CONSUMER--1.75%
   6,000    HSBC Finance Corp.                     08/01/06      5.485*         6,001,218

FINANCE-NONCAPTIVE DIVERSIFIED--0.58%
   2,000    General Electric
            Capital Corp.                          08/09/06      5.470*         2,000,000
-----------------------------------------------------------------------------------------
Total short-term corporate obligations (cost--$33,504,855)                     33,504,855
=========================================================================================

PRINCIPAL
AMOUNT                                                         MATURITY   INTEREST
(000)                                                            DATE       RATES        VALUE
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--0.10%
$  327   Repurchase agreement dated
         07/31/06 with State Street Bank &
         Trust Co., collateralized by
         $329,894 US Treasury Notes, 3.250%
         to 5.125% due 08/15/07 to 06/30/11
         (value-$334,085); proceeds:
         $327,044 (cost--$327,000)                             08/01/06    4.860%    $    327,000

MONEY MARKET FUNDS+--1.69%
 3,411   AIM Liquid Assets Portfolio                                       5.175        3,410,915
 2,395   BlackRock Provident Institutional
         TempFund                                                          5.127        2,394,969
-------------------------------------------------------------------------------------------------
Total money market funds (cost--$5,805,884)                                             5,805,884
=================================================================================================
Total investments (cost--$343,023,902 which
approximates cost for federal income tax purposes)--100.13%                           343,023,902
Liabilities in excess of other assets--(0.13)%                                           (451,011)
Net assets (applicable to 342,573,501 shares of beneficial
interest outstanding equivalent to $1.00 per share)--100.00%                         $342,572,891

* Variable rate securities--maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of July 31, 2006 and reset periodically.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 4.24% of net assets as of July 31, 2006, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

@    Interest rates shown are the discount rates at date of purchase.

+    Interest rates shown reflect yield at July 31, 2006.

OEM  Original Equipment Manufacturer

UBS PACE Money Market Investments

Statement of net assets--July 31, 2006

ISSUER BREAKDOWN BY COUNTRY (UNAUDITED)

                                                  PERCENTAGE OF PORTFOLIO ASSETS
--------------------------------------------------------------------------------
United States                                                  79.2%
Ireland                                                         6.2
United Kingdom                                                  3.3
France                                                          3.1
Germany                                                         1.5
Luxembourg                                                      1.4
Netherlands                                                     1.0
Belgium                                                         0.9
Canada                                                          0.9
Switzerland                                                     0.9
Australia                                                       0.9
Sweden                                                          0.7
--------------------------------------------------------------------------------
Total                                                         100.0%
================================================================================

Weighted average maturity -- 40 days

                 See accompanying notes to financial statements

UBS PACE Money Market Investments

Statement of operations

                                                                       FOR THE
                                                                     YEAR ENDED
                                                                   JULY 31, 2006
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                             $12,904,778
EXPENSES:
Transfer agency and related services fees                              1,179,686
Investment management and administration fees                          1,006,253
Reports and notices to shareholders                                      462,220
Professional fees                                                         73,664
Federal and state registration fees                                       42,371
Custody and accounting fees                                               36,887
Trustees' fees                                                            14,614
Other expenses                                                            24,390
                                                                       2,840,085
Less: Fee waivers and/or expense reimbursements by investment
manager and administrator                                             (1,115,063)
Net expenses                                                           1,725,022
Net investment income                                                 11,179,756
Net realized loss from investment activities                                (323)
Net increase in net assets resulting from operations                 $11,179,433

Statement of changes in net assets

                                                          FOR THE YEARS ENDED
                                                               JULY 31,
                                                     ---------------------------
                                                         2006           2005
--------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                $ 11,179,756   $  3,634,028
Net realized losses from investment
activities                                                   (323)          (126)
Net increase in net assets resulting from
operations                                             11,179,433      3,633,902
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                 (11,179,756)    (3,634,028)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net increase in net assets from beneficial
interest transactions                                 115,045,105     61,461,617
Net increase in net assets                            115,044,782     61,461,491
NET ASSETS:
Beginning of year                                     227,528,109    166,066,618
End of year                                          $342,572,891   $227,528,109
Accumulated undistributed net investment income      $         --   $         --

                 See accompanying notes to financial statements

UBS PACE Money Market Investments

Notes to financial statements

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UBS PACE Money Market Investments (the "Portfolio") is a diversified portfolio of UBS PACE Select Advisors Trust (the "Trust"), which was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust currently offers fourteen Portfolios available for investment, each having its own investment objectives and policies. Shares of the Portfolio currently are available only to participants in the UBS PACE(SM) Select Advisors Program and the UBS PACE(SM) Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business the Portfolio may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Portfolio's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME--Investments are valued at amortized cost, unless the Trust's Board of Trustees (the "Board") determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure amortized cost approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

REPURCHASE AGREEMENTS--The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

INVESTMENT MANAGER AND ADMINISTRATOR

UBS Global Asset Management (US) Inc. ("UBS Global AM--US") served as the Trust's investment manager and administrator from August 1, 2005 until April 1, 2006. On April 1, 2006, the Trust's Investment Management and Administration Agreement ("Management Contract") was transferred from UBS Global AM--US to UBS Global Asset Management (Americas) Inc. ("UBS Global AM--Americas").

The transfer of the Management Contract between sister companies occurred in connection with an internal reorganization involving UBS Global AM--US and UBS Global AM--Americas. The Trust's Board of Trustees approved the transfer of the Management Contract effective April 1, 2006. All of the personnel of UBS Global AM--US who previously provided investment management services to the Trust continue to provide investment management services to the Trust as employees of UBS Global AM--Americas. UBS Global AM--Americas has the same contractual rights and responsibilities under the Management Contract as those previously held by UBS Global AM--US. UBS Global AM--US and UBS Global AM--Americas are both indirect wholly-owned subsidiaries of UBS AG. UBS Global AM--US continues to serve as each Fund's principal underwriter. In accordance with the Management Contract, the Portfolio pays UBS Global AM--Americas an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At July 31, 2006, the Portfolio owed UBS Global AM--Americas $107,551 for investment management and administration fees.

UBS Global AM--Americas has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total annual operating expenses at a level not exceeding 0.60% through December 1, 2006. The Portfolio will make a payment to UBS Global AM--Americas for any previously reimbursed expenses during a three year period to the extent that operating expenses are otherwise below the expense cap. For the year ended July 31, 2006, UBS Global AM--Americas (or UBS Global AM--US for periods prior to April 1, 2006) reimbursed the Portfolio for non-management fee expenses totaling $1,115,063. At July 31, 2006, UBS Global AM--Americas owed the portfolio $195,106 for expense reimbursements.

At July 31, 2006, the Portfolio had expense reimbursements subject to repayment and respective dates of expirations as follows:

EXPENSE                 EXPIRES    EXPIRES     EXPIRES
REIMBURSEMENTS         JULY 31,   JULY 31,    JULY 31,
SUBJECT TO REPAYMENT     2007       2008        2009
-------------------------------------------------------
$2,344,079             $510,180   $718,836   $1,115,063

ADDITIONAL INFORMATION REGARDING COMPENSATION TO AFFILIATE OF A BOARD MEMBER

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the year ended July 31, 2006, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $280,859,118.

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Portfolio's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

TRANSFER AGENCY AND RELATED SERVICES FEES

UBS Financial Services Inc. provides transfer agency related services to the Portfolio pursuant to a delegation of authority from PFPC Inc. ("PFPC"), the Portfolio's transfer agent, and was compensated for these services by PFPC, not the Portfolio.

For the year ended July 31, 2006, UBS Financial Services Inc. received from PFPC, not the Portfolio, $595,700 of the total transfer agency and related services fees paid by the Portfolio to PFPC.

OTHER LIABILITIES AND COMPONENTS OF NET ASSETS

At July 31, 2006, payable for shares of beneficial interest repurchased, dividends payable and other accrued expenses

(excluding investment management and administration fees) were $1,262,254, $647,312 and $471,218 respectively.

At July 31, 2006, the Portfolio had the following components of net assets: paid in capital of $342,573,501 and an accumulated net realized loss of $610 for total net assets of $342,572,891.

FEDERAL TAX STATUS

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended July 31, 2006 and July 31, 2005 was ordinary income.

At July 31, 2006 the components of accumulated earnings on a tax basis was undistributed ordinary income of $647,312 and accumulated realized capital and other losses of $610.

At July 31, 2006, the Portfolio has a net capital loss carryforward of $433. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains; and $161 will expire by July 31, 2007 and $272 will expire by July 31, 2014.

In accordance with US Treasury regulations, the Fund has elected to defer realized capital losses of $177 arising after October 31, 2005. Such losses are treated for tax purposes as arising on August 1, 2006.

SHARES OF BENEFICIAL INTEREST

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                   FOR THE YEARS ENDED JULY 31,
                                                   ----------------------------
                                                        2006           2005
-------------------------------------------------------------------------------
Shares sold                                          348,451,721    224,445,629
Shares repurchased                                  (244,003,932)  (166,362,878)
Dividends reinvested                                  10,597,316      3,378,866
-------------------------------------------------------------------------------
Net increase in shares outstanding                   115,045,105     61,461,617
===============================================================================

UBS PACE Money Market Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                       FOR THE YEARS ENDED JULY 31,
                           ----------------------------------------------------
                             2006       2005       2004       2003       2002
-------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR          $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
Net investment income         0.038      0.018      0.005      0.009      0.021
Dividends from net
investment income            (0.038)    (0.018)    (0.005)    (0.009)    (0.021)
NET ASSET VALUE,
END OF YEAR                $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
TOTAL INVESTMENT
RETURN(1)                      3.89%      1.80%      0.51%      0.96%      2.10%
RATIOS/SUPPLEMENTAL
DATA:
Net assets,
end of year (000's)        $342,573   $227,528   $166,067   $123,915   $112,001
Expenses to average
net assets, net of
fee waivers and/or
expense reimbursements
by manager                     0.60%      0.60%      0.60%      0.57%      0.50%
Expenses to average
net assets, before
fee waivers and/or
expense reimbursements
by manager                     0.99%      0.97%      0.96%      1.13%      1.43%
Net investment income
to average net assets          3.89%      1.85%      0.51%      0.94%      2.03%

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

UBS PACE Money Market Investments

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders of
UBS PACE Select Advisors Trust

We have audited the accompanying statement of net assets of UBS PACE Money Market Investments (the "Portfolio") (one of the portfolios comprising the UBS PACE Select Advisors Trust), as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS PACE Money Market Investments at July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

New York, New York
September 15, 2006

UBS PACE Money Market Investments

General information (unaudited)

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Board approvals of investment advisory and administration agreement during period February 1, 2006 through July 31, 2006 (unaudited)

FEBRUARY 8, 2006 BOARD MEETING:

BACKGROUND--At a meeting of the board of UBS PACE Select Advisors Trust (the "Trust") on February 8, 2006, the members of the board, including the board members who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended, considered and approved the transfer of the current Investment Management and Administration Agreement of the Trust with respect to UBS PACE Money Market Investments (the "Portfolio") with UBS Global Asset Management (US) Inc. ("UBS Global AM") to UBS Global Asset Management (Americas) Inc. ("UBS Global Americas"), an affiliate of UBS Global AM. The board received information and materials about the proposed transfer both at its November 2005 meeting and at its February 2006 meeting. In considering the approval of the transfer of the Investment Advisory and Administration Agreement (such transfer referred to as the "New Investment Advisory and Administration Agreement"), the board reviewed a memorandum from UBS Global AM explaining the reasons for the proposed transfer, including that the transfer would result in management efficiencies and eliminate the duplication of functions that had resulted from having two registered investment advisors, UBS Global AM and UBS Global Americas, providing investment advisory services to the UBS funds. The board also reviewed materials provided by UBS Global AM on UBS Global Americas, including that the current personnel involved with the Portfolio would not change as a result of the transfer from UBS Global AM to UBS Global Americas. The board also noted management's explanation that any expenses resulting from the transfer would be borne by UBS Global AM, and not the Portfolio. The board also received and reviewed a draft of an opinion to be provided by Dechert LLP, counsel to the Trust, that the proposed transfer would not be considered an "assignment" of the existing investment management contract under the Investment Company Act of 1940, as amended, because (1) there would be no change of actual control of the investment manager to the Portfolio;
(2) there would be no change of management of the investment manager to the Portfolio; (3) the nature, quality and extent of the investment management services provided by UBS Global AM under the current Investment Management and Administration Agreement would not change as a result of the transfer; (4) the transfer would not result in any change in the fundamental investment processes, investment strategies or investment techniques currently employed by UBS Global AM in providing services to the Portfolio; and
(5) there would be no change to any of the material terms of the Investment Management and Administration Agreement as a result of the transfer. The board took note of its knowledge of UBS Global AM and its affiliates, including UBS Global Americas, and the current Investment Advisory and Administration Agreement, including the extensive materials it had reviewed at its annual contract renewal meeting in the summer of 2005 for the Portfolio and the other series of the Trust, and noted that it had at that time received a memorandum from its independent legal counsel discussing, among other things, the duties of board members in considering approval of management, sub-advisory and administration agreements.

In its consideration of the approval of the New Investment Advisory and Administration Agreement, the board considered the following factors:

NATURE, EXTENT AND QUALITY OF THE SERVICES UNDER THE NEW INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENT--The board took note that at its last annual contract renewal meeting for the Portfolio and the other series of the Trust, in connection with its review of the management and distribution agreements for the Portfolio and the other series of the Trust, it had received and considered extensive information regarding the nature, extent and quality of management services generally provided to the Portfolio and the other series of the Trust by UBS Global AM under the Investment Management and Administration Agreement, and a description of the administrative and other services rendered to the Portfolio and the other series of the Trust and their shareholders by UBS Global AM and UBS Global AM's role in coordinating providers of other services to the Portfolio and the other series of the Trust, including custody, accounting and transfer agency services. The board considered management's explanation that UBS Global Americas would provide identical services under the New Investment Management and Administration Agreement as were provided by UBS Global AM under the current Investment Management and Administration Agreement. The board's evaluation of the services to be provided by UBS Global Americas to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of investment management and other capabilities and the quality of administrative and other services, and considered that based on the materials presented to them these services would remain the same. The board also considered, based on its knowledge of UBS Global AM and UBS Global Americas, the financial resources available to UBS Global Americas and its parent organization, UBS AG, one of the leading financial services companies in the world.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the New Investment Management and Administration Agreement.

MANAGEMENT FEE--The board noted that the current contractual management fee rate for the Portfolio under the current Investment Management and Administration Agreement was not proposed to be changed under the New Investment Advisory and Administration Agreement. The board also considered that at its most recent annual contract renewal meeting during the summer of 2005 it had received and reviewed information on the contractual management fee payable by the Portfolio to UBS Global AM, including information on management fees paid by comparable funds. The board recognized that the current fee arrangement would not change as a result of the transfer.

Taking all of the above into consideration, the board determined that the proposed contractual management fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the New Investment Management and Administration Agreement.

PORTFOLIO PERFORMANCE--The board took into consideration the reports on Portfolio performance received by the board at each meeting and the more extensive review and discussion of Portfolio performance at its most recent annual contract renewal meeting. The board also noted that the transfer would not result in any change in the fundamental investment processes, investment strategies or investment techniques of the Portfolio and that no changes in the current personnel overseeing Portfolio management were proposed or anticipated as a result of the transfer.

Based on its prior review and the more updated performance information provided, the board concluded that the Portfolio's investment performance was satisfactory.

ADVISER PROFITABILITY--As UBS Global Americas would be a new adviser to the Portfolio, profitability of UBS Global Americas in providing services to the Portfolio was not a primary factor considered by the board. The board did note that at its most recent annual contract renewal meeting it received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Portfolio and the other series of the Trust and had determined at that time that UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolio and the other series of the Trust. The board also recognized that the management fee would not change as a result of the transfer and the services provided to the Portfolio by UBS Global Americas would be identical to those currently provided by UBS Global AM, making the profitability data received at its last contract renewal meeting still of some relevance. UBS Global AM also noted that a significant benefit of the transfer of the Investment Management and Administration Agreement to UBS Global Americas was to reduce a regulatory capital requirement imposed on UBS Global AM, which was expected to permit the eventual transfer of certain financial assets owned by UBS Global AM to satisfy regulatory requirements to other parts of UBS AG for other corporate purposes.

ECONOMIES OF SCALE--The board noted that it had previously considered whether economies of scale in the provision of services to the Portfolio would be passed along to the shareholders during its most recent consideration of the annual renewal of the Investment Management and Administration Agreement and did not see the need to reconsider this factor again in the context of the transfer of the agreement to a sister investment advisor.

OTHER BENEFITS TO UBS GLOBAL AMERICAS--The board considered other benefits received by UBS Global Americas and its affiliates as a result of its proposed relationship with the Portfolio, including the potential opportunity to offer additional products and services to Portfolio shareholders. The board also considered the benefits to be realized when certain assets of UBS Global AM were freed from certain regulatory requirements and were available to be paid as a dividend from one part of UBS AG to another part of UBS AG for such purposes as UBS AG deemed appropriate.

In light of the costs of providing investment management, administrative and other services to the Portfolio and UBS Global America's expected ongoing commitment to the Portfolio, the profits and other ancillary benefits that UBS Global Americas and its affiliates received or would receive were considered reasonable.

In light of all of the foregoing, the board approved the New Investment Management and Administration Agreement.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the New Investment Management and Administration Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed approval of the New Investment Management and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM or UBS Global Americas were present.

JULY 19, 2006 BOARD MEETING:

BACKGROUND--At a meeting of the Trust's board on July 19, 2006, the members of the board, including the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended, considered and approved the continuance of the Investment Management and Administration Agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and the Trust, on behalf of UBS PACE Money Market Investments (the "Portfolio"). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them, including performance and expense information for other investment companies with similar investment objectives. The board received and considered a variety of information about UBS Global AM as well as the advisory, administrative and distribution arrangements for the Portfolio. The Independent Trustees discussed the materials initially provided by management prior to the scheduled board meeting in a session with their independent legal counsel and requested, and received from management, supplemental materials to assist them in their consideration of the Investment Management and Administration Agreement. The board also received materials detailing the administrative services provided to the Portfolio by UBS Global AM, which include providing accounting and financial analysis for the Portfolio, ensuring that all financial and tax regulatory reporting requirements were met, certifying required Securities and Exchange Commission documentation and monitoring the performance of the Portfolio's service providers. The board noted the complexity of this process for the Portfolio and the other series of the Trust, given their broad range of investment strategies.

The Independent Trustees also met for several hours the evening before the board meeting and met again after management's presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Trustees met in session with their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement, the board considered the following factors:

NATURE, EXTENT AND QUALITY OF THE SERVICES UNDER THE INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENT--The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolio by UBS Global AM under the Investment Management and Administration Agreement during the past year. The board also received a description of the administrative and other services rendered to the Portfolio and its shareholders by UBS Global AM. The board considered the nature, extent and quality of administrative, distribution, and shareholder services performed by UBS Global AM and its affiliates for the Portfolio. The board also considered the resources devoted to, and the record of compliance with, the Portfolio's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Portfolio's affairs and UBS Global AM's role in coordinating providers of other services to the Portfolio, including custody, accounting and transfer agency services. The board's evaluation of the services provided by UBS Global AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York Fund complex, including the scope and quality of UBS Global AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring the expanded compliance programs for the Portfolio and the other series of the Trust.

The board had available to it the qualifications, backgrounds and responsibilities of the Portfolio's senior personnel at UBS Global AM and had received information regarding the persons primarily responsible for the day-to-day portfolio management of the Portfolio and recognized that the Portfolio's senior personnel at UBS Global AM report to the board regularly, some at every board meeting, and that at each regular meeting the board receives a detailed report on the Portfolio's performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly-owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had well over $100 billion in assets under management and was part of the UBS Global Asset Management Division, which had over $600 billion of assets under management worldwide. In addition, UBS Global AM also reported to the board on, among other things, its disaster recovery plans and portfolio manager compensation plan.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolio under the Investment Management and Administration Agreement.

MANAGEMENT FEE AND EXPENSE RATIO--The board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Portfolio to UBS Global AM in light of the nature, extent and quality of the management and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee"). Additionally, the board received and considered information comparing the Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. ("Lipper"), an independent provider of investment company data (the "Expense Group").

In connection with its consideration of the Portfolio's management fees, the board also received information on UBS Global AM's standard institutional account fees for accounts of a similar investment type to the Portfolio. The board noted that, in general, these fees were lower than the Contractual Management Fee for the Portfolio, but also noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds versus such accounts and the differences in the levels of services required by mutual funds and such accounts.

In addition to the Contractual and Actual Management Fees, the board also considered that UBS Global AM had entered into a fee waiver/expense reimbursement agreement with the Portfolio under which UBS Global AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total operating expenses of the Portfolio through December 1, 2006 (excluding interest expense, if any) would not exceed 0.60%. The board also considered that the Portfolio has agreed to repay UBS Global AM for those reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed this expense cap. The comparative Lipper information showed that the Portfolio's Contractual Management Fee and total expenses were in the third quintile, and its Actual Management Fee was in the first quintile (with the first quintile representing that fifth of the funds in the Expense Group with the lowest fees or expenses, as applicable) in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

Taking all of the above into consideration, the board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement.

PORTFOLIO PERFORMANCE--The board received and considered performance information compared to other funds (the "Performance Universe") selected by Lipper over the one-, three-, five-, ten- and since inception periods ended April 30, 2006. The board was provided with a description of the methodology Lipper used to determine the similarity of the Portfolio with the funds included in its Performance Universe. The board also took note of management's statement that it considered the Lipper peer groups useful in evaluating Portfolio expenses relative to peers but less useful in evaluating performance, as the Performance Universe peer group was broad-based and consisted of funds that did not necessarily have similar parameters to the Portfolio. The board also noted that it had received information throughout the year at periodic intervals with respect to the Portfolio's performance. The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one-, three- and ten-year periods and since inception and in the first quintile for the five-year period (with the first quintile representing that fifth of the funds in the Performance Universe with the best relative performance). Based on its review, the board concluded that the Portfolio's investment performance was satisfactory.

ADVISER PROFITABILITY--The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Portfolio. The board also received profitability information with respect to the UBS fund complex as a whole. In addition, the board received information with respect to UBS Global AM's allocation methodologies used in preparing this profitability data. UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolio.

ECONOMIES OF SCALE--The board received and considered information from management regarding whether there have been economies of scale with respect to the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolio. The board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. The board noted that the Portfolio's Contractual Management Fee did not contain breakpoints. The board considered that to the extent the Portfolio's assets have increased over time, however, it has realized other economies of scale as certain expenses, such as fees for Trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets.

Generally, in light of UBS Global AM's profitability data, the Actual Management Fee and the Contractual Management Fee, the board believed that UBS Global AM's sharing of economies of scale with the Portfolio was acceptable.

OTHER BENEFITS TO UBS GLOBAL AM--The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Portfolio, including the opportunity to offer additional products and services to Portfolio shareholders. In light of the costs of providing investment management, administrative and other services to the Portfolio and UBS Global AM's ongoing commitment to the Portfolio, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement for the Portfolio.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

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                                       37

UBS PACE Money Market Investments

Supplemental information (unaudited)

BOARD OF TRUSTEES & OFFICERS

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each trustee serves an indefinite term of office. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee and Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the Trustee or for which a person served as an Officer, and other directorships held by the Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request by calling 1-800-647 1568.

INTERESTED TRUSTEE

                                      POSITION(S)
                                       HELD WITH         TERM OF OFFICE+ AND
NAME, ADDRESS, AND AGE                   TRUST          LENGTH OF TIME SERVED
------------------------------------------------------------------------------
Meyer Feldberg++; 64               Trustee             Since 2001
Morgan Stanley
1585 Broadway
33rd Floor
New York, NY 10036

INDEPENDENT TRUSTEES

Richard Q. Armstrong; 71           Trustee and         Since 2001 (Trustee)
c/o Willkie Farr & Gallagher LLP   Chairman of the     Since 2004 (Chairman of
787 Seventh Avenue                 Board of Trustees   the Board of Trustees)
New York, NY 10019-6099

                                                  NUMBER OF
PRINCIPAL OCCUPATION(S)                  PORTFOLIOS IN FUND COMPLEX        OTHER DIRECTORSHIPS HELD BY
DURING PAST 5 YEARS                          OVERSEEN BY TRUSTEE                     TRUSTEE
-------------------------------------------------------------------------------------------------------
Professor Feldberg is Dean Emeritus   Professor Feldberg is a            Professor Feldberg is also a
and Sanford Bernstein Professor of    director or trustee of 29          director of Primedia Inc.
Leadership and Ethics at Columbia     investment companies               (publishing), Federated
Business School, although on a two    (consisting of 48 portfolios)      Department Stores, Inc.
year leave of absence. He is also a   for which UBS Global AM or one     (operator of department
senior advisor to Morgan Stanley      of its affiliates serves as        stores), Revlon, Inc.
(financial services) (since March     investment advisor, sub-advisor    (cosmetics), and SAPPI, Ltd.
2005). Prior to July 2004, he was     or manager.                        (producer of paper).
Dean and Professor of Management of
the Graduate School of Business at
Columbia University (since 1989).

Mr. Armstrong is chairman and         Mr. Armstrong is a director or     None
principal of R.Q.A. Enterprises       trustee of 16 investment
(management consulting firm) (since   companies (consisting of 35
April 1991 and principal occupation   portfolios) for which UBS
since March 1995).                    Global AM or one of its
                                      affiliates serves as investment
                                      advisor, sub-advisor or
                                      manager.

                                                                               TERM OF OFFICE+ AND
NAME, ADDRESS, AND AGE                   POSITION(S) HELD WITH TRUST         LENGTH OF TIME SERVED
-------------------------------------------------------------------------------------------------------
David J. Beaubien; 72                 Trustee                            Since 1995
84 Doane Road
Ware, MA 01082

Alan S. Bernikow; 65                  Trustee                            Since 2005
207 Benedict Ave.
Staten Island, NY 10314

Richard R. Burt; 59                   Trustee                            Since 2001
1275 Pennsylvania Ave., N.W.
Washington, D.C. 20004

                                            NUMBER OF PORTFOLIOS                      OTHER
PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX OVERSEEN             DIRECTORSHIPS HELD
DURING PAST 5 YEARS                              BY TRUSTEE                        BY TRUSTEE
-------------------------------------------------------------------------------------------------------
Mr. Beaubien is retired (since        Mr. Beaubien is a director or      Mr. Beaubien is also a
2003). He was chairman of             trustee of 16 investment           director of IEC Electronics,
Yankee Environmental Systems,         companies (consisting of 35        Inc., a manufacturer of
Inc., a manufacturer of               portfolios) for which UBS          electronic assemblies.
meteorological measuring              Global AM or one of its
systems (since 1991).                 affiliates serves as
                                      investment advisor, sub-
                                      advisor or manager.

Mr. Bernikow is a consultant          Mr. Bernikow is a director or      Mr. Bernikow is also a
on non-management matters for         trustee of 16 investment           director of Revlon, Inc.
the firm of Deloitte & Touche         companies (consisting of 35        (cosmetics) (and serves as the
(international accounting and         portfolios) for which UBS          chair of its audit committee),
consulting firm) (since June          Global AM or one of its            a director of Mack-Cali Realty
2003). Previously, he was             affiliates serves as               Corporation (real estate
Deputy Chief Executive Officer        investment advisor,                investment trust) (and serves
at Deloitte & Touche.                 sub-advisor or manager.            as the chair of its audit
                                                                         committee) and a director of
                                                                         the Casual Male Retail Group,
                                                                         Inc. (menswear).

Mr. Burt is chairman of               Mr. Burt is a director or          Mr. Burt is also a director of
Diligence Inc. (information           trustee of 16 investment           The Central European Fund,
and risk management firm) and         companies (consisting of 35        Inc., The Germany Fund, Inc.,
IEP Advisors (international           portfolios) for which UBS          The New Germany Fund, Inc.,
investments and consulting            Global AM or one of its            IGT, Inc. (provides technology
firm).                                affiliates serves as               to gaming and wagering
                                      investment advisor,                industry) and The Protective
                                      sub-advisor or manager.            Group, Inc. (produces armor
                                                                         products).

UBS PACE Money Market Investments

Supplemental information (unaudited)

INDEPENDENT TRUSTEES (CONCLUDED)

                                                                               TERM OF OFFICE+ AND
NAME, ADDRESS, AND AGE                   POSITION(S) HELD WITH TRUST          LENGTH OF TIME SERVED
-------------------------------------------------------------------------------------------------------
Bernard H. Garil; 66 6754 Casa        Trustee                            Since 2005
Grande Way Delray Beach, FL
33446

Heather R. Higgins; 47 255 E.         Trustee                            Since 2005
49th St., Suite 23D New York,
NY 10017

                                                 NUMBER OF
PRINCIPAL OCCUPATION(S)                  PORTFOLIOS IN FUND COMPLEX            OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                          OVERSEEN BY TRUSTEE                 HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------
Mr. Garil is retired (since           Mr. Garil is a director or         Mr. Garil is also a director
2001). He was a Managing              trustee of 16 investment           of OFI Trust Company
Director at PIMCO Advisory            companies (consisting of 35        (commercial trust company) and
Services (from 1999 to 2001)          portfolios) for which UBS          a trustee for the Brooklyn
where he served as President          Global AM or one of its            College Foundation, Inc.
of closed-end funds and               affiliates serves as               (charitable foundation).
Vice-President of the variable        investment advisor,
insurance product funds               sub-advisor or manager.
advised by OpCap Advisors
(until 2001).

Ms. Higgins is the President          Ms. Higgins is a director or       None
and Director of The Randolph          trustee of 16 investment
Foundation (charitable                companies (consisting of 35
foundation) (since 1991). Ms.         portfolios) for which UBS
Higgins also serves on the            Global AM or one of its
boards of several non-profit          affiliates serves as
charitable groups, including          investment advisor,
the Independent Women's Forum         sub-advisor or manager.
(chairman), the Philanthropy
Roundtable (vice chairman) and
the Hoover Institution
(executive committee).

UBS PACE Money Market Investments

Supplemental information (unaudited)

OFFICERS

                                          TERM OF        PRINCIPAL OCCUPATION(S)
                                        OFFICE+ AND        DURING PAST 5 YEARS;
                         POSITION(S)     LENGTH OF       NUMBER OF PORTFOLIOS IN
NAME, ADDRESS,            HELD WITH         TIME      FUND COMPLEX FOR WHICH PERSON
AND AGE                     TRUST          SERVED           SERVES AS OFFICER
-----------------------------------------------------------------------------------
Joseph Allessie*; 41   Vice President   Since 2005    Mr. Allessie is a director
                       and Assistant                  and deputy general counsel at
                       Secretary                      UBS Global Asset Management
                                                      (US) Inc. and UBS Global
                                                      Asset Management (Americas)
                                                      Inc. (collectively, "UBS
                                                      Global AM-Americas region")
                                                      (since 2005). Prior to
                                                      joining UBS Global
                                                      AM-Americas region, he was
                                                      senior vice president and
                                                      general counsel of Kenmar
                                                      Advisory Corp. (from 2004 to
                                                      2005). Prior to that Mr.
                                                      Allessie was general counsel
                                                      and secretary of GAM USA
                                                      Inc., GAM Investments, GAM
                                                      Services, GAM Funds, Inc. and
                                                      the GAM Avalon Funds (from
                                                      1999 to 2004). Mr. Allessie
                                                      is a vice president and
                                                      assistant secretary of 20
                                                      investment companies
                                                      (consisting of 91 portfolios)
                                                      for which UBS Global
                                                      AM-Americas region or one of
                                                      its affiliates serves as
                                                      investment advisor,
                                                      sub-advisor or manager.

                                          TERM OF        PRINCIPAL OCCUPATION(S)
                                        OFFICE+ AND        DURING PAST 5 YEARS;
                         POSITION(S)     LENGTH OF       NUMBER OF PORTFOLIOS IN
NAME, ADDRESS,            HELD WITH         TIME      FUND COMPLEX FOR WHICH PERSON
AND AGE                     TRUST          SERVED           SERVES AS OFFICER
-----------------------------------------------------------------------------------
Rose Ann Bubloski*;    Vice President   Since 2006    Ms. Bubloski is an associate
38                     and Assistant                  director (since 2003) and a
                       Treasurer                      senior manager of the US
                                                      mutual fund treasury
                                                      administration department of
                                                      UBS Global AM-Americas
                                                      region. Ms. Bubloski is a
                                                      vice president and assistant
                                                      treasurer of 20 investment
                                                      companies (consisting of 91
                                                      portfolios) for which UBS
                                                      Global AM-Americas region or
                                                      one of its affiliates serves
                                                      as investment advisor,
                                                      sub-advisor or manager.

Thomas Disbrow*; 40    Vice President   Since 2000    Mr. Disbrow is a director
                       and Treasurer    (Vice         (since 2001) and head of the
                                        President)    US mutual fund treasury
                                        Since 2004    administration department
                                        (Treasurer)   (since 2006) of UBS Global
                                                      AM-Americas region. Mr.
                                                      Disbrow is a vice president
                                                      and treasurer and/or
                                                      principal accounting officer
                                                      of 20 investment companies
                                                      (consisting of 91 portfolios)
                                                      for which UBS Global
                                                      AM-Americas region or one of
                                                      its affiliates serves as
                                                      investment advisor,
                                                      sub-advisor or manager.

                                          TERM OF        PRINCIPAL OCCUPATION(S)
                                        OFFICE+ AND        DURING PAST 5 YEARS;
                         POSITION(S)     LENGTH OF       NUMBER OF PORTFOLIOS IN
NAME, ADDRESS,            HELD WITH         TIME      FUND COMPLEX FOR WHICH PERSON
AND AGE                     TRUST          SERVED           SERVES AS OFFICER
-----------------------------------------------------------------------------------
Michael J. Flook*;     Vice President   Since 2006    Mr. Flook is an associate
41                     and Assistant                  director and a senior manager
                       Treasurer                      of the US mutual fund
                                                      treasury administration
                                                      department of UBS Global
                                                      AM-Americas region (since
                                                      2006). Prior to joining UBS
                                                      Global AM-Americas region, he
                                                      was a senior manager with The
                                                      Reserve (asset management
                                                      firm) from May 2005 to May
                                                      2006. Prior to that he was a
                                                      senior manager with PFPC
                                                      Worldwide since October 2000.
                                                      Mr. Flook is a vice president
                                                      and assistant treasurer of 20
                                                      investment companies
                                                      (consisting of 91 portfolios)
                                                      for which UBS Global
                                                      AM-Americas region or one of
                                                      its affiliates serves as
                                                      investment advisor,
                                                      sub-advisor or manager.

                                          TERM OF        PRINCIPAL OCCUPATION(S)
                                        OFFICE+ AND        DURING PAST 5 YEARS;
                         POSITION(S)     LENGTH OF       NUMBER OF PORTFOLIOS IN
NAME, ADDRESS,            HELD WITH         TIME      FUND COMPLEX FOR WHICH PERSON
AND AGE                     TRUST          SERVED           SERVES AS OFFICER
-----------------------------------------------------------------------------------
Mark F. Kemper**; 48   Vice President   Since 2004    Mr. Kemper is general
                       and Secretary                  counsel of UBS Global
                                                      AM-Americas region (since
                                                      2004). Mr. Kemper also is a
                                                      managing director of UBS
                                                      Global AM-Americas region
                                                      (since 2006). He was deputy
                                                      general counsel of UBS
                                                      Global Asset Management
                                                      (Americas) Inc. ("UBS Global
                                                      AM (Americas)") from July
                                                      2001 to July 2004. He has
                                                      been secretary of UBS Global
                                                      AM- Americas since 1999 and
                                                      assistant secretary of UBS
                                                      Global Asset Management
                                                      Trust Company since 1993.
                                                      Mr. Kemper is secretary of
                                                      UBS Global AM-Americas
                                                      region (since 2004). Mr.
                                                      Kemper is vice president and
                                                      secretary of 20 investment
                                                      companies (consisting of 91
                                                      portfolios) for which UBS
                                                      Global AM-Americas region or
                                                      one of its affiliates
                                                      serves as investment advisor,
                                                      sub-advisor or manager.

Joanne M. Kilkeary*;   Vice President   Since 1999    Ms. Kilkeary is an associate
38                     and Assistant                  director (since 2000) and a
                       Treasurer                      senior manager (since 2004)
                                                      of the US mutual fund
                                                      treasury administration
                                                      department of UBS Global
                                                      AM-Americas region. Ms.
                                                      Kilkeary is a vice president
                                                      and assistant treasurer of 20
                                                      investment companies
                                                      (consisting of 91 portfolios)
                                                      for which UBS Global
                                                      AM-Americas region or one of
                                                      its affiliates serves as
                                                      investment advisor,
                                                      sub-advisor or manager.

                                          TERM OF        PRINCIPAL OCCUPATION(S)
                                        OFFICE+ AND        DURING PAST 5 YEARS;
                         POSITION(S)     LENGTH OF       NUMBER OF PORTFOLIOS IN
NAME, ADDRESS,            HELD WITH         TIME      FUND COMPLEX FOR WHICH PERSON
AND AGE                     TRUST          SERVED           SERVES AS OFFICER
-----------------------------------------------------------------------------------
Tammie Lee*; 35        Vice President   Since 2005    Ms. Lee is a director and
                       and Assistant                  associate general counsel of
                       Secretary                      UBS Global AM-Americas region
                                                      (since 2005). Prior to
                                                      joining UBS Global AM-
                                                      Americas region, she was vice
                                                      president and counsel at
                                                      Deutsche Asset
                                                      Management/Scudder
                                                      Investments from 2003 to
                                                      2005. Prior to that she was
                                                      assistant vice president and
                                                      counsel at Deutsche Asset
                                                      Management/Scudder
                                                      Investments from 2000 to
                                                      2003. Ms. Lee is a vice
                                                      president and assistant
                                                      secretary of 20 investment
                                                      companies (consisting of 91
                                                      portfolios) for which UBS
                                                      Global AM-Americas region or
                                                      one of its affiliates serves
                                                      as investment advisor,
                                                      sub-advisor or manager.

Michael H.             Vice President   Since 2001    Mr. Markowitz is a managing
Markowitz**; 41                                       director (since 2004),
                                                      portfolio manager and head of
                                                      U.S. short duration fixed
                                                      income (since 2003) of UBS
                                                      Global AM-Americas region.
                                                      Mr. Markowitz is a vice
                                                      president of five investment
                                                      companies (consisting of 23
                                                      portfolios) for which UBS
                                                      Global AM-Americas region or
                                                      one of its affiliates serves
                                                      as investment advisor,
                                                      sub-advisor or manager.

                                          TERM OF        PRINCIPAL OCCUPATION(S)
                                        OFFICE+ AND        DURING PAST 5 YEARS;
                         POSITION(S)     LENGTH OF       NUMBER OF PORTFOLIOS IN
NAME, ADDRESS,            HELD WITH         TIME      FUND COMPLEX FOR WHICH PERSON
AND AGE                     TRUST          SERVED           SERVES AS OFFICER
-----------------------------------------------------------------------------------
Joseph McGill*; 44     Vice President   Since 2004    Mr. McGill is a managing
                       and Chief                      director (since 2006) and
                       Compliance                     chief compliance officer
                       Officer                        (since 2003) at UBS Global
                                                      AM-Americas region. Prior to
                                                      joining UBS Global
                                                      AM-Americas region, he was
                                                      assistant general counsel at
                                                      J. P. Morgan Investment
                                                      Management (from 1999 to
                                                      2003). Mr. McGill is a vice
                                                      president and chief
                                                      compliance officer of 20
                                                      investment companies
                                                      (consisting of 91 portfolios)
                                                      for which UBS Global
                                                      AM-Americas region or one of
                                                      its affiliates serves as
                                                      investment advisor,
                                                      sub-advisor or manager.

Eric Sanders*; 40      Vice President   Since 2005    Mr. Sanders is a director and
                       and Assistant                  associate general counsel of
                       Secretary                      UBS Global AM-Americas region
                                                      (since 2005). From 1996 until
                                                      June 2005, he held various
                                                      positions at Fred Alger &
                                                      Company, Incorporated, the
                                                      most recent being assistant
                                                      vice president and associate
                                                      general counsel. Mr. Sanders
                                                      is a vice president and
                                                      assistant secretary of 20
                                                      investment companies
                                                      (consisting of 91 portfolios)
                                                      for which UBS Global AM-
                                                      Americas region or one of its
                                                      affiliates serves as
                                                      investment advisor,
                                                      sub-advisor or manager.

                                          TERM OF        PRINCIPAL OCCUPATION(S)
                                        OFFICE+ AND        DURING PAST 5 YEARS;
                         POSITION(S)     LENGTH OF       NUMBER OF PORTFOLIOS IN
NAME, ADDRESS,            HELD WITH         TIME      FUND COMPLEX FOR WHICH PERSON
AND AGE                     TRUST          SERVED           SERVES AS OFFICER
-----------------------------------------------------------------------------------
Andrew Shoup*; 50      Vice President   Since 2006    Mr. Shoup is a managing
                       and Chief                      director and senior member of
                       Operating                      the US mutual fund treasury
                       Officer                        administration department of
                                                      UBS Global AM-Americas region
                                                      (since July 2006). Prior to
                                                      joining UBS Global AM-
                                                      Americas region, he was Chief
                                                      Administrative Officer for
                                                      the Legg Mason Partner Funds
                                                      (formerly Smith Barney,
                                                      Salomon Brothers, and
                                                      CitiFunds mutual funds) from
                                                      November 2003 to July 2006.
                                                      Prior to that, he held
                                                      various positions with
                                                      Citigroup Asset Management
                                                      and related companies with
                                                      their domestic and offshore
                                                      mutual funds since 1993.
                                                      Additionally, he has worked
                                                      for another mutual fund
                                                      complex as well as spending
                                                      eleven years in public
                                                      accounting. Mr. Shoup is a
                                                      vice president of 20
                                                      investment companies
                                                      (consisting of 91 portfolios)
                                                      for which UBS Global
                                                      AM-Americas region or one of
                                                      its affiliates serves as
                                                      investment advisor,
                                                      sub-advisor or manager.

                                          TERM OF        PRINCIPAL OCCUPATION(S)
                                        OFFICE+ AND        DURING PAST 5 YEARS;
                         POSITION(S)     LENGTH OF       NUMBER OF PORTFOLIOS IN
NAME, ADDRESS,            HELD WITH         TIME      FUND COMPLEX FOR WHICH PERSON
AND AGE                     TRUST          SERVED           SERVES AS OFFICER
-----------------------------------------------------------------------------------
Kai R. Sotorp**; 47    President        Since 2006    Mr. Sotorp is the Head of the
                                                      Americas for UBS Global Asset
                                                      Management (since 2004); a
                                                      member of the UBS Group
                                                      Managing Board (since 2003)
                                                      and a member of the UBS
                                                      Global Asset Management
                                                      Executive Committee (since
                                                      2001). Prior to his current
                                                      role, Mr. Sotorp was Head of
                                                      UBS Global Asset
                                                      Management-Asia Pacific
                                                      (2002-2004), covering
                                                      Australia, Japan, Hong Kong,
                                                      Singapore and Taiwan; Head of
                                                      UBS Global Asset Management
                                                      (Japan) Ltd. (2001-2004) and
                                                      Representative Director and
                                                      President of UBS Global Asset
                                                      Management (Japan) Ltd.
                                                      (2000-2004). Mr. Sotorp is
                                                      President of 16 investment
                                                      companies (consisting of 35
                                                      portfolios) for which UBS
                                                      Global Asset
                                                      Management-Americas region or
                                                      one of its affiliates serves
                                                      as investment advisor,
                                                      sub-advisor or manager.

                                          TERM OF        PRINCIPAL OCCUPATION(S)
                                        OFFICE+ AND        DURING PAST 5 YEARS;
                         POSITION(S)     LENGTH OF       NUMBER OF PORTFOLIOS IN
NAME, ADDRESS,            HELD WITH         TIME      FUND COMPLEX FOR WHICH PERSON
AND AGE                     TRUST          SERVED           SERVES AS OFFICER
-----------------------------------------------------------------------------------
Keith A. Weller*; 45   Vice President   Since 2000    Mr. Weller is an executive
                       and Assistant                  director and senior associate
                       Secretary                      general counsel of UBS Global
                                                      AM-Americas region (since
                                                      2005) and has been an
                                                      attorney with affiliated
                                                      entities since 1995. Mr.
                                                      Weller is a vice president
                                                      and assistant secretary of 20
                                                      investment companies
                                                      (consisting of 91 portfolios)
                                                      for which UBS Global
                                                      AM-Americas region or one of
                                                      its affiliates serves as
                                                      investment advisor,
                                                      sub-advisor or manager.

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

+ Each trustee holds office for an indefinite term. Each trustee who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers are appointed by the trustees and serve at the pleasure of the board.

++ Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

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                                       53

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                                       54

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                                       55

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                                       56

TRUSTEES

Richard Q. Armstrong                    Meyer Feldberg
CHAIRMAN                                Bernard H. Garil
David J. Beaubien                       Heather R. Higgins
Alan S. Bernikow
Richard R. Burt

PRINCIPAL OFFICERS
Kai Sotorp                              Thomas Disbrow
PRESIDENT                               VICE PRESIDENT AND TREASURER
Mark F. Kemper                          Michael H. Markowitz
VICE PRESIDENT AND SECRETARY            VICE PRESIDENT

INVESTMENT MANAGER AND
ADMINISTRATOR
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

PRINCIPAL UNDERWRITER
UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

(C) 2006 UBS Global Asset Management (Americas) Inc. All rights reserved.

[UBS LOGO]                                                           PRESORTED
                                                                      STANDARD
                                                                   U.S. POSTAGE
                                                                        PAID
                                                                   COMPUTERSHARE

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
51 West 52nd Street
New York, New York 10019-6114

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board has determined that the following person serving on the registrant's Audit Committee is an "audit committee financial expert" as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a)  AUDIT FEES:

          For the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $711,600 and $522,904, respectively.

          Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

     (b)  AUDIT-RELATED FEES:

          In each of the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $35,076 and $33,744, respectively.

          Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2006 and 2005 semiannual financial statements and (2) review of the consolidated 2005 and 2004 reports on the profitability of the UBS Funds to UBS Global Asset Management (US) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

          There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (c)  TAX FEES:

          In each of the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $189,180 and $181,250, respectively.

          Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

          There were no tax fees required to be approved pursuant to paragraph
          (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (d)  ALL OTHER FEES:

          In each of the fiscal years ended July 31, 2006 and July 31, 2005, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

          Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

          There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (e)  (1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES:

               The registrant's Audit Committee ("audit committee") has adopted an "Audit Committee Charter (Amended and Restated as of May 12, 2004 - Revised as of February 3, 2006)" (the "charter"). The charter contains the audit committee's pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

                    The [audit ]Committee shall:

                    2. Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee's meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund's officers).

                         ----------
                         (1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may NOT include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services;
                              (vi) management functions or human resources;
                              (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and
                              (ix) any other service the Public Company
                              Accounting Oversight Board determines, by regulation, is impermissible.

                              Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

     (e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

          AUDIT-RELATED FEES:

          There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2006 and July 31, 2005 on behalf of the registrant.

          There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2006 and July 31, 2005 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

          TAX FEES:

          There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2006 and July 31, 2005 on behalf of the registrant.

          There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2006 and July 31, 2005 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

          ALL OTHER FEES:

          There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2006 and July 31, 2005 on behalf of the registrant.

          There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2006 and July 31, 2005 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

     (f) According to E&Y, for the fiscal year ended July 31, 2006, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

     (g) For the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate fees billed by E&Y of $2,116,477 and $3,003,959, respectively, for non-audit services rendered on behalf of the registrant ("covered"), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser ("non-covered") that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

                                    2006         2005
                                 ----------   ----------
          Covered Services       $  224,256   $  214,994
          Non-Covered Services    1,892,221    2,788,965

     (h) The registrant's audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

          Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

     (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

     (a) (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of Conduct") is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant's Report on Form N-CSR filed October 8, 2004 (Accession Number: 0001047469-04-030769)(SEC File No. 811-08764).

     (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

     (a) (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - not applicable to the registrant.

     (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS PACE Select Advisors Trust


By: /s/ Kai Sotorp
    ---------------------------------
    Kai Sotorp
    President

Date: OCTOBER 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Kai Sotorp
    ---------------------------------
    Kai Sotorp
    President

Date: OCTOBER 9, 2006


By: /s/ Thomas Disbrow
    ---------------------------------
    Thomas Disbrow
    Vice President and Treasurer

Date: OCTOBER 9, 2006